UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09729

iShares Trust

(Exact name of registrant as specified in charter)

c/o: State Street Bank and Trust Company

1 Iron Street, Boston, MA 02210

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant’s telephone number, including area code: (415) 670-2000

Date of fiscal year end: August 31, 2017

Date of reporting period: August 31, 2017

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended August 31, 2017, filed with the Securities and Exchange Commission on November 9, 2017 (Accession Number 0001193125-17-338585). The sole purpose of this amendment is to correct the fund market total returns presented in the Management’s Discussion of Fund Performance and the premium/discount range presented within the Supplemental Information section for the iShares Adaptive Currency Hedged MSCI Japan ETF, iShares Edge MSCI Min Vol Global Currency Hedged ETF, iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Edge MSCI Multifactor Consumer Discretionary ETF, iShares Edge MSCI Multifactor Consumer Staples ETF, iShares Edge MSCI Multifactor Energy ETF, iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF, iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF, iShares Edge MSCI Multifactor Technology ETF, iShares Edge MSCI Multifactor Utilities ETF, iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Norway Capped ETF, iShares MSCI India ETF, iShares MSCI India Small-Cap ETF, and iShares MSCI United Kingdom Small-Cap ETF within Item 1, Reports to Stockholders. Except as set forth above, this amendment does not amend, update or change any other items or disclosures found in the original Form N-CSR filing.

Item 1.	Reports to Stockholders.

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Edge MSCI Multifactor Consumer Discretionary ETF | CNDF | BATS
➢	iShares Edge MSCI Multifactor Consumer Staples ETF | CNSF | BATS
➢	iShares Edge MSCI Multifactor Energy ETF | ERGF | BATS
➢	iShares Edge MSCI Multifactor Financials ETF | FNCF | BATS
➢	iShares Edge MSCI Multifactor Healthcare ETF | HCRF | BATS
➢	iShares Edge MSCI Multifactor Industrials ETF | INDF | BATS
➢	iShares Edge MSCI Multifactor Materials ETF | MATF | BATS
➢	iShares Edge MSCI Multifactor Technology ETF | TCHF | BATS
➢	iShares Edge MSCI Multifactor Utilities ETF | UTLF | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

U.S. EQUITY MARKET OVERVIEW

The U.S. stock market posted a strong return for the 12 months ended August 31, 2017 (the “reporting period”). The Russell 3000 Index, a broad U.S. equity index that includes stocks of all capitalization ranges, returned 16.06% for the reporting period.

After declines in September and October 2016, the U.S. equity market began a steady increase that extended through the end of the reporting period. Initially, the catalyst for the market’s advance was the U.S. presidential election in November 2016. The new presidential administration was expected to enact pro-business fiscal policies — including lower taxes, decreased regulation, and increased fiscal spending on infrastructure and other projects — aimed at strengthening U.S. economic growth. These expectations contributed to gains in U.S. stocks in late 2016 and early 2017.

However, the anticipated pro-business policies failed to materialize as the Trump administration and a Republican-controlled Congress struggled to implement their fiscal agenda. In addition, the U.S. Federal Reserve Bank (the “Fed”) increased short-term interest rates three times between December 2016 and June 2017. The Fed’s actions increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to reduce the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017. The interest rate increases and balance sheet reduction were part of the Fed’s plan to begin reducing the substantial economic stimulus measures implemented in the wake of the 2008 credit crisis and re-establish more normal monetary policy conditions.

The lack of economic stimulus initiatives from the federal government along with the Fed’s monetary policy changes created challenges for the U.S. economy. Although year-over-year economic growth improved modestly during the reporting period, it remained below its long-term historical average. Employment growth continued to be robust, leading to a 16-year low in the unemployment rate, and industrial production continued to recover from a low point in late 2015. In contrast, vehicle sales decreased sharply during the reporting period, and although consumer spending increased overall, it declined from its peak in early 2017. In the housing market, home prices continued to increase as demand outstripped supply, in part due to limited new home construction.

In contrast to mixed economic data in the U.S., signs of stronger economic growth emerged globally. This was especially true in China, where economic growth improved after several years of slowing, and the Eurozone, led by increased economic activity in its largest countries, including Germany, France, Italy, and Spain. An improving economic environment in developed countries also contributed to strengthening growth in many emerging economies around the world.

Better global economic conditions led to a notable improvement in earnings growth for U.S. companies, particularly those with significant operations outside of the U.S. In particular, technology-related companies posted strong returns for the reporting period as many of the largest U.S. technology-oriented companies derive more than half of their sales from outside of the country.

As fiscal policy agenda expectations faded, healthy corporate earnings growth helped sustain the advance in the U.S. stock market over the last half of the reporting period. The steadily positive equity market performance contributed to the major U.S. equity indexes reaching record highs late in the reporting period.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.41%	7.40%	7.80%	7.41%	7.40%	7.80%
Since Inception	8.31%	8.37%	8.78%	11.05%	11.13%	11.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,012.10	$1.78	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Consumer Discretionary ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the consumer discretionary sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Consumer Discretionary Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 7.41%, net of fees, while the total return for the Index was 7.80%.

The Index advanced for the reporting period as consumer spending in the U.S. increased. For the year ended August 31, 2017, retail sales grew by 3.2. Nonetheless, retail sales peaked in early 2017 and slowed during the second half of the reporting period, in part due to a steady decline in vehicle sales.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

Within the Index, the consumer services industry contributed the most to the Index’s return for the reporting period, led by restaurants and cruise line operators. Restaurants benefited from innovative menu changes that attracted customers, while cruise operators were helped by an increase in passengers and higher onboard spending.

Internet retailers and media companies were also significant contributors to the Index’s return for the reporting period. Online retailers benefited from a sharp increase in e-commerce sales, while increased merger and acquisition activity, particularly among cable and satellite television operators, led the advance in the media industry.

On the downside, specialty retailers detracted the most from the Index’s return for the reporting period. Intense competition from e-commerce sales weighed on much of the retail sector, particularly niche specialty stores. Retailers in the apparel, automotive, and home furnishing industries were the most significant detractors from the Index’s performance.

For the reporting period, the Index underperformed the broad sector market, as represented by the MSCI USA Consumer Discretionary Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and quality contributed to the Index’s performance relative to the performance of the broad sector market, while size and momentum detracted.

Although the target style factors provided a net positive contribution to relative performance, industry allocation detracted from the Index’s performance compared with that of the broad sector market. Most notably, an overweight allocation in the Index to the struggling specialty retail industry — including department stores, apparel retailers, and home furnishing stores — detracted the most from relative performance. In addition, an underweight allocation in the Index to internet retailers weighed on relative performance. On the positive side, an overweight allocation in the Index to the household durables industry, which includes homebuilders and appliance manufacturers, contributed to relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Specialty Retail	23.70%
Media	19.13
Hotels, Restaurants & Leisure	15.12
Household Durables	14.43
Internet & Direct Marketing Retail	14.12
Auto Components	4.76
Multiline Retail	3.68
Textiles, Apparel & Luxury Goods	2.49
Leisure Products	2.39
Automobiles	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Amazon.com Inc.	12.33%
Comcast Corp. Class A	4.87
Home Depot Inc. (The)	4.70
Walt Disney Co. (The)	3.90
Carnival Corp.	3.19
Royal Caribbean Cruises Ltd.	3.17
Mohawk Industries Inc.	2.84
NVR Inc.	2.77
Best Buy Co. Inc.	2.72
Scripps Networks Interactive Inc. Class A	2.70

TOTAL	43.19%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	0.11%	0.11%	0.46%	0.11%	0.11%	0.46%
Since Inception	0.89%	0.92%	1.30%	1.18%	1.22%	1.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$986.20	$1.75	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Consumer Staples ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the consumer staples sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Consumer Staples Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 0.11%, net of fees, while the total return for the Index was 0.46%.

The fractional gain for the Index during the reporting period generally reflected the impact of broad economic and investment trends. Consumer staples stocks are considered to be defensive investments because they sell products that are typically in demand regardless of the economic environment. Consequently, these stocks tend to perform well during periods of economic

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

uncertainty, but underperform during periods of economic strength. During the reporting period, economic conditions around the globe improved, resulting in relatively modest returns for consumer staples stocks.

The Index’s performance also reflected the varied industry returns within the consumer staples sector during the reporting period. Household products companies were the most significant contributors to the Index’s return, led by the positive performance of several of the largest companies in the industry. Tobacco producers and beverage companies were also meaningful contributors to performance.

On the downside, food products companies detracted the most from the Index’s return for the reporting period. Increased competition from private-label brands and changing consumption patterns contributed to the decline in food products stocks. Food and drug retailers also weighed on the Index’s performance as the acquisition of a major grocery chain by a large e-commerce company created concerns about pricing and competition in the industry.

For the reporting period, the Index underperformed the broad sector market, as represented by the MSCI USA Consumer Staples Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value was a strong contributor to the Index’s performance relative to the performance of the broad sector market, while size detracted meaningfully. Quality and momentum were modest detractors.

In addition to the small net negative contribution from the target style factors, industry allocation detracted from the Index’s performance compared with that of the broad sector market. An overweight allocation in the Index to the struggling food products industry and an underweight position in the beverage industry detracted from relative performance for the reporting period. On the positive side, individual security selection in the household products industry contributed to relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Food Products	26.87%
Food & Staples Retailing	25.00
Beverages	20.72
Household Products	14.93
Tobacco	12.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Procter & Gamble Co. (The)	10.55%
Wal-Mart Stores Inc.	8.61
Coca-Cola Co. (The)	7.90
Philip Morris International Inc.	7.70
PepsiCo Inc.	6.82
CVS Health Corp.	6.45
Altria Group Inc.	4.79
Sysco Corp.	3.51
Archer-Daniels-Midland Co.	3.39
Tyson Foods Inc. Class A	3.27

TOTAL	62.99%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(3.68)%	(3.76)%	(3.35)%	(3.68)%	(3.76)%	(3.35)%
Since Inception	(1.20)%	(1.23)%	(0.76)%	(1.57)%	(1.61)%	(0.99)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$916.40	$1.69	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Energy ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the energy sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Energy Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -3.68%, net of fees, while the total return for the Index was -3.35%.

The modest decline in the Index for the reporting period masked some meaningful volatility. The Index rose sharply in late 2016 along with the price of oil after OPEC members responded to record global crude oil inventories by agreeing to reduce their daily output levels. However, the Index declined gradually over the remainder of the reporting period as rising oil and gas production in

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

the U.S., led by a resurgence in U.S. shale oil production, kept inventories high. In addition, many OPEC countries failed to fully comply with the reduced output agreement. The end result was an ongoing excess of supply that kept the price of oil below $50 per barrel, down from a peak of more than $110 per barrel in 2013.

Oil prices below $50 per barrel continued to pressure the profitability of oil and gas exploration and production companies, which detracted the most from the Index’s return for the reporting period. Energy services and equipment companies also detracted meaningfully from the Index’s performance as energy exploration and production companies cut back on their capital spending projects.

On the positive side, oil and gas refiners contributed the most to the Index’s return for the reporting period, as moderate input costs for oil refiners led to high levels of profitability. Oil and gas storage and transportation companies also contributed to the Index’s performance.

For the reporting period, the Index outperformed the broad sector market, as represented by the MSCI USA Energy Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value contributed significantly to the Index’s performance relative to the performance of the broad sector market for the reporting period. Momentum and quality were also modest contributors to relative performance, while size detracted.

In addition to the net positive contribution from the target style factors, industry allocation contributed to the Index’s performance compared with that of the broad sector market for the reporting period. In particular, an underweight allocation in the Index to the oil and gas exploration and production industry contributed to relative performance. On the downside, an overweight allocation in the Index in the energy equipment and services industry detracted from relative performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Oil, Gas & Consumable Fuels	84.26%
Energy Equipment & Services	15.74

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Exxon Mobil Corp.	22.92%
Chevron Corp.	15.14
Phillips 66	5.24
Schlumberger Ltd.	5.16
Valero Energy Corp.	4.75
Andeavor	4.57
Marathon Petroleum Corp.	4.36
Concho Resources Inc.	3.15
HollyFrontier Corp.	3.01
Targa Resources Corp.	3.00

TOTAL	71.30%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.43%	21.46%	21.75%	21.43%	21.46%	21.75%
Since Inception	21.06%	21.12%	21.47%	28.51%	28.59%	28.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,007.20	$1.77	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Financials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the financials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Financials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 21.43%, net of fees, while the total return for the Index was 21.75%.

The robust performance of the Index for the reporting period reflected a series of positive developments for the financials sector, including improving global economic growth, optimism regarding less stringent regulatory requirements, three short-term interest rate increases by the Fed, and strong financial market activity.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

Within the Index, banks contributed the most to the Index’s return for the reporting period. Interest rate increases by the Fed led to higher net interest margins, which are the differences between the interest rate a bank charges for lending and the interest rate it pays to depositors. In addition, stress tests for many of the largest U.S. banks indicated strong capital and liquidity positions. Finally, banks benefited from optimism generated by the potential for the new administration to lighten their regulatory burden.

Insurance companies were also meaningful contributors to the Index’s return for the reporting period. The Fed’s interest rate increases were beneficial for insurers as higher interest rates translated into increased profits on their underlying fixed-income portfolios. Insurers typically invest policyholder premiums in these portfolios until they pay out claims.

Another notable contributor to the Index’s return for the reporting period was the capital markets industry, which includes asset managers, brokerage companies, and investment banks. Capital markets companies benefited from increased trading activity and a broad rise in financial markets during the reporting period.

Despite posting a solid return for the reporting period, the Index underperformed the broad sector market, as represented by the MSCI USA Financials Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, size detracted meaningfully from the Index’s performance relative to the performance of the broad sector market, outweighing the positive contributions from momentum and value. Quality had a negligible impact on relative performance.

In addition to the net negative contribution from the target style factors, industry allocation detracted from the Index’s performance compared with that of the broad sector market. Most notably, underweight allocations in the Index to banks and capital markets companies detracted the most from relative performance. On the positive side, an overweight allocation in the Index to the insurance industry contributed to relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Banks	43.65%
Insurance	34.32
Capital Markets	10.22
Diversified Financial Services	7.47
Consumer Finance	4.34

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

JPMorgan Chase & Co.	8.43%
Wells Fargo & Co.	5.99
Bank of America Corp.	5.74
Berkshire Hathaway Inc. Class B	5.11
Citigroup Inc.	3.95
Aflac Inc.	3.17
Synchrony Financial	3.01
Ameriprise Financial Inc.	2.80
Principal Financial Group Inc.	2.56
Lincoln National Corp.	2.53

TOTAL	43.29%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.05%	16.04%	16.55%	16.05%	16.04%	16.55%
Since Inception	15.66%	15.71%	16.19%	21.03%	21.11%	21.66%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,103.00	$1.86	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Healthcare ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the healthcare sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Health Care Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.05%, net of fees, while the total return for the Index was 16.55%.

The Index posted a strong return for the reporting period despite some challenges facing the healthcare sector, including uncertainty surrounding the fate of the Affordable Care Act (“ACA”) and the possibility of an executive order from President Trump

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

targeting drug prices. However, beneficial long-term trends such as the aging of the baby boomer generation and growing technological innovation continued to support healthcare stocks.

The leading contributor to the Index’s return for the reporting period was the healthcare providers and services industry. In particular, managed healthcare providers generated robust profit growth resulting from improved medical cost controls and increased Medicare and Medicaid revenues. Nonetheless, volatility in managed healthcare stocks increased during the reporting period as Congress struggled to agree on a solution to repeal and replace the ACA.

The healthcare equipment and supplies industry also contributed meaningfully to the Index’s return for the reporting period. Healthcare equipment manufacturers benefited from merger and acquisition activity, while companies that produce contact lenses and dental supplies drove gains among healthcare suppliers.

Other contributors to the Index’s performance for the reporting period included the pharmaceuticals and biotechnology industries. Although regulatory uncertainty regarding drug pricing weighed on both industries, positive clinical trial data for a number of new medications and a proposal to streamline approvals from the Food and Drug Administration helped biotechnology and pharmaceuticals stocks.

For the reporting period, the Index outperformed the broad sector market, as represented by the MSCI USA Health Care Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, momentum and value contributed to the Index’s performance relative to the performance of the broad sector market, while size detracted. Quality had a negligible impact on relative performance.

In addition to the net positive contribution from the target style factors, industry allocation also contributed to the Index’s performance compared with that of the broad sector market. Overweight allocations in the Index to the healthcare equipment and supplies industry and to the healthcare providers and services industry, particularly managed healthcare companies, contributed to relative performance. On the downside, underweight allocations to the pharmaceutical and biotechnology industries detracted from relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Health Care Providers & Services	33.07%
Health Care Equipment & Supplies	26.27
Pharmaceuticals	21.00
Biotechnology	9.56
Life Sciences Tools & Services	8.09
Health Care Technology	2.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Johnson & Johnson	10.67%
Pfizer Inc.	4.43
UnitedHealth Group Inc.	3.91
Anthem Inc.	3.72
Merck & Co. Inc.	3.70
Cigna Corp.	3.62
Danaher Corp.	3.56
Intuitive Surgical Inc.	3.40
Humana Inc.	3.34
Agilent Technologies Inc.	2.83

TOTAL	43.18%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.46%	16.41%	16.94%	16.46%	16.41%	16.94%
Since Inception	14.88%	14.94%	15.45%	19.97%	20.05%	20.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,019.10	$1.78	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Industrials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the industrials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Industrials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.46%, net of fees, while the total return for the Index was 16.94%.

The Index’s strong return for the reporting period reflected improving global economic growth, which was especially beneficial for industrial stocks with significant operations outside of the U.S. However, industrial stocks also benefited from better economic

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

conditions domestically as the 12-month growth rate for industrial production turned positive in late 2016 after 20 consecutive months of declines.

Within the Index, the capital goods industry contributed the most to performance for the reporting period, led by aerospace and defense companies and machinery manufacturers. Aerospace and defense stocks benefited from expectations of increased defense spending by the federal government, as well as strong orders for new aircraft. The machinery industry advanced as robust new order growth led to better-than-expected earnings.

Transportation stocks also contributed meaningfully to the Index’s return for the reporting period, led by strong results for airline operators. U.S. airline operators benefited from industry consolidation, relatively low fuel prices, and slowing capacity growth that led to higher passenger fares.

Other contributors to the Index’s return for the reporting period included commercial and professional services stocks, most notably environmental services companies and human resources and employment services providers. On the downside, industrial conglomerates and construction and engineering companies detracted from the Index’s performance.

For the reporting period, the Index narrowly trailed the broad sector market, as represented by the MSCI USA Industrials Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value was a significant contributor to the Index’s performance relative to the performance of the broad sector market, while size was a meaningful detractor. Momentum contributed modestly, while quality had a negligible impact on relative performance.

Although the target style factors made a net positive contribution to relative performance, industry allocation detracted from the Index’s performance compared with that of the broad sector market. An underweight allocation in the Index to the capital goods industry, particularly aerospace and defense companies and machinery manufacturers, detracted the most from relative performance. On the positive side, overweight allocations to the airlines and professional services industries contributed to relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Aerospace & Defense	16.67%
Industrial Conglomerates	14.62
Machinery	14.52
Road & Rail	12.61
Commercial Services & Supplies	10.54
Professional Services	7.10
Air Freight & Logistics	6.64
Construction & Engineering	4.22
Airlines	3.91
Electrical Equipment	3.31
Building Products	3.30
Trading Companies & Distributors	2.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

General Electric Co.	8.32%
Boeing Co. (The)	3.94
Norfolk Southern Corp.	3.72
3M Co.	3.67
Eaton Corp. PLC	3.31
Cummins Inc.	3.21
Stanley Black & Decker Inc.	3.08
Parker-Hannifin Corp.	3.01
Waste Connections Inc.	2.95
L3 Technologies Inc.	2.84

TOTAL	38.05%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	18.22%	18.01%	18.72%	18.22%	18.01%	18.72%
Since Inception	18.76%	18.70%	19.22%	25.31%	25.23%	25.82%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,060.70	$1.82	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Materials ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the materials sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Materials Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 18.22%, net of fees, while the total return for the Index was 18.72%.

The Index’s strong return for the reporting period reflected improving global economic growth, which helped drive increased demand for raw materials worldwide and led to higher prices for many commodities. In particular, an economic recovery in China, one of the world’s largest consumers of raw materials, provided support for materials stocks.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

Within the Index, chemicals companies contributed the most to performance for the reporting period. The industry benefited from growing demand for chemicals across key end-use markets, including the construction, automotive, and electronics industries. Chemicals companies also benefited from increased productivity and strategic acquisitions. Diversified chemicals and specialty chemicals companies were the most significant performance contributors in the industry.

Containers and packaging companies were also meaningful contributors to the Index’s return for the reporting period, led by the paper packaging industry. Rising containerboard and pulp prices provided a favorable environment for paper packaging stocks, as did increased merger and acquisition activity.

Other contributors to the Index’s return for the reporting period included metals and mining stocks. Steel producers were the largest contributors among metals and mining stocks as they benefited from a sharp increase in base metals prices, including an increase of nearly 50% in steel prices. Increased global demand for base metals, particularly from China, helped drive the advance in the steel industry.

For the reporting period, the Index outperformed the broad sector market, as represented by the MSCI USA Materials Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and momentum contributed meaningfully to the Index’s performance relative to the performance of the broad sector market, while size detracted. Quality had a slightly positive impact on relative performance.

Although the target style factors produced a net positive contribution to relative performance, industry allocation detracted from the Index’s performance compared with that of the broad sector market. Most notably, an underweight allocation in the Index to copper companies and security selection among gold mining stocks detracted the most from relative performance. On the positive side, overweight allocations in the Index to steel companies and paper packaging producers contributed to relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Chemicals	70.79%
Containers & Packaging	12.98
Metals & Mining	11.77
Construction Materials	4.46

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Dow Chemical Co. (The)	11.37%
EI du Pont de Nemours & Co.	9.05
LyondellBasell Industries NV Class A	6.97
Sherwin-Williams Co. (The)	6.39
Monsanto Co.	5.93
Celanese Corp. Series A	4.36
WestRock Co.	4.34
Eastman Chemical Co.	4.10
Albemarle Corp.	4.09
Newmont Mining Corp.	4.08

TOTAL	60.68%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	30.76%	30.66%	31.30%	30.76%	30.66%	31.30%
Since Inception	35.87%	35.89%	36.60%	49.52%	49.56%	50.31%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,126.10	$1.88	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Technology ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the information technology sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Information Technology Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 30.76%, net of fees, while the total return for the Index was 31.30%.

The information technology sector was the best-performing sector in the U.S. stock market during the reporting period. The robust performance of the Index reflected strength among several large, dominant information technology companies with healthy cash

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

flow growth, significant market share, and high barriers to entry. However, strong earnings growth across the sector contributed to broadly positive performance for information technology stocks.

The software and services industry, the largest industry weight in the Index on average, contributed the most to the Index’s return for the reporting period. Systems software companies led the advance in the software and services industry amid developing trends toward cloud computing and cybersecurity software. Internet software and services companies, particularly those involved in social media and online search, were also strong contributors.

Technology hardware and equipment stocks also contributed significantly to the Index’s return for the reporting period. Growth in mobile devices and other consumer electronics, along with data storage and networking, drove much of the performance in the technology hardware industry.

Another meaningful contributor to the Index’s return for the reporting period was the semiconductor industry. As new technologies such as cloud computing and artificial intelligence expand, demand for microchips to power servers and data centers has increased significantly. These developments helped drive the strong performance among semiconductor manufacturers.

For the reporting period, the Index outperformed the broad sector market, as represented by the MSCI USA Technology Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value and momentum contributed to the Index’s performance relative to the performance of the broad sector market, while size detracted. Quality had a negligible impact on relative performance.

In addition to the net positive contribution from the target style factors, industry allocation contributed to the Index’s performance compared with that of the broad sector market. An overweight allocation in the Index to electronic equipment, instruments, and components companies contributed the most to relative performance. Positioning within the semiconductor industry was also positive for relative performance, while an underweight allocation to the internet software and services industry detracted from relative performance for the reporting period.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Software	24.54%
Technology Hardware, Storage & Peripherals	20.43
Semiconductors & Semiconductor Equipment	13.44
IT Services	12.86
Internet Software & Services	12.69
Electronic Equipment, Instruments & Components	9.90
Communications Equipment	6.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Apple Inc.	14.38%
Microsoft Corp.	8.37
Facebook Inc. Class A	5.52
Alphabet Inc. Class C	3.67
Accenture PLC Class A	3.58
Alphabet Inc. Class A	3.50
Applied Materials Inc.	2.87
Micron Technology Inc.	2.82
Lam Research Corp.	2.56
TE Connectivity Ltd.	2.56

TOTAL	49.83%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	12.60%	12.54%	13.06%	12.60%	12.54%	13.06%
Since Inception	10.62%	10.67%	11.13%	14.16%	14.23%	14.78%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/10/16. The first day of secondary market trading was 5/12/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 24 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,057.40	$1.82	$1,000.00	$1,023.40	$1.79	0.35%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 24 for more information.

The iShares Edge MSCI Multifactor Utilities ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. large- and mid-capitalization stocks in the utilities sector that have favorable exposure to target style factors subject to constraints, as represented by the MSCI USA Utilities Diversified Multiple-Factor Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 12.60%, net of fees, while the total return for the Index was 13.06%.

The Index posted a solid return despite higher interest rates during the reporting period. Because of their relatively high dividend yields, utilities tend to be sensitive to interest rate changes. The Index declined early in the reporting period as optimism about the

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

U.S. economy led to a sharp rise in interest rates. However, the Index rebounded over the latter half of the reporting period as interest rates generally declined.

Other factors were also supportive for the utilities sector during the reporting period. Merger and acquisition activity, which accelerated in 2016 as utilities sought diversification and economies of scale, continued to support the utilities sector in 2017, driven primarily by acquisitions of alternative and renewable energy providers.

Another supportive factor for the utilities sector was an increasing shift toward deregulation in several states, including California. The development of new energy sources outside the regulated utility domain, including the increased availability of distributed electricity generation such as rooftop solar power, has led to changes in the regulatory environment that allow traditional utilities to better compete with these newer energy programs.

Within the Index, electric utilities, the largest industry weight on average, contributed the most to the Index’s performance for the reporting period. Multi-utilities, which provide more than one essential service, such as electricity and natural gas, also contributed meaningfully to the Index’s return. On the downside, independent power producers detracted from performance.

For the reporting period, the Index underperformed the broad sector market, as represented by the MSCI USA Utilities Index. The Index’s research-based selection process focuses on four investment factors: value, quality, momentum, and size. Of the four target style factors, value contributed to the Index’s performance relative to the performance of the broad sector market, while size detracted. Quality and momentum each had a negligible impact on relative performance.

On balance, industry allocation had little net impact on relative performance as the positive contribution from an overweight allocation in the Index to gas utilities was largely offset by underweight allocations to water utilities and multi-utilities, which detracted from the Index’s performance compared with that of the broad sector market. However, individual security selection detracted from relative performance, particularly in the multi-utilities industry.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Electric Utilities	64.24%
Multi-Utilities	26.20
Gas Utilities	6.62
Independent Power and Renewable Electricity Producers	2.94

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

NextEra Energy Inc.	7.87%
Exelon Corp.	7.05
Duke Energy Corp.	6.65
Consolidated Edison Inc.	5.67
Xcel Energy Inc.	5.64
Public Service Enterprise Group Inc.	5.41
Dominion Energy Inc.	5.10
American Electric Power Co. Inc.	4.95
Southern Co. (The)	4.93
Eversource Energy	4.85

TOTAL	58.12%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.86%

AUTO COMPONENTS — 4.75%
Goodyear Tire & Rubber Co. (The)	2,035	$61,660
Lear Corp.	463	69,237

		130,897
AUTOMOBILES — 0.18%
General Motors Co.	135	4,933

		4,933
HOTELS, RESTAURANTS & LEISURE — 15.10%
Carnival Corp.	1,264	87,823
Darden Restaurants Inc.	774	63,538
McDonald’s Corp.	459	73,426
Royal Caribbean Cruises Ltd.	702	87,371
Starbucks Corp.	568	31,160
Vail Resorts Inc.	320	72,944

		416,262
HOUSEHOLD DURABLES — 14.41%
DR Horton Inc.	2,024	73,168
Garmin Ltd.	1,223	62,984
Leggett & Platt Inc.	1,253	57,600
Mohawk Industries Inc.[a]	309	78,214
NVR Inc.[a]	28	76,184
Toll Brothers Inc.	1,082	42,155
Whirlpool Corp.	40	6,865

		397,170
INTERNET & DIRECT MARKETING RETAIL — 14.11%
Amazon.com Inc.[a]	346	339,288
Netflix Inc.[a]	82	14,326
Priceline Group Inc. (The)[a]	19	35,189

		388,803
LEISURE PRODUCTS — 2.39%
Hasbro Inc.	671	65,926

		65,926
MEDIA — 19.10%
Charter Communications Inc. Class Aa,b	42	16,739
Comcast Corp. Class A	3,299	133,972
Interpublic Group of Companies Inc. (The)	2,726	54,902
News Corp. Class A	3,881	51,889
Omnicom Group Inc.	908	65,721
Scripps Networks Interactive Inc. Class A	867	74,259
Time Warner Inc.	213	21,534
Walt Disney Co. (The)	1,062	107,474

		526,490

Security	Shares	Value
MULTILINE RETAIL — 3.67%
Kohl’s Corp.	1,684	$66,989
Nordstrom Inc.	767	34,224

		101,213
SPECIALTY RETAIL — 23.66%
Bed Bath & Beyond Inc.	909	25,079
Best Buy Co. Inc.	1,378	74,770
Dick’s Sporting Goods Inc.	919	24,225
Gap Inc. (The)	2,427	57,326
Home Depot Inc. (The)	863	129,338
Lowe’s Companies Inc.	226	16,699
O’Reilly Automotive Inc.[a]	303	59,427
Ross Stores Inc.	1,240	72,478
Staples Inc.	6,570	67,113
Tiffany & Co.	69	6,307
TJX Companies Inc. (The)	879	63,552
Ulta Salon Cosmetics & Fragrance Inc.[a]	253	55,915

		652,229
TEXTILES, APPAREL & LUXURY GOODS — 2.49%
Michael Kors Holdings Ltd.[a]	1,289	54,422
NIKE Inc. Class B	268	14,153

		68,575

TOTAL COMMON STOCKS
(Cost: $2,676,690)		2,752,498

SHORT-TERM INVESTMENTS — 0.61%

MONEY MARKET FUNDS — 0.61%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	15,243	15,248
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	1,374	1,374

		16,622

TOTAL SHORT-TERM INVESTMENTS
(Cost: $16,622)		16,622

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER DISCRETIONARY ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.47%
(Cost: $2,693,312)[f]	$2,769,120
Other Assets, Less Liabilities — (0.47)%	(12,830)

NET ASSETS — 100.00%	$2,756,290

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,693,793. Net unrealized appreciation was $75,327, of which $170,918 represented gross unrealized appreciation on investments and $95,591 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	9,028	6,215	[b]	—	15,243	$15,248	$18	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,397	—		(23)[b]	1,374	1,374	—	—	28

						$16,622	$18	$—	$28

[a]	Includes realized capital gain distributionsfrom an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investments of securities lending cash collateral which is not direct income of the Fund. and is reflected as a component of securities lending income in the statement of operation.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,752,498	$—	$—	$2,752,498
Money market funds	16,622	—	—	16,622

Total	$2,769,120	$—	$—	$2,769,120

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.71%

BEVERAGES — 20.66%
Brown-Forman Corp. Class B	24	$1,274
Coca-Cola Co. (The)	4,325	197,004
Dr Pepper Snapple Group Inc.	828	75,389
Molson Coors Brewing Co. Class B	816	73,236
PepsiCo Inc.	1,470	170,123

		517,026
FOOD & STAPLES RETAILING — 24.92%
Costco Wholesale Corp.	288	45,141
CVS Health Corp.	2,081	160,944
Kroger Co. (The)	3,075	67,250
Sysco Corp.	1,662	87,538
Wal-Mart Stores Inc.	2,751	214,771
Walgreens Boots Alliance Inc.	589	48,003

		623,647
FOOD PRODUCTS — 26.79%
Archer-Daniels-Midland Co.	2,045	84,499
Bunge Ltd.	946	70,600
Campbell Soup Co.	1,195	55,209
Hershey Co. (The)	666	69,877
Hormel Foods Corp.	1,908	58,652
Ingredion Inc.	554	68,596
JM Smucker Co. (The)	576	60,342
Kraft Heinz Co. (The)	240	19,380
McCormick & Co. Inc./MD NVS	676	64,308
Mondelez International Inc. Class A	915	37,204
Tyson Foods Inc. Class A	1,289	81,593

		670,260
HOUSEHOLD PRODUCTS — 14.89%
Church & Dwight Co. Inc.	1,405	70,489
Colgate-Palmolive Co.	431	30,877

Security	Shares	Value
Kimberly-Clark Corp.	65	$8,014
Procter & Gamble Co. (The)	2,852	263,154

		372,534
TOBACCO — 12.45%
Altria Group Inc.	1,884	119,446
Philip Morris International Inc.	1,642	191,999

		311,445

TOTAL COMMON STOCKS
(Cost: $2,599,171)		2,494,912

SHORT-TERM INVESTMENTS — 0.07%

MONEY MARKET FUNDS — 0.07%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	1,864	1,864

		1,864

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,864)		1,864

TOTAL INVESTMENTS IN SECURITIES — 99.78%
(Cost: $2,601,035)[c]		2,496,776
Other Assets, Less Liabilities — 0.22%		5,474

NET ASSETS — 100.00%		$2,502,250

NVS  —  Non-Voting Shares

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,601,628. Net unrealized depreciation was $104,852, of which $46,002 represented gross unrealized appreciation on investments and $150,854 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	4,662	—	(2,798)[b]	1,864	$1,864	$—	$—	34

[a]	Includes realized capital gain distributionsfrom an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR CONSUMER STAPLES ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,494,912	$—	$—	$2,494,912
Money market funds	1,864	—	—	1,864

Total	$2,496,776	$—	$—	$2,496,776

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.25%

ENERGY EQUIPMENT & SERVICES — 15.63%
Core Laboratories NV	564	$49,733
Halliburton Co.	613	23,889
Helmerich & Payne Inc.	1,081	45,770
National Oilwell Varco Inc.	2,206	67,658
Schlumberger Ltd.	1,922	122,066
TechnipFMC PLC[a]	2,459	63,516

		372,632
OIL, GAS & CONSUMABLE FUELS — 83.62%
Anadarko Petroleum Corp.	148	6,058
Andeavor	1,081	108,262
Chevron Corp.	3,330	358,375
Cimarex Energy Co.	620	61,808
Concho Resources Inc.[a]	671	74,461
ConocoPhillips	1,287	56,190
Diamondback Energy Inc.[a,b]	675	61,283
EOG Resources Inc.	561	47,679
Exxon Mobil Corp.	7,107	542,477
HollyFrontier Corp.	2,276	71,262
Kinder Morgan Inc./DE	1,275	24,646
Marathon Petroleum Corp.	1,965	103,064
Murphy Oil Corp.	2,252	51,030
Occidental Petroleum Corp.	626	37,372
ONEOK Inc.	446	24,155
Parsley Energy Inc. Class Aa	2,073	51,929
Phillips 66	1,480	124,039
Pioneer Natural Resources Co.	50	6,483
Targa Resources Corp.	1,594	71,045
Valero Energy Corp.	1,652	112,501

		1,994,119

TOTAL COMMON STOCKS
(Cost: $2,555,877)		2,366,751

SHORT-TERM INVESTMENTS — 1.37%

MONEY MARKET FUNDS — 1.37%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	29,404	29,412

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	3,274	$3,274

		32,686

TOTAL SHORT-TERM INVESTMENTS
(Cost: $32,686)		32,686

TOTAL INVESTMENTS IN SECURITIES — 100.62%
(Cost: $2,588,563)[f]		2,399,437
Other Assets, Less Liabilities — (0.62)%		(14,869)

NET ASSETS — 100.00%		$2,384,568

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,593,639. Net unrealized depreciation was $194,202, of which $61,640 represented gross unrealized appreciation on investments and $255,842 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR ENERGY ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	11,330	18,074[b]	—	29,404	$29,412	$20	$—	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	992	2,282[b]	—	3,274	3,274	—	—	15

					$32,686	$20	$—	$15

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investments of securities lending cash collateral which is not direct income of the Fund. and is reflected as a component of securities lending income in the statement of operation.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,366,751	$—	$—	$2,366,751
Money market funds	32,686	—	—	32,686

Total	$2,399,437	$—	$—	$2,399,437

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.89%

BANKS — 43.60%
Bank of America Corp.	7,655	$182,878
Citigroup Inc.	1,849	125,787
Citizens Financial Group Inc.	2,300	76,199
Comerica Inc.	1,086	74,120
East West Bancorp. Inc.	1,301	72,036
Fifth Third Bancorp.	3,080	80,480
Huntington Bancshares Inc./OH	5,752	72,418
JPMorgan Chase & Co.	2,958	268,853
People’s United Financial Inc.	512	8,550
Regions Financial Corp.	5,690	80,286
SVB Financial Group[a]	306	51,818
U.S. Bancorp.	580	29,725
Wells Fargo & Co.	3,741	191,053
Zions BanCorp.	1,772	77,366

		1,391,569
CAPITAL MARKETS — 10.21%
Ameriprise Financial Inc.	645	89,339
Eaton Vance Corp. NVS	1,215	57,810
Goldman Sachs Group Inc. (The)	90	20,136
Raymond James Financial Inc.	992	77,693
SEI Investments Co.	1,382	80,792

		325,770
CONSUMER FINANCE — 4.34%
Capital One Financial Corp.	32	2,548
Navient Corp.	3,027	39,956
Synchrony Financial	3,118	96,003

		138,507
DIVERSIFIED FINANCIAL SERVICES — 7.46%
Berkshire Hathaway Inc. Class Ba	899	162,863
Voya Financial Inc.	1,971	75,351

		238,214
INSURANCE — 34.28%
Aflac Inc.	1,223	100,959
Alleghany Corp.[a]	114	64,156
American Financial Group Inc./OH	719	73,201
American International Group Inc.	42	2,540
Arch Capital Group Ltd.[a]	820	79,819
Assurant Inc.	590	55,867
Athene Holding Ltd. Class Aa	1,107	59,236
Axis Capital Holdings Ltd.	911	54,879
Chubb Ltd.	53	7,495
Everest Re Group Ltd.	294	74,229

Security	Shares	Value
Lincoln National Corp.	1,191	$80,821
Principal Financial Group Inc.	1,303	81,464
Reinsurance Group of America Inc.	556	74,754
Torchmark Corp.	958	73,737
Unum Group	1,616	77,859
WR Berkley Corp.	899	59,909
XL Group Ltd.	1,784	73,073

		1,093,998

TOTAL COMMON STOCKS
(Cost: $2,654,365)		3,188,058

SHORT-TERM INVESTMENTS — 0.28%

MONEY MARKET FUNDS — 0.28%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	8,924	8,924

		8,924

TOTAL SHORT-TERM INVESTMENTS
(Cost: $8,924)		8,924

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $2,663,289)[d]		3,196,982
Other Assets, Less Liabilities — (0.17)%		(5,375)

NET ASSETS — 100.00%		$3,191,607

NVS — Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,663,759. Net unrealized appreciation was $533,223, of which $536,225 represented gross unrealized appreciation on investments and $3,002 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR FINANCIALS ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—[b]	—	—	$—	$(3)	$—	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	2,187	6,737[b]	—	8,924	8,924		—		27

					$8,924	$(3)	$—		$27

[a]	Includes realized capital gain distributionsfrom an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investments of securities lending cash collateral which is not direct income of the Fund. and is reflected as a component of securities lending income in the statement of operation.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,188,058	$—	$—	$3,188,058
Money market funds	8,924	—	—	8,924

Total	$3,196,982	$—	$—	$3,196,982

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.86%

BIOTECHNOLOGY — 9.54%
AbbVie Inc.	1,990	$149,846
Amgen Inc.	1,030	183,103
Biogen Inc.[a]	510	161,446
Celgene Corp.[a]	784	108,921
Gilead Sciences Inc.	1,113	93,169
United Therapeutics Corp.[a]	1,294	169,255

		865,740
HEALTH CARE EQUIPMENT & SUPPLIES — 26.24%
Abbott Laboratories	1,037	52,825
Align Technology Inc.[a]	1,447	255,743
Cooper Companies Inc. (The)	941	236,031
Danaher Corp.	3,864	322,335
DENTSPLY SIRONA Inc.	3,431	194,091
IDEXX Laboratories Inc.[a]	1,307	203,147
Intuitive Surgical Inc.[a]	307	308,434
Medtronic PLC	1,904	153,500
ResMed Inc.	2,896	224,672
Teleflex Inc.	996	210,903
Varian Medical Systems Inc.[a]	2,060	218,875

		2,380,556
HEALTH CARE PROVIDERS & SERVICES — 33.03%
Anthem Inc.	1,718	336,797
Cardinal Health Inc.	3,229	217,828
Centene Corp.[a]	2,763	245,493
Cigna Corp.	1,804	328,436
Henry Schein Inc.[a]	1,187	206,158
Humana Inc.	1,175	302,704
Laboratory Corp. of America Holdings[a]	1,516	237,815
MEDNAX Inc.[a]	1,784	80,012
Patterson Companies Inc.	2,409	92,747
Quest Diagnostics Inc.	2,004	217,133
UnitedHealth Group Inc.	1,779	353,843
Universal Health Services Inc. Class B	1,695	183,280
VCA Inc.[a]	2,089	194,194

		2,996,440
HEALTH CARE TECHNOLOGY — 2.01%
Veeva Systems Inc. Class Aa	3,067	182,487

		182,487
LIFE SCIENCES TOOLS & SERVICES — 8.07%
Agilent Technologies Inc.	3,959	256,226
Mettler-Toledo International Inc.[a]	377	228,119
Thermo Fisher Scientific Inc.	147	27,510

Security	Shares	Value
Waters Corp.[a]	1,203	$220,726

		732,581
PHARMACEUTICALS — 20.97%
Allergan PLC	190	43,601
Bristol-Myers Squibb Co.	1,665	100,699
Eli Lilly & Co.	675	54,871
Johnson & Johnson	7,303	966,698
Merck & Co. Inc.	5,252	335,393
Pfizer Inc.	11,842	401,681

		1,902,943

TOTAL COMMON STOCKS
(Cost: $8,411,425)		9,060,747

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	5,138	5,138

		5,138

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,138)		5,138

TOTAL INVESTMENTS IN SECURITIES — 99.92%
(Cost: $8,416,563)[d]		9,065,885
Other Assets, Less Liabilities — 0.08%		7,013

NET ASSETS — 100.00%		$9,072,898

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $8,440,407. Net unrealized appreciation was $625,478, of which $687,110 represented gross unrealized appreciation on investments and $61,632 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR HEALTHCARE ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	5,138[b]	—	5,138	$5,138	$—	$—	$16

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$9,060,747	$—	$—	$9,060,747
Money market funds	5,138	—	—	5,138

Total	$9,065,885	$—	$—	$9,065,885

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.58%

AEROSPACE & DEFENSE — 16.59%
Boeing Co. (The)	488	$116,954
General Dynamics Corp.	62	12,484
Huntington Ingalls Industries Inc.	361	77,240
L3 Technologies Inc.	465	84,388
Lockheed Martin Corp.	151	46,114
Raytheon Co.	42	7,644
Textron Inc.	1,625	79,771
United Technologies Corp.	586	70,156

		494,751
AIR FREIGHT & LOGISTICS — 6.61%
CH Robinson Worldwide Inc.	934	65,968
Expeditors International of Washington Inc.	1,351	75,791
FedEx Corp.	46	9,862
United Parcel Service Inc. Class B	398	45,515

		197,136
AIRLINES — 3.90%
Southwest Airlines Co.	1,213	63,246
United Continental Holdings Inc.[a]	854	52,914

		116,160
BUILDING PRODUCTS — 3.29%
AO Smith Corp.	488	27,177
Fortune Brands Home & Security Inc.	1,132	70,784

		97,961
COMMERCIAL SERVICES & SUPPLIES — 10.50%
Cintas Corp.	604	81,546
Republic Services Inc.	1,275	83,181
Rollins Inc.	1,365	60,619
Waste Connections Inc.	1,314	87,631

		312,977
CONSTRUCTION & ENGINEERING — 4.20%
Fluor Corp.	1,460	56,312
Jacobs Engineering Group Inc.	1,264	68,876

		125,188
ELECTRICAL EQUIPMENT — 3.29%
Eaton Corp. PLC	1,369	98,239

		98,239
INDUSTRIAL CONGLOMERATES — 14.56%
3M Co.	533	108,902
General Electric Co.	10,063	247,047
Honeywell International Inc.	564	77,984

		433,933

Security	Shares	Value
MACHINERY — 14.46%
AGCO Corp.	894	$61,194
Caterpillar Inc.	249	29,255
Cummins Inc.	597	95,150
Illinois Tool Works Inc.	10	1,375
Parker-Hannifin Corp.	555	89,294
Snap-on Inc.	431	63,603
Stanley Black & Decker Inc.	634	91,296

		431,167
PROFESSIONAL SERVICES — 7.07%
IHS Markit Ltd.[a]	1,532	71,759
ManpowerGroup Inc.	663	73,931
Robert Half International Inc.	1,434	64,960

		210,650
ROAD & RAIL — 12.56%
AMERCO	94	35,082
CSX Corp.	1,455	73,041
JB Hunt Transport Services Inc.	725	71,695
Kansas City Southern	213	22,031
Norfolk Southern Corp.	916	110,396
Union Pacific Corp.	590	62,127

		374,372
TRADING COMPANIES & DISTRIBUTORS — 2.55%
United Rentals Inc.[a]	645	76,149

		76,149

TOTAL COMMON STOCKS
(Cost: $2,646,818)		2,968,683

SHORT-TERM INVESTMENTS — 0.19%

MONEY MARKET FUNDS — 0.19%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	5,623	5,623

		5,623

TOTAL SHORT-TERM INVESTMENTS
(Cost: $5,623)		5,623

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR INDUSTRIALS ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.77%
(Cost: $2,652,441)[d]	$2,974,306
Other Assets, Less Liabilities — 0.23%	6,894

NET ASSETS — 100.00%	$2,981,200

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,653,548. Net unrealized appreciation was $320,758, of which $418,003 represented gross unrealized appreciation on investments and $97,245 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	4,328	1,295[b]	—	5,623	$5,623	$—	$—	$23

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,968,683	$—	$—	$2,968,683
Money market funds	5,623	—	—	5,623

Total	$2,974,306	$—	$—	$2,974,306

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.86%

CHEMICALS — 70.69%
Air Products & Chemicals Inc.	914	$132,868
Albemarle Corp.	1,630	189,504
Celanese Corp. Series A	2,086	202,384
Dow Chemical Co. (The)	7,909	527,135
Eastman Chemical Co.	2,206	190,157
Ecolab Inc.	1,158	154,361
EI du Pont de Nemours & Co.	4,999	419,566
International Flavors & Fragrances Inc.	1,243	170,105
LyondellBasell Industries NV Class A	3,566	323,044
Monsanto Co.	2,345	274,834
Mosaic Co. (The)	6,235	124,575
PPG Industries Inc.	978	102,025
Praxair Inc.	1,332	175,211
Sherwin-Williams Co. (The)	874	296,522

		3,282,291
CONSTRUCTION MATERIALS — 4.45%
Martin Marietta Materials Inc.	849	179,980
Vulcan Materials Co.	221	26,798

		206,778
CONTAINERS & PACKAGING — 12.97%
Avery Dennison Corp.	1,740	164,013
Ball Corp.	93	3,719
International Paper Co.	1,001	53,924
Packaging Corp. of America	1,591	178,844
WestRock Co.	3,541	201,518

		602,018

Security	Shares	Value
METALS & MINING — 11.75%
Freeport-McMoRan Inc.[a]	2,021	$29,870
Newmont Mining Corp.	4,930	189,016
Nucor Corp.	3,179	175,195
Steel Dynamics Inc.	4,395	151,408

		545,489

TOTAL COMMON STOCKS
(Cost: $4,347,768)		4,636,576

SHORT-TERM INVESTMENTS — 0.19%

MONEY MARKET FUNDS — 0.19%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	9,030	9,030

		9,030

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,030)		9,030

TOTAL INVESTMENTS IN SECURITIES — 100.05%
(Cost: $4,356,798)[d]		4,645,606
Other Assets, Less Liabilities — (0.05)%		(2,509)

NET ASSETS — 100.00%		$4,643,097

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,357,056. Net unrealized appreciation was $288,550, of which $310,098 represented gross unrealized appreciation on investments and $21,548 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	2,596	6,434[b]	—	9,030	$9,030	$—	$—	$32

[a]	Includes realized capital gain distributionsfrom an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR MATERIALS ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,636,576	$—	$—	$4,636,576
Money market funds	9,030	—	—	9,030

Total	$4,645,606	$—	$—	$4,645,606

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.77%

COMMUNICATIONS EQUIPMENT — 6.12%
Arista Networks Inc.[a]	325	$57,249
Cisco Systems Inc.	1,288	41,488
F5 Networks Inc.[a]	456	54,437
Juniper Networks Inc.	2,632	72,985

		226,159
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 9.87%
Arrow Electronics Inc.[a]	626	49,723
Avnet Inc.	907	34,983
Corning Inc.	3,056	87,890
Flex Ltd.[a]	3,766	61,273
FLIR Systems Inc.	959	36,442
TE Connectivity Ltd.	1,185	94,326

		364,637
INTERNET SOFTWARE & SERVICES — 12.66%
Alphabet Inc. Class Aa	135	128,957
Alphabet Inc. Class Ca	144	135,263
Facebook Inc. Class Aa	1,182	203,269

		467,489
IT SERVICES — 12.83%
Accenture PLC Class A	1,010	132,068
Broadridge Financial Solutions Inc.	832	65,004
DXC Technology Co.	343	29,155
International Business Machines Corp.	176	25,173
Jack Henry & Associates Inc.	546	56,276
Leidos Holdings Inc.	1,006	58,670
MasterCard Inc. Class A	77	10,264
Paychex Inc.	700	39,921
Visa Inc. Class A	553	57,247

		473,778
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 13.41%
Applied Materials Inc.	2,343	105,716
Intel Corp.	1,356	47,555
Lam Research Corp.	569	94,443
Maxim Integrated Products Inc.	1,688	78,762
Micron Technology Inc.[a]	3,246	103,774
Qorvo Inc.[a]	890	65,166

		495,416
SOFTWARE — 24.49%
ANSYS Inc.[a]	601	77,421
CA Inc.	2,206	73,195

Security	Shares	Value
Cadence Design Systems Inc.[a]	1,962	$77,087
Citrix Systems Inc.[a]	953	74,534
Dell Technologies Inc. Class Va	1,227	91,939
Microsoft Corp.	4,127	308,576
Nuance Communications Inc.[a]	2,052	32,975
Oracle Corp.	590	29,695
Synopsys Inc.[a]	1,059	85,165
VMware Inc. Class Aa,b	497	53,726

		904,313
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 20.39%
Apple Inc.	3,231	529,884
Hewlett Packard Enterprise Co.	4,936	89,144
NetApp Inc.	1,938	74,923
Seagate Technology PLC	315	9,932
Xerox Corp.	1,520	49,051

		752,934

TOTAL COMMON STOCKS
(Cost: $2,851,664)		3,684,726

SHORT-TERM INVESTMENTS — 1.59%

MONEY MARKET FUNDS — 1.59%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	54,390	54,406
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	4,522	4,522

		58,928

TOTAL SHORT-TERM INVESTMENTS
(Cost: $58,928)		58,928

TOTAL INVESTMENTS IN SECURITIES — 101.36%
(Cost: $2,910,592)[f]		3,743,654
Other Assets, Less Liabilities — (1.36)%		(50,352)

NET ASSETS — 100.00%		$3,693,302

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,910,846. Net unrealized appreciation was $832,808, of which $852,102 represented gross unrealized appreciation on investments and $19,294 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR TECHNOLOGY ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	41,616	12,774	[b]	—	54,390	$54,406	$(2)	$—	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	6,136	—		(1,614)[b]	4,522	4,522	—	—		21

						$58,928	$(2)	$—		$21

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investments of securities lending cash collateral which is not direct income of the Fund. and is reflected as a component of securities lending income in the statement of operation.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,684,726	$—	$—	$3,684,726
Money market funds	58,928	—	—	58,928

Total	$3,743,654	$—	$—	$3,743,654

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.58%

ELECTRIC UTILITIES — 63.97%
Alliant Energy Corp.	3,121	$133,392
American Electric Power Co. Inc.	2,781	204,765
Duke Energy Corp.	3,148	274,820
Edison International	2,418	193,875
Entergy Corp.	17	1,346
Eversource Energy	3,185	200,655
Exelon Corp.	7,695	291,410
NextEra Energy Inc.	2,161	325,252
OGE Energy Corp.	3,509	125,341
PG&E Corp.	1,773	124,784
Pinnacle West Capital Corp.	1,599	143,862
PPL Corp.	1,967	77,185
Southern Co. (The)	4,225	203,899
Westar Energy Inc.	2,377	121,964
Xcel Energy Inc.	4,709	233,095

		2,655,645
GAS UTILITIES — 6.59%
Atmos Energy Corp.	1,604	141,216
UGI Corp.	2,678	132,320

		273,536
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.93%
AES Corp./VA	11,024	121,705

		121,705
MULTI-UTILITIES — 26.09%
Ameren Corp.	2,858	171,451
Consolidated Edison Inc.	2,780	234,271

Security	Shares	Value
Dominion Energy Inc.	2,674	$210,631
DTE Energy Co.	312	35,044
Public Service Enterprise Group Inc.	4,777	223,755
SCANA Corp.	1,494	90,208
Sempra Energy	687	81,018
WEC Energy Group Inc.	565	36,849

		1,083,227

TOTAL COMMON STOCKS
(Cost: $4,003,888)		4,134,113

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	2,054	2,054

		2,054

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,054)		2,054

TOTAL INVESTMENTS IN SECURITIES — 99.63%
(Cost: $4,005,942)[c]		4,136,167
Other Assets, Less Liabilities — 0.37%		15,385

NET ASSETS — 100.00%		$4,151,552

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,011,363. Net unrealized appreciation was $124,804, of which $157,810 represented gross unrealized appreciation on investments and $33,006 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	3,777	—	(1,723)[b]	2,054	$2,054	$—	$—	$24

[a]	Includes realized capital gain distributionsfrom an affiliated fund, if any.
[b]	Net of shares purchased and sold.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MULTIFACTOR UTILITIES ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,134,113	$—	$—	$4,134,113
Money market funds	2,054	—	—	2,054

Total	$4,136,167	$—	$—	$4,136,167

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares Edge MSCI Multifactor Consumer Discretionary ETF	iShares Edge MSCI Multifactor Consumer Staples ETF	iShares Edge MSCI Multifactor Energy ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,676,690	$2,599,171	$2,555,877
Affiliated (Note 2)	16,622	1,864	32,686

Total cost of investments in securities	$2,693,312	$2,601,035	$2,588,563

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,752,498	$2,494,912	$2,366,751
Affiliated (Note 2)	16,622	1,864	32,686
Receivables:
Dividends and interest	3,242	6,228	15,259

Total Assets	2,772,362	2,503,004	2,414,696

LIABILITIES
Payables:
Collateral for securities on loan (Note 1)	15,248	—	29,413
Investment advisory fees (Note 2)	824	754	715

Total Liabilities	16,072	754	30,128

NET ASSETS	$2,756,290	$2,502,250	$2,384,568

Net assets consist of:
Paid-in capital	$2,696,831	$2,609,796	$2,564,672
Undistributed net investment income	4,278	9,294	15,865
Accumulated net realized loss	(20,627)	(12,581)	(6,843)
Net unrealized appreciation (depreciation)	75,808	(104,259)	(189,126)

NET ASSETS	$2,756,290	$2,502,250	$2,384,568

Shares outstanding[b]	100,000	100,000	100,000

Net asset value per share	$27.56	$25.02	$23.85

[a]	Securities on loan with values of $15,145, $ — and $29,507, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares Edge MSCI Multifactor Financials ETF	iShares Edge MSCI Multifactor Healthcare ETF	iShares Edge MSCI Multifactor Industrials ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,654,365	$8,411,425	$2,646,818
Affiliated (Note 2)	8,924	5,138	5,623

Total cost of investments in securities	$2,663,289	$8,416,563	$2,652,441

Investments in securities, at fair value (Note 1):
Unaffiliated	$3,188,058	$9,060,747	$2,968,683
Affiliated (Note 2)	8,924	5,138	5,623
Receivables:
Dividends and interest	4,396	8,570	7,770

Total Assets	3,201,378	9,074,455	2,982,076

LIABILITIES
Payables:
Investment securities purchased	8,808	—	—
Investment advisory fees (Note 2)	963	1,557	876

Total Liabilities	9,771	1,557	876

NET ASSETS	$3,191,607	$9,072,898	$2,981,200

Net assets consist of:
Paid-in capital	$2,533,479	$8,410,145	$2,533,796
Undistributed net investment income	9,208	8,556	8,114
Undistributed net realized gain	115,227	4,875	117,425
Net unrealized appreciation	533,693	649,322	321,865

NET ASSETS	$3,191,607	$9,072,898	$2,981,200

Shares outstanding[a]	100,000	300,000	100,000

Net asset value per share	$31.92	$30.24	$29.81

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares Edge MSCI Multifactor Materials ETF	iShares Edge MSCI Multifactor Technology ETF	iShares Edge MSCI Multifactor Utilities ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$4,347,768	$2,851,664	$4,003,888
Affiliated (Note 2)	9,030	58,928	2,054

Total cost of investments in securities	$4,356,798	$2,910,592	$4,005,942

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$4,636,576	$3,684,726	$4,134,113
Affiliated (Note 2)	9,030	58,928	2,054
Receivables:
Dividends and interest	5,204	5,136	16,464
Capital shares sold	5,910	—	—

Total Assets	4,656,720	3,748,790	4,152,631

LIABILITIES
Payables:
Investment securities purchased	12,702	—	—
Collateral for securities on loan (Note 1)	—	54,422	—
Investment advisory fees (Note 2)	921	1,066	1,079

Total Liabilities	13,623	55,488	1,079

NET ASSETS	$4,643,097	$3,693,302	$4,151,552

Net assets consist of:
Paid-in capital	$4,319,696	$2,531,926	$4,008,258
Undistributed net investment income	9,831	6,102	18,490
Undistributed net realized gain (accumulated net realized loss)	24,762	322,212	(5,421)
Net unrealized appreciation	288,808	833,062	130,225

NET ASSETS	$4,643,097	$3,693,302	$4,151,552

Shares outstanding[b]	150,000	100,000	150,000

Net asset value per share	$30.95	$36.93	$27.68

[a]	Securities on loan with values of $ —, $53,726 and $ —-, respectively. See Note 1.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares Edge MSCI Multifactor Consumer Discretionary ETF	iShares Edge MSCI Multifactor Consumer Staples ETF	iShares Edge MSCI Multifactor Energy ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$45,886	$64,737	$75,087
Dividends — affiliated (Note 2)	28	34	15
Securities lending income — affiliated — net (Note 2)	166	76	160

Total investment income	46,080	64,847	75,262

EXPENSES
Investment advisory fees (Note 2)	9,468	8,761	9,036
Proxy fees	61	55	54

Total expenses	9,529	8,816	9,090

Net investment income	36,551	56,031	66,172

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(13,955)	(10,887)	263
Investments — affiliated (Note 2)	18	—	20
In-kind redemptions — unaffiliated	174,883	75,887	62,360

Net realized gain	160,946	65,000	62,643

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(5,942)	(119,048)	(218,567)

Net change in unrealized appreciation/depreciation	(5,942)	(119,048)	(218,567)

Net realized and unrealized gain (loss)	155,004	(54,048)	(155,924)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$191,555	$1,983	$(89,752)

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares Edge MSCI Multifactor Financials ETF	iShares Edge MSCI Multifactor Healthcare ETF	iShares Edge MSCI Multifactor Industrials ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$54,531	$39,073	$53,879
Dividends — affiliated (Note 2)	27	16	23
Securities lending income — affiliated — net (Note 2)	2	41	4

Total investment income	54,560	39,130	53,906

EXPENSES
Investment advisory fees (Note 2)	10,549	10,217	9,948
Proxy fees	67	61	64

Total expenses	10,616	10,278	10,012

Net investment income	43,944	28,852	43,894

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	115,798	5,288	135,408
Investments — affiliated (Note 2)	(3)	—	—

Net realized gain	115,795	5,288	135,408

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	408,871	564,671	245,876

Net change in unrealized appreciation/depreciation	408,871	564,671	245,876

Net realized and unrealized gain	524,666	569,959	381,284

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$568,610	$598,811	$425,178

[a]	Net of foreign withholding tax of $ —, $ — and $63, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	47

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares Edge MSCI Multifactor Materials ETF	iShares Edge MSCI Multifactor Technology ETF	iShares Edge MSCI Multifactor Utilities ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$64,095	$44,567	$94,003
Dividends — affiliated (Note 2)	32	21	24
Securities lending income — affiliated — net (Note 2)	—	404	—

Total investment income	64,127	44,992	94,027

EXPENSES
Investment advisory fees (Note 2)	10,068	11,396	9,329
Proxy fees	64	75	57

Total expenses	10,132	11,471	9,386

Net investment income	53,995	33,521	84,641

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	52,928	322,224	(3,657)
Investments — affiliated (Note 2)	—	(2)	—
In-kind redemptions — unaffiliated	249,608	—	128,346

Net realized gain	302,536	322,222	124,689

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	149,284	519,846	122,974

Net change in unrealized appreciation/depreciation	149,284	519,846	122,974

Net realized and unrealized gain	451,820	842,068	247,663

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$505,815	$875,589	$332,304

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Edge MSCI Multifactor Consumer Discretionary ETF		iShares Edge MSCI Multifactor Consumer Staples ETF
	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$36,551	$14,055	$56,031	$17,224
Net realized gain (loss)	160,946	(11,180)	65,000	(4,743)
Net change in unrealized appreciation/depreciation	(5,942)	81,750	(119,048)	14,789

Net increase in net assets resulting from operations	191,555	84,625	1,983	27,270

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(39,121)	(7,207)	(57,018)	(6,943)

Total distributions to shareholders	(39,121)	(7,207)	(57,018)	(6,943)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,384,928	2,526,438	1,269,634	2,536,958
Cost of shares redeemed	(1,384,928)	—	(1,269,634)	—

Net increase in net assets from capital share transactions	—	2,526,438	—	2,536,958

INCREASE (DECREASE) IN NET ASSETS	152,434	2,603,856	(55,035)	2,557,285

NET ASSETS
Beginning of period	2,603,856	—	2,557,285	—

End of period	$2,756,290	$2,603,856	$2,502,250	$2,557,285

Undistributed net investment income included in net assets at end of period	$4,278	$6,848	$9,294	$10,281

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	50,000	100,000
Shares redeemed	(50,000)	—	(50,000)	—

Net increase in shares outstanding	—	100,000	—	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	49

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Energy ETF		iShares Edge MSCI Multifactor Financials ETF
	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$66,172	$33,050	$43,944	$13,949
Net realized gain (loss)	62,643	(8,182)	115,795	7,524
Net change in unrealized appreciation/depreciation	(218,567)	29,441	408,871	124,822

Net increase (decrease) in net assets resulting from operations	(89,752)	54,309	568,610	146,295

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(66,341)	(17,016)	(42,435)	(6,250)
From net realized gain	—	—	(8,092)	—

Total distributions to shareholders	(66,341)	(17,016)	(50,527)	(6,250)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,209,222	2,503,368	—	2,533,479
Cost of shares redeemed	(1,209,222)	—	—	—

Net increase in net assets from capital share transactions	—	2,503,368	—	2,533,479

INCREASE (DECREASE) IN NET ASSETS	(156,093)	2,540,661	518,083	2,673,524

NET ASSETS
Beginning of period	2,540,661	—	2,673,524	—

End of period	$2,384,568	$2,540,661	$3,191,607	$2,673,524

Undistributed net investment income included in net assets at end of period	$15,865	$16,034	$9,208	$7,699

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000	—	100,000
Shares redeemed	(50,000)	—	—	—

Net increase in shares outstanding	—	100,000	—	100,000

[a]	Commencement of operations.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Healthcare ETF		iShares Edge MSCI Multifactor Industrials ETF
	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$28,852	$9,261	$43,894	$18,154
Net realized gain (loss)	5,288	14,204	135,408	(17,983)
Net change in unrealized appreciation/depreciation	564,671	84,651	245,876	75,989

Net increase in net assets resulting from operations	598,811	108,116	425,178	76,160

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(24,710)	(4,847)	(42,976)	(10,958)
From net realized gain	(14,617)	—	—	—

Total distributions to shareholders	(39,327)	(4,847)	(42,976)	(10,958)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,868,890	2,541,255	—	2,533,796

Net increase in net assets from capital share transactions	5,868,890	2,541,255	—	2,533,796

INCREASE IN NET ASSETS	6,428,374	2,644,524	382,202	2,598,998

NET ASSETS
Beginning of period	2,644,524	—	2,598,998	—

End of period	$9,072,898	$2,644,524	$2,981,200	$2,598,998

Undistributed net investment income included in net assets at end of period	$8,556	$4,414	$8,114	$7,196

SHARES ISSUED
Shares sold	200,000	100,000	—	100,000

Net increase in shares outstanding	200,000	100,000	—	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	51

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Materials ETF		iShares Edge MSCI Multifactor Technology ETF
	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$53,995	$18,386	$33,521	$10,562
Net realized gain (loss)	302,536	(7,551)	322,222	38,836
Net change in unrealized appreciation/depreciation	149,284	139,524	519,846	313,216

Net increase in net assets resulting from operations	505,815	150,359	875,589	362,614

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(54,305)	(8,245)	(34,236)	(3,745)
From net realized gain	—	—	(38,846)	—

Total distributions to shareholders	(54,305)	(8,245)	(73,082)	(3,745)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	3,032,744	2,526,402	—	2,531,926
Cost of shares redeemed	(1,509,673)	—	—	—

Net increase in net assets from capital share transactions	1,523,071	2,526,402	—	2,531,926

INCREASE IN NET ASSETS	1,974,581	2,668,516	802,507	2,890,795

NET ASSETS
Beginning of period	2,668,516	—	2,890,795	—

End of period	$4,643,097	$2,668,516	$3,693,302	$2,890,795

Undistributed net investment income included in net assets at end of period	$9,831	$10,141	$6,102	$6,817

SHARES ISSUED AND REDEEMED
Shares sold	100,000	100,000	—	100,000
Shares redeemed	(50,000)	—	—	—

Net increase in shares outstanding	50,000	100,000	—	100,000

[a]	Commencement of operations.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Multifactor Utilities ETF
	Year ended August 31, 2017	Period from May 10, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$84,641	$27,626
Net realized gain	124,689	860
Net change in unrealized appreciation/depreciation	122,974	7,251

Net increase in net assets resulting from operations	332,304	35,737

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(80,719)	(13,058)

Total distributions to shareholders	(80,719)	(13,058)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,729,560	2,512,508
Cost of shares redeemed	(1,364,780)	—

Net increase in net assets from capital share transactions	1,364,780	2,512,508

INCREASE IN NET ASSETS	1,616,365	2,535,187

NET ASSETS
Beginning of period	2,535,187	—

End of period	$4,151,552	$2,535,187

Undistributed net investment income included in net assets at end of period	$18,490	$14,568

SHARES ISSUED AND REDEEMED
Shares sold	100,000	100,000
Shares redeemed	(50,000)	—

Net increase in shares outstanding	50,000	100,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	53

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Consumer Discretionary ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$26.04	$25.26

Income from investment operations:
Net investment income[b]	0.37	0.14
Net realized and unrealized gain[c]	1.54	0.71

Total from investment operations	1.91	0.85

Less distributions from:
Net investment income	(0.39)	(0.07)

Total distributions	(0.39)	(0.07)

Net asset value, end of period	$27.56	$26.04

Total return	7.41%	3.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,756	$2,604
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.35%	1.81%
Portfolio turnover rate[f]	41%	22%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Consumer Staples ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.57	$25.37

Income from investment operations:
Net investment income[b]	0.56	0.17
Net realized and unrealized gain (loss)[c]	(0.54)	0.10

Total from investment operations	0.02	0.27

Less distributions from:
Net investment income	(0.57)	(0.07)

Total distributions	(0.57)	(0.07)

Net asset value, end of period	$25.02	$25.57

Total return	0.11%	1.07%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,502	$2,557
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.24%	2.19%
Portfolio turnover rate[f]	32%	18%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	55

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Energy ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.41	$25.03

Income from investment operations:
Net investment income[b]	0.66	0.33
Net realized and unrealized gain (loss)[c]	(1.56)	0.22

Total from investment operations	(0.90)	0.55

Less distributions from:
Net investment income	(0.66)	(0.17)

Total distributions	(0.66)	(0.17)

Net asset value, end of period	$23.85	$25.41

Total return	(3.68)%	2.19%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,385	$2,541
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	2.56%	4.20%
Portfolio turnover rate[f]	39%	29%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Financials ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$26.74	$25.33

Income from investment operations:
Net investment income[b]	0.44	0.14
Net realized and unrealized gain[c]	5.25	1.33

Total from investment operations	5.69	1.47

Less distributions from:
Net investment income	(0.43)	(0.06)
Net realized gain	(0.08)	—

Total distributions	(0.51)	(0.06)

Net asset value, end of period	$31.92	$26.74

Total return	21.43%	5.83%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,192	$2,674
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.46%	1.77%
Portfolio turnover rate[f]	42%	28%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	57

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Healthcare ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$26.45	$25.41

Income from investment operations:
Net investment income[b]	0.27	0.09
Net realized and unrealized gain[c]	3.91	1.00

Total from investment operations	4.18	1.09

Less distributions from:
Net investment income	(0.24)	(0.05)
Net realized gain	(0.15)	—

Total distributions	(0.39)	(0.05)

Net asset value, end of period	$30.24	$26.45

Total return	16.05%	4.29%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$9,073	$2,645
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	0.99%	1.14%
Portfolio turnover rate[f]	31%	20%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Industrials ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.99	$25.34

Income from investment operations:
Net investment income[b]	0.44	0.18
Net realized and unrealized gain[c]	3.81	0.58

Total from investment operations	4.25	0.76

Less distributions from:
Net investment income	(0.43)	(0.11)

Total distributions	(0.43)	(0.11)

Net asset value, end of period	$29.81	$25.99

Total return	16.46%	3.01%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,981	$2,599
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.54%	2.31%
Portfolio turnover rate[f]	41%	26%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Materials ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$26.69	$25.26

Income from investment operations:
Net investment income[b]	0.54	0.18
Net realized and unrealized gain[c]	4.26	1.33

Total from investment operations	4.80	1.51

Less distributions from:
Net investment income	(0.54)	(0.08)

Total distributions	(0.54)	(0.08)

Net asset value, end of period	$30.95	$26.69

Total return	18.22%	6.00%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,643	$2,669
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.88%	2.28%
Portfolio turnover rate[f]	21%	26%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Technology ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$28.91	$25.32

Income from investment operations:
Net investment income[b]	0.34	0.11
Net realized and unrealized gain[c]	8.41	3.52

Total from investment operations	8.75	3.63

Less distributions from:
Net investment income	(0.34)	(0.04)
Net realized gain	(0.39)	—

Total distributions	(0.73)	(0.04)

Net asset value, end of period	$36.93	$28.91

Total return	30.76%	14.34%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,693	$2,891
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	1.03%	1.27%
Portfolio turnover rate[f]	39%	20%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Multifactor Utilities ETF

	Year ended Aug. 31, 2017	Period from May 10, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$25.35	$25.13

Income from investment operations:
Net investment income[b]	0.82	0.28
Net realized and unrealized gain[c]	2.32	0.07

Total from investment operations	3.14	0.35

Less distributions from:
Net investment income	(0.81)	(0.13)

Total distributions	(0.81)	(0.13)

Net asset value, end of period	$27.68	$25.35

Total return	12.60%	1.39%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$4,152	$2,535
Ratio of expenses to average net assets[e]	0.35%	0.35%
Ratio of net investment income to average net assets[e]	3.18%	3.45%
Portfolio turnover rate[f]	20%	21%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Multifactor Consumer Discretionary	Non-diversified
Edge MSCI Multifactor Consumer Staples	Non-diversified
Edge MSCI Multifactor Energy	Non-diversified
Edge MSCI Multifactor Financials	Non-diversified
Edge MSCI Multifactor Healthcare	Non-diversified

iShares ETF	Diversification Classification
Edge MSCI Multifactor Industrials	Non-diversified
Edge MSCI Multifactor Materials	Non-diversified
Edge MSCI Multifactor Technology	Non-diversified
Edge MSCI Multifactor Utilities	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
Edge MSCI Multifactor Consumer Discretionary
HSBC Bank PLC	$15,145	$15,145	$—

Edge MSCI Multifactor Energy
JPMorgan Securities LLC	$29,507	$29,413	$(94)

Edge MSCI Multifactor Technology
JPMorgan Securities LLC	$53,726	$53,726	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee of 0.35%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Multifactor Consumer Discretionary	$63
Edge MSCI Multifactor Consumer Staples	26
Edge MSCI Multifactor Energy	78
Edge MSCI Multifactor Financials	1
Edge MSCI Multifactor Healthcare	21
Edge MSCI Multifactor Industrials	2
Edge MSCI Multifactor Technology	174

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Consumer Discretionary	$198,585	$559,883
Edge MSCI Multifactor Consumer Staples	223,179	154,139
Edge MSCI Multifactor Energy	303,139	286,909
Edge MSCI Multifactor Financials	248,558	428,133
Edge MSCI Multifactor Healthcare	410,667	498,921
Edge MSCI Multifactor Industrials	304,017	314,985
Edge MSCI Multifactor Materials	208,396	311,015
Edge MSCI Multifactor Technology	269,300	627,280
Edge MSCI Multifactor Utilities	238,099	213,032

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Edge MSCI Multifactor Consumer Discretionary	1	50%
Edge MSCI Multifactor Consumer Staples	1	50%
Edge MSCI Multifactor Energy	1	50%
Edge MSCI Multifactor Materials	1	33%
Edge MSCI Multifactor Utilities	1	67%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Multifactor Consumer Discretionary	$1,103,027	$1,102,388
Edge MSCI Multifactor Consumer Staples	802,395	804,904
Edge MSCI Multifactor Energy	995,395	993,941
Edge MSCI Multifactor Financials	1,251,449	1,258,506
Edge MSCI Multifactor Healthcare	980,840	998,692
Edge MSCI Multifactor Industrials	1,162,636	1,163,078
Edge MSCI Multifactor Materials	640,899	632,983
Edge MSCI Multifactor Technology	1,251,386	1,290,102
Edge MSCI Multifactor Utilities	529,730	529,314

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Multifactor Consumer Discretionary	$1,383,118	$1,383,118
Edge MSCI Multifactor Consumer Staples	1,267,025	1,267,025
Edge MSCI Multifactor Energy	1,204,244	1,204,244
Edge MSCI Multifactor Healthcare	5,864,859	—
Edge MSCI Multifactor Materials	3,021,063	1,503,901
Edge MSCI Multifactor Utilities	2,726,530	1,363,265

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

When a fund concentrates its investments in securities within a single or limited number of market sectors, it assumes the risk that economic, political and social conditions affecting those market sectors may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Multifactor Consumer Discretionary	$170,393	$—	$(170,393)
Edge MSCI Multifactor Consumer Staples	72,838	—	(72,838)
Edge MSCI Multifactor Energy	61,304	—	(61,304)
Edge MSCI Multifactor Materials	270,223	—	(270,223)
Edge MSCI Multifactor Utilities	130,970	—	(130,970)

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Multifactor Consumer Discretionary
Ordinary income	$39,121	$7,207

Edge MSCI Multifactor Consumer Staples
Ordinary income	$57,018	$6,943

Edge MSCI Multifactor Energy
Ordinary income	$66,341	$17,016

Edge MSCI Multifactor Financials
Ordinary income	$50,527	$6,250

Edge MSCI Multifactor Healthcare
Ordinary income	$39,327	$4,847

Edge MSCI Multifactor Industrials
Ordinary income	$42,976	$10,958

Edge MSCI Multifactor Materials
Ordinary income	$54,305	$8,245

Edge MSCI Multifactor Technology
Ordinary income	$73,082	$3,745

Edge MSCI Multifactor Utilities
Ordinary income	$80,719	$13,058

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Multifactor Consumer Discretionary	$4,278	$—	$(20,147)	$75,327	$59,458
Edge MSCI Multifactor Consumer Staples	9,294	—	(11,988)	(104,852)	(107,546)
Edge MSCI Multifactor Energy	15,865	—	(1,767)	(194,202)	(180,104)
Edge MSCI Multifactor Financials	92,167	32,738	—	533,223	658,128
Edge MSCI Multifactor Healthcare	8,556	28,719	—	625,478	662,753
Edge MSCI Multifactor Industrials	79,733	46,913	—	320,758	447,404
Edge MSCI Multifactor Materials	34,851	—	—	288,550	323,401
Edge MSCI Multifactor Technology	150,349	178,219	—	832,808	1,161,376
Edge MSCI Multifactor Utilities	18,490	—	—	124,804	143,294

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales.

NOTES TO FINANCIAL STATEMENTS	71

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Edge MSCI Multifactor Consumer Discretionary	$20,147
Edge MSCI Multifactor Consumer Staples	11,988
Edge MSCI Multifactor Energy	1,767

For the year ended August 31, 2017, the following Funds utilized their capital loss carryforwards as follows:

iShares ETF	Utilized
Edge MSCI Multifactor Energy	$1,981
Edge MSCI Multifactor Industrials	16,533
Edge MSCI Multifactor Materials	6,158

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Edge MSCI Multifactor Consumer Discretionary ETF,

iShares Edge MSCI Multifactor Consumer Staples ETF, iShares Edge MSCI Multifactor Energy ETF,

iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF,

iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF,

iShares Edge MSCI Multifactor Technology ETF and iShares Edge MSCI Multifactor Utilities ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Multifactor Consumer Discretionary ETF, iShares Edge MSCI Multifactor Consumer Staples ETF, iShares Edge MSCI Multifactor Energy ETF, iShares Edge MSCI Multifactor Financials ETF, iShares Edge MSCI Multifactor Healthcare ETF, iShares Edge MSCI Multifactor Industrials ETF, iShares Edge MSCI Multifactor Materials ETF, iShares Edge MSCI Multifactor Technology ETF and iShares Edge MSCI Multifactor Utilities ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	73

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Consumer Discretionary	$45,877
Edge MSCI Multifactor Consumer Staples	64,510
Edge MSCI Multifactor Energy	73,891
Edge MSCI Multifactor Financials	54,203
Edge MSCI Multifactor Healthcare	39,059

iShares ETF	Qualified Dividend Income
Edge MSCI Multifactor Industrials	$53,937
Edge MSCI Multifactor Materials	64,056
Edge MSCI Multifactor Technology	44,525
Edge MSCI Multifactor Utilities	93,941

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deductions
Edge MSCI Multifactor Consumer Discretionary	100.00%
Edge MSCI Multifactor Consumer Staples	100.00
Edge MSCI Multifactor Energy	100.00
Edge MSCI Multifactor Financials	39.46
Edge MSCI Multifactor Healthcare	100.00

iShares ETF	Dividends- Received Deductions
Edge MSCI Multifactor Industrials	43.94%
Edge MSCI Multifactor Materials	73.57
Edge MSCI Multifactor Technology	23.05
Edge MSCI Multifactor Utilities	100.00

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Long-Term Capital Gain
Edge MSCI Multifactor Materials	$12,985
Edge MSCI Multifactor Utilities	2,160

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Short-Term Capital Gain
Edge MSCI Multifactor Financials	$8,092
Edge MSCI Multifactor Healthcare	14,617
Edge MSCI Multifactor Technology	38,846

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	75

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	77

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Edge MSCI Multifactor Consumer Discretionary	$0.391214	$—	$—	0.391214	100%	—%	—%	100%
Edge MSCI Multifactor Consumer Staples	0.570177	—	—	0.570177	100	—	—	100
Edge MSCI Multifactor Financials	0.424351	0.080920	—	0.505271	84	16	—	100
Edge MSCI Multifactor Healthcare	0.247097	0.146170		0.393267	63	37	—	100
Edge MSCI Multifactor Industrials	0.429755	—	—	0.429755	100	—	—	100
Edge MSCI Multifactor Materials	0.543054	—	—	0.543054	100	—	—	100
Edge MSCI Multifactor Utilities	0.807194	—	—	0.807194	100	—	—	100

SUPPLEMENTAL INFORMATION	79

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Edge MSCI Multifactor Consumer Discretionary ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	156	53.98%
At NAV	18	6.23
Less than 0.0% and Greater than –0.5%	113	39.10
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Consumer Staples ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	221	76.47%
At NAV	23	7.96
Less than 0.0% and Greater than –0.5%	43	14.88
Less than –0.5%	2	0.69

	289	100.00%

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Energy ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	226	78.21%
At NAV	22	7.61
Less than 0.0% and Greater than –0.5%	39	13.49
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Financials ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	209	72.32%
At NAV	24	8.30
Less than 0.0% and Greater than –0.5%	54	18.69
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Healthcare ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	273	94.47%
At NAV	4	1.38
Less than 0.0% and Greater than –0.5%	10	3.46
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Industrials ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	252	87.20%
At NAV	13	4.50
Less than 0.0% and Greater than –0.5%	22	7.61
Less than –0.5%	2	0.69

	289	100.00%

SUPPLEMENTAL INFORMATION	81

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Edge MSCI Multifactor Materials ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	240	83.05%
At NAV	14	4.84
Less than 0.0% and Greater than –0.5%	33	11.42
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Technology ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	223	77.16%
At NAV	18	6.23
Less than 0.0% and Greater than –0.5%	46	15.92
Less than –0.5%	2	0.69

	289	100.00%

iShares Edge MSCI Multifactor Utilities ETF

Period Covered: May 10, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	247	85.47%
At NAV	12	4.15
Less than 0.0% and Greater than –0.5%	28	9.69
Less than –0.5%	2	0.69

	289	100.00%

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	83

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	85

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	87

Notes:

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	89

Notes:

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-818-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI Denmark Capped ETF | EDEN | BATS
➢	iShares MSCI Finland Capped ETF | EFNL | BATS
➢	iShares MSCI Germany Small-Cap ETF | EWGS | BATS
➢	iShares MSCI Ireland Capped ETF | EIRL | NYSE Arca
➢	iShares MSCI New Zealand Capped ETF | ENZL | NASDAQ
➢	iShares MSCI Norway Capped ETF | ENOR | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI DENMARK CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.43%	21.73%	21.79%	21.43%	21.73%	21.79%
5 Years	19.59%	19.76%	19.88%	144.57%	146.40%	147.61%
Since Inception	20.00%	20.05%	20.33%	177.77%	178.38%	181.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,271.50	$3.03	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

The iShares MSCI Denmark Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Danish equities, as represented by the MSCI Denmark IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 21.43%, net of fees, while the total return for the Index was 21.79%.

Denmark’s economy expanded during the reporting period, benefiting from stronger consumer spending, driven mainly by rising wages associated with the nation’s low unemployment rate and relatively low inflation. Exports from Denmark rose sharply, helped by sales of transportation equipment, vessels and aircraft, and manufactured goods. Although low by historical standards, Denmark’s inflation rate rose to 1.5% during the reporting period, its highest level since the end of 2012.

From a sector standpoint, the healthcare sector, which represented approximately 36% of the Index on average, was the largest contributor to the Index’s performance for the reporting period. Pharmaceutical and biotechnology companies with end markets in the U.S. benefited from a reduction in the longstanding risk of U.S. price controls, as the U.S. presidential administration focused on other issues.

The industrials sector was also a significant contributor to the Index’s return for the reporting period, as the growth rate for global container shipping was strong in the first half of 2017, benefiting marine, road, and rail companies within the transportation industry. The financials sector meaningfully contributed to the Index’s performance, reflecting banks’ strong capitalization, asset quality, and solid profitability.

On the downside, the consumer discretionary sector detracted fractionally from the Index’s return during the reporting period.

The Danish krone, which appreciated about 6% relative to the U.S. dollar during the reporting period, was a relatively large contributor to the Index’s performance, as returns on Danish investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Health Care	37.41%
Industrials	23.96
Financials	14.83
Materials	6.94
Consumer Staples	6.16
Consumer Discretionary	4.57
Utilities	2.44
Telecommunication Services	1.79
Information Technology	1.58
Energy	0.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
Novo Nordisk A/S Class B	23.03%
Danske Bank A/S	8.97
Vestas Wind Systems A/S	6.51
DSV A/S	4.53
Carlsberg A/S Class B	4.21
Genmab A/S	4.18
AP Moller–Maersk A/S Class B	3.94
Novozymes A/S Class B	3.91
Pandora A/S	3.42
Coloplast A/S Class B	3.15

TOTAL	65.85%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI FINLAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	23.32%	23.17%	22.83%	23.32%	23.17%	22.83%
5 Years	15.53%	15.57%	15.04%	105.83%	106.18%	101.47%
Since Inception	11.74%	11.76%	11.18%	86.24%	86.45%	81.05%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,217.20	$3.02	$1,000.00	$1,022.50	$2.75	0.54%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

The iShares MSCI Finland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Finnish equities, as represented by the MSCI Finland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 23.32%, net of fees, while the total return for the Index was 22.83%.

The Finnish economy grew for the reporting period at its highest rate since the first quarter of 2011. Despite a wage freeze and rising inflation, Finland’s household consumption remained robust, and domestic demand was the main source of the country’s economic growth. Export growth increased at an even faster rate on heightened international demand for products such as industrial machinery, chemicals, and vehicles.

The industrials sector, which represented approximately 25% of the Index on average, was the most significant contributor to the Index’s return for the reporting period. The sector was driven by the machinery industry, as many emerging markets, especially those actively building out their infrastructure, turned to Finnish-made heavy machinery such as cranes and power plant engines.

The materials sector also contributed to the Index’s return for the reporting period. Paper and forest product companies benefited from a focus on renewable solutions in packaging.

The financials sector also contributed to the Index’s return during the reporting period, based in part on the performance of insurance companies. The information technology sector was a notable contributor to the Index’s return as well, as the communications equipment industry benefited from business collaboration deals, network expansion, and long-term patent agreements with emerging markets.

The euro, which appreciated about 6% relative to the U.S. dollar for the reporting period, contributed meaningfully to the Index’s performance, as returns on Finnish investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Industrials	26.08%
Information Technology	20.14
Materials	16.43
Financials	11.55
Consumer Discretionary	6.19
Telecommunication Services	4.53
Utilities	4.51
Health Care	3.38
Energy	3.34
Consumer Staples	2.41
Real Estate	1.44

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
Nokia OYJ	18.51%
Sampo OYJ Class A	11.55
Kone OYJ Class B	8.58
UPM-Kymmene OYJ	6.23
Wartsila OYJ Abp	4.52
Fortum OYJ	4.51
Stora Enso OYJ Class R	4.27
Elisa OYJ	3.70
Neste OYJ	3.34
Nokian Renkaat OYJ	2.92

TOTAL	68.13%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI GERMANY SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	34.12%	34.63%	33.96%	34.12%	34.63%	33.96%
5 Years	18.33%	18.43%	18.30%	131.96%	132.99%	131.68%
Since Inception	17.29%	17.35%	17.17%	144.34%	145.04%	142.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,301.40	$3.42	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

The iShares MSCI Germany Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization German equities, as represented by the MSCI Germany Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 34.12%, net of fees, while the total return for the Index was 33.96%.

Germany’s economy expanded on an annualized basis through the second quarter of 2017, underpinned by healthy domestic demand and government spending. Net trade had a negative effect, however, as sales to countries outside the E.U. declined. The unemployment rate declined to the nation’s lowest jobless rate in 37 years, helping consumer spending accelerate. Inflation was volatile but remained low, while the ECB’s benchmark interest rate remained at zero percent throughout the reporting period.

The industrials sector, which represented approximately 30% of the Index on average, was the largest contributor to the Index’s return for the reporting period. Small-capitalization industrials companies involved in the manufacturing and sales of machinery, Germany’s second-largest export, were the main contributors. The aerospace and defense industry also contributed, due to the thriving demand for passenger jet engine maintenance.

The information technology sector was also a strong contributor to the Index’s return for the reporting period, led by digital mobile payment providers in the IT services industry, as cash payments at the point of sale are increasingly replaced by electronic or digitalized transactions. Select semiconductor companies associated with the rising demand for wireless battery charging solutions also helped the Index’s performance. The healthcare sector was another meaningful contributor to the Index’s return, as the German government supports the generic pharmaceuticals market with low pricing and innovations. On the downside, the consumer staples sector detracted fractionally from the Index’s return.

The euro, which appreciated about 6% relative to the U.S. dollar during the reporting period, was a large contributor to the Index’s performance, as returns on German investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Industrials	26.78%
Information Technology	19.29
Real Estate	12.89
Health Care	12.06
Consumer Discretionary	8.29
Financials	6.42
Telecommunication Services	4.64
Materials	4.51
Utilities	3.49
Consumer Staples	1.45
Energy	0.18

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
Wirecard AG	6.17%
MTU Aero Engines AG	4.49
LEG Immobilien AG	3.94
Uniper SE	3.09
Rheinmetall AG	2.75
Freenet AG	2.64
Dialog Semiconductor PLC	2.18
Sartorius AG (Preferred)	2.18
Drillisch AG	2.00
Duerr AG	1.87

TOTAL	31.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI IRELAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.99%	14.06%	14.58%	13.99%	14.06%	14.58%
5 Years	17.90%	17.75%	18.43%	127.85%	126.35%	132.94%
Since Inception	11.41%	11.42%	11.95%	120.71%	120.86%	128.43%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Index performance through November 26, 2013 reflects the performance of the MSCI Ireland Investable Market Index 25/50. Index performance beginning on November 27, 2013 reflects the performance of the MSCI All Ireland Capped Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,125.90	$2.63	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

The iShares MSCI Ireland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Irish equities, as represented by the MSCI All Ireland Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.99%, net of fees, while the total return for the Index was 14.58%.

Ireland’s economy rose on an annualized basis during the reporting period, benefiting from the manufacturing sector, where growth reached a two-year high, and further driven by foreign direct investment (“FDI”). For the sixth year in a row, Ireland was named the best country in the world for attracting high-value FDI projects. Ireland’s local economy was also strong, due to an increase in household consumption, which makes up nearly 50% of Ireland’s domestic demand.

From a sector perspective, the industrials sector was the largest contributor to the Index’s return for the reporting period. Within the sector, the airlines industry benefited from record booking levels, as European tourism increased. Building products companies that focused on renewable energy-saving solutions also performed well, as did building material distributors, which benefited from a recovery in Ireland’s building markets.

The healthcare sector was also a strong contributor to the Index’s return for the reporting period. Several life sciences tool and services companies made favorable acquisitions, helping expand their global presence in already-established markets.

Sectors that contributed moderately to the Index’s performance included consumer staples and materials, the latter representing approximately 27% of the Index on average for the reporting period. The consumer discretionary sector was the only sector to detract from the Index’s return.

The euro, which appreciated about 6% relative to the U.S. dollar for the reporting period, contributed to the Index’s performance, as returns on Irish investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*
Materials	27.40%
Consumer Staples	24.36
Industrials	15.39
Consumer Discretionary	10.00
Health Care	9.06
Real Estate	7.26
Financials	6.25
Information Technology	0.28

TOTAL	100.00%

*	Excludes money market funds.

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*
CRH PLC	22.79%
Kerry Group PLC Class A	15.10
Paddy Power Betfair PLC	7.24
ICON PLC	4.82
Smurfit Kappa Group PLC	4.61
Kingspan Group PLC	4.54
Bank of Ireland Group PLC	4.51
Ryanair Holdings PLC ADR	4.35
UDG Healthcare PLC	4.24
Glanbia PLC	4.24

TOTAL	76.43%

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI NEW ZEALAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.95%	4.90%	4.34%	3.95%	4.90%	4.34%
5 Years	13.33%	13.50%	13.77%	86.91%	88.34%	90.58%
Since Inception	14.22%	14.32%	14.70%	153.67%	155.12%	161.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/1/10. The first day of secondary market trading was 9/2/10.

Index performance through February 11, 2013 reflects the performance of the MSCI New Zealand Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI New Zealand IMI 25/50 Index.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,088.10	$2.58	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

The iShares MSCI New Zealand Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of New Zealand equities, as represented by the MSCI New Zealand IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 3.95%, net of fees, while the total return for the Index was 4.34%.

New Zealand’s economy was robust, amid an increase in immigration and historically low interest rates, which led to increased housing demand. However, by the end of the reporting period, those conditions appeared to have reached a high point. Net immigration, which has risen steadily since 2012, set a new record in May 2017. The rising population continued to drive up real estate prices for much of the reporting period. As property became less affordable, home ownership decreased to its lowest level since 1951. Construction activity slowed, as evidenced by a decline in building permits late in the reporting period. Economic growth weakened, declining in the first quarter of 2017, the latest quarter for which data are available, for the third consecutive quarter.

Within the Index, sector performance was mixed for the reporting period. The sectors that exhibited strength were largely defensive ones, which are traditionally not sensitive to changing economic conditions. The consumer staples sector contributed significantly to the Index’s performance, reflecting an increase within the food products industry, where a rise in milk production drove up dairy product manufacturing. The utilities, industrials, and healthcare sectors also contributed to the Index’s return.

In contrast, the consumer discretionary and materials sectors detracted from the Index’s performance for the reporting period. The former reflecting declines in the media and the hotels, restaurants, and leisure industries. Weakness in the materials sector was driven by the slowing of construction activity during the reporting period. The real estate sector also detracted modestly from the Index’s return as the country’s robust property market showed evidence of declining.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Utilities	18.65%
Health Care	17.12
Industrials	14.40
Telecommunication Services	12.79
Real Estate	8.52
Consumer Discretionary	8.18
Materials	8.10
Energy	4.73
Consumer Staples	4.38
Information Technology	3.13

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Spark New Zealand Ltd.	10.25%
Fisher & Paykel Healthcare Corp. Ltd.	9.55
Auckland International Airport Ltd.	9.26
Fletcher Building Ltd.	8.10
Contact Energy Ltd.	5.68
Meridian Energy Ltd.	4.61
Ryman Healthcare Ltd.	4.45
a2 Milk Co. Ltd.	4.38
Z Energy Ltd.	3.97
Mercury NZ Ltd.	3.70

TOTAL	63.95%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI NORWAY CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	27.10%	27.60%	27.26%	27.10%	27.60%	27.26%
5 Years	1.20%	1.21%	1.45%	6.14%	6.18%	7.48%
Since Inception	2.52%	2.56%	2.77%	14.98%	15.24%	16.57%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/23/12. The first day of secondary market trading was 1/24/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,134.50	$2.85	$1,000.00	$1,022.50	$2.70	0.53%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

The iShares MSCI Norway Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Norwegian equities, as represented by the MSCI Norway IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 27.10%, net of fees, while the total return for the Index was 27.26%.

As the largest oil producer in Western Europe, Norway’s economy has struggled since the collapse in oil prices in late 2014. During the reporting period, oil prices increased, but remained well below their pre-collapse price levels. As the Norwegian economy has diversified, however, other areas of its economy compensated for weakness in oil-related industries.

Excluding oil and gas, Norway’s economic growth posted the best growth in more than three years during the first quarter of 2017 as unemployment declined and manufacturing output improved. Non-oil exports rebounded during the reporting period, as evidenced by a 13% increase in the value of seafood exports in May 2017. Although consumer confidence levels were low, retail sales and imports increased late in the reporting period, suggesting some improvement in domestic activity.

Within the Index, the financials and energy sectors contributed significantly to the Index’s return for the reporting period, the former reflecting gains among banks stocks. Within the energy sector, earnings generally improved despite low oil prices, as some companies effectively reduced costs and improved operational efficiencies. The materials, consumer staples, and telecommunications services sectors were also meaningful contributors to the Index’s return.

On the downside, the consumer discretionary sector detracted from the Index’s return, reflecting negative consumer confidence for much of the reporting period. Weakness in the sector was led by declines in the media and retail industries.

The Norwegian krone, which appreciated about 7% relative to the U.S. dollar during the reporting period, was a large contributor to the Index’s performance, as returns on Norwegian investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Energy	26.08%
Financials	24.32
Consumer Staples	14.80
Materials	11.43
Telecommunication Services	10.56
Consumer Discretionary	4.72
Information Technology	3.00
Industrials	2.64
Real Estate	1.70
Utilities	0.47
Health Care	0.28

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Statoil ASA	15.23%
DNB ASA	13.36
Telenor ASA	10.55
Norsk Hydro ASA	5.90
Marine Harvest ASA	4.51
Yara International ASA	4.47
Orkla ASA	4.45
Storebrand ASA	3.04
Subsea 7 SA	3.03
Gjensidige Forsikring ASA	2.77

TOTAL	67.31%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.08%

BANKS — 12.19%
Danske Bank A/S	154,741	$6,005,661
Jyske Bank A/S Registered	17,513	1,052,300
Spar Nord Bank A/S	31,791	409,079
Sydbank A/S	19,720	768,191

		8,235,231
BEVERAGES — 5.21%
Carlsberg A/S Class B	24,581	2,817,250
Royal Unibrew A/S	12,865	704,537

		3,521,787
BIOTECHNOLOGY — 5.52%
Bavarian Nordic A/Sa,b	9,584	664,114
Genmab A/Sa	12,000	2,796,698
Zealand Pharma A/Sa,b	14,025	266,782

		3,727,594
BUILDING PRODUCTS — 0.91%
Rockwool International A/S Class B	2,452	615,749

		615,749
CHEMICALS — 6.88%
Chr Hansen Holding A/S	23,584	2,026,295
Novozymes A/S Class B	51,575	2,619,991

		4,646,286
COMMERCIAL SERVICES & SUPPLIES — 2.10%
ISS A/S	36,611	1,422,667

		1,422,667
CONSTRUCTION & ENGINEERING — 1.45%
FLSmidth & Co. A/S	11,099	697,951
Per Aarsleff Holding A/S	9,905	280,243

		978,194
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.78%
TDC A/S	201,815	1,200,706

		1,200,706
ELECTRIC UTILITIES — 2.41%
DONG Energy A/Sc	31,372	1,630,795

		1,630,795
ELECTRICAL EQUIPMENT — 6.45%
Vestas Wind Systems A/S	47,909	4,357,487

		4,357,487
FOOD PRODUCTS — 0.63%
Schouw & Co. AB	4,061	425,188

		425,188

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 7.08%
Ambu A/S Class B	9,058	$650,253
Coloplast A/S Class B	25,796	2,109,137
GN Store Nord A/S	35,358	1,171,073
William Demant Holding A/Sa	32,420	856,629

		4,787,092
HEALTH CARE TECHNOLOGY — 0.07%
NNIT A/Sc	1,535	47,356

		47,356
HOUSEHOLD DURABLES — 0.51%
Bang & Olufsen A/Sa	17,233	344,332

		344,332
INSURANCE — 2.51%
Alm Brand A/S	32,103	313,027
Topdanmark A/Sa	16,463	642,104
Tryg A/S	32,010	738,856

		1,693,987
IT SERVICES — 0.57%
Nets A/Sa,c	15,702	387,784

		387,784
MACHINERY — 0.93%
NKT A/Sa	7,840	626,227

		626,227
MARINE — 7.10%
AP Moller – Maersk A/S Class A	682	1,333,268
AP Moller – Maersk A/S Class B	1,283	2,641,492
D/S Norden A/Sa,b	13,272	281,947
Dfds A/S	9,402	541,341

		4,798,048
OIL, GAS & CONSUMABLE FUELS — 0.32%
TORM PLC	19,994	215,730

		215,730
PHARMACEUTICALS — 24.40%
ALK-Abello A/Sb	2,370	369,179
H Lundbeck A/S	11,010	700,274
Novo Nordisk A/S Class B	323,616	15,415,335

		16,484,788
ROAD & RAIL — 4.49%
DSV A/S	42,825	3,032,549

		3,032,549
SOFTWARE — 0.99%
SimCorp A/S	11,279	667,082

		667,082

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2017

Security	Shares	Value
SPECIALTY RETAIL — 0.38%
Matas A/S	17,608	$256,129

		256,129
TEXTILES, APPAREL & LUXURY GOODS — 3.63%
IC Group A/S	7,677	168,120
Pandora A/S	21,556	2,287,931

		2,456,051
TOBACCO — 0.26%
Scandinavian Tobacco Group A/Sc	10,134	178,999

		178,999
TRADING COMPANIES & DISTRIBUTORS — 0.31%
Solar A/S Class B	3,660	208,275

		208,275

TOTAL COMMON STOCKS
(Cost: $57,845,929)		66,946,113

SHORT-TERM INVESTMENTS — 1.87%

MONEY MARKET FUNDS — 1.87%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	1,251,881	1,252,256

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	8,716	$8,716

		1,260,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,260,815)		1,260,972

TOTAL INVESTMENTS IN SECURITIES — 100.95%
(Cost: $59,106,744)[g]		68,207,085
Other Assets, Less Liabilities — (0.95)%		(639,645)

NET ASSETS — 100.00%		$67,567,440

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $59,879,676. The net unrealized appreciation was $8,327,409, of which $10,202,636 represented gross unrealized appreciation on investments and $1,875,227 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,695,200	—	(443,319)[b]	1,251,881	$1,252,256	$32	$157	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	17,692	—	(8,976)[b]	8,716	8,716	—	—	193

					$1,260,972	$32	$157	$193

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchases and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI DENMARK CAPPED ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$66,946,113	$—	$—	$66,946,113
Money market funds	1,260,972	—	—	1,260,972

Total	$68,207,085	$—	$—	$68,207,085

See notes to financial statements.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.48%

AIRLINES — 0.71%
Finnair OYJ	28,545	$324,100

		324,100
AUTO COMPONENTS — 2.91%
Nokian Renkaat OYJ	31,485	1,329,228

		1,329,228
BUILDING PRODUCTS — 0.69%
Uponor OYJ	19,227	313,625

		313,625
CHEMICALS — 0.87%
Kemira OYJ	32,204	397,805

		397,805
COMMERCIAL SERVICES & SUPPLIES — 0.66%
Caverion Corp.[a,b]	33,458	299,928

		299,928
COMMUNICATIONS EQUIPMENT — 18.41%
Nokia OYJ	1,361,227	8,423,575

		8,423,575
CONSTRUCTION & ENGINEERING — 1.20%
Lehto Group OYJ	11,924	189,964
YIT OYJ	40,678	358,363

		548,327
CONTAINERS & PACKAGING — 2.15%
Huhtamaki OYJ[b]	25,339	984,502

		984,502
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.51%
DNA OYJ	21,006	379,355
Elisa OYJ	38,591	1,683,826

		2,063,181
ELECTRIC UTILITIES — 4.48%
Fortum OYJ	114,410	2,051,211

		2,051,211
FOOD & STAPLES RETAILING — 2.12%
Kesko OYJ Class B	18,044	971,155

		971,155
FOOD PRODUCTS — 0.27%
Atria OYJ	9,246	124,106

		124,106

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.47%
Oriola Corp. Class B	50,853	$214,630

		214,630
INSURANCE — 11.49%
Sampo OYJ Class A	99,701	5,255,818

		5,255,818
IT SERVICES — 1.16%
Tieto OYJ	16,795	530,538

		530,538
LEISURE PRODUCTS — 1.93%
Amer Sports OYJ	33,505	884,715

		884,715
MACHINERY — 21.30%
Cargotec OYJ Class B	11,171	672,028
Kone OYJ Class B	72,063	3,905,097
Konecranes OYJ	18,876	831,913
Metso OYJ	31,220	1,033,350
Outotec OYJ[a,b]	51,837	380,251
Ponsse OYJ	5,965	166,870
Valmet OYJ	36,718	695,408
Wartsila OYJ Abp	29,898	2,059,874

		9,744,791
MEDIA — 0.57%
Sanoma OYJ	27,782	260,607

		260,607
METALS & MINING — 2.00%
Outokumpu OYJ	88,808	916,467

		916,467
MULTILINE RETAIL — 0.75%
Stockmann OYJ Abp Class Ba,b	20,208	151,359
Tokmanni Group Corp.	19,909	191,489

		342,848
OIL, GAS & CONSUMABLE FUELS — 3.32%
Neste OYJ	34,547	1,521,340

		1,521,340
PAPER & FOREST PRODUCTS — 11.33%
Metsa Board OYJ	61,002	400,339
Stora Enso OYJ Class R	148,065	1,943,420
UPM-Kymmene OYJ	109,195	2,837,906

		5,181,665
PHARMACEUTICALS — 2.89%
Orion OYJ Class B	27,976	1,323,109

		1,323,109

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.43%
Citycon OYJ	134,833	$367,735
Technopolis OYJ	60,787	288,356

		656,091
SOFTWARE — 0.46%
F-Secure OYJ	42,472	211,069

		211,069
TRADING COMPANIES & DISTRIBUTORS — 1.40%
Cramo OYJ	12,745	356,084
Ramirent OYJ	27,604	285,192

		641,276

TOTAL COMMON STOCKS
(Cost: $41,512,196)		45,515,707

SHORT-TERM INVESTMENTS — 3.75%

MONEY MARKET FUNDS — 3.75%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	1,708,490	1,709,003

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	6,454	$6,454

		1,715,457

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,715,476)		1,715,457

TOTAL INVESTMENTS IN SECURITIES — 103.23%
(Cost: $43,227,672)[f]		47,231,164
Other Assets, Less Liabilities — (3.23)%		(1,477,882)

NET ASSETS — 100.00%		$45,753,282

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $43,968,134. The net unrealized appreciation was $3,263,030, of which $4,790,623 represented gross unrealized appreciation on investments and $1,527,593 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	1,708,490	[b]	—	1,708,490	$1,709,003	$(65)	$(19)	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	8,430	—		(1,976)[b]	6,454	6,454	—	—	152

						$1,715,457	$(65)	$(19)	$152

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchases and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI FINLAND CAPPED ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$45,515,707	$—	$—	$45,515,707
Money market funds	1,715,457	—	—	1,715,457

Total	$47,231,164	$—	$—	$47,231,164

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 93.16%

AEROSPACE & DEFENSE — 4.53%
MTU Aero Engines AG	12,619	$1,764,320
OHB SE	1,275	50,281

		1,814,601
AUTO COMPONENTS — 2.25%
ElringKlinger AGa	6,918	120,041
Grammer AG	2,441	128,694
LEONI AG	7,531	451,172
SAF-Holland SA	11,017	200,728

		900,635
AUTOMOBILES — 0.08%
EDAG Engineering Group AG	2,434	33,814

		33,814
BANKS — 0.22%
comdirect bank AG	6,857	87,637

		87,637
BIOTECHNOLOGY — 0.14%
Biotest AG	59	1,999
Biotest AG New	1,627	53,968

		55,967
BUILDING PRODUCTS — 0.11%
CENTROTEC Sustainable AG	2,182	45,917

		45,917
CAPITAL MARKETS — 1.46%
AURELIUS Equity Opportunities SE & Co KGaA[a]	5,676	336,262
Deutsche Beteiligungs AG	2,924	143,938
MLP AG	14,614	103,257

		583,457
CHEMICALS — 1.33%
H&R GmbH & Co. KGaA[b]	3,110	44,610
Wacker Chemie AG	3,796	485,831

		530,441
COMMERCIAL SERVICES & SUPPLIES — 1.03%
Bilfinger SEa	7,510	303,931
Cewe Stiftung & Co. KGAA	1,259	107,921

		411,852
COMMUNICATIONS EQUIPMENT — 0.14%
ADVA Optical Networking SEa,b	10,213	57,712

		57,712

Security	Shares	Value
CONSUMER FINANCE — 0.20%
Ferratum OYJ[a]	2,904	$79,340

		79,340
DIVERSIFIED FINANCIAL SERVICES — 1.73%
GRENKE AGa	6,453	580,998
Hypoport AGa,b	752	111,310

		692,308
ELECTRICAL EQUIPMENT — 1.36%
Nordex SEa,b	15,297	212,238
Senvion SAb	6,317	90,424
SGL Carbon SEa,b	14,845	241,882

		544,544
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.26%
Isra Vision AG	798	138,516
Jenoptik AG	12,501	365,839

		504,355
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.71%
Alstria office REIT AGa	33,462	489,728
Hamborner REIT AG	18,405	193,719

		683,447
FOOD PRODUCTS — 1.42%
KWS Saat SE	481	200,151
Suedzucker AG	17,340	368,193

		568,344
HEALTH CARE EQUIPMENT & SUPPLIES — 1.54%
Carl Zeiss Meditec AG Bearer	9,766	486,492
Draegerwerk AG & Co. KGaA	743	57,948
STRATEC Biomedical AG	1,153	71,282

		615,722
HEALTH CARE PROVIDERS & SERVICES — 0.61%
RHOEN-KLINIKUM AG	7,305	242,396

		242,396
HEALTH CARE TECHNOLOGY — 0.85%
CompuGroup Medical SEa	5,811	338,491

		338,491
HOTELS, RESTAURANTS & LEISURE — 0.33%
bet-at-home.com AGa	682	81,894
Zeal Network SE	1,732	49,811

		131,705

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 0.14%
Surteco SE	1,886	$55,496

		55,496
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 3.43%
Capital Stage AG	19,978	157,664
Uniper SE	48,843	1,214,522

		1,372,186
INDUSTRIAL CONGLOMERATES — 3.53%
Indus Holding AG	4,450	335,213
Rheinmetall AG	10,570	1,078,974

		1,414,187
INSURANCE — 0.37%
Wuestenrot & Wuerttembergische AG	5,684	148,940

		148,940
INTERNET & DIRECT MARKETING RETAIL — 1.10%
Takkt AG	7,960	187,001
zooplus AGa,b	1,459	254,987

		441,988
INTERNET SOFTWARE & SERVICES — 1.33%
Rocket Internet SEa,b,c	14,027	321,860
XING AGa	682	209,194

		531,054
IT SERVICES — 8.11%
Bechtle AG	7,134	491,510
CANCOM SE	3,773	258,422
GFT Technologies SEa	3,836	72,240
Wirecard AGa	28,486	2,425,215

		3,247,387
LIFE SCIENCES TOOLS & SERVICES — 4.14%
Evotec AGa,b	30,252	580,321
Gerresheimer AG	7,618	598,489
MorphoSys AGa,b	6,760	479,646

		1,658,456
MACHINERY — 9.79%
DEUTZ AG	29,248	222,199
DMG Mori AG	4,780	284,829
Duerr AG	6,297	732,479
Heidelberger Druckmaschinen AGa,b	59,341	222,446
Koenig & Bauer AG	3,208	241,921
Krones AGa	3,833	473,478
NORMA Group SE	7,732	470,016
Pfeiffer Vacuum Technology AG	1,556	254,365

Security	Shares	Value
Rational AG	828	$536,995
SLM Solutions Group AGa,b	3,057	116,303
Vossloh AGa,b	2,520	169,425
Wacker Neuson SE	6,809	193,800

		3,918,256
MARINE — 1.07%
Hapag-Lloyd AGb,c	9,941	429,379

		429,379
MEDIA — 2.66%
Borussia Dortmund GmbH & Co. KGaA	14,521	127,184
CTS Eventim AG & Co. KGaA	11,647	512,481
Stroeer SE & Co. KGaA	6,707	426,766

		1,066,431
METALS & MINING — 2.89%
Aurubis AG	8,182	730,249
Salzgitter AGa	9,479	425,427

		1,155,676
OIL, GAS & CONSUMABLE FUELS — 0.17%
VERBIO Vereinigte BioEnergie AG	5,354	69,637

		69,637
PHARMACEUTICALS — 1.60%
STADA Arzneimittel AG	6,870	641,821

		641,821
PROFESSIONAL SERVICES — 0.58%
Amadeus Fire AG	1,264	110,454
Bertrandt AGa	1,355	121,160

		231,614
REAL ESTATE MANAGEMENT & DEVELOPMENT — 10.95%
ADLER Real Estate AGa,b	6,381	101,771
ADO Properties SAa,c	7,491	364,658
Deutsche Euroshop AG	11,332	446,954
DIC Asset AG	10,831	121,842
Grand City Properties SA	25,991	565,483
LEG Immobilien AG	15,333	1,547,676
PATRIZIA Immobilien AGb	11,205	226,734
TAG Immobilien AG	30,205	503,468
TLG Immobilien AG	17,996	398,169
WCM Beteiligungs & Grundbesitz-AG	27,678	106,287

		4,383,042
ROAD & RAIL — 1.16%
Sixt Leasing SE	3,006	74,711
Sixt SE	2,932	223,164
VTG AG	3,141	164,834

		462,709

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 4.60%
AIXTRON SEb	26,005	$251,141
Dialog Semiconductor PLC[b]	18,895	857,798
Elmos Semiconductor AG	2,443	60,617
Manz AGa,b	1,035	46,267
Siltronic AGb	5,096	496,868
SMA Solar Technology AGa	2,947	130,302

		1,842,993
SOFTWARE — 2.62%
Nemetschek SEa	4,672	355,324
RIB Software SEa	8,530	163,884
Software AG	12,050	528,781

		1,047,989
SPECIALTY RETAIL — 1.37%
CECONOMY AG	43,248	473,144
Hornbach Baumarkt AG	1,931	74,475

		547,619
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.87%
Diebold Nixdorf AG	2,005	166,624
S&T AGa	8,908	179,989

		346,613
TEXTILES, APPAREL & LUXURY GOODS — 0.20%
Gerry Weber International AGa	6,137	78,034

		78,034
THRIFTS & MORTGAGE FINANCE — 2.33%
Aareal Bank AG	13,797	564,189
Deutsche Pfandbriefbank AGc	26,105	367,469

		931,658
TRADING COMPANIES & DISTRIBUTORS — 0.82%
BayWa AG	3,383	126,795
Kloeckner & Co. SE	18,153	201,620

		328,415
TRANSPORTATION INFRASTRUCTURE — 0.47%
Hamburger Hafen und Logistik AG	5,948	189,164

		189,164
WIRELESS TELECOMMUNICATION SERVICES — 4.56%
Drillisch AG	11,429	786,605
Freenet AG	31,075	1,036,678

		1,823,283

TOTAL COMMON STOCKS
(Cost: $32,286,581)		37,286,712

Security	Shares	Value
PREFERRED STOCKS — 5.01%

BIOTECHNOLOGY — 0.33%
Biotest AG, Preference Shares	4,800	$132,967

		132,967
CONSTRUCTION MATERIALS — 0.22%
STO SE & Co. KGaA, Preference Shares	617	87,549

		87,549
HEALTH CARE EQUIPMENT & SUPPLIES — 2.63%
Draegerwerk AG & Co. KGaA, Preference Shares	1,844	196,959
Sartorius AG, Preference Shares[a]	8,631	856,210

		1,053,169
MACHINERY — 1.24%
Jungheinrich AG, Preference Shares	11,648	493,346

		493,346
ROAD & RAIL — 0.59%
Sixt SE, Preference Shares	4,046	236,907

		236,907

TOTAL PREFERRED STOCKS
(Cost: $1,505,607)		2,003,938

SHORT-TERM INVESTMENTS — 23.06%

MONEY MARKET FUNDS — 23.06%
BlackRock Cash Funds: Institutional, SL Agency Shares 1.32%[d,e,f]	9,217,379	9,220,145
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	9,923	9,923

		9,230,068

TOTAL SHORT-TERM INVESTMENTS
(Cost: $9,229,462)		9,230,068

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY SMALL-CAP ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 121.23%
(Cost: $43,021,650)[g]	$48,520,718
Other Assets, Less Liabilities — (21.23)%	(8,495,954)

NET ASSETS — 100.00%	$40,024,764

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Non-income earning security.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $43,421,273. The net unrealized appreciation was $5,099,445, of which $6,714,237 represented gross unrealized appreciation on investments and $1,614,792 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,045,500	7,171,879	[b]	—	9,217,379	$9,220,145	$396	$606	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	16,538	—		(6,615)[b]	9,923	9,923	1	—	116

						$9,230,068	$397	$606	$116

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$37,286,712	$—	$—	$37,286,712
Preferred stocks	2,003,938	—	—	2,003,938
Money market funds	9,230,068	—	—	9,230,068

Total	$48,520,718	$—	$—	$48,520,718

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.80%

AIRLINES — 4.34%
Ryanair Holdings PLC ADR[a]	25,893	$2,944,035

		2,944,035
BANKS — 5.80%
Bank of Ireland Group PLC[a]	367,172	3,055,714
Permanent TSB Group Holdings PLC[a]	425,296	884,354

		3,940,068
BEVERAGES — 2.34%
C&C Group PLC	442,358	1,586,698

		1,586,698
BUILDING PRODUCTS — 4.53%
Kingspan Group PLC	79,582	3,074,987

		3,074,987
CONSTRUCTION MATERIALS — 22.74%
CRH PLC	442,658	15,438,303

		15,438,303
CONTAINERS & PACKAGING — 4.61%
Smurfit Kappa Group PLC	102,661	3,126,403

		3,126,403
DIVERSIFIED FINANCIAL SERVICES — 0.19%
IFG Group PLC	61,761	129,967

		129,967
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.25%
Green REIT PLC	1,022,867	1,751,164
Hibernia REIT PLC	1,049,137	1,781,171
Irish Residential Properties REIT PLC	861,443	1,387,749

		4,920,084
FOOD & STAPLES RETAILING — 0.74%
Total Produce PLC	196,237	505,108

		505,108
FOOD PRODUCTS — 21.23%
Glanbia PLC	153,684	2,870,450
Kerry Group PLC Class A	109,980	10,228,977
Origin Enterprises PLC	171,801	1,311,311

		14,410,738
HEALTH CARE PROVIDERS & SERVICES — 4.23%
UDG Healthcare PLC	266,473	2,873,955

		2,873,955

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 9.77%
Dalata Hotel Group PLC[a]	295,009	$1,724,920
Paddy Power Betfair PLC	55,901	4,904,133

		6,629,053
INSURANCE — 0.24%
FBD Holdings PLC[a]	16,622	163,036

		163,036
INTERNET SOFTWARE & SERVICES — 0.28%
Datalex PLC	42,995	191,841

		191,841
LIFE SCIENCES TOOLS & SERVICES — 4.81%
ICON PLC[a]	28,803	3,265,972

		3,265,972
MARINE — 2.55%
Irish Continental Group PLC	259,352	1,732,890

		1,732,890
PROFESSIONAL SERVICES — 0.15%
CPL Resources PLC[a]	14,460	100,570

		100,570
SPECIALTY RETAIL — 0.21%
Applegreen PLC	22,270	145,622

		145,622
TRADING COMPANIES & DISTRIBUTORS — 3.79%
Grafton Group PLC	253,778	2,570,265

		2,570,265

TOTAL COMMON STOCKS
(Cost: $65,145,759)		67,749,595

SHORT-TERM INVESTMENTS — 0.01%

MONEY MARKET FUNDS — 0.01%
BlackRock Cash Funds: Treasury, SL Agency Shares 0.96%[b,c]	6,869	6,869

		6,869

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,869)		6,869

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI IRELAND CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.81%	$67,756,464
(Cost: $65,152,628)[d]
Other Assets, Less Liabilities — 0.19%	126,332

NET ASSETS — 100.00%	$67,882,796

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $65,861,112. The net unrealized appreciation was $1,895,352, of which $8,923,777 represented gross unrealized appreciation on investments and $7,028,425 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	1,230	5,639	[b]	—	6,869	$6,869	$—	$—	$172	[c]

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$67,749,595	$—	$—	$67,749,595
Money market funds	6,869	—	—	6,869

Total	$67,756,464	$—	$—	$67,756,464

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.73%

AIR FREIGHT & LOGISTICS — 1.92%
Freightways Ltd.	595,886	$3,371,511

		3,371,511
AIRLINES — 3.21%
Air New Zealand Ltd.	2,207,736	5,644,815

		5,644,815
CONSTRUCTION MATERIALS — 8.08%
Fletcher Building Ltd.	2,431,191	14,208,347

		14,208,347
DIVERSIFIED TELECOMMUNICATION SERVICES — 12.75%
Chorus Ltd.	1,551,243	4,444,001
Spark New Zealand Ltd.	6,410,365	17,974,170

		22,418,171
ELECTRIC UTILITIES — 14.00%
Contact Energy Ltd.	2,491,817	9,958,288
Genesis Energy Ltd.	1,988,951	3,497,115
Infratil Ltd.	2,073,537	4,677,962
Mercury NZ Ltd.	2,631,080	6,482,265

		24,615,630
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 8.49%
Argosy Property Ltd.	3,244,120	2,451,228
Goodman Property Trust	4,024,764	3,689,646
Kiwi Property Group Ltd.	5,245,881	5,072,085
Precinct Properties New Zealand Ltd.	4,071,636	3,718,035

		14,930,994
FOOD PRODUCTS — 4.37%
a2 Milk Co. Ltd.[a,b]	1,932,791	7,682,671

		7,682,671
HEALTH CARE EQUIPMENT & SUPPLIES — 9.53%
Fisher & Paykel Healthcare Corp. Ltd.	1,986,650	16,746,812

		16,746,812
HEALTH CARE PROVIDERS & SERVICES — 7.55%
Metlifecare Ltd.	576,311	2,517,799
Ryman Healthcare Ltd.	1,199,329	7,799,352
Summerset Group Holdings Ltd.	803,389	2,945,982

		13,263,133

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.58%
SKYCITY Entertainment Group Ltd.	2,312,359	$6,293,224

		6,293,224
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 4.60%
Meridian Energy Ltd.	3,825,405	8,082,278

		8,082,278
INTERNET & DIRECT MARKETING RETAIL — 2.87%
Trade Me Group Ltd.	1,512,343	5,036,601

		5,036,601
MEDIA — 1.71%
Sky Network Television Ltd.	1,480,489	3,011,327

		3,011,327
OIL, GAS & CONSUMABLE FUELS — 4.71%
New Zealand Refining Co. Ltd. (The)	734,772	1,331,397
Z Energy Ltd.	1,257,771	6,954,296

		8,285,693
SOFTWARE—3.13%
Xero Ltd.[a,b]	292,399	5,497,174

		5,497,174
TRANSPORTATION INFRASTRUCTURE — 9.23%
Auckland International Airport Ltd.	3,336,656	16,226,152

		16,226,152

TOTAL COMMON STOCKS
(Cost: $168,042,860)		175,314,533

SHORT-TERM INVESTMENTS — 2.42%

MONEY MARKET FUNDS — 2.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	4,229,991	4,231,260
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	28,361	28,361

		4,259,621

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,259,192)		4,259,621

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI NEW ZEALAND CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 102.15%
(Cost: $172,302,052)[f]	$179,574,154
Other Assets, Less Liabilities — (2.15)%	(3,783,861)

NET ASSETS — 100.00%	$175,790,293

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $173,753,388. The net unrealized appreciation was $5,820,766, of which $15,392,074 represented gross unrealized appreciation on investments and $9,571,308 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	145,000	4,084,991	[b]	—	4,229,991	$4,231,260	$(244)	$429	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	48,547	—		(20,186)[b]	28,361	28,361	1	—	699

						$4,259,621	$(243)	$429	$699

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$175,314,533	$—	$—	$175,314,533
Money market funds	4,259,621	—	—	4,259,621

Total	$179,574,154	$—	$—	$179,574,154

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.77%

AIRLINES — 0.61%
Norwegian Air Shuttle ASA[a,b]	7,960	$197,981

		197,981
AUTO COMPONENTS — 0.48%
Kongsberg Automotive ASA[a]	151,765	155,084

		155,084
BANKS — 16.76%
DNB ASA	223,081	4,344,142
Norwegian Finans Holding ASA[a]	25,965	305,378
Skandiabanken ASA[c]	17,149	176,343
Sparebank 1 Nord Norge	31,846	251,744
SpareBank 1 SMN	36,856	386,095

		5,463,702
BIOTECHNOLOGY — 0.28%
Nordic Nanovector ASA[a,b]	8,742	92,029

		92,029
CHEMICALS — 5.52%
Borregaard ASA	29,651	344,919
Yara International ASA	35,624	1,452,919

		1,797,838
CONSUMER FINANCE — 0.30%
B2Holding ASA[b]	43,347	98,062

		98,062
DIVERSIFIED FINANCIAL SERVICES — 0.82%
Aker ASA Class A	7,431	267,445

		267,445
DIVERSIFIED TELECOMMUNICATION SERVICES — 10.53%
Telenor ASA	169,971	3,432,257

		3,432,257
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.36%
IDEX ASA[a]	127,165	117,360

		117,360
ENERGY EQUIPMENT & SERVICES — 7.20%
Akastor ASA[a,b]	66,158	130,108
Aker Solutions ASA[a]	44,732	208,658
BW Offshore Ltd.[a,b]	21,346	69,966
Ocean Yield ASA[b]	19,216	168,575
Petroleum Geo-Services ASA[a,b]	93,050	175,339
Seadrill Ltd.[a,b]	95,193	17,008

Security	Shares	Value
Subsea 7 SA	68,582	$984,673
TGS Nopec Geophysical Co. ASA	27,657	591,544

		2,345,871
FOOD PRODUCTS — 14.77%
Austevoll Seafood ASA	26,685	275,259
Bakkafrost P/F	10,647	495,683
Grieg Seafood ASA	11,296	111,801
Leroy Seafood Group ASA	82,754	548,867
Marine Harvest ASA	74,053	1,466,811
Norway Royal Salmon ASA	3,048	66,603
Orkla ASA	141,215	1,445,757
Salmar ASA	13,921	402,607

		4,813,388
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.47%
Scatec Solar ASA[c]	25,585	152,263

		152,263
INSURANCE — 6.38%
Gjensidige Forsikring ASA	51,537	899,596
Protector Forsikring ASA	19,017	190,663
Storebrand ASA	119,892	989,359

		2,079,618
INTERNET SOFTWARE & SERVICES — 0.46%
Gaming Innovation Group Inc.[a]	69,822	46,848
Opera Software ASA	33,590	103,622

		150,470
IT SERVICES — 0.96%
Atea ASA	23,666	311,801

		311,801
MACHINERY — 0.36%
Hexagon Composites ASA[a,b]	32,830	117,734

		117,734
MARINE — 1.67%
Golden Ocean Group Ltd.[a,b]	26,525	248,889
Stolt-Nielsen Ltd.[b]	9,051	135,535
Wallenius Wilhelmsen Logistics[a]	24,285	159,198

		543,622
MEDIA — 2.88%
Schibsted ASA	18,344	444,461
Schibsted ASA Class B	21,601	494,223

		938,684
METALS & MINING — 5.88%
Norsk Hydro ASA	266,405	1,917,605

		1,917,605

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2017

Security	Shares	Value
MULTILINE RETAIL — 0.52%
Europris ASA[c]	36,261	$170,588

		170,588
OIL, GAS & CONSUMABLE FUELS — 18.82%
Aker BP ASA	27,315	498,561
BW LPG Ltd.[b,c]	24,671	101,128
DNO ASA[a]	194,629	304,458
Frontline Ltd./Bermuda[b]	24,113	120,877
Hoegh LNG Holdings Ltd.	14,855	156,572
Statoil ASA	262,069	4,951,785

		6,133,381
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.69%
Entra ASA[c]	26,586	377,611
Norwegian Property ASA	66,668	82,265
Selvaag Bolig ASA	19,732	91,560

		551,436
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.87%
Nordic Semiconductor ASA[a,b]	37,671	193,685
REC Silicon ASA[a,b]	664,790	88,612

		282,297
SPECIALTY RETAIL — 0.83%
XXL ASA[b,c]	26,964	269,472

		269,472
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
Thin Film Electronics ASA[a,b]	276,004	113,526

		113,526

TOTAL COMMON STOCKS
(Cost: $33,036,536)		32,513,514

SHORT-TERM INVESTMENTS — 5.72%

MONEY MARKET FUNDS — 5.72%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	1,857,569	1,858,127
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	6,181	6,181

		1,864,308

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,864,097)		1,864,308

Value
TOTAL INVESTMENTS IN SECURITIES — 105.49%
(Cost: $34,900,633)[g]	$34,377,822
Other Assets, Less Liabilities — (5.49)%	(1,788,703)

NET ASSETS — 100.00%	$32,589,119

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $36,286,986. The net unrealized depreciation was $1,909,164, of which $3,417,658 represented gross unrealized appreciation on investments and $5,326,822 represented gross unrealized depreciation on investments.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI NORWAY CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,690,510	—	(832,941)[b]	1,857,569	$1,858,127	$296	$211	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	15,071	—	(8,890)[b]	6,181	6,181	1	—	116

					$1,864,308	$297	$211	$116

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$32,513,514	$—	$—	$32,513,514
Money market funds	1,864,308	—	—	1,864,308

Total	$34,377,822	$—	$—	$34,377,822

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$57,845,929	$41,512,196	$33,792,188
Affiliated (Note 2)	1,260,815	1,715,476	9,229,462

Total cost of investments in securities	$59,106,744	$43,227,672	$43,021,650

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$66,946,113	$45,515,707	$39,290,650
Affiliated (Note 2)	1,260,972	1,715,457	9,230,068
Foreign currency, at value[b]	45,571	14,000	625,493
Cash	—	9,683	—
Receivables:
Investment securities sold	467,135	344,695	286,005
Dividends and interest	3,250	942	19,225
Capital shares sold	—	—	2,836,267
Tax reclaims	570,570	—	60,112
Foreign withholding tax claims (Note 7)	—	357,144	—

Total Assets	69,293,611	47,957,628	52,347,820

LIABILITIES
Payables:
Investment securities purchased	444,440	322,466	3,066,016
Collateral for securities on loan (Note 1)	1,252,066	1,709,087	9,219,144
Capital shares redeemed	—	—	20,641
IRS compliance fee for foreign withholding tax claims (Note 7)	—	99,047	—
Professional fees (Note 7)	—	53,550	—
Investment advisory fees (Note 2)	29,665	20,196	17,255

Total Liabilities	1,726,171	2,204,346	12,323,056

NET ASSETS	$67,567,440	$45,753,282	$40,024,764

Net assets consist of:
Paid-in capital	$61,059,972	$42,767,378	$35,301,106
Undistributed net investment income	137,060	385,875	82,292
Accumulated net realized loss	(2,774,455)	(1,425,636)	(861,038)
Net unrealized appreciation	9,144,863	4,025,665	5,502,404

NET ASSETS	$67,567,440	$45,753,282	$40,024,764

Shares outstanding[c]	1,000,000	1,150,000	700,000

Net asset value per share	$67.57	$39.79	$57.18

[a]	Securities on loan with values of $1,215,836, $1,644,030 and $9,017,826, respectively. See Note 1.
[b]	Cost of foreign currency: $45,296, $13,711 and $625,249, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$65,145,759	$168,042,860	$33,036,536
Affiliated (Note 2)	6,869	4,259,192	1,864,097

Total cost of investments in securities	$65,152,628	$172,302,052	$34,900,633

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$67,749,595	$175,314,533	$32,513,514
Affiliated (Note 2)	6,869	4,259,621	1,864,308
Foreign currency, at value[b]	80,817	219,801	33,261
Receivables:
Investment securities sold	1,934,608	2,695,061	528,990
Dividends	88,288	455,212	56,412
Tax reclaims	20,800	—	2,296

Total Assets	69,880,977	182,944,228	34,998,781

LIABILITIES
Payables:
Investment securities purchased	1,970,825	2,850,383	537,723
Collateral for securities on loan (Note 1)	—	4,231,074	1,857,620
Investment advisory fees (Note 2)	27,356	72,478	14,319

Total Liabilities	1,998,181	7,153,935	2,409,662

NET ASSETS	$67,882,796	$175,790,293	$32,589,119

Net assets consist of:
Paid-in capital	$71,880,923	$178,778,274	$37,487,766
Undistributed (distributions in excess of) net investment income	(47,518)	125,024	36,458
Accumulated net realized loss	(6,559,131)	(10,379,572)	(4,414,252)
Net unrealized appreciation (depreciation)	2,608,522	7,266,567	(520,853)

NET ASSETS	$67,882,796	$175,790,293	$32,589,119

Shares outstanding[c]	1,550,000	3,800,000	1,300,000

Net asset value per share	$43.80	$46.26	$25.07

[a]	Securities on loan with values of $ –-, $4,010,619 and $1,762,137, respectively. See Note 1.
[b]	Cost of foreign currency: $78,202, $223,489 and $31,433, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI Denmark Capped ETF	iShares MSCI Finland Capped ETF	iShares MSCI Germany Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,204,312	$1,246,881	$450,913
Dividends — affiliated (Note 2)	193	152	116
Securities lending income — affiliated — net (Note 2)	40,034	3,653	104,423
Payment from affiliate (Note 2)	—	9,683	—

Total investment income	1,244,539	1,260,369	555,452

EXPENSES
Investment advisory fees (Note 2)	300,693	195,087	146,091
Proxy fees	1,292	738	538
Professional fees (Note 7)	—	7,803	—

Total expenses	301,985	203,628	146,629

Net investment income	942,554	1,056,741	408,823

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,002,498)	(366,134)	141,446
Investments — affiliated (Note 2)	32	(65)	396
In-kind redemptions — unaffiliated	2,337,298	1,797,267	1,650,427
Foreign currency transactions	(2,962)	3,364	13,216
Realized gain distributions from affiliated funds	—	—	1

Net realized gain	1,331,870	1,434,432	1,805,486

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	11,506,397	4,967,126	5,152,655
Investments — affiliated (Note 2)	157	(19)	606
Translation of assets and liabilities in foreign currencies	40,913	23,027	3,857

Net change in unrealized appreciation/depreciation	11,547,467	4,990,134	5,157,118

Net realized and unrealized gain	12,879,337	6,424,566	6,962,604

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,821,891	$7,481,307	$7,371,427

[a]	Net of foreign withholding tax of $214,085, $ — and $59,218, respectively.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI Ireland Capped ETF	iShares MSCI New Zealand Capped ETF	iShares MSCI Norway Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,303,890	$7,338,178	$933,731
Dividends — affiliated (Note 2)	172	699	116
Securities lending income — affiliated — net (Note 2)	—	106,618	89,327

Total investment income	1,304,062	7,445,495	1,023,174

EXPENSES
Investment advisory fees (Note 2)	379,076	732,829	148,790
Proxy fees	1,482	3,313	578

Total expenses	380,558	736,142	149,368

Net investment income	923,504	6,709,353	873,806

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(1,164,055)	(506,589)	(1,456,232)
Investments — affiliated (Note 2)	—	(244)	296
In-kind redemptions — unaffiliated	3,399,707	11,852,436	1,303,581
Foreign currency transactions	3,120	(73,871)	(3,063)
Realized gain distributions from affiliated funds	—	1	1

Net realized gain (loss)	2,238,772	11,271,733	(155,417)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	2,936,992	(15,305,424)	6,347,056
Investments — affiliated (Note 2)	—	429	211
Translation of assets and liabilities in foreign currencies	3,928	(5,970)	2,400

Net change in unrealized appreciation/depreciation	2,940,920	(15,310,965)	6,349,667

Net realized and unrealized gain (loss)	5,179,692	(4,039,232)	6,194,250

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,103,196	$2,670,121	$7,068,056

[a]	Net of foreign withholding tax of $31,008, $1,253,274 and $220,700, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI Denmark Capped ETF		iShares MSCI Finland Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$942,554	$1,036,603	$1,056,741	$1,308,115
Net realized gain (loss)	1,331,870	(2,617,069)	1,434,432	(752,842)
Net change in unrealized appreciation/depreciation	11,547,467	2,613,857	4,990,134	2,795,142

Net increase in net assets resulting from operations	13,821,891	1,033,391	7,481,307	3,350,415

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(836,072)	(947,962)	(1,105,599)	(966,760)

Total distributions to shareholders	(836,072)	(947,962)	(1,105,599)	(966,760)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	18,534,807	123,953,924	16,349,774	21,961,223
Cost of shares redeemed	(11,881,614)	(124,704,602)	(15,140,002)	(9,664,730)

Net increase (decrease) in net assets from capital share transactions	6,653,193	(750,678)	1,209,772	12,296,493

INCREASE (DECREASE) IN NET ASSETS	19,639,012	(665,249)	7,585,480	14,680,148

NET ASSETS
Beginning of year	47,928,428	48,593,677	38,167,802	23,487,654

End of year	$67,567,440	$47,928,428	$45,753,282	$38,167,802

Undistributed net investment income included in net assets at end of year	$137,060	$33,540	$385,875	$333,509

SHARES ISSUED AND REDEEMED
Shares sold	350,000	2,250,000	450,000	700,000
Shares redeemed	(200,000)	(2,300,000)	(450,000)	(300,000)

Net increase (decrease) in shares outstanding	150,000	(50,000)	—	400,000

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Germany Small-Cap ETF		iShares MSCI Ireland Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$408,823	$436,772	$923,504	$1,989,541
Net realized gain (loss)	1,805,486	(377,777)	2,238,772	5,580,001
Net change in unrealized appreciation/depreciation	5,157,118	2,073,010	2,940,920	(12,385,602)

Net increase (decrease) in net assets resulting from operations	7,371,427	2,132,005	6,103,196	(4,816,060)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(381,496)	(399,725)	(871,114)	(2,173,143)

Total distributions to shareholders	(381,496)	(399,725)	(871,114)	(2,173,143)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,661,561	—	—	17,760,405
Cost of shares redeemed	(7,405,237)	(3,976,338)	(61,944,840)	(63,671,347)

Net increase (decrease) in net assets from capital share transactions	9,256,324	(3,976,338)	(61,944,840)	(45,910,942)

INCREASE (DECREASE) IN NET ASSETS	16,246,255	(2,244,058)	(56,712,758)	(52,900,145)

NET ASSETS
Beginning of year	23,778,509	26,022,567	124,595,554	177,495,699

End of year	$40,024,764	$23,778,509	$67,882,796	$124,595,554

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$82,292	$32,354	$(47,518)	$(178,384)

SHARES ISSUED AND REDEEMED
Shares sold	300,000	—	—	450,000
Shares redeemed	(150,000)	(100,000)	(1,650,000)	(1,650,000)

Net increase (decrease) in shares outstanding	150,000	(100,000)	(1,650,000)	(1,200,000)

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI New Zealand Capped ETF		iShares MSCI Norway Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$6,709,353	$2,724,579	$873,806	$754,477
Net realized gain (loss)	11,271,733	211,233	(155,417)	(5,819,203)
Net change in unrealized appreciation/depreciation	(15,310,965)	33,175,736	6,349,667	4,969,829

Net increase (decrease) in net assets resulting from operations	2,670,121	36,111,548	7,068,056	(94,897)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(6,894,546)	(2,843,446)	(906,184)	(742,180)

Total distributions to shareholders	(6,894,546)	(2,843,446)	(906,184)	(742,180)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	73,025,811	92,950,854	8,971,994	12,537,865
Cost of shares redeemed	(64,193,780)	(19,380,405)	(9,006,484)	(15,833,684)

Net increase (decrease) in net assets from capital share transactions	8,832,031	73,570,449	(34,490)	(3,295,819)

INCREASE (DECREASE) IN NET ASSETS	4,607,606	106,838,551	6,127,382	(4,132,896)

NET ASSETS
Beginning of year	171,182,687	64,344,136	26,461,737	30,594,633

End of year	$175,790,293	$171,182,687	$32,589,119	$26,461,737

Undistributed net investment income included in net assets at end of year	$125,024	$3,514	$36,458	$71,337

SHARES ISSUED AND REDEEMED
Shares sold	1,650,000	2,200,000	400,000	600,000
Shares redeemed	(1,500,000)	(550,000)	(400,000)	(800,000)

Net increase (decrease) in shares outstanding	150,000	1,650,000	—	(200,000)

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Denmark Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$56.39	$53.99	$50.53	$37.64	$29.32

Income from investment operations:
Net investment income[a]	0.94	0.76	0.84	0.65	0.33
Net realized and unrealized gain[b]	11.07	2.27	3.43	12.66	8.40

Total from investment operations	12.01	3.03	4.27	13.31	8.73

Less distributions from:
Net investment income	(0.83)	(0.63)	(0.81)	(0.42)	(0.41)

Total distributions	(0.83)	(0.63)	(0.81)	(0.42)	(0.41)

Net asset value, end of year	$67.57	$56.39	$53.99	$50.53	$37.64

Total return	21.43%	5.63%	8.43%	35.33%	29.94%

Ratios/Supplemental data:
Net assets, end of year (000s)	$67,567	$47,928	$48,594	$60,635	$9,410
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	1.66%	1.38%	1.62%	1.32%	0.96%
Portfolio turnover rate[c]	14%	40%	9%	9%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Finland Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$33.19	$31.32	$34.52	$27.57	$22.10

Income from investment operations:
Net investment income[a]	1.02	1.51 [b]	0.56	1.72	0.90
Net realized and unrealized gain (loss)[c]	6.74	1.13	(3.25)	6.37	5.47

Total from investment operations	7.76	2.64	(2.69)	8.09	6.37

Less distributions from:
Net investment income	(1.16)	(0.77)	(0.51)	(1.14)	(0.90)

Total distributions	(1.16)	(0.77)	(0.51)	(1.14)	(0.90)

Net asset value, end of year	$39.79	$33.19	$31.32	$34.52	$27.57

Total return	23.32%	8.60%[b]	(7.90)%	29.25%	29.10%

Ratios/Supplemental data:
Net assets, end of year (000s)	$45,753	$38,168	$23,488	$36,246	$9,651
Ratio of expenses to average net assets	0.55%	0.72%	0.53%	0.53%	0.53%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 7)	0.53%	0.53%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.84%	4.72%[b]	1.68%	4.95%	3.38%
Portfolio turnover rate[d]	12%	21%	12%	14%	12%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the one-time, positive effect of foreign withholding tax claims, net of the associated IRS compliance fees and professional fees (See Note 7), which resulted in the following increases:

•	Net investment income per share by $0.42
•	Total return by 1.05%
•	Ratio of net investment income to average net assets by 1.32%

[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Germany Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$43.23	$40.03	$38.93	$34.54	$26.69

Income from investment operations:
Net investment income[a]	0.78	0.71	0.53	0.70	0.67
Net realized and unrealized gain[b]	13.87	3.16	1.26	4.26	7.81

Total from investment operations	14.65	3.87	1.79	4.96	8.48

Less distributions from:
Net investment income	(0.70)	(0.67)	(0.69)	(0.57)	(0.63)

Total distributions	(0.70)	(0.67)	(0.69)	(0.57)	(0.63)

Net asset value, end of year	$57.18	$43.23	$40.03	$38.93	$34.54

Total return	34.12%	9.72%	4.61%	14.21%	31.93%

Ratios/Supplemental data:
Net assets, end of year (000s)	$40,025	$23,779	$26,023	$36,983	$10,363
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	1.65%	1.73%	1.36%	1.72%	2.09%
Portfolio turnover rate[c]	14%	12%	18%	15%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Ireland Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$38.94	$40.34	$35.27	$31.16	$20.90

Income from investment operations:
Net investment income[a]	0.47	0.49	0.52 [b]	0.47	0.56
Net realized and unrealized gain (loss)[c]	4.94	(1.33)	5.43	4.32	10.06

Total from investment operations	5.41	(0.84)	5.95	4.79	10.62

Less distributions from:
Net investment income	(0.55)	(0.56)	(0.62)	(0.68)	(0.36)
Net realized gain	—	—	(0.26)	—	—

Total distributions	(0.55)	(0.56)	(0.88)	(0.68)	(0.36)

Net asset value, end of year	$43.80	$38.94	$40.34	$35.27	$31.16

Total return	13.99%	(2.12)%	17.10%	15.45%	51.07%

Ratios/Supplemental data:
Net assets, end of year (000s)	$67,883	$124,596	$177,496	$126,979	$84,121
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.19%	1.27%	1.41%[b]	1.30%	2.03%
Portfolio turnover rate[d]	14%	31%	26%	31%	29%

[a]	Based on average shares outstanding throughout each period.
[b]	Includes a special distribution from Paddy Power PLC. Excluding such special distribution, the net investment income would have been $0.34 per share and 0.94% of average net assets.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI New Zealand Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$46.90	$32.17	$40.88	$34.14	$31.12

Income from investment operations:
Net investment income[a]	1.96	1.21	1.87	1.68	1.45
Net realized and unrealized gain (loss)[b]	(0.39)	14.76	(8.57)	6.78	3.23

Total from investment operations	1.57	15.97	(6.70)	8.46	4.68

Less distributions from:
Net investment income	(2.21)	(1.24)	(2.01)	(1.72)	(1.66)

Total distributions	(2.21)	(1.24)	(2.01)	(1.72)	(1.66)

Net asset value, end of year	$46.26	$46.90	$32.17	$40.88	$34.14

Total return	3.95%	50.49%	(17.01)%	25.02%	15.15%

Ratios/Supplemental data:
Net assets, end of year (000s)	$175,790	$171,183	$64,344	$159,446	$145,081
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	4.45%	3.05%	4.83%	4.17%	4.07%
Portfolio turnover rate[c]	9%	11%	14%	20%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Norway Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$20.36	$20.40	$31.83	$28.33	$27.37

Income from investment operations:
Net investment income[a]	0.69	0.64	0.64	1.09	0.92
Net realized and unrealized gain (loss)[b]	4.70	(0.06)	(11.49)	3.43	0.85

Total from investment operations	5.39	0.58	(10.85)	4.52	1.77

Less distributions from:
Net investment income	(0.68)	(0.62)	(0.58)	(1.02)	(0.81)

Total distributions	(0.68)	(0.62)	(0.58)	(1.02)	(0.81)

Net asset value, end of year	$25.07	$20.36	$20.40	$31.83	$28.33

Total return	27.10%	2.89%	(34.32)%	15.91%	6.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$32,589	$26,462	$30,595	$22,280	$11,331
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets	3.11%	3.23%	2.60%	3.48%	3.16%
Portfolio turnover rate[c]	10%	19%	14%	12%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Denmark Capped	Non-diversified
MSCI Finland Capped	Non-diversified
MSCI Germany Small-Cap	Diversified
MSCI Ireland Capped	Non-diversified
MSCI New Zealand Capped	Non-diversified
MSCI Norway Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Denmark Capped
Citigroup Global Markets Inc.	$190,004	$190,004	$—
Credit Suisse Securities (USA) LLC	25,547	25,547	—
Deutsche Bank Securities Inc.	203,705	203,705	—
Morgan Stanley & Co. LLC	568,981	568,981	—
State Street Bank & Trust Company	135,677	135,677	—
UBS AG	91,922	91,922	—

	$1,215,836	$1,215,836	$—

MSCI Finland Capped
Credit Suisse Securities (USA) LLC	$380,251	$380,251	$—
HSBC Bank PLC	938,811	938,811	—
Morgan Stanley & Co. LLC	324,968	324,968	—

	$1,644,030	$1,644,030	$—

MSCI Germany Small-Cap
Citigroup Global Markets Inc.	$1,442,132	$1,359,401	$(82,731)
Credit Suisse Securities (USA) LLC	49,983	49,983	—
Deutsche Bank Securities Inc.	229,210	229,210	—
Goldman Sachs & Co.	4,055,232	4,055,232	—
HSBC Bank PLC	12,008	12,008	—
JPMorgan Securities LLC	220,941	220,941	—
Merrill Lynch, Pierce, Fenner & Smith	380,908	380,908	—
Morgan Stanley & Co. LLC	781,922	781,922	—
State Street Bank & Trust Company	604,589	604,589	—
UBS AG	1,137,256	1,137,256	—
UBS Securities LLC	103,645	103,645	—

	$9,017,826	$8,935,095	$(82,731)

MSCI New Zealand Capped
Deutsche Bank Securities Inc.	$2,141,336	$2,141,336	$—
Goldman Sachs & Co.	413,606	413,606	—
Macquarie Bank Limited	263,204	263,204	—
UBS Securities LLC	1,192,473	1,192,473	—

	$4,010,619	$4,010,619	$—

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Norway Capped
Citigroup Global Markets Inc.	$601,146	$601,146	$—
Credit Suisse Securities (USA) LLC	107,147	107,147	—
Goldman Sachs & Co.	49,102	49,102	—
HSBC Bank PLC	13,001	13,001	—
JPMorgan Securities LLC	206,618	206,618	—
Merrill Lynch, Pierce, Fenner & Smith	98,062	98,062	—
Morgan Stanley & Co. LLC	561,757	561,757	—
Nomura Securities International Inc.	2,228	2,228	—
Scotia Capital (USA) Inc.	42,465	42,465	—
State Street Bank & Trust Company	69,998	69,998	—
UBS AG	10,613	10,613	—

	$1,762,137	$1,762,137	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Denmark Capped	0.53%
MSCI Finland Capped	0.53
MSCI Germany Small-Cap	0.59
MSCI Norway Capped	0.53

For its investment advisory services to each of the iShares MSCI Ireland Capped and iShares MSCI New Zealand Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Denmark Capped	$9,247
MSCI Finland Capped	1,024
MSCI Germany Small-Cap	25,936
MSCI New Zealand Capped	27,167
MSCI Norway Capped	20,029

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

The iShares MSCI Finland Capped ETF received a payment from BTC to compensate for forgone securities lending revenue. The payment is reported in the Fund’s statement of operations under “Payment from affiliate”.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark Capped	$2,616,047	$651,042
MSCI Finland Capped	27,234	619,394
MSCI Germany Small-Cap	359,013	—
MSCI Ireland Capped	263,653	1,201,293
MSCI Norway Capped	487,263	512,077

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Denmark Capped	$7,851,692	$7,887,821
MSCI Finland Capped	4,462,040	4,339,465
MSCI Germany Small-Cap	6,340,225	3,454,704
MSCI Ireland Capped	10,895,349	11,095,238
MSCI New Zealand Capped	15,384,522	13,574,530
MSCI Norway Capped	2,921,183	2,800,903

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Denmark Capped	$17,240,500	$10,646,657
MSCI Finland Capped	16,201,739	14,958,611
MSCI Germany Small-Cap	13,481,083	7,249,803
MSCI Ireland Capped	—	61,805,919
MSCI New Zealand Capped	70,480,899	64,073,774
MSCI Norway Capped	8,855,463	8,995,726

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to passive foreign investment companies, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Denmark Capped	$1,933,635	$(2,962)	$(1,930,673)
MSCI Finland Capped	1,232,641	101,224	(1,333,865)
MSCI Germany Small-Cap	1,574,306	22,611	(1,596,917)
MSCI Ireland Capped	2,678,446	78,476	(2,756,922)
MSCI New Zealand Capped	10,663,039	306,703	(10,969,742)
MSCI Norway Capped	(81,588)	(2,501)	84,089

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Denmark Capped
Ordinary income	$836,072	$947,962

MSCI Finland Capped
Ordinary income	$1,105,599	$966,760

MSCI Germany Small-Cap
Ordinary income	$381,496	$399,725

MSCI Ireland Capped
Ordinary income	$871,114	$2,173,143

MSCI New Zealand Capped
Ordinary income	$6,894,546	$2,843,446

MSCI Norway Capped
Ordinary income	$906,184	$742,180

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Denmark Capped	$137,060	$(2,001,523)	$8,371,931	$6,507,468
MSCI Finland Capped	204,351	(685,174)	3,466,727	2,985,904
MSCI Germany Small-Cap	117,105	(503,164)	5,109,717	4,723,658
MSCI Ireland Capped	237,729	(6,135,894)	1,900,038	(3,998,127)
MSCI New Zealand Capped	303,083	(9,106,295)	5,815,231	(2,987,981)
MSCI Norway Capped	37,466	(3,028,907)	(1,907,206)	(4,898,647)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the foreign withholding tax reclaims and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI Denmark Capped	$2,001,523
MSCI Finland Capped	685,174
MSCI Germany Small-Cap	503,164
MSCI Ireland Capped	6,135,894
MSCI New Zealand Capped	9,106,295
MSCI Norway Capped	3,028,907

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Finland Capped ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Fund, under the approval of the Board, plans to seek a closing agreement with the Internal Revenue Service (“IRS”) to address any prior years’ U.S. income tax liabilities attributable to Fund shareholders resulting from the recovery of foreign taxes. The closing agreement would result in the Fund paying a compliance fee to the IRS, on behalf of its shareholders, representing the estimated tax savings generated from foreign tax credits claimed by Fund shareholders on their tax returns in prior years. The Fund has accrued an estimated liability for the IRS compliance fee related to foreign withholding tax claims, which is disclosed in the statement of assets and liabilities. The actual IRS compliance fee may differ from the estimate and that difference may be material.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF,

iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF,

iShares MSCI New Zealand Capped ETF and iShares MSCI Norway Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF, iShares MSCI Ireland Capped ETF, iShares MSCI New Zealand Capped ETF and iShares MSCI Norway Capped ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	61

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI Denmark Capped	$1,418,900
MSCI Finland Capped	1,227,900
MSCI Germany Small-Cap	488,118
MSCI Ireland Capped	1,118,534
MSCI New Zealand Capped	8,079,565
MSCI Norway Capped	1,107,649

For the fiscal year ended August 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI Denmark Capped	$1,418,397	$214,080
MSCI Finland Capped	1,246,881	—
MSCI Germany Small-Cap	510,131	59,025
MSCI Ireland Capped	1,334,898	31,008
MSCI New Zealand Capped	8,591,452	1,253,083
MSCI Norway Capped	1,154,431	220,700

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI Denmark Capped ETF, iShares MSCI Finland Capped ETF, iShares MSCI Germany Small-Cap ETF and iShares MSCI Norway Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board

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Board Review and Approval of Investment Advisory

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pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Ireland Capped ETF and iShares MSCI New Zealand Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

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iSHARES® TRUST

Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Funds to provide for an additional breakpoint as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	69

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI Finland Capped	$1.161193	$—	$—	$1.161193	100%	—%	—%	100%
MSCI Germany Small-Cap	0.703009	—	—	0.703009	100	—	—	100
MSCI New Zealand Capped	2.210109	—	—	2.210109	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI Denmark Capped ETF

Period Covered: January 25, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	3	0.22
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	24	1.75
Greater than 0.5% and Less than 1.0%	190	13.89
Greater than 0.0% and Less than 0.5%	597	43.65
At NAV	20	1.46
Less than 0.0% and Greater than –0.5%	416	30.42
Less than –0.5% and Greater than –1.0%	79	5.77
Less than –1.0% and Greater than –1.5%	23	1.68
Less than –1.5% and Greater than –2.0%	6	0.44
Less than –2.0%	1	0.07

	1,368	100.00%

iShares MSCI Finland Capped ETF

Period Covered: January 25, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.15%
Greater than 2.0% and Less than 2.5%	2	0.15
Greater than 1.5% and Less than 2.0%	10	0.73
Greater than 1.0% and Less than 1.5%	32	2.34
Greater than 0.5% and Less than 1.0%	186	13.60
Greater than 0.0% and Less than 0.5%	591	43.20
At NAV	12	0.88
Less than 0.0% and Greater than –0.5%	424	30.99
Less than –0.5% and Greater than –1.0%	82	5.99
Less than –1.0% and Greater than –1.5%	20	1.46
Less than –1.5% and Greater than –2.0%	3	0.22
Less than –2.0%	4	0.29

	1,368	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Germany Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	1	0.07%
Greater than 2.0% and Less than 2.5%	1	0.07
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	25	1.83
Greater than 0.5% and Less than 1.0%	156	11.40
Greater than 0.0% and Less than 0.5%	552	40.36
At NAV	21	1.54
Less than 0.0% and Greater than –0.5%	494	36.11
Less than –0.5% and Greater than –1.0%	94	6.87
Less than –1.0% and Greater than –1.5%	14	1.02
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	2	0.15

	1,368	100.00%

iShares MSCI Ireland Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	1	0.07%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	3	0.22
Greater than 2.0% and Less than 2.5%	27	1.95
Greater than 1.5% and Less than 2.0%	134	9.69
Greater than 1.0% and Less than 1.5%	307	22.20
Greater than 0.5% and Less than 1.0%	250	18.08
Greater than 0.0% and Less than 0.5%	241	17.43
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	329	23.79
Less than –0.5% and Greater than –1.0%	61	4.41
Less than –1.0% and Greater than –1.5%	7	0.51
Less than –1.5% and Greater than –2.0%	5	0.36
Less than –2.0% and Greater than –2.5%	2	0.14
Less than –2.5%	1	0.07

	1,383	100.00%

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI New Zealand Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	2	0.14%
Greater than 1.5% and Less than 2.0%	7	0.51
Greater than 1.0% and Less than 1.5%	29	2.10
Greater than 0.5% and Less than 1.0%	158	11.42
Greater than 0.0% and Less than 0.5%	539	38.98
At NAV	17	1.23
Less than 0.0% and Greater than –0.5%	454	32.83
Less than –0.5% and Greater than –1.0%	140	10.12
Less than –1.0% and Greater than –1.5%	27	1.95
Less than –1.5% and Greater than –2.0%	6	0.43
Less than –2.0% and Greater than –2.5%	3	0.22
Less than –2.5% and Greater than –3.0%	1	0.07

	1,383	100.00%

iShares MSCI Norway Capped ETF

Period Covered: January 23, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	4	0.29%
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	15	1.09
Greater than 1.0% and Less than 1.5%	42	3.07
Greater than 0.5% and Less than 1.0%	204	14.89
Greater than 0.0% and Less than 0.5%	500	36.51
At NAV	15	1.09
Less than 0.0% and Greater than –0.5%	403	29.42
Less than –0.5% and Greater than –1.0%	119	8.69
Less than –1.0% and Greater than –1.5%	43	3.14
Less than –1.5% and Greater than –2.0%	15	1.09
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	2	0.14

	1,370	100.00%

SUPPLEMENTAL INFORMATION	73

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	77

Notes:

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-808-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI India ETF | INDA | BATS
➢	iShares MSCI India Small-Cap ETF | SMIN | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.27%	16.14%	17.46%	16.27%	16.14%	17.46%
5 Years	9.63%	9.55%	10.34%	58.33%	57.81%	63.58%
Since Inception	6.16%	6.09%	6.87%	39.59%	39.08%	44.84%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/2/12. The first day of secondary market trading was 2/3/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,158.30	$3.70	$1,000.00	$1,021.80	$3.47	0.68%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® MSCI INDIA ETF

The iShares MSCI India ETF (the “Fund”) seeks to track the investment results of an index composed of Indian equities, as represented by the MSCI India Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.27%, net of fees, while the total return for the Index was 17.46%.

The rate of India’s economic growth declined during the reporting period as falling investments, a decline in consumer spending, and a contraction in the manufacturing sector contributed to the weakness in the Indian economy. Nonetheless, the stock market in India reached all-time highs during the reporting period amid government-driven economic reforms, including the implementation of a new goods and services tax and a demonetization campaign. Additionally, the stock market benefited from India’s central bank implementing two interest rate reductions to stimulate economic activity.

The financials sector, the largest sector in the Index, representing about 22% of the Index on average during the reporting period, contributed the most to the Index’s return. The banks industry was the most significant contributor to performance in the financials sector, benefiting from consolidation within the industry.

The energy sector also contributed meaningfully to the Index’s performance for the reporting period, helped primarily by the oil, gas, and consumable fuels industry. Other contributors to the Index’s return included the materials, consumer staples, industrials, and consumer discretionary sectors.

In contrast, the healthcare sector was the only sector to detract from the Index’s performance for the reporting period, largely due to weakness among pharmaceuticals companies amid a challenging pricing environment.

The Indian rupee, which appreciated approximately 4% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance as returns on Indian investments were higher when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	24.97%
Information Technology	13.83
Energy	12.11
Consumer Discretionary	12.00
Materials	10.38
Consumer Staples	9.24
Health Care	6.36
Industrials	6.09
Telecommunication Services	3.03
Utilities	1.99

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Housing Development Finance Corp. Ltd.	9.55%
Reliance Industries Ltd.	7.38
Infosys Ltd.	5.99
Tata Consultancy Services Ltd.	4.08
ITC Ltd.	3.41
Axis Bank Ltd.	2.98
Maruti Suzuki India Ltd.	2.90
Hindustan Unilever Ltd.	2.82
ICICI Bank Ltd.	2.52
Yes Bank Ltd.	2.13

TOTAL	43.76%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI INDIA SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	29.97%	30.31%	31.61%	29.97%	30.31%	31.61%
5 Years	18.20%	18.04%	19.10%	130.73%	129.21%	139.63%
Since Inception	12.73%	12.74%	13.44%	94.79%	94.88%	101.65%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 2/8/12. The first day of secondary market trading was 2/9/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 10 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,201.50	$4.16	$1,000.00	$1,021.40	$3.82	0.75%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 10 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

The iShares MSCI India Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Indian equities, as represented by the MSCI India Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 29.97%, net of fees, while the total return for the Index was 31.61%.

The rate of India’s economic growth declined during the reporting period as falling investments, a decline in consumer spending, and a contraction in the manufacturing sector contributed to the weakness in the Indian economy. Nonetheless, the stock market in India reached all-time highs during the reporting period amid government-driven economic reforms, including the implementation of a new goods and services tax (“GST”) and a demonetization campaign. Additionally, the stock market benefited from India’s central bank implementing two interest rate reductions to stimulate economic activity.

The financials sector, which represented about 19% of the Index on average during the reporting period, contributed the most to the Index’s return, largely due to strength in the diversified financials industry. The industry benefited from robust returns for investment banking and brokerage stocks. In addition, small-capitalization banks helped the Index’s performance amid consolidation within the industry. The consumer discretionary sector also contributed significantly to the Index’s return, primarily due to the autos and components industry, which benefited from improved sales amid lower prices following the implementation of the GST.

In contrast, the telecommunication services sector was the only sector to detract from the Index’s performance for the reporting period. Telecommunication services stocks faced significant competition, narrowing profit margins, and substantial debt levels.

The Indian rupee, which appreciated approximately 4% relative to the U.S. dollar for the reporting period, contributed to the Index’s performance as returns on Indian investments were higher when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Discretionary	21.46%
Financials	20.53
Industrials	15.91
Materials	12.47
Health Care	8.49
Information Technology	7.04
Utilities	5.47
Consumer Staples	3.76
Real Estate	2.58
Telecommunication Services	1.15
Energy	1.14

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Federal Bank Ltd.	2.37%
Page Industries Ltd.	1.48
L&T Finance Holdings Ltd.	1.33
Edelweiss Financial Services Ltd.	1.25
Crompton Greaves Consumer Electricals Ltd.	1.25
Reliance Capital Ltd.	1.24
Vakrangee Ltd.	1.24
Max Financial Services Ltd.	1.20
Dewan Housing Finance Corp. Ltd.	1.08
IIFL Holdings Ltd.	1.05

TOTAL	13.49%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments

iSHARES® MSCI INDIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.95%

AUTO COMPONENTS — 1.69%
Bharat Forge Ltd.	1,254,767	$22,136,857
Bosch Ltd.	87,753	30,181,774
Motherson Sumi Systems Ltd.	7,563,720	36,454,226

		88,772,857
AUTOMOBILES — 8.65%
Bajaj Auto Ltd.	1,005,061	44,250,119
Hero Motocorp Ltd.	597,951	37,369,219
Mahindra & Mahindra Ltd.	4,463,016	93,887,316
Maruti Suzuki India Ltd.	1,266,214	152,523,066
Tata Motors Ltd.[a]	18,934,103	111,529,081
Tata Motors Ltd. Class Aa	4,567,884	15,630,897

		455,189,698
BANKS — 9.60%
Axis Bank Ltd.	20,053,652	156,959,694
ICICI Bank Ltd.	28,378,215	132,310,703
IDFC Bank Ltd.	16,277,061	13,966,044
State Bank of India	20,675,746	89,833,036
Yes Bank Ltd.	4,091,082	112,189,770

		505,259,247
BEVERAGES — 0.53%
United Spirits Ltd.[a]	696,258	27,696,204

		27,696,204
CHEMICALS — 2.24%
Asian Paints Ltd.	3,446,347	62,998,045
UPL Ltd.	4,250,060	55,051,911

		118,049,956
CONSTRUCTION & ENGINEERING — 1.92%
Larsen & Toubro Ltd.	5,698,397	101,289,981

		101,289,981
CONSTRUCTION MATERIALS — 4.06%
ACC Ltd.	539,880	15,203,754
Ambuja Cements Ltd.	7,134,744	31,289,577
Grasim Industries Ltd.	3,935,853	73,586,853
Shree Cement Ltd.	100,165	27,563,130
Ultratech Cement Ltd.	1,051,977	65,830,997

		213,474,311
CONSUMER FINANCE — 1.99%
Bajaj Finance Ltd.	1,975,628	55,069,263
Mahindra & Mahindra Financial Services Ltd.	3,338,151	22,323,531

Security	Shares	Value
Shriram Transport Finance Co. Ltd.	1,766,519	$27,219,198

		104,611,992
DIVERSIFIED FINANCIAL SERVICES — 1.00%
Aditya Birla Capital Ltd.[a]	5,577,196	16,186,919
Power Finance Corp. Ltd.	7,589,929	14,496,863
Rural Electrification Corp. Ltd.	8,279,186	21,829,167

		52,512,949
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.74%
Bharti Infratel Ltd.	6,645,660	39,005,126

		39,005,126
ELECTRIC UTILITIES — 0.31%
Tata Power Co. Ltd.	13,283,309	16,467,451

		16,467,451
ELECTRICAL EQUIPMENT — 0.70%
Bharat Heavy Electricals Ltd.	7,036,397	14,188,093
Havells India Ltd.	2,993,748	22,870,055

		37,058,148
FOOD PRODUCTS — 0.59%
Nestle India Ltd.	277,150	30,873,928

		30,873,928
GAS UTILITIES — 0.68%
GAIL (India) Ltd.	6,076,976	35,962,067

		35,962,067
HEALTH CARE PROVIDERS & SERVICES — 0.32%
Apollo Hospitals Enterprise Ltd.[a]	999,884	16,933,176

		16,933,176
HOUSEHOLD PRODUCTS — 2.82%
Hindustan Unilever Ltd.	7,775,819	148,367,144

		148,367,144
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.99%
NTPC Ltd.	19,750,440	52,136,441

		52,136,441
INDUSTRIAL CONGLOMERATES — 0.33%
Siemens Ltd.	853,127	17,148,952

		17,148,952
INSURANCE — 0.75%
Bajaj Finserv Ltd.	457,444	39,377,340

		39,377,340
IT SERVICES — 13.83%
HCL Technologies Ltd.	6,829,520	92,443,775
Infosys Ltd.	22,006,286	314,966,883

CONSOLIDATED SCHEDULES OF INVESTMENTS	11

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2017

Security	Shares	Value
Tata Consultancy Services Ltd.	5,502,103	$214,859,697
Tech Mahindra Ltd.	5,596,253	37,481,252
Wipro Ltd.	14,556,559	68,107,650

		727,859,257
MACHINERY — 1.93%
Ashok Leyland Ltd.	13,634,725	22,843,182
Eicher Motors Ltd.	159,720	78,580,079

		101,423,261
MEDIA — 0.98%
Zee Entertainment Enterprises Ltd.	6,326,564	51,413,151

		51,413,151
METALS & MINING — 4.07%
Hindalco Industries Ltd.	13,970,406	52,012,380
JSW Steel Ltd.	10,132,819	40,324,425
Tata Steel Ltd.	3,605,839	35,989,998
Vedanta Ltd.	17,810,477	86,062,558

		214,389,361
OIL, GAS & CONSUMABLE FUELS — 12.10%
Bharat Petroleum Corp. Ltd.	9,092,895	75,245,170
Coal India Ltd.	8,178,115	30,370,689
Hindustan Petroleum Corp. Ltd.	7,300,185	55,768,099
Indian Oil Corp. Ltd.	6,978,973	49,640,625
Oil & Natural Gas Corp. Ltd.	15,370,109	37,736,277
Reliance Industries Ltd.	15,564,070	388,211,563

		636,972,423
PERSONAL PRODUCTS — 1.89%
Dabur India Ltd.	6,329,370	31,198,212
Godrej Consumer Products Ltd.	2,855,496	41,510,528
Marico Ltd.	5,409,294	26,692,664

		99,401,404
PHARMACEUTICALS — 6.03%
Aurobindo Pharma Ltd.	3,153,851	35,780,771
Cadila Healthcare Ltd.	2,452,458	19,181,932
Cipla Ltd.	4,143,067	37,064,901
Dr. Reddy’s Laboratories Ltd.	1,369,052	43,279,830
Glenmark Pharmaceuticals Ltd.	1,656,105	15,779,645
Lupin Ltd.	2,649,658	40,596,899
Piramal Enterprises Ltd.	930,040	39,480,644
Sun Pharmaceuticals Industries Ltd.	11,493,289	86,505,872

		317,670,494
ROAD & RAIL — 0.19%
Container Corp. of India Ltd.	496,382	10,248,913

		10,248,913

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.68%
Titan Co. Ltd.	3,721,583	$35,925,598

		35,925,598
THRIFTS & MORTGAGE FINANCE — 11.63%
Housing Development Finance Corp. Ltd.	18,071,259	502,310,396
Indiabulls Housing Finance Ltd.	3,806,655	72,380,111
LIC Housing Finance Ltd.	3,566,111	37,590,565

		612,281,072
TOBACCO — 3.41%
ITC Ltd.	40,676,503	179,596,686

		179,596,686
TRANSPORTATION INFRASTRUCTURE — 1.01%
Adani Ports & Special Economic Zone Ltd.	8,680,976	53,361,326

		53,361,326
WIRELESS TELECOMMUNICATION SERVICES — 2.29%
Bharti Airtel Ltd.	14,362,049	96,089,605
Idea Cellular Ltd.	17,272,997	24,493,801

		120,583,406

TOTAL COMMON STOCKS
(Cost: $4,190,906,426)		5,261,313,320

SHORT-TERM INVESTMENTS — 0.38%

MONEY MARKET FUNDS — 0.38%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	20,118,019	20,118,019

		20,118,019

TOTAL SHORT-TERM INVESTMENTS
(Cost: $20,118,019)		20,118,019

TOTAL INVESTMENTS IN SECURITIES — 100.33%
(Cost: $4,211,024,445)[d]		5,281,431,339
Other Assets, Less Liabilities — (0.33)%		(17,612,826)

NET ASSETS — 100.00%		$5,263,818,513

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,414,639,737. Net unrealized appreciation was $866,791,602, of which $1,251,733,654 represented gross unrealized appreciation on investments and $384,942,052 represented gross unrealized depreciation on investments.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	20,118,019	[b]	—	20,118,019	$20,118,019	$314	$—	$40,503

[a]	Includes realized capital gain distribultions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$5,245,126,401	$16,186,919	$—	$5,261,313,320
Money market funds	20,118,019	—	—	20,118,019

Total	$5,265,244,420	$16,186,919	$—	$5,281,431,339

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	13

Consolidated Schedule of Investments

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.95%

AIR FREIGHT & LOGISTICS — 0.43%
Allcargo Logistics Ltd.	97,811	$256,361
Blue Dart Express Ltd.	9,505	632,656

		889,017
AIRLINES — 0.49%
Jet Airways India Ltd.[a]	45,061	407,779
SpiceJet Ltd.[a]	288,675	590,886

		998,665
AUTO COMPONENTS — 5.59%
Apollo Tyres Ltd.	457,727	1,814,404
Asahi India Glass Ltd.	117,181	683,092
Balkrishna Industries Ltd.	77,341	1,897,162
Ceat Ltd.	36,462	972,890
Endurance Technologies Ltd.[b]	56,159	876,125
Exide Industries Ltd.	406,875	1,252,902
JK Tyre & Industries Ltd.	108,313	249,831
Mahindra CIE Automotive Ltd.[a]	151,756	571,522
Sundram Fasteners Ltd.	101,073	641,605
Tube Investments of India Ltd.	143,201	1,776,845
WABCO India Ltd.	9,118	782,970

		11,519,348
AUTOMOBILES — 1.04%
TVS Motor Co. Ltd.	227,840	2,151,651

		2,151,651
BANKS — 6.21%
Allahabad Bank[a]	313,992	340,141
Andhra Bank	270,115	221,201
Canara Bank Ltd.	238,672	1,268,474
DCB Bank Ltd.	301,124	865,317
Federal Bank Ltd.	2,877,103	4,876,465
Jammu & Kashmir Bank Ltd. (The)	389,099	482,370
Karnataka Bank Ltd. (The)	277,281	657,133
Karur Vysya Bank Ltd. (The)	488,136	1,086,592
Oriental Bank of Commerce[a]	137,327	272,071
RBL Bank Ltd.[b]	180,215	1,535,286
Syndicate Bank[a]	274,031	276,705
Union Bank of India[a]	274,405	585,071
Vijaya Bank	302,600	322,594

		12,789,420
BIOTECHNOLOGY — 0.74%
Biocon Ltd.	288,627	1,521,555

		1,521,555

Security	Shares	Value
BUILDING PRODUCTS — 2.16%
Astral Polytechnik Ltd.	57,572	$618,217
Blue Star Ltd.	46,102	551,194
Cera Sanitaryware Ltd.	9,377	422,335
Kajaria Ceramics Ltd.	127,092	1,395,350
Sintex Plastics Technology Ltd.[a]	679,857	1,097,002
Somany Ceramics Ltd.	29,548	367,696

		4,451,794
CAPITAL MARKETS — 5.41%
BSE Ltd.	25,937	394,900
Care Ratings Ltd.	41,281	957,371
CRISIL Ltd.	35,600	1,053,667
Edelweiss Financial Services Ltd.	667,589	2,582,059
IIFL Holdings Ltd.	222,767	2,163,333
Indiabulls Ventures Ltd.	220,638	758,110
JM Financial Ltd.	381,481	800,841
Motilal Oswal Financial Services Ltd.	68,975	1,320,399
Multi Commodity Exchange of India Ltd.	34,730	571,261
PTC India Financial Services Ltd.	305,181	181,888
Tata Investment Corp. Ltd.	26,344	349,461

		11,133,290
CHEMICALS — 6.96%
Aarti Industries[a]	39,475	536,090
Advanced Enzyme Technologies Ltd.[a]	54,290	244,757
Akzo Nobel India Ltd.	18,691	531,232
Atul Ltd.	14,286	488,050
BASF India Ltd.	20,834	493,064
Bayer CropScience Ltd./India	16,910	1,057,459
Coromandel International Ltd.	139,908	969,105
Dhanuka Agritech Ltd.	23,407	251,769
EID Parry India Ltd.	109,439	554,246
Finolex Industries Ltd.	59,803	571,684
Godrej Industries Ltd.	134,301	1,286,470
Gujarat Fluorochemicals Ltd.[a]	52,854	591,780
Gujarat Narmada Valley Fertilizers & Chemicals Ltd.	118,538	557,679
Kansai Nerolac Paints Ltd.	258,278	2,054,871
Monsanto India Ltd.	8,307	322,268
PI Industries Ltd.	109,826	1,239,889
Rallis India Ltd.	92,649	329,283
SH Kelkar & Co. Ltd.[b]	34,977	130,139
Sharda Cropchem Ltd.	43,076	298,881

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Supreme Industries Ltd.	76,184	$1,431,945
Vinati Organics Ltd.	24,653	395,327

		14,335,988
COMMUNICATIONS EQUIPMENT — 0.32%
Sterlite Technologies Ltd.	192,215	663,907

		663,907
CONSTRUCTION & ENGINEERING — 4.80%
Ashoka Buildcon Ltd.	89,178	272,655
Dilip Buildcon Ltd.[a],b	65,930	622,984
Engineers India Ltd.	323,950	788,005
Gayatri Projects Ltd.	178,398	492,277
GE Power India Ltd.	32,129	332,768
GMR Infrastructure Ltd.[a]	4,221,982	1,135,967
Hindustan Construction Co. Ltd.[a]	1,012,198	549,434
IRB Infrastructure Developers Ltd.	315,555	1,056,848
Kalpataru Power Transmission Ltd.	73,247	421,370
KEC International Ltd.	123,969	606,210
NCC Ltd./India	723,663	955,431
PNC Infratech Ltd.	122,286	263,027
Sadbhav Engineering Ltd.	167,418	758,440
Voltas Ltd.	198,405	1,628,643

		9,884,059
CONSTRUCTION MATERIALS — 3.59%
Birla Corp. Ltd.	37,130	563,401
Century Textiles & Industries Ltd.	53,578	1,039,146
Dalmia Bharat Ltd.[a]	42,809	1,816,894
HeidelbergCement India Ltd.[a]	107,591	207,688
India Cements Ltd. (The)	338,427	942,336
JK Cement Ltd.	33,719	530,157
JK Lakshmi Cement Ltd.	59,244	394,381
Orient Cement Ltd.	99,769	237,927
Prism Cement Ltd.[a]	243,011	417,207
Ramco Cements Ltd. (The)	114,098	1,232,966

		7,382,103
CONSUMER FINANCE — 2.62%
Bharat Financial Inclusion Ltd.[a]	52,609	723,673
Manappuram Finance Ltd.	826,553	1,283,928
Muthoot Finance Ltd.	192,062	1,430,860
Repco Home Finance Ltd.	61,403	624,056
Sundaram Finance Ltd.	53,222	1,332,793

		5,395,310
CONTAINERS & PACKAGING — 0.32%
Essel Propack Ltd.	75,027	317,590

Security	Shares	Value
HSIL Ltd.	57,583	$351,211

		668,801
DIVERSIFIED FINANCIAL SERVICES — 3.02%
IFCI Ltd.[a]	1,169,807	437,354
L&T Finance Holdings Ltd.	871,755	2,731,468
Reliance Capital Ltd.	202,119	2,546,159
SREI Infrastructure Finance Ltd.	253,231	508,037

		6,223,018
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.80%
Himachal Futuristic Communications Ltd.[a]	873,446	245,257
Tata Communications Ltd.	137,149	1,398,603

		1,643,860
ELECTRIC UTILITIES — 2.92%
Adani Transmissions Ltd.[a]	528,736	1,050,834
CESC Ltd.	132,432	2,104,162
Reliance Infrastructure Ltd.	262,817	2,093,656
Torrent Power Ltd.	231,037	759,507

		6,008,159
ELECTRICAL EQUIPMENT — 2.59%
Amara Raja Batteries Ltd.	40,706	495,562
CG Power and Industrial Solutions Ltd.[a]	750,425	943,222
Finolex Cables Ltd.	137,861	1,159,908
GE T&D India Ltd.	123,084	786,721
Schneider Electric Infrastructure Ltd.[a]	94,696	182,352
Suzlon Energy Ltd.[a]	4,589,080	1,170,130
V-Guard Industries Ltd.	203,993	594,017

		5,331,912
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.58%
Redington India Ltd.	519,373	1,204,061

		1,204,061
FOOD PRODUCTS — 2.30%
Avanti Feeds Ltd.	21,846	631,343
Balrampur Chini Mills Ltd.	235,680	633,199
Kaveri Seed Co. Ltd.	55,416	482,242
KRBL Ltd.[a]	94,474	695,924
McLeod Russel India Ltd.	86,508	238,172
Tata Global Beverages Ltd.	592,611	1,835,505
Zydus Wellness Ltd.	15,575	211,650

		4,728,035

CONSOLIDATED SCHEDULES OF INVESTMENTS	15

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
GAS UTILITIES — 1.16%
Gujarat Gas Ltd.	66,186	$806,537
Gujarat State Petronet Ltd.	270,131	807,102
Mahanagar Gas Ltd.	47,526	776,051

		2,389,690
HEALTH CARE PROVIDERS & SERVICES — 0.71%
Dr Lal PathLabs Ltd.[b]	33,440	424,079
Max India Ltd.[a]	262,628	574,135
Narayana Hrudayalaya Ltd.[a]	98,492	458,901

		1,457,115
HOTELS, RESTAURANTS & LEISURE — 2.70%
Cox & Kings Ltd.	159,125	655,903
Delta Corp. Ltd.	127,448	387,370
EIH Ltd.	286,775	603,371
Indian Hotels Co. Ltd. (The)	790,647	1,469,950
Jubilant Foodworks Ltd.	65,949	1,438,625
Mahindra Holidays & Resorts India Ltd.	64,100	360,878
Thomas Cook India Ltd.	176,290	634,549

		5,550,646
HOUSEHOLD DURABLES — 2.83%
Bajaj Electricals Ltd.	48,327	263,157
Crompton Greaves Consumer Electricals Ltd.	751,872	2,577,544
Johnson Controls-Hitachi Air Conditioning India Ltd.	12,994	403,716
LA Opala RG Ltd.	27,056	204,127
Symphony Ltd.	33,630	664,617
TTK Prestige Ltd.	5,595	548,059
Videocon Industries Ltd.[a]	138,405	39,621
Whirlpool of India Ltd.[a]	60,787	1,124,050

		5,824,891
HOUSEHOLD PRODUCTS — 0.42%
Eveready Industries India Ltd.[a]	71,783	341,082
Jyothy Laboratories Ltd.	87,611	525,587

		866,669
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.14%
Adani Power Ltd.[a]	1,842,167	961,049
PTC India Ltd.	356,712	667,375
Reliance Power Ltd.[a]	1,123,484	710,896

		2,339,320

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 0.40%
Jaiprakash Associates Ltd.[a]	2,195,934	$820,990

		820,990
INSURANCE — 1.20%
Max Financial Services Ltd.	261,838	2,463,912

		2,463,912
INTERNET & DIRECT MARKETING RETAIL — 0.29%
Infibeam Incorporation Ltd.	258,240	604,534

		604,534
INTERNET SOFTWARE & SERVICES — 1.09%
Info Edge India Ltd.	121,129	1,823,295
Just Dial Ltd.[a]	70,009	428,533

		2,251,828
IT SERVICES — 4.23%
eClerx Services Ltd.	39,835	787,680
Hexaware Technologies Ltd.	178,182	761,492
Larsen & Toubro Infotech Ltd.[b]	68,333	806,137
MindTree Ltd.	201,478	1,452,946
Mphasis Ltd.	168,210	1,602,733
Persistent Systems Ltd.	78,520	764,488
Vakrangee Ltd.	317,463	2,542,634

		8,718,110
LIFE SCIENCES TOOLS & SERVICES — 1.20%
Dishman Pharmaceuticals & Chemicals Ltd.	39,481	186,022
Divi’s Laboratories Ltd.[a]	159,183	1,734,108
Syngene International Ltd.[b]	80,117	558,584

		2,478,714
MACHINERY — 3.54%
AIA Engineering Ltd.	75,383	1,546,073
BEML Ltd.	20,060	553,338
Carborundum Universal Ltd.	90,968	502,751
Escorts Ltd.	110,494	1,118,832
Force Motors Ltd.[a]	6,334	381,108
Greaves Cotton Ltd.	116,323	280,316
ISGEC Heavy Engineering Ltd.	3,542	333,975
Jain Irrigation Systems Ltd.	580,529	894,955
Lakshmi Machine Works Ltd.	5,266	502,598
Thermax Ltd.	57,283	796,704
Timken India Ltd.	32,930	370,710

		7,281,360
MARINE — 0.17%
Shipping Corp. of India Ltd.[a]	222,767	348,301

		348,301

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
MEDIA — 1.75%
Chennai Super Kings Cricket Ltd.	206,787	$7,278
Dish TV India Ltd.[a]	640,090	796,029
Inox Leisure Ltd.[a]	86,419	334,314
Jagran Prakashan Ltd.[a]	170,778	476,860
Navneet Education Ltd.	111,428	286,387
PVR Ltd.	46,811	967,652
SITI Networks Ltd.[a]	519,048	202,581
TV18 Broadcast Ltd.[a]	895,648	534,506

		3,605,607
METALS & MINING — 1.27%
Jindal Steel & Power Ltd.[a]	640,292	1,373,208
MOIL Ltd.	63,546	359,051
National Aluminium Co. Ltd.	774,080	874,872

		2,607,131
MULTILINE RETAIL — 1.03%
Future Retail Ltd.[a]	226,416	1,895,411
Shoppers Stop Ltd.	39,872	224,664

		2,120,075
OIL, GAS & CONSUMABLE FUELS — 1.14%
Aegis Logistics Ltd.	161,129	478,021
Chennai Petroleum Corp. Ltd.	71,912	504,358
Great Eastern Shipping Co. Ltd. (The)	163,095	1,017,331
Gujarat Mineral Development Corp. Ltd.	154,059	341,972

		2,341,682
PAPER & FOREST PRODUCTS — 0.33%
Century Plyboards India Ltd.	107,204	423,609
Greenply Industries Ltd.	59,401	254,650

		678,259
PERSONAL PRODUCTS — 0.85%
Bajaj Corp. Ltd.	103,543	642,869
Gillette India Ltd.	12,994	1,097,105

		1,739,974
PHARMACEUTICALS — 5.83%
Ajanta Pharma Ltd.	42,097	786,245
Alembic Pharmaceuticals Ltd.	90,624	736,177
FDC Ltd./India	84,906	218,553
Granules India Ltd.	106,655	213,056
Ipca Laboratories Ltd.	88,506	577,891
JB Chemicals & Pharmaceuticals Ltd.	40,997	176,619
Jubilant Life Sciences Ltd.	143,228	1,574,189

Security	Shares	Value
Laurus Labs Ltd.[b]	74,052	$610,881
Marksans Pharma Ltd.	406,552	253,752
Natco Pharma Ltd.	156,327	1,758,262
Pfizer Ltd./India	21,992	625,689
Sanofi India Ltd.	11,036	699,074
Sequent Scientific Ltd.[a]	172,215	320,312
Shilpa Medicare Ltd.	48,293	453,873
Strides Shasun Ltd.	87,487	1,238,822
Sun Pharma Advanced Research Co. Ltd.[a]	123,820	748,426
Suven Life Sciences Ltd.	88,644	226,858
Unichem Laboratories Ltd.	71,347	272,938
Wockhardt Ltd.	55,542	521,698

		12,013,315
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.58%
Godrej Properties Ltd.[a]	103,685	939,918
Housing Development & Infrastructure Ltd.[a]	521,407	506,512
Indiabulls Real Estate Ltd.[a]	332,173	1,215,389
Oberoi Realty Ltd.[a]	203,543	1,213,115
Prestige Estates Projects Ltd.[a]	224,814	963,244
Sobha Ltd.	77,408	476,366

		5,314,544
ROAD & RAIL — 0.11%
VRL Logistics Ltd.	43,973	233,842

		233,842
SOFTWARE — 0.79%
KPIT Technologies Ltd.	277,489	505,916
NIIT Technologies Ltd.	60,386	470,940
Tata Elxsi Ltd.	14,976	384,168
Zensar Technologies Ltd.	21,360	265,437

		1,626,461
SPECIALTY RETAIL — 0.79%
Future Lifestyle Fashions Ltd.	75,739	426,820
PC Jeweller Ltd.	215,287	1,197,568

		1,624,388
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.01%
Ricoh India Ltd.[a]	9,870	29,868

		29,868
TEXTILES, APPAREL & LUXURY GOODS — 5.43%
Aditya Birla Fashion and Retail Ltd.[a]	369,754	988,787
Arvind Ltd.	252,976	1,466,975
Bata India Ltd.	61,827	658,492

CONSOLIDATED SCHEDULES OF INVESTMENTS	17

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Himatsingka Seide Ltd.	47,775	$256,713
Indo Count Industries Ltd.	93,539	170,832
KPR Mill Ltd.	36,045	428,049
Page Industries Ltd.	10,949	3,039,857
Rajesh Exports Ltd.	147,562	1,717,387
Raymond Ltd.	52,935	643,530
SRF Ltd.	27,603	662,049
Vardhman Textiles Ltd.[a]	27,612	528,516
Welspun India Ltd.	503,830	611,205

		11,172,392
THRIFTS & MORTGAGE FINANCE — 2.06%
Can Fin Homes Ltd.	12,796	573,592
Dewan Housing Finance Corp. Ltd.	282,486	2,232,446
GRUH Finance Ltd.	175,686	1,433,081

		4,239,119
TOBACCO — 0.19%
Godfrey Phillips India Ltd.	24,997	399,905

		399,905
TRADING COMPANIES & DISTRIBUTORS — 0.64%
Adani Enterprises Ltd.	528,563	1,095,966
Kushal Tradelink Ltd.	120,935	229,569

		1,325,535
TRANSPORTATION INFRASTRUCTURE — 0.58%
Gateway Distriparks Ltd.	152,443	527,489
Gujarat Pipavav Port Ltd.	223,344	446,679
Navkar Corp. Ltd.[a,b]	67,907	210,011

		1,184,179

Security	Shares	Value
WATER UTILITIES — 0.25%
VA Tech Wabag Ltd.	53,548	$514,612

		514,612
WIRELESS TELECOMMUNICATION SERVICES — 0.35%
Reliance Communications Ltd.[a]	1,994,320	726,895

		726,895

TOTAL COMMON STOCKS
(Cost: $164,308,320)		205,817,816

TOTAL INVESTMENTS IN SECURITIES — 99.95%		205,817,816
(Cost: $164,308,320)[c]
Other Assets, Less Liabilities — 0.05%		96,499

NET ASSETS — 100.00%		$205,914,315

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $170,724,590. Net unrealized appreciation was $35,093,226, of which $45,390,877 represented gross unrealized appreciation on investments and $10,297,651 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	—	[b]	—	—	$—	$3	$—	$1,475

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Schedule of Investments  (Continued)

iSHARES® MSCI INDIA SMALL-CAP ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the consolidated schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$203,817,803	$2,000,013	$—	$205,817,816

Total	$203,817,803	$2,000,013	$—	$205,817,816

See notes to consolidated financial statements.

CONSOLIDATED SCHEDULES OF INVESTMENTS	19

Consolidated Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$4,190,906,426	$164,308,320
Affiliated (Note 2)	20,118,019	—

Total cost of investments in securities	$4,211,024,445	$164,308,320

Investments in securities, at fair value (Note 1):
Unaffiliated	$5,261,313,320	$205,817,816
Affiliated (Note 2)	20,118,019	—
Foreign currency, at value[a]	1,836	66,768
Cash	2,494,292	537,048
Receivables:
Investment securities sold	66,571,610	745,365
Dividends and interest	2,283,844	80,200

Total Assets	5,352,782,921	207,247,197

LIABILITIES
Payables:
Investment securities purchased	2,370,993	647,165
Capital shares redeemed	68,328,116	—
Deferred foreign capital gains taxes (Note 1)	15,374,744	554,959
Investment advisory fees (Note 2)	2,890,555	130,758

Total Liabilities	88,964,408	1,332,882

NET ASSETS	$5,263,818,513	$205,914,315

Net assets consist of:
Paid-in capital	$4,631,968,251	$174,047,768
Undistributed net investment income	37,335,755	952,486
Accumulated net realized loss	(460,520,687)	(10,040,084)
Net unrealized appreciation	1,055,035,194	40,954,145

NET ASSETS	$5,263,818,513	$205,914,315

Shares outstanding[b]	153,900,000	4,450,000

Net asset value per share	$34.20	$46.27

[a]	Cost of foreign currency: $1,836 and $66,692, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to consolidated financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI India ETF	iShares MSCI India Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated	$69,029,800	$1,187,935
Dividends — affiliated (Note 2)	40,503	1,475
Miscellaneous income	4,750	—

Total investment income	69,075,053	1,189,410

EXPENSES
Investment advisory fees (Note 2)	28,822,712	912,540
Mauritius income taxes (Note 1)	1,505,182	9,456
Proxy fees	107,719	3,625

Total expenses	30,435,613	925,621

Net investment income	38,639,440	263,789

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(59,941,069)	(918,396)
Foreign currency transactions	(442,358)	(70,012)
Realized gain distributions from affiliated funds	314	3

Net realized loss	(60,383,113)	(988,405)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[a]	743,661,651	29,505,313
Translation of assets and liabilities in foreign currencies	251,329	(104)

Net change in unrealized appreciation/depreciation	743,912,980	29,505,209

Net realized and unrealized gain	683,529,867	28,516,804

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$722,169,307	$28,780,593

[a]	Net of deferred foreign capital gains taxes of $15,374,744 and $554,959, respectively.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL STATEMENTS	21

Consolidated Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI India ETF		iShares MSCI India Small-Cap ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$38,639,440	$27,962,063	$263,789	$145,001
Net realized loss	(60,383,113)	(189,404,289)	(988,405)	(3,611,870)
Net change in unrealized appreciation/depreciation	743,912,980	397,184,729	29,505,209	9,981,771

Net increase in net assets resulting from operations	722,169,307	235,742,503	28,780,593	6,514,902

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(29,566,139)	(47,587,162)	(864,605)	(1,347,936)

Total distributions to shareholders	(29,566,139)	(47,587,162)	(864,605)	(1,347,936)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	622,514,334	700,911,673	133,691,005	18,237,854
Cost of shares redeemed	(163,551,270)	(360,176,432)	(20,517,976)	(21,453,214)

Net increase (decrease) in net assets from capital share transactions	458,963,064	340,735,241	113,173,029	(3,215,360)

INCREASE IN NET ASSETS	1,151,566,232	528,890,582	141,089,017	1,951,606

NET ASSETS
Beginning of year	4,112,252,281	3,583,361,699	64,825,298	62,873,692

End of year	$5,263,818,513	$4,112,252,281	$205,914,315	$64,825,298

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$37,335,755	$6,057,574	$952,486	$(386,430)

SHARES ISSUED AND REDEEMED
Shares sold	20,450,000	25,000,000	3,150,000	550,000
Shares redeemed	(5,450,000)	(13,550,000)	(500,000)	(700,000)

Net increase (decrease) in shares outstanding	15,000,000	11,450,000	2,650,000	(150,000)

See notes to consolidated financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Consolidated Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$29.61	$28.12	$30.83	$20.48	$22.44

Income from investment operations:
Net investment income[a]	0.26	0.22	0.45	0.40	0.41
Net realized and unrealized gain (loss)[b]	4.53	1.64	(2.92)	10.12	(2.29)

Total from investment operations	4.79	1.86	(2.47)	10.52	(1.88)

Less distributions from:
Net investment income	(0.20)	(0.37)	(0.24)	(0.17)	(0.08)

Total distributions	(0.20)	(0.37)	(0.24)	(0.17)	(0.08)

Net asset value, end of year	$34.20	$29.61	$28.12	$30.83	$20.48

Total return	16.27%	6.73%	(8.05)%	51.61%	(8.47)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$5,263,819	$4,112,252	$3,583,362	$1,456,894	$206,812
Ratio of expenses to average net assets	0.68%	0.71%	0.68%	0.68%	0.67%
Ratio of net investment income to average net assets	0.87%	0.79%	1.47%	1.47%	1.69%
Portfolio turnover rate[c]	13%	25%	30%	22%	176%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 5%, 15%, 22%, 14% and 22%, respectively. See Note 4.

See notes to consolidated financial statements.

CONSOLIDATED FINANCIAL HIGHLIGHTS	23

Consolidated Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI India Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$36.01	$32.24	$31.44	$15.49	$21.19

Income from investment operations:
Net investment income[a]	0.09	0.07	0.21	0.26	0.21
Net realized and unrealized gain (loss)[b]	10.55	4.36	0.69	15.84	(5.59)

Total from investment operations	10.64	4.43	0.90	16.10	(5.38)

Less distributions from:
Net investment income	(0.38)	(0.66)	(0.10)	(0.15)	(0.32)

Total distributions	(0.38)	(0.66)	(0.10)	(0.15)	(0.32)

Net asset value, end of year	$46.27	$36.01	$32.24	$31.44	$15.49

Total return	29.97%	13.99%	2.87%	104.53%[c]	(25.98)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$205,914	$64,825	$62,874	$11,003	$2,324
Ratio of expenses to average net assets	0.75%	0.80%	0.74%	0.74%	0.74%
Ratio of net investment income to average net assets	0.21%	0.23%	0.62%	1.06%	0.92%
Portfolio turnover rate[d]	38%	53%	73%	54%	26%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 104.39%.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 22%, 25%, 61%, 28% and 26%, respectively. See Note 4.

See notes to consolidated financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These consolidated financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI India	Non-diversified
MSCI India Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Each Fund carries out its investment strategies by investing substantially all of its assets in a wholly-owned subsidiary in the Republic of Mauritius (each, a “Subsidiary”), which in turn, invests in securities that comprise the underlying index. The investment adviser of each Fund also serves as the investment adviser to each Subsidiary. Through this investment structure, each Fund expects to obtain certain benefits under a current tax treaty between Mauritius and India. The accompanying consolidated financial statements for each Fund include the accounts of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	25

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its consolidated schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their consolidated statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ consolidated statements of assets and liabilities.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	27

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

Each Fund conducts its investment activities in India through its Subsidiary and expects to obtain benefits under the Double Tax Avoidance Agreement (“DTAA”) between India and Mauritius. In order to be eligible to claim benefits under the DTAA, each Subsidiary must, on an annual basis, satisfy certain tests and conditions, including the establishment and maintenance of valid tax residence in Mauritius and related requirements. Each Fund has obtained a current tax residence certificate issued by the Mauritian Revenue Authorities.

Based upon current interpretation and practice of the current tax laws in India and Mauritius and the DTAA, each Subsidiary is subject to tax in Mauritius on its net income at the rate of 15%. However, a system of tax credits effectively reduces the Mauritius income tax rate to a maximum of 3%. Taxes on income, if any, are paid by the Subsidiary and are disclosed in the consolidated statements of operations. Any dividends paid by a Subsidiary to its Fund are not subject to tax in Mauritius. Each Subsidiary is currently exempt from tax in Mauritius on any gains from the sale of securities.

The DTAA provides that capital gains will be taxable in India with respect to the sale of shares acquired on or after April 1, 2017. Capital gains arising from shares acquired before April 1, 2017, regardless of when they are sold, will continue to be exempt from taxation under the amended DTAA, assuming requirements for eligibility under the DTAA are satisfied.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BlackRock Fund Advisors (“BFA”) manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock, Inc. (“BlackRock”). Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

Each Subsidiary has entered into a separate contract with BFA under which BFA provides investment advisory services to the Subsidiary but does not receive separate compensation from the Subsidiary for providing it with such services. Each Subsidiary has also entered into separate arrangements that provide for the provision of other services to the Subsidiary (including administrative, custody, transfer agency and other services), and BFA pays the costs and expenses related to the provision of those services.

For its investment advisory services to the iShares MSCI India ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund as follows:

Investment Advisory Fee	Average Daily Net Assets
0.6500%	First $4 billion
0.6175	Over $4 billion, up to and including $6 billion
0.5867	Over $6 billion, up to and including $8 billion[a]
0.5573	Over $8 billion[a]

[a]	Break level added or amended effective July 1, 2017.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

For its investment advisory services to the iShares MSCI India Small-Cap ETF, BFA is entitled to an annual investment advisory fee of 0.74%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund.

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the consolidated statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BlackRock Institutional Trust Company, N.A. and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI India	$1,045,094,190	$568,861,180
MSCI India Small-Cap	160,317,895	46,929,286

There were no in-kind transactions (see Note 4) for the year ended August 31, 2017.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the consolidated statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the consolidated statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	29

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its consolidated schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies and foreign currency transactions were reclassified to the following accounts:

iShares ETF	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI India	$22,204,880	$(22,204,880)
MSCI India Small-Cap	1,939,732	(1,939,732)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI India
Ordinary income	$29,566,139	$47,587,162

MSCI India Small-Cap
Ordinary income	$864,605	$1,347,936

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI India	$39,617,829	$(259,187,469)	$851,419,902	$631,850,262
MSCI India Small-Cap	2,246,099	(4,917,427)	34,537,875	31,866,547

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI India	$259,187,469
MSCI India Small-Cap	4,917,427

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	31

Notes to Consolidated Financial Statements  (Continued)

iSHARES® TRUST

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ consolidated financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the consolidated financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the consolidated financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI India ETF and iShares MSCI India Small-Cap ETF

In our opinion, the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of iShares MSCI India ETF and iShares MSCI India Small-Cap ETF and their subsidiaries (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These consolidated financial statements and consolidated financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33

Tax Information  (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI India	$91,047,854
MSCI India Small-Cap	2,471,092

For the fiscal year ended August 31, 2017, the Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI India	$91,676,731	$1,505,182
MSCI India Small-Cap	2,559,743	9,456

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI India ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	35

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	37

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI India Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	39

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining,

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	41

Supplemental Information  (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI India	$0.198713	$—	$—	$0.198713	100%	—%	—%	100%
MSCI India Small-Cap	0.333426	—	0.050843	0.384269	87	—	13	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI India ETF

Period Covered: February 2, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.0%	2	0.15%
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.44
Greater than 2.0% and Less than 2.5%	15	1.10
Greater than 1.5% and Less than 2.0%	33	2.42
Greater than 1.0% and Less than 1.5%	145	10.65
Greater than 0.5% and Less than 1.0%	281	20.63
Greater than 0.0% and Less than 0.5%	371	27.25
At NAV	4	0.29
Less than 0.0% and Greater than –0.5%	275	20.19
Less than –0.5% and Greater than –1.0%	143	10.50
Less than –1.0% and Greater than –1.5%	49	3.60
Less than –1.5% and Greater than –2.0%	20	1.47
Less than –2.0% and Greater than –2.5%	10	0.73
Less than –2.5% and Greater than –3.0%	5	0.37
Less than –3.0% and Greater than –3.5%	1	0.07

	1,362	100.00%

SUPPLEMENTAL INFORMATION	43

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI India Small-Cap ETF

Period Covered: February 8, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	5	0.37%
Greater than 4.0% and Less than 4.5%	4	0.29
Greater than 3.5% and Less than 4.0%	9	0.66
Greater than 3.0% and Less than 3.5%	9	0.66
Greater than 2.5% and Less than 3.0%	13	0.96
Greater than 2.0% and Less than 2.5%	38	2.80
Greater than 1.5% and Less than 2.0%	70	5.15
Greater than 1.0% and Less than 1.5%	141	10.38
Greater than 0.5% and Less than 1.0%	259	19.07
Greater than 0.0% and Less than 0.5%	278	20.48
At NAV	7	0.52
Less than 0.0% and Greater than –0.5%	222	16.35
Less than –0.5% and Greater than –1.0%	156	11.49
Less than –1.0% and Greater than –1.5%	91	6.70
Less than –1.5% and Greater than –2.0%	32	2.36
Less than –2.0% and Greater than –2.5%	11	0.81
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	3	0.22
Less than –3.5% and Greater than –4.0%	3	0.22
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5%	3	0.22

	1,358	100.00%

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).

Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).

Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	45

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	47

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes:

NOTES	49

Notes:

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-809-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Currency Hedged MSCI United Kingdom ETF | HEWU | NYSE Arca
➢	iShares MSCI United Kingdom ETF | EWU | NYSE Arca
➢	iShares MSCI United Kingdom Small-Cap ETF | EWUS | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.48%	13.42%	14.69%	13.48%	13.42%	14.69%
Since Inception	9.64%	9.66%	9.89%	22.17%	22.21%	22.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,043.50	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

The iShares Currency Hedged MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization United Kingdom equities while mitigating exposure to fluctuations between the value of the British pound and the U.S. dollar, as represented by the MSCI United Kingdom 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI United Kingdom ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.48%, net of fees, while the total return for the Index was 14.69%.

During the reporting period, economic growth in the U.K. was modest. Positive signs for the U.K. economy included an increase in manufacturing orders and a multi-decade low in the country’s unemployment rate. However, consumer spending slowed markedly during the reporting period, industrial production remained muted, and the construction industry declined. The Bank of England lowered interest rates early in the reporting period to stimulate economic growth but took no further actions as inflation rose above the central bank’s target rate.

Within the Index, the financials sector, which represented about 21% of the Index on average during the reporting period, contributed the most to the Index’s performance in U.S. dollar terms amid strength in U.K. banks and insurance companies. The materials sector also contributed significantly to the Index’s return, as the metals and mining industry benefited from a rebound in prices. The energy and consumer staples sectors also contributed to the Index’s return.

In contrast, the healthcare sector was the largest detractor from the Index’s return for the reporting period in U.S. dollar terms due to weakness among biotechnology and pharmaceuticals companies amid uncertainty about the regulatory repercussions of Brexit. The telecommunication services and utilities sectors also detracted from the Index’s performance.

In terms of currency performance, the British pound depreciated against the U.S. dollar by approximately 2% for the reporting period. Continued declines in investment flows in the wake of the vote to leave the European Union and an inconclusive Parliamentary election worked against the British pound.

The British pound’s negative performance meant hedging activity contributed to the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the British pound’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of U.K. equities measured in British pounds.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	22.17%
Consumer Staples	18.66
Energy	13.75
Health Care	9.82
Materials	9.04
Consumer Discretionary	8.18
Industrials	7.82
Telecommunication Services	4.53
Utilities	3.67
Real Estate	1.35
Information Technology	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

HSBC Holdings PLC	7.85%
British American Tobacco PLC	5.79
Royal Dutch Shell PLC Class A ADR	4.96
BP PLC	4.57
Royal Dutch Shell PLC Class B	4.22
GlaxoSmithKline PLC	3.93
Diageo PLC	3.40
Vodafone Group PLC	3.07
Unilever PLC	3.02
AstraZeneca PLC	3.00

TOTAL	43.81%

[1]	Table shown is for the iShares MSCI United Kingdom ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	11.60%	11.15%	12.09%	11.60%	11.15%	12.09%
5 Years	4.19%	4.12%	4.71%	22.78%	22.38%	25.87%
10 Years	0.23%	0.26%	0.77%	2.37%	2.63%	7.95%

GROWTH OF $10,000 INVESTMENT

(AT NET ASSET VALUE)

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,081.40	$2.57	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

The iShares MSCI United Kingdom ETF (the “Fund”) seeks to track the investment results of an index composed of U.K. equities, as represented by the MSCI United Kingdom Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 11.60%, net of fees, while the total return for the Index was 12.09%.

During the reporting period, economic growth in the U.K. was modest. Positive signs for the U.K. economy included an increase in manufacturing orders and a multi-decade low in the country’s unemployment rate. However, consumer spending slowed markedly during the reporting period, industrial production remained muted, and the construction industry declined. The Bank of England lowered interest rates early in the reporting period to stimulate economic growth but took no further actions as inflation rose above the central bank’s target rate.

Within the Index, the financials sector, which represented about 21% of the Index on average during the reporting period, contributed the most to the Index’s performance amid strength in U.K. banks and insurance companies. The materials sector also contributed significantly to the Index’s return, as the metals and mining industry benefited from a rebound in prices. Other sectors that contributed to the Index’s performance included the energy and consumer staples sectors.

In contrast, the healthcare sector was the largest detractor from the Index’s return for the reporting period due to weakness among biotechnology and pharmaceuticals companies amid uncertainty about the regulatory repercussions of Brexit. The telecommunication services and utilities sectors also detracted from the Index’s performance.

The British pound, which declined by about 2% relative to the U.S. dollar, was a modest detractor from the Index’s performance for the reporting period as returns on U.K. investments were lower when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	22.17%
Consumer Staples	18.66
Energy	13.75
Health Care	9.82
Materials	9.04
Consumer Discretionary	8.18
Industrials	7.82
Telecommunication Services	4.53
Utilities	3.67
Real Estate	1.35
Information Technology	1.01

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

HSBC Holdings PLC	7.85%
British American Tobacco PLC	5.79
Royal Dutch Shell PLC Class A ADR	4.96
BP PLC	4.57
Royal Dutch Shell PLC Class B	4.22
GlaxoSmithKline PLC	3.93
Diageo PLC	3.40
Vodafone Group PLC	3.07
Unilever PLC	3.02
AstraZeneca PLC	3.00

TOTAL	43.81%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	14.40%	13.45%	15.09%	14.40%	13.45%	15.09%
5 Years	10.47%	10.24%	11.14%	64.49%	62.78%	69.58%
Since Inception	11.35%	11.30%	12.03%	82.61%	82.16%	88.86%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/25/12. The first day of secondary market trading was 1/26/12.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,125.70	$3.16	$1,000.00	$1,022.20	$3.01	0.59%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

The iShares MSCI United Kingdom Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization U.K. equities, as represented by the MSCI United Kingdom Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 14.40%, net of fees, while the total return for the Index was 15.09%.

During the reporting period, economic growth in the U.K. was modest. Positive signs for the U.K. economy included an increase in manufacturing orders and a multi-decade low in the country’s unemployment rate. However, consumer spending slowed markedly during the reporting period, industrial production remained muted, and the construction industry declined. The Bank of England lowered interest rates early in the reporting period to stimulate economic growth, but took no further actions as inflation rose above the central bank’s target rate.

The industrials sector, which represented about 21% of the Index on average for the reporting period, was the largest contributor to the Index’s performance, led by small-capitalization industrial machinery manufacturers and commercial services and supplies companies. The financials sector also contributed significantly to the Index’s return, led by capital markets companies and the insurance industry.

The consumer discretionary sector benefited the Index’s performance for the reporting period as well, largely due to strength among small-capitalization retail companies. Other sector contributors included the information technology, materials, and healthcare sectors.

In contrast, the energy sector detracted from the Index’s performance. Within the sector, revenues and profits declined for small-capitalization energy equipment and services companies as energy prices decreased during the reporting period.

The British pound, which declined by about 2% relative to the U.S. dollar, was a modest detractor from the Index’s performance for the reporting period as returns on U.K. investments were lower when translated into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Discretionary	21.56%
Industrials	19.56
Financials	15.19
Information Technology	12.26
Real Estate	8.28
Materials	8.26
Health Care	5.65
Consumer Staples	3.64
Energy	3.61
Utilities	1.54
Telecommunication Services	0.45

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Informa PLC	1.65%
Rentokil Initial PLC	1.62
Micro Focus International PLC	1.51
DS Smith PLC	1.46
Melrose Industries PLC	1.24
Halma PLC	1.20
Spirax-Sarco Engineering PLC	1.20
Bellway PLC	1.14
RPC Group PLC	1.12
Rightmove PLC	1.11

TOTAL	13.25%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.15%

EXCHANGE-TRADED FUNDS — 100.15%
iShares MSCI United Kingdom ETF[a]	564,475	$19,101,834

		19,101,834
TOTAL INVESTMENT COMPANIES
(Cost: $18,390,456)		19,101,834

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	11,765	11,765

		11,765

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,765)		11,765

Value
TOTAL INVESTMENTS IN SECURITIES — 100.21%
(Cost: $18,402,221)[c]	$19,113,599
Other Assets, Less Liabilities — (0.21)%	(40,654)

NET ASSETS — 100.00%	$19,072,945

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $18,424,148. Net unrealized appreciation was $689,451, of which $711,378 represented gross unrealized appreciation on investments and $21,927 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$2,204	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	27,872	—		(16,107)[b]	11,765	11,765	1	—	675
iShares MSCI United Kingdom ETF	7,259,436	2,489,064		(9,184,025)[d]	564,475	19,101,834	5,188,562	225,929	1,409,224

						$19,113,599	$5,190,767	$225,929	$1,409,899

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.
[d]	Includes 3,792,372 shares from a one-for-two reverse stock split.

SCHEDULES OF INVESTMENTS	13

Schedule of Investments  (Continued)

iSHARES® CURRENCY HEDGED MSCI UNITED KINGDOM ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 6)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
GBP	1,984,330	USD	2,559,680	MS	09/06/2017	$6,338
GBP	12,379,670	USD	15,978,855	SCB	09/06/2017	29,800
USD	83,150	GBP	63,000	BNP	09/06/2017	1,682
USD	2,670,203	GBP	2,037,300	MS	09/06/2017	35,687
USD	18,529,135	GBP	14,139,700	SSBSW	09/06/2017	244,514
USD	1,185,618	GBP	897,000	TNTC	09/06/2017	25,671

						343,692

GBP	7,000	USD	9,269	BNP	09/06/2017	$(217)
GBP	61,000	USD	80,556	MS	09/06/2017	(1,674)
GBP	2,705,000	USD	3,558,465	RBC	09/06/2017	(60,520)
USD	2,226,192	GBP	1,725,400	MS	10/03/2017	(7,125)
USD	708,914	GBP	547,930	NSI	10/03/2017	(313)
USD	15,994,558	GBP	12,379,670	SCB	10/03/2017	(29,387)

						(99,236)

			Net unrealized appreciation			$244,456

Counterparties:

BNP — BNP Paribas SA

MS — Morgan Stanley and Co. International PLC

NSI — Nomura Securities International Inc. RBC — Royal Bank of Canada (UK)

SCB — Standard Chartered Bank

SSBSW — State Street Bank and Trust

TNTC — The Northern Trust Company

Currency abbreviations:

GBP — British Pound

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$19,101,834	$—	$—	$19,101,834
Money market funds	11,765	—	—	11,765

Total	$19,113,599	$—	$—	$19,113,599

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$343,692	$—	$343,692
Liabilities:
Forward currency contracts	—	(99,236)	—	(99,236)

Total	$—	$244,456	$—	$244,456

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.94%

AEROSPACE & DEFENSE — 2.15%
BAE Systems PLC	3,516,455	$27,526,608
Cobham PLC	2,633,278	4,658,741
Meggitt PLC	856,053	5,713,888
Rolls-Royce Holdings PLC	1,831,605	21,571,451

		59,470,688
AIR FREIGHT & LOGISTICS — 0.18%
Royal Mail PLC	992,437	5,041,049

		5,041,049
AIRLINES — 0.10%
easyJet PLC	175,572	2,705,751

		2,705,751
AUTO COMPONENTS — 0.28%
GKN PLC	1,898,915	7,802,996

		7,802,996
BANKS — 13.57%
Barclays PLC	18,850,830	46,418,650
HSBC Holdings PLC	22,190,881	214,598,452
Lloyds Banking Group PLC	79,421,761	65,312,703
Royal Bank of Scotland Group PLC[a]	3,925,191	12,740,612
Standard Chartered PLC[a]	3,634,725	36,063,147

		375,133,564
BEVERAGES — 3.61%
Coca-Cola HBC AG	200,606	6,834,500
Diageo PLC	2,786,859	93,078,920

		99,913,420
BIOTECHNOLOGY — 1.79%
Shire PLC	1,004,660	49,626,760

		49,626,760
CAPITAL MARKETS — 2.05%
3i Group PLC	1,077,039	13,454,904
Hargreaves Lansdown PLC	287,610	5,188,399
Investec PLC	725,177	5,513,119
London Stock Exchange Group PLC	349,034	17,765,039
Schroders PLC	137,259	5,956,817
St. James’s Place PLC	584,609	8,685,526

		56,563,804
CHEMICALS — 0.54%
Croda International PLC	145,167	7,186,652
Johnson Matthey PLC	214,169	7,627,742

		14,814,394

Security	Shares	Value
COMMERCIAL SERVICES & SUPPLIES — 0.33%
Babcock International Group PLC	281,577	$2,947,962
G4S PLC	1,716,578	6,270,728

		9,218,690
CONSUMER FINANCE — 0.07%
Provident Financial PLC[b]	162,919	1,853,676

		1,853,676
DIVERSIFIED FINANCIAL SERVICES — 0.59%
Standard Life Aberdeen PLC	2,964,511	16,410,382

		16,410,382
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.45%
BT Group PLC	9,368,987	35,317,836
Inmarsat PLC	498,403	4,701,030

		40,018,866
ELECTRIC UTILITIES — 0.74%
SSE PLC	1,119,976	20,564,821

		20,564,821
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.34%
British Land Co. PLC (The)	1,083,242	8,535,389
Hammerson PLC	876,794	6,338,139
Intu Properties PLC[b]	979,969	3,141,695
Land Securities Group PLC	875,239	11,390,673
Segro PLC	1,101,828	7,638,312

		37,044,208
FOOD & STAPLES RETAILING — 1.24%
J Sainsbury PLC	1,810,882	5,497,520
Tesco PLC[a]	9,047,695	21,090,062
Wm Morrison Supermarkets PLC	2,455,480	7,783,463

		34,371,045
FOOD PRODUCTS — 0.78%
Associated British Foods PLC	394,537	16,888,408
Tate & Lyle PLC	517,409	4,556,945

		21,445,353
HEALTH CARE EQUIPMENT & SUPPLIES — 0.83%
ConvaTec Group PLC[a,c]	1,511,882	5,589,202
Smith & Nephew PLC	968,312	17,430,629

		23,019,831
HEALTH CARE PROVIDERS & SERVICES — 0.15%
Mediclinic International PLC[b]	410,614	4,044,945

		4,044,945

SCHEDULES OF INVESTMENTS	15

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2017

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 3.05%
Carnival PLC	209,127	$14,484,047
Compass Group PLC	1,750,107	37,254,264
InterContinental Hotels Group PLC	199,086	9,891,886
Merlin Entertainments PLC[c]	783,601	4,657,789
TUI AG	487,766	8,220,923
Whitbread PLC	202,779	9,819,313

		84,328,222
HOUSEHOLD DURABLES — 1.34%
Barratt Developments PLC	1,114,453	8,967,999
Berkeley Group Holdings PLC	145,233	7,000,908
Persimmon PLC	341,601	11,704,121
Taylor Wimpey PLC	3,620,482	9,353,671

		37,026,699
HOUSEHOLD PRODUCTS — 2.52%
Reckitt Benckiser Group PLC	739,097	69,827,298

		69,827,298
INDUSTRIAL CONGLOMERATES — 0.64%
DCC PLC	98,357	8,928,687
Smiths Group PLC	438,370	8,727,114

		17,655,801
INSURANCE — 5.66%
Admiral Group PLC	219,763	5,468,122
Aviva PLC	4,495,107	30,264,094
Direct Line Insurance Group PLC	1,520,903	7,449,047
Legal & General Group PLC	6,589,687	22,093,953
Old Mutual PLC	5,456,314	14,588,774
Prudential PLC	2,856,531	66,824,626
RSA Insurance Group PLC	1,128,994	9,696,012

		156,384,628
INTERNET SOFTWARE & SERVICES — 0.18%
Auto Trader Group PLC[c]	1,079,704	4,916,687

		4,916,687
IT SERVICES — 0.43%
Worldpay Group PLC[c]	2,214,793	11,900,646

		11,900,646
MACHINERY — 0.36%
IMI PLC	299,913	4,386,241
Weir Group PLC (The)	240,427	5,560,951

		9,947,192
MEDIA — 2.00%
ITV PLC	4,011,501	8,198,066
Pearson PLC	910,050	7,112,093

Security	Shares	Value
Sky PLC	1,141,174	$14,057,597
WPP PLC	1,417,437	25,935,430

		55,303,186
METALS & MINING — 8.01%
Anglo American PLC	1,474,047	26,638,854
Antofagasta PLC	434,702	5,797,401
BHP Billiton PLC	2,337,215	44,466,553
Fresnillo PLC	243,619	5,072,871
Glencore PLC	13,540,359	62,723,519
Randgold Resources Ltd.	103,999	10,600,028
Rio Tinto PLC	1,369,294	66,103,398

		221,402,624
MULTI-UTILITIES — 2.29%
Centrica PLC	6,076,000	15,650,633
National Grid PLC	3,804,386	47,781,181

		63,431,814
MULTILINE RETAIL — 0.58%
Marks & Spencer Group PLC	1,797,714	7,403,357
Next PLC	162,778	8,660,480

		16,063,837
OIL, GAS & CONSUMABLE FUELS — 13.60%
BP PLC	21,780,729	124,933,852
Royal Dutch Shell PLC Class A ADR	4,954,671	135,794,961
Royal Dutch Shell PLC Class B	4,143,571	115,353,400

		376,082,213
PAPER & FOREST PRODUCTS — 0.40%
Mondi PLC	406,856	11,077,495

		11,077,495
PERSONAL PRODUCTS — 2.99%
Unilever PLC	1,420,406	82,709,650

		82,709,650
PHARMACEUTICALS — 6.95%
AstraZeneca PLC	1,400,047	81,921,040
GlaxoSmithKline PLC	5,442,934	107,551,926
Hikma Pharmaceuticals PLC[b]	160,361	2,587,048

		192,060,014
PROFESSIONAL SERVICES — 2.35%
Capita PLC	737,249	6,160,635
Experian PLC	1,043,979	20,904,709
Intertek Group PLC	178,853	11,776,561
RELX PLC	1,196,274	26,066,073

		64,907,978

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2017

Security	Shares	Value
SOFTWARE — 0.39%
Sage Group PLC (The)	1,196,940	$10,680,547

		10,680,547
SPECIALTY RETAIL — 0.43%
Dixons Carphone PLC	1,076,321	2,404,874
Kingfisher PLC	2,479,157	9,548,415

		11,953,289
TEXTILES, APPAREL & LUXURY GOODS — 0.41%
Burberry Group PLC	486,006	11,253,589

		11,253,589
TOBACCO — 7.31%
British American Tobacco PLC	2,544,135	158,372,048
Imperial Brands PLC	1,061,446	43,774,085

		202,146,133
TRADING COMPANIES & DISTRIBUTORS — 1.62%
Ashtead Group PLC	552,643	11,842,360
Bunzl PLC	371,711	11,064,167
Ferguson PLC	279,964	16,605,215
Travis Perkins PLC	276,718	5,366,304

		44,878,046
WATER UTILITIES — 0.60%
Severn Trent PLC	260,780	7,624,478
United Utilities Group PLC	755,073	8,853,840

		16,478,318
WIRELESS TELECOMMUNICATION SERVICES — 3.04%
Vodafone Group PLC	29,458,018	84,039,311

		84,039,311

TOTAL COMMON STOCKS (Cost: $3,140,741,623)		2,735,519,460

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.45%

MONEY MARKET FUNDS — 0.45%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	11,875,860	$11,879,422
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	488,263	488,263

		12,367,685

TOTAL SHORT-TERM INVESTMENTS (Cost: $12,367,685)		12,367,685

TOTAL INVESTMENTS IN SECURITIES — 99.39%
(Cost: $3,153,109,308)[g]		2,747,887,145
Other Assets, Less Liabilities — 0.61%		16,858,718

NET ASSETS — 100.00%		$2,764,745,863

ADR	— American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,254,695,385. Net unrealized depreciation was $506,808,240, of which $97,976,694 represented gross unrealized appreciation on investments and $604,784,934 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	17

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	12,785,896	—		(910,036)[b]	11,875,860	$11,879,422	$1,388	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	371,827	116,436	[b]	—	488,263	488,263	4	—	10,098

						$12,367,685	$1,392	$—	$10,098

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value / Unrealized Appreciation (Depreciation)
Long Contracts:
FTSE 100 Index	2,950	Sep 2017	$28,253	$178,231

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$2,735,519,460	$—	$—	$2,735,519,460
Money market funds	12,367,685	—	—	12,367,685

Total	$2,747,887,145	$—	$—	$2,747,887,145

Derivative financial instruments[a]:
Assets:
Futures contracts	$178,231	$—	$—	$178,231

Total	$178,231	$—	$—	$178,231

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.62%

AEROSPACE & DEFENSE — 1.27%
Chemring Group PLC	20,066	$45,765
QinetiQ Group PLC	40,608	120,348
Senior PLC	30,026	106,243
Ultra Electronics Holdings PLC	5,563	132,612

		404,968
AIRLINES — 0.14%
Dart Group PLC	6,900	45,922

		45,922
BANKS — 2.28%
Aldermore Group PLC[a]	18,606	54,063
BGEO Group PLC	2,824	125,905
CYBG PLC[a]	63,200	236,328
Metro Bank PLC[a]	5,381	240,530
Virgin Money Holdings UK PLC	20,704	71,070

		727,896
BEVERAGES — 1.35%
Britvic PLC	18,875	183,748
Fevertree Drinks PLC	6,600	209,719
Stock Spirits Group PLC	12,867	38,590

		432,057
BIOTECHNOLOGY — 0.89%
Abcam PLC	13,173	180,604
Genus PLC	4,377	105,073

		285,677
BUILDING PRODUCTS — 0.23%
Polypipe Group PLC	14,156	72,197

		72,197
CAPITAL MARKETS — 7.06%
Allied Minds PLC[a]	15,348	24,671
Ashmore Group PLC	27,852	132,250
Brewin Dolphin Holdings PLC	20,282	93,169
Burford Capital Ltd.	13,417	200,028
Close Brothers Group PLC	10,858	216,162
CMC Markets PLC[b]	8,313	15,612
IG Group Holdings PLC	26,272	218,351
Intermediate Capital Group PLC	20,773	237,691
Jupiter Fund Management PLC	31,128	215,190
Man Group PLC	118,902	256,476
NEX Group PLC	23,107	197,405
P2P Global Investments PLC/Fund	5,896	64,197
Rathbone Brothers PLC	3,636	130,248

Security	Shares	Value
TP ICAP PLC	39,670	$252,312

		2,253,762
CHEMICALS — 2.14%
Elementis PLC	33,195	115,317
Essentra PLC	18,823	129,518
Scapa Group PLC	9,876	57,266
Sirius Minerals PLC[a]	287,221	101,000
Synthomer PLC	19,465	118,611
Victrex PLC	6,143	161,240

		682,952
COMMERCIAL SERVICES & SUPPLIES — 5.81%
Aggreko PLC	18,336	212,878
Berendsen PLC	12,358	201,437
Biffa PLC[b]	17,952	52,221
Cape PLC	8,824	30,046
De La Rue PLC	7,335	58,694
Homeserve PLC	20,019	188,565
Interserve PLC	10,617	23,017
IWG PLC	49,111	190,226
Mitie Group PLC	25,732	89,192
Renewi PLC	54,785	65,475
Rentokil Initial PLC	131,533	516,088
Restore PLC	7,638	48,373
RPS Group PLC	16,094	59,881
Serco Group PLC[a]	78,645	119,275

		1,855,368
COMMUNICATIONS EQUIPMENT — 0.05%
Telit Communications PLC[c]	7,443	15,633

		15,633
CONSTRUCTION & ENGINEERING — 1.88%
Balfour Beatty PLC	49,378	171,090
Carillion PLC[c]	31,035	17,640
Costain Group PLC	7,488	43,105
Galliford Try PLC	5,934	106,436
John Laing Group PLC[b]	26,270	100,535
Keller Group PLC	5,184	55,209
Kier Group PLC	6,976	105,710

		599,725
CONSTRUCTION MATERIALS — 0.69%
Forterra PLC[b]	14,349	50,661
Ibstock PLC[b]	29,093	88,096
Marshalls PLC	14,247	80,463

		219,220

SCHEDULES OF INVESTMENTS	19

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
CONSUMER FINANCE — 0.35%
Arrow Global Group PLC	11,944	$71,835
International Personal Finance PLC	15,936	39,990

		111,825
CONTAINERS & PACKAGING — 2.57%
DS Smith PLC	72,622	465,827
RPC Group PLC	29,705	354,822

		820,649
DISTRIBUTORS — 1.16%
Inchcape PLC	29,914	320,893
John Menzies PLC	5,392	49,121

		370,014
DIVERSIFIED CONSUMER SERVICES — 0.61%
AA PLC	43,656	90,005
Dignity PLC	3,575	104,016

		194,021
DIVERSIFIED FINANCIAL SERVICES — 0.21%
Plus500 Ltd.	5,757	67,765

		67,765
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.45%
Kcom Group PLC	35,191	45,346
TalkTalk Telecom Group PLC[c]	37,626	97,402

		142,748
ELECTRICAL EQUIPMENT — 1.35%
Dialight PLC[a]	1,776	18,342
Luceco PLC[b]	5,858	17,889
Melrose Industries PLC	138,969	393,951

		430,182
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.79%
Electrocomponents PLC	31,610	257,624
Halma PLC	27,145	382,306
Laird PLC	35,233	64,127
Oxford Instruments PLC	3,898	52,689
Renishaw PLC	2,605	153,735
Smart Metering Systems PLC[c]	5,133	46,365
Spectris PLC	8,534	254,459

		1,211,305
ENERGY EQUIPMENT & SERVICES — 1.58%
Amec Foster Wheeler PLC	27,918	151,989
Hunting PLC[a]	10,027	51,965
John Wood Group PLC	27,431	200,060

Security	Shares	Value
Petrofac Ltd.	18,573	$100,133

		504,147
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.14%
Assura PLC	130,332	109,580
Big Yellow Group PLC	10,739	111,878
Civitas Social Housing PLC	23,710	34,523
Derwent London PLC	7,580	271,919
Empiric Student Property PLC	43,082	62,453
Great Portland Estates PLC	23,390	182,493
Hansteen Holdings PLC	53,288	90,980
LondonMetric Property PLC	49,609	106,241
NewRiver REIT PLC	21,572	96,871
Primary Health Properties PLC	40,966	63,344
Redefine International PLC/Isle of Man	97,483	49,617
Safestore Holdings PLC	14,984	79,837
Schroder REIT Ltd.	36,840	29,906
Shaftesbury PLC	16,978	218,114
Standard Life Investment Property Income Trust Ltd.	26,649	30,991
Tritax Big Box REIT PLC	97,579	179,676
UNITE Group PLC (The)	16,057	143,384
Workspace Group PLC	8,763	100,156

		1,961,963
FOOD & STAPLES RETAILING — 1.22%
Booker Group PLC	121,224	312,406
Conviviality PLC	11,746	62,055
Majestic Wine PLC	3,869	15,829

		390,290
FOOD PRODUCTS — 0.78%
Dairy Crest Group PLC[c]	10,099	77,493
Greencore Group PLC[c]	50,444	133,249
Hotel Chocolat Group Ltd.[a]	2,879	11,500
Premier Foods PLC[a]	48,584	25,980

		248,222
HEALTH CARE EQUIPMENT & SUPPLIES — 0.17%
Advanced Medical Solutions Group PLC	13,628	55,798

		55,798
HEALTH CARE PROVIDERS & SERVICES — 1.74%
CVS Group PLC	4,334	75,559
NMC Health PLC	5,850	204,657
Spire Healthcare Group PLC[b]	20,099	84,067
UDG Healthcare PLC[c]	17,777	191,728

		556,011

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
HEALTH CARE TECHNOLOGY — 0.15%
EMIS Group PLC	3,866	$48,944

		48,944
HOTELS, RESTAURANTS & LEISURE — 5.77%
888 Holdings PLC	14,259	48,322
Domino’s Pizza Group PLC	35,222	122,722
EI Group PLC[a]	34,723	63,199
Greene King PLC	22,190	197,148
Greggs PLC	7,242	112,260
GVC Holdings PLC	20,256	203,717
J D Wetherspoon PLC	5,540	77,953
Jackpotjoy PLC[a,c]	3,683	34,644
Ladbrokes Coral Group PLC	102,801	156,970
Marston’s PLC	45,360	67,508
Mitchells & Butlers PLC	15,067	48,129
Rank Group PLC	12,594	37,324
Restaurant Group PLC (The)	14,497	64,727
SSP Group PLC	34,020	242,416
Thomas Cook Group PLC	104,453	169,049
William Hill PLC	61,408	195,919

		1,842,007
HOUSEHOLD DURABLES — 3.54%
Bellway PLC	8,791	362,825
Bovis Homes Group PLC	9,631	130,802
Cairn Homes PLC[a]	46,583	95,258
Countryside Properties PLC[b]	24,161	107,781
Crest Nicholson Holdings PLC	18,282	128,152
DFS Furniture PLC	15,143	46,537
McCarthy & Stone PLC[b]	34,512	73,554
Redrow PLC	15,884	127,000
Telford Homes PLC	4,919	24,656
Victoria PLC[a]	4,212	34,952

		1,131,517
HOUSEHOLD PRODUCTS — 0.28%
PZ Cussons PLC	19,950	88,174

		88,174
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.36%
Drax Group PLC	29,126	115,743

		115,743
INSURANCE — 4.75%
Beazley PLC	37,635	247,807
Chesnara PLC	10,228	52,552
esure Group PLC	20,897	73,375

Security	Shares	Value
Hastings Group Holdings PLC[b]	21,172	$86,809
Hiscox Ltd.	20,456	336,863
Just Group PLC	40,020	79,621
Lancashire Holdings Ltd.	13,597	120,453
Novae Group PLC	4,378	40,025
Phoenix Group Holdings	26,718	269,395
Saga PLC	80,037	209,151

		1,516,051
INTERNET & DIRECT MARKETING RETAIL — 2.26%
AO World PLC[a,c]	18,384	27,360
ASOS PLC[a]	3,882	283,472
boohoo.com PLC[a]	48,250	141,132
Hostelworld Group PLC[b]	6,963	31,537
N Brown Group PLC	11,160	47,023
Ocado Group PLC[a,c]	38,329	153,007
On the Beach Group PLC[b]	6,989	38,477

		722,008
INTERNET SOFTWARE & SERVICES — 3.09%
Gocompare.Com Group PLC[a]	21,331	27,898
iomart Group PLC	5,484	22,259
Just Eat PLC[a]	38,905	333,873
Moneysupermarket.com Group PLC	38,789	159,691
Rightmove PLC	6,626	351,934
ZPG PLC[b]	20,406	92,687

		988,342
IT SERVICES — 1.56%
Equiniti Group PLC[b]	21,413	74,498
Kainos Group PLC	4,727	17,907
Keywords Studios PLC	3,169	58,148
NCC Group PLC[c]	19,795	47,443
Paysafe Group PLC[a]	32,960	248,878
SafeCharge International Group Ltd.[c]	3,773	12,810
Softcat PLC	7,792	39,991

		499,675
LEISURE PRODUCTS — 0.13%
Photo-Me International PLC	18,907	40,381

		40,381
LIFE SCIENCES TOOLS & SERVICES — 0.32%
Clinigen Healthcare Ltd.[a]	7,004	100,629

		100,629
MACHINERY — 3.09%
Bodycote PLC	13,706	168,838
Fenner PLC	13,194	58,314
Morgan Advanced Materials PLC	20,429	78,998

SCHEDULES OF INVESTMENTS	21

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Rotork PLC	62,293	$183,973
Spirax-Sarco Engineering PLC	5,265	381,273
Vesuvius PLC	15,533	115,687

		987,083
MEDIA — 4.08%
Ascential PLC	28,675	138,781
Cineworld Group PLC	13,630	113,720
Daily Mail & General Trust PLC Class A NVS	20,519	164,852
Entertainment One Ltd.	24,548	75,915
Informa PLC	58,990	524,860
ITE Group PLC	19,397	44,239
UBM PLC	28,200	241,097

		1,303,464
METALS & MINING — 2.83%
Acacia Mining PLC	11,776	30,712
Centamin PLC	78,355	152,961
Evraz PLC	25,630	110,702
Ferrexpo PLC	21,191	81,726
Hill & Smith Holdings PLC	5,620	93,055
Hochschild Mining PLC	18,092	66,184
KAZ Minerals PLC[a]	17,589	190,494
Lonmin PLC[a,c]	18,520	20,284
Pan African Resources PLC	138,387	25,856
Petra Diamonds Ltd.[a]	38,182	46,321
SolGold PLC[a]	48,312	22,567
Vedanta Resources PLC	5,803	63,745

		904,607
MULTI-UTILITIES — 0.20%
Telecom Plus PLC	4,487	63,021

		63,021
MULTILINE RETAIL — 1.05%
B&M European Value Retail SA	60,851	291,997
Debenhams PLC	83,840	43,483

		335,480
OIL, GAS & CONSUMABLE FUELS — 2.01%
Amerisur Resources PLC[a,c]	71,511	13,822
Cairn Energy PLC[a]	41,644	92,028
EnQuest PLC ADR[a]	80,245	26,108
Faroe Petroleum PLC[a]	22,576	25,018
Hurricane Energy PLC[a,c]	104,562	37,388
Nostrum Oil & Gas PLC[a]	6,067	29,613
Ophir Energy PLC[a]	50,801	50,731
Pantheon Resources PLC[a,c]	14,096	7,992

Security	Shares	Value
Premier Oil PLC[a,c]	36,276	$25,943
SOCO International PLC	14,512	22,252
Sound Energy PLC[a,c]	43,427	27,140
Stobart Group Ltd.	22,636	85,461
Tullow Oil PLC[a]	99,013	199,157

		642,653
PHARMACEUTICALS — 2.35%
BTG PLC[a]	27,571	247,443
Dechra Pharmaceuticals PLC	6,670	164,415
Indivior PLC[a]	51,615	277,075
Vectura Group PLC[a]	43,770	61,814

		750,747
PROFESSIONAL SERVICES — 1.28%
Hays PLC	98,136	231,409
Pagegroup PLC	23,380	153,795
Staffline Group PLC	1,423	22,737

		407,941
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.10%
Capital & Counties Properties PLC	54,622	190,949
Countrywide PLC	12,169	21,796
Foxtons Group PLC	19,041	21,775
Grainger PLC	29,849	98,232
Helical PLC	7,137	30,532
Purplebricks Group PLC[a]	15,497	95,550
Savills PLC	10,109	115,345
ST Modwen Properties PLC	13,601	61,953
Watkin Jones PLC	12,727	35,259

		671,391
ROAD & RAIL — 1.62%
FirstGroup PLC[a]	86,473	130,813
Go-Ahead Group PLC	3,104	72,034
National Express Group PLC	32,971	152,520
Northgate PLC	9,607	49,900
Redde PLC	21,828	45,776
Stagecoach Group PLC	30,800	66,318

		517,361
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.34%
Imagination Technologies Group PLC[a]	18,586	32,511
IQE PLC[a]	43,775	77,276

		109,787
SOFTWARE — 3.37%
AVEVA Group PLC	4,580	113,782
Blue Prism Group PLC[a]	2,663	39,118

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
GB Group PLC[c]	9,782	$48,528
Micro Focus International PLC	16,443	481,595
Playtech PLC	21,582	264,190
Sophos Group PLC[b]	19,834	128,552

		1,075,765
SPECIALTY RETAIL — 2.60%
Card Factory PLC	22,000	94,314
Dunelm Group PLC	7,268	54,740
Halfords Group PLC	14,360	59,748
JD Sports Fashion PLC	31,353	130,936
Lookers PLC	22,710	32,043
Pendragon PLC	102,136	42,114
Pets at Home Group PLC	25,056	58,890
Sports Direct International PLC[a,c]	17,915	89,567
SuperGroup PLC	3,778	77,403
WH Smith PLC	7,974	189,983

		829,738
TEXTILES, APPAREL & LUXURY GOODS — 0.28%
Jimmy Choo PLC[a]	8,257	24,460
Ted Baker PLC	2,047	65,810

		90,270
THRIFTS & MORTGAGE FINANCE — 0.49%
OneSavings Bank PLC	10,503	53,363
Paragon Group of Companies PLC (The)	19,488	102,831

		156,194
TRADING COMPANIES & DISTRIBUTORS — 1.93%
Diploma PLC	8,107	113,133
Grafton Group PLC	16,116	163,223
Howden Joinery Group PLC	45,059	247,339
SIG PLC	40,211	92,281

		615,976
TRANSPORTATION INFRASTRUCTURE — 0.90%
BBA Aviation PLC	73,863	287,242

		287,242
WATER UTILITIES — 0.98%
Pennon Group PLC	29,813	311,934

		311,934

TOTAL COMMON STOCKS
(Cost: $30,196,752)		31,814,442

Security	Shares	Value
SHORT-TERM INVESTMENTS — 2.46%

MONEY MARKET FUNDS — 2.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	776,946	$777,179
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	7,050	7,050

		784,229

TOTAL SHORT-TERM INVESTMENTS
(Cost: $784,120)		784,229

TOTAL INVESTMENTS IN SECURITIES — 102.08%
(Cost: $30,980,872)[g]		32,598,671
Other Assets, Less Liabilities — (2.08)%		(663,691)

NET ASSETS — 100.00%		$31,934,980

ADR  —  American Depositary Receipts

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $31,590,160. Net unrealized appreciation was $1,008,511, of which $3,898,699 represented gross unrealized appreciation on investments and $2,890,188 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments  (Continued)

iSHARES® MSCI UNITED KINGDOM SMALL-CAP ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	1,117,597	—		(340,651)[b]	776,946	$777,179	$(28)	$109	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	3,642	3,408	[b]	—	7,050	7,050	—	—	114

						$784,229	$(28)	$109	$114

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$31,814,442	$—	$—	$31,814,442
Money market funds	784,229	—	—	784,229

Total	$32,598,671	$—	$—	$32,598,671

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF		iShares MSCI United Kingdom Small-Cap ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$—	$3,140,741,623		$30,196,752
Affiliated (Note 2)	18,402,221	12,367,685		784,120

Total cost of investments in securities	$18,402,221	$3,153,109,308		$30,980,872

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$—	$2,735,519,460		$31,814,442
Affiliated (Note 2)	19,113,599	12,367,685		784,229
Foreign currency, at value[b]	—	9,018,424		53,526
Foreign currency pledged to broker for futures contracts, at value[b]	—	1,558,225		—
Receivables:
Investment securities sold	—	1,525,316		342,887
Dividends	10	23,786,061		91,029
Unrealized appreciation on forward currency contracts (Note 6)	343,692	—		—
Futures variation margin	—	178,231		—
Tax reclaims	—	59,548		5,929

Total Assets	19,457,301	2,784,012,950		33,092,042

LIABILITIES
Payables:
Investment securities purchased	285,120	6,267,892		364,004
Collateral for securities on loan (Note 1)	—	11,879,466		777,098
Unrealized depreciation on forward currency contracts (Note 6)	99,236	—		—
Investment advisory fees (Note 2)	—	1,119,729		15,960

Total Liabilities	384,356	19,267,087		1,157,062

NET ASSETS	$19,072,945	$2,764,745,863		$31,934,980

Net assets consist of:
Paid-in capital	$24,173,966	$3,424,305,777		$31,959,480
Undistributed net investment income	—	24,514,339		83,989
Accumulated net realized loss	(6,056,855)	(278,827,802)		(1,724,773)
Net unrealized appreciation (depreciation)	955,834	(405,246,451)		1,616,284

NET ASSETS	$19,072,945	$2,764,745,863		$31,934,980

Shares outstanding[c]	800,000	81,900,000	[d]	800,000

Net asset value per share	$23.84	$33.76	[d]	$39.92

[a]	Securities on loan with values of $ —, $11,393,448 and $741,730, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $ —, $10,694,474 and $53,690, respectively.
[c]	No par value, unlimited number of shares authorized.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	25

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares Currency Hedged MSCI United Kingdom ETF	iShares MSCI United Kingdom ETF	iShares MSCI United Kingdom Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$—	$107,546,698	$858,712
Dividends — affiliated (Note 2)	1,409,899	10,098	114
Securities lending income — affiliated — net (Note 2)	7,879	59,620	34,532

Total investment income	1,417,778	107,616,416	893,358

EXPENSES
Investment advisory fees (Note 2)	441,433	11,471,919	170,471
Proxy fees	1,877	59,144	771

Total expenses	443,310	11,531,063	171,242
Less investment advisory fees waived (Note 2)	(443,310)	—	—

Net expenses	—	11,531,063	171,242

Net investment income	1,417,778	96,085,353	722,116

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	—	(44,738,816)	(1,389,533)
Investments — affiliated (Note 2)	(877,597)	1,388	(28)
In-kind redemptions — unaffiliated	—	42,471,286	999,847
In-kind redemptions — affiliated (Note 2)	6,068,364	—	—
Futures contracts	—	2,710,835	—
Foreign currency transactions	—	638,921	2,985
Forward currency contracts	1,673,293	—	—
Realized gain distributions from affiliated funds	1	4	—

Net realized gain (loss)	6,864,061	1,083,618	(386,729)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	—	181,589,974	3,809,631
Investments — affiliated (Note 2)	225,929	—	109
Forward currency contracts	433,737	—	—
Futures contracts	—	(826,881)	—
Translation of assets and liabilities in foreign currencies	—	(223,972)	(740)

Net change in unrealized appreciation/depreciation	659,666	180,539,121	3,809,000

Net realized and unrealized gain	7,523,727	181,622,739	3,422,271

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,941,505	$277,708,092	$4,144,387

[a]	Net of foreign withholding tax of $ —, $1,048,424 and $11,773, respectively.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Currency Hedged MSCI United Kingdom ETF		iShares MSCI United Kingdom ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,417,778	$194,174	$96,085,353	$85,587,553
Net realized gain (loss)	6,864,061	497,376	1,083,618	(145,902,668)
Net change in unrealized appreciation/depreciation	659,666	432,742	180,539,121	(86,625,910)

Net increase (decrease) in net assets resulting from operations	8,941,505	1,124,292	277,708,092	(146,941,025)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,418,189)	(193,895)	(84,560,284)	(97,031,722)
From net realized gain	(8,272,441)	(59,274)	—	—

Total distributions to shareholders	(9,690,630)	(253,169)	(84,560,284)	(97,031,722)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	47,661,215	118,249,408	1,013,351,767	121,795,339
Cost of shares redeemed	(142,236,695)	(7,044,338)	(370,634,422)	(1,159,767,653)

Net increase (decrease) in net assets from capital share transactions	(94,575,480)	111,205,070	642,717,345	(1,037,972,314)

INCREASE (DECREASE) IN NET ASSETS	(95,324,605)	112,076,193	835,865,153	(1,281,945,061)

NET ASSETS
Beginning of year	114,397,550	2,321,357	1,928,880,710	3,210,825,771

End of year	$19,072,945	$114,397,550	$2,764,745,863	$1,928,880,710

Undistributed net investment income included in net assets at end of year	$—	$279	$24,514,339	$11,986,657

SHARES ISSUED AND REDEEMED
Shares sold	2,000,000	4,800,000	33,800,000	3,800,000
Shares redeemed	(5,800,000)	(300,000)	(13,400,000)	(35,900,000)

Net increase (decrease) in shares outstanding	(3,800,000)	4,500,000	20,400,000	(32,100,000)

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	27

Statements of Changes in Net Assets  (Continued)

iSHARES® TRUST

	iShares MSCI United Kingdom Small-Cap ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$722,116	$438,597
Net realized loss	(386,729)	(315,964)
Net change in unrealized appreciation/depreciation	3,809,000	(1,204,272)

Net increase (decrease) in net assets resulting from operations	4,144,387	(1,081,639)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(787,287)	(427,464)

Total distributions to shareholders	(787,287)	(427,464)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	9,014,541	17,589,399
Cost of shares redeemed	(5,571,542)	(7,310,112)

Net increase in net assets from capital share transactions	3,442,999	10,279,287

INCREASE IN NET ASSETS	6,800,099	8,770,184

NET ASSETS
Beginning of year	25,134,881	16,364,697

End of year	$31,934,980	$25,134,881

Undistributed net investment income included in net assets at end of year	$83,989	$103,415

SHARES ISSUED AND REDEEMED
Shares sold	250,000	500,000
Shares redeemed	(150,000)	(200,000)

Net increase in shares outstanding	100,000	300,000

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI United Kingdom ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.87	$23.21	$24.35

Income from investment operations:
Net investment income (loss)[b]	0.48	0.43	(0.00)[c]
Net realized and unrealized gain (loss)[d]	2.39	2.48	(1.14)

Total from investment operations	2.87	2.91	(1.14)

Less distributions from:
Net investment income	(0.84)	(1.01)	—
Net realized gain	(3.06)	(0.24)	—

Total distributions	(3.90)	(1.25)	—

Net asset value, end of period	$23.84	$24.87	$23.21

Total return	13.48%	12.90%	(4.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$19,073	$114,398	$2,321
Ratio of expenses to average net assets[f,g]	0.00%	0.00%	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	1.99%	1.80%	(0.01)%
Portfolio turnover rate[h,i]	20%	4%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 30 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	29

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$31.36	$34.30	$41.05	$37.09	$33.83

Income from investment operations:
Net investment income[b]	1.13	1.22	1.30	2.76 [c]	1.32
Net realized and unrealized gain (loss)[d]	2.43	(2.73)	(6.66)	3.71	2.97

Total from investment operations	3.56	(1.51)	(5.36)	6.47	4.29

Less distributions from:
Net investment income	(1.16)	(1.43)	(1.39)	(2.51)	(1.03)

Total distributions	(1.16)	(1.43)	(1.39)	(2.51)	(1.03)

Net asset value, end of year	$33.76	$31.36	$34.30	$41.05	$37.09

Total return	11.60%	(4.44)%	(13.26)%	17.56%	12.91%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,764,746	$1,928,881	$3,210,826	$4,236,360	$2,670,796
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	4.07%	3.80%	3.46%	6.71%[c]	3.61%
Portfolio turnover rate[e]	4%	5%	4%	10%	4%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	Includes a one-time special distribution from Vodafone Group PLC which represented $0.66 per share and 3.23% of average net assets.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI United Kingdom Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$35.91	$40.91	$40.82	$35.27	$27.95

Income from investment operations:
Net investment income[a]	0.92	1.02	1.07	0.95	0.91
Net realized and unrealized gain (loss)[b]	4.12	(4.89)	0.40	5.26	7.41

Total from investment operations	5.04	(3.87)	1.47	6.21	8.32

Less distributions from:
Net investment income	(1.03)	(1.13)	(1.38)	(0.66)	(1.00)

Total distributions	(1.03)	(1.13)	(1.38)	(0.66)	(1.00)

Net asset value, end of year	$39.92	$35.91	$40.91	$40.82	$35.27

Total return	14.40%	(9.66)%	3.84%	17.66%	30.27%

Ratios/Supplemental data:
Net assets, end of year (000s)	$31,935	$25,135	$16,365	$32,656	$8,818
Ratio of expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net investment income to average net assets	2.50%	2.72%	2.71%	2.29%	2.82%
Portfolio turnover rate[c]	19%	21%	17%	13%	19%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	31

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Currency Hedged MSCI United Kingdom	Non-diversified
MSCI United Kingdom	Non-diversified
MSCI United Kingdom Small-Cap	Diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently the iShares Currency Hedged MSCI United Kingdom ETF seeks to achieve its investment objective by investing a substantial portion of its assets in the iShares MSCI United Kingdom ETF. The financial statements and schedule of investments for the iShares MSCI United Kingdom ETF are included in this report and should be read in conjunction with the financial statements of the iShares Currency Hedged MSCI United Kingdom ETF.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (Continued)

iSHARES® TRUST

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the iShares Currency Hedged MSCI United Kingdom ETF has elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (Continued)

iSHARES® TRUST

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (Continued)

iSHARES® TRUST

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI United Kingdom
Morgan Stanley & Co. LLC	$8,478,295	$8,478,295	$—
UBS AG	2,915,153	2,915,153	—

	$11,393,448	$11,393,448	$—

MSCI United Kingdom Small-Cap
Citigroup Global Markets Inc.	$36,702	$36,702	$—
Credit Suisse Securities (USA) LLC	130,940	130,940	—
Deutsche Bank Securities Inc.	128,249	128,249	—
HSBC Bank PLC	28,376	28,376	—
Merrill Lynch, Pierce, Fenner & Smith	174,606	174,606	—
Morgan Stanley & Co. LLC	164,900	164,900	—
UBS AG	77,957	77,957	—

	$741,730	$741,730	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Currency Hedged MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI United Kingdom ETF (“EWU”), after taking into account any fee waivers

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iSHARES® TRUST

by EWU, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in its investment advisory fee of 0.03% through December 31, 2020.

For its investment advisory services to the iShares MSCI United Kingdom ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

For its investment advisory services to the iShares MSCI United Kingdom Small-Cap ETF, BFA is entitled to an annual advisory fee of 0.59%, accrued daily and paid monthly by the Fund, based on the Fund’s average daily net assets.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Currency Hedged MSCI United Kingdom	$1,822
MSCI United Kingdom	16,041
MSCI United Kingdom Small-Cap	8,265

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements  (Continued)

iSHARES® TRUST

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI United Kingdom	$3,305,668	$4,680,214
MSCI United Kingdom Small-Cap	132,928	22,864

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Currency Hedged MSCI United Kingdom	$14,017,799	$18,929,960
MSCI United Kingdom	207,472,311	105,661,832
MSCI United Kingdom Small-Cap	5,450,053	5,467,984

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI United Kingdom	$47,759,647	$143,641,453
MSCI United Kingdom	982,331,937	366,277,154
MSCI United Kingdom Small-Cap	8,983,654	5,494,334

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

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iSHARES® TRUST

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

The Board authorized a one-for-two reverse stock split for the iShares MSCI United Kingdom ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

5.	FUTURES CONTRACTS

The Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI United Kingdom ETF as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of — net unrealized appreciation (depreciation)[a]	$178,231

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements  (Continued)

iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI United Kingdom ETF during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$2,710,835	$(826,881)

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI United Kingdom ETF for the year ended August 31, 2017:

Average value of contracts purchased	$21,767,967

6.	FORWARD CURRENCY CONTRACTS

The currency-hedged fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)	$343,692

Liabilities
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of — net unrealized appreciation (depreciation)	$99,236

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iSHARES® TRUST

The following table shows the realized and unrealized gains (losses) on forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Forward currency contracts	$1,673,293	$433,737

The following table shows the average quarter-end balances of outstanding forward currency contracts for the iShares Currency Hedged MSCI United Kingdom ETF for the year ended August 31, 2017:

Average amounts purchased in U.S. dollars	$84,749,710
Average amounts sold in U.S. dollars	147,914,211

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for NDFs, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities — affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements  (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts held by the iShares Currency Hedged MSCI United Kingdom ETF that are subject to potential offset on the statement of assets and liabilities as of August 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Assets
Forward currency contracts	$343,692	$(38,403)	$305,289

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Net Amount of Derivative Liabilities
Forward currency contracts	$99,236	$(38,403)	$60,833

7.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or

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Notes to Financial Statements  (Continued)

iSHARES® TRUST

other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

8.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements  (Continued)

iSHARES® TRUST

August 31, 2017, attributable to passive foreign investment companies, the expiration of capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI United Kingdom	$5,330,765	$132	$(5,330,897)
MSCI United Kingdom	15,939,760	1,002,613	(16,942,373)
MSCI United Kingdom Small-Cap	918,678	45,745	(964,423)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Currency Hedged MSCI United Kingdom
Ordinary income	$4,770,132	$217,579
Long-term capital gain	4,920,498	35,590

	$9,690,630	$253,169

MSCI United Kingdom
Ordinary income	$84,560,284	$97,031,722

MSCI United Kingdom Small-Cap
Ordinary income	$787,287	$427,464

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Currency Hedged MSCI United Kingdom	$—	$—	$689,451	$(5,790,472)	$(5,101,021)
MSCI United Kingdom	29,542,125	(182,091,280)	(507,010,759)	—	(659,559,914)
MSCI United Kingdom Small-Cap	203,580	(1,235,076)	1,006,996	—	(24,500)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and foreign currency contracts, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI United Kingdom	$136,016,930	$23,559,917	$22,514,433	$182,091,280
MSCI United Kingdom Small-Cap	1,235,076	—	—	1,235,076

[a]	Must be utilized prior to losses subject to expiration.

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The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Currency Hedged MSCI United Kingdom ETF,

iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Currency Hedged MSCI United Kingdom ETF, iShares MSCI United Kingdom ETF and iShares MSCI United Kingdom Small-Cap ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information  (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Currency Hedged MSCI United Kingdom	$1,388,172
MSCI United Kingdom	107,401,254
MSCI United Kingdom Small-Cap	718,948

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI United Kingdom	$108,594,983	$1,048,401
MSCI United Kingdom Small-Cap	870,485	11,408

For the fiscal year ended August 31, 2017, the iShares Currency Hedged MSCI United Kingdom ETF intends to pass through to its shareholders foreign source income earned of $1,419,486 and foreign taxes paid of $9,977 by the underlying fund.

The iShares Currency Hedged MSCI United Kingdom ETF hereby designates $4,940,622 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2017.

The iShares Currency Hedged MSCI United Kingdom ETF hereby designates $3,351,940 as short-term capital gain dividends for the fiscal year ended August 31, 2017.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Currency Hedged MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, EXTENT and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in an underlying iShares fund that has breakpoints, the shareholders of the Fund would benefit from such breakpoints in the underlying iShares fund’s investment advisory fee rate as the assets of the underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI United Kingdom ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract  (Continued)

iSHARES® TRUST

year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund already provided for breakpoints in the Fund’s investment advisory fee rate, and that, following negotiations, BFA and the Board had agreed to revise the Advisory Contract for the Fund to provide for an additional breakpoint as the assets of the Fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory Contract  (Continued)

iSHARES® TRUST

higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares MSCI United Kingdom Small-Cap ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (Continued)

iSHARES® TRUST

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	55

Board Review and Approval of Investment Advisory Contract  (Continued)

iSHARES® TRUST

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory Contract  (Continued)

iSHARES® TRUST

complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	57

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Currency Hedged MSCI United Kingdom	$0.842634	$3.063867	$—	$3.906501	22%	78%	—%	100%
MSCI United Kingdom	1.162135	—	—	1.162135	100	—	—	100
MSCI United Kingdom Small-Cap	1.028768	—	—	1.028768	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV,

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Currency Hedged MSCI United Kingdom ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.20%
Greater than 0.5% and Less than 1.0%	2	0.39
Greater than 0.0% and Less than 0.5%	277	54.63
At NAV	23	4.54
Less than 0.0% and Greater than –0.5%	204	40.24

	507	100.00%

iShares MSCI United Kingdom ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.07%
Greater than 1.5% and Less than 2.0%	12	0.87
Greater than 1.0% and Less than 1.5%	58	4.19
Greater than 0.5% and Less than 1.0%	303	21.91
Greater than 0.0% and Less than 0.5%	617	44.62
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	293	21.20
Less than –0.5% and Greater than –1.0%	74	5.35
Less than –1.0% and Greater than –1.5%	10	0.72
Less than –1.5% and Greater than –2.0%	2	0.14
Less than –2.0% and Greater than –2.5%	1	0.07
Less than –2.5%	2	0.14

	1,383	100.00%

SUPPLEMENTAL INFORMATION	59

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI United Kingdom Small-Cap ETF

Period Covered: January 25, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	1	0.07%
Greater than 2.0% and Less than 2.5%	4	0.29
Greater than 1.5% and Less than 2.0%	18	1.32
Greater than 1.0% and Less than 1.5%	95	6.94
Greater than 0.5% and Less than 1.0%	295	21.56
Greater than 0.0% and Less than 0.5%	472	34.51
At NAV	13	0.95
Less than 0.0% and Greater than –0.5%	382	27.93
Less than –0.5% and Greater than –1.0%	77	5.63
Less than –1.0% and Greater than –1.5%	9	0.66
Less than –1.5% and Greater than –2.0%	1	0.07
Less than –2.0% and Greater than –2.5%	1	0.07

	1,368	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI United Kingdom ETF (the “Fund”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Fund.

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to the Fund is included in the aggregate figures disclosed.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information  (Unaudited) (Continued)

iSHARES® TRUST

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to the Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016 was USD 210.42 thousand. This figure is comprised of fixed remuneration of USD 82.78 thousand and variable remuneration of USD 127.64 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the Fund in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 29.10 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 7.01 thousand.

SUPPLEMENTAL INFORMATION	61

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	63

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	65

Notes:

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-813-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI Japan ETF | DEWJ | BATS
➢	iShares Currency Hedged MSCI Australia ETF | HAUD | NYSE Arca
➢	iShares Currency Hedged MSCI Canada ETF | HEWC | NYSE Arca
➢	iShares Currency Hedged MSCI Japan ETF | HEWJ | NYSE Arca
➢	iShares Currency Hedged MSCI Mexico ETF | HEWW | NYSE Arca
➢	iShares Currency Hedged MSCI South Korea ETF | HEWY | NYSE Arca
➢	iShares Edge MSCI Min Vol Global Currency Hedged ETF | HACV | BATS

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.24%	15.13%	15.72%	15.24%	15.13%	15.72%
Since Inception	5.57%	5.59%	6.10%	9.41%	9.44%	10.28%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,063.90	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Adaptive Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI Japan Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 15.24%, net of fees, while the total return for the Index was 15.72%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

Japan’s economy expanded for the reporting period, reaching its longest period of sustained growth since 2006. Consumer spending and exports were dual drivers of growth. Private consumption, which represented more than half of the country’s gross domestic product, rose as demand for clothing and mobile phones climbed. A weaker Japanese yen and global economic growth supported export demand.

Every sector contributed to the Index’s performance for the reporting period in U.S. dollar terms. The information technology sector was the largest sector contributor to the Index’s return. Companies in the sector generally benefited from rising demand as global economic growth strengthened. Increased shipments included those of flat panels, semiconductor manufacturing equipment, and electronics to Asian neighbors. The technology hardware and equipment industry and the software and services industry were the leading contributors in the sector.

Another significant contributor to the Index’s return for the reporting period in U.S. dollar terms was the industrials sector. Accelerating manufacturing activity supported the sector, driven by increased export demand, particularly for cars. Trading companies and distributors led the sector’s gains, followed by machinery companies.

Consumer discretionary stocks also contributed to the Index’s performance in U.S. dollar terms. Consumer spending, which has been a soft spot in the Japanese economy for several years, trended upward during the reporting period. The consumer durables industry supported the sector the most. Autos and components companies also contributed to the sector’s return amid strong global car sales.

In terms of currency performance, the Japanese yen depreciated against the U.S. dollar by approximately 6% for the reporting period. Extremely low inflation weighed on the Japanese yen, as the BOJ continued to signal low interest rates for the foreseeable future.

The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. The adaptive hedge fluctuated within a range of approximately 50% to 100% of the Index’s currency exposure during the reporting period. Partially hedging the declining Japanese yen helped offset some of the currency loss, however, the declining Japanese yen still had a relatively large negative impact on the Index’s performance for the reporting period.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Industrials	20.56%
Consumer Discretionary	20.07
Information Technology	12.70
Financials	12.30
Consumer Staples	7.85
Health Care	7.29
Materials	6.73
Telecommunication Services	5.55
Real Estate	4.11
Utilities	1.94
Energy	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Toyota Motor Corp.	4.47%
Mitsubishi UFJ Financial Group Inc.	2.25
SoftBank Group Corp.	2.04
Sumitomo Mitsui Financial Group Inc.	1.56
Keyence Corp.	1.54
Sony Corp.	1.51
KDDI Corp.	1.49
Honda Motor Co. Ltd.	1.47
Mizuho Financial Group Inc.	1.26
Takeda Pharmaceutical Co. Ltd.	1.22

TOTAL	18.81%

[1]	Table shown is for the iShares MSCI Japan ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	9.86%	10.13%	9.71%	9.86%	10.13%	9.71%
Since Inception	5.16%	5.23%	5.34%	11.57%	11.72%	11.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,013.20	$0.15	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Australia ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Australian equities while mitigating exposure to fluctuations between the value of the Australian dollar and the U.S. dollar, as represented by the MSCI Australia 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Australia ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 9.86%, net of fees, while the total return for the Index was 9.71%.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

As a resource-rich country, Australia is a key exporter of commodities. During the reporting period, rising commodities prices amid strengthening global demand drove up Australia’s mineral export levels, in turn pushing the country’s trade surplus to a record high. Improving economic growth in China was beneficial, as China takes in approximately 32% of Australia’s exports. Heavy flooding in the wake of Cyclone Debbie, however, temporarily constrained coal production as mines were damaged and roads and ports were closed.

The largest contributor to the Index’s performance in U.S. dollar terms during the reporting period was the financials sector. Banks were strong performers despite the dual challenges of margin erosion and increased capital requirements. In the first half of 2017, major banks increased their return on equity and reduced their average cost-to-income ratio, while increased competition and low interest rates modestly decreased margins.

Another key contributor to the Index’s performance was the materials sector. The metals and mining industry led sector gains, reflecting the rebound in global demand amid rising prices. Increased steel production in China supported demand for metallurgical coal and iron ore, both used in steel production. The consumer staples and healthcare sectors also contributed to the Index’s performance during the reporting period.

On the downside, the telecommunication services sector detracted modestly from the Index’s return in U.S. dollar terms for the reporting period. Although rising mobile broadband use offset a decline in revenues, increased usage required additional investment in mobile infrastructure.

In terms of currency performance, the Australian dollar appreciated against the U.S. dollar by approximately 5% for the reporting period, helped by rising commodities prices and strong international demand for Australian bonds. An improving Chinese economy also supported the Australian dollar, as exports to China were expected to increase.

The Australian dollar’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Australian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Australian equities measured in Australian dollars.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	42.05%
Materials	17.31
Real Estate	8.43
Consumer Staples	7.72
Health Care	7.05
Industrials	5.59
Energy	4.79
Consumer Discretionary	2.87
Utilities	2.29
Telecommunication Services	1.38
Information Technology	0.52

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Commonwealth Bank of Australia	10.42%
Westpac Banking Corp.	8.34
BHP Billiton Ltd.	6.99
Australia & New Zealand Banking Group Ltd.	6.86
National Australia Bank Ltd.	6.42
CSL Ltd.	4.64
Wesfarmers Ltd.	3.83
Woolworths Ltd.	2.67
Rio Tinto Ltd.	2.29
Macquarie Group Ltd.	2.23

TOTAL	54.69%

[1]	Table shown is for the iShares MSCI Australia ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	6.86%	6.29%	7.45%	6.86%	6.29%	7.45%
Since Inception	4.49%	4.34%	4.90%	10.04%	9.67%	10.94%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$991.20	$0.15	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Canada ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Canadian equities while mitigating exposure to fluctuations between the value of the Canadian dollar and the U.S. dollar, as represented by the MSCI Canada 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Canada ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 6.86%, net of fees, while the total return for the Index was 7.45%.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

Canada’s economy grew steadily during the reporting period, reaching an annual pace of 4.5% for the second quarter of 2017. Household spending was a key driver of strength, supported by strong wages, low unemployment, and inexpensive credit. Exports also contributed to economic momentum, with energy products experiencing the largest increase. As a sign that the Canadian export market was diversifying, shipments to non-U.S. trade partners grew 15% during the reporting period. Real estate prices continued their multi-year boom, rising throughout the reporting period. Citing strong economic conditions, Canada’s central bank raised its key interest rate in July 2017, from 0.50% to 0.75%.

The financials sector, which represented about 42% of the Index on average during the reporting period, made the largest contribution to the Index’s return in U.S. dollar terms. Banks led sector gains, reflecting solid earnings among large banks despite low interest rates. Insurers and diversified financial companies also contributed, benefiting from economic growth and the prospect of rising interest rates.

Another meaningful contributor to the Index’s performance for the reporting period was the industrials sector. The road and rail industry led strength in the sector, partly due to a boost from a government infrastructure plan.

Additionally, the materials and consumer discretionary sectors contributed to the Index’s performance, with the metals and mining industry and strong consumer spending levels, respectively, supporting gains in the sectors. On the downside, the healthcare sector detracted modestly from the Index’s performance in U.S. dollar terms during the reporting period.

In terms of currency performance, the Canadian dollar appreciated against the U.S. dollar by approximately 5% for the reporting period, as the Bank of Canada increased interest rates and set expectations for further rate increases. Rising demand for Canada’s natural resources also bolstered the Canadian dollar.

The Canadian dollar’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Canadian dollar’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Canadian equities measured in Canadian dollars.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	42.30%
Energy	21.18
Materials	10.86
Industrials	7.67
Consumer Discretionary	5.27
Consumer Staples	4.29
Information Technology	2.74
Telecommunication Services	2.50
Utilities	2.17
Real Estate	0.69
Health Care	0.33

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Royal Bank of Canada	8.17%
Toronto-Dominion Bank (The)	7.42
Bank of Nova Scotia (The)	5.60
Canadian National Railway Co.	4.63
Enbridge Inc.	4.36
Suncor Energy Inc.	3.89
Bank of Montreal	3.45
TransCanada Corp.	3.27
Manulife Financial Corp.	2.89
Canadian Imperial Bank of Commerce	2.69

TOTAL	46.37%

[1]	Table shown is for the iShares MSCI Canada ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	21.50%	21.60%	22.16%	21.50%	21.60%	22.16%
Since Inception	8.97%	8.97%	8.71%	36.03%	36.03%	34.89%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual				Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]		Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]		Annualized Expense Ratio [a]
$1,000.00	$1,059.20	$0.00	[c]	$1,000.00	$1,025.20	$0.00	[c]	0.00%	[d]

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.
[c]	Rounds to less than $0.01.
[d]	Rounds to less than 0.01%.

The iShares Currency Hedged MSCI Japan ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Japanese equities while mitigating exposure to fluctuations between the value of the Japanese yen and the U.S. dollar, as represented by the MSCI Japan 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Japan ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 21.50%, net of fees, while the total return for the Index was 22.16%.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

Japan’s economy expanded for the reporting period, reaching its longest period of sustained growth since 2006. Consumer spending and exports were dual drivers of growth. Private consumption, which represented more than half of the country’s gross domestic product, rose as demand for clothing and mobile phones climbed. A weaker Japanese yen and global economic growth supported export demand.

Every sector contributed to the Index’s performance for the reporting period in U.S. dollar terms. The information technology sector was the largest sector contributor to the Index’s return. Companies in the sector generally benefited from rising demand as global economic growth strengthened. Increased shipments included those of flat panels, semiconductor manufacturing equipment, and electronics to Asian neighbors. The technology hardware and equipment industry and the software and services industry were the leading contributors in the sector.

Another significant contributor to the Index’s return for the reporting period in U.S. dollar terms was the industrials sector. Accelerating manufacturing activity supported the sector, driven by increased export demand, particularly for cars. Trading companies and distributors led the sector’s gains, followed by machinery companies.

Consumer discretionary stocks also contributed to the Index’s performance in U.S. dollar terms. Consumer spending, which has been a soft spot in the Japanese economy for several years, trended upward during the reporting period. The consumer durables industry supported the sector the most. Autos and components companies also contributed to the sector’s return amid strong global car sales.

In terms of currency performance, the Japanese yen depreciated against the U.S. dollar by approximately 6% for the reporting period. Extremely low inflation weighed on the Japanese yen, as the BOJ continued to signal low interest rates for the foreseeable future. The Japanese yen also declined sharply following the U.S. presidential election.

The Japanese yen’s negative performance meant hedging activity contributed to the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the Japanese yen’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Japanese equities measured in Japanese yen.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Industrials	20.56%
Consumer Discretionary	20.07
Information Technology	12.70
Financials	12.30
Consumer Staples	7.85
Health Care	7.29
Materials	6.73
Telecommunication Services	5.55
Real Estate	4.11
Utilities	1.94
Energy	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Toyota Motor Corp.	4.47%
Mitsubishi UFJ Financial Group Inc.	2.25
SoftBank Group Corp.	2.04
Sumitomo Mitsui Financial Group Inc.	1.56
Keyence Corp.	1.54
Sony Corp.	1.51
KDDI Corp.	1.49
Honda Motor Co. Ltd.	1.47
Mizuho Financial Group Inc.	1.26
Takeda Pharmaceutical Co. Ltd.	1.22

TOTAL	18.81%

[1]	Table shown is for the iShares MSCI Japan ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	3.24%	2.80%	3.20%	3.24%	2.80%	3.20%
Since Inception	4.07%	3.91%	4.49%	9.07%	8.70%	9.99%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,071.60	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI Mexico ETF (the “Fund”) seeks to track the investment results of an index composed of large-, mid- and small-capitalization Mexican equities while mitigating exposure to fluctuations between the value of the Mexican peso and the U.S. dollar, as represented by the MSCI Mexico IMI 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Mexico Capped ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 3.24%, net of fees, while the total return for the Index was 3.20%.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

Mexico is an export-driven economy, with manufactured goods representing 83% of shipments. The Mexican economy expanded during the reporting period, despite higher interest rates, rising inflation, and uncertainty about trade relations with the U.S. The U.S. presidential election temporarily raised the possibility of recession in Mexico amid concerns U.S. President Trump may end NAFTA, impose a 20% tax on Mexican imports, and pursue other policies that would be damaging to Mexican exports. Slow progress on the policies, however, alleviated concerns. Manufacturing output increased, reflecting a rise in the country’s automobile industry. Declining unemployment and solid remittance inflows helped the Mexican economy to retain its positive momentum.

Within the Index, the telecommunication services sector made the largest contribution to the Index’s return in U.S. dollar terms during the reporting period. Due to major reforms implemented in 2014 to improve competition, revenues within the sector grew 10.9% for 2016, exceeding many analysts’ expectations. Within the sector, wireless telecommunication services companies contributed the most to performance.

Another significant contributor to the Index’s performance for the reporting period was the materials sector. Gains in the sector were supported by strength among metals and mining companies and construction materials suppliers.

The financials and consumer staples sectors also contributed significantly to the Index’s performance for the reporting period. Financials companies benefited from improving global economic conditions. From an industry perspective, banks led the financial sector’s advance. Food, beverage, and tobacco companies and food and staples retailers supported performance in the consumer staples sector.

In terms of currency performance, the Mexican peso appreciated against the U.S. dollar by approximately 6% for the reporting period. The Mexican peso dropped sharply following the U.S. presidential election, recovering later in the reporting period. Conciliatory statements from the new administration reduced concerns about imminent trade disruption, while rising interest rates also helped the currency.

The Mexican peso’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the Mexican peso’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Mexican equities measured in Mexican pesos.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Consumer Staples	26.12%
Financials	16.02
Telecommunication Services	15.77
Materials	14.97
Industrials	11.41
Consumer Discretionary	7.66
Real Estate	5.93
Utilities	1.47
Health Care	0.65

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

America Movil SAB de CV Series L	14.84%
Fomento Economico Mexicano SAB de CV	9.08
Grupo Financiero Banorte SAB de CV Series O	7.89
Cemex SAB de CV CPO	6.17
Wal-Mart de Mexico SAB de CV	5.76
Grupo Televisa SAB	4.50
Grupo Mexico SAB de CV Series B	4.46
Fibra Uno Administracion SA de CV	2.46
Grupo Aeroportuario del Sureste SAB de CV Series B	2.28
Alfa SAB de CV	2.14

TOTAL	59.58%

[1]	Table shown is for the iShares MSCI Mexico Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.59%	24.26%	23.76%	24.59%	24.26%	23.76%
Since Inception	13.01%	12.91%	13.13%	30.47%	30.24%	30.68%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,160.50	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Currency Hedged MSCI South Korea ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization South Korean equities while mitigating exposure to fluctuations between the value of the South Korean won and the U.S. dollar, as represented by the MSCI Korea 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI South Korea Capped ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.59%, net of fees, while the total return for the Index was 23.76%.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

South Korea’s stock market reached an all-time high during the reporting period, driven up largely by foreign demand for technology stocks. By contrast, the country’s economic growth was tepid. Exports surged, hitting the eighth consecutive month of significant increases in August 2017. However, weak domestic demand limited economic growth and led the South Korean government to initiate a fiscal stimulus package aimed at creating public sector jobs and increasing social welfare subsidies.

The information technology sector was the largest sector at about 36% of the Index on average, and it was also the most significant contributor to the Index’s performance in U.S. dollar terms. Information technology stocks generally benefited from growing demand in an improving global economic environment during the reporting period. Within the sector, the technology hardware and equipment industry was the largest contributor to performance. Gains in the semiconductors and semiconductor equipment industry reflected a surge in semiconductor chip exports, up 58% in July 2017 compared with a year earlier.

Another meaningful contributor to the Index’s return for the reporting period was the financials sector. An improvement in global economic conditions, as well as expectations of a more lenient regulatory environment in the U.S., supported strength in the sector. From an industry standpoint, banks led the financial sector’s advance.

The materials and energy sectors were also meaningful contributors to the Index’s performance for the reporting period. Strength within the chemicals and the metals and mining industries supported the materials sector, while the oil, gas, and consumable fuels industry led energy sector gains. On the downside, the consumer staples and utilities sectors detracted modestly from the Index’s return in U.S. dollar terms.

In terms of currency performance, the South Korean won depreciated against the U.S. dollar by approximately 1% for the reporting period, as the U.S. presidential election led to uncertainty about trade relations with South Korea. Strong exports and improving consumer confidence helped the currency rebound in the second half of the reporting period.

The South Korean won’s negative performance meant hedging activity contributed to the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the negative impact of the South Korean won’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of South Korean equities measured in South Korean won.

ALLOCATION BY SECTOR1 As of 8/31/17

Sector	Percentage of Total Investments [2]

Information Technology	36.79%
Financials	14.95
Consumer Discretionary	12.34
Industrials	10.47
Materials	9.35
Consumer Staples	7.66
Health Care	3.10
Energy	2.87
Utilities	1.62
Telecommunication Services	0.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1 As of 8/31/17

Security	Percentage of Total Investments [2]

Samsung Electronics Co. Ltd.	22.26%
SK Hynix Inc.	5.00
POSCO	3.20
Shinhan Financial Group Co. Ltd.	2.79
KB Financial Group Inc.	2.77
Hyundai Motor Co.	2.70
NAVER Corp.	2.64
LG Chem Ltd.	2.21
Hyundai Mobis Co. Ltd.	2.02
Hana Financial Group Inc.	1.86

TOTAL	47.45%

[1]	Table shown is for the iShares MSCI South Korea Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	10.32%	10.16%	10.15%	10.32%	10.16%	10.15%
Since Inception	9.70%	9.66%	9.53%	18.61%	18.53%	18.22%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 10/29/15. The first day of secondary market trading was 11/2/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 20 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,064.70	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 20 for more information.

The iShares Edge MSCI Min Vol Global Currency Hedged ETF (the “Fund”) seeks to track the investment results of an index composed of developed and emerging market equities that, in the aggregate, have lower volatility characteristics relative to the broader developed and emerging equity markets while mitigating exposure to fluctuations between the value of the component currencies and the U.S. dollar, as represented by the MSCI ACWI Minimum Volatility (USD) 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares Edge MSCI Min Vol Global ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 10.32%, net of fees, while the total return for the Index was 10.15%.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

Low-volatility stocks in the U.S., the largest country weight in the Index during the reporting period, contributed the most to the Index’s return in U.S. dollar terms. U.S. stocks rose initially due to optimism about potentially stimulative fiscal policies from the new presidential administration, and they sustained their advance as corporate earnings growth improved, particularly among multinational companies with significant operations outside of the U.S.

Low-volatility stocks in Japan and Taiwan also contributed meaningfully to the Index’s return for the reporting period. A weaker Japanese yen, which bolstered export growth, and increased consumer spending domestically helped Japan’s economy expand throughout the reporting period. Taiwan’s technology-heavy stock market rose to its highest level in 27 years.

Other noteworthy contributors to the Index’s return for the reporting period, included Switzerland, Hong Kong, and Denmark. On the downside, low-volatility stocks in the U.K. and Singapore detracted fractionally from the Index’s return.

From a sector perspective, the financials sector contributed the most to the Index’s return for the reporting period in U.S. dollar terms, benefiting from improving global economic conditions, the Fed’s interest rate increases, and expectations of less stringent regulatory policies in the U.S. Insurance companies and banks led the advance in the financials sector.

The information technology sector also contributed meaningfully to the Index’s return for the reporting period, led by software and services companies. Other contributors to the Index’s performance included the healthcare and industrials sectors, while the real estate and consumer staples sectors detracted from the Index’s return.

The Index seeks lower volatility than the broader market with returns in line with the market over the long term. For the reporting period, the Index trailed the broader market, as represented by the MSCI ACWI Index. As the broader market rose sharply, stocks with relatively low volatility characteristics underperformed.

Relative to the broader market, the Index’s lack of exposure to France detracted from performance as the French equity market generated strong returns for the reporting period. In contrast, an overweight allocation in the Index to Japan benefited relative performance for the reporting period. On a sector basis, overweight allocations in the Index to the telecommunication services and consumer staples sectors weighed on relative performance as these sectors underperformed during the reporting period. On the positive side, an underweight allocation in the Index to the energy sector benefited relative performance.

The negative performance of the Index’s foreign currency exposures meant hedging activity contributed to the Index’s return for the reporting period, resulting in an Index return that was relatively close to the return of low-volatility global equities measured in local currencies.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Health Care	16.64%
Financials	13.73
Consumer Staples	13.12
Information Technology	12.46
Industrials	9.79
Consumer Discretionary	9.06
Utilities	8.25
Telecommunication Services	8.24
Real Estate	4.33
Materials	2.75
Energy	1.63

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/17

Country	Percentage of Total Investments [2]

United States	56.64%
Japan	12.69
Switzerland	5.06
Taiwan	4.04
Canada	3.61
Hong Kong	3.46
China	3.23
United Kingdom	1.56
Denmark	1.33
Singapore	0.90

TOTAL	92.52%

[1]	Table shown is for the iShares Edge MSCI Min Vol Global ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.24%

EXCHANGE-TRADED FUNDS — 100.24%
iShares MSCI Japan ETF[a]	97,270	$5,321,642

		5,321,642

TOTAL INVESTMENT COMPANIES
(Cost: $4,751,960)		5,321,642

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	2,838	2,838

		2,838

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,838)		2,838

Value
TOTAL INVESTMENTS IN SECURITIES — 100.29%
(Cost: $4,754,798)[c]	$5,324,480
Other Assets, Less Liabilities — (0.29)%	(15,485)

NET ASSETS — 100.00%	$5,308,995

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $4,765,910. Net unrealized appreciation was $558,570, of which $584,956 represented gross unrealized appreciation on investments and $26,386 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$169	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,425	1,413	[b]	—	2,838	2,838	—	—	16
iShares MSCI Japan ETF	286,366	36,461		(225,557)[d]	97,270	5,321,642	3,185	495,936	77,443

						$5,324,480	$3,354	$495,936	$77,459

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.
[d]	Includes 215,814 shares from a one-for-four reverse stock split.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
JPY	293,892,000	USD	2,658,204	MS	09/06/2017	$15,229
JPY	3,377,000	USD	30,715	MS	10/04/2017	45

						15,274

USD	2,662,287	JPY	293,892,000	MS	09/06/2017	(11,146)
USD	2,661,705	JPY	293,892,000	MS	10/04/2017	(15,294)

						(26,440)

			Net unrealized depreciation			$(11,166)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

JPY — Japanese Yen

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$5,321,642	$—	$—	$5,321,642
Money market funds	2,838	—	—	2,838

Total	$5,324,480	$—	$—	$5,324,480

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$15,274	$—	$15,274
Liabilities:
Forward currency contracts	—	(26,440)	—	(26,440)

Total	$—	$(11,166)	$—	$(11,166)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.19%

EXCHANGE-TRADED FUNDS — 100.19%
iShares MSCI Australia ETF[a]	50,995	$1,155,037

		1,155,037

TOTAL INVESTMENT COMPANIES
(Cost: $1,039,898)		1,155,037

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	631	631

		631

TOTAL SHORT-TERM INVESTMENTS (Cost: $631)		631

Value
TOTAL INVESTMENTS IN SECURITIES — 100.25%
(Cost: $1,040,529)[c]	$1,155,668
Other Assets, Less Liabilities — (0.25)%	(2,825)

NET ASSETS — 100.00%	$1,152,843

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,043,916. Net unrealized appreciation was $111,752, of which $120,369 represented gross unrealized appreciation on investments and $8,617 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$345	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,105	—		(4,474)[b]	631	631	—	—	11
iShares MSCI Australia ETF	488,097	32,394		(469,496)	50,995	1,155,037	1,101,992	(589,439)	164,813

						$1,155,668	$1,102,337	$(589,439)	$164,824

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI AUSTRALIA ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
AUD	4,318,000	USD	3,412,068	MS	09/06/2017	$20,487

						20,487

AUD	182,000	USD	145,230	MS	09/06/2017	(551)
USD	3,575,263	AUD	4,500,000	MS	09/06/2017	(1,972)
USD	1,145,590	AUD	1,445,000	MS	10/04/2017	(2,708)

						(5,231)

			Net unrealized appreciation			$15,256

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

AUD — Australian Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,155,037	$—	$—	$1,155,037
Money market funds	631	—	—	631

Total	$1,155,668	$—	$—	$1,155,668

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$20,487	$—	$20,487
Liabilities:
Forward currency contracts	—	(5,231)	—	(5,231)

Total	$—	$15,256	$—	$15,256

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.54%

EXCHANGE-TRADED FUNDS — 100.54%
iShares MSCI Canada ETF[a]	89,118	$2,483,719

		2,483,719

TOTAL INVESTMENT COMPANIES
(Cost: $2,320,340)		2,483,719

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	1,161	1,161

		1,161

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,161)		1,161

Value
TOTAL INVESTMENTS IN SECURITIES — 100.58%
(Cost: $2,321,501)[c]	$2,484,880
Other Assets, Less Liabilities — (0.58)%	(14,445)

NET ASSETS — 100.00%	$2,470,435

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,327,853. Net unrealized appreciation was $157,027, of which $178,013 represented gross unrealized appreciation on investments and $20,986 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$116	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,101	—		(3,940)[b]	1,161	1,161	—	—	11
iShares MSCI Canada ETF	416,192	21,940		(349,014)	89,118	2,483,719	1,349,963	(842,899)	46,522

						$2,484,880	$1,350,079	$(842,899)	$46,533

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI CANADA ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CAD	3,204,000	USD	2,551,238	MS	09/06/2017	$14,631
CAD	1,000	USD	798	MS	10/03/2017	3

						14,634

CAD	6,000	USD	4,805	MS	09/06/2017	—
USD	2,561,498	CAD	3,210,000	MS	09/06/2017	(9,176)
USD	2,464,838	CAD	3,095,000	MS	10/03/2017	(14,460)

						(23,636)

			Net unrealized depreciation			$(9,002)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CAD — Canadian Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,483,719	$—	$—	$2,483,719
Money market funds	1,161	—	—	1,161

Total	$2,484,880	$—	$—	$2,484,880

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$14,634	$—	$14,634
Liabilities:
Forward currency contracts	—	(23,636)	—	(23,636)

Total	$—	$(9,002)	$—	$(9,002)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.17%

EXCHANGE-TRADED FUNDS — 100.17%
iShares MSCI Japan ETF[a]	21,948,803	$1,200,819,012

		1,200,819,012

TOTAL INVESTMENT COMPANIES
(Cost: $1,136,322,419)		1,200,819,012

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $1,136,322,419)[b]		1,200,819,012
Other Assets, Less Liabilities — (0.17)%		(2,092,683)

NET ASSETS — 100.00%		$1,198,726,329

[a]	Affiliated issuer. See Schedule 1.
[b]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,139,737,956. Net unrealized appreciation was $61,081,056, of which $67,400,180 represented gross unrealized appreciation on investments and $6,319,124 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	11,486,790	—	(11,486,790)[b]	—	$—	$5,426	$—	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	78,476	—	(78,476)[b]	—	—	21	—		3,589
iShares MSCI Japan ETF	38,311,015	29,570,621	(45,932,833)[d]	21,948,803	1,200,819,012	18,732,315	83,830,965		16,550,616

					$1,200,819,012	$18,737,762	$83,830,965		$16,554,205

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.
[d]	Includes 26,020,572 shares from a one-for-four reverse stock split.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
JPY	821,161,000	USD	7,436,104	BNP	09/06/2017	$33,712
JPY	442,834,000	USD	4,013,788	JPM	09/06/2017	14,519
JPY	13,063,209,600	USD	118,383,543	MS	09/06/2017	447,926
JPY	404,815,000	USD	3,669,902	RBS	09/06/2017	12,559
JPY	120,854,854,400	USD	1,097,024,984	UBS	09/06/2017	2,349,544
USD	167,137	JPY	18,318,000	CITI	09/06/2017	505
USD	200,145	JPY	21,746,000	MS	09/06/2017	2,329
USD	133,694	JPY	14,567,000	RBS	09/06/2017	1,183
JPY	4,473,486,000	USD	40,704,685	NAB	10/03/2017	41,310

						2,903,587

JPY	984,403,000	USD	9,033,516	AUNZ	09/06/2017	(78,744)
JPY	1,307,259,000	USD	11,957,447	BNP	09/06/2017	(65,767)
JPY	1,474,981,000	USD	13,518,978	SSBSW	09/06/2017	(101,589)
USD	20,980,208	JPY	2,314,673,000	BNP	09/06/2017	(75,567)
USD	122,079,862	JPY	13,562,112,600	MS	09/06/2017	(1,289,954)
USD	1,110,889,997	JPY	123,422,100,400	NAB	09/06/2017	(11,837,875)
USD	118,537,157	JPY	13,063,209,600	MS	10/03/2017	(446,892)
USD	15,186,321	JPY	1,669,690,000	SSBSW	10/03/2017	(21,769)
USD	1,098,476,777	JPY	120,854,854,400	UBS	10/03/2017	(2,309,352)

						(16,227,509)

			Net unrealized depreciation			$(13,323,922)

Counterparties:

AUNZ — Australia and New Zealand Bank Group

BNP — BNP Paribas SA

CITI — Citibank N.A. London

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

NAB — National Australia Bank Limited

RBS — Royal Bank of Scotland

SSBSW — State Street Bank and Trust

UBS — UBS AG London

Currency abbreviations:

JPY — Japanese Yen

USD — United States Dollar

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI JAPAN ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,200,819,012	$—	$—	$1,200,819,012

Total	$1,200,819,012	$—	$—	$1,200,819,012

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$2,903,587	$—	$2,903,587
Liabilities:
Forward currency contracts	—	(16,227,509)	—	(16,227,509)

Total	$—	$(13,323,922)	$—	$(13,323,922)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.00%

EXCHANGE-TRADED FUNDS — 100.00%
iShares MSCI Mexico Capped ETF[a]	57,159	$3,227,769

		3,227,769

TOTAL INVESTMENT COMPANIES
(Cost: $2,750,845)		3,227,769

SHORT-TERM INVESTMENTS — 0.04%

MONEY MARKET FUNDS — 0.04%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	1,306	1,306

		1,306

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,306)		1,306

Value
TOTAL INVESTMENTS IN SECURITIES — 100.04%
(Cost: $2,752,151)[c]	$3,229,075
Other Assets, Less Liabilities — (0.04)%	(1,131)

NET ASSETS — 100.00%	$3,227,944

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,827,422. Net unrealized appreciation was $401,653, of which $478,878 represented gross unrealized appreciation on investments and $77,225 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$(77)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	640	666	[b]	—	1,306	1,306	—	—	7
iShares MSCI Mexico Capped ETF	23,115	96,663		(62,619)	57,159	3,227,769	(147,490)	620,913	44,234

						$3,229,075	$(147,567)	$620,913	$44,241

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI MEXICO ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
MXN	57,768,000	USD	3,228,988	MS	09/06/2017	$1,501
USD	3,152,328	MXN	56,321,000	MS	09/06/2017	2,757
USD	23,235	MXN	416,000	MS	10/03/2017	73

						4,331

USD	80,603	MXN	1,447,000	MS	09/06/2017	(316)
MXN	139,000	USD	7,780	MS	10/03/2017	(41)
USD	3,214,806	MXN	57,768,000	MS	10/03/2017	(1,597)

						(1,954)

			Net unrealized appreciation			$2,377

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

MXN — Mexican Peso

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$3,227,769	$—	$—	$3,227,769
Money market funds	1,306	—	—	1,306

Total	$3,229,075	$—	$—	$3,229,075

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$4,331	$—	$4,331
Liabilities:
Forward currency contracts	—	(1,954)	—	(1,954)

Total	$—	$2,377	$—	$2,377

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.06%

EXCHANGE-TRADED FUNDS — 100.06%
iShares MSCI South Korea Capped ETF[a]	21,414	$1,466,217

		1,466,217

TOTAL INVESTMENT COMPANIES
(Cost: $1,236,118)		1,466,217

SHORT-TERM INVESTMENTS — 0.06%

MONEY MARKET FUNDS — 0.06%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	812	812

		812

TOTAL SHORT-TERM INVESTMENTS
(Cost: $812)		812

Value
TOTAL INVESTMENTS IN SECURITIES — 100.12%
(Cost: $1,236,930)[c]	$1,467,029
Other Assets, Less Liabilities — (0.12)%	(1,763)

NET ASSETS — 100.00%	$1,465,266

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,236,978. Net unrealized appreciation was $230,051, of which $234,094 represented gross unrealized appreciation on investments and $4,043 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	6,146	—	(5,334)[b]	812	$812	$—	$—	$16
iShares MSCI South Korea Capped ETF	219,077	73,140	(270,803)	21,414	1,466,217	819,878	(636,563)	100,286

					$1,467,029	$819,878	$(636,563)	$100,302

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SOUTH KOREA ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
USD	1,506,210	KRW	1,692,486,000	MS	09/06/2017	$4,619
KRW	21,706,000	USD	19,307	MS	10/10/2017	2

						4,621

KRW	1,692,486,000	USD	1,503,884	MS	09/06/2017	(2,293)
USD	1,487,261	KRW	1,673,835,000	MS	10/10/2017	(1,702)

						(3,995)

			Net unrealized appreciation			$626

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

KRW — South Korean Won

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,466,217	$—	$—	$1,466,217
Money market funds	812	—	—	812

Total	$1,467,029	$—	$—	$1,467,029

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$4,621	$—	$4,621
Liabilities:
Forward currency contracts	—	(3,995)	—	(3,995)

Total	$—	$626	$—	$626

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	33

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.05%

EXCHANGE-TRADED FUNDS — 100.05%
iShares Edge MSCI Min Vol Global ETF[a]	34,828	$2,830,123

		2,830,123

TOTAL INVESTMENT COMPANIES
(Cost: $2,561,412)		2,830,123

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	1,405	1,405

		1,405

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,405)		1,405

Value
TOTAL INVESTMENTS IN SECURITIES — 100.10%
(Cost: $2,562,817)[c]	$2,831,528
Other Assets, Less Liabilities — (0.10)%	(2,732)

NET ASSETS — 100.00%	$2,828,796

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,565,043. Net unrealized appreciation was $265,755, of which $272,552 represented gross unrealized appreciation on investments and $6,797 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	801	604	[b]	—	$1,405	$1,405	$—	$—	$8
iShares Edge MSCI Min Vol Global ETF	17,315	19,250		(1,737)	34,828	2,830,123	(2,486)	181,901	67,839

						$2,831,528	$(2,486)	$181,901	$67,847

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CAD	122,000	USD	97,130	MS	09/06/2017	$572
CHF	136,000	USD	141,655	MS	09/06/2017	176
CLP	8,881,000	USD	14,153	MS	09/06/2017	51
DKK	3,000	USD	475	MS	09/06/2017	5
EUR	43,000	USD	51,166	MS	09/06/2017	26
GBP	34,000	USD	43,826	MS	09/06/2017	141
ILS	55,000	USD	15,326	MS	09/06/2017	20
INR	781,408	USD	12,208	MS	09/06/2017	14
JPY	39,541,000	USD	358,335	MS	09/06/2017	1,355
SGD	76,000	USD	55,980	MS	09/06/2017	69
TWD	9,000	USD	298	MS	09/06/2017	1
USD	45,873	GBP	35,000	MS	09/06/2017	614
USD	167,636	HKD	1,308,000	MS	09/06/2017	490
USD	15,455	ILS	55,000	MS	09/06/2017	109
USD	56,882	KRW	63,917,000	MS	09/06/2017	175
CHF	1,000	USD	1,043	MS	10/05/2017	2
CLP	51,000	USD	81	MS	10/05/2017	—
EUR	1,000	USD	1,191	MS	10/05/2017	2
JPY	160,000	USD	1,456	MS	10/05/2017	2
SGD	2,000	USD	1,473	MS	10/05/2017	2
USD	36,685	DKK	228,704	MS	10/05/2017	15
USD	898	TWD	27,000	MS	10/05/2017	—
KRW	513,000	USD	456	MS	10/10/2017	—

						3,841

DKK	228,704	USD	36,623	MS	09/06/2017	(12)
GBP	1,000	USD	1,320	MS	09/06/2017	(27)
HKD	1,308,000	USD	167,153	MS	09/06/2017	(8)
KRW	63,917,000	USD	56,790	MS	09/06/2017	(82)
TWD	4,793,000	USD	158,972	MS	09/06/2017	(90)
USD	97,353	CAD	122,000	MS	09/06/2017	(349)
USD	140,147	CHF	136,000	MS	09/06/2017	(1,684)
USD	13,668	CLP	8,881,000	MS	09/06/2017	(536)
USD	36,578	DKK	231,704	MS	09/06/2017	(513)
USD	50,473	EUR	43,000	MS	09/06/2017	(719)
USD	12,129	INR	781,408	MS	09/06/2017	(93)
USD	355,875	JPY	39,541,000	MS	09/06/2017	(3,816)
USD	55,924	SGD	76,000	MS	09/06/2017	(126)
USD	158,922	TWD	4,802,000	MS	09/06/2017	(258)
TWD	51,000	USD	1,697	MS	10/05/2017	(1)
USD	101,152	CAD	127,000	MS	10/05/2017	(586)
USD	142,971	CHF	137,000	MS	10/05/2017	(181)
USD	14,537	CLP	9,131,000	MS	10/05/2017	(55)
USD	640	DKK	4,000	MS	10/05/2017	(1)
USD	51,258	EUR	43,000	MS	10/05/2017	(14)
USD	43,872	GBP	34,000	MS	10/05/2017	(140)
USD	12,267	INR	787,408	MS	10/05/2017	(11)
USD	357,329	JPY	39,375,000	MS	10/05/2017	(1,347)
USD	28,004	SGD	38,000	MS	10/05/2017	(25)
USD	159,120	TWD	4,793,000	MS	10/05/2017	(275)
USD	171,657	HKD	1,342,000	MS	10/10/2017	(3)
USD	15,624	ILS	56,000	MS	10/10/2017	(21)
USD	56,792	KRW	63,917,000	MS	10/10/2017	(65)

						(11,038)

			Net unrealized depreciation			$(7,197)

SCHEDULES OF INVESTMENTS	35

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL CURRENCY HEDGED ETF

August 31, 2017

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CAD — Canadian Dollar

CHF — Swiss Franc

CLP — Chilean Peso

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

ILS — Israeli Shekel

INR — Indian Rupee

JPY — Japanese Yen

KRW — South Korean Won

SGD — Singapore Dollar

TWD — Taiwan New Dollar

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,830,123	$—	$—	$2,830,123
Money market funds	1,405	—	—	1,405

Total	$2,831,528	$—	$—	$2,831,528

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$3,841	$—	$3,841
Liabilities:
Forward currency contracts	—	(11,038)	—	(11,038)

Total	$—	$(7,197)	$—	$(7,197)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$4,754,798	$1,040,529	$2,321,501

Total cost of investments in securities	$4,754,798	$1,040,529	$2,321,501

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$5,324,480	$1,155,668	$2,484,880
Receivables:
Dividends and interest	4	1	—
Unrealized appreciation on forward currency contracts (Note 1)	15,274	20,487	14,634

Total Assets	5,339,758	1,176,156	2,499,514

LIABILITIES
Payables:
Investment securities purchased	4,323	18,030	5,380
Unrealized depreciation on forward currency contracts (Note 1)	26,440	5,231	23,636
Investment advisory fees (Note 2)	—	52	63

Total Liabilities	30,763	23,313	29,079

NET ASSETS	$5,308,995	$1,152,843	$2,470,435

Net assets consist of:
Paid-in capital	$4,919,674	$1,717,994	$2,589,300
Undistributed net investment income	5	—	—
Accumulated net realized loss	(169,200)	(695,546)	(273,242)
Net unrealized appreciation	558,516	130,395	154,377

NET ASSETS	$5,308,995	$1,152,843	$2,470,435

Shares outstanding[a]	200,000	50,000	100,000

Net asset value per share	$26.54	$23.06	$24.70

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$1,136,322,419	$2,752,151	$1,236,930

Total cost of investments in securities	$1,136,322,419	$2,752,151	$1,236,930

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$1,200,819,012	$3,229,075	$1,467,029
Cash pledged to broker for forward currency contracts	980,000	—	—
Receivables:
Investment securities sold	10,528,944	—	—
Dividends and interest	13	188	—
Unrealized appreciation on forward currency contracts (Note 1)	2,903,587	4,331	4,621

Total Assets	1,215,231,556	3,233,594	1,471,650

LIABILITIES
Payables:
Investment securities purchased	—	3,614	2,389
Due to custodian	277,718	—	—
Unrealized depreciation on forward currency contracts (Note 1)	16,227,509	1,954	3,995
Investment advisory fees (Note 2)	—	82	—

Total Liabilities	16,505,227	5,650	6,384

NET ASSETS	$1,198,726,329	$3,227,944	$1,465,266

Net assets consist of:
Paid-in capital	$1,235,193,370	$3,211,758	$1,235,215
Undistributed net investment income	—	112	—
Accumulated net realized loss	(87,639,712)	(463,227)	(674)
Net unrealized appreciation	51,172,671	479,301	230,725

NET ASSETS	$1,198,726,329	$3,227,944	$1,465,266

Shares outstanding[a]	40,550,000	150,000	50,000

Net asset value per share	$29.56	$21.52	$29.31

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

iShares Edge MSCI Min Vol Global Currency Hedged ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$2,562,817

Total cost of investments in securities	$2,562,817

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,831,528
Receivables:
Investment securities sold	4,534
Dividends and interest	3
Unrealized appreciation on forward currency contracts (Note 1)	3,841

Total Assets	2,839,906

LIABILITIES
Payables:
Unrealized depreciation on forward currency contracts (Note 1)	11,038
Investment advisory fees (Note 2)	72

Total Liabilities	11,110

NET ASSETS	$2,828,796

Net assets consist of:
Paid-in capital	$2,602,346
Accumulated net realized loss	(35,064)
Net unrealized appreciation	261,514

NET ASSETS	$2,828,796

Shares outstanding[a]	100,000

Net asset value per share	$28.29

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	39

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$77,458	$164,824	$46,533
Securities lending income — affiliated — net (Note 2)	71	2,987	249

Total investment income	77,529	167,811	46,782

EXPENSES
Investment advisory fees (Note 2)	27,986	31,168	28,627
Proxy fees	111	79	55

Total expenses	28,097	31,247	28,682
Less investment advisory fees waived (Note 2)	(28,097)	(29,739)	(27,297)

Net expenses	—	1,508	1,385

Net investment income	77,529	166,303	45,397

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	3,354	11,494	2,035
In-kind redemptions — affiliated (Note 2)	—	1,090,843	1,348,044
Forward currency contracts	73,024	(162,810)	7,205

Net realized gain	76,378	939,527	1,357,284

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	495,936	(589,439)	(842,899)
Forward currency contracts	(36,381)	1,682	(7,103)

Net change in unrealized appreciation/depreciation	459,555	(587,757)	(850,002)

Net realized and unrealized gain	535,933	351,770	507,282

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$613,462	$518,073	$552,679

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$16,554,205	$44,241	$100,302
Securities lending income — affiliated — net (Note 2)	6,553	2,658	256

Total investment income	16,560,758	46,899	100,558

EXPENSES
Investment advisory fees (Note 2)	4,765,104	14,122	38,452
Proxy fees	24,669	69	29

Total expenses	4,789,773	14,191	38,481
Less investment advisory fees waived (Note 2)	(4,762,236)	(13,508)	(38,481)

Net expenses	27,537	683	—

Net investment income	16,533,221	46,216	100,558

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(2,389,070)	(125,355)	(13,880)
In-kind redemptions — affiliated (Note 2)	21,126,811	(22,212)	833,758
Forward currency contracts	19,026,213	(376,981)	313,026
Realized gain distributions from affiliated funds	21	—	—

Net realized gain (loss)	37,763,975	(524,548)	1,132,904

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	83,830,965	620,913	(636,563)
Forward currency contracts	(4,018,829)	6,748	138,407

Net change in unrealized appreciation/depreciation	79,812,136	627,661	(498,156)

Net realized and unrealized gain	117,576,111	103,113	634,748

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,109,332	$149,329	$735,306

See notes to financial statements.

FINANCIAL STATEMENTS	41

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

iShares Edge MSCI Min Vol Global Currency Hedged ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$67,847
Securities lending income — affiliated — net (Note 2)	172

Total investment income	68,019

EXPENSES
Investment advisory fees (Note 2)	9,823
Proxy fees	59

Total expenses	9,882
Less investment advisory fees waived (Note 2)	(9,107)

Net expenses	775

Net investment income	67,244

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(2,486)
Forward currency contracts	9,653

Net realized gain	7,167

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	181,901
Forward currency contracts	4,259

Net change in unrealized appreciation/depreciation	186,160

Net realized and unrealized gain	193,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,571

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI Japan ETF		iShares Currency Hedged MSCI Australia ETF
	Year ended August 31, 2017	Period from January 5, 2016[a] to August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$77,529	$27,523	$166,303	$200,593
Net realized gain (loss)	76,378	(245,578)	939,527	(346,226)
Net change in unrealized appreciation/depreciation	459,555	98,961	(587,757)	940,596

Net increase (decrease) in net assets resulting from operations	613,462	(119,094)	518,073	794,963

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(77,558)	(27,489)	(166,741)	(200,286)
From net realized gain	—	—	—	(181,301)

Total distributions to shareholders	(77,558)	(27,489)	(166,741)	(381,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,253,408	5,994,465	—	9,340,734
Cost of shares redeemed	—	(2,328,199)	(9,108,516)	(2,196,546)

Net increase (decrease) in net assets from capital share transactions	1,253,408	3,666,266	(9,108,516)	7,144,188

INCREASE (DECREASE) IN NET ASSETS	1,789,312	3,519,683	(8,757,184)	7,557,564

NET ASSETS
Beginning of period	3,519,683	—	9,910,027	2,352,463

End of period	$5,308,995	$3,519,683	$1,152,843	$9,910,027

Undistributed net investment income included in net assets at end of period	$5	$34	$—	$307

SHARES ISSUED AND REDEEMED
Shares sold	50,000	250,000	—	450,000
Shares redeemed	—	(100,000)	(400,000)	(100,000)

Net increase (decrease) in shares outstanding	50,000	150,000	(400,000)	350,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Canada ETF		iShares Currency Hedged MSCI Japan ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$45,397	$116,603	$16,533,221	$10,093,947
Net realized gain (loss)	1,357,284	(373,996)	37,763,975	(158,007,611)
Net change in unrealized appreciation/depreciation	(850,002)	1,211,506	79,812,136	34,070,446

Net increase (decrease) in net assets resulting from operations	552,679	954,113	134,109,332	(113,843,218)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(45,516)	(116,603)	(16,546,504)	(10,081,622)
From net realized gain	—	(142,133)	—	(12,890,747)
Return of capital	—	(507)	—	—

Total distributions to shareholders	(45,516)	(259,243)	(16,546,504)	(22,972,369)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	7,551,188	1,247,124,607	1,294,488,952
Cost of shares redeemed	(8,629,468)	—	(641,976,488)	(1,416,739,199)

Net increase (decrease) in net assets from capital share transactions	(8,629,468)	7,551,188	605,148,119	(122,250,247)

INCREASE (DECREASE) IN NET ASSETS	(8,122,305)	8,246,058	722,710,947	(259,065,834)

NET ASSETS
Beginning of year	10,592,740	2,346,682	476,015,382	735,081,216

End of year	$2,470,435	$10,592,740	$1,198,726,329	$476,015,382

Undistributed net investment income included in net assets at end of year	$—	$—	$—	$12,325

SHARES ISSUED AND REDEEMED
Shares sold	—	350,000	44,500,000	51,000,000
Shares redeemed	(350,000)	—	(23,200,000)	(56,700,000)

Net increase (decrease) in shares outstanding	(350,000)	350,000	21,300,000	(5,700,000)

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Mexico ETF		iShares Currency Hedged MSCI South Korea ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$46,216	$44,457	$100,558	$913,065
Net realized gain (loss)	(524,548)	83,887	1,132,904	(2,366,760)
Net change in unrealized appreciation/depreciation	627,661	262	(498,156)	1,068,832

Net increase (decrease) in net assets resulting from operations	149,329	128,606	735,306	(384,863)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(46,128)	(44,433)	(100,689)	(912,932)
From net realized gain	(110,888)	(141,495)	(296,450)	(48,148)

Total distributions to shareholders	(157,016)	(185,928)	(397,139)	(961,080)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,095,059	—	2,529,942	45,164,809
Cost of shares redeemed	(2,036,612)	(1,168,814)	(13,756,301)	(33,735,309)

Net increase (decrease) in net assets from capital share transactions	2,058,447	(1,168,814)	(11,226,359)	11,429,500

INCREASE (DECREASE) IN NET ASSETS	2,050,760	(1,226,136)	(10,888,192)	10,083,557

NET ASSETS
Beginning of year	1,177,184	2,403,320	12,353,458	2,269,901

End of year	$3,227,944	$1,177,184	$1,465,266	$12,353,458

Undistributed net investment income included in net assets at end of year	$112	$24	$—	$133

SHARES ISSUED AND REDEEMED
Shares sold	200,000	—	100,000	1,900,000
Shares redeemed	(100,000)	(50,000)	(550,000)	(1,500,000)

Net increase (decrease) in shares outstanding	100,000	(50,000)	(450,000)	400,000

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Edge MSCI Min Vol Global Currency Hedged ETF
	Year ended August 31, 2017	Period from October 29, 2015[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$67,244	$56,836
Net realized gain	7,167	61,803
Net change in unrealized appreciation/depreciation	186,160	75,354

Net increase in net assets resulting from operations	260,571	193,993

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(67,377)	(56,955)

Total distributions to shareholders	(67,377)	(56,955)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,320,799	2,501,061
Cost of shares redeemed	—	(1,323,296)

Net increase in net assets from capital share transactions	1,320,799	1,177,765

INCREASE IN NET ASSETS	1,513,993	1,314,803

NET ASSETS
Beginning of period	1,314,803	—

End of period	$2,828,796	$1,314,803

SHARES ISSUED AND REDEEMED
Shares sold	50,000	100,000
Shares redeemed	—	(50,000)

Net increase in shares outstanding	50,000	50,000

[a]	Commencement of operations.

See notes to financial statements.

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Adaptive Currency Hedged MSCI Japan ETF

	Year ended Aug. 31, 2017	Period from Jan. 5, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$23.46	$24.92

Income from investment operations:
Net investment income[b]	0.44	0.23
Net realized and unrealized gain (loss)[c]	3.10	(1.51)

Total from investment operations	3.54	(1.28)

Less distributions from:
Net investment income	(0.46)	(0.18)

Total distributions	(0.46)	(0.18)

Net asset value, end of period	$26.54	$23.46

Total return	15.24%	(5.06)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,309	$3,520
Ratio of expenses to average net assets[e],[f]	0.00%	0.00%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.62%	0.62%
Ratio of net investment income to average net assets[e]	1.72%	1.57%
Portfolio turnover rate[g,h]	8%	2%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
h	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 131 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	47

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Australia ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$22.02	$23.52	$24.48

Income from investment operations:
Net investment income (loss)[b]	0.75	0.72	(0.00)[c]
Net realized and unrealized gain (loss)[d]	1.40	0.49	(0.96)

Total from investment operations	2.15	1.21	(0.96)

Less distributions from:
Net investment income	(1.11)	(0.90)	—
Net realized gain	—	(1.81)	—

Total distributions	(1.11)	(2.71)	—

Net asset value, end of period	$23.06	$22.02	$23.52

Total return	9.86%	5.70%	(3.92)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,153	$9,910	$2,352
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	3.31%	3.33%	(0.04)%
Portfolio turnover rate[h,i]	13%	15%	0%[e,j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 129 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Canada ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.54	$23.47	$24.36

Income from investment operations:
Net investment income (loss)[b]	0.24	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	1.38	1.07	(0.89)

Total from investment operations	1.62	1.48	(0.89)

Less distributions from:
Net investment income	(0.46)	(0.46)	—
Net realized gain	—	(0.95)	—
Return of capital	—	(0.00)[c]	—

Total distributions	(0.46)	(1.41)	—

Net asset value, end of period	$24.70	$23.54	$23.47

Total return	6.86%	6.92%	(3.69)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,470	$10,593	$2,347
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.05%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	0.98%	1.84%	(0.05)%
Portfolio turnover rate[h,i]	8%	13%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 130 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Japan ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$24.73	$29.46	$25.02	$23.53

Income from investment operations:
Net investment income[b]	0.52	0.41	0.43	0.13
Net realized and unrealized gain (loss)[c]	4.78	(4.11)	4.58	1.53

Total from investment operations	5.30	(3.70)	5.01	1.66

Less distributions from:
Net investment income	(0.47)	(0.44)	(0.32)	(0.17)
Net realized gain	—	(0.59)	(0.25)	(0.00)[d]

Total distributions	(0.47)	(1.03)	(0.57)	(0.17)

Net asset value, end of period	$29.56	$24.73	$29.46	$25.02

Total return	21.50%	(12.91)%	20.08%	7.05%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,198,726	$476,015	$735,081	$32,531
Ratio of expenses to average net assets[f,g]	0.00%[h]	0.00%[h]	0.01%	0.01%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[f]	1.84%	1.57%	1.39%	0.94%
Portfolio turnover rate[i,j]	11%	11%	12%	1%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Rounds to less than 0.01%.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 131 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Mexico ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.54	$24.03	$24.43

Income from investment operations:
Net investment income (loss)[b]	0.43	0.49	(0.00)[c]
Net realized and unrealized gain (loss)[d]	0.09	1.15	(0.40)

Total from investment operations	0.52	1.64	(0.40)

Less distributions from:
Net investment income	(0.33)	(0.71)	—
Net realized gain	(2.21)	(1.42)	—

Total distributions	(2.54)	(2.13)	—

Net asset value, end of period	$21.52	$23.54	$24.03

Total return	3.24%	7.41%	(1.64)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,228	$1,177	$2,403
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	2.03%	2.11%	(0.04)%
Portfolio turnover rate[h,i]	12%	22%	0%[e,j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 132 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI South Korea ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$24.71	$22.70	$24.64

Income from investment operations:
Net investment income (loss)[b]	0.51	2.12	(0.00)[c]
Net realized and unrealized gain (loss)[d]	5.29	0.92	(1.94)

Total from investment operations	5.80	3.04	(1.94)

Less distributions from:
Net investment income	(0.35)	(0.55)	—
Net realized gain	(0.85)	(0.48)	—

Total distributions	(1.20)	(1.03)	—

Net asset value, end of period	$29.31	$24.71	$22.70

Total return	24.59%	13.67%	(7.87)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,465	$12,353	$2,270
Ratio of expenses to average net assets[f,g]	0.00%	0.00%	0.02%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.77%	0.77%	0.77%
Ratio of net investment income (loss) to average net assets[f]	2.01%	9.13%	(0.02)%
Portfolio turnover rate[h,i]	25%	21%	2%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 133 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Edge MSCI Min Vol Global Currency Hedged ETF

	Year ended Aug. 31, 2017	Period from Oct. 29, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$26.30	$25.01

Income from investment operations:
Net investment income[b]	0.70	0.57
Net realized and unrealized gain[c]	1.96	1.29

Total from investment operations	2.66	1.86

Less distributions from:
Net investment income	(0.67)	(0.57)

Total distributions	(0.67)	(0.57)

Net asset value, end of period	$28.29	$26.30

Total return	10.32%	7.51%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,829	$1,315
Ratio of expenses to average net assets[e,f]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[e,f]	0.38%	0.38%
Ratio of net investment income to average net assets[e]	2.60%	2.70%
Portfolio turnover rate[g,h]	5%	4%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[h]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 128 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	53

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Japan	Non-diversified
Currency Hedged MSCI Australia	Non-diversified
Currency Hedged MSCI Canada	Non-diversified
Currency Hedged MSCI Japan	Diversified	[a]
Currency Hedged MSCI Mexico	Non-diversified
Currency Hedged MSCI South Korea	Non-diversified
Edge MSCI Min Vol Global Currency Hedged	Non-diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the Funds have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to the iShares Adaptive Currency Hedged MSCI Japan ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Japan ETF (“EWJ”), after taking into account any fee waivers by EWJ.

For its investment advisory services to the iShares Currency Hedged MSCI Australia ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Australia ETF (“EWA”), after taking into account any fee waivers by EWA, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Canada ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Canada ETF (“EWC”), after taking into account any fee waivers by EWC, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Japan ETF, BFA is entitled to an annual investment advisory fee of 0.53%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. The total of the investment advisory fee and acquired fund fees and expenses is a fund’s total annual operating expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds, provided that the waiver be no greater than the Fund’s investment advisory fee of 0.53%. BFA has also contractually agreed to waive an additional portion of its investment advisory fee for the Fund through December 31, 2020 such that the Fund’s total annual operating expenses after fee waiver will be equal to the greater of the acquired fund fees and expenses or 0.48%.

For its investment advisory services to the iShares Currency Hedged MSCI Mexico ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Mexico Capped ETF (“EWW”), after taking into account any fee waivers by EWW, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI South Korea ETF, BFA is entitled to an annual investment advisory fee of 0.77%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI South Korea Capped ETF (“EWY”), after taking into account any fee waivers by EWY, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in the investment advisory fee of 0.03% through December 31, 2020.

For its investment advisory services to the iShares Edge MSCI Min Vol Global Currency Hedged ETF, BFA is entitled to an annual investment advisory fee of 0.38%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to investments by the Fund in the iShares Edge MSCI Min Vol Global ETF (“ACWV”). BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses that would have been experienced by the Fund related to its investment in ACWV, after taking into account any fee waivers by ACWV, plus 0.03%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements (Continued)

iSHARES® TRUST

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI Japan	$20
Currency Hedged MSCI Australia	717
Currency Hedged MSCI Canada	80
Currency Hedged MSCI Japan	1,913
Currency Hedged MSCI Mexico	710
Currency Hedged MSCI South Korea	76
Edge MSCI Min Vol Global Currency Hedged	32

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of the Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Adaptive Currency Hedged MSCI Japan	1	48%
Currency Hedged MSCI Mexico	1	20%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Japan	$398,531	$340,960
Currency Hedged MSCI Australia	672,664	838,345
Currency Hedged MSCI Canada	567,401	407,900
Currency Hedged MSCI Japan	135,170,939	97,932,317
Currency Hedged MSCI Mexico	262,081	838,890
Currency Hedged MSCI South Korea	1,360,788	1,282,058
Edge MSCI Min Vol Global Currency Hedged	143,886	131,831

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Adaptive Currency Hedged MSCI Japan	$1,248,377	$—
Currency Hedged MSCI Australia	—	9,061,156
Currency Hedged MSCI Canada	—	8,716,667
Currency Hedged MSCI Japan	1,231,289,640	640,731,794
Currency Hedged MSCI Mexico	4,172,881	2,008,341
Currency Hedged MSCI South Korea	2,783,356	13,928,553
Edge MSCI Min Vol Global Currency Hedged	1,325,483	—

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	FORWARD CURRENCY CONTRACTS

Each Fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another

NOTES TO FINANCIAL STATEMENTS	61

Notes to Financial Statements (Continued)

iSHARES® TRUST

currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$15,274	$20,487	$14,634

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$2,903,587	$4,331	$4,621

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$3,841

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Liabilities
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$26,440	$5,231	$23,636

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$16,227,509	$1,954	$3,995

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation (depreciation)	$11,038

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$73,024	$(162,810)	$7,205

NOTES TO FINANCIAL STATEMENTS	63

Notes to Financial Statements (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$19,026,213	$(376,981)	$313,026

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$9,653

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$(36,381)	$1,682	$(7,103)

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$(4,018,829)	$6,748	$138,407

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$4,259

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2017:

	iShares Adaptive Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Australia ETF	iShares Currency Hedged MSCI Canada ETF
Average amounts purchased in U.S. dollars	$3,355,554	$6,191,195	$5,838,529
Average amounts sold in U.S. dollars	$6,261,662	$11,890,118	$11,683,661

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Japan ETF	iShares Currency Hedged MSCI Mexico ETF	iShares Currency Hedged MSCI South Korea ETF
Average amounts purchased in U.S. dollars	$974,884,553	$2,267,567	$6,704,867
Average amounts sold in U.S. dollars	$1,849,407,833	$4,398,392	$11,996,321

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Average amounts purchased in U.S. dollars	$1,262,716
Average amounts sold in U.S. dollars	$2,271,820

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for NDFs, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities – affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	65

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Pledged	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI Japan ETF
Forward currency contracts	$15,274	$(15,274)	$—	$—

iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$20,487	$(5,231)	$—	$15,256

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$14,634	$(14,634)	$—	$—

iShares Currency Hedged MSCI Japan ETF
Forward currency contracts	$2,903,587	$(2,834,629)	$—	$68,958

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$4,331	$(1,954)	$—	$2,377

iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$4,621	$(3,995)	$—	$626

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$3,841	$(3,841)	$—	$—

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Pledged [a]	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI Japan ETF
Forward currency contracts	$26,440	$(15,274)	$—	$11,166

iShares Currency Hedged MSCI Australia ETF
Forward currency contracts	$5,231	$(5,231)	$—	$—

iShares Currency Hedged MSCI Canada ETF
Forward currency contracts	$23,636	$(14,634)	$—	$9,002

iShares Currency Hedged MSCI Japan ETF
Forward currency contracts	$16,227,509	$(2,834,629)	$(980,000)	$12,412,880

iShares Currency Hedged MSCI Mexico ETF
Forward currency contracts	$1,954	$(1,954)	$—	$—

iShares Currency Hedged MSCI South Korea ETF
Forward currency contracts	$3,995	$(3,995)	$—	$—

iShares Edge MSCI Min Vol Global Currency Hedged ETF
Forward currency contracts	$11,038	$(3,841)	$—	$7,197

[a]	Excess of collateral pledged is not shown for financial reporting purposes.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	67

Notes to Financial Statements (Continued)

iSHARES® TRUST

August 31, 2017, attributable to distributions paid in excess of taxable income, the use of equalization and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Australia	$998,793	$131	$(998,924)
Currency Hedged MSCI Canada	1,231,780	119	(1,231,899)
Currency Hedged MSCI Japan	17,248,719	958	(17,249,677)
Currency Hedged MSCI Mexico	(64,761)	—	64,761
Currency Hedged MSCI South Korea	955,969	(2)	(955,967)
Edge MSCI Min Vol Global Currency Hedged	(133)	133	—

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Adaptive Currency Hedged MSCI Japan
Ordinary income	$77,558	$27,489

Currency Hedged MSCI Australia
Ordinary income	$166,741	$272,691
Long-term capital gain	—	108,896

	$166,741	$381,587

Currency Hedged MSCI Canada
Ordinary income	$45,516	$173,335
Long-term capital gain	—	85,401
Return of capital	—	507

	$45,516	$259,243

Currency Hedged MSCI Japan
Ordinary income	$16,546,504	$16,497,459
Long-term capital gain	—	6,474,910

	$16,546,504	$22,972,369

Currency Hedged MSCI Mexico
Ordinary income	$105,700	$100,924
Long-term capital gain	51,316	85,004

	$157,016	$185,928

Currency Hedged MSCI South Korea
Ordinary income	$214,656	$949,986
Long-term capital gain	182,483	11,094

	$397,139	$961,080

Edge MSCI Min Vol Global Currency Hedged
Ordinary income	$67,377	$56,955

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Adaptive Currency Hedged MSCI Japan	$5	$(169,254)	$558,570	$389,321
Currency Hedged MSCI Australia	—	(676,903)	111,752	(565,151)
Currency Hedged MSCI Canada	—	(275,892)	157,027	(118,865)
Currency Hedged MSCI Japan	—	(97,548,097)	61,081,056	(36,467,041)
Currency Hedged MSCI Mexico	112	(385,579)	401,653	16,186
Currency Hedged MSCI South Korea	—	—	230,051	230,051
Edge MSCI Min Vol Global Currency Hedged	—	(39,305)	265,755	226,450

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.

As of August 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Adaptive Currency Hedged MSCI Japan	$169,254
Currency Hedged MSCI Australia	676,903
Currency Hedged MSCI Canada	275,892
Currency Hedged MSCI Japan	97,548,097
Currency Hedged MSCI Mexico	385,579
Edge MSCI Min Vol Global Currency Hedged	39,305

For the year ended August 31, 2017, the iShares Adaptive Currency Hedged MSCI Japan ETF utilized $40,124 of its capital loss carryforwards.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

NOTES TO FINANCIAL STATEMENTS	69

Notes to Financial Statements (Continued)

iSHARES® TRUST

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Adaptive Currency Hedged MSCI Japan ETF,

iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF,

iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF,

iShares Currency Hedged MSCI South Korea ETF and

iShares Edge MSCI Min Vol Global Currency Hedged ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Japan ETF, iShares Currency Hedged MSCI Mexico ETF, iShares Currency Hedged MSCI South Korea ETF and iShares Edge MSCI Min Vol Global Currency Hedged ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	71

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Japan	$76,908
Currency Hedged MSCI Australia	162,282
Currency Hedged MSCI Canada	46,523
Currency Hedged MSCI Japan	16,387,063
Currency Hedged MSCI Mexico	39,741
Currency Hedged MSCI South Korea	97,982
Edge MSCI Min Vol Global Currency Hedged	56,550

For corporate shareholders, the percentage of income dividends paid by the iShares Edge MSCI Min Vol Global Currency Hedged ETF during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction was 51.86%.

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Japan	$74,222	$9,399
Currency Hedged MSCI Australia	155,151	1,012
Currency Hedged MSCI Canada	56,633	11,137
Currency Hedged MSCI Japan	17,095,612	2,001,926
Currency Hedged MSCI Mexico	46,513	2,280
Currency Hedged MSCI South Korea	101,407	21,148

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI Mexico	$51,316
Currency Hedged MSCI South Korea	282,503

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Short-Term Capital Gain
Currency Hedged MSCI Mexico	$59,572
Currency Hedged MSCI South Korea	113,967

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Adaptive Currency Hedged MSCI Japan ETF and iShares Currency Hedged MSCI Japan ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through

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relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars

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or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI Australia ETF, iShares Currency Hedged MSCI Canada ETF, iShares Currency Hedged MSCI Mexico ETF and iShares Edge MSCI Min Vol Global Currency Hedged ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the

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various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds,

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including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne

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by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

III. iShares Currency Hedged MSCI South Korea ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the

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Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed

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presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in an underlying iShares fund that has breakpoints, the shareholders of the Fund would benefit from such breakpoints in the underlying iShares fund’s investment advisory fee rate as the assets of the underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	81

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital		Total Per Share
Adaptive Currency Hedged MSCI Japan	$0.462540	$—	$0.000545	$0.463085	100%	—%	0%[a]		100%
Currency Hedged MSCI Australia	1.111605	—	—	1.111605	100	—	—		100
Currency Hedged MSCI Canada	0.412315	—	0.042843	0.455158	91	—	9		100
Currency Hedged MSCI Japan	0.470484	—	0.000555	0.471039	100	—	0	[a]	100
Currency Hedged MSCI Mexico	0.326568	2.217760	—	2.544328	13	87	—		100
Currency Hedged MSCI South Korea	0.001405	0.847000	0.348975	1.197380	0[a]	71	29		100
Edge MSCI Min Vol Global Currency Hedged	0.662457	—	0.011309	0.673766	98	—	2		100

[a]	Rounds to less than 1%.

SUPPLEMENTAL INFORMATION	83

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Japan ETF

Period Covered: January 5, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.27%
Greater than 0.0% and Less than 0.5%	307	81.65
At NAV	7	1.86
Less than 0.0% and Greater than –0.5%	59	15.69
Less than –0.5%	2	0.53

	376	100.00%

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Australia ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	97	19.13%
Greater than 2.0% and Less than 2.5%	1	0.20
Greater than 1.5% and Less than 2.0%	4	0.79
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	3	0.59
Greater than 0.0% and Less than 0.5%	223	43.98
At NAV	20	3.94
Less than 0.0% and Greater than –0.5%	146	28.80
Less than –0.5% and Greater than –1.0%	7	1.38
Less than –1.0% and Greater than –1.5%	1	0.20
Less than –1.5% and Greater than –2.0%	4	0.79

	507	100.00%

iShares Currency Hedged MSCI Canada ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	8	1.58%
Greater than 2.5% and Less than 3.0%	3	0.59
Greater than 2.0% and Less than 2.5%	4	0.79
Greater than 1.5% and Less than 2.0%	3	0.59
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	16	3.16
Greater than 0.0% and Less than 0.5%	288	56.80
At NAV	25	4.93
Less than 0.0% and Greater than –0.5%	158	31.16
Less than –0.5% and Greater than –1.0%	1	0.20

	507	100.00%

SUPPLEMENTAL INFORMATION	85

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Japan ETF

Period Covered: January 31, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.12%
Greater than 0.5% and Less than 1.0%	1	0.12
Greater than 0.0% and Less than 0.5%	495	57.49
At NAV	56	6.50
Less than 0.0% and Greater than –0.5%	308	35.77

	861	100.00%

iShares Currency Hedged MSCI Mexico ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.59%
Greater than 5.0% and Less than 5.5%	1	0.20
Greater than 4.5% and Less than 5.0%	1	0.20
Greater than 4.0% and Less than 4.5%	1	0.20
Greater than 3.5% and Less than 4.0%	1	0.20
Greater than 3.0% and Less than 3.5%	5	0.99
Greater than 2.5% and Less than 3.0%	13	2.56
Greater than 2.0% and Less than 2.5%	14	2.76
Greater than 1.5% and Less than 2.0%	3	0.59
Greater than 1.0% and Less than 1.5%	4	0.79
Greater than 0.5% and Less than 1.0%	21	4.14
Greater than 0.0% and Less than 0.5%	278	54.83
At NAV	30	5.92
Less than 0.0% and Greater than –0.5%	129	25.44
Less than –0.5% and Greater than –1.0%	1	0.20
Less than –1.0%	2	0.39

	507	100.00%

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI South Korea ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.20%
Greater than 0.5% and Less than 1.0%	1	0.20
Greater than 0.0% and Less than 0.5%	156	30.77
At NAV	20	3.94
Less than 0.0% and Greater than –0.5%	320	63.11
Less than –0.5% and Greater than –1.0%	8	1.58
Less than –1.0%	1	0.20

	507	100.00%

iShares Edge MSCI Min Vol Global Currency Hedged ETF

Period Covered: October 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	3	0.71%
Greater than 0.0% and Less than 0.5%	302	71.73
At NAV	7	1.66
Less than 0.0% and Greater than –0.5%	107	25.42
Less than –0.5%	2	0.48

	421	100.00%

SUPPLEMENTAL INFORMATION	87

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc.
		(2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair
		(1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	89

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).	Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford University Graduate School of Business (2001-2017); Professor of Law (by courtesy), Stanford Law School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).	Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	91

Additional Financial Information

Audited Financial Statements

August 31, 2017

iShares, Inc.

iShares Edge MSCI Min Vol Global ETF  |  ACWV  |  BATS

iShares MSCI Australia ETF  I  | EWA  |  NYSE Arca

iShares MSCI Canada ETF  I  |  EWC  |  NYSE Arca

iShares MSCI Japan ETF  I  |  EWJ  |  NYSE Arca

iShares MSCI Mexico Capped ETF  I  |  EWW  |  NYSE Arca

iShares MSCI South Korea Capped ETF  I  |  EWY  |  NYSE Arca

Schedule of Investments

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.45%

BELGIUM — 0.30%
Colruyt SA	32,616	$1,809,923
Proximus SADP	153,567	5,406,980
UCB SA	56,172	3,866,060

		11,082,963
CANADA — 3.60%
Agnico Eagle Mines Ltd.	226,047	11,540,792
Barrick Gold Corp.	107,361	1,925,861
BCE Inc.	264,552	12,542,350
Fairfax Financial Holdings Ltd.	13,137	6,801,168
First Capital Realty Inc.	169,422	2,741,832
Franco-Nevada Corp.[a]	296,715	24,177,391
Goldcorp Inc.[a]	580,746	7,948,635
Intact Financial Corp.	228,312	18,745,713
RioCan REIT	105,549	2,003,642
Rogers Communications Inc. Class B	92,865	4,828,610
Shaw Communications Inc. Class B	680,859	15,129,597
TELUS Corp.	309,842	11,172,847
Thomson Reuters Corp.	227,406	10,356,836
Wheaton Precious Metals Corp.	112,797	2,333,762

		132,249,036
CHILE — 0.50%
Banco de Chile	51,040,232	7,434,636
SACI Falabella	1,075,422	10,812,232

		18,246,868
CHINA — 3.21%
Agricultural Bank of China Ltd. Class H	7,701,000	3,621,013
ANTA Sports Products Ltd.[a]	906,000	3,565,448
China Construction Bank Corp. Class H	8,607,000	7,544,164
China Huishan Dairy Holdings Co. Ltd.[a,b]	5,760,000	7
China Mobile Ltd.	2,355,000	24,974,925
China Telecom Corp. Ltd. Class H	9,060,000	4,653,604
China Unicom Hong Kong Ltd.[c]	2,718,000	3,959,036
COSCO SHIPPING Ports Ltd.[a]	1,812,000	2,141,584
CSPC Pharmaceutical Group Ltd.	7,248,000	11,316,824
Fullshare Holdings Ltd.[a]	1,132,500	451,469

Security	Shares	Value
Guangdong Investment Ltd.[a]	5,436,000	$8,029,203
Industrial & Commercial Bank of China Ltd. Class H	2,718,000	2,035,084
Jiangsu Expressway Co. Ltd. Class H	1,884,000	2,888,666
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,768,000	3,009,027
Shenzhou International Group Holdings Ltd.[a]	942,000	7,546,640
Sihuan Pharmaceutical Holdings Group Ltd.	4,077,000	1,567,987
Tencent Holdings Ltd.	90,600	3,808,547
Yum China Holdings Inc.[c]	665,910	23,546,578
Zijin Mining Group Co. Ltd. Class H	9,060,000	3,322,349

		117,982,155
CZECH REPUBLIC — 0.06%
Komercni Banka AS	53,907	2,371,618

		2,371,618
DENMARK — 1.32%
Chr Hansen Holding A/S	47,112	4,047,778
Coloplast A/S Class B	161,721	13,222,659
DONG Energy A/Sd	256,398	13,328,212
H Lundbeck A/S	118,686	7,548,839
ISS A/S	120,498	4,682,433
William Demant Holding A/Sa,c	219,252	5,793,262

		48,623,183
FINLAND — 0.05%
Orion OYJ Class B	40,317	1,906,769

		1,906,769
GERMANY — 0.19%
MAN SE	62,514	7,009,389

		7,009,389
HONG KONG — 3.45%
CK Infrastructure Holdings Ltd.	942,000	8,533,601
CLP Holdings Ltd.	2,491,500	26,311,096
Hang Seng Bank Ltd.	1,313,700	30,213,698
HK Electric Investments & HK Electric Investments Ltd.[a,d]	4,983,000	4,571,414
HKT Trust & HKT Ltd.	6,727,000	8,681,164
Hong Kong & China Gas Co. Ltd.[a]	4,878,852	9,226,023
Link REIT	1,186,500	9,793,444

SCHEDULES OF INVESTMENTS	93

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
MTR Corp. Ltd.	2,590,500	$15,142,929
Power Assets Holdings Ltd.[a]	942,000	8,304,915
Yue Yuen Industrial Holdings Ltd.	1,359,000	5,886,462

		126,664,746
INDIA — 0.32%
Wipro Ltd. ADR[a]	1,962,849	11,659,323

		11,659,323
INDONESIA — 0.85%
Bank Central Asia Tbk PT	9,694,200	13,768,932
Hanjaya Mandala Sampoerna Tbk PT	14,450,700	3,942,478
Kalbe Farma Tbk PT	16,625,100	2,130,784
Telekomunikasi Indonesia Persero Tbk PT	22,468,800	7,898,267
Unilever Indonesia Tbk PT	906,000	3,432,641

		31,173,102
IRELAND — 0.47%
Kerry Group PLC Class A	101,925	9,479,800
Paddy Power Betfair PLC	22,197	1,947,318
Ryanair Holdings PLC ADR[c]	51,642	5,871,696

		17,298,814
ISRAEL — 0.69%
Azrieli Group Ltd.	73,839	4,255,370
Bank Hapoalim BM	647,337	4,355,106
Bank Leumi Le-Israel BM	770,553	4,034,680
Check Point Software Technologies Ltd.[a,c]	33,522	3,750,106
Mizrahi Tefahot Bank Ltd.[a]	253,227	4,510,097
Nice Ltd.	60,249	4,663,160

		25,568,519
ITALY — 0.63%
Luxottica Group SpA	69,309	3,984,109
Recordati SpA	38,052	1,627,735
Snam SpA	3,590,025	17,456,852

		23,068,696
JAPAN — 12.63%
ABC-Mart Inc.	47,100	2,417,908
Ajinomoto Co. Inc.	181,200	3,575,103
ANA Holdings Inc.	2,265,000	8,392,395
Astellas Pharma Inc.	860,700	10,819,357
Benesse Holdings Inc.	141,300	5,430,665
Canon Inc.	634,200	22,207,948
Chugai Pharmaceutical Co. Ltd.	94,200	3,825,859

Security	Shares	Value
Daiichi Sankyo Co. Ltd.	271,800	$6,418,392
Daiwa House REIT Investment Corp.	906	2,212,728
Eisai Co. Ltd.	94,200	4,873,476
FamilyMart UNY Holdings Co. Ltd.	92,400	5,003,671
FUJIFILM Holdings Corp.	94,200	3,699,186
Japan Airlines Co. Ltd.	226,500	7,775,005
Japan Prime Realty Investment Corp.	1,413	5,071,188
Japan Real Estate Investment Corp.	1,413	7,317,918
Japan Retail Fund Investment Corp.	2,718	4,995,924
Kajima Corp.	453,000	4,152,980
KDDI Corp.	45,300	1,221,198
Keikyu Corp.	942,000	9,996,874
Kintetsu Group Holdings Co. Ltd.	471,000	1,775,986
Kirin Holdings Co. Ltd.	181,200	4,110,174
Konami Holdings Corp.	135,900	7,075,295
Kyowa Hakko Kirin Co. Ltd.	90,600	1,589,575
Kyushu Railway Co.	218,500	6,829,366
Lawson Inc.	90,600	6,083,355
McDonald’s Holdings Co. Japan Ltd.[a]	141,300	6,271,584
MEIJI Holdings Co. Ltd.	90,600	7,211,121
Miraca Holdings Inc.	94,200	4,275,204
Mitsubishi Tanabe Pharma Corp.	407,700	10,001,726
Nagoya Railroad Co. Ltd.	1,359,000	6,075,123
NH Foods Ltd.	150,000	4,402,144
Nippon Building Fund Inc.	838	4,454,207
Nippon Prologis REIT Inc.	2,784	6,040,516
Nippon Telegraph & Telephone Corp.	453,000	22,505,942
Nissin Foods Holdings Co. Ltd.	94,200	5,802,980
Nitori Holdings Co. Ltd.	100,300	15,474,232
Nomura Real Estate Master Fund Inc.	4,983	6,578,502
Nomura Research Institute Ltd.	227,030	8,828,715
NTT Data Corp.	1,180,500	12,742,450
NTT DOCOMO Inc.	815,400	18,918,080
Obayashi Corp.	226,500	2,669,185
Oracle Corp. Japan	47,100	3,479,220
Oriental Land Co. Ltd./Japan	141,300	10,603,277
Otsuka Corp.	94,200	6,230,929

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Otsuka Holdings Co. Ltd.	518,100	$20,849,218
Park24 Co. Ltd.	186,600	4,481,045
Recruit Holdings Co. Ltd.	1,766,700	35,170,268
Sankyo Co. Ltd.	94,200	3,072,669
Santen Pharmaceutical Co. Ltd.	226,500	3,510,894
Secom Co. Ltd.	235,500	17,464,574
Shimadzu Corp.	135,900	2,495,493
Shionogi & Co. Ltd.	47,100	2,479,961
Suntory Beverage & Food Ltd.	235,500	10,869,889
Taisho Pharmaceutical Holdings Co. Ltd.	47,100	3,671,797
Takeda Pharmaceutical Co. Ltd.	271,800	15,007,529
Terumo Corp.	181,200	6,997,093
Tobu Railway Co. Ltd.	1,413,000	7,805,779
Toho Co. Ltd./Tokyo	90,600	3,362,720
Toyo Suisan Kaisha Ltd.	141,300	5,218,831
United Urban Investment Corp.	4,983	7,511,173
USS Co. Ltd.	141,300	2,774,389
Yamada Denki Co. Ltd.	362,400	1,959,186

		464,139,171
MALAYSIA — 0.80%
Hong Leong Bank Bhd[a]	1,177,800	4,258,338
IHH Healthcare Bhd[a]	2,536,800	3,558,233
Malayan Banking Bhd	2,536,800	5,619,512
Maxis Bhd[a]	3,005,300	4,067,588
Petronas Dagangan Bhd	317,100	1,811,788
Public Bank Bhd	1,498,060	7,226,328
Telekom Malaysia Bhd[a]	1,857,300	2,796,497

		29,338,284
PHILIPPINES — 0.39%
Aboitiz Equity Ventures Inc.	2,228,760	3,242,744
Bank of the Philippine Islands	1,363,539	2,821,942
BDO Unibank Inc.	3,415,629	8,484,003

		14,548,689
QATAR — 0.22%
Qatar National Bank QPSC	227,188	8,148,508

		8,148,508
SINGAPORE — 0.90%
SATS Ltd.	1,268,400	4,511,320
Singapore Airlines Ltd.[a]	996,600	7,566,234
Singapore Press Holdings Ltd.[a]	1,439,500	2,925,641
Singapore Telecommunications Ltd.[a]	6,613,800	18,019,926

		33,023,121

Security	Shares	Value
SOUTH KOREA — 0.76%
Dongbu Insurance Co. Ltd.	29,445	$1,963,696
Kangwon Land Inc.	110,079	3,367,972
KT&G Corp.	19,479	1,977,958
NAVER Corp.	2,718	1,819,874
S-1 Corp.	28,992	2,306,299
Samsung Biologics Co. Ltd.[a,c,d]	28,888	7,250,181
Samsung Fire & Marine Insurance Co. Ltd.	15,855	3,887,822
SK Telecom Co. Ltd.	24,462	5,499,394

		28,073,196
SPAIN — 0.06%
Amadeus IT Group SA	36,693	2,271,517

		2,271,517
SWITZERLAND — 5.04%
Chocoladefabriken Lindt & Spruengli AG Registered	146	10,134,922
EMS-Chemie Holding AG Registered	12,684	8,651,781
Givaudan SA Registered	1,359	2,771,738
Kuehne + Nagel International AG Registered	93,771	16,949,035
Nestle SA Registered	455,265	38,538,822
Novartis AG Registered	229,671	19,334,426
Partners Group Holding AG	14,043	9,089,226
Roche Holding AG	86,070	21,808,579
Schindler Holding AG Registered	35,334	7,408,742
Sika AG Bearer	453	3,205,411
Sonova Holding AG Registered	82,899	13,983,276
Straumann Holding AG Registered	11,778	7,531,302
Swiss Prime Site AG Registered	65,685	5,932,839
Swisscom AG Registered	39,411	19,832,632

		185,172,731
TAIWAN — 4.02%
Asustek Computer Inc.	942,000	7,803,440
Chang Hwa Commercial Bank Ltd.	8,077,361	4,416,199
Chicony Electronics Co. Ltd.	954,956	2,398,544
Chunghwa Telecom Co. Ltd.	6,795,000	23,641,439
E.Sun Financial Holding Co. Ltd.	8,754,557	5,395,631
Far EasTone Telecommunications Co. Ltd.	2,826,000	6,854,541
First Financial Holding Co. Ltd.	15,702,894	10,198,374

SCHEDULES OF INVESTMENTS	95

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Formosa Petrochemical Corp.	2,265,000	$7,993,058
Hon Hai Precision Industry Co. Ltd.	3,095,400	12,051,741
Hua Nan Financial Holdings Co. Ltd.	11,891,261	6,639,310
Mega Financial Holding Co. Ltd.	15,402,000	12,376,106
Quanta Computer Inc.	942,000	2,144,385
Siliconware Precision Industries Co. Ltd.	3,624,000	5,739,991
Synnex Technology International Corp.	3,171,250	3,541,242
Taiwan Cooperative Financial Holding Co. Ltd.	13,996,454	7,374,122
Taiwan Mobile Co. Ltd.	2,718,000	9,726,764
Taiwan Semiconductor Manufacturing Co. Ltd.	2,355,000	16,894,447
WPG Holdings Ltd.	1,884,000	2,453,401

		147,642,735
THAILAND — 0.78%
Advanced Info Service PCL NVDR	1,087,600	6,141,394
Bangkok Dusit Medical Services PCL NVDR[a]	6,830,800	4,299,465
BTS Group Holdings PCL NVDR	10,604,400	2,762,477
Bumrungrad Hospital PCL NVDR[a]	612,600	4,021,888
CP ALL PCL NVDR	1,041,900	1,945,424
Home Product Center PCL NVDR	7,146,800	2,152,327
Krung Thai Bank PCL NVDR	6,071,400	3,419,219
Siam Cement PCL (The) Foreign	271,800	4,092,757

		28,834,951
UNITED ARAB EMIRATES — 0.28%
Emirates Telecommunications Group Co. PJSC	1,580,064	7,743,092
First Abu Dhabi Bank PJSC	849,375	2,404,917

		10,148,009
UNITED KINGDOM — 1.55%
AstraZeneca PLC	25,821	1,510,866
Compass Group PLC	469,972	10,004,223
ConvaTec Group PLC[c,d]	2,032,535	7,513,978
GlaxoSmithKline PLC	546,633	10,801,423
Kingfisher PLC	1,419,184	5,465,954
Randgold Resources Ltd.	65,685	6,694,899
Reckitt Benckiser Group PLC	79,728	7,532,422

Security	Shares	Value
TUI AG	443,487	$7,474,635

		56,998,400
UNITED STATES — 56.38%
3M Co.	26,727	5,460,861
Abbott Laboratories	246,885	12,576,322
Accenture PLC Class A	31,257	4,087,165
Adobe Systems Inc.[c]	25,821	4,006,386
Aetna Inc.	76,104	12,001,601
AGNC Investment Corp.	612,909	13,202,060
Alleghany Corp.[c]	18,384	10,345,964
Allstate Corp. (The)	187,089	16,931,554
Altria Group Inc.	460,248	29,179,723
American Tower Corp.	22,650	3,353,333
American Water Works Co. Inc.	90,600	7,329,540
Annaly Capital Management Inc.	1,757,640	21,970,500
ANSYS Inc.[c]	147,225	18,965,524
Aon PLC	70,668	9,834,159
Aramark	113,250	4,608,143
Arch Capital Group Ltd.[c]	225,594	21,959,320
AT&T Inc.	1,005,660	37,672,024
Athene Holding Ltd. Class Ac	187,995	10,059,612
Automatic Data Processing Inc.	401,358	42,732,586
AutoZone Inc.[c]	22,650	11,969,166
AvalonBay Communities Inc.	116,874	21,940,756
Axis Capital Holdings Ltd.	156,738	9,441,897
Baxter International Inc.	214,722	13,321,353
Becton Dickinson and Co.	161,721	32,253,636
Berkshire Hathaway Inc. Class Bc	145,413	26,343,019
Boston Scientific Corp.[c]	136,353	3,756,525
Broadridge Financial Solutions Inc.	109,173	8,529,686
Campbell Soup Co.	130,464	6,027,437
CH Robinson Worldwide Inc.	155,379	10,974,419
Charter Communications Inc. Class Ac	42,129	16,790,092
Chipotle Mexican Grill Inc.[c]	4,077	1,291,227
Chubb Ltd.	127,746	18,065,839
Church & Dwight Co. Inc.	443,940	22,272,470
Cigna Corp.	11,325	2,061,830
Cincinnati Financial Corp.	108,267	8,319,236
Cintas Corp.	115,062	15,534,521
Cisco Systems Inc.	201,585	6,493,053
Clorox Co. (The)	191,619	26,544,980
CMS Energy Corp.	34,881	1,693,124
Coca-Cola Co. (The)	523,215	23,832,443

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Colgate-Palmolive Co.	144,960	$10,384,934
Comcast Corp. Class A	380,973	15,471,314
Consolidated Edison Inc.	503,283	42,411,658
Constellation Brands Inc. Class A	34,428	6,889,043
Cooper Companies Inc. (The)	9,060	2,272,520
Costco Wholesale Corp.	42,129	6,603,299
Crown Castle International Corp.	119,592	12,968,556
CVS Health Corp.	53,907	4,169,167
Danaher Corp.	72,933	6,084,071
Darden Restaurants Inc.	40,770	3,346,809
Dell Technologies Inc. Class Vc	373,725	28,003,214
Dominion Energy Inc.	279,501	22,016,294
Dr Pepper Snapple Group Inc.	115,968	10,558,886
Duke Energy Corp.	329,784	28,790,143
eBay Inc.[c]	101,472	3,666,183
Ecolab Inc.	34,428	4,589,252
Edison International	32,163	2,578,829
Eli Lilly & Co.	290,826	23,641,246
Equity Residential	132,276	8,882,333
Essex Property Trust Inc.	14,043	3,735,017
Everest Re Group Ltd.	71,121	17,956,630
Eversource Energy	77,010	4,851,630
Expeditors International of Washington Inc.	239,184	13,418,222
Exxon Mobil Corp.	348,357	26,590,090
F5 Networks Inc.[c]	15,402	1,838,691
Facebook Inc. Class Ac	42,582	7,322,827
Federal Realty Investment Trust	17,667	2,242,472
Fidelity National Information Services Inc.	137,259	12,754,106
Fiserv Inc.[c]	105,549	13,057,467
FNF Group	125,934	6,075,056
Gartner Inc.[c]	108,267	13,055,918
General Mills Inc.	402,264	21,424,581
Genuine Parts Co.	38,052	3,151,847
Henry Schein Inc.[c]	71,121	12,352,295
Hershey Co. (The)	62,967	6,606,498
Home Depot Inc. (The)	53,907	8,079,042
Hormel Foods Corp.	141,336	4,344,669
Humana Inc.	23,103	5,951,795
Intel Corp.	94,224	3,304,436
International Business Machines Corp.	81,993	11,727,459
Intuitive Surgical Inc.[c]	33,522	33,678,548
Jack Henry & Associates Inc.	130,464	13,446,924

Security	Shares	Value
JM Smucker Co. (The)	70,668	$7,403,180
Johnson & Johnson	419,931	55,586,266
Kellogg Co.	356,058	23,307,557
Kimberly-Clark Corp.	107,361	13,236,538
Laboratory Corp. of America Holdings[c]	88,335	13,857,111
Liberty Broadband Corp. Class Cc	27,180	2,759,585
Lockheed Martin Corp.	35,787	10,928,992
Lowe’s Companies Inc.	25,821	1,907,914
Markel Corp.[c]	24,462	25,733,779
Marsh & McLennan Companies Inc.	305,775	23,874,912
MasterCard Inc. Class A	45,488	6,063,550
McCormick & Co. Inc./MD NVS	194,337	18,487,279
McDonald’s Corp.	298,527	47,755,364
Medtronic PLC	170,328	13,731,843
Merck & Co. Inc.	410,871	26,238,222
Microsoft Corp.	36,693	2,743,536
Monsanto Co.	69,309	8,123,015
Motorola Solutions Inc.	164,439	14,490,365
Newmont Mining Corp.	114,156	4,376,741
NextEra Energy Inc.	37,833	5,694,245
Northrop Grumman Corp.	54,360	14,797,336
O’Reilly Automotive Inc.[c]	28,086	5,508,507
Occidental Petroleum Corp.	95,583	5,706,305
Oracle Corp.	66,138	3,328,726
Patterson Companies Inc.	39,411	1,517,324
Paychex Inc.	472,932	26,971,312
PepsiCo Inc.	298,980	34,600,955
Pfizer Inc.	650,508	22,065,231
PG&E Corp.	380,067	26,749,115
Procter & Gamble Co. (The)	469,761	43,344,847
Progressive Corp. (The)	139,524	6,485,076
Public Storage	70,215	14,417,948
Raytheon Co.	71,574	13,027,184
Realty Income Corp.[a]	108,720	6,257,923
RenaissanceRe Holdings Ltd.	57,768	8,038,995
Republic Services Inc.	411,324	26,834,778
Rollins Inc.	41,223	1,830,713
Ross Stores Inc.	63,420	3,706,899
SCANA Corp.	40,317	2,434,340
Sherwin-Williams Co. (The)	7,701	2,612,718
Southern Co. (The)	637,824	30,781,386
Starbucks Corp.	209,739	11,506,282

SCHEDULES OF INVESTMENTS	97

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Security	Shares	Value
Stryker Corp.	211,551	$29,906,965
Synopsys Inc.[c]	232,389	18,688,723
Sysco Corp.	137,259	7,229,432
Time Warner Inc.	100,566	10,167,223
TJX Companies Inc. (The)	318,459	23,024,586
Travelers Companies Inc. (The)	116,421	14,107,897
UDR Inc.	274,518	10,656,789
Ulta Salon Cosmetics & Fragrance Inc.[c]	5,889	1,301,528
United Parcel Service Inc. Class B	135,900	15,541,524
UnitedHealth Group Inc.	93,771	18,651,052
Vantiv Inc. Class Ac	65,685	4,643,273
Varian Medical Systems Inc.[c]	150,849	16,027,706
Verizon Communications Inc.	682,218	32,725,997
Visa Inc. Class A	290,826	30,106,308
VMware Inc. Class Aa,c	73,839	7,981,996
Wal-Mart Stores Inc.	288,108	22,492,592
Walt Disney Co. (The)	40,317	4,080,080
Waste Management Inc.	451,188	34,791,107
Waters Corp.[c]	18,120	3,324,658
WEC Energy Group Inc.	340,656	22,217,584
Welltower Inc.	60,702	4,444,600
Westar Energy Inc.	50,283	2,580,021
WR Berkley Corp.	168,063	11,199,718
Xcel Energy Inc.	472,479	23,387,710

		2,072,130,020

TOTAL COMMON STOCKS
(Cost: $3,174,791,046)		3,655,374,513

PREFERRED STOCKS — 0.08%

COLOMBIA — 0.08%
Grupo Aval Acciones y Valores SA, Preference Shares	6,274,956	2,812,740

		2,812,740

TOTAL PREFERRED STOCKS
(Cost: $2,588,844)		2,812,740

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.62%

MONEY MARKET FUNDS — 1.62%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	56,910,361	$56,927,434
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	2,465,143	2,465,143

		59,392,577

TOTAL SHORT-TERM INVESTMENTS
(Cost: $59,378,772)		59,392,577

TOTAL INVESTMENTS IN SECURITIES — 101.15%
(Cost: $3,236,758,662)[h]		3,717,579,830
Other Assets, Less Liabilities — (1.15)%		(42,205,898)

NET ASSETS — 100.00%		$3,675,373,932

ADR — American Depositary Receipts

NVDR — Non-Voting Depositary Receipts

NVS — Non-Voting Shares

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	Non-income earning security.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,257,880,160. Net unrealized appreciation was $459,699,670, of which $525,135,558 represented gross unrealized appreciation on investments and $65,435,888 represented gross unrealized depreciation on investments.

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® EDGE MSCI MIN VOL GLOBAL ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	88,500,685	—		(31,590,324)[b]	56,910,361	$56,927,434	$16,088	$13,805	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	2,334,558	130,585	[b]	—	2,465,143	2,465,143	242	—	29,119

						$59,392,577	$16,330	$13,805	$29,119

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,648,956,114	$6,418,392	$7	$3,655,374,513
Preferred stocks	2,812,740	—	—	2,812,740
Money market funds	59,392,577	—	—	59,392,577

Total	$3,711,161,431	$6,418,392	$7	$3,717,579,830

See notes to financial statements.

SCHEDULES OF INVESTMENTS	99

Schedule of Investments

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.86%

AIRLINES — 0.20%
Qantas Airways Ltd.	795,638	$3,609,664

		3,609,664
BANKS — 32.51%
Australia & New Zealand Banking Group Ltd.	5,136,385	119,773,317
Bank of Queensland Ltd.	678,490	6,775,235
Bendigo & Adelaide Bank Ltd.	826,886	7,837,341
Commonwealth Bank of Australia	3,025,804	181,913,603
National Australia Bank Ltd.	4,680,461	112,111,652
Westpac Banking Corp.	5,872,157	145,640,016

		574,051,164
BEVERAGES — 1.20%
Coca-Cola Amatil Ltd.	1,002,107	6,398,308
Treasury Wine Estates Ltd.	1,293,430	14,854,795

		21,253,103
BIOTECHNOLOGY — 4.58%
CSL Ltd.	793,934	80,930,141

		80,930,141
CAPITAL MARKETS — 3.04%
ASX Ltd.	339,114	14,707,180
Macquarie Group Ltd.	565,648	38,942,261

		53,649,441
CHEMICALS — 1.04%
Incitec Pivot Ltd.	2,950,223	7,792,095
Orica Ltd.	656,702	10,589,145

		18,381,240
COMMERCIAL SERVICES & SUPPLIES — 1.16%
Brambles Ltd.	2,779,285	20,522,863

		20,522,863
CONSTRUCTION & ENGINEERING — 0.32%
CIMIC Group Ltd.	170,731	5,694,211

		5,694,211
CONSTRUCTION MATERIALS — 1.22%
Boral Ltd.	2,046,106	10,824,532
James Hardie Industries PLC	769,365	10,794,821

		21,619,353
CONTAINERS & PACKAGING — 1.47%
Amcor Ltd./Australia	2,026,083	25,888,563

		25,888,563

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 1.74%
AMP Ltd.	5,120,899	$20,714,362
Challenger Ltd./Australia	998,027	9,926,474

		30,640,836
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.36%
Telstra Corp. Ltd.	7,282,264	21,197,647
TPG Telecom Ltd.	650,270	2,831,531

		24,029,178
ELECTRIC UTILITIES — 0.25%
AusNet Services	3,156,555	4,356,300

		4,356,300
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 7.61%
BGP Holdings PLC[a,b]	18,888,372	225
Dexus	1,781,857	13,553,349
Goodman Group	3,130,760	20,585,408
GPT Group (The)	3,142,646	12,462,944
Mirvac Group	6,467,658	11,901,185
Scentre Group	9,314,476	28,516,808
Stockland	4,236,023	14,883,916
Vicinity Centres	5,872,401	12,203,156
Westfield Corp.	3,453,703	20,353,026

		134,460,017
FOOD & STAPLES RETAILING — 6.43%
Wesfarmers Ltd.	1,978,497	66,881,194
Woolworths Ltd.	2,263,486	46,677,366

		113,558,560
GAS UTILITIES — 0.78%
APA Group	1,951,961	13,717,028

		13,717,028
HEALTH CARE EQUIPMENT & SUPPLIES — 0.71%
Cochlear Ltd.	100,652	12,470,573

		12,470,573
HEALTH CARE PROVIDERS & SERVICES — 1.68%
Healthscope Ltd.	3,044,518	4,201,680
Ramsay Health Care Ltd.	247,774	13,424,410
Sonic Healthcare Ltd.	693,089	12,038,941

		29,665,031
HOTELS, RESTAURANTS & LEISURE — 2.39%
Aristocrat Leisure Ltd.	950,225	15,955,209
Crown Resorts Ltd.	701,348	6,452,778
Domino’s Pizza Enterprises Ltd.[c]	109,355	3,742,610

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Security	Shares	Value
Flight Centre Travel Group Ltd.[c]	96,527	$3,701,694
Tabcorp Holdings Ltd.	1,466,532	4,780,667
Tatts Group Ltd.	2,312,037	7,536,883

		42,169,841
INSURANCE — 4.29%
Insurance Australia Group Ltd.	4,141,812	21,057,344
Medibank Pvt Ltd.	4,807,338	11,591,334
QBE Insurance Group Ltd.	2,399,497	19,868,994
Suncorp Group Ltd.	2,257,106	23,326,606

		75,844,278
IT SERVICES — 0.51%
Computershare Ltd.	811,281	9,040,716

		9,040,716
MEDIA — 0.28%
REA Group Ltd.	92,560	4,867,344

		4,867,344
METALS & MINING — 13.39%
Alumina Ltd.	4,285,441	7,205,872
BHP Billiton Ltd.	5,618,621	122,016,443
BlueScope Steel Ltd.	999,529	8,617,477
Fortescue Metals Group Ltd.	2,717,191	12,952,387
Newcrest Mining Ltd.	1,341,433	24,311,422
Rio Tinto Ltd.	742,091	39,929,896
South32 Ltd.	9,212,311	21,335,687

		236,369,184
MULTI-UTILITIES — 1.24%
AGL Energy Ltd.	1,151,342	21,907,346

		21,907,346
MULTILINE RETAIL — 0.18%
Harvey Norman Holdings Ltd.	966,353	3,127,168

		3,127,168
OIL, GAS & CONSUMABLE FUELS — 4.73%
Caltex Australia Ltd.	455,174	12,054,496
Oil Search Ltd.	2,401,745	12,782,170
Origin Energy Ltd.[b]	3,072,430	18,642,262
Santos Ltd.[b]	3,272,268	9,758,698
Woodside Petroleum Ltd.	1,326,416	30,330,500

		83,568,126
PROFESSIONAL SERVICES — 0.43%
Seek Ltd.	577,917	7,677,776

		7,677,776

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.72%
LendLease Group	970,469	$12,762,077

		12,762,077
ROAD & RAIL — 0.80%
Aurizon Holdings Ltd.	3,592,987	14,134,892

		14,134,892
TRANSPORTATION INFRASTRUCTURE — 2.60%
Sydney Airport	1,924,369	11,294,714
Transurban Group	3,590,318	34,627,543

		45,922,257

TOTAL COMMON STOCKS
(Cost: $1,913,517,259)		1,745,888,271

SHORT-TERM INVESTMENTS — 0.41%

MONEY MARKET FUNDS — 0.41%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	6,985,447	6,987,543
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	183,299	183,299

		7,170,842

TOTAL SHORT-TERM INVESTMENTS
(Cost: $7,170,523)		7,170,842

TOTAL INVESTMENTS IN SECURITIES — 99.27%
(Cost: $1,920,687,782)[g]		1,753,059,113
Other Assets, Less Liabilities — 0.73%		12,853,213

NET ASSETS — 100.00%		$1,765,912,326

[a]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[b]	Non-income earning security.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,979,016,818. Net unrealized depreciation was $226,038,358, of which $96,246,139 represented gross unrealized appreciation on investments and $322,284,497 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	101

Schedule of Investments (Continued)

iSHARES® MSCI AUSTRALIA ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	2,407,298	4,578,149	[b]	—	6,985,447	$6,987,543	$(190)	$319	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	532,214	—		(348,915)[b]	183,299	183,299	53	—	7,465

						$7,170,842	$(137)	$319	$7,465

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
ASX SPI 200 Index	4,450	Sep 2017	$20,076	$(80,653)

Total				$(80,653)

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,745,888,046	$—	$225	$1,745,888,271
Money market funds	7,170,842	—	—	7,170,842

Total	$1,753,058,888	$—	$225	$1,753,059,113

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(80,653)	$—	$—	$(80,653)

Total	$(80,653)	$—	$—	$(80,653)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.51%

AEROSPACE & DEFENSE — 0.63%
Bombardier Inc. Class Ba	4,586,075	$9,144,716
CAE Inc.	635,487	10,446,570

		19,591,286
AUTO COMPONENTS — 1.58%
Linamar Corp.	116,222	6,454,666
Magna International Inc. Class A	898,493	43,063,166

		49,517,832
BANKS — 28.36%
Bank of Montreal	1,503,829	107,484,041
Bank of Nova Scotia (The)	2,810,128	174,132,677
Canadian Imperial Bank of Commerce	1,001,528	83,804,828
National Bank of Canada	791,798	36,301,136
Royal Bank of Canada	3,441,879	254,431,382
Toronto-Dominion Bank (The)	4,319,918	231,061,776

		887,215,840
CAPITAL MARKETS — 4.35%
Brookfield Asset Management Inc. Class A	2,057,061	81,035,488
CI Financial Corp.	581,160	12,673,112
IGM Financial Inc.	224,733	7,329,477
Thomson Reuters Corp.	772,755	35,193,867

		136,231,944
CHEMICALS — 2.40%
Agrium Inc.	308,443	30,132,083
Methanex Corp.	213,464	10,864,317
Potash Corp. of Saskatchewan Inc.	1,964,196	34,043,453

		75,039,853
CONSTRUCTION & ENGINEERING — 0.49%
SNC-Lavalin Group Inc.	354,824	15,438,205

		15,438,205
CONTAINERS & PACKAGING — 0.49%
CCL Industries Inc. Class B	329,438	15,221,809

		15,221,809
DIVERSIFIED FINANCIAL SERVICES — 0.71%
Element Fleet Management Corp.	917,285	6,848,086
Onex Corp.	194,085	15,457,138

		22,305,224

Security	Shares	Value
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.08%
BCE Inc.	360,275	$17,080,555
TELUS Corp.	462,189	16,666,452

		33,747,007
ELECTRIC UTILITIES — 1.66%
Emera Inc.	124,065	4,745,888
Fortis Inc./Canada	936,259	34,119,780
Hydro One Ltd.[b]	703,400	12,999,225

		51,864,893
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.52%
H&R REIT	326,686	5,565,713
RioCan REIT	375,533	7,128,762
Smart REIT	152,955	3,712,400

		16,406,875
FOOD & STAPLES RETAILING — 3.62%
Alimentation Couche-Tard Inc. Class B	981,498	46,681,336
Empire Co. Ltd. Class A	395,550	6,622,209
George Weston Ltd.	121,653	10,530,808
Jean Coutu Group PJC Inc. (The) Class A	191,749	3,405,982
Loblaw Companies Ltd.	520,265	28,105,722
Metro Inc.	547,505	18,000,523

		113,346,580
FOOD PRODUCTS — 0.64%
Saputo Inc.	596,323	20,052,624

		20,052,624
HOTELS, RESTAURANTS & LEISURE — 1.01%
Restaurant Brands International Inc.	521,201	31,689,852

		31,689,852
INSURANCE — 8.66%
Fairfax Financial Holdings Ltd.	65,951	34,143,549
Great-West Lifeco Inc.	695,403	19,185,635
Industrial Alliance Insurance & Financial Services Inc.	246,017	10,515,694
Intact Financial Corp.	307,901	25,280,422
Manulife Financial Corp.	4,596,917	89,940,079
Power Corp. of Canada	874,096	21,278,094
Power Financial Corp.	588,256	15,816,638
Sun Life Financial Inc.	1,430,666	54,716,199

		270,876,310

SCHEDULES OF INVESTMENTS	103

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 0.13%
Shopify Inc. Class Aa,c	35,840	$3,944,901

		3,944,901
IT SERVICES — 0.83%
CGI Group Inc. Class Aa	510,257	25,855,734

		25,855,734
MEDIA — 0.70%
Shaw Communications Inc. Class B	982,876	21,840,818

		21,840,818
METALS & MINING — 7.66%
Agnico Eagle Mines Ltd.	529,693	27,043,389
Barrick Gold Corp.	2,721,747	48,823,202
First Quantum Minerals Ltd.	1,626,515	19,524,667
Franco-Nevada Corp.	418,216	34,077,724
Goldcorp Inc.	2,024,742	27,712,521
Kinross Gold Corp.[a]	2,952,942	13,401,587
Teck Resources Ltd. Class B	1,330,422	32,980,671
Turquoise Hill Resources Ltd.[a,c]	2,384,856	8,008,170
Wheaton Precious Metals Corp.	1,037,971	21,475,548
Yamana Gold Inc.	2,247,772	6,615,576

		239,663,055
MULTI-UTILITIES — 0.51%
Atco Ltd./Canada Class I	179,451	6,585,476
Canadian Utilities Ltd. Class A	297,136	9,223,955

		15,809,431
MULTILINE RETAIL — 1.43%
Canadian Tire Corp. Ltd. Class Ac	160,295	18,896,591
Dollarama Inc.	261,904	25,708,894

		44,605,485
OIL, GAS & CONSUMABLE FUELS — 21.08%
AltaGas Ltd.	393,670	8,694,494
ARC Resources Ltd.	831,657	10,878,704
Cameco Corp.	938,503	9,371,930
Canadian Natural Resources Ltd.	2,577,575	79,090,178
Cenovus Energy Inc.	2,391,799	18,638,386
Crescent Point Energy Corp.	1,275,591	8,719,294
Enbridge Inc.	3,410,546	135,796,177
Encana Corp.	2,274,915	21,138,791
Husky Energy Inc.[a,c]	832,588	9,702,182
Imperial Oil Ltd.	698,555	20,537,378
Inter Pipeline Ltd.	855,200	15,599,939
Keyera Corp.	437,178	12,636,754
Pembina Pipeline Corp.	927,294	29,769,558
Peyto Exploration & Development Corp.	389,659	6,660,333

Security	Shares	Value
PrairieSky Royalty Ltd.	491,292	$11,497,115
Seven Generations Energy Ltd. Class Aa	571,223	8,661,176
Suncor Energy Inc.	3,874,849	120,935,467
Tourmaline Oil Corp.[a]	509,741	9,904,120
TransCanada Corp.	2,012,336	101,776,451
Veresen Inc.	738,923	10,367,023
Vermilion Energy Inc.	274,534	8,912,091

		659,287,541
PAPER & FOREST PRODUCTS — 0.26%
West Fraser Timber Co. Ltd.	157,217	8,124,498

		8,124,498
PHARMACEUTICALS — 0.33%
Valeant Pharmaceuticals International Inc.[a,c]	770,884	10,323,543

		10,323,543
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.16%
First Capital Realty Inc.	317,895	5,144,638

		5,144,638
ROAD & RAIL — 6.22%
Canadian National Railway Co.	1,785,075	144,115,886
Canadian Pacific Railway Ltd.	325,023	50,373,056

		194,488,942
SOFTWARE — 1.43%
Constellation Software Inc./Canada	44,999	24,921,639
Open Text Corp.	614,943	19,707,605

		44,629,244
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.35%
BlackBerry Ltd.[a,c]	1,179,708	10,886,717

		10,886,717
TEXTILES, APPAREL & LUXURY GOODS — 0.52%
Gildan Activewear Inc.	524,471	16,360,567

		16,360,567
TRADING COMPANIES & DISTRIBUTORS — 0.29%
Finning International Inc.	399,138	9,095,412

		9,095,412
WIRELESS TELECOMMUNICATION SERVICES — 1.41%
Rogers Communications Inc. Class B	846,793	44,029,859

		44,029,859
TOTAL COMMON STOCKS
(Cost: $3,497,459,111)		3,112,636,519

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.42%

MONEY MARKET FUNDS — 1.42%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	43,796,579	$43,809,718
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	412,255	412,255

		44,221,973

TOTAL SHORT-TERM INVESTMENTS
(Cost: $44,219,286)		44,221,973

Value
TOTAL INVESTMENTS IN SECURITIES — 100.93%
(Cost: $3,541,678,397)[g]	$3,156,858,492
Other Assets, Less Liabilities — (0.93)%	(28,938,790)

NET ASSETS — 100.00%	$3,127,919,702

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $3,616,475,008. Net unrealized depreciation was $459,569,244, of which $243,684,593 represented gross unrealized appreciation on investments and $703,253,837 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	7,205,616	36,590,963	[b]	—	43,796,579	$43,809,718	$(2,561)	$2,687	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,204,076	—		(791,821)[b]	412,255	412,255	288	—	8,519

						$44,221,973	$(2,273)	$2,687	$8,519

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
S&P/TSX 60 Index	20,400	Sep 2017	$14,498	$47,272

Total				$47,272

SCHEDULES OF INVESTMENTS	105

Schedule of Investments (Continued)

iSHARES® MSCI CANADA ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,112,636,519	$—	$—	$3,112,636,519
Money market funds	44,221,973	—	—	44,221,973

Total	$3,156,858,492	$—	$—	$3,156,858,492

Derivative financial instruments[a]:
Assets:
Futures contracts	$47,272	$—	$—	$47,272

Total	$47,272	$—	$—	$47,272

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.70%

AIR FREIGHT & LOGISTICS — 0.23%
Yamato Holdings Co. Ltd.	1,761,300	$37,511,241

		37,511,241
AIRLINES — 0.26%
ANA Holdings Inc.	5,871,000	21,753,532
Japan Airlines Co. Ltd.	587,100	20,153,224

		41,906,756
AUTO COMPONENTS — 3.19%
Aisin Seiki Co. Ltd.	819,100	41,155,942
Bridgestone Corp.	3,131,200	134,255,250
Denso Corp.	2,348,400	113,856,645
Koito Manufacturing Co. Ltd.	587,100	36,540,387
NGK Spark Plug Co. Ltd.	782,800	14,900,654
NOK Corp.	391,400	8,798,143
Stanley Electric Co. Ltd.	782,800	25,960,567
Sumitomo Electric Industries Ltd.	3,718,300	58,176,564
Sumitomo Rubber Industries Ltd.	978,500	16,207,573
Toyoda Gosei Co. Ltd.	391,400	9,114,648
Toyota Industries Corp.	782,800	41,679,157
Yokohama Rubber Co. Ltd. (The)	587,100	10,855,429

		511,500,959
AUTOMOBILES — 8.71%
Honda Motor Co. Ltd.	8,416,500	235,609,999
Isuzu Motors Ltd.	2,740,200	35,802,359
Mazda Motor Corp.	2,739,800	40,302,891
Mitsubishi Motors Corp.	3,326,900	24,545,183
Nissan Motor Co. Ltd.	11,350,600	112,722,204
Subaru Corp.	2,957,600	103,620,803
Suzuki Motor Corp.	1,761,300	88,433,071
Toyota Motor Corp.	12,720,500	714,617,949
Yamaha Motor Co. Ltd.	1,369,900	38,709,695

		1,394,364,154
BANKS — 7.37%
Aozora Bank Ltd.	5,871,000	22,190,950
Bank of Kyoto Ltd. (The)	1,543,000	14,257,959
Chiba Bank Ltd. (The)	3,484,000	23,298,419
Chugoku Bank Ltd. (The)	782,800	10,540,701
Concordia Financial Group Ltd.	5,871,700	28,056,760
Fukuoka Financial Group Inc.	3,914,000	17,176,649
Hachijuni Bank Ltd. (The)	1,957,000	11,913,411

Security	Shares	Value
Hiroshima Bank Ltd. (The)	2,454,000	$9,855,243
Japan Post Bank Co. Ltd.	1,957,000	24,893,694
Kyushu Financial Group Inc.	1,761,400	10,722,679
Mebuki Financial Group Inc.	4,813,880	17,058,088
Mitsubishi UFJ Financial Group Inc.	58,577,080	358,775,301
Mizuho Financial Group Inc.	117,224,380	201,409,506
Resona Holdings Inc.	10,763,500	53,651,246
Seven Bank Ltd.	2,739,800	10,380,671
Shinsei Bank Ltd.	7,828,000	12,517,972
Shizuoka Bank Ltd. (The)	2,551,000	22,274,314
Sumitomo Mitsui Financial Group Inc.	6,653,800	248,716,457
Sumitomo Mitsui Trust Holdings Inc.	1,589,432	54,964,367
Suruga Bank Ltd.	782,800	16,728,563
Yamaguchi Financial Group Inc.	922,000	10,421,297

		1,179,804,247
BEVERAGES — 1.44%
Asahi Group Holdings Ltd.	1,957,000	85,154,216
Coca-Cola Bottlers Japan Inc.	587,100	20,110,549
Kirin Holdings Co. Ltd.	4,190,300	95,048,918
Suntory Beverage & Food Ltd.	657,600	30,352,608

		230,666,291
BUILDING PRODUCTS — 1.39%
Asahi Glass Co. Ltd.	984,200	38,362,875
Daikin Industries Ltd.	1,185,500	118,431,515
LIXIL Group Corp.	1,369,900	35,896,707
TOTO Ltd.	782,800	29,765,746

		222,456,843
CAPITAL MARKETS — 1.23%
Daiwa Securities Group Inc.	7,828,000	42,802,929
Japan Exchange Group Inc.	2,544,100	43,295,469
Nomura Holdings Inc.	17,613,000	98,018,922
SBI Holdings Inc./Japan	978,510	13,584,983

		197,702,303
CHEMICALS — 4.86%
Air Water Inc.	782,800	14,424,118
Asahi Kasei Corp.	6,007,000	71,880,965
Daicel Corp.	1,369,900	17,438,033
Hitachi Chemical Co. Ltd.	587,100	15,875,065
JSR Corp.	978,500	19,043,676
Kaneka Corp.	1,370,000	10,655,279

SCHEDULES OF INVESTMENTS	107

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
Kansai Paint Co. Ltd.	978,500	$24,795,898
Kuraray Co. Ltd.	1,761,300	33,414,450
Mitsubishi Chemical Holdings Corp.	7,054,100	65,567,366
Mitsubishi Gas Chemical Co. Inc.	811,300	20,116,643
Mitsui Chemicals Inc.	4,239,000	25,343,104
Nippon Paint Holdings Co. Ltd.	782,800	26,671,815
Nissan Chemical Industries Ltd.	587,100	19,657,128
Nitto Denko Corp.	792,400	69,822,780
Shin-Etsu Chemical Co. Ltd.	1,897,700	167,665,226
Sumitomo Chemical Co. Ltd.	7,828,000	46,871,270
Taiyo Nippon Sanso Corp.	587,100	6,843,988
Teijin Ltd.	978,500	19,843,831
Toray Industries Inc.	7,240,900	68,882,630
Tosoh Corp.	2,797,000	32,783,300

		777,596,565
COMMERCIAL SERVICES & SUPPLIES — 1.00%
Dai Nippon Printing Co. Ltd.	2,545,000	30,014,628
Park24 Co. Ltd.	587,100	14,098,722
Secom Co. Ltd.	986,300	73,143,563
Sohgo Security Services Co. Ltd.	391,400	17,087,743
Toppan Printing Co. Ltd.	2,602,000	26,029,457

		160,374,113
CONSTRUCTION & ENGINEERING — 1.05%
JGC Corp.	978,500	15,709,699
Kajima Corp.	4,220,000	38,687,807
Obayashi Corp.	3,131,200	36,899,568
Shimizu Corp.	2,605,100	26,888,911
Taisei Corp.	4,992,000	50,028,857

		168,214,842
CONSTRUCTION MATERIALS — 0.14%
Taiheiyo Cement Corp.	5,871,000	22,617,699

		22,617,699
CONSUMER FINANCE — 0.22%
Acom Co. Ltd.[a]	1,957,000	8,001,544
AEON Financial Service Co. Ltd.	587,170	12,435,883
Credit Saison Co. Ltd.	782,800	14,189,406

		34,626,833

Security	Shares	Value
CONTAINERS & PACKAGING — 0.08%
Toyo Seikan Group Holdings Ltd.	782,800	$12,894,934

		12,894,934
DIVERSIFIED CONSUMER SERVICES — 0.09%
Benesse Holdings Inc.	391,400	15,042,904

		15,042,904
DIVERSIFIED FINANCIAL SERVICES — 0.71%
Mitsubishi UFJ Lease & Finance Co. Ltd.	2,152,700	10,874,988
ORIX Corp.	6,458,100	103,243,930

		114,118,918
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.05%
Nippon Telegraph & Telephone Corp.	3,381,900	168,019,528

		168,019,528
ELECTRIC UTILITIES — 1.18%
Chubu Electric Power Co. Inc.	3,131,200	40,882,559
Chugoku Electric Power Co. Inc. (The)	1,369,900	15,782,602
Kansai Electric Power Co. Inc. (The)	3,522,600	49,289,515
Kyushu Electric Power Co. Inc.	2,152,700	25,270,656
Tohoku Electric Power Co. Inc.	2,152,700	29,417,234
Tokyo Electric Power Co. Holdings Inc.[a]	7,045,200	28,485,499

		189,128,065
ELECTRICAL EQUIPMENT — 1.84%
Fuji Electric Co. Ltd.	2,424,000	13,346,756
Mabuchi Motor Co. Ltd.	218,900	10,322,470
Mitsubishi Electric Corp.	9,393,600	138,864,139
Nidec Corp.	1,174,200	132,932,328

		295,465,693
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.72%
Alps Electric Co. Ltd.	979,200	26,868,835
Hamamatsu Photonics KK	782,800	24,218,009
Hirose Electric Co. Ltd.	195,760	27,071,299
Hitachi High-Technologies Corp.	391,400	13,958,250
Hitachi Ltd.	23,484,000	161,524,514
Keyence Corp.	473,152	246,162,852
Kyocera Corp.	1,565,600	93,884,790
Murata Manufacturing Co. Ltd.	928,100	142,006,215

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
Nippon Electric Glass Co. Ltd.	391,500	$14,868,890
Omron Corp.	978,500	49,076,140
Shimadzu Corp.	1,174,900	21,574,350
TDK Corp.	605,900	40,573,169
Yaskawa Electric Corp.	1,174,200	35,526,858
Yokogawa Electric Corp.	1,179,000	18,350,236

		915,664,407
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.12%
Daiwa House REIT Investment Corp.	6,265	15,301,036
Japan Prime Realty Investment Corp.	3,914	14,047,156
Japan Real Estate Investment Corp.	5,871	30,405,869
Japan Retail Fund Investment Corp.	12,106	22,251,897
Nippon Building Fund Inc.	6,278	33,369,344
Nippon Prologis REIT Inc.	7,828	16,984,612
Nomura Real Estate Master Fund Inc.	17,613	23,252,489
United Urban Investment Corp.	15,663	23,609,774

		179,222,177
FOOD & STAPLES RETAILING — 1.67%
Aeon Co. Ltd.	2,935,900	43,267,579
FamilyMart UNY Holdings Co. Ltd.	391,400	21,195,203
Lawson Inc.	239,700	16,094,703
Seven & I Holdings Co. Ltd.	3,718,380	147,471,640
Sundrug Co. Ltd.	391,400	16,198,683
Tsuruha Holdings Inc.	195,700	23,275,604

		267,503,412
FOOD PRODUCTS — 1.56%
Ajinomoto Co. Inc.	2,739,800	54,056,657
Calbee Inc.[b]	393,200	13,432,964
Kikkoman Corp.	706,900	22,126,753
MEIJI Holdings Co. Ltd.	587,156	46,733,478
NH Foods Ltd.	854,000	25,062,875
Nisshin Seifun Group Inc.	978,575	16,991,249
Nissin Foods Holdings Co. Ltd.	278,000	17,125,568
Toyo Suisan Kaisha Ltd.	391,400	14,456,124
Yakult Honsha Co. Ltd.	412,700	28,573,269
Yamazaki Baking Co. Ltd.	587,100	11,116,813

		249,675,750

Security	Shares	Value
GAS UTILITIES — 0.62%
Osaka Gas Co. Ltd.	8,892,000	$34,748,766
Toho Gas Co. Ltd.	1,957,000	12,891,378
Tokyo Gas Co. Ltd.	9,785,000	51,850,009

		99,490,153
HEALTH CARE EQUIPMENT & SUPPLIES — 1.71%
CYBERDYNE Inc.[a,b]	391,400	5,142,326
Hoya Corp.	1,957,000	111,932,718
Olympus Corp.	1,376,200	47,453,017
Sysmex Corp.	782,800	48,222,642
Terumo Corp.	1,565,600	60,456,115

		273,206,818
HEALTH CARE PROVIDERS & SERVICES — 0.37%
Alfresa Holdings Corp.	978,500	18,394,662
Medipal Holdings Corp.	782,800	13,791,107
Miraca Holdings Inc.	274,300	12,448,923
Suzuken Co. Ltd./Aichi Japan	391,440	14,244,205

		58,878,897
HEALTH CARE TECHNOLOGY — 0.16%
M3 Inc.	978,500	25,400,459

		25,400,459
HOTELS, RESTAURANTS & LEISURE — 0.59%
McDonald’s Holdings Co. Japan Ltd.	391,400	17,372,243
Oriental Land Co. Ltd./Japan	1,026,600	77,036,974

		94,409,217
HOUSEHOLD DURABLES — 3.52%
Casio Computer Co. Ltd.	978,900	13,821,648
Iida Group Holdings Co. Ltd.	782,880	13,294,591
Nikon Corp.	1,565,600	25,789,867
Panasonic Corp.	10,763,515	143,321,200
Rinnai Corp.	195,700	16,981,056
Sekisui Chemical Co. Ltd.	1,964,000	36,581,865
Sekisui House Ltd.	2,935,500	50,783,137
Sharp Corp./Japan[a,b]	7,294,000	21,870,071
Sony Corp.	6,115,500	240,986,039

		563,429,474
HOUSEHOLD PRODUCTS — 0.42%
Lion Corp.	1,100,600	21,860,000
Unicharm Corp.	1,957,000	45,999,991

		67,859,991

SCHEDULES OF INVESTMENTS	109

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
Electric Power Development Co. Ltd.	782,800	$21,408,577

		21,408,577
INDUSTRIAL CONGLOMERATES — 0.52%
Keihan Holdings Co. Ltd.	1,957,000	11,788,943
Seibu Holdings Inc.	979,200	16,824,161
Toshiba Corp.[a,b]	19,570,000	54,410,503

		83,023,607
INSURANCE — 2.73%
Dai-ichi Life Holdings Inc.	5,285,000	84,994,094
Japan Post Holdings Co. Ltd.	2,152,700	26,718,047
MS&AD Insurance Group Holdings Inc.	2,348,440	77,434,933
Sompo Holdings Inc.	1,761,350	66,174,653
Sony Financial Holdings Inc.	782,800	12,389,947
T&D Holdings Inc.	2,739,800	37,552,138
Tokio Marine Holdings Inc.	3,326,900	132,701,172

		437,964,984
INTERNET & DIRECT MARKETING RETAIL — 0.52%
Rakuten Inc.	4,501,100	53,390,751
Start Today Co. Ltd.	979,200	30,427,621

		83,818,372
INTERNET SOFTWARE & SERVICES — 0.39%
DeNA Co. Ltd.	520,300	11,118,895
Kakaku.com Inc.	696,100	8,658,558
Mixi Inc.	200,800	10,691,332
Yahoo Japan Corp.	6,849,500	31,366,055

		61,834,840
IT SERVICES — 1.04%
Fujitsu Ltd.	9,785,000	72,467,322
Nomura Research Institute Ltd.	620,004	24,110,641
NTT Data Corp.	2,935,500	31,686,116
Obic Co. Ltd.	391,400	24,502,508
Otsuka Corp.	219,700	14,532,219

		167,298,806
LEISURE PRODUCTS — 0.81%
Bandai Namco Holdings Inc.	978,598	32,765,161
Sankyo Co. Ltd.	195,700	6,383,454
Sega Sammy Holdings Inc.	782,800	11,237,725
Shimano Inc.	391,400	52,845,757
Yamaha Corp.	782,800	27,240,814

		130,472,911

Security	Shares	Value
MACHINERY — 5.48%
Amada Holdings Co. Ltd.	1,565,600	$17,169,537
FANUC Corp.	942,300	182,706,542
Hino Motors Ltd.	1,174,200	13,474,601
Hitachi Construction Machinery Co. Ltd.	587,100	16,563,197
Hoshizaki Corp.	250,200	21,755,533
IHI Corp.[a]	7,828,000	25,889,442
JTEKT Corp.	1,174,900	15,703,052
Kawasaki Heavy Industries Ltd.	7,828,000	24,040,196
Komatsu Ltd.	4,501,100	121,667,931
Kubota Corp.	5,088,200	88,024,103
Kurita Water Industries Ltd.	391,400	11,255,506
Makita Corp.	1,174,200	47,102,426
MINEBEA MITSUMI Inc.	1,957,000	32,130,647
Mitsubishi Heavy Industries Ltd.	15,656,000	59,872,891
Nabtesco Corp.	587,100	20,510,626
NGK Insulators Ltd.	1,204,000	22,458,768
NSK Ltd.	1,890,000	22,410,049
SMC Corp./Japan	278,200	95,320,026
Sumitomo Heavy Industries Ltd.	2,637,000	19,646,920
THK Co. Ltd.	587,700	19,597,120

		877,299,113
MARINE — 0.21%
Mitsui OSK Lines Ltd.	5,871,000	18,830,302
Nippon Yusen KKa	7,828,000	15,505,215

		34,335,517
MEDIA — 0.51%
Dentsu Inc.	1,035,400	43,274,941
Hakuhodo DY Holdings Inc.	1,174,900	15,980,604
Toho Co. Ltd./Tokyo	587,100	21,790,873

		81,046,418
METALS & MINING — 1.50%
Hitachi Metals Ltd.	978,500	13,060,299
JFE Holdings Inc.	2,544,150	50,208,012
Kobe Steel Ltd.[a]	1,571,200	18,901,225
Maruichi Steel Tube Ltd.	242,600	7,174,841
Mitsubishi Materials Corp.	587,100	21,044,062
Nippon Steel & Sumitomo Metal Corp.	3,718,770	88,678,102
Sumitomo Metal Mining Co. Ltd.	2,429,000	41,822,233

		240,888,774

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
MULTILINE RETAIL — 0.72%
Don Quijote Holdings Co. Ltd.	587,100	$22,270,966
Isetan Mitsukoshi Holdings Ltd.	1,565,660	16,103,281
J Front Retailing Co. Ltd.	1,174,200	16,376,495
Marui Group Co. Ltd.	978,500	13,682,641
Ryohin Keikaku Co. Ltd.	117,400	32,534,072
Takashimaya Co. Ltd.	1,522,000	13,953,280

		114,920,735
OIL, GAS & CONSUMABLE FUELS — 0.89%
Idemitsu Kosan Co. Ltd.	587,100	14,328,099
INPEX Corp.	4,696,800	44,851,325
JXTG Holdings Inc.	15,124,895	73,164,584
Showa Shell Sekiyu KK	991,900	10,859,890

		143,203,898
PAPER & FOREST PRODUCTS — 0.13%
Oji Holdings Corp.	3,914,000	20,519,517

		20,519,517
PERSONAL PRODUCTS — 1.60%
Kao Corp.	2,388,700	148,930,214
Kose Corp.	145,400	18,231,147
Pola Orbis Holdings Inc.	410,800	13,194,421
Shiseido Co. Ltd.	1,825,900	75,634,001

		255,989,783
PHARMACEUTICALS — 5.04%
Astellas Pharma Inc.	9,980,750	125,462,181
Chugai Pharmaceutical Co. Ltd.	1,174,200	47,689,206
Daiichi Sankyo Co. Ltd.	2,740,269	64,709,787
Eisai Co. Ltd.	1,369,900	70,872,348
Hisamitsu Pharmaceutical Co. Inc.	256,300	12,318,980
Kyowa Hakko Kirin Co. Ltd.	1,174,200	20,601,310
Mitsubishi Tanabe Pharma Corp.	1,174,200	28,805,561
Ono Pharmaceutical Co. Ltd.	1,965,900	40,028,911
Otsuka Holdings Co. Ltd.	1,957,000	78,752,980
Santen Pharmaceutical Co. Ltd.	1,761,300	27,301,270
Shionogi & Co. Ltd.	1,411,700	74,330,379
Sumitomo Dainippon Pharma Co. Ltd.	782,800	10,626,051
Taisho Pharmaceutical Holdings Co. Ltd.	142,700	11,124,532
Takeda Pharmaceutical Co. Ltd.	3,522,600	194,501,546

		807,125,042

Security	Shares	Value
PROFESSIONAL SERVICES — 0.66%
Recruit Holdings Co. Ltd.	5,283,900	$105,188,305

		105,188,305
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.98%
Aeon Mall Co. Ltd.	587,100	10,540,701
Daito Trust Construction Co. Ltd.	333,100	58,971,956
Daiwa House Industry Co. Ltd.	2,739,800	95,766,042
Hulic Co. Ltd.	1,369,900	13,554,617
Mitsubishi Estate Co. Ltd.	6,117,300	105,271,363
Mitsui Fudosan Co. Ltd.	4,360,900	94,223,335
Nomura Real Estate Holdings Inc.	587,100	12,114,339
Sumitomo Realty & Development Co. Ltd.	1,957,000	59,158,086
Tokyo Tatemono Co. Ltd.	978,500	12,037,879
Tokyu Fudosan Holdings Corp.	2,553,000	15,216,864

		476,855,182
ROAD & RAIL — 3.90%
Central Japan Railway Co.	702,400	118,896,166
East Japan Railway Co.	1,610,400	147,563,911
Hankyu Hanshin Holdings Inc.	1,174,200	44,701,963
Keikyu Corp.	2,111,000	22,402,762
Keio Corp.	2,788,000	23,178,448
Keisei Electric Railway Co. Ltd.	609,400	16,583,255
Kintetsu Group Holdings Co. Ltd.	8,862,000	33,415,682
Kyushu Railway Co.	782,800	24,466,945
Nagoya Railroad Co. Ltd.	4,514,000	20,178,884
Nippon Express Co. Ltd.	3,914,000	26,991,877
Odakyu Electric Railway Co. Ltd.	1,369,900	26,511,784
Tobu Railway Co. Ltd.	4,665,000	25,770,671
Tokyu Corp.	2,568,900	37,345,448
West Japan Railway Co.	782,800	56,835,860

		624,843,656
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.21%
Disco Corp.	133,300	23,871,915
Renesas Electronics Corp.[a]	2,544,100	25,635,171
Rohm Co. Ltd.	437,500	34,026,894
Tokyo Electron Ltd.	782,852	109,966,309

		193,500,289

SCHEDULES OF INVESTMENTS	111

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Security	Shares	Value
SOFTWARE — 1.75%
Konami Holdings Corp.	444,300	$23,131,374
LINE Corp.[a,b]	196,600	6,930,838
Nexon Co. Ltd.[a]	979,200	24,404,376
Nintendo Co. Ltd.	554,400	184,564,928
Oracle Corp. Japan	195,700	14,456,124
Trend Micro Inc./Japan	587,100	27,151,908

		280,639,548
SPECIALTY RETAIL — 1.28%
ABC-Mart Inc.	195,700	10,046,384
Fast Retailing Co. Ltd.	258,300	73,856,996
Hikari Tsushin Inc.	93,100	11,538,107
Nitori Holdings Co. Ltd.	391,400	60,384,990
Shimamura Co. Ltd.	108,100	13,181,010
USS Co. Ltd.	978,500	19,212,598
Yamada Denki Co. Ltd.	3,131,200	16,927,712

		205,147,797
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 2.56%
Brother Industries Ltd.	1,174,200	27,802,700
Canon Inc.	5,283,950	185,029,469
FUJIFILM Holdings Corp.	1,957,000	76,850,391
Konica Minolta Inc.	2,349,100	18,739,867
NEC Corp.	12,373,000	32,714,365
Ricoh Co. Ltd.	3,326,900	33,281,091
Seiko Epson Corp.	1,369,900	35,112,556

		409,530,439
TEXTILES, APPAREL & LUXURY GOODS — 0.07%
Asics Corp.	782,800	11,785,386

		11,785,386
TOBACCO — 1.14%
Japan Tobacco Inc.	5,341,600	182,680,196

		182,680,196
TRADING COMPANIES & DISTRIBUTORS — 3.83%
ITOCHU Corp.	7,240,900	118,159,698
Marubeni Corp.	8,023,700	52,154,779
MISUMI Group Inc.	1,369,900	35,112,556
Mitsubishi Corp.	7,436,600	171,860,732
Mitsui & Co. Ltd.	8,219,400	122,813,041
Sumitomo Corp.	5,871,000	83,029,361
Toyota Tsusho Corp.	978,500	30,094,698

		613,224,865

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 0.12%
Japan Airport Terminal Co. Ltd.	195,700	$7,094,703
Kamigumi Co. Ltd.	1,106,000	12,229,711

		19,324,414
WIRELESS TELECOMMUNICATION SERVICES — 4.48%
KDDI Corp.	8,806,500	237,405,829
NTT DOCOMO Inc.	6,653,800	154,374,689
SoftBank Group Corp.	4,022,800	326,107,774

		717,888,292

TOTAL COMMON STOCKS
(Cost: $15,934,505,938)		15,970,512,906

SHORT-TERM INVESTMENTS — 0.29%

MONEY MARKET FUNDS — 0.29%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	40,539,970	40,552,132
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	5,281,032	5,281,032

		45,833,164

TOTAL SHORT-TERM INVESTMENTS
(Cost: $45,826,352)		45,833,164

TOTAL INVESTMENTS IN SECURITIES — 99.99%
(Cost: $15,980,332,290)[f]		16,016,346,070
Other Assets, Less Liabilities — 0.01%		1,342,829

NET ASSETS — 100.00%		$16,017,688,899

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $16,201,644,044. Net unrealized depreciation was $184,655,742, of which $1,514,855,596 represented gross unrealized appreciation on investments and $1,699,511,338 represented gross unrealized depreciation on investments.

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI JAPAN ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	50,929,509	—		(10,389,539)[b]	40,539,970	$40,552,132	$1,589	$6,812	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,192,177	4,088,855	[b]	—	5,281,032	5,281,032	122	—	43,064

						$45,833,164	$1,711	$6,812	$43,064

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
TOPIX Index	3,060,000	Sep 2017	$45,069	$642,232

Total				$642,232

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,905,803,119	$64,709,787	$—	$15,970,512,906
Money market funds	45,833,164	—	—	45,833,164

Total	$15,951,636,283	$64,709,787	$—	$16,016,346,070

Derivative financial instruments[a]:
Assets:
Futures contracts	$642,232	$—	$—	$642,232

Total	$642,232	$—	$—	$642,232

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	113

Schedule of Investments

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.81%

AIRLINES — 0.85%
Controladora Vuela Cia. de Aviacion SAB de CV Class Aa,b	5,083,700	$6,414,971
Grupo Aeromexico SAB de CVa	2,404,043	4,873,438

		11,288,409
AUTO COMPONENTS — 0.24%
Rassini SAB de CV	678,499	3,148,709

		3,148,709
BANKS — 13.33%
Banregio Grupo Financiero SAB de CV	1,813,000	11,732,837
Grupo Financiero Banorte SAB de CV Series O	15,208,478	104,036,562
Grupo Financiero Inbursa SAB de CV Series Ob	16,392,192	27,500,052
Grupo Financiero Interacciones SA de CV Series O	955,800	5,728,016
Grupo Financiero Santander Mexico SAB de CV Series B	13,104,650	27,080,235

		176,077,702
BEVERAGES — 12.25%
Arca Continental SAB de CV	3,079,729	22,601,931
Coca-Cola Femsa SAB de CV Series L	2,373,447	19,513,329
Fomento Economico Mexicano SAB de CV	11,925,510	119,725,155

		161,840,415
BUILDING PRODUCTS — 0.36%
Elementia SAB de CVa,b,c	3,350,190	4,716,234

		4,716,234
CAPITAL MARKETS — 0.46%
Bolsa Mexicana de Valores SAB de CV	3,481,687	6,038,291

		6,038,291
CHEMICALS — 1.55%
Mexichem SAB de CV	7,664,418	20,478,298

		20,478,298
CONSTRUCTION MATERIALS — 6.16%
Cemex SAB de CV CPO[a]	86,737,029	81,321,668

		81,321,668

Security	Shares	Value
CONSUMER FINANCE — 1.59%
Credito Real SAB de CV SOFOM ERb	2,230,174	$4,174,362
Gentera SAB de CV	7,532,706	11,593,167
Unifin Financiera SAB de CV SOFOM ENR	1,519,348	5,244,437

		21,011,966
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.93%
Axtel SAB de CV CPO[a,b]	11,390,777	2,658,716
Telesites SAB de CVa,b	12,110,146	9,668,956

		12,327,672
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 5.13%
Concentradora Fibra Danhos SA de CV	2,340,790	4,099,034
Concentradora Fibra Hotelera Mexicana SA de CV	5,020,290	4,120,960
Fibra Uno Administracion SA de CV	18,113,700	32,410,593
Macquarie Mexico Real Estate Management SA de CV	6,716,100	9,043,857
PLA Administradora Industrial S. de RL de CVb	6,621,500	11,294,194
Prologis Property Mexico SA de CV	3,320,800	6,782,181

		67,750,819
FOOD & STAPLES RETAILING — 6.59%
Grupo Comercial Chedraui SA de CV	2,943,000	6,324,327
La Comer SAB de CVa,b	4,837,855	4,828,965
Wal-Mart de Mexico SAB de CV	31,111,233	75,915,755

		87,069,047
FOOD PRODUCTS — 5.59%
Gruma SAB de CV Series B	1,564,450	23,017,216
Grupo Bimbo SAB de CV Series A	11,579,104	28,157,179
Grupo Herdez SAB de CV	2,207,044	5,421,407
Grupo Lala SAB de CVb	4,935,800	8,790,018
Industrias Bachoco SAB de CV Series B	1,587,400	8,451,467

		73,837,287
GAS UTILITIES — 1.47%
Infraestructura Energetica Nova SAB de CV	3,549,400	19,347,419

		19,347,419

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.49%
Alsea SAB de CV	4,127,966	$15,066,372
Hoteles City Express SAB de CVa,b	3,715,200	4,590,128

		19,656,500
HOUSEHOLD DURABLES — 0.24%
Consorcio ARA SAB de CV	9,121,819	3,116,908

		3,116,908
HOUSEHOLD PRODUCTS — 1.64%
Kimberly-Clark de Mexico SAB de CV Series A	10,987,654	21,639,009

		21,639,009
INDUSTRIAL CONGLOMERATES — 3.20%
Alfa SAB de CV	20,073,651	28,191,131
Grupo Carso SAB de CV Series A1	3,471,833	14,074,143

		42,265,274
INSURANCE — 0.32%
Qualitas Controladora SAB de CV	2,400,000	4,194,639

		4,194,639
MACHINERY — 0.23%
Grupo Rotoplas SAB de CVb	1,850,600	3,088,011

		3,088,011
MEDIA — 4.72%
Grupo Televisa SAB	11,448,647	59,379,890
TV Azteca SAB de CV CPO[b]	15,341,939	2,943,958

		62,323,848
METALS & MINING — 7.23%
Grupo Mexico SAB de CV Series B	17,795,886	58,851,161
Industrias CH SAB de CV Series Ba,b	1,283,783	6,160,775
Industrias Penoles SAB de CV	998,293	26,019,388
Minera Frisco SAB de CV Series A1[a,b]	6,437,803	4,453,752

		95,485,076
MORTGAGE REAL ESTATE INVESTMENT — 0.29%
Concentradora Hipotecaria SAPI de CV	3,105,700	3,891,110

		3,891,110
MULTILINE RETAIL — 0.96%
El Puerto de Liverpool SAB de CV Series C1[b]	1,417,810	12,742,411

		12,742,411

Security	Shares	Value
PHARMACEUTICALS — 0.65%
Genomma Lab Internacional SAB de CV Series Ba	6,671,193	$8,575,390

		8,575,390
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.79%
Corp Inmobiliaria Vesta SAB de CVb	4,549,149	6,707,811
Grupo GICSA SA de CVa,b	5,458,566	3,662,984

		10,370,795
TRANSPORTATION INFRASTRUCTURE — 6.74%
Grupo Aeroportuario del Centro Norte SAB de CV	2,015,492	12,229,050
Grupo Aeroportuario del Pacifico SAB de CV Series B	2,541,449	28,121,315
Grupo Aeroportuario del Sureste SAB de CV Series B	1,466,555	30,010,367
Promotora y Operadora de Infraestructura SAB de CV	1,696,025	18,642,929

		89,003,661
WIRELESS TELECOMMUNICATION SERVICES — 14.81%
America Movil SAB de CV Series L	209,703,018	195,551,425

		195,551,425

TOTAL COMMON STOCKS
(Cost: $1,567,368,302)		1,318,157,993

SHORT-TERM INVESTMENTS — 2.13%

MONEY MARKET FUNDS — 2.13%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	27,657,667	27,665,964
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	431,254	431,254

		28,097,218

TOTAL SHORT-TERM INVESTMENTS
(Cost: $28,090,746)		28,097,218

SCHEDULES OF INVESTMENTS	115

Schedule of Investments (Continued)

iSHARES® MSCI MEXICO CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 101.94%
(Cost: $1,595,459,048)[g]	$1,346,255,211
Other Assets, Less Liabilities — (1.94)%	(25,613,616)

NET ASSETS — 100.00%	$1,320,641,595

CPO  —  Certificates of Participation (Ordinary)

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,637,442,968. Net unrealized depreciation was $291,187,757, of which $14,486,443 represented gross unrealized appreciation on investments and $305,674,200 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	19,391,449	8,266,218	[b]	—	27,657,667	$27,665,964	$(2,087)	$6,472	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,875,747	—		(1,444,493)[b]	431,254	431,254	61	—	4,023

						$28,097,218	$(2,026)	$6,472	$4,023

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,318,157,993	$—	$—	$1,318,157,993
Money market funds	28,097,218	—	—	28,097,218

Total	$1,346,255,211	$—	$—	$1,346,255,211

See notes to financial statements.

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.12%

AEROSPACE & DEFENSE — 0.67%
Hanwha Techwin Co. Ltd.[a,b]	256,207	$8,815,919
Korea Aerospace Industries Ltd. Class A	402,973	16,528,469

		25,344,388
AIR FREIGHT & LOGISTICS — 0.42%
Hyundai Glovis Co. Ltd.	115,346	15,855,472

		15,855,472
AIRLINES — 0.26%
Korean Air Lines Co. Ltd.[a]	331,823	9,769,886

		9,769,886
AUTO COMPONENTS — 3.17%
Hankook Tire Co. Ltd.	433,669	22,691,088
Hanon Systems	1,284,402	13,156,122
Hyundai Mobis Co. Ltd.	364,802	76,350,898
Hyundai Wia Corp.[b]	125,637	7,799,388

		119,997,496
AUTOMOBILES — 3.90%
Hyundai Motor Co.	819,622	102,125,657
Kia Motors Corp.	1,441,239	45,310,325

		147,435,982
BANKS — 9.51%
BNK Financial Group Inc.	1,668,095	14,586,216
DGB Financial Group Inc.	1,137,245	11,094,089
Hana Financial Group Inc.	1,616,273	70,235,347
Industrial Bank of Korea	1,529,944	20,284,376
KB Financial Group Inc.	2,133,507	104,821,114
Shinhan Financial Group Co. Ltd.	2,284,419	105,347,453
Woori Bank	2,025,297	33,407,701

		359,776,296
BEVERAGES — 0.18%
Lotte Chilsung Beverage Co. Ltd.[b]	5,063	6,946,134

		6,946,134
BIOTECHNOLOGY — 1.53%
Celltrion Inc.[a,b]	440,870	45,001,895
Medy-Tox Inc.	25,407	12,822,919

		57,824,814
BUILDING PRODUCTS — 0.36%
KCC Corp.	38,266	13,438,574

		13,438,574

Security	Shares	Value
CAPITAL MARKETS — 1.63%
Korea Investment Holdings Co. Ltd.	261,112	$15,213,780
Mirae Asset Daewoo Co. Ltd.	2,332,625	20,996,935
NH Investment & Securities Co. Ltd.	963,839	11,795,830
Samsung Securities Co. Ltd.	419,669	13,603,141

		61,609,686
CHEMICALS — 4.57%
Hanwha Chemical Corp.	661,900	20,750,413
Hyosung Corp.	130,458	18,337,702
Kumho Petrochemical Co. Ltd.[b]	130,450	9,116,229
LG Chem Ltd.	248,303	83,457,642
Lotte Chemical Corp.	87,520	31,007,662
OCI Co. Ltd.[b]	115,748	10,090,483

		172,760,131
COMMERCIAL SERVICES & SUPPLIES — 0.45%
KEPCO Plant Service & Engineering Co. Ltd.	165,419	6,711,528
S-1 Corp.	129,839	10,328,626

		17,040,154
CONSTRUCTION & ENGINEERING — 1.52%
Daelim Industrial Co. Ltd.	178,386	13,257,136
Daewoo Engineering & Construction Co. Ltd.[a]	1,092,520	6,811,295
GS Engineering & Construction Corp.[a,b]	352,143	8,900,386
Hyundai Development Co. Engineering & Construction	368,601	12,307,403
Hyundai Engineering & Construction Co. Ltd.	451,995	16,294,428

		57,570,648
CONSUMER FINANCE — 0.21%
Samsung Card Co. Ltd.	246,544	8,111,726

		8,111,726
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.15%
KT Corp.	205,716	5,692,036

		5,692,036
ELECTRIC UTILITIES — 1.41%
Korea Electric Power Corp.	1,398,226	53,196,076

		53,196,076
ELECTRICAL EQUIPMENT — 0.17%
Doosan Heavy Industries & Construction Co. Ltd.[b]	395,357	6,311,126

		6,311,126

SCHEDULES OF INVESTMENTS	117

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 3.59%
LG Display Co. Ltd.	1,305,800	$36,072,783
LG Innotek Co. Ltd.	96,870	15,850,049
Samsung Electro-Mechanics Co. Ltd.	337,318	30,213,833
Samsung SDI Co. Ltd.	308,349	53,734,106

		135,870,771
FOOD & STAPLES RETAILING — 1.30%
BGF retail Co. Ltd.	151,486	12,252,149
Dongsuh Cos. Inc.	288,891	6,789,297
E-MART Inc.	116,853	23,213,083
GS Retail Co. Ltd.	194,342	6,954,327

		49,208,856
FOOD PRODUCTS — 1.10%
CJ CheilJedang Corp.	48,779	15,681,436
Lotte Confectionery Co. Ltd.[b]	43,156	7,558,806
Orion Corp./Republic of Korea[a]	149,224	11,553,082
Ottogi Corp.[b]	10,082	6,804,188

		41,597,512
GAS UTILITIES — 0.21%
Korea Gas Corp.[a]	201,310	8,087,392

		8,087,392
HOTELS, RESTAURANTS & LEISURE — 0.56%
Kangwon Land Inc.	691,285	21,150,525

		21,150,525
HOUSEHOLD DURABLES — 2.12%
Coway Co. Ltd.	308,582	27,037,869
Hanssem Co. Ltd.	67,730	10,211,156
LG Electronics Inc.	596,725	43,129,734

		80,378,759
INDUSTRIAL CONGLOMERATES — 4.62%
CJ Corp.	91,663	14,388,392
Hanwha Corp.	310,836	13,548,767
LG Corp.	536,667	39,978,741
Samsung C&T Corp.	416,572	47,656,782
SK Holdings Co. Ltd.	250,389	59,399,661

		174,972,343
INSURANCE — 3.59%
Dongbu Insurance Co. Ltd.	302,825	20,195,495
Hanwha Life Insurance Co. Ltd.	1,631,360	10,590,240
Hyundai Marine & Fire Insurance Co. Ltd.	411,974	16,879,389

Security	Shares	Value
Samsung Fire & Marine Insurance Co. Ltd.	183,694	$45,043,802
Samsung Life Insurance Co. Ltd.	421,324	43,156,192

		135,865,118
INTERNET SOFTWARE & SERVICES — 3.20%
Kakao Corp.[b]	192,719	21,022,027
NAVER Corp.	149,294	99,961,839

		120,983,866
IT SERVICES — 0.79%
Samsung SDS Co. Ltd.	202,144	30,027,598

		30,027,598
LIFE SCIENCES TOOLS & SERVICES — 0.68%
Samsung Biologics Co. Ltd.[a,b,c]	102,741	25,785,476

		25,785,476
MACHINERY — 1.22%
Doosan Bobcat Inc.	242,001	8,187,601
Hyundai Heavy Industries Co. Ltd.[a,b]	175,100	23,059,906
Samsung Heavy Industries Co. Ltd.[a,b]	1,575,018	14,945,630

		46,193,137
MARINE — 0.22%
Pan Ocean Co. Ltd.[a]	1,440,351	8,213,424

		8,213,424
MEDIA — 0.46%
Cheil Worldwide Inc.	501,070	8,443,003
CJ E&M Corp.	133,328	8,986,279

		17,429,282
METALS & MINING — 4.43%
Hyundai Steel Co.	459,107	23,492,793
Korea Zinc Co. Ltd.	50,582	23,146,783
POSCO	397,510	121,093,194

		167,732,770
MULTILINE RETAIL — 0.92%
Hyundai Department Store Co. Ltd.	107,100	9,175,115
Lotte Shopping Co. Ltd.[b]	72,819	16,596,739
Shinsegae Inc.	52,983	9,068,570

		34,840,424
OIL, GAS & CONSUMABLE FUELS — 2.87%
GS Holdings Corp.	316,617	19,823,661
S-Oil Corp.	266,313	29,640,193
SK Innovation Co. Ltd.	354,173	59,206,820

		108,670,674

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Security	Shares	Value
PERSONAL PRODUCTS — 2.89%
AmorePacific Corp.[b]	176,557	$45,094,374
AmorePacific Group[b]	168,180	19,985,917
LG Household & Health Care Ltd.	51,990	44,262,504

		109,342,795
PHARMACEUTICALS — 0.89%
Hanmi Pharm Co. Ltd.[a,b]	38,151	13,635,024
Hanmi Science Co. Ltd.[a,b]	110,150	8,742,839
Yuhan Corp.	55,780	11,179,744

		33,557,607
ROAD & RAIL — 0.21%
CJ Logistics Corp.[a,b]	54,230	8,127,767

		8,127,767
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 5.57%
Hyundai Robotics Co. Ltd.[a]	55,160	21,670,699
SK Hynix Inc.	3,107,210	189,033,882

		210,704,581
SOFTWARE — 1.27%
NCsoft Corp.	100,278	34,193,766
Netmarble Games Corp.[a,b,c]	101,935	13,966,795

		48,160,561
SPECIALTY RETAIL — 0.33%
Hotel Shilla Co. Ltd.[b]	230,326	12,643,827

		12,643,827
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 22.24%
Samsung Electronics Co. Ltd.	409,781	841,657,322

		841,657,322
TOBACCO — 1.70%
KT&G Corp.	633,494	64,326,945

		64,326,945
TRADING COMPANIES & DISTRIBUTORS — 0.34%
Posco Daewoo Corp.	346,554	6,500,193
SK Networks Co. Ltd.[b]	1,020,734	6,345,641

		12,845,834
WIRELESS TELECOMMUNICATION SERVICES — 0.69%
SK Telecom Co. Ltd.	116,876	26,275,334

		26,275,334

TOTAL COMMON STOCKS
(Cost: $1,670,622,208)		3,713,331,125

Security	Shares	Value
PREFERRED STOCKS — 1.79%

AUTOMOBILES — 0.86%
Hyundai Motor Co., Preference Shares	145,830	$12,467,198
Hyundai Motor Co. Series 2, Preference Shares	222,581	20,134,145

		32,601,343
CHEMICALS — 0.34%
LG Chem Ltd., Preference Shares	55,687	12,988,366

		12,988,366
PERSONAL PRODUCTS — 0.49%
AmorePacific Corp., Preference Shares	64,159	9,758,131
LG Household & Health Care Ltd., Preference Shares	16,176	8,607,307

		18,365,438
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.10%
Samsung Electronics Co. Ltd., Preference Shares	2,164	3,617,542

		3,617,542

TOTAL PREFERRED STOCKS
(Cost: $38,534,692)		67,572,689

SHORT-TERM INVESTMENTS — 3.85%

MONEY MARKET FUNDS — 3.85%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	140,876,705	140,918,968
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	4,974,415	4,974,415

		145,893,383

TOTAL SHORT-TERM INVESTMENTS
(Cost: $145,873,542)		145,893,383

SCHEDULES OF INVESTMENTS	119

Schedule of Investments (Continued)

iSHARES® MSCI SOUTH KOREA CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 103.76%
(Cost: $1,855,030,442)[g]	$3,926,797,197
Other Assets, Less Liabilities — (3.76)%	(142,159,434)

NET ASSETS — 100.00%	$3,784,637,763

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,410,993,429. Net unrealized appreciation was $1,515,803,768, of which $2,123,134,609 represented gross unrealized appreciation on investments and $607,330,841 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	129,185,165	11,691,540	[b]	—	140,876,705	$140,918,968	$4,709	$19,841	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	4,717,300	257,115	[b]	—	4,974,415	4,974,415	57	—	41,681

						$145,893,383	$4,766	$19,841	$41,681

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$3,713,331,125	$—	$—	$3,713,331,125
Preferred stocks	67,572,689	—	—	67,572,689
Money market funds	145,893,383	—	—	145,893,383

Total	$3,926,797,197	$—	$—	$3,926,797,197

See notes to financial statements.

120	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$3,177,379,890	$1,913,517,259	$3,497,459,111
Affiliated (Note 2)	59,378,772	7,170,523	44,219,286

Total cost of investments in securities	$3,236,758,662	$1,920,687,782	$3,541,678,397

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$3,658,187,253	$1,745,888,271	$3,112,636,519
Affiliated (Note 2)	59,392,577	7,170,842	44,221,973
Foreign currency, at value[b]	4,297,134	5,152,054	8,742,512
Cash pledged to broker for futures contracts	—	1,098,053	581,383
Receivables:
Investment securities sold	—	1,203,195	32,332,006
Dividends and interest	9,129,572	14,063,402	5,827,597
Futures variation margin	—	—	47,272
Tax reclaims	2,023,250	—	—

Total Assets	3,733,029,786	1,774,575,817	3,204,389,262

LIABILITIES
Payables:
Investment securities purchased	—	879,928	31,222,452
Collateral for securities on loan (Note 1)	56,897,542	6,987,414	43,809,592
Capital shares redeemed	—	—	170,758
Futures variation margin	—	80,653	—
Foreign taxes (Note 1)	147,771	—	—
Investment advisory fees (Note 2)	610,541	715,496	1,266,758

Total Liabilities	57,655,854	8,663,491	76,469,560

NET ASSETS	$3,675,373,932	$1,765,912,326	$3,127,919,702

Net assets consist of:
Paid-in capital	$3,288,648,124	$2,169,727,056	$4,043,163,286
Undistributed (distributions in excess of) net investment income	12,801,276	6,908,701	7,575,046
Accumulated net realized loss	(106,957,724)	(243,234,009)	(538,045,474)
Net unrealized appreciation (depreciation)	480,882,256	(167,489,422)	(384,773,156)

NET ASSETS	$3,675,373,932	$1,765,912,326	$3,127,919,702

Shares outstanding[c]	45,300,000	78,200,000	112,400,000

Net asset value per share	$81.13	$22.58	$27.83

[a]	Securities on loan with values of $54,508,615, $6,689,886 and $42,238,300, respectively. See Note 1.
[b]	Cost of foreign currency: $4,292,028, $6,118,630 and $9,348,081, respectively.
[c]	$0.001 par value, number of shares authorized: 500 million, 627.8 million and 340.2 million, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	121

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Japan ETF		iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$15,934,505,938		$1,567,368,302	$1,709,156,900
Affiliated (Note 2)	45,826,352		28,090,746	145,873,542

Total cost of investments in securities	$15,980,332,290		$1,595,459,048	$1,855,030,442

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$15,970,512,906		$1,318,157,993	$3,780,903,814
Affiliated (Note 2)	45,833,164		28,097,218	145,893,383
Foreign currency, at value[b]	21,522,724		2,700,659	—
Foreign currency pledged to broker for futures contracts, at value[b]	658,726		—	—
Receivables:
Investment securities sold	35,366,705		15,203,004	20,228,474
Due from custodian (Note 4)	—		71,708	—
Dividends and interest	20,598,466		715,400	546,506
Futures variation margin	642,232		—	—

Total Assets	16,095,134,923		1,364,945,982	3,947,572,177

LIABILITIES
Payables:
Investment securities purchased	30,291,956		16,103,186	20,111,823
Collateral for securities on loan (Note 1)	40,543,731		27,661,580	140,894,418
Investment advisory fees (Note 2)	6,610,337		539,621	1,928,173

Total Liabilities	77,446,024		44,304,387	162,934,414

NET ASSETS	$16,017,688,899		$1,320,641,595	$3,784,637,763

Net assets consist of:
Paid-in capital	$17,199,504,435		$1,848,477,134	$2,862,052,603
Undistributed (distributions in excess of) net investment income	(26,048,656)		7,154,017	(81,351,030)
Accumulated net realized loss	(1,192,558,997)		(285,622,096)	(1,067,833,954)
Net unrealized appreciation (depreciation)	36,792,117		(249,367,460)	2,071,770,144

NET ASSETS	$16,017,688,899		$1,320,641,595	$3,784,637,763

Shares outstanding[c]	293,550,000	[d]	23,300,000	55,500,000

Net asset value per share	$54.57	[d]	$56.68	$68.19

[a]	Securities on loan with values of $38,716,306, $26,031,757 and $133,746,749, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $22,281,027, $2,696,900 and $ —, respectively.
[c]	$0.001 par value, number of shares authorized: 2.5246 billion, 255 million and 200 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

122	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares Edge MSCI Min Vol Global ETF	iShares MSCI Australia ETF	iShares MSCI Canada ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$83,299,846	$79,030,390	$77,883,650
Dividends — affiliated (Note 2)	29,119	7,465	8,519
Interest — unaffiliated	—	835	27
Securities lending income — affiliated — net (Note 2)	950,471	32,559	82,904

	84,279,436	79,071,249	77,975,100
Less: Other foreign taxes (Note 1)	(188,016)	—	(30,490)

Total investment income	84,091,420	79,071,249	77,944,610

EXPENSES
Investment advisory fees (Note 2)	10,283,210	8,765,631	15,654,293
Proxy fees	67,310	41,422	66,762

Total expenses	10,350,520	8,807,053	15,721,055
Less investment advisory fees waived (Note 2)	(3,893,046)	—	—

Net expenses	6,457,474	8,807,053	15,721,055

Net investment income	77,633,946	70,264,196	62,223,555

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(26,626,733)	(23,621,694)	(113,329,778)
Investments — affiliated (Note 2)	16,088	(190)	(2,561)
In-kind redemptions — unaffiliated	101,489,581	101,252,528	251,306,238
Futures contracts	—	1,617,158	993,580
Foreign currency transactions	(488,591)	(252,344)	327,225
Realized gain distributions from affiliated funds	242	53	288

Net realized gain	74,390,587	78,995,511	139,294,992

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	141,378,809	126,918,481	156,860,561
Investments — affiliated (Note 2)	13,805	319	2,687
Futures contracts	—	(236,915)	(318,333)
Translation of assets and liabilities in foreign currencies	129,055	527,565	139,874

Net change in unrealized appreciation/depreciation	141,521,669	127,209,450	156,684,789

Net realized and unrealized gain	215,912,256	206,204,961	295,979,781

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$293,546,202	$276,469,157	$358,203,336

[a]	Net of foreign withholding tax of $4,512,840, $479,534 and $13,737,118, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	123

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Japan ETF	iShares MSCI Mexico Capped ETF	iShares MSCI South Korea Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$300,652,682	$31,861,308	$50,888,121
Dividends — affiliated (Note 2)	43,064	4,023	41,681
Interest — unaffiliated	—	—	58
Securities lending income — affiliated — net (Note 2)	3,382,165	703,004	4,908,542

	304,077,911	32,568,335	55,838,402
Less: Other foreign taxes (Note 1)	—	—	937

Total investment income	304,077,911	32,568,335	55,839,339

EXPENSES
Investment advisory fees (Note 2)	76,064,253	6,962,143	20,609,453
Proxy fees	344,241	28,311	69,215

Total expenses	76,408,494	6,990,454	20,678,668

Net investment income	227,669,417	25,577,881	35,160,671

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(197,802,651)	(75,908,002)	164,460,523
Investments — affiliated (Note 2)	1,589	(2,087)	4,709
In-kind redemptions — unaffiliated	644,849,506	68,249,782	—
Futures contracts	24,447,380	—	—
Foreign currency transactions	(15,913,555)	(218,589)	1,863,380
Realized gain distributions from affiliated funds	122	61	57

Net realized gain (loss)	455,582,391	(7,878,835)	166,328,669

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,309,943,854	189,192,269	392,350,106
Investments — affiliated (Note 2)	6,812	6,472	19,841
Futures contracts	(26,487)	—	—
Translation of assets and liabilities in foreign currencies	330,724	76,604	282,147

Net change in unrealized appreciation/depreciation	1,310,254,903	189,275,345	392,652,094

Net realized and unrealized gain	1,765,837,294	181,396,510	558,980,763

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,993,506,711	$206,974,391	$594,141,434

[a]	Net of foreign withholding tax of $33,367,209, $1,103,631 and $9,393,027, respectively.

See notes to financial statements.

124	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares Edge MSCI Min Vol Global ETF		iShares MSCI Australia ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$77,633,946	$64,576,560	$70,264,196	$62,740,787
Net realized gain (loss)	74,390,587	30,872,741	78,995,511	(22,265,463)
Net change in unrealized appreciation/depreciation	141,521,669	252,873,179	127,209,450	137,229,771

Net increase in net assets resulting from operations	293,546,202	348,322,480	276,469,157	177,705,095

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(82,291,396)	(59,015,735)	(83,656,742)	(59,291,158)

Total distributions to shareholders	(82,291,396)	(59,015,735)	(83,656,742)	(59,291,158)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	684,634,417	1,225,242,572	624,267,864	683,182,993
Cost of shares redeemed	(488,203,636)	(362,492,946)	(719,870,284)	(360,957,779)

Net increase (decrease) in net assets from capital share transactions	196,430,781	862,749,626	(95,602,420)	322,225,214

INCREASE IN NET ASSETS	407,685,587	1,152,056,371	97,209,995	440,639,151

NET ASSETS
Beginning of year	3,267,688,345	2,115,631,974	1,668,702,331	1,228,063,180

End of year	$3,675,373,932	$3,267,688,345	$1,765,912,326	$1,668,702,331

Undistributed net investment income included in net assets at end of year	$12,801,276	$16,401,105	$6,908,701	$11,677,105

SHARES ISSUED AND REDEEMED
Shares sold	8,700,000	16,900,000	29,400,000	35,400,000
Shares redeemed	(6,500,000)	(5,100,000)	(33,400,000)	(19,000,000)

Net increase (decrease) in shares outstanding	2,200,000	11,800,000	(4,000,000)	16,400,000

See notes to financial statements.

FINANCIAL STATEMENTS	125

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Canada ETF		iShares MSCI Japan ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$62,223,555	$49,872,015	$227,669,417	$264,486,625
Net realized gain (loss)	139,294,992	(61,752,843)	455,582,391	179,035,668
Net change in unrealized appreciation/depreciation	156,684,789	237,092,373	1,310,254,903	(335,550,040)

Net increase in net assets resulting from operations	358,203,336	225,211,545	1,993,506,711	107,972,253

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(60,198,481)	(46,033,306)	(288,645,468)	(261,611,433)

Total distributions to shareholders	(60,198,481)	(46,033,306)	(288,645,468)	(261,611,433)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,022,753,433	1,347,709,468	4,661,723,572	3,254,831,968
Cost of shares redeemed	(1,290,632,177)	(360,548,208)	(4,364,075,580)	(8,233,815,497)

Net increase (decrease) in net assets from capital share transactions	(267,878,744)	987,161,260	297,647,992	(4,978,983,529)

INCREASE (DECREASE) IN NET ASSETS	30,126,111	1,166,339,499	2,002,509,235	(5,132,622,709)

NET ASSETS
Beginning of year	3,097,793,591	1,931,454,092	14,015,179,664	19,147,802,373

End of year	$3,127,919,702	$3,097,793,591	$16,017,688,899	$14,015,179,664

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,575,046	$4,768,460	$(26,048,656)	$41,500,905

SHARES ISSUED AND REDEEMED
Shares sold	38,600,000	57,300,000	113,100,000	69,900,000
Shares redeemed	(48,500,000)	(15,400,000)	(105,300,000)	(178,050,000)

Net increase (decrease) in shares outstanding	(9,900,000)	41,900,000	7,800,000	(108,150,000)

[a]	Share transactions reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Mexico Capped ETF		iShares MSCI South Korea Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$25,577,881	$22,572,568	$35,160,671	$35,496,600
Net realized gain (loss)	(7,878,835)	(105,424,948)	166,328,669	(72,441,943)
Net change in unrealized appreciation/depreciation	189,275,345	13,777,983	392,652,094	641,389,742

Net increase (decrease) in net assets resulting from operations	206,974,391	(69,074,397)	594,141,434	604,444,399

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(21,098,710)	(31,509,179)	(34,948,193)	(75,311,690)

Total distributions to shareholders	(21,098,710)	(31,509,179)	(34,948,193)	(75,311,690)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,161,693,065	1,471,785,156	330,287,930	456,857,078
Cost of shares redeemed	(2,344,445,161)	(1,260,625,873)	(557,813,596)	(693,973,908)

Net increase (decrease) in net assets from capital share transactions	(182,752,096)	211,159,283	(227,525,666)	(237,116,830)

INCREASE IN NET ASSETS	3,123,585	110,575,707	331,667,575	292,015,879

NET ASSETS
Beginning of year	1,317,518,010	1,206,942,303	3,452,970,188	3,160,954,309

End of year	$1,320,641,595	$1,317,518,010	$3,784,637,763	$3,452,970,188

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$7,154,017	$(3,342,828)	$(81,351,030)	$(111,718,391)

SHARES ISSUED AND REDEEMED
Shares sold	45,200,000	28,200,000	4,750,000	8,900,000
Shares redeemed	(48,000,000)	(25,000,000)	(9,950,000)	(13,850,000)

Net increase (decrease) in shares outstanding	(2,800,000)	3,200,000	(5,200,000)	(4,950,000)

See notes to financial statements.

FINANCIAL STATEMENTS	127

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares Edge MSCI Min Vol Global ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$75.82	$67.59	$68.25	$59.99	$55.65

Income from investment operations:
Net investment income[a]	1.84	1.79	1.70	1.72	1.68
Net realized and unrealized gain (loss)[b]	5.40	8.07	(0.89)	8.18	4.20

Total from investment operations	7.24	9.86	0.81	9.90	5.88

Less distributions from:
Net investment income	(1.93)	(1.63)	(1.47)	(1.64)	(1.54)

Total distributions	(1.93)	(1.63)	(1.47)	(1.64)	(1.54)

Net asset value, end of year	$81.13	$75.82	$67.59	$68.25	$59.99

Total return	9.75%	14.76%	1.15%	16.70%	10.69%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,675,374	$3,267,688	$2,115,632	$1,283,012	$1,007,760
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to waived fees	0.32%	0.32%	0.33%	0.33%	0.34%
Ratio of net investment income to average net assets	2.40%	2.49%	2.41%	2.67%	2.83%
Portfolio turnover rate[c]	24%	24%	22%	24%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 24%, 23%, 22%, 23% and 13%, respectively. See Note 4.

See notes to financial statements.

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Australia ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$20.30	$18.66	$27.15	$23.61	$23.39

Income from investment operations:
Net investment income[a]	0.84	0.84	1.23	1.10	1.02
Net realized and unrealized gain (loss)[b]	2.45	1.59	(8.49)	3.43	0.64

Total from investment operations	3.29	2.43	(7.26)	4.53	1.66

Less distributions from:
Net investment income	(1.01)	(0.79)	(1.23)	(0.99)	(1.44)

Total distributions	(1.01)	(0.79)	(1.23)	(0.99)	(1.44)

Net asset value, end of year	$22.58	$20.30	$18.66	$27.15	$23.61

Total return	16.70%	13.36%	(27.31)%	19.76%	7.06%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,765,912	$1,668,702	$1,228,063	$2,047,113	$1,916,849
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.90%	4.41%	5.37%	4.28%	4.05%
Portfolio turnover rate[c]	4%	7%	9%	6%	6%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	129

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Canada ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$25.33	$24.02	$32.93	$27.34	$27.52

Income from investment operations:
Net investment income[a]	0.51	0.51	0.54	0.59	0.60
Net realized and unrealized gain (loss)[b]	2.47	1.29	(8.85)	5.62	(0.10)

Total from investment operations	2.98	1.80	(8.31)	6.21	0.50

Less distributions from:
Net investment income	(0.48)	(0.49)	(0.60)	(0.62)	(0.68)

Total distributions	(0.48)	(0.49)	(0.60)	(0.62)	(0.68)

Net asset value, end of year	$27.83	$25.33	$24.02	$32.93	$27.34

Total return	11.88%	7.73%	(25.48)%	23.00%	1.84%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,127,920	$3,097,794	$1,931,454	$3,786,906	$3,428,223
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	1.93%	2.18%	1.92%	1.97%	2.12%
Portfolio turnover rate[c]	6%	4%	5%	6%	7%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Japan ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$49.05	$48.61	$47.32	$43.87	$36.09

Income from investment operations:
Net investment income[b]	0.49	0.72	0.60	0.60	0.52
Net realized and unrealized gain[c]	5.96	0.44	1.22	3.53	7.85

Total from investment operations	6.45	1.16	1.82	4.13	8.37

Less distributions from:
Net investment income	(0.93)	(0.72)	(0.53)	(0.68)	(0.59)

Total distributions	(0.93)	(0.72)	(0.53)	(0.68)	(0.59)

Net asset value, end of year	$54.57	$49.05	$48.61	$47.32	$43.87

Total return	13.31%	2.44%	3.84%	9.39%	23.46%

Ratios/Supplemental data:
Net assets, end of year (000s)	$16,017,689	$14,015,180	$19,147,802	$14,729,189	$10,461,942
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.45%	1.53%	1.20%	1.31%	1.18%
Portfolio turnover rate[d]	4%	4%	2%	2%	4%

[a]	Per share amounts reflect a one-for-four reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	131

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Mexico Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$50.48	$52.70	$71.51	$61.93	$60.96

Income from investment operations:
Net investment income[a]	0.88	0.93	0.68	1.06	0.75
Net realized and unrealized gain (loss)[b]	6.10	(1.82)	(18.56)	9.61	0.85

Total from investment operations	6.98	(0.89)	(17.88)	10.67	1.60

Less distributions from:
Net investment income	(0.78)	(1.33)	(0.93)	(1.09)	(0.63)

Total distributions	(0.78)	(1.33)	(0.93)	(1.09)	(0.63)

Net asset value, end of year	$56.68	$50.48	$52.70	$71.51	$61.93

Total return	14.03%	(1.68)%	(25.10)%	17.42%	2.53%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,320,642	$1,317,518	$1,206,942	$3,275,152	$2,217,052
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	1.79%	1.82%	1.10%	1.61%	1.09%
Portfolio turnover rate[c]	8%	8%	13%	19%	32%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI South Korea Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$56.89	$48.15	$66.42	$57.67	$55.97

Income from investment operations:
Net investment income[a]	0.64	0.56	0.46	0.25	0.23
Net realized and unrealized gain (loss)[b]	11.31	9.38	(18.07)	9.40	1.83

Total from investment operations	11.95	9.94	(17.61)	9.65	2.06

Less distributions from:
Net investment income	(0.65)	(1.20)	(0.66)	(0.90)	(0.36)

Total distributions	(0.65)	(1.20)	(0.66)	(0.90)	(0.36)

Net asset value, end of year	$68.19	$56.89	$48.15	$66.42	$57.67

Total return	21.28%	20.92%	(26.58)%	16.83%	3.65%

Ratios/Supplemental data:
Net assets, end of year (000s)	$3,784,638	$3,452,970	$3,160,954	$4,891,619	$3,376,516
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.05%	1.09%	0.81%	0.39%	0.40%
Portfolio turnover rate[c]	16%	22%	24%	13%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 6%, 10%, 10%, 10% and 11%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	133

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Edge MSCI Min Vol Global	Diversified
MSCI Australia	Non-diversified
MSCI Canada	Diversified
MSCI Japan	Diversified
MSCI Mexico Capped	Non-diversified
MSCI South Korea Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

NOTES TO FINANCIAL STATEMENTS	135

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

136	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	137

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
Edge MSCI Min Vol Global
Citigroup Global Markets Inc.	$4,180,812	$4,180,812	$—
Credit Suisse Securities (USA) LLC	1,969,583	1,969,583	—
Deutsche Bank AG	1,278,772	1,278,772	—
Deutsche Bank Securities Inc.	656,528	656,528	—
Goldman Sachs & Co.	9,802,245	9,802,245	—
HSBC Bank PLC	45,755	45,755	—
Jefferies LLC	1,894	1,894	—
JPMorgan Securities LLC	7,598,900	7,598,900	—
JPMorgan Securities PLC	1,217,446	1,217,446	—
Merrill Lynch, Pierce, Fenner & Smith	8,792,776	8,792,776	—
Morgan Stanley & Co. International PLC	827,973	827,973	—
Morgan Stanley & Co. LLC	10,498,309	10,498,309	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	531,706	531,706	—
Nomura Securities International Inc.	777,161	777,161	—
State Street Bank & Trust Company	5,883,493	5,883,493	—
UBS Securities LLC	445,262	445,262	—

	$54,508,615	$54,508,615	$—

MSCI Australia
Barclays Capital Inc.	$3,517,482	$3,517,482	$—
UBS Securities LLC	3,172,404	3,172,404	—

	$6,689,886	$6,689,886	$—

MSCI Canada
Credit Suisse Securities (USA) LLC	$7,066,093	$7,066,093	$—
Goldman Sachs & Co.	25,194,109	25,194,109	—
Merrill Lynch, Pierce, Fenner & Smith	18,628	18,628	—
Morgan Stanley & Co. LLC	4,726,213	4,726,213	—
State Street Bank & Trust Company	5,080,403	5,080,403	—
UBS AG	152,854	152,854	—

	$42,238,300	$42,238,300	$—

MSCI Japan
Barclays Capital Inc.	$1,357,213	$1,357,213	$—
Citigroup Global Markets Inc.	954,786	954,786	—
Credit Suisse Securities (USA) LLC	5,578,395	5,578,395	—
Goldman Sachs & Co.	5,367,767	5,367,767	—
Merrill Lynch, Pierce, Fenner & Smith	16,001,624	16,001,624	—
Morgan Stanley & Co. LLC	8,519,203	8,519,203	—
Nomura Securities International Inc.	9,144	9,144	—
State Street Bank & Trust Company	928,174	928,174	—

	$38,716,306	$38,716,306	$—

138	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI Mexico Capped
Credit Suisse Securities (USA) LLC	$589,088	$589,088	$—
Deutsche Bank Securities Inc.	38,378	38,378	—
Goldman Sachs & Co.	7,929,754	7,929,754	—
Morgan Stanley & Co. LLC	17,143,566	17,143,566	—
UBS Securities LLC	330,971	330,971	—

	$26,031,757	$26,031,757	$—

MSCI South Korea Capped
BNP Paribas Prime Brokerage Inc.	$317,488	$317,488	$—
Citigroup Global Markets Inc.	43,335,662	43,335,662	—
Credit Suisse Securities (USA) LLC	7,366,152	7,366,152	—
Deutsche Bank Securities Inc.	6,437,551	6,437,551	—
Goldman Sachs & Co.	33,614,193	33,614,193	—
HSBC Bank PLC	679,108	679,108	—
JPMorgan Securities LLC	396,861	396,861	—
Macquarie Bank Limited	3,658,158	3,658,158	—
Morgan Stanley & Co. LLC	37,941,576	37,941,576	—

	$133,746,749	$133,746,749	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to the iShares Edge MSCI Min Vol Global ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.350%	First $30 billion
0.320	Over $30 billion, up to and including $60 billion
0.280	Over $60 billion, up to and including $90 billion
0.252	Over $90 billion, up to and including $120 billion[a]
0.227	Over $120 billion[a]

[a]	Break level added or amended effective July 1, 2017.

NOTES TO FINANCIAL STATEMENTS	139

Notes to Financial Statements (Continued)

iSHARES®, INC.

In addition, the iShares Edge MSCI Min Vol Global ETF may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). The total of the investment advisory fee and acquired fund fees and expenses are a fund’s total annual operating expenses. BFA has contractually agreed to waive through December 31, 2023 any portion of its investment advisory fee for the Fund necessary to limit total annual operating expenses to 0.20% of average daily net assets.

For its investment advisory services to each of the iShares MSCI Australia, iShares MSCI Canada, iShares MSCI Japan and iShares MSCI Mexico Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

For its investment advisory services to the iShares MSCI South Korea Capped ETF, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion
0.48	Over $24 billion, up to and including $32 billion
0.45	Over $32 billion

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across

140	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Edge MSCI Min Vol Global	$245,849
MSCI Australia	8,954
MSCI Canada	26,793
MSCI Japan	793,698
MSCI Mexico Capped	176,754
MSCI South Korea Capped	1,121,053

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$106,539,039	$44,433,771
MSCI Australia	3,094,430	5,735,234
MSCI Japan	55,625,584	27,440,774
MSCI South Korea Capped	24,001,756	5,085,653

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	141

Notes to Financial Statements (Continued)

iSHARES®, INC.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Edge MSCI Min Vol Global	$809,307,324	$789,468,503
MSCI Australia	95,435,256	62,528,480
MSCI Canada	226,062,007	199,117,529
MSCI Japan	574,767,839	624,259,718
MSCI Mexico Capped	146,171,156	118,864,540
MSCI South Korea Capped	547,043,826	749,775,880

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Edge MSCI Min Vol Global	$614,584,779	$439,908,551
MSCI Australia	582,421,403	714,108,532
MSCI Canada	978,097,817	1,276,326,666
MSCI Japan	4,483,728,662	4,186,916,459
MSCI Mexico Capped	2,132,387,727	2,335,377,061

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a one-for-four reverse stock split for the iShares MSCI Japan ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of four, while increasing the NAV per share by a factor of four, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

142	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$47,272	$642,232

[a]	Represents cumulative appreciation of futures contracts as reported in the schedules of investments.

Liabilities
iShares MSCI Australia ETF
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[b]	$80,653

[b]	Represents cumulative depreciation of futures contracts as reported in the schedules of investments.

NOTES TO FINANCIAL STATEMENTS	143

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the realized and unrealized gains (losses) on futures contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$1,617,158	$993,580	$24,447,380

	Net Change in Unrealized Appreciation/Depreciation
	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Equity contracts:
Futures contracts	$(236,915)	$(318,333)	$(26,487)

The following table shows the average quarter-end balances of open futures contracts for the year ended August 31, 2017:

	iShares MSCI Australia ETF	iShares MSCI Canada ETF	iShares MSCI Japan ETF
Average value of contracts purchased	$17,449,280	$10,625,735	$85,363,645

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

144	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of

NOTES TO FINANCIAL STATEMENTS	145

Notes to Financial Statements (Continued)

iSHARES®, INC.

capital loss carryforwards, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Edge MSCI Min Vol Global	$96,384,727	$1,057,621	$(97,442,348)
MSCI Australia	46,516,026	8,624,142	(55,140,168)
MSCI Canada	183,617,082	781,512	(184,398,594)
MSCI Japan	424,091,976	(6,573,510)	(417,518,466)
MSCI Mexico Capped	503,991	6,017,674	(6,521,665)
MSCI South Korea Capped	(60,990,953)	30,154,883	30,836,070

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Edge MSCI Min Vol Global
Ordinary income	$82,291,396	$59,015,735

MSCI Australia
Ordinary income	$83,656,742	$59,291,158

MSCI Canada
Ordinary income	$60,198,481	$46,033,306

MSCI Japan
Ordinary income	$288,645,468	$261,611,433

MSCI Mexico Capped
Ordinary income	$21,098,710	$31,509,179

MSCI South Korea Capped
Ordinary income	$34,948,193	$75,311,690

146	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
Edge MSCI Min Vol Global	$13,577,122	$(86,612,072)	$459,760,758	$386,725,808
MSCI Australia	18,437,394	(196,433,666)	(225,818,458)	(403,814,730)
MSCI Canada	8,999,212	(464,673,029)	(459,569,767)	(915,243,584)
MSCI Japan	1,927,845	(999,223,744)	(184,519,637)	(1,181,815,536)
MSCI Mexico Capped	7,674,574	(244,158,733)	(291,351,380)	(527,835,539)
MSCI South Korea Capped	38,622,494	(631,844,491)	1,515,807,157	922,585,160

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the characterization of corporate actions, the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
Edge MSCI Min Vol Global	$86,612,072	$—	$—	$86,612,072
MSCI Australia	160,958,058	23,348,244	12,127,364	196,433,666
MSCI Canada	380,840,433	68,928,677	14,903,919	464,673,029
MSCI Japan	686,418,449	173,577,101	139,228,194	999,223,744
MSCI Mexico Capped	218,505,597	2,789,471	22,863,665	244,158,733
MSCI South Korea Capped	326,749,122	226,591,665	78,503,704	631,844,491

[a]	Must be utilized prior to losses subject to expiration.

For the year ended August 31, 2017, the iShares MSCI South Korea Capped ETF utilized $21,661,340 of its capital loss carryforwards.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the

NOTES TO FINANCIAL STATEMENTS	147

Notes to Financial Statements (Continued)

iSHARES®, INC.

one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below, except as noted below.

At a meeting held on September 14-15, 2017, the Board approved a line of credit for the iShares Edge MSCI Min Vol Global ETF. The Fund, along with certain other iShares funds, will be a party to a $275 million credit agreement with State Street Bank and Trust Company, which will expire on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement is expected to be effective on or around October 25, 2017.

Effective September 1, 2017, the iShares MSCI Canada ETF will track a new underlying index, the MSCI Canada Custom Capped Index, and will cease to track the MSCI Canada Index. The change to a capped benchmark is being implemented to seek to reduce tracking error and improve the investor experience.

148	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF,

iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and

iShares MSCI South Korea Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Edge MSCI Min Vol Global ETF, iShares MSCI Australia ETF, iShares MSCI Canada ETF, iShares MSCI Japan ETF, iShares MSCI Mexico Capped ETF and iShares MSCI South Korea Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	149

Notes:

150	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-801-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares Adaptive Currency Hedged MSCI Eurozone ETF | DEZU | BATS
➢	iShares Currency Hedged MSCI Eurozone ETF | HEZU | NYSE Arca
➢	iShares Currency Hedged MSCI Germany ETF | HEWG | NASDAQ
➢	iShares Currency Hedged MSCI Italy ETF | HEWI | NYSE Arca
➢	iShares Currency Hedged MSCI Spain ETF | HEWP | NYSE Arca
➢	iShares Currency Hedged MSCI Switzerland ETF | HEWL | NYSE Arca

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	22.75%	22.70%	22.76%	22.75%	22.70%	22.76%
Since Inception	12.65%	12.76%	12.96%	21.82%	22.02%	22.32%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/5/16. The first day of secondary market trading was 1/7/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,150.30	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Adaptive Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while dynamically hedging currency risk for a U.S. dollar based investor, as represented by the MSCI EMU Adaptive Hedge to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 22.75%, net of fees, while the total return for the Index was 22.76%.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

The Eurozone economy posted strong growth during the reporting period, though inflation remained low enough for the ECB to keep interest rates at zero percent, stating that a considerable amount of monetary accommodation remained necessary. Household consumption, which historically accounts for more than half of the Eurozone’s average economic growth, was the largest driver of the economy, as consumer spending reached a record high in the second quarter of 2017. A declining unemployment rate helped increase consumer spending.

The equity markets in France and Germany, which together represented approximately 62% of the Index on average during the reporting period, were the leading contributors to the Index’s return in U.S. dollar terms. French stocks rose significantly after the election of the country’s new president, Emmanuel Macron, while the German market was helped by a combination of low interest rates, low unemployment, and stable public finances.

Spain, the Netherlands, and Italy also contributed to the Index’s performance. In Spain, household consumption increased as households benefited from robust job creation and credit growth. The Netherlands’ economy benefited from strong employment growth and increased consumer optimism. Italy’s economic acceleration was strengthened by business and consumer confidence levels that approached multi-year highs.

From a sector standpoint, the financials sector, representing about 20% of the Index on average, contributed the most to the Index’s return for the reporting period in U.S. dollar terms. Banks and insurance stocks contributed the most to the sector, as many companies in these industries restructured and streamlined in order to increase income in the low interest rate environment. The industrials and consumer discretionary sectors were also strong contributors to the Index’s return.

In terms of currency performance, the euro appreciated by 6% against the U.S. dollar during the reporting period, reflecting an improved economy in Europe and reduced political risk following the presidential election in France. Strong export growth helped support the euro, as foreigners purchased the currency in order to buy goods originating in the Eurozone.

The euro’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. The adaptive currency hedging component of the Index employs a hedge ratio that modifies currency exposure based on the difference in interest rates, relative valuation, currency momentum, and currency volatility. The adaptive hedge fluctuated within a range of approximately 25% to 75% of the Index’s currency exposure during the reporting period, allowing the Index to benefit somewhat from the euro’s appreciation against the U.S. dollar.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments[2]

Financials	20.84%
Industrials	14.53
Consumer Discretionary	13.36
Consumer Staples	10.38
Health Care	8.51
Materials	8.14
Information Technology	7.89
Utilities	5.29
Energy	5.08
Telecommunication Services	4.18
Real Estate	1.80

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/17

Country	Percentage of Total Investments[2]

France	31.90%
Germany	28.91
Netherlands	11.43
Spain	10.75
Italy	7.48
Belgium	3.63
Finland	3.10
Ireland	1.34
Austria	0.78
Portugal	0.48

TOTAL	99.80%

[1]	Table shown is for the iShares MSCI Eurozone ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	19.13%	19.05%	19.16%	19.13%	19.05%	19.16%
Since Inception	7.37%	7.34%	7.80%	25.08%	24.98%	26.63%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 7/9/14. The first day of secondary market trading was 7/10/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,079.00	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Eurozone ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization equities from developed market countries which use the euro as their official currency while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI EMU 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Eurozone ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 19.13%, net of fees, while the total return for the Index was 19.16%.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

The Eurozone economy posted strong growth during the reporting period, though inflation remained low enough for the ECB to keep interest rates at zero percent, stating that a considerable amount of monetary accommodation remained necessary. Household consumption, which historically accounts for more than half of the Eurozone’s average economic growth, was the largest driver of the economy, as consumer spending reached a record high in the second quarter of 2017. A declining unemployment rate helped increase consumer spending.

The equity markets in France and Germany, which together represented approximately 62% of the Index on average during the reporting period, were the leading contributors to the Index’s return when measured in U.S. dollars. French stocks rose significantly after the election of the country’s new president, Emmanuel Macron, while the German market was helped by a combination of low interest rates, low unemployment, and stable public finances.

Spain, the Netherlands, and Italy also contributed to the Index’s performance. In Spain, private consumption increased as households benefited from robust job creation and credit growth. The Netherlands’ economy benefited from strong employment growth and increased consumer optimism. Italy’s economic acceleration was strengthened by business and consumer confidence levels that approached multi-year highs.

From a sector standpoint, the financials sector, representing about 20% of the Index on average, contributed the most to the Index’s return for the reporting period, in U.S. dollar terms. Banks and insurance stocks contributed the most to the sector, as many companies in these industries restructured and streamlined in order to increase income in the low interest rate environment. The industrials and consumer discretionary sectors were also strong contributors to the Index’s return.

In terms of currency performance, the euro appreciated against the U.S. dollar by approximately 6% for the reporting period. Stronger growth across the Eurozone, rising export demand, and reduced political risk following the presidential election in France helped the euro’s performance.

The euro’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Eurozone equities measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments[2]

Financials	20.84%
Industrials	14.53
Consumer Discretionary	13.36
Consumer Staples	10.38
Health Care	8.51
Materials	8.14
Information Technology	7.89
Utilities	5.29
Energy	5.08
Telecommunication Services	4.18
Real Estate	1.80

TOTAL	100.00%

TEN LARGEST COUNTRIES1

As of 8/31/17

Country	Percentage of Total Investments[2]

France	31.90%
Germany	28.91
Netherlands	11.43
Spain	10.75
Italy	7.48
Belgium	3.63
Finland	3.10
Ireland	1.34
Austria	0.78
Portugal	0.48

TOTAL	99.80%

[1]	Table shown is for the iShares MSCI Eurozone ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	13.88%	13.88%	14.24%	13.88%	13.88%	14.24%
Since Inception	7.22%	7.21%	7.45%	28.37%	28.32%	29.35%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 1/31/14. The first day of secondary market trading was 2/4/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,022.30	$0.25	$1,000.00	$1,025.00	$0.26	0.05%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Germany ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization German equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Germany 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Germany ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 13.88%, net of fees, while the total return for the Index was 14.24%.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

The German economy expanded solidly on an annual basis through the second quarter of 2017, due to healthy domestic demand and government spending. Net trade negatively affected the economy, however, as sales to countries outside the European Union declined. The unemployment rate declined to 3.7%, the nation’s lowest jobless rate in 37 years, which helped consumer spending increase. Inflation was volatile but remained low, while the ECB’s benchmark interest rate remained at zero percent throughout the reporting period.

The financials sector, representing about 15% of the Index on average, was the largest contributor to the Index’s return in U.S. dollar terms for the reporting period. The insurance industry was the main contributor to the sector, as companies restructured, streamlined, and introduced digital applications to consumers to boost their bottom lines amid low interest rates. The materials and industrials sectors, each representing approximately 14% of the Index on average, also contributed to the Index’s performance. Better-than-expected earnings for chemical companies boosted the materials sector. Within the industrials sector, transportation-related companies benefited from increased shipping demand amid the improved global economy.

When measured in U.S. dollars, the information technology and healthcare sectors were notable contributors to the Index’s performance as well during the reporting period, as was the consumer discretionary sector, the largest sector in the Index, comprising approximately 19% of the Index on average.

In terms of currency performance, the euro appreciated against the U.S. dollar by approximately 6% for the reporting period. Stronger growth across the Eurozone, rising export demand, and reduced political risk following the presidential election in France helped the euro’s performance.

The euro’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside—related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of German equities measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments[2]

Consumer Discretionary	18.08%
Financials	15.32
Materials	14.13
Industrials	14.06
Health Care	13.68
Information Technology	10.25
Telecommunication Services	4.74
Consumer Staples	3.81
Utilities	3.30
Real Estate	2.63

TOTAL	100.00%

TEN LARGEST FUND HOLDING1

As of 8/31/17

Security	Percentage of Total Investments[2]

Bayer AG Registered	7.95%
SAP SE	7.74
Siemens AG Registered	7.51
Allianz SE Registered	7.34
BASF SE	6.68
Daimler AG Registered	5.27
Deutsche Telekom AG Registered	4.44
adidas AG	3.17
Deutsche Post AG Registered	3.02
Linde AG	2.67

TOTAL	55.79%

[1]	Table shown is for the iShares MSCI Germany ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	31.21%	31.34%	31.07%	31.21%	31.34%	31.07%
Since Inception	2.18%	2.22%	1.65%	4.80%	4.90%	3.61%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,173.60	$0.00	$1,000.00	$1,025.20	$0.00	0.00%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Italy ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Italian equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Italy 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Italy Capped ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 31.21%, net of fees, while the total return for the Index was 31.07%.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

Italy posted a moderate level of economic growth during the reporting period, though its rate of growth trailed most other countries in the Eurozone. Nevertheless, Italy’s recent increase in consumer confidence led to more willingness to spend generally and higher retail sales specifically. Business confidence also increased, due to expectations for growth amid the improving economies of its major trading partners. However, demand for Italy’s exports generally did not affect the nation’s economic growth in the second quarter of 2017. Italy also continued to have one of the highest jobless rates of any developed nation in the world.

The financials sector, representing about 33% of the Index on average, was the most significant contributor to the Index’s performance during the reporting period when measured in U.S. dollars. The stock prices of Italian banks, which had been low due to bad loans and insufficient capital, increased sharply after a taxpayer bailout package helped instill new optimism about the country’s financial system. The consumer discretionary sector also contributed to the Index’s performance, due largely to the strong sales of luxury Italian sports cars amid low global interest rates and the strong global economy.

The utilities sector, particularly electric utilities, also was a notable contributor to the Index’s return for the reporting period, as was the industrials sector, driven by the strong performance of machinery and transportation infrastructure stocks.

In terms of currency performance, the euro appreciated against the U.S. dollar by approximately 6% for the reporting period. Stronger growth across the Eurozone, rising export demand, and reduced political risk following the presidential election in France helped the euro’s performance.

The euro’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Italian equities measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	34.59%
Energy	17.42
Utilities	16.04
Industrials	13.17
Consumer Discretionary	12.69
Telecommunication Services	4.51
Health Care	1.58

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Enel SpA	12.76%
Intesa Sanpaolo SpA	10.87
UniCredit SpA	10.36
Eni SpA	10.09
Fiat Chrysler Automobiles NV	4.64
Ferrari NV	4.55
Atlantia SpA	4.53
Assicurazioni Generali SpA	4.49
Snam SpA	4.11
CNH Industrial NV	4.11

TOTAL	70.51%

[1]	Table shown is for the iShares MSCI Italy Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	25.70%	25.64%	26.14%	25.70%	25.64%	26.14%
Since Inception	2.36%	2.34%	2.32%	5.20%	5.16%	5.09%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,120.60	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Spain ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Spanish equities while mitigating exposure to fluctuations between the value of the euro and the U.S. dollar, as represented by the MSCI Spain 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Spain Capped ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 25.70%, net of fees, while the total return for the Index was 26.14%.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

Spain’s economy increased at a 3.1% annual rate in the second quarter of 2017 due to the strong performance of both its domestic and external sectors. Private consumption solidly increased, as households benefited from an employment growth rate that topped 60% in the first half of 2017. Amid this environment, robust household spending outweighed the negative consequences of higher inflation and a decrease in wage growth. Export levels increased amid strong global demand for energy and chemical products, as well as food, beverages, and consumer goods. Tourism revenues increased during the second half of the reporting period, which also benefited the Spanish economy.

The financials sector, which comprised about 41% of the Index on average during the reporting period, was the most significant contributor to the Index’s return in U.S. dollar terms. The sector primarily benefited from Spanish banks. Despite ultra-low interest rates and capital constraints caused by bad loans, bank stocks increased after the ECB arranged a rescue of one bank by another, which investors felt could reduce competitive pressures in the industry and increase its overall profitability. The industrials sector also contributed to the Index’s return. Transportation companies were strong contributors to the sector, reflective of the growing confidence in Spain’s economic recovery. The utilities and energy sectors also contributed meaningfully to the Index’s return.

In terms of currency performance, the euro appreciated against the U.S. dollar by approximately 6% for the reporting period. Stronger growth across the Eurozone, rising export demand, and reduced political risk following the presidential election in France helped the euro’s performance.

The euro’s positive performance meant hedging activity detracted from the Index’s return for the reporting period. A fully hedged investor seeks to bypass the currency fluctuations — both on the upside and on the downside — related to holding foreign-currency-denominated securities. The Index’s hedging activity offset the positive impact of the euro’s performance relative to the U.S. dollar, resulting in an Index return that was relatively close to the return of Spanish equities measured in euros.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Financials	42.54%
Industrials	18.16
Utilities	10.58
Telecommunication Services	8.57
Consumer Discretionary	5.55
Energy	5.53
Information Technology	4.96
Health Care	2.41
Consumer Staples	1.70

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Banco Santander SA	19.07%
Banco Bilbao Vizcaya Argentaria SA	10.15
Telefonica SA	8.57
Industria de Diseno Textil SA	5.56
Amadeus IT Group SA	4.96
Iberdrola SA	4.68
Repsol SA	4.58
CaixaBank SA	4.46
Abertis Infraestructuras SA	4.35
Aena SA	4.12

TOTAL	70.50%

[1]	Table shown is for the iShares MSCI Spain Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.88%	15.97%	16.37%	15.88%	15.97%	16.37%
Since Inception	7.38%	7.42%	7.27%	16.76%	16.84%	16.45%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/29/15. The first day of secondary market trading was 7/1/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 18 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a,b]	Annualized Expense Ratio [a]
$1,000.00	$1,090.10	$0.16	$1,000.00	$1,025.10	$0.15	0.03%

[a]	Annualized expense ratio and expenses paid during the period do not include fees and expenses of the underlying fund in which the Fund invests.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 18 for more information.

The iShares Currency Hedged MSCI Switzerland ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization Swiss equities while mitigating exposure to fluctuations between the value of the Swiss franc and the U.S. dollar, as represented by the MSCI Switzerland 25/50 100% Hedged to USD Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. The Fund currently seeks to achieve its investment objective by investing a substantial portion of its assets in one underlying fund, the iShares MSCI Switzerland Capped ETF. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 15.88%, net of fees, while the total return for the Index was 16.37%.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

The Swiss economy grew modestly during the reporting period. Expansion was mainly due to domestic demand, which increased amid the nation’s lowest unemployment rate in nearly three years and increased consumer spending on healthcare and housing. The country’s export activity in the second quarter of 2017 was positive, attributable to higher sales of chemical and pharmaceutical products, metals, and watches, particularly to non-Eurozone countries such as Singapore, Hong Kong, and the U.S. The strength of the Swiss franc remained a concern, however, as it tends to reduce export growth and corporate profit margins.

The healthcare sector, the Index’s largest sector, comprising about 31% of the Index on average, was the largest contributor to the Index’s return for the reporting period in U.S. dollars. Within the sector, the pharmaceuticals industry was the most significant contributor, as foreign demand helped increase Swiss pharmaceutical exports to record highs in the first half of 2017.

The financials sector was also a notable contributor to the Index’s return for the reporting period, as companies in the capital markets and insurance industries performed better than expected amid the negative interest rate policy of the Swiss central bank.

Other contributions to the Index’s return for the reporting period came from the consumer discretionary and consumer staples sectors. The former benefited from luxury jewelers and watchmakers, while, for the latter, food products companies helped the most.

In terms of currency performance, the Swiss franc appreciated against the U.S. dollar by approximately 2% for the reporting period, recovering from a sharp decline following the U.S. presidential election. The Swiss franc, which tends to benefit from global uncertainty, rebounded thereafter amid North Korea’s unexpected missile testing. The positive performance of the Swiss franc would typically mean a negative return from currency hedging. However, the currency hedge actually contributed a small amount to the Index’s performance for the reporting period, as the implementation of the hedge led to a positive contribution despite the rising Swiss franc.

ALLOCATION BY SECTOR1

As of 8/31/17

Sector	Percentage of Total Investments [2]

Health Care	30.22%
Consumer Staples	21.94
Financials	20.18
Industrials	11.46
Consumer Discretionary	7.07
Materials	6.86
Telecommunication Services	1.42
Real Estate	0.85

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS1

As of 8/31/17

Security	Percentage of Total Investments [2]

Nestle SA Registered	19.68%
Novartis AG Registered	13.18
Roche Holding AG	12.46
UBS Group AG	4.42
Cie. Financiere Richemont SA Class A Registered	4.31
ABB Ltd. Registered	4.25
Zurich Insurance Group AG	4.16
Credit Suisse Group AG Registered	3.34
Swiss Re AG	2.80
LafargeHolcim Ltd. Registered	2.58

TOTAL	71.18%

[1]	Table shown is for the iShares MSCI Switzerland Capped ETF, the underlying fund in which the Fund invests.
[2]	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.14%

EXCHANGE-TRADED FUNDS — 100.14%
iShares MSCI Eurozone ETF[a]	66,259	$2,771,614

		2,771,614

TOTAL INVESTMENT COMPANIES
(Cost: $2,261,802)		2,771,614

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	1,353	1,353

		1,353

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,353)		1,353

Value
TOTAL INVESTMENTS IN SECURITIES — 100.19%
(Cost: $2,263,155)[c]	$2,772,967
Other Assets, Less Liabilities — (0.19)%	(5,211)

NET ASSETS — 100.00%	$2,767,756

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,264,133. Net unrealized appreciation was $508,834, of which $513,475 represented gross unrealized appreciation on investments and $4,641 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$(19)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,092	261	[b]	—	1,353	1,353	—	—	8
iShares MSCI Eurozone ETF	67,434	4,337		(5,512)	66,259	2,771,614	16,132	506,598	58,157

						$2,772,967	$16,113	$506,598	$58,165

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments (Continued)

iSHARES® ADAPTIVE CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	590,000	USD	698,737	MS	09/06/2017	$3,663

						3,663

USD	693,561	EUR	590,000	MS	09/06/2017	(8,839)
USD	2,058,636	EUR	1,731,000	MS	10/04/2017	(5,277)

						(14,116)

			Net unrealized depreciation			$(10,453)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$2,771,614	$—	$—	$2,771,614
Money market funds	1,353	—	—	1,353

Total	$2,772,967	$—	$—	$2,772,967

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$3,663	$—	$3,663
Liabilities:
Forward currency contracts	—	(14,116)	—	(14,116)

Total	$—	$(10,453)	$—	$(10,453)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.84%

EXCHANGE-TRADED FUNDS — 99.84%
iShares MSCI Eurozone ETF[a]	42,763,824	$1,788,810,758

		1,788,810,758

TOTAL INVESTMENT COMPANIES
(Cost: $1,671,861,692)		1,788,810,758

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $1,671,861,692)[b]		1,788,810,758
Other Assets, Less Liabilities — 0.16%		2,862,377

NET ASSETS — 100.00%		$1,791,673,135

[a]	Affiliated issuer. See Schedule 1.
[b]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,684,676,814. Net unrealized appreciation was $104,133,944, of which $119,374,223 represented gross unrealized appreciation on investments and $15,240,279 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	7,434,000	—	(7,434,000)[b]	—	$—	$5,185	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	763,278	—	(763,278)[b]	—	—	38	—	1,767
iShares MSCI Eurozone ETF	39,282,725	27,578,984	(24,097,885)	42,763,824	1,788,810,758	(11,051,685)	281,921,728	31,580,180

					$1,788,810,758	$(11,046,462)	$281,921,728	$31,581,947

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	67,000	USD	78,817	BNP	09/06/2017	$947
EUR	24,444,000	USD	28,872,104	JPM	09/06/2017	228,704
EUR	146,165,434	USD	173,967,561	MS	09/06/2017	43,738
EUR	92,000	USD	109,399	NOMI	09/06/2017	128
EUR	8,853,000	USD	10,425,762	RBS	09/06/2017	113,816
EUR	145,000	USD	170,674	TNTC	09/06/2017	1,950
EUR	55,669,000	USD	66,286,837	BNP	10/03/2017	84,944
USD	1,644,012,477	EUR	1,377,270,911	SSBSW	10/03/2017	1,950,930

						2,425,157

EUR	1,377,270,911	USD	1,641,569,199	SSBSW	09/06/2017	(1,915,459)
USD	5,796,420	EUR	4,902,000	BBP	09/06/2017	(39,456)
USD	7,267,043	EUR	6,181,000	BNP	09/06/2017	(91,494)
USD	18,730,755	EUR	15,865,000	GS	09/06/2017	(156,674)
USD	171,543,261	EUR	146,165,434	MS	09/06/2017	(2,468,038)
USD	1,612,845,586	EUR	1,374,107,911	SSBSW	09/06/2017	(23,042,573)
USD	11,551,721	EUR	9,816,000	UBS	09/06/2017	(134,318)
EUR	2,409,000	USD	2,872,301	RBC	10/03/2017	(153)
USD	11,368,380	EUR	9,546,000	CITI	10/03/2017	(12,910)
USD	174,223,351	EUR	146,165,434	MS	10/03/2017	(43,481)

						(27,904,556)

			Net unrealized depreciation			$(25,479,399)

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas SA

CITI — Citibank N.A. London

GS — Goldman Sachs International

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

NOMI — Nomura International PLC

RBC — Royal Bank of Canada (UK)

RBS — Royal Bank of Scotland

SSBSW — State Street Bank and Trust

TNTC — The Northern Trust Company

UBS — UBS AG London

Currency abbreviations:

EUR — Euro

USD — United States Dollar

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI EUROZONE ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$1,788,810,758	$—	$—	$1,788,810,758

Total	$1,788,810,758	$—	$—	$1,788,810,758

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$2,425,157	$—	$2,425,157
Liabilities:
Forward currency contracts	—	(27,904,556)	—	(27,904,556)

Total	$—	$(25,479,399)	$—	$(25,479,399)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	23

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.84%

EXCHANGE-TRADED FUNDS — 99.84%
iShares MSCI Germany ETF[a]	25,676,573	$789,811,385

		789,811,385

TOTAL INVESTMENT COMPANIES
(Cost: $761,152,286)		789,811,385

TOTAL INVESTMENTS IN SECURITIES — 99.84%
(Cost: $761,152,286)[b]		789,811,385
Other Assets, Less Liabilities — 0.16%		1,240,005

NET ASSETS — 100.00%		$791,051,390

[a]	Affiliated issuer. See Schedule 1.
[b]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $764,663,053. Net unrealized appreciation was $25,148,333, of which $30,319,341 represented gross unrealized appreciation on investments and $5,171,008 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,071,330	—	(6,071,330)[b]	—	$—	$9,541	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	382,382	—	(382,382)[b]	—	—	19	—	1,033
iShares MSCI Germany ETF	18,777,370	22,958,313	(16,059,110)	25,676,573	789,811,385	4,518,942	98,939,902	17,525,364

					$789,811,385	$4,528,502	$98,939,902	$17,526,397

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	9,180,000	USD	10,829,909	BBP	09/06/2017	$98,966
EUR	29,211,000	USD	34,502,660	JPM	09/06/2017	273,305
EUR	68,039,300	USD	80,981,055	MS	09/06/2017	20,360
EUR	5,821,000	USD	6,834,611	SSBSW	09/06/2017	95,343
EUR	20,727,000	USD	24,453,611	TDB	09/06/2017	222,074
EUR	1,925,000	USD	2,266,930	TNTC	09/06/2017	24,800
EUR	25,194,000	USD	29,999,292	BNP	10/03/2017	38,443
USD	16,573,411	EUR	13,868,000	RBS	10/03/2017	39,184
USD	714,396,819	EUR	598,485,700	SSBSW	10/03/2017	847,767

						1,660,242

EUR	13,868,000	USD	16,559,331	MS	09/06/2017	(49,349)
EUR	598,485,700	USD	713,335,106	SSBSW	09/06/2017	(832,353)
USD	96,128,373	EUR	81,907,300	MS	09/06/2017	(1,383,024)
USD	2,849,854	EUR	2,419,000	NAB	09/06/2017	(29,988)
USD	778,063,773	EUR	662,930,700	SSBSW	09/06/2017	(11,161,348)
USD	4,880,370	EUR	4,098,000	CITI	10/03/2017	(5,501)
USD	81,100,124	EUR	68,039,300	MS	10/03/2017	(20,240)

						(13,481,803)

			Net unrealized depreciation			$(11,821,561)

Counterparties:

BBP — Barclays Bank PLC Wholesale

BNP — BNP Paribas SA

CITI — Citibank N.A. London

JPM — JPMorgan Chase Bank N.A.

MS — Morgan Stanley and Co. International PLC

NAB — National Australia Bank Limited

RBS — Royal Bank of Scotland

SSBSW — State Street Bank and Trust

TDB — Toronto Dominion Bank

TNTC — The Northern Trust Company

Currency abbreviations:

EUR — Euro

USD — United States Dollar

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI GERMANY ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$789,811,385	$—	$—	$789,811,385

Total	$789,811,385	$—	$—	$789,811,385

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$1,660,242	$—	$1,660,242
Liabilities:
Forward currency contracts	—	(13,481,803)	—	(13,481,803)

Total	$—	$(11,821,561)	$—	$(11,821,561)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.97%

EXCHANGE-TRADED FUNDS — 99.97%
iShares MSCI Italy Capped ETF[a]	194,240	$5,883,530

		5,883,530

TOTAL INVESTMENT COMPANIES
(Cost: $5,161,756)		5,883,530

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	2,813	2,813

		2,813

TOTAL SHORT-TERM INVESTMENTS
(Cost: $2,813)		2,813

Value
TOTAL INVESTMENTS IN SECURITIES — 100.02%
(Cost: $5,164,569)[c]	$5,886,343
Other Assets, Less Liabilities — (0.02)%	(1,237)

NET ASSETS — 100.00%	$5,885,106

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $5,177,327. Net unrealized appreciation was $709,016, of which $727,096 represented gross unrealized appreciation on investments and $18,080 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	3,194,430	—		(3,194,430)[b]	—	$—	$565	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,552	1,261	[b]	—	2,813	2,813	—	—	30
iShares MSCI Italy Capped ETF	621,544	713,157		(1,140,461)[d]	194,240	5,883,530	(1,299,329)	3,013,334	193,054

						$5,886,343	$(1,298,764)	$3,013,334	$193,084

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.
[d]	Includes 159,368 shares from a one-for-two reverse stock split.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI ITALY ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	5,717,000	USD	6,800,939	MS	09/06/2017	$5,202
EUR	78,000	USD	92,876	MS	10/03/2017	120

						5,322

USD	6,710,494	EUR	5,717,000	MS	09/06/2017	(95,648)
USD	5,922,832	EUR	4,969,000	MS	10/03/2017	(1,495)

						(97,143)

				Net unrealized depreciation		$(91,821)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$5,883,530	$—	$—	$5,883,530
Money market funds	2,813	—	—	2,813

Total	$5,886,343	$—	$—	$5,886,343

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$5,322	$—	$5,322
Liabilities:
Forward currency contracts	—	(97,143)	—	(97,143)

Total	$—	$(91,821)	$—	$(91,821)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 99.97%

EXCHANGE-TRADED FUNDS — 99.97%
iShares MSCI Spain Capped ETF[a]	1,589,284	$53,574,764

		53,574,764

TOTAL INVESTMENT COMPANIES
(Cost: $43,634,816)		53,574,764

TOTAL INVESTMENTS IN SECURITIES — 99.97%
(Cost: $43,634,816)[b]		53,574,764
Other Assets, Less Liabilities — 0.03%		16,770

NET ASSETS — 100.00%		$53,591,534

[a]	Affiliated issuer. See Schedule 1.
[b]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $43,856,065. Net unrealized appreciation was $9,718,699, of which $9,965,454 represented gross unrealized appreciation on investments and $246,755 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,477,420	—	(5,477,420)[b]	—	$—	$1,481	$—	$	—[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	5,406	—	(5,406)[b]	—	—	—	—		138
iShares MSCI Spain Capped ETF	602,289	1,828,100	(841,105)	1,589,284	53,574,764	(406,867)	13,312,654		1,831,173

					$53,574,764	$(405,386)	$13,312,654		$1,831,311

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SPAIN ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
EUR	47,616,000	USD	56,665,538	MS	09/06/2017	$21,750
EUR	2,449,000	USD	2,916,082	MS	10/03/2017	3,756

						25,506

USD	55,883,280	EUR	47,616,000	MS	09/06/2017	(804,007)
USD	56,051,640	EUR	47,025,000	MS	10/03/2017	(14,269)

						(818,276)

			Net unrealized depreciation			$(792,770)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

EUR — Euro

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$53,574,764	$—	$—	$53,574,764

Total	$53,574,764	$—	$—	$53,574,764

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$25,506	$—	$25,506
Liabilities:
Forward currency contracts	—	(818,276)	—	(818,276)

Total	$—	$(792,770)	$—	$(792,770)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

August 31, 2017

Security	Shares	Value
INVESTMENT COMPANIES — 100.07%

EXCHANGE-TRADED FUNDS — 100.07%
iShares MSCI Switzerland Capped ETF[a]	191,281	$6,562,851

		6,562,851

TOTAL INVESTMENT COMPANIES
(Cost: $6,302,640)		6,562,851

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[a,b]	3,245	3,245

		3,245

TOTAL SHORT-TERM INVESTMENTS
(Cost: $3,245)		3,245

Value
TOTAL INVESTMENTS IN SECURITIES — 100.12%
(Cost: $6,305,885)[c]	$6,566,096
Other Assets, Less Liabilities — (0.12)%	(7,845)

NET ASSETS — 100.00%	$6,558,251

[a]	Affiliated issuer. See Schedule 1.
[b]	The rate quoted is the annualized seven-day yield of the fund at period end.
[c]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $6,324,471. Net unrealized appreciation was $241,625, of which $269,030 represented gross unrealized appreciation on investments and $27,405 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	—	[b]	—	—	$—	$12	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	2,325	920	[b]	—	3,245	3,245	—	—	15
iShares MSCI Switzerland Capped ETF	154,512	132,920		(96,151)	191,281	6,562,851	(42,881)	437,294	114,938

						$6,566,096	$(42,869)	$437,294	$114,953

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® CURRENCY HEDGED MSCI SWITZERLAND ETF

August 31, 2017

Schedule 2 — Forward Currency Contracts (Note 5)

Forward currency contracts outstanding as of August 31, 2017 were as follows:

Currency purchased		Currency sold		Counterparty	Settlement date	Unrealized appreciation (depreciation)
CHF	6,416,000	USD	6,682,769	MS	09/06/2017	$8,300
CHF	236,000	USD	246,044	MS	10/03/2017	519

						8,819

USD	6,619,922	CHF	6,416,000	MS	09/06/2017	(71,148)
USD	6,745,894	CHF	6,465,000	MS	10/03/2017	(8,460)

						(79,608)

			Net unrealized depreciation			$(70,789)

Counterparties:

MS — Morgan Stanley and Co. International PLC

Currency abbreviations:

CHF — Swiss Franc

USD — United States Dollar

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment companies	$6,562,851	$—	$—	$6,562,851
Money market funds	3,245	—	—	3,245

Total	$6,566,096	$—	$—	$6,566,096

Derivative financial instruments[a]:
Assets:
Forward currency contracts	$—	$8,819	$—	$8,819
Liabilities:
Forward currency contracts	—	(79,608)	—	(79,608)

Total	$—	$(70,789)	$—	$(70,789)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$2,263,155	$1,671,861,692	$761,152,286

Total cost of investments in securities	$2,263,155	$1,671,861,692	$761,152,286

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$2,772,967	$1,788,810,758	$789,811,385
Cash pledged to broker for forward currency contracts	—	2,670,000	1,530,000
Receivables:
Investment securities sold	5,312	27,530,582	12,696,216
Dividends and interest	1	265	104
Unrealized appreciation on forward currency contracts (Note 1)	3,663	2,425,157	1,660,242
Capital shares redeemed	—	39,726	—

Total Assets	2,781,943	1,821,476,488	805,697,947

LIABILITIES
Payables:
Due to custodian	—	1,854,043	1,131,426
Unrealized depreciation on forward currency contracts (Note 1)	14,116	27,904,556	13,481,803
Investment advisory fees (Note 2)	71	44,754	33,328

Total Liabilities	14,187	29,803,353	14,646,557

NET ASSETS	$2,767,756	$1,791,673,135	$791,051,390

Net assets consist of:
Paid-in capital	$2,385,926	$1,836,699,816	$842,786,443
Accumulated net realized loss	(117,529)	(136,496,348)	(68,572,591)
Net unrealized appreciation	499,359	91,469,667	16,837,538

NET ASSETS	$2,767,756	$1,791,673,135	$791,051,390

Shares outstanding[a]	100,000	62,150,000	29,500,000

Net asset value per share	$27.68	$28.83	$26.82

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	33

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

ASSETS
Investments in securities, at cost:
Affiliated (Note 2)	$5,164,569	$43,634,816	$6,305,885

Total cost of investments in securities	$5,164,569	$43,634,816	$6,305,885

Investments in securities, at fair value (Note 1):
Affiliated (Note 2)	$5,886,343	$53,574,764	$6,566,096
Cash pledged to broker for forward currency contracts	—	860,000	—
Receivables:
Investment securities sold	90,581	772,385	63,108
Dividends and interest	3	3,676	3
Unrealized appreciation on forward currency contracts (Note 1)	5,322	25,506	8,819

Total Assets	5,982,249	55,236,331	6,638,026

LIABILITIES
Payables:
Due to custodian	—	825,139	—
Unrealized depreciation on forward currency contracts (Note 1)	97,143	818,276	79,608
Investment advisory fees (Note 2)	—	1,382	167

Total Liabilities	97,143	1,644,797	79,775

NET ASSETS	$5,885,106	$53,591,534	$6,558,251

Net assets consist of:
Paid-in capital	$5,849,542	$50,060,032	$6,409,465
Undistributed net investment income	6	1,015	—
Accumulated net realized loss	(594,395)	(5,616,691)	(40,636)
Net unrealized appreciation	629,953	9,147,178	189,422

NET ASSETS	$5,885,106	$53,591,534	$6,558,251

Shares outstanding[a]	350,000	2,350,000	250,000

Net asset value per share	$16.81	$22.80	$26.23

[a]	No par value, unlimited number of shares authorized.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$58,165	$31,581,947	$17,526,397
Securities lending income — affiliated — net (Note 2)	52	8,001	46,333

Total investment income	58,217	31,589,948	17,572,730

EXPENSES
Investment advisory fees (Note 2)	15,643	8,339,932	3,325,361
Proxy fees	58	31,490	16,138

Total expenses	15,701	8,371,422	3,341,499
Less investment advisory fees waived (Note 2)	(14,944)	(7,967,878)	(3,052,348)

Net expenses	757	403,544	289,151

Net investment income	57,460	31,186,404	17,283,579

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	16,113	(7,659,730)	(1,832,972)
In-kind redemptions — affiliated (Note 2)	—	(3,386,770)	6,361,455
Foreign currency transactions	—	(95)	—
Forward currency contracts	(46,900)	(81,286,923)	(58,095,656)
Realized gain distributions from affiliated funds	—	38	19

Net realized loss	(30,787)	(92,333,480)	(53,567,154)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	506,598	281,921,728	98,939,902
Forward currency contracts	(14,071)	(18,006,418)	(6,332,717)

Net change in unrealized appreciation/depreciation	492,527	263,915,310	92,607,185

Net realized and unrealized gain	461,740	171,581,830	39,040,031

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$519,200	$202,768,234	$56,323,610

See notes to financial statements.

FINANCIAL STATEMENTS	35

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF

NET INVESTMENT INCOME
Dividends — affiliated (Note 2)	$193,084	$1,831,311	$114,953
Securities lending income — affiliated — net (Note 2)	10,412	46,429	1,720

Total investment income	203,496	1,877,740	116,673

EXPENSES
Investment advisory fees (Note 2)	40,071	269,197	27,036
Proxy fees	140	1,256	86

Total expenses	40,211	270,453	27,122
Less investment advisory fees waived (Note 2)	(40,211)	(257,428)	(25,813)

Net expenses	—	13,025	1,309

Net investment income	203,496	1,864,715	115,364

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated (Note 2)	(513,282)	(376,095)	(26,486)
In-kind redemptions — affiliated (Note 2)	(785,482)	(29,291)	(16,383)
Forward currency contracts	(399,691)	(4,642,021)	37,373

Net realized loss	(1,698,455)	(5,047,407)	(5,496)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated (Note 2)	3,013,334	13,312,654	437,294
Forward currency contracts	(21,440)	(670,636)	(85,031)

Net change in unrealized appreciation/depreciation	2,991,894	12,642,018	352,263

Net realized and unrealized gain	1,293,439	7,594,611	346,767

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,496,935	$9,459,326	$462,131

See notes to financial statements.

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares Adaptive Currency Hedged MSCI Eurozone ETF		iShares Currency Hedged MSCI Eurozone ETF
	Year ended August 31, 2017	Period from January 5, 2016[a] to August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$57,460	$56,294	$31,186,404	$47,659,298
Net realized loss	(30,787)	(86,742)	(92,333,480)	(140,443,705)
Net change in unrealized appreciation/depreciation	492,527	6,832	263,915,310	(4,072,460)

Net increase (decrease) in net assets resulting from operations	519,200	(23,616)	202,768,234	(96,856,867)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(57,460)	(56,294)	(31,186,441)	(47,659,298)
From net realized gain	—	—	—	(9,722,494)
Return of capital	(118)	(187)	(82,277)	(92,382)

Total distributions to shareholders	(57,578)	(56,481)	(31,268,718)	(57,474,174)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	4,763,965	924,170,392	1,776,524,922
Cost of shares redeemed	—	(2,377,734)	(649,402,041)	(1,839,555,179)

Net increase (decrease) in net assets from capital share transactions	—	2,386,231	274,768,351	(63,030,257)

INCREASE (DECREASE) IN NET ASSETS	461,622	2,306,134	446,267,867	(217,361,298)

NET ASSETS
Beginning of period	2,306,134	—	1,345,405,268	1,562,766,566

End of period	$2,767,756	$2,306,134	$1,791,673,135	$1,345,405,268

SHARES ISSUED AND REDEEMED
Shares sold	—	200,000	32,400,000	69,900,000
Shares redeemed	—	(100,000)	(24,650,000)	(75,850,000)

Net increase (decrease) in shares outstanding	—	100,000	7,750,000	(5,950,000)

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	37

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Germany ETF		iShares Currency Hedged MSCI Italy ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$17,283,579	$13,089,671	$203,496	$843,541
Net realized loss	(53,567,154)	(216,525,114)	(1,698,455)	(6,331,650)
Net change in unrealized appreciation/depreciation	92,607,185	184,173,921	2,991,894	(985,131)

Net increase (decrease) in net assets resulting from operations	56,323,610	(19,261,522)	1,496,935	(6,473,240)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(17,358,630)	(13,078,956)	(203,490)	(843,541)
From net realized gain	—	(11,292,542)	(897,138)	(2,008,894)

Total distributions to shareholders	(17,358,630)	(24,371,498)	(1,100,628)	(2,852,435)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	596,656,116	288,603,554	11,028,320	42,843,202
Cost of shares redeemed	(337,270,325)	(1,499,256,808)	(12,560,613)	(112,341,514)

Net increase (decrease) in net assets from capital share transactions	259,385,791	(1,210,653,254)	(1,532,293)	(69,498,312)

INCREASE (DECREASE) IN NET ASSETS	298,350,771	(1,254,286,274)	(1,135,986)	(78,823,987)

NET ASSETS
Beginning of year	492,700,619	1,746,986,893	7,021,092	85,845,079

End of year	$791,051,390	$492,700,619	$5,885,106	$7,021,092

Undistributed net investment income included in net assets at end of year	$—	$10,715	$6	$—

SHARES ISSUED AND REDEEMED
Shares sold	21,800,000	12,300,000	700,000	1,950,000
Shares redeemed	(12,800,000)	(64,550,000)	(750,000)	(5,200,000)

Net increase (decrease) in shares outstanding	9,000,000	(52,250,000)	(50,000)	(3,250,000)

See notes to financial statements.

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares Currency Hedged MSCI Spain ETF		iShares Currency Hedged MSCI Switzerland ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,864,715	$2,032,135	$115,364	$60,841
Net realized loss	(5,047,407)	(10,238,404)	(5,496)	(203,226)
Net change in unrealized appreciation/depreciation	12,642,018	(2,383,385)	352,263	14,023

Net increase (decrease) in net assets resulting from operations	9,459,326	(10,589,654)	462,131	(128,362)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,870,492)	(2,025,343)	(115,364)	(60,841)
From net realized gain	—	(1,013,906)	(34,566)	(206,309)
Return of capital	—	—	(89)	—

Total distributions to shareholders	(1,870,492)	(3,039,249)	(150,019)	(267,150)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	45,251,626	40,843,491	3,890,879	6,041,729
Cost of shares redeemed	(15,226,656)	(68,061,560)	(2,321,374)	(4,670,348)

Net increase (decrease) in net assets from capital share transactions	30,024,970	(27,218,069)	1,569,505	1,371,381

INCREASE (DECREASE) IN NET ASSETS	37,613,804	(40,846,972)	1,881,617	975,869

NET ASSETS
Beginning of year	15,977,730	56,824,702	4,676,634	3,700,765

End of year	$53,591,534	$15,977,730	$6,558,251	$4,676,634

Undistributed net investment income included in net assets at end of year	$1,015	$6,792	$—	$—

SHARES ISSUED AND REDEEMED
Shares sold	2,250,000	2,000,000	150,000	250,000
Shares redeemed	(750,000)	(3,650,000)	(100,000)	(200,000)

Net increase (decrease) in shares outstanding	1,500,000	(1,650,000)	50,000	50,000

See notes to financial statements.

FINANCIAL STATEMENTS	39

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Adaptive Currency Hedged MSCI Eurozone ETF

	Year ended Aug. 31, 2017	Period from Jan. 5, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$23.06	$23.86

Income from investment operations:
Net investment income[b]	0.57	0.56
Net realized and unrealized gain (loss)[c]	4.63	(0.80)

Total from investment operations	5.20	(0.24)

Less distributions from:
Net investment income	(0.58)	(0.56)
Return of capital	(0.00)[d]	(0.00)[d]

Total distributions	(0.58)	(0.56)

Net asset value, end of period	$27.68	$23.06

Total return	22.75%	(0.75)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,768	$2,306
Ratio of expenses to average net assets[f,g]	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%
Ratio of net investment income to average net assets[f]	2.28%	3.79%
Portfolio turnover rate[h,i]	6%	4%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 100 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Eurozone ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jul. 9, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$24.73	$25.90	$24.87	$25.14

Income from investment operations:
Net investment income (loss)[b]	0.64	0.60	1.17	(0.00)[c]
Net realized and unrealized gain (loss)[d]	4.07	(0.93)	0.65	(0.27)

Total from investment operations	4.71	(0.33)	1.82	(0.27)

Less distributions from:
Net investment income	(0.61)	(0.71)	(0.63)	—
Net realized gain	—	(0.13)	(0.16)	—
Return of capital	(0.00)[c]	(0.00)[c]	(0.00)[c]	—

Total distributions	(0.61)	(0.84)	(0.79)	—

Net asset value, end of period	$28.83	$24.73	$25.90	$24.87

Total return	19.13%	(1.02)%	7.27%	(1.11)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,791,673	$1,345,405	$1,562,767	$3,730
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	2.32%	2.42%	4.15%	(0.04)%
Portfolio turnover rate[h,i]	9%	12%	21%	0%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 100 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	41

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Germany ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Period from Jan. 31, 2014[a] to Aug. 31, 2014
Net asset value, beginning of period	$24.03	$24.01	$23.63	$23.68

Income from investment operations:
Net investment income[b]	0.74	0.31	0.99	1.04
Net realized and unrealized gain (loss)[c]	2.62	0.46	0.68	(0.59)

Total from investment operations	3.36	0.77	1.67	0.45

Less distributions from:
Net investment income	(0.57)	(0.54)	(0.46)	(0.50)
Net realized gain	—	(0.21)	(0.83)	(0.00)[d]
Return of capital	—	—	(0.00)[d]	—

Total distributions	(0.57)	(0.75)	(1.29)	(0.50)

Net asset value, end of period	$26.82	$24.03	$24.01	$23.63

Total return	13.88%	3.50%	7.00%	1.79%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$791,051	$492,701	$1,746,987	$51,995
Ratio of expenses to average net assets[f,g]	0.05%	0.05%	0.05%	0.06%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.53%	0.53%	0.53%	0.53%
Ratio of net investment income to average net assets[g]	2.75%	1.33%	3.69%	7.36%
Portfolio turnover rate[h,i]	9%	11%	21%	4%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 101 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Italy ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$17.55	$23.52	$23.65

Income from investment operations:
Net investment income (loss)[b]	0.51	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	3.71	(4.93)	(0.13)

Total from investment operations	4.22	(4.52)	(0.13)

Less distributions from:
Net investment income	(0.48)	(0.70)	—
Net realized gain	(4.48)	(0.75)	—

Total distributions	(4.96)	(1.45)	—

Net asset value, end of period	$16.81	$17.55	$23.52

Total return	31.21%	(19.68)%	(0.55)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$5,885	$7,021	$85,845
Ratio of expenses to average net assets[f,g]	0.00%	0.00%	0.00%[h]
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	3.15%	1.90%	(0.00)%[h]
Portfolio turnover rate[i,j]	12%	12%	0%[e,k]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Rounds to less than 0.01%.
[i]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[j]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 102 for the portfolio turnover rates of the underlying fund.
[k]	Rounds to less than 1%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	43

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Spain ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$18.80	$22.73	$23.77

Income from investment operations:
Net investment income (loss)[b]	0.94	0.80	(0.00)[c]
Net realized and unrealized gain (loss)[d]	3.81	(3.61)	(1.04)

Total from investment operations	4.75	(2.81)	(1.04)

Less distributions from:
Net investment income	(0.75)	(0.81)	—
Net realized gain	—	(0.31)	—

Total distributions	(0.75)	(1.12)	—

Net asset value, end of period	$22.80	$18.80	$22.73

Total return	25.70%	(12.51)%	(4.33)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$53,592	$15,978	$56,825
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.03%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	4.29%	4.02%	(0.03)%
Portfolio turnover rate[h,i]	9%	15%	0%[e,j]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 103 for the portfolio turnover rates of the underlying fund.
[j]	Rounds to less than 1%.

See notes to financial statements.

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares Currency Hedged MSCI Switzerland ETF

	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Jun. 29, 2015[a] to Aug. 31, 2015
Net asset value, beginning of period	$23.38	$24.67	$24.64

Income from investment operations:
Net investment income (loss)[b]	0.66	0.41	(0.00)[c]
Net realized and unrealized gain (loss)[d]	3.00	(0.27)	0.03

Total from investment operations	3.66	0.14	0.03

Less distributions from:
Net investment income	(0.58)	(0.61)	—
Net realized gain	(0.23)	(0.82)	—
Return of capital	(0.00)[c]	—	—

Total distributions	(0.81)	(1.43)	—

Net asset value, end of period	$26.23	$23.38	$24.67

Total return	15.88%	0.63%	0.12%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$6,558	$4,677	$3,701
Ratio of expenses to average net assets[f,g]	0.03%	0.03%	0.04%
Ratio of expenses to average net assets prior to waived fees[f,g]	0.62%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[f]	2.65%	1.72%	(0.04)%
Portfolio turnover rate[h,i]	11%	19%	1%[e]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	Rounds to less than $0.01.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying fund in which the Fund is invested. This ratio does not include these indirect fees and expenses.
[h]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
[i]	Portfolio turnover rates exclude the portfolio activity of the underlying fund in which the Fund is invested. See page 104 for the portfolio turnover rates of the underlying fund.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	45

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
Adaptive Currency Hedged MSCI Eurozone	Non-diversified
Currency Hedged MSCI Eurozone	Diversified	[a]
Currency Hedged MSCI Germany	Diversified	[a]
Currency Hedged MSCI Italy	Non-diversified
Currency Hedged MSCI Spain	Non-diversified
Currency Hedged MSCI Switzerland	Non-diversified

[a]	The Fund’s classification changed from non-diversified to diversified during the reporting period.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective. Currently each Fund seeks to achieve its investment objective by investing a substantial portion of its assets in an exchange-traded fund of iShares, Inc. (an “underlying fund”), an affiliate of the Funds. The financial statements and schedules of investments for the underlying funds can be found elsewhere in this report and should be read in conjunction with the Funds’ financial statements.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Exchange-traded funds and closed-end funds traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the fund is primarily traded. Funds traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Forward currency contracts are valued based on that day’s prevailing forward exchange rate for the underlying currencies. Interpolated forward exchange rates are used for contracts with interim settlement dates for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

NOTES TO FINANCIAL STATEMENTS	47

Notes to Financial Statements (Continued)

iSHARES® TRUST

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes. However, the Funds have elected to treat realized gains (losses) from certain foreign currency contracts as capital gain (loss) for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	49

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares Adaptive Currency Hedged MSCI Eurozone ETF and the iShares Currency Hedged Eurozone ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund. In addition, each Fund may incur its pro rata share of fees and expenses attributable to its investments in other investment companies (“acquired fund fees and expenses”). BFA has contractually agreed to reduce the investment advisory fee for each Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Eurozone ETF (“EZU”), after taking into account any fee waivers by EZU, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Germany ETF, BFA is entitled to an annual investment advisory fee of 0.53%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to waive a portion of its investment advisory fee for the Fund through December 31, 2020 in an amount equal to the acquired fund fees and expenses, if any, attributable to the Fund’s investments in other iShares funds.

For its investment advisory services to the iShares Currency Hedged MSCI Italy ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Italy Capped ETF (“EWI”), after taking into account any fee waivers by EWI, plus 0.03%. Additionally, BFA has contractually agreed to a reduction in the investment advisory fee of 0.03% through December 31, 2020.

For its investment advisory services to the iShares Currency Hedged MSCI Spain ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Spain Capped ETF (“EWP”), after taking into account any fee waivers by EWP, plus 0.03%.

For its investment advisory services to the iShares Currency Hedged MSCI Switzerland ETF, BFA is entitled to an annual investment advisory fee of 0.62%, accrued daily and paid monthly by the Fund, based on the average daily net assets of the Fund. In addition, the Fund may incur acquired fund fees and expenses. BFA has contractually agreed to reduce the investment advisory fee for the Fund through December 31, 2020 so that the investment advisory fee is equal to the acquired fund fees and expenses attributable to the Fund’s investment in the iShares MSCI Switzerland ETF (“EWL”), after taking into account any fee waivers by EWL, plus 0.03%.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA,

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
Adaptive Currency Hedged MSCI Eurozone	$17
Currency Hedged MSCI Eurozone	2,220
Currency Hedged MSCI Germany	11,892
Currency Hedged MSCI Italy	2,156
Currency Hedged MSCI Spain	12,523
Currency Hedged MSCI Switzerland	549

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
Adaptive Currency Hedged MSCI Eurozone	1	49%

NOTES TO FINANCIAL STATEMENTS	51

Notes to Financial Statements (Continued)

iSHARES® TRUST

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
Adaptive Currency Hedged MSCI Eurozone	$154,492	$212,527
Currency Hedged MSCI Eurozone	125,423,048	232,202,294
Currency Hedged MSCI Germany	57,645,205	120,686,743
Currency Hedged MSCI Italy	782,914	2,159,487
Currency Hedged MSCI Spain	4,069,704	9,161,830
Currency Hedged MSCI Switzerland	474,571	545,182

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
Currency Hedged MSCI Eurozone	$927,929,728	$647,071,790
Currency Hedged MSCI Germany	594,656,032	337,416,822
Currency Hedged MSCI Italy	10,975,065	12,446,199
Currency Hedged MSCI Spain	45,041,460	15,241,020
Currency Hedged MSCI Switzerland	3,920,491	2,344,614

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	FORWARD CURRENCY CONTRACTS

Each Fund uses forward currency contracts to hedge the currency exposure of non-U.S. dollar-denominated securities held by the Fund or its underlying fund. A forward currency contract is an obligation to purchase or sell a currency against another currency at a specified future date at an agreed upon price and quantity. Forward currency contracts are traded over-the-counter (“OTC”) and not on an organized exchange.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation or depreciation. When the contract is closed, a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed is recorded. Non-deliverable forward currency contracts (“NDFs”) are settled with the counterparty in cash without the delivery of foreign currency. Losses may arise if there are unfavorable movements in the value of a foreign currency relative to the U.S. dollar or if the counterparties do not meet the terms of the agreement. A fund’s use of forward currency contracts also involves the risks of imperfect correlation between the value of its currency positions and its other investments or the fund failing to close out its position due to an illiquid market.

The following table shows the value of forward currency contracts held as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$3,663	$2,425,157	$1,660,242

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized appreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$5,322	$25,506	$8,819

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements (Continued)

iSHARES® TRUST

Liabilities
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$14,116	$27,904,556	$13,481,803

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:
Unrealized depreciation on forward currency contracts/Net assets consist of – net unrealized appreciation	$97,143	$818,276	$79,608

The following table shows the realized and unrealized gains (losses) on forward currency contracts held during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:	$(46,900)	$(81,286,923)	$(58,095,656)

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:	$(399,691)	$(4,642,021)	$37,373

	Net Change in Unrealized Appreciation/Depreciation
	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Forward currency contracts:	$(14,071)	$(18,006,418)	$(6,332,717)

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts:	$(21,440)	$(670,636)	$(85,031)

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table shows the average quarter-end balances of outstanding forward currency contracts for the year ended August 31, 2017:

	iShares Adaptive Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Eurozone ETF	iShares Currency Hedged MSCI Germany ETF
Average amounts purchased in U.S. dollars	$1,473,023	$1,459,020,487	$707,731,204
Average amounts sold in U.S. dollars	$2,737,911	$2,821,972,854	$1,322,114,047

	iShares Currency Hedged MSCI Italy ETF	iShares Currency Hedged MSCI Spain ETF	iShares Currency Hedged MSCI Switzerland ETF
Average amounts purchased in U.S. dollars	$9,070,580	$43,245,066	$5,023,549
Average amounts sold in U.S. dollars	$14,940,900	$82,108,385	$9,750,000

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds. In order to better define their contractual rights and to secure rights that will help the Funds to mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency.

The collateral requirements under an ISDA Master Agreement are typically calculated by netting the mark-to-market amount for each transaction under such agreement, and comparing that amount to the value of any collateral currently pledged by the parties. Except for NDFs, the forward currency contracts held by the Funds generally do not require collateral. Cash collateral pledged to the counterparty, if any, is presented as “Cash pledged to broker for forward currency contracts” on the statement of assets and liabilities. Cash received as collateral from the counterparty may be reinvested in money market funds, including those managed by the Funds’ investment adviser, or its affiliates. Such collateral, if any, is presented in the statement of assets and liabilities as “Investments in securities — affiliated” and “Payable due to broker for collateral on forwards.” To the extent amounts due to the Funds from the counterparty are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset financial assets and financial liabilities that are subject to netting arrangements in the statements of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table presents the exposure of the open forward currency contracts that are subject to potential offset in the statements of assets and liabilities as of August 31, 2017:

	Derivative Assets Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Received	Net Amount of Derivative Assets
iShares Adaptive Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$3,663	$(3,663)	$—	$—

iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$2,425,157	$(2,080,559)	$—	$344,598

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$1,660,242	$(963,470)	$—	$696,772

iShares Currency Hedged MSCI Italy Capped ETF
Forward currency contracts	$5,322	$(5,322)	$—	$—

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$25,506	$(25,506)	$—	$—

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$8,819	$(8,819)	$—	$—

	Derivative Liabilities Subject to Offsetting	Derivatives Available for Offset	Cash Collateral Pledged [a]	Net Amount of Derivative Liabilities
iShares Adaptive Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$14,116	$(3,663)	$—	$10,453

iShares Currency Hedged MSCI Eurozone ETF
Forward currency contracts	$27,904,556	$(2,080,559)	$(2,467,781)	$23,356,216

iShares Currency Hedged MSCI Germany ETF
Forward currency contracts	$13,481,803	$(963,470)	$(1,432,253)	$11,086,080

iShares Currency Hedged MSCI Italy Capped ETF
Forward currency contracts	$97,143	$(5,322)	$—	$91,821

iShares Currency Hedged MSCI Spain ETF
Forward currency contracts	$818,276	$(25,506)	$(792,770)	$—

iShares Currency Hedged MSCI Switzerland ETF
Forward currency contracts	$79,608	$(8,819)	$—	$70,789

[a]	Excess of collateral pledged is not shown for financial reporting purposes.

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements (Continued)

iSHARES® TRUST

August 31, 2017, attributable to distributions paid in excess of taxable income and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
Currency Hedged MSCI Eurozone	$(11,024,492)	$37	$11,024,455
Currency Hedged MSCI Germany	4,368,700	64,336	(4,433,036)
Currency Hedged MSCI Italy	(1,266,067)	—	1,266,067
Currency Hedged MSCI Spain	(371,636)	—	371,636
Currency Hedged MSCI Switzerland	(36,778)	—	36,778

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
Adaptive Currency Hedged MSCI Eurozone
Ordinary income	$57,460	$56,294
Return of capital	118	187

	$57,578	$56,481

Currency Hedged MSCI Eurozone
Ordinary income	$31,186,441	$51,552,269
Long-term capital gain	—	5,829,523
Return of capital	82,277	92,382

	$31,268,718	$57,474,174

Currency Hedged MSCI Germany
Ordinary income	$17,358,630	$14,278,563
Long-term capital gain	—	10,092,935

	$17,358,630	$24,371,498

Currency Hedged MSCI Italy
Ordinary income	$620,951	$1,661,470
Long-term capital gain	479,677	1,190,965

	$1,100,628	$2,852,435

Currency Hedged MSCI Spain
Ordinary income	$1,870,492	$2,430,906
Long-term capital gain	—	608,343

	$1,870,492	$3,039,249

Currency Hedged MSCI Switzerland
Ordinary income	$127,779	$143,140
Long-term capital gain	22,151	124,010
Return of capital	89	—

	$150,019	$267,150

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
Adaptive Currency Hedged MSCI Eurozone	$—	$(127,004)	$508,834	$—	$381,830
Currency Hedged MSCI Eurozone	—	(149,160,625)	104,133,944	—	(45,026,681)
Currency Hedged MSCI Germany	—	(76,883,386)	25,148,333	—	(51,735,053)
Currency Hedged MSCI Italy	6	—	709,016	(673,458)	35,564
Currency Hedged MSCI Spain	1,015	(6,188,212)	9,718,699	—	3,531,502
Currency Hedged MSCI Switzerland	—	—	241,625	(92,839)	148,786

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
Adaptive Currency Hedged MSCI Eurozone	$127,004
Currency Hedged MSCI Eurozone	149,160,625
Currency Hedged MSCI Germany	76,883,386
Currency Hedged MSCI Spain	6,188,212

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

9.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares Adaptive Currency Hedged MSCI Eurozone ETF,

iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF,

iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and

iShares Currency Hedged MSCI Switzerland ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Italy ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
Adaptive Currency Hedged MSCI Eurozone	$58,157
Currency Hedged MSCI Eurozone	30,562,965
Currency Hedged MSCI Germany	17,227,820
Currency Hedged MSCI Italy	173,547
Currency Hedged MSCI Spain	1,831,173
Currency Hedged MSCI Switzerland	110,646

For the fiscal year ended August 31, 2017, the Funds intend to pass through to their shareholders foreign source income earned and foreign taxes paid by the underlying funds:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
Adaptive Currency Hedged MSCI Eurozone	$66,175	$8,340
Currency Hedged MSCI Eurozone	36,076,866	4,647,860
Currency Hedged MSCI Germany	20,287,906	2,763,569
Currency Hedged MSCI Italy	225,087	33,529
Currency Hedged MSCI Spain	1,956,362	168,120
Currency Hedged MSCI Switzerland	134,370	24,822

The following Funds hereby designate the following amounts as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Long-Term Capital Gain
Currency Hedged MSCI Italy	$479,677
Currency Hedged MSCI Switzerland	22,151

The following Funds hereby designate the following amounts as short-term capital gain dividends for the fiscal year ended August 31, 2017:

iShares ETF	Short-Term Capital Gain
Currency Hedged MSCI Italy	$417,461
Currency Hedged MSCI Switzerland	12,415

TAX INFORMATION	61

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares Adaptive Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Eurozone ETF, iShares Currency Hedged MSCI Germany ETF, iShares Currency Hedged MSCI Spain ETF and iShares Currency Hedged MSCI Switzerland ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that each Fund’s pricing reflects the use of currency hedging strategies, as compared to certain of its respective competitor funds in its Peer Group, which are not currency hedged.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	63

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds did not provide for any breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds increase. However, the Board noted that to the extent that a Fund invests in an underlying iShares fund that has breakpoints, the shareholders of that Fund would benefit from breakpoints in such underlying iShares fund’s respective investment advisory fee rate as the assets of such underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Funds may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares Currency Hedged MSCI Italy ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	65

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that to the extent that the Fund invests in an underlying iShares fund that has breakpoints, the shareholders of the Fund would benefit from such breakpoints in the underlying iShares fund’s investment advisory fee rate as the assets of the underlying iShares fund, on an aggregated basis with the assets of certain other iShares funds, increase. The Board further noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	67

Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
Adaptive Currency Hedged MSCI Eurozone	$0.575781	$—	$—	$0.575781	100%	—%	—%	100%
Currency Hedged MSCI Eurozone	0.613094	—	—	0.613094	100	—	—	100
Currency Hedged MSCI Italy	0.477352	4.485690	—	4.963042	10	90	—	100
Currency Hedged MSCI Spain	0.752831	—	—	0.752831	100	—	—	100
Currency Hedged MSCI Switzerland	0.580204	0.230441	—	0.810645	72	28	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on

SUPPLEMENTAL INFORMATION	69

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares Adaptive Currency Hedged MSCI Eurozone ETF

Period Covered: January 5, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	1	0.27%
Greater than 0.5% and Less than 1.0%	1	0.27
Greater than 0.0% and Less than 0.5%	339	90.15
At NAV	6	1.60
Less than 0.0% and Greater than –0.5%	27	7.18
Less than –0.5%	2	0.53

	376	100.00%

iShares Currency Hedged MSCI Eurozone ETF

Period Covered: July 9, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5%	1	0.13%
Greater than 0.0% and Less than 0.5%	441	58.64
At NAV	83	11.04
Less than 0.0% and Greater than –0.5%	227	30.19

	752	100.00%

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Germany ETF

Period Covered: January 31, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	2	0.23%
Greater than 0.0% and Less than 0.5%	565	65.62
At NAV	63	7.32
Less than 0.0% and Greater than –0.5%	230	26.71
Less than –0.5%	1	0.12

	861	100.00%

iShares Currency Hedged MSCI Italy ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	4	0.79%
Greater than 2.0% and Less than 2.5%	2	0.39
Greater than 1.5% and Less than 2.0%	1	0.20
Greater than 1.0% and Less than 1.5%	1	0.20
Greater than 0.5% and Less than 1.0%	5	0.99
Greater than 0.0% and Less than 0.5%	238	46.94
At NAV	24	4.73
Less than 0.0% and Greater than –0.5%	232	45.76

	507	100.00%

iShares Currency Hedged MSCI Spain ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	5	0.99%
Greater than 0.5% and Less than 1.0%	3	0.59
Greater than 0.0% and Less than 0.5%	227	44.77
At NAV	29	5.72
Less than 0.0% and Greater than –0.5%	242	47.73
Less than –0.5% and Greater than –1.0%	1	0.20

	507	100.00%

SUPPLEMENTAL INFORMATION	71

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares Currency Hedged MSCI Switzerland ETF

Period Covered: June 29, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.5% and Less than 1.0%	1	0.20%
Greater than 0.0% and Less than 0.5%	252	49.70
At NAV	52	10.26
Less than 0.0% and Greater than –0.5%	202	39.84

	507	100.00%

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	73

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	75

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Additional Financial Information

Audited Financial Statements

August 31, 2017

iShares, Inc.

iShares MSCI Eurozone ETF  |  EZU  |  BATS

iShares MSCI Germany ETF  |  EWG  |  NYSE Arca

iShares MSCI Italy Capped ETF  |  EWI  |  NYSE Arca

iShares MSCI Spain Capped ETF  |  EWP  |  NYSE Arca

iShares MSCI Switzerland Capped ETF  |  EWL  |  NYSE Arca

Schedule of Investments

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.05%

AUSTRIA — 0.78%
Andritz AG	210,915	$11,462,090
Erste Group Bank AG	862,804	36,410,318
OMV AG	435,150	24,982,813
Raiffeisen Bank International AGa	416,682	13,653,031
Voestalpine AG	327,185	16,956,078

		103,464,330
BELGIUM — 3.62%
Ageas	552,470	25,622,989
Anheuser-Busch InBev SA/NV	2,196,292	259,863,681
Colruyt SA	176,885	9,815,682
Groupe Bruxelles Lambert SA	228,962	23,276,917
KBC Group NV	721,300	59,196,897
Proximus SADP	443,512	15,615,728
Solvay SA	214,897	31,131,570
Telenet Group Holding NVa	154,333	10,434,873
UCB SA	365,053	25,124,915
Umicore SA	276,172	20,603,382

		480,686,634
FINLAND — 3.09%
Elisa OYJ	412,147	17,983,050
Fortum OYJ	1,297,316	23,259,065
Kone OYJ Class B	974,116	52,787,383
Metso OYJ	322,236	10,665,677
Neste OYJ	380,931	16,774,996
Nokia OYJ	16,800,343	103,964,249
Nokian Renkaat OYJ	332,657	14,044,054
Orion OYJ Class B	295,425	13,971,954
Sampo OYJ Class A	1,283,805	67,676,812
Stora Enso OYJ Class R	1,583,660	20,786,251
UPM-Kymmene OYJ	1,535,332	39,902,269
Wartsila OYJ Abp	426,671	29,396,235

		411,211,995
FRANCE — 31.82%
Accor SA	529,011	24,465,801
Aeroports de Paris	86,008	15,322,892
Air Liquide SA	1,119,645	136,508,957
Airbus SE	1,672,678	140,418,295
Alstom SA	443,128	15,739,185
Arkema SA	195,955	21,265,574
Atos SE	271,461	41,827,084
AXA SA	5,581,411	161,746,081

Security	Shares	Value
BNP Paribas SA	3,228,399	$245,302,040
Bollore SA	2,477,108	11,491,516
Bouygues SA	611,363	27,689,319
Bureau Veritas SA	767,732	18,232,305
Capgemini SE	463,416	51,310,443
Carrefour SA	1,632,354	32,875,540
Casino Guichard Perrachon SA	158,605	9,006,826
Cie. de Saint-Gobain	1,440,370	78,901,371
Cie. Generale des Etablissements Michelin Class B	493,690	67,205,521
CNP Assurances	485,313	11,251,273
Credit Agricole SA	3,256,779	57,344,066
Danone SA	1,702,987	133,932,606
Dassault Aviation SA	7,016	10,704,414
Dassault Systemes SE	370,478	36,448,156
Edenred	636,294	17,187,444
Eiffage SA	210,881	21,762,176
Electricite de France SA	1,602,040	16,951,514
Engie SA	4,945,651	82,435,944
Essilor International SA	598,492	75,459,541
Eurazeo SA	121,730	10,056,922
Eurofins Scientific SE	31,622	18,049,542
Eutelsat Communications SA	502,591	14,588,699
Fonciere des Regions	96,594	9,539,805
Gecina SA	136,363	21,221,757
Groupe Eurotunnel SE Registered	1,335,603	15,902,796
Hermes International	90,766	47,945,146
ICADE	102,200	9,071,603
Iliad SA	76,021	19,608,229
Imerys SA	102,162	8,975,920
Ingenico Group SA	168,023	16,660,189
Ipsen SA	108,017	14,492,350
JCDecaux SA	216,935	7,093,922
Kering	218,132	81,768,963
Klepierre SA	638,232	25,685,167
L’Oreal SA	725,083	152,884,710
Lagardere SCA	342,970	11,005,358
Legrand SA	771,219	53,987,182
LVMH Moet Hennessy Louis Vuitton SE	802,722	210,196,859
Natixis SA	2,681,813	20,112,466
Orange SA	5,748,154	97,555,026
Pernod Ricard SA	613,151	83,686,319

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
Peugeot SA	1,477,770	$31,158,976
Publicis Groupe SA	584,632	39,410,394
Remy Cointreau SA	64,045	7,304,404
Renault SA	511,770	45,237,744
Rexel SA	875,440	13,062,168
Safran SA	902,763	87,570,095
Sanofi	3,275,001	317,955,214
Schneider Electric SE	1,620,545	130,493,028
SCOR SE	488,497	20,443,239
SEB SA	64,629	11,725,385
SES SA	1,053,231	24,048,228
Societe BIC SA	83,595	10,033,022
Societe Generale SA	2,206,789	123,390,274
Sodexo SA	264,724	30,853,004
STMicroelectronics NV	1,839,738	31,835,621
Suez	1,111,783	21,062,855
Thales SA	305,472	33,775,322
Total SA	6,816,131	352,065,013
Unibail-Rodamco SE	287,235	72,925,946
Valeo SA	686,481	45,851,695
Veolia Environnement SA	1,407,361	32,978,984
Vinci SA	1,450,562	133,395,676
Vivendi SA	2,962,967	67,899,463
Wendel SA	81,813	12,951,159
Zodiac Aerospace	587,507	16,976,721

		4,227,278,444
GERMANY — 27.30%
adidas AG	542,765	121,670,000
Allianz SE Registered	1,315,877	281,209,076
Axel Springer SE	137,323	8,489,689
BASF SE	2,646,530	256,027,300
Bayer AG Registered	2,381,950	304,429,156
Bayerische Motoren Werke AG	952,727	88,350,338
Beiersdorf AG	292,016	31,134,894
Brenntag AG	444,897	23,545,667
Commerzbank AGa	3,059,862	37,979,346
Continental AG	316,701	71,370,438
Covestro AGb	322,404	25,302,026
Daimler AG Registered	2,773,571	201,905,749
Deutsche Bank AG Registered[c]	5,958,362	95,420,045
Deutsche Boerse AG	555,657	59,317,099
Deutsche Lufthansa AG Registered	678,434	16,994,848
Deutsche Post AG Registered	2,805,854	116,238,682

Security	Shares	Value
Deutsche Telekom AG Registered	9,427,325	$169,915,430
Deutsche Wohnen SE Bearer	1,025,572	43,504,696
E.ON SE	6,362,251	71,820,910
Evonik Industries AG	469,814	15,209,633
Fraport AG Frankfurt Airport Services Worldwide	119,848	11,810,766
Fresenius Medical Care AG & Co. KGaA	619,706	57,836,299
Fresenius SE & Co. KGaA	1,195,812	101,068,672
GEA Group AGc	528,802	23,261,620
Hannover Rueck SE	172,718	20,904,054
HeidelbergCement AG	428,089	41,047,204
Henkel AG & Co. KGaA	296,810	35,887,617
HOCHTIEF AG	55,728	9,809,051
HUGO BOSS AG	182,287	15,411,025
Infineon Technologies AG	3,266,237	75,218,116
Innogy SEb	409,994	18,047,527
K+S AG Registered[c]	550,262	13,097,208
KION Group AG	199,930	18,212,319
Lanxess AG	264,078	19,669,732
Linde AG	535,289	102,492,995
MAN SE	104,477	11,714,495
Merck KGaA	371,480	40,746,849
METRO AGa,c	507,414	9,905,599
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	449,209	92,606,758
Osram Licht AG	242,411	19,880,195
ProSiebenSat.1 Media SE Registered	672,010	22,514,477
QIAGEN NV	624,296	20,006,680
RTL Group SAa	112,474	8,524,668
RWE AGa	1,500,217	37,375,489
SAP SE	2,831,600	296,587,573
Siemens AG Registered	2,204,357	287,759,327
Symrise AG	356,255	26,006,055
Telefonica Deutschland Holding AG	2,133,944	11,533,406
thyssenkrupp AG	1,055,989	31,625,158
United Internet AG Registered[c,d]	353,512	20,951,468
Volkswagen AG	92,216	14,214,250
Vonovia SE	1,348,969	56,942,512

SCHEDULES OF INVESTMENTS	79

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
Zalando SEa,b,c	318,818	$15,080,208

		3,627,584,394
IRELAND — 1.33%
Bank of Ireland Group PLC[a]	2,628,787	21,877,545
CRH PLC	2,389,027	83,320,581
Irish Bank Resolution Corp. Ltd.[a,e]	446,666	5
Kerry Group PLC Class A	461,636	42,935,659
Paddy Power Betfair PLC	231,152	20,278,709
Ryanair Holdings PLC[a]	42,432	900,738
Ryanair Holdings PLC ADR[a]	68,498	7,788,223

		177,101,460
ITALY — 7.29%
Assicurazioni Generali SpA	3,595,729	64,295,404
Atlantia SpA	1,307,392	41,967,657
CNH Industrial NV	2,949,966	33,423,740
Enel SpA	23,672,850	143,115,490
Eni SpA	7,344,565	114,999,775
EXOR NV	313,988	20,120,879
Ferrari NV	354,963	40,555,673
Fiat Chrysler Automobiles NVa	3,081,663	46,346,913
Intesa Sanpaolo SpA	36,475,456	122,984,986
Leonardo SpA	873,382	14,755,144
Luxottica Group SpA	489,282	28,125,539
Mediobanca SpA	1,631,107	16,716,096
Poste Italiane SpA[b]	1,527,593	11,087,623
Prysmian SpA	592,442	18,609,032
Recordati SpA	300,169	12,840,210
Saipem SpA[a,c]	1,779,092	6,595,074
Snam SpA	6,801,880	33,074,814
Telecom Italia SpA/Milano[a]	33,092,350	31,651,828
Tenaris SA	1,377,701	18,394,156
Terna Rete Elettrica Nazionale SpA	4,293,406	25,317,964
UniCredit SpA[a]	5,764,346	117,121,666
UnipolSai Assicurazioni SpA	3,013,219	6,831,665

		968,931,328
NETHERLANDS — 11.41%
ABN AMRO Group NVb	1,077,351	30,151,493
Aegon NV	5,075,558	28,940,638
AerCap Holdings NVa	426,685	21,462,255
Akzo Nobel NV	728,219	66,491,842
Altice NV Class Aa,c	1,313,874	30,257,182
Altice NV Class Ba	312,606	7,219,439
ArcelorMittal[a]	1,913,329	51,045,521

Security	Shares	Value
ASML Holding NV	1,075,282	$166,831,489
Boskalis Westminster	261,609	8,537,686
Gemalto NVc	234,154	12,637,313
Heineken Holding NV	290,208	28,616,634
Heineken NV	665,803	69,761,315
ING Groep NV	11,182,489	198,093,345
Koninklijke Ahold Delhaize NV	3,691,413	66,269,657
Koninklijke DSM NV	523,713	39,680,982
Koninklijke KPN NV	9,862,453	34,836,357
Koninklijke Philips NV	2,679,857	101,253,642
Koninklijke Vopak NV	216,589	9,155,503
NN Group NV	898,600	35,613,283
NXP Semiconductors NVa	997,931	112,726,286
Randstad Holding NV	344,241	20,097,103
RELX NV	2,794,327	58,586,537
Unilever NV CVA	4,695,252	279,164,956
Wolters Kluwer NV	871,313	38,012,482

		1,515,442,940
PORTUGAL — 0.48%
EDP – Energias de Portugal SA	6,861,632	26,308,875
Galp Energia SGPS SA	1,338,162	22,129,977
Jeronimo Martins SGPS SA	770,015	15,343,285

		63,782,137
SPAIN — 10.73%
Abertis Infraestructuras SA	2,052,412	41,481,897
ACS Actividades de Construccion y Servicios SA	720,688	27,212,781
Aena SAb	199,167	38,845,325
Amadeus IT Group SA	1,279,517	79,209,774
Banco Bilbao Vizcaya Argentaria SA	19,272,325	170,059,226
Banco de Sabadell SA	15,555,404	34,158,070
Banco Santander SA	46,332,958	300,710,270
Bankia SA	2,979,705	14,485,568
Bankinter SA	2,062,681	19,643,086
CaixaBank SA	10,405,303	53,664,788
Distribuidora Internacional de Alimentacion SA	1,873,442	11,840,509
Enagas SA	428,279	12,604,768
Endesa SA	914,714	22,038,248
Ferrovial SA	1,443,648	32,859,566
Gas Natural SDG SA	1,009,747	24,513,958
Grifols SA	868,699	24,528,900
Iberdrola SA	16,833,566	137,312,060
Industria de Diseno Textil SA	3,170,036	120,282,980

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Security	Shares	Value
International Consolidated Airlines Group SA	1,874,240	$14,811,397
Mapfre SA	3,298,097	11,657,448
Red Electrica Corp. SA	825,969	18,525,319
Repsol SA	3,626,681	62,218,685
Siemens Gamesa Renewable Energy SA	720,385	10,744,358
Telefonica SA	13,150,790	141,637,170

		1,425,046,151
UNITED KINGDOM — 0.20%
Coca-Cola European Partners PLC	626,836	26,806,463

		26,806,463
TOTAL COMMON STOCKS
(Cost: $12,625,912,854)		13,027,336,276

PREFERRED STOCKS — 1.70%

GERMANY — 1.54%
Bayerische Motoren Werke AG, Preference Shares	158,457	13,128,860
Fuchs Petrolub SE, Preference Shares	199,411	11,071,619
Henkel AG & Co. KGaA, Preference Shares	515,650	68,999,455
Porsche Automobil Holding SE, Preference Shares	439,750	24,891,391
Schaeffler AG, Preference Shares	477,485	6,721,351
Volkswagen AG, Preference Shares	535,497	79,804,342

		204,617,018
ITALY — 0.16%
Intesa Sanpaolo SpA, Preference Shares	2,747,985	8,670,825
Telecom Italia SpA/Milano, Preference Shares	17,072,075	13,243,780

		21,914,605

TOTAL PREFERRED STOCKS
(Cost: $274,012,140)		226,531,623

SHORT-TERM INVESTMENTS — 0.44%

MONEY MARKET FUNDS — 0.44%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[f,g,h]	57,577,483	57,594,756

Security	Shares	Value
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[f,g]	489,933	$489,933

		58,084,689

TOTAL SHORT-TERM INVESTMENTS
(Cost: $58,075,651)		58,084,689

TOTAL INVESTMENTS IN SECURITIES — 100.19%
(Cost: $12,958,000,645)[i]		13,311,952,588
Other Assets, Less Liabilities — (0.19)%		(25,736,664)

NET ASSETS — 100.00%		$13,286,215,924

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[f]	Affiliated issuer. See Schedule 1.
[g]	The rate quoted is the annualized seven-day yield of the fund at period end.
[h]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[i]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $13,117,873,982. Net unrealized appreciation was $194,078,606, of which $1,110,203,700 represented gross unrealized appreciation on investments and $916,125,094 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	81

Schedule of Investments (Continued)

iSHARES® MSCI EUROZONE ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	19,587,492	37,989,991	[b]	—	57,577,483	$57,594,756	$(2,246)	$9,038	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	326,934	162,999	[b]	—	489,933	489,933	117	—	44,595

						$58,084,689	$(2,129)	$9,038	$44,595

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$13,027,336,271	$—	$5	$13,027,336,276
Preferred stocks	226,531,623	—	—	226,531,623
Money market funds	58,084,689	—	—	58,084,689

Total	$13,311,952,583	$—	$5	$13,311,952,588

See notes to financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI GERMANY ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 94.06%

AIR FREIGHT & LOGISTICS — 3.01%
Deutsche Post AG Registered	3,488,236	$144,507,859

		144,507,859
AIRLINES — 0.44%
Deutsche Lufthansa AG Registered	842,240	21,098,206

		21,098,206
AUTO COMPONENTS — 1.85%
Continental AG	395,248	89,071,468

		89,071,468
AUTOMOBILES — 7.91%
Bayerische Motoren Werke AG	1,189,649	110,321,100
Daimler AG Registered	3,459,579	251,844,604
Volkswagen AG	117,035	18,039,871

		380,205,575
BANKS — 0.99%
Commerzbank AGa	3,824,809	47,473,952

		47,473,952
CAPITAL MARKETS — 4.01%
Deutsche Bank AG Registered[b]	7,425,992	118,923,371
Deutsche Boerse AG	693,457	74,027,426

		192,950,797
CHEMICALS — 11.87%
BASF SE	3,300,137	319,257,732
Covestro AGc	400,176	31,405,514
Evonik Industries AG	588,042	19,037,115
K+S AG Registered[b]	690,152	16,426,837
Lanxess AG	328,846	24,493,947
Linde AG	667,349	127,778,822
Symrise AG	443,103	32,345,823

		570,745,790
CONSTRUCTION & ENGINEERING — 0.25%
HOCHTIEF AG	69,458	12,225,759

		12,225,759
CONSTRUCTION MATERIALS — 1.07%
HeidelbergCement AG	534,691	51,268,709

		51,268,709
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.71%
Deutsche Telekom AG Registered	11,763,033	212,013,568
Telefonica Deutschland Holding AG	2,677,229	14,469,719

		226,483,287

Security	Shares	Value
ELECTRICAL EQUIPMENT — 0.51%
Osram Licht AG	301,366	$24,715,112

		24,715,112
FOOD & STAPLES RETAILING — 0.26%
METRO AGa	642,570	12,544,078

		12,544,078
HEALTH CARE PROVIDERS & SERVICES — 4.12%
Fresenius Medical Care AG & Co. KGaA	772,748	72,119,496
Fresenius SE & Co. KGaA	1,491,984	126,100,793

		198,220,289
HOUSEHOLD PRODUCTS — 0.94%
Henkel AG & Co. KGaA	373,385	45,146,383

		45,146,383
INDUSTRIAL CONGLOMERATES — 7.46%
Siemens AG Registered	2,748,681	358,816,015

		358,816,015
INSURANCE — 10.23%
Allianz SE Registered	1,642,023	350,908,003
Hannover Rueck SE	216,656	26,221,869
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	556,939	114,815,854

		491,945,726
INTERNET & DIRECT MARKETING RETAIL — 0.39%
Zalando SEa,b,c	400,557	18,946,493

		18,946,493
INTERNET SOFTWARE & SERVICES — 0.55%
United Internet AG Registered[b,d]	441,943	26,192,476

		26,192,476
LIFE SCIENCES TOOLS & SERVICES — 0.51%
QIAGEN NV	770,958	24,706,726

		24,706,726
MACHINERY — 1.38%
GEA Group AG	657,062	28,903,685
KION Group AG	256,161	23,334,597
MAN SE	126,852	14,223,294

		66,461,576
MEDIA — 1.03%
Axel Springer SE	175,087	10,824,364
ProSiebenSat.1 Media SE Registered	837,180	28,048,198
RTL Group SAa	139,660	10,585,159

		49,457,721

SCHEDULES OF INVESTMENTS	83

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Security	Shares	Value
METALS & MINING — 0.82%
thyssenkrupp AG	1,321,737	$39,583,879

		39,583,879
MULTI-UTILITIES — 3.28%
E.ON SE	7,908,644	89,277,524
Innogy SEc	499,034	21,966,979
RWE AGa	1,861,812	46,384,046

		157,628,549
PERSONAL PRODUCTS — 0.80%
Beiersdorf AG	362,179	38,615,708

		38,615,708
PHARMACEUTICALS — 8.95%
Bayer AG Registered	2,971,262	379,747,175
Merck KGaA	464,374	50,936,193

		430,683,368
REAL ESTATE MANAGEMENT & DEVELOPMENT — 2.61%
Deutsche Wohnen SE Bearer	1,274,316	54,056,400
Vonovia SE	1,693,315	71,478,003

		125,534,403
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.95%
Infineon Technologies AG	4,079,495	93,946,621

		93,946,621
SOFTWARE — 7.69%
SAP SE	3,531,259	369,871,287

		369,871,287
TEXTILES, APPAREL & LUXURY GOODS — 3.55%
adidas AG	676,553	151,660,855
HUGO BOSS AG	228,114	19,285,360

		170,946,215
TRADING COMPANIES & DISTRIBUTORS — 0.61%
Brenntag AG	555,125	29,379,358

		29,379,358
TRANSPORTATION INFRASTRUCTURE — 0.31%
Fraport AG Frankfurt Airport Services Worldwide	149,822	14,764,640

		14,764,640

TOTAL COMMON STOCKS
(Cost: $4,602,259,050)		4,524,138,025

Security	Shares	Value
PREFERRED STOCKS — 5.30%

AUTO COMPONENTS — 0.18%
Schaeffler AG, Preference Shares	595,179	$8,378,079

		8,378,079
AUTOMOBILES — 3.05%
Bayerische Motoren Werke AG, Preference Shares	197,714	16,381,476
Porsche Automobil Holding SE, Preference Shares	550,186	31,142,455
Volkswagen AG, Preference Shares	666,816	99,374,622

		146,898,553
CHEMICALS — 0.29%
Fuchs Petrolub SE, Preference Shares	250,125	13,887,342

		13,887,342
HOUSEHOLD PRODUCTS — 1.78%
Henkel AG & Co. KGaA, Preference Shares	640,148	85,658,611

		85,658,611

TOTAL PREFERRED STOCKS
(Cost: $322,283,034)		254,822,585

SHORT-TERM INVESTMENTS — 1.46%

MONEY MARKET FUNDS — 1.46%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	69,810,722	69,831,666
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	589,306	589,306

		70,420,972

TOTAL SHORT-TERM INVESTMENTS
(Cost: $70,420,972)		70,420,972

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.82%
(Cost: $4,994,963,056)[h]	$4,849,381,582
Other Assets, Less Liabilities — (0.82)%	(39,482,086)

NET ASSETS — 100.00%	$4,809,899,496

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[d]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $5,074,662,756. Net unrealized depreciation was $225,281,174, of which $436,471,892 represented gross unrealized appreciation on investments and $661,753,066 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	69,810,722	[b]	—	69,810,722	$69,831,666	$(9,056)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	33,859	555,447	[b]	—	589,306	589,306	97	—	18,373

						$70,420,972	$(8,959)	$—	$18,373

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value / unrealized appreciation (depreciation)
Long Contracts:
DAX Index	2,125	Sep 2017	$30,484	$(1,550,396)

SCHEDULES OF INVESTMENTS	85

Schedule of Investments (Continued)

iSHARES® MSCI GERMANY ETF

August 31, 2017

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$4,524,138,025	$—	$—	$4,524,138,025
Preferred stocks	254,822,585	—	—	254,822,585
Money market funds	70,420,972	—	—	70,420,972

Total	$4,849,381,582	$—	$—	$4,849,381,582

Derivative financial instruments[a]:
Liabilities:
Futures contracts	$(1,550,396)	$—	$—	$(1,550,396)

Total	$(1,550,396)	$—	$—	$(1,550,396)

[a]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 97.86%

AEROSPACE & DEFENSE — 2.05%
Leonardo SpA	1,020,041	$17,232,840

		17,232,840
AUTOMOBILES — 9.18%
Ferrari NV	334,176	38,180,691
Fiat Chrysler Automobiles NVa	2,591,796	38,979,519

		77,160,210
BANKS — 23.58%
Intesa Sanpaolo SpA	27,069,073	91,269,306
Mediobanca SpA	1,953,964	20,024,836
UniCredit SpA[a]	4,279,599	86,954,143

		198,248,285
DIVERSIFIED FINANCIAL SERVICES — 2.78%
EXOR NV	365,043	23,392,570

		23,392,570
DIVERSIFIED TELECOMMUNICATION SERVICES — 3.18%
Telecom Italia SpA/Milano[a]	27,952,870	26,736,071

		26,736,071
ELECTRIC UTILITIES — 16.02%
Enel SpA	17,713,055	107,085,228
Terna Rete Elettrica Nazionale SpA	4,675,802	27,572,931

		134,658,159
ELECTRICAL EQUIPMENT — 2.47%
Prysmian SpA	661,609	20,781,618

		20,781,618
ENERGY EQUIPMENT & SERVICES — 3.22%
Saipem SpA[a]	2,090,205	7,748,366
Tenaris SA	1,444,369	19,284,263

		27,032,629
INSURANCE — 7.50%
Assicurazioni Generali SpA	2,105,921	37,656,075
Poste Italiane SpA[b]	1,973,164	14,321,681
UnipolSai Assicurazioni SpA	4,889,293	11,085,158

		63,062,914
MACHINERY — 4.11%
CNH Industrial NV	3,045,323	34,504,155

		34,504,155
OIL, GAS & CONSUMABLE FUELS — 14.18%
Eni SpA	5,410,221	84,712,192
Snam SpA	7,099,481	34,521,928

		119,234,120

Security	Shares	Value
PHARMACEUTICALS — 1.58%
Recordati SpA	309,405	$13,235,295

		13,235,295
TEXTILES, APPAREL & LUXURY GOODS — 3.49%
Luxottica Group SpA	510,794	29,362,120

		29,362,120
TRANSPORTATION INFRASTRUCTURE — 4.52%
Atlantia SpA	1,184,445	38,021,023

		38,021,023
TOTAL COMMON STOCKS
(Cost: $816,852,478)		822,662,009

PREFERRED STOCKS — 2.00%

BANKS — 0.67%
Intesa Sanpaolo SpA, Preference Shares	1,791,276	5,652,084

		5,652,084
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.33%
Telecom Italia SpA/Milano, Preference Shares	14,335,370	11,120,762

		11,120,762

TOTAL PREFERRED STOCKS
(Cost: $17,698,041)		16,772,846

SHORT-TERM INVESTMENTS — 0.12%

MONEY MARKET FUNDS — 0.12%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	998,621	998,621

		998,621

TOTAL SHORT-TERM INVESTMENTS
(Cost: $998,621)		998,621

SCHEDULES OF INVESTMENTS	87

Schedule of Investments (Continued)

iSHARES® MSCI ITALY CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.98%
(Cost: $835,549,140)[e]	$840,433,476
Other Assets, Less Liabilities — 0.02%	196,951

NET ASSETS — 100.00%	$840,630,427

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $862,509,205. Net unrealized depreciation was $22,075,729, of which $73,325,109 represented gross unrealized appreciation on investments and $95,400,838 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	14,628,660	—		(14,628,660)[b]	—	$—	$2,698	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	160,632	837,989	[b]	—	998,621	998,621	26	—	2,965

						$998,621	$2,724	$—	$2,965

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$822,662,009	$—	$—	$822,662,009
Preferred stocks	16,772,846	—	—	16,772,846
Money market funds	998,621	—	—	998,621

Total	$840,433,476	$—	$—	$840,433,476

See notes to financial statements.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 100.53%

AIRLINES — 1.97%
International Consolidated Airlines Group SA	3,813,639	$30,137,720

		30,137,720
BANKS — 41.18%
Banco Bilbao Vizcaya Argentaria SA	17,676,186	155,974,877
Banco de Sabadell SA	21,932,076	48,160,587
Banco Santander SA	45,156,706	293,076,156
Bankia SA	5,615,320	27,298,373
Bankinter SA	3,822,157	36,398,725
CaixaBank SA	13,283,984	68,511,430

		629,420,148
BIOTECHNOLOGY — 2.43%
Grifols SA	1,313,306	37,082,985

		37,082,985
CONSTRUCTION & ENGINEERING — 6.30%
ACS Actividades de Construccion y Servicios SA	1,129,208	42,638,270
Ferrovial SA	2,356,596	53,639,614

		96,277,884
DIVERSIFIED TELECOMMUNICATION SERVICES — 8.62%
Telefonica SA	12,229,692	131,716,723

		131,716,723
ELECTRIC UTILITIES — 8.17%
Endesa SA	1,386,270	33,399,470
Iberdrola SA	8,813,106	71,888,852
Red Electrica Corp. SA	873,821	19,598,572

		124,886,894
ELECTRICAL EQUIPMENT — 1.47%
Siemens Gamesa Renewable Energy SA	1,503,589	22,425,645

		22,425,645
FOOD & STAPLES RETAILING — 1.71%
Distribuidora Internacional de Alimentacion SAa	4,139,080	26,159,771

		26,159,771
GAS UTILITIES — 2.46%
Gas Natural SDG SA	1,550,505	37,642,118

		37,642,118
INSURANCE — 1.58%
Mapfre SA	6,842,370	24,185,028

		24,185,028

Security	Shares	Value
IT SERVICES — 4.99%
Amadeus IT Group SA	1,231,641	$76,245,963

		76,245,963
OIL, GAS & CONSUMABLE FUELS — 5.56%
Enagas SA	495,005	14,568,594
Repsol SA	4,103,988	70,407,278

		84,975,872
SPECIALTY RETAIL — 5.58%
Industria de Diseno Textil SA	2,249,043	85,337,074

		85,337,074
TRANSPORTATION INFRASTRUCTURE — 8.51%
Abertis Infraestructuras SA	3,305,546	66,809,353
Aena SAb	324,748	63,338,512

		130,147,865

TOTAL COMMON STOCKS
(Cost: $1,548,878,599)		1,536,641,690

SHORT-TERM INVESTMENTS — 0.76%

MONEY MARKET FUNDS — 0.76%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	10,256,664	10,259,741
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	1,301,695	1,301,695

		11,561,436

TOTAL SHORT-TERM INVESTMENTS
(Cost: $11,561,436)		11,561,436

TOTAL INVESTMENTS IN SECURITIES — 101.29%
(Cost: $1,560,440,035)[f]		1,548,203,126
Other Assets, Less Liabilities — (1.29)%		(19,669,635)

NET ASSETS — 100.00%		$1,528,533,491

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,588,881,971. Net unrealized depreciation was $40,678,845, of which $91,694,062 represented gross unrealized appreciation on investments and $132,372,907 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	89

Schedule of Investments (Continued)

iSHARES® MSCI SPAIN CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	61,979	10,194,685	[b]	—	10,256,664	$10,259,741	$144	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	7,135	1,294,560	[b]	—	1,301,695	1,301,695	1	—	5,263

						$11,561,436	$145	$—	$5,263

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,536,641,690	$—	$—	$1,536,641,690
Money market funds	11,561,436	—	—	11,561,436

Total	$1,548,203,126	$—	$—	$1,548,203,126

See notes to financial statements.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.66%

BUILDING PRODUCTS — 1.71%
Geberit AG Registered	47,311	$21,568,105

		21,568,105
CAPITAL MARKETS — 10.26%
Credit Suisse Group AG Registered	2,831,569	41,545,393
Julius Baer Group Ltd.	305,216	17,023,494
Partners Group Holding AG	24,259	15,701,455
UBS Group AG	3,338,440	54,887,983

		129,158,325
CHEMICALS — 4.23%
EMS-Chemie Holding AG Registered	13,847	9,445,066
Givaudan SA Registered	11,610	23,679,084
Sika AG Bearer	2,842	20,109,886

		53,234,036
CONSTRUCTION MATERIALS — 2.54%
LafargeHolcim Ltd. Registered	546,272	32,031,662

		32,031,662
DIVERSIFIED FINANCIAL SERVICES — 0.55%
Pargesa Holding SA Bearer	85,233	6,891,367

		6,891,367
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.40%
Swisscom AG Registered	35,050	17,638,064

		17,638,064
ELECTRICAL EQUIPMENT — 4.19%
ABB Ltd. Registered	2,283,322	52,746,877

		52,746,877
FOOD PRODUCTS — 21.64%
Barry Callebaut AG Registered	4,850	6,964,620
Chocoladefabriken Lindt & Spruengli AG Participation Certificates	1,731	9,906,868
Chocoladefabriken Lindt & Spruengli AG Registered	161	11,176,181
Nestle SA Registered	2,888,768	244,538,269

		272,585,938
HEALTH CARE EQUIPMENT & SUPPLIES — 1.87%
Sonova Holding AG Registered	76,973	12,983,687
Straumann Holding AG Registered	16,510	10,557,123

		23,540,810
INSURANCE — 9.11%
Baloise Holding AG Registered	76,326	12,127,971
Swiss Life Holding AG Registered	44,789	15,995,406

Security	Shares	Value
Swiss Re AG	385,213	$34,813,474
Zurich Insurance Group AG	173,333	51,747,386

		114,684,237
LIFE SCIENCES TOOLS & SERVICES — 1.95%
Lonza Group AG Registered	97,094	24,531,138

		24,531,138
MACHINERY — 1.67%
Schindler Holding AG Participation Certificates	60,182	12,863,041
Schindler Holding AG Registered	38,829	8,141,565

		21,004,606
MARINE — 1.14%
Kuehne + Nagel International AG Registered	79,270	14,327,991

		14,327,991
PHARMACEUTICALS — 26.00%
Novartis AG Registered	1,945,630	163,789,248
Roche Holding AG	610,815	154,769,461
Vifor Pharma AG	87,570	8,829,899

		327,388,608
PROFESSIONAL SERVICES — 2.60%
Adecco Group AG Registered	223,105	16,135,065
SGS SA Registered	7,448	16,608,808

		32,743,873
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.83%
Swiss Prime Site AG Registered	116,080	10,484,645

		10,484,645
SPECIALTY RETAIL — 0.74%
Dufry AG Registered[a]	60,372	9,285,100

		9,285,100
TEXTILES, APPAREL & LUXURY GOODS — 6.23%
Cie. Financiere Richemont SA Class A Registered	599,474	53,491,046
Swatch Group AG (The) Bearer	42,068	16,757,160
Swatch Group AG (The) Registered	106,695	8,254,707

		78,502,913

TOTAL COMMON STOCKS
(Cost: $1,238,439,696)		1,242,348,295

SCHEDULES OF INVESTMENTS	91

Schedule of Investments (Continued)

iSHARES® MSCI SWITZERLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	609,567	$609,567

		609,567

TOTAL SHORT-TERM INVESTMENTS
(Cost: $609,567)		609,567

Value
TOTAL INVESTMENTS IN SECURITIES — 98.71%	$1,242,957,862
(Cost: $1,239,049,263)[d]
Other Assets, Less Liabilities — 1.29%	16,299,801

NET ASSETS — 100.00%	$1,259,257,663

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $1,249,460,071. Net unrealized depreciation was $6,502,209, of which $83,840,333 represented gross unrealized appreciation on investments and $90,342,542 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	4,549,701	—		(4,549,701)[b]	—	$—	$2,101	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	51,921	557,646	[b]	—	609,567	609,567	—	—	21,271

						$609,567	$2,101	$—	$21,271

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on the investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$1,242,348,295	$—	$—	$1,242,348,295
Money market funds	609,567	—	—	609,567

Total	$1,242,957,862	$—	$—	$1,242,957,862

See notes to financial statements.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES®, INC.

August 31, 2017

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$12,899,924,994	$4,924,542,084	$834,550,519
Affiliated (Note 2)	58,075,651	70,420,972	998,621

Total cost of investments in securities	$12,958,000,645	$4,994,963,056	$835,549,140

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$13,253,867,899	$4,778,960,610	$839,434,855
Affiliated (Note 2)	58,084,689	70,420,972	998,621
Foreign currency, at value[b]	13,350,004	7,355,329	614,079
Foreign currency pledged to broker for futures contracts, at value[b]	—	3,881,772	—
Cash	40,000	—	—
Receivables:
Investment securities sold	30,144,142	22,567,773	11,360,727
Dividends and interest	4,341,528	27,143	680
Capital shares sold	—	—	202,127
Tax reclaims	17,201,312	23,295,580	—
Foreign withholding tax claims (Note 8)	4,043,205	—	—

Total Assets	13,381,072,779	4,906,509,179	852,611,089

LIABILITIES
Payables:
Investment securities purchased	31,804,018	23,106,865	11,660,502
Collateral for securities on loan (Note 1)	57,587,964	69,840,663	—
Capital shares redeemed	—	127,225	—
Futures variation margin	—	1,550,396	—
Professional fees (Note 8)	40,432	—	—
Investment advisory fees (Note 2)	5,424,441	1,984,534	320,160

Total Liabilities	94,856,855	96,609,683	11,980,662

NET ASSETS	$13,286,215,924	$4,809,899,496	$840,630,427

Net assets consist of:
Paid-in capital	$13,410,843,727	$5,155,615,683	$1,069,525,658
Undistributed net investment income	39,606,657	11,828,547	1,810,109
Accumulated net realized loss	(519,745,406)	(212,047,338)	(235,594,712)
Net unrealized appreciation (depreciation)	355,510,946	(145,497,396)	4,889,372

NET ASSETS	$13,286,215,924	$4,809,899,496	$840,630,427

Shares outstanding[c]	318,500,000	156,600,000	27,825,000	[d]

Net asset value per share	$41.71	$30.71	$30.21	[d]

[a]	Securities on loan with values of $55,007,154, $66,582,730 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts: $13,179,255, $11,108,942 and $609,043, respectively.
[c]	$0.001 par value, number of shares authorized: 1 billion, 482.2 million and 295.4 million, respectively.
[d]	Shares outstanding and net asset value per share reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

FINANCIAL STATEMENTS	93

Statements of Assets and Liabilities (Continued)

iSHARES®, INC.

August 31, 2017

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$1,548,878,599	$1,238,439,696
Affiliated (Note 2)	11,561,436	609,567

Total cost of investments in securities	$1,560,440,035	$1,239,049,263

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$1,536,641,690	$1,242,348,295
Affiliated (Note 2)	11,561,436	609,567
Foreign currency, at value[b]	972,456	498,655
Receivables:
Investment securities sold	35,253,025	5,328,072
Due from custodian (Note 4)	3,143,236	—
Dividends and interest	3,716	706
Tax reclaims	163,483	16,460,233

Total Assets	1,587,739,042	1,265,245,528

LIABILITIES
Payables:
Investment securities purchased	48,334,156	5,475,947
Collateral for securities on loan (Note 1)	10,259,596	—
Investment advisory fees (Note 2)	611,799	511,918

Total Liabilities	59,205,551	5,987,865

NET ASSETS	$1,528,533,491	$1,259,257,663

Net assets consist of:
Paid-in capital	$1,725,159,411	$1,327,263,770
Undistributed (distributions in excess of) net investment income	9,343,831	(369,308)
Accumulated net realized loss	(193,739,741)	(71,485,412)
Net unrealized appreciation (depreciation)	(12,230,010)	3,848,613

NET ASSETS	$1,528,533,491	$1,259,257,663

Shares outstanding[c]	45,450,000	36,750,000

Net asset value per share	$33.63	$34.27

[a]	Securities on loan with values of $9,678,000 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $967,256 and $492,153, respectively.
[c]	$0.001 par value, number of shares authorized: 127.8 million and 318.625 million, respectively.

See notes to financial statements.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Eurozone ETF	iShares MSCI Germany ETF	iShares MSCI Italy Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$268,906,708	$110,229,901	$17,275,840
Dividends — affiliated (Note 2)	44,595	18,373	2,965
Miscellaneous income	48,171	—	—
Securities lending income — affiliated — net (Note 2)	1,778,062	194,790	92,308
Non-cash dividends — unaffiliated	25,509,129	—	—

Total investment income	296,286,665	110,443,064	17,371,113

EXPENSES
Investment advisory fees (Note 2)	46,002,461	20,888,860	2,740,989
Proxy fees	227,864	102,578	12,588
Professional fees (Note 8)	16,921	—	—

Total expenses	46,247,246	20,991,438	2,753,577

Net investment income	250,039,419	89,451,626	14,617,536

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(89,475,613)	(44,627,794)	(59,844,908)
Investments — affiliated (Note 2)	(2,246)	(9,056)	2,698
In-kind redemptions — unaffiliated	(21,163,911)	119,852,645	15,443,907
Futures contracts	—	5,815,831	—
Foreign currency transactions	3,109,868	963,220	(263,288)
Realized gain distributions from affiliated funds	117	97	26

Net realized gain (loss)	(107,531,785)	81,994,943	(44,661,565)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,979,399,835	641,599,657	222,000,159
Investments — affiliated (Note 2)	9,038	—	—
Futures contracts	—	(3,577,429)	—
Translation of assets and liabilities in foreign currencies	1,842,017	1,949,104	5,218

Net change in unrealized appreciation/depreciation	1,981,250,890	639,971,332	222,005,377

Net realized and unrealized gain	1,873,719,105	721,966,275	177,343,812

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,123,758,524	$811,417,901	$191,961,348

[a]	Net of foreign withholding tax of $38,237,983, $15,988,544 and $2,869,734, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	95

Statements of Operations (Continued)

iSHARES®, INC.

Year ended August 31, 2017

	iShares MSCI Spain Capped ETF	iShares MSCI Switzerland Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$21,640,607	$29,207,979
Dividends — affiliated (Note 2)	5,263	21,271
Securities lending income — affiliated — net (Note 2)	170,247	44,579
Non-cash dividends — unaffiliated	12,507,166	—

Total investment income	34,323,283	29,273,829

EXPENSES
Investment advisory fees (Note 2)	4,632,509	5,322,718
Proxy fees	27,036	24,153

Total expenses	4,659,545	5,346,871

Net investment income	29,663,738	23,926,958

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(78,244,658)	13,177,537
Investments — affiliated (Note 2)	144	2,101
In-kind redemptions — unaffiliated	656,425	17,133,923
Foreign currency transactions	648,061	(10,194)
Realized gain distributions from affiliated funds	1	—

Net realized gain (loss)	(76,940,027)	30,303,367

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	304,897,126	106,435,804
Translation of assets and liabilities in foreign currencies	11,817	448,170

Net change in unrealized appreciation/depreciation	304,908,943	106,883,974

Net realized and unrealized gain	227,968,916	137,187,341

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$257,632,654	$161,114,299

[a]	Net of foreign withholding tax of $3,792,832 and $5,392,231, respectively.

See notes to financial statements.

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES®, INC.

	iShares MSCI Eurozone ETF		iShares MSCI Germany ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$250,039,419	$313,780,162	$89,451,626	$96,825,243
Net realized gain (loss)	(107,531,785)	(353,696,400)	81,994,943	(202,576,200)
Net change in unrealized appreciation/depreciation	1,981,250,890	(558,972,719)	639,971,332	36,790,914

Net increase (decrease) in net assets resulting from operations	2,123,758,524	(598,888,957)	811,417,901	(68,960,043)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(251,508,888)	(293,025,178)	(101,663,169)	(97,625,093)

Total distributions to shareholders	(251,508,888)	(293,025,178)	(101,663,169)	(97,625,093)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	5,075,719,442	5,702,626,726	1,344,475,553	800,372,366
Cost of shares redeemed	(1,955,344,002)	(6,651,737,571)	(841,232,745)	(3,643,941,594)

Net increase (decrease) in net assets from capital share transactions	3,120,375,440	(949,110,845)	503,242,808	(2,843,569,228)

INCREASE (DECREASE) IN NET ASSETS	4,992,625,076	(1,841,024,980)	1,212,997,540	(3,010,154,364)

NET ASSETS
Beginning of year	8,293,590,848	10,134,615,828	3,596,901,956	6,607,056,320

End of year	$13,286,215,924	$8,293,590,848	$4,809,899,496	$3,596,901,956

Undistributed net investment income included in net assets at end of year	$39,606,657	$25,909,364	$11,828,547	$—

SHARES ISSUED AND REDEEMED
Shares sold	130,800,000	161,500,000	47,700,000	32,400,000
Shares redeemed	(54,800,000)	(200,200,000)	(28,500,000)	(145,800,000)

Net increase (decrease) in shares outstanding	76,000,000	(38,700,000)	19,200,000	(113,400,000)

See notes to financial statements.

FINANCIAL STATEMENTS	97

Statements of Changes in Net Assets (Continued)

iSHARES®, INC

	iShares MSCI Italy Capped ETF		iShares MSCI Spain Capped ETF
	Year ended August 31, 2017[a]	Year ended August 31, 2016[a]	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$14,617,536	$22,596,515	$29,663,738	$38,911,804
Net realized loss	(44,661,565)	(168,394,983)	(76,940,027)	(282,574,356)
Net change in unrealized appreciation/depreciation	222,005,377	(101,942,406)	304,908,943	22,989,683

Net increase (decrease) in net assets resulting from operations	191,961,348	(247,740,874)	257,632,654	(220,672,869)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(15,689,552)	(22,347,848)	(28,748,503)	(41,241,786)
Return of capital	—	(780,522)	—	—

Total distributions to shareholders	(15,689,552)	(23,128,370)	(28,748,503)	(41,241,786)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	478,934,035	265,361,545	827,558,231	42,497,240
Cost of shares redeemed	(275,606,026)	(610,898,923)	(127,852,787)	(846,729,289)

Net increase (decrease) in net assets from capital share transactions	203,328,009	(345,537,378)	699,705,444	(804,232,049)

INCREASE (DECREASE) IN NET ASSETS	379,599,805	(616,406,622)	928,589,595	(1,066,146,704)

NET ASSETS
Beginning of year	461,030,622	1,077,437,244	599,943,896	1,666,090,600

End of year	$840,630,427	$461,030,622	$1,528,533,491	$599,943,896

Undistributed net investment income included in net assets at end of year	$1,810,109	$—	$9,343,831	$7,780,534

SHARES ISSUED AND REDEEMED
Shares sold	20,625,000	8,925,000	27,300,000	1,500,000
Shares redeemed	(13,200,000)	(25,050,000)	(4,500,000)	(30,975,000)

Net increase (decrease) in shares outstanding	7,425,000	(16,125,000)	22,800,000	(29,475,000)

[a]	Share transactions reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.

See notes to financial statements.

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES®, INC.

	iShares MSCI Switzerland Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$23,926,958	$30,735,996
Net realized gain (loss)	30,303,367	(11,354,929)
Net change in unrealized appreciation/depreciation	106,883,974	(51,909,400)

Net increase (decrease) in net assets resulting from operations	161,114,299	(32,528,333)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(25,105,668)	(29,917,479)

Total distributions to shareholders	(25,105,668)	(29,917,479)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	196,663,250	179,880,379
Cost of shares redeemed	(165,149,192)	(225,863,531)

Net increase (decrease) in net assets from capital share transactions	31,514,058	(45,983,152)

INCREASE (DECREASE) IN NET ASSETS	167,522,689	(108,428,964)

NET ASSETS
Beginning of year	1,091,734,974	1,200,163,938

End of year	$1,259,257,663	$1,091,734,974

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(369,308)	$510,619

SHARES ISSUED AND REDEEMED
Shares sold	5,875,000	5,875,000
Shares redeemed	(5,250,000)	(7,375,000)

Net increase (decrease) in shares outstanding	625,000	(1,500,000)

See notes to financial statements.

FINANCIAL STATEMENTS	99

Financial Highlights

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Eurozone ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$34.20	$36.04	$39.98	$34.64	$29.09

Income from investment operations:
Net investment income[a]	0.99	0.92 [b]	0.96	1.18	0.92
Net realized and unrealized gain (loss)[c]	7.38	(1.84)	(3.95)	5.10	5.55

Total from investment operations	8.37	(0.92)	(2.99)	6.28	6.47

Less distributions from:
Net investment income	(0.86)	(0.92)	(0.95)	(0.94)	(0.92)

Total distributions	(0.86)	(0.92)	(0.95)	(0.94)	(0.92)

Net asset value, end of year	$41.71	$34.20	$36.04	$39.98	$34.64

Total return	24.72%	(2.53)%[b]	(7.62)%	18.02%	22.43%

Ratios/Supplemental data:
Net assets, end of year (000s)	$13,286,216	$8,293,591	$10,134,616	$8,702,637	$3,539,980
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.49%	0.48%	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.63%	2.69%[b]	2.50%	2.89%	2.74%
Portfolio turnover rate[d]	4%	4%	5%	7%	5%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended August 31, 2016:
•	Net investment income per share by $0.02.
•	Total return by 0.08%.
•	Ratio of net investment income to average net assets by 0.06%.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Germany ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$26.18	$26.34	$28.97	$25.61	$21.34

Income from investment operations:
Net investment income[a]	0.59	0.49	0.58	0.59	0.46
Net realized and unrealized gain (loss)[b]	4.54	(0.04)	(2.70)	3.40	4.24

Total from investment operations	5.13	0.45	(2.12)	3.99	4.70

Less distributions from:
Net investment income	(0.60)	(0.61)	(0.51)	(0.63)	(0.43)

Total distributions	(0.60)	(0.61)	(0.51)	(0.63)	(0.43)

Net asset value, end of year	$30.71	$26.18	$26.34	$28.97	$25.61

Total return	19.63%	1.81%	(7.50)%	15.41%	22.11%

Ratios/Supplemental data:
Net assets, end of year (000s)	$4,809,899	$3,596,902	$6,607,056	$4,797,434	$4,655,875
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.08%	1.90%	2.03%	1.95%	1.88%
Portfolio turnover rate[c]	3%	3%	3%	6%	4%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	101

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Italy Capped ETF
	Year ended Aug. 31, 2017[a]	Year ended Aug. 31, 2016[a]	Year ended Aug. 31, 2015[a]	Year ended Aug. 31, 2014[a]	Year ended Aug. 31, 2013[a]
Net asset value, beginning of year	$22.60	$29.50	$32.03	$26.12	$23.57

Income from investment operations:
Net investment income[b]	0.57	0.66	0.70	0.82	0.72
Net realized and unrealized gain (loss)[c]	7.76	(6.82)	(2.49)	5.77	2.45

Total from investment operations	8.33	(6.16)	(1.79)	6.59	3.17

Less distributions from:
Net investment income	(0.72)	(0.72)	(0.74)	(0.68)	(0.60)
Return of capital	—	(0.02)	—	—	(0.02)

Total distributions	(0.72)	(0.74)	(0.74)	(0.68)	(0.62)

Net asset value, end of year	$30.21	$22.60	$29.50	$32.03	$26.12

Total return	37.37%	(20.97)%	(5.66)%	25.20%	13.58%

Ratios/Supplemental data:
Net assets, end of year (000s)	$840,630	$461,031	$1,077,437	$1,556,860	$717,122
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.50%
Ratio of net investment income to average net assets	2.59%	2.54%	2.34%	2.49%	2.78%
Portfolio turnover rate[d]	18%	16%	22%	24%	45%

[a]	Per share amounts reflect a one-for-two reverse stock split effective after the close of trading on November 4, 2016. See Note 4.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Spain Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$26.49	$31.96	$40.61	$30.44	$26.28

Income from investment operations:
Net investment income[a]	0.94	1.00	1.32	1.80	1.33
Net realized and unrealized gain (loss)[b]	7.19	(5.40)	(8.35)	9.53	4.07

Total from investment operations	8.13	(4.40)	(7.03)	11.33	5.40

Less distributions from:
Net investment income	(0.99)	(1.07)	(1.62)	(1.16)	(1.24)

Total distributions	(0.99)	(1.07)	(1.62)	(1.16)	(1.24)

Net asset value, end of year	$33.63	$26.49	$31.96	$40.61	$30.44

Total return	31.48%	(13.82)%	(17.63)%	37.39%	20.88%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,528,533	$599,944	$1,666,091	$2,473,038	$417,778
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	3.10%	3.53%	3.70%	4.48%	4.45%
Portfolio turnover rate[c]	16%	9%	15%	15%	24%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	103

Financial Highlights (Continued)

iSHARES®, INC.

(For a share outstanding throughout each period)

	iShares MSCI Switzerland Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$30.22	$31.90	$33.64	$29.36	$23.85

Income from investment operations:
Net investment income[a]	0.69	0.81	0.83	0.80	0.67
Net realized and unrealized gain (loss)[b]	4.11	(1.70)	(1.77)	4.27	5.44

Total from investment operations	4.80	(0.89)	(0.94)	5.07	6.11

Less distributions from:
Net investment income	(0.75)	(0.79)	(0.80)	(0.79)	(0.60)

Total distributions	(0.75)	(0.79)	(0.80)	(0.79)	(0.60)

Net asset value, end of year	$34.27	$30.22	$31.90	$33.64	$29.36

Total return	15.90%	(2.76)%	(2.92)%	17.21%	25.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,259,258	$1,091,735	$1,200,164	$1,072,157	$902,860
Ratio of expenses to average net assets	0.49%	0.48%	0.48%	0.48%	0.51%
Ratio of net investment income to average net assets	2.18%	2.68%	2.49%	2.41%	2.38%
Portfolio turnover rate[c]	13%	6%	7%	5%	13%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES®, INC.

iShares, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Company was incorporated under the laws of the State of Maryland on September 1, 1994 pursuant to Articles of Incorporation as subsequently amended and restated.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI Eurozone	Diversified
MSCI Germany	Non-diversified
MSCI Italy Capped	Non-diversified
MSCI Spain Capped	Non-diversified
MSCI Switzerland Capped	Non-diversified

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Company’s organizational documents, the Funds’ officers and directors are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Directors of the Company (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	105

Notes to Financial Statements (Continued)

iSHARES®, INC.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Company’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Company’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	107

Notes to Financial Statements (Continued)

iSHARES®, INC.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

108	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount [b]
MSCI Eurozone
Goldman Sachs & Co.	$1,526,182	$1,526,182	$—
Morgan Stanley & Co. LLC	42,095,238	42,095,238	—
State Street Bank & Trust Company	7,850,371	7,850,371	—
UBS AG	3,535,363	3,529,114	(6,249)

	$55,007,154	$55,000,905	$(6,249)

MSCI Germany
Credit Suisse Securities (USA) LLC	$5,227,163	$5,227,163	$—
Goldman Sachs & Co.	3,460,164	3,460,164	—
Morgan Stanley & Co. LLC	43,226,851	43,226,851	—
State Street Bank & Trust Company	14,668,552	14,668,552	—

	$66,582,730	$66,582,730	$—

MSCI Spain Capped
Morgan Stanley & Co. LLC	$9,678,000	$9,678,000	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.
[b]	Additional collateral is delivered to the Funds on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by a counterparty.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Company, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent directors).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.59%	First $7 billion
0.54	Over $7 billion, up to and including $11 billion
0.49	Over $11 billion, up to and including $24 billion
0.44	Over $24 billion, up to and including $48 billion
0.40	Over $48 billion, up to and including $72 billion
0.36	Over $72 billion, up to and including $96 billion[a]
0.32	Over $96 billion[a]

[a]	Break level added or amended effective July 1, 2017.

NOTES TO FINANCIAL STATEMENTS	109

Notes to Financial Statements (Continued)

iSHARES®, INC.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI Eurozone	$420,546
MSCI Germany	55,921
MSCI Italy Capped	22,778
MSCI Spain Capped	44,670
MSCI Switzerland Capped	12,899

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$32,483,149	$32,053,832
MSCI Germany	10,960,175	8,747,614
MSCI Italy Capped	17,070,650	15,636,016
MSCI Spain Capped	22,565,872	17,961,307
MSCI Switzerland Capped	42,184,408	16,731,878

110	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI Eurozone	1	13%
MSCI Germany	1	16%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered an affiliate of the Funds for 1940 Act purposes.

Certain directors and officers of the Company are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI Eurozone	$625,139,044	$333,900,736
MSCI Germany	236,258,732	138,590,140
MSCI Italy Capped	103,596,757	107,459,025
MSCI Spain Capped	185,519,032	156,744,297
MSCI Switzerland Capped	135,464,757	138,611,441

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI Eurozone	$4,753,914,667	$1,916,011,413
MSCI Germany	1,233,707,047	822,064,401
MSCI Italy Capped	451,672,925	266,593,760
MSCI Spain Capped	788,493,196	119,916,770
MSCI Switzerland Capped	187,993,815	158,245,156

NOTES TO FINANCIAL STATEMENTS	111

Notes to Financial Statements (Continued)

iSHARES®, INC.

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Company generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Company may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Company’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

From time to time, settlement of securities related to in-kind contributions or in-kind redemptions may be delayed. In such cases, securities related to in-kind contributions are reflected as “Due from custodian” and securities related to in-kind redemptions are reflected as “Securities related to in-kind transactions” in the statements of assets and liabilities.

The Board authorized a one-for-two reverse stock split for the iShares MSCI Italy Capped ETF, effective after the close of trading on November 4, 2016. The impact of the stock split was to decrease the number of shares outstanding by a factor of two, while increasing the NAV per share by a factor of two, resulting in no effect on the net assets of the Fund. The financial statements for the Fund have been adjusted to reflect the reverse stock split.

5.	FUTURES CONTRACTS

Each Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

112	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

The following table shows the value of futures contracts held by the iShares MSCI Germany ETF as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Liabilities
Equity contracts:
Variation margin/Net assets consist of — net unrealized appreciation (depreciation)[a]	$1,550,396

[a]	Represents cumulative depreciation of futures contracts as reported in the schedule of investments.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI Germany ETF during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$5,815,831	$(3,577,429)

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI Germany ETF for the year ended August 31, 2017:

Average value of contracts purchased	$25,230,168

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

NOTES TO FINANCIAL STATEMENTS	113

Notes to Financial Statements (Continued)

iSHARES®, INC.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Company’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of

114	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the expiration of capital loss carryforwards, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI Eurozone	$(82,145,714)	$15,166,762	$66,978,952
MSCI Germany	73,561,932	24,040,090	(97,602,022)
MSCI Italy Capped	(7,670,214)	2,882,125	4,788,089
MSCI Spain Capped	(15,818,812)	648,062	15,170,750
MSCI Switzerland Capped	11,015,648	298,783	(11,314,431)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI Eurozone
Ordinary income	$251,508,888	$293,025,178

MSCI Germany
Ordinary income	$101,663,169	$97,625,093

MSCI Italy Capped
Ordinary income	$15,689,552	$22,347,848
Return of capital	—	780,522

	$15,689,552	$23,128,370

MSCI Spain Capped
Ordinary income	$28,748,503	$41,241,786

MSCI Switzerland Capped
Ordinary income	$25,105,668	$29,917,479

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Total
MSCI Eurozone	$38,174,397	$(362,189,568)	$199,387,368	$(124,627,803)
MSCI Germany	11,828,547	(133,898,034)	(223,646,700)	(345,716,187)
MSCI Italy Capped	1,810,109	(208,634,647)	(22,070,693)	(228,895,231)
MSCI Spain Capped	9,343,831	(165,297,805)	(40,671,946)	(196,625,920)
MSCI Switzerland Capped	—	(61,443,912)	(6,562,195)	(68,006,107)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the characterization of corporate actions, the foreign withholding tax reclaims, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	115

Notes to Financial Statements (Continued)

iSHARES®, INC.

As of August 31, 2017, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2018	Expiring 2019	Total
MSCI Eurozone	$263,923,287	$68,035,542	$30,230,739	$362,189,568
MSCI Germany	73,191,131	28,490,949	32,215,954	133,898,034
MSCI Italy Capped	181,005,358	18,169,627	9,459,662	208,634,647
MSCI Spain Capped	141,557,230	15,120,672	8,619,903	165,297,805
MSCI Switzerland Capped	31,918,774	22,569,380	6,955,758	61,443,912

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Eurozone ETF has filed claims to recover taxes withheld by Finland on dividend income on the basis that Finland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has recorded a receivable for all recoverable taxes withheld by Finland based upon favorable determinations issued by the Finnish Tax Authority. The Fund continues to evaluate developments in Finland for potential impact to the receivables recorded. Finnish tax claims receivable are disclosed in the statement of assets and liabilities. Professional fees associated with the filing of tax claims in Finland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in

116	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES®, INC.

the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	117

Report of Independent Registered Public Accounting Firm

To the Board of Directors of iShares, Inc. and

Shareholders of the iShares MSCI Eurozone ETF, iShares MSCI Germany ETF,

iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and

iShares MSCI Switzerland Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI Eurozone ETF, iShares MSCI Germany ETF, iShares MSCI Italy Capped ETF, iShares MSCI Spain Capped ETF and iShares MSCI Switzerland Capped ETF (constituting funds of iShares, Inc., hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

118	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-814-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI EAFE ESG Optimized ETF | ESGD | NASDAQ
➢	iShares MSCI Global Impact ETF | MPCT | NASDAQ
➢	iShares MSCI USA ESG Optimized ETF | ESGU | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	17.16%	17.38%	17.38%	17.16%	17.38%	17.38%
Since Inception	23.82%	24.42%	24.27%	28.63%	29.36%	29.01%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/28/16. The first day of secondary market trading was 6/30/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,123.60	$1.98	$1,000.00	$1,023.30	$1.89	0.37%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

The iShares MSCI EAFE ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of large- and mid-capitalization developed market equities, excluding the U.S. and Canada that have positive environmental, social and governance characteristics, as represented by the MSCI EAFE ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 17.16%, net of fees, while the total return for the Index was 17.38%.

In general, stocks in the MSCI EAFE Index with positive environmental, social, and governance (“ESG”) characteristics benefited during the reporting period from an overall increase in investor interest.

From a country perspective, the most significant contributor to the Index’s performance was Japan, which represented approximately 24% of the Index on average for the reporting period. Japanese ESG stocks benefited from Japan’s public pension fund indicating its intent to significantly increase its holdings in ESG companies. The country’s economy expanded for the reporting period, reaching its longest period of sustained growth since 2006. In particular, the Japanese equity market benefited from increased consumer spending and export growth.

France, Germany, and Switzerland also contributed to the Index’s return for the reporting period. In general, stocks in Europe benefited from stronger economic conditions and improving corporate earnings. In addition, recent election results in Europe helped ease concerns about the continued viability of the E.U. as nationalist candidates who oppose the bloc were defeated. ESG stocks in the U.K., which represented about 17% of the Index on average during the reporting period, also helped the Index’s performance.

In contrast, Israel, which only represented approximately 1% of the Index on average, detracted from the Index’s performance for the reporting period.

From a sector perspective, financials, representing about 21% of the Index on average, contributed the most to the Index’s performance for the reporting period, led by strength among banks and insurance companies. The industrials sector also contributed to the Index’s return, benefiting from strengthening global economic activity. Other meaningful contributors to the Index’s performance included the materials, information technology, and consumer discretionary sectors.

During the reporting period, currency effects contributed modestly to the Index’s performance. Relative to the U.S. dollar, the euro rose by about 6%, while the British pound declined by approximately 2%, and the Japanese yen declined by about 6%.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	21.51%
Industrials	14.56
Consumer Discretionary	11.37
Consumer Staples	10.65
Health Care	10.25
Materials	9.20
Information Technology	6.16
Telecommunication Services	4.58
Energy	4.12
Real Estate	3.92
Utilities	3.68

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

Japan	23.15%
United Kingdom	17.51
France	10.50
Germany	9.46
Switzerland	8.67
Australia	6.91
Spain	3.73
Netherlands	3.68
Hong Kong	3.50
Sweden	2.82

TOTAL	89.93%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI GLOBAL IMPACT ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.27%	11.25%	15.78%	15.27%	11.25%	15.78%
Since Inception	12.88%	13.37%	13.37%	18.01%	18.71%	18.62%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/20/16. The first day of secondary market trading was 4/22/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,138.20	$2.64	$1,000.00	$1,022.70	$2.50	0.49%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

The iShares MSCI Global Impact ETF (the “Fund”) seeks to track the investment results of an index composed of positive impact companies that derive a majority of their revenue from products and services that address at least one of the world’s major social and environmental challenges as identified by the United Nations Sustainable Development Goals, as represented by the MSCI ACWI Sustainable Impact Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 15.27%, net of fees, while the total return for the Index was 15.78%.

The U.S., representing about 37% of the Index on average, was the largest contributor to the Index’s performance for the reporting period. U.S. positive-impact stocks benefited from optimism for lower taxes and pro-business fiscal policies from the new U.S. presidential administration, as well as rising corporate earnings resulting from stronger global economic conditions.

France, Belgium, and Denmark also contributed significantly to the Index’s return for the reporting period. In general, European equity markets performed well, due to stronger economic conditions and improved corporate earnings. In addition, recent election results in Europe helped ease concerns about the continued viability of the E.U. as nationalist candidates who oppose the bloc were defeated.

Japan was a notable contributor to the Index’s return for the reporting period. Japanese positive-impact stocks benefited from Japan’s public pension fund indicating its intent to significantly increase its holdings in socially responsible companies. The country’s economy expanded for the reporting period, reaching its longest period of sustained growth since 2006. In particular, Japanese equities benefited from increased consumer spending and export growth.

In contrast, positive-impact stocks in the U.K. detracted from the Index’s return for the reporting period. Although the broad U.K. equity market advanced, the specific stocks represented in the Index declined overall for the reporting period.

From a sector perspective, the healthcare sector, which represented about 20% of the Index on average, contributed the most to the Index’s performance for the reporting period, due to strength among positive-impact biotechnology companies. The consumer discretionary sector also contributed significantly to the Index’s return, led by the automotive retail industry. Other contributors to the Index’s performance included the industrials, information technology, and consumer staples sectors.

During the reporting period, currency effects on the Index’s return were minimal as the euro’s appreciation of approximately 6% relative to the U.S. dollar was offset by the Japanese yen, which declined by about 6% relative to the U.S. dollar.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Health Care	21.12%
Consumer Staples	19.57
Industrials	19.56
Consumer Discretionary	15.08
Information Technology	7.90
Materials	7.79
Utilities	4.82
Real Estate	4.13
Energy	0.03

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

United States	36.15%
Japan	14.87
United Kingdom	12.71
France	11.00
Denmark	6.03
Belgium	3.90
China	3.81
Hong Kong	1.83
Spain	1.73
Sweden	1.44

TOTAL	93.47%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI USA ESG OPTIMIZED ETF

Performance as of August 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	14.55%	14.59%	14.81%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 12/1/16. The first day of secondary market trading was 12/2/16.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 12 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,057.40	$1.35	$1,000.00	$1,023.90	$1.33	0.26%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 12 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

The iShares MSCI USA ESG Optimized ETF (the “Fund”) seeks to track the investment results of an index composed of U.S. companies that have positive environmental, social and governance characteristics, as represented by the MSCI USA ESG Focus Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from December 1, 2016 (inception date of the Fund) through August 31, 2017 (the “reporting period”), the total return for the Fund was 14.55%, net of fees, while the total return for the Index was 14.81%.

During the reporting period, U.S. stocks with positive environmental, social, and governance (“ESG”) characteristics generally benefited from an overall increase in investor interest in these stocks. In addition, U.S. stocks in general benefited from optimism for lower taxes and pro-business fiscal policies from the new U.S. presidential administration, which was elected shortly before the beginning of the reporting period. As investor expectations for more business-friendly fiscal policies faded in the latter part of the reporting period, solid corporate earnings growth resulting from strengthening global economic conditions led to gains in the U.S. stock market, which hit record highs. Although the Fed increased short-term interest rates three times during the reporting period, interest rates remained relatively low, leading to stronger consumer spending levels.

From a sector perspective, information technology, representing about 23% of the Index on average during the reporting period, contributed the most to the Index’s performance. Technology-related companies benefited from stronger global economic growth as many of them derive a significant portion of their sales from outside of the U.S. The healthcare sector also contributed significantly to the Index’s return, largely due to strength among pharmaceuticals, biotechnology, and life sciences companies. Other sectors that contributed to the Index’s performance included consumer discretionary, financials, and industrials.

The energy sector was the only sector to detract from the Index’s return for the reporting period. Within the sector, oil and gas exploration and production companies detracted the most as lower oil prices weighed on the industry.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	24.70%
Financials	14.74
Health Care	14.36
Consumer Discretionary	11.40
Industrials	10.60
Consumer Staples	8.20
Energy	4.09
Utilities	4.08
Real Estate	3.29
Materials	2.65
Telecommunication Services	1.89

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Apple Inc.	3.92%
Microsoft Corp.	3.07
Facebook Inc. Class A	1.92
Amazon.com Inc.	1.72
Johnson & Johnson	1.60
JPMorgan Chase & Co.	1.49
Alphabet Inc. Class C	1.45
Alphabet Inc. Class A	1.40
Procter & Gamble Co. (The)	1.33
3M Co.	1.14

TOTAL	19.04%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.15%

AUSTRALIA — 6.88%
Alumina Ltd.	99,085	$166,609
Amcor Ltd./Australia	9,434	120,544
AMP Ltd.	46,645	188,682
APA Group	19,399	136,323
ASX Ltd.	4,788	207,653
Aurizon Holdings Ltd.	25,131	98,866
Australia & New Zealand Banking Group Ltd.	30,669	715,158
Brambles Ltd.	28,174	208,043
Caltex Australia Ltd.	4,983	131,966
Commonwealth Bank of Australia	16,796	1,009,788
CSL Ltd.	3,781	385,419
Dexus	23,845	181,372
Goodman Group	27,132	178,399
GPT Group (The)	30,894	122,518
Insurance Australia Group Ltd.	34,277	174,267
LendLease Group	13,204	173,638
Macquarie Group Ltd.	4,199	289,082
Mirvac Group	124,306	228,736
National Australia Bank Ltd.	27,132	649,896
Newcrest Mining Ltd.	10,051	182,159
Origin Energy Ltd.[a]	20,463	124,161
Ramsay Health Care Ltd.	2,641	143,090
Rio Tinto Ltd.	4,579	246,384
South32 Ltd.	90,098	208,667
Stockland	74,081	260,295
Sydney Airport	22,363	131,255
Telstra Corp. Ltd.	33,676	98,026
Transurban Group	29,982	289,167
Westpac Banking Corp.	36,181	897,354
Woodside Petroleum Ltd.	12,337	282,104
Woolworths Ltd.	8,550	176,317

		8,405,938
AUSTRIA — 0.45%
OMV AG	7,163	411,242
Voestalpine AG	2,694	139,614

		550,856
BELGIUM — 1.20%
Anheuser-Busch InBev SA/NV	7,790	921,707
KBC Group NV	4,712	386,712
Umicore SA	2,071	154,504

		1,462,923

Security	Shares	Value
DENMARK — 1.90%
Carlsberg A/S Class B	1,678	$192,317
Chr Hansen Holding A/S	1,881	161,612
Coloplast A/S Class B	2,394	195,738
DONG Energy A/Sb	2,115	109,943
Genmab A/Sa	494	115,131
ISS A/S	3,760	146,110
Novo Nordisk A/S Class B	18,126	863,426
Novozymes A/S Class B	3,249	165,048
Pandora A/S	1,425	151,248
Vestas Wind Systems A/S	2,451	222,927

		2,323,500
FINLAND — 0.92%
Neste OYJ	5,244	230,929
Nokia OYJ	58,653	362,958
Stora Enso OYJ Class R	5,507	72,282
UPM-Kymmene OYJ	5,339	138,757
Wartsila OYJ Abp	4,579	315,478

		1,120,404
FRANCE — 10.45%
Accor SA	2,793	129,171
Aeroports de Paris	1,083	192,944
Air Liquide SA	3,363	410,022
Airbus SE	5,092	427,464
Atos SE	1,558	240,059
AXA SA	22,214	643,749
BNP Paribas SA	7,961	604,897
Capgemini SE	1,634	180,920
Carrefour SA	4,617	92,986
Cie. de Saint-Gobain	4,978	272,688
Cie. Generale des Etablissements Michelin Class B	2,147	292,269
CNP Assurances	8,421	195,229
Credit Agricole SA	3,232	56,908
Danone SA	8,588	675,409
Eiffage SA	1,273	131,369
Engie SA	12,711	211,872
Essilor International SA	3,420	431,203
Imerys SA	1,868	164,122
Ingenico Group SA	1,138	112,837
Kering	893	334,750
L’Oreal SA	3,268	689,062
Legrand SA	3,116	218,127
LVMH Moet Hennessy Louis Vuitton SE	2,470	646,782

SCHEDULES OF INVESTMENTS	13

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Natixis SA	26,106	$195,784
Orange SA	19,304	327,619
Pernod Ricard SA	2,717	370,832
Peugeot SA	6,707	141,418
Renault SA	2,147	189,783
Rexel SA	5,206	77,677
Sanofi	9,728	944,448
Schneider Electric SE	7,391	595,154
SES SA	4,170	95,213
Societe Generale SA	6,137	343,144
STMicroelectronics NV	6,251	108,170
Thales SA	1,127	124,610
Total SA	20,596	1,063,819
Unibail-Rodamco SE	1,710	434,151
Valeo SA	2,033	135,789
Vivendi SA	11,514	263,855

		12,766,305
GERMANY — 9.14%
adidas AG	2,394	536,656
Allianz SE Registered	5,323	1,137,550
BASF SE	9,538	922,713
Bayer AG Registered	6,840	874,198
Bayerische Motoren Werke AG	3,534	327,722
Brenntag AG	2,546	134,744
Commerzbank AGa	11,856	147,158
Daimler AG Registered	9,082	661,136
Deutsche Bank AG Registered	14,820	237,335
Deutsche Boerse AG	3,421	365,196
Deutsche Post AG Registered	13,023	539,506
Deutsche Telekom AG Registered	21,983	396,215
E.ON SE	20,235	228,425
Fraport AG Frankfurt Airport Services Worldwide	998	98,351
HeidelbergCement AG	2,356	225,904
Henkel AG & Co. KGaA	1,596	192,974
HOCHTIEF AG	592	104,202
Infineon Technologies AG	3,705	85,322
Linde AG	1,558	298,314
Merck KGaA	3,378	370,526
METRO AGa	3,344	65,281
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen Registered	1,995	411,280
Osram Licht AG	1,995	163,611
ProSiebenSat.1 Media SE Registered	3,705	124,129

Security	Shares	Value
RWE AGa	7,752	$193,129
SAP SE	11,628	1,217,940
Siemens AG Registered	8,477	1,106,597

		11,166,114
HONG KONG — 3.49%
AIA Group Ltd.	87,800	673,663
BOC Hong Kong Holdings Ltd.	76,500	389,516
CK Hutchison Holdings Ltd.	19,000	248,593
CLP Holdings Ltd.	28,500	300,970
Hang Seng Bank Ltd.	23,000	528,975
Hong Kong Exchanges & Clearing Ltd.	11,400	311,130
Hysan Development Co. Ltd.	38,000	175,763
Link REIT	9,500	78,414
Melco Resorts & Entertainment Ltd. ADR	7,220	158,479
MTR Corp. Ltd.	66,500	388,730
Sands China Ltd.[c]	38,000	170,179
Shangri-La Asia Ltd.	76,000	127,210
Sun Hung Kai Properties Ltd.	19,000	317,053
Swire Pacific Ltd. Class A	19,000	193,363
Swire Properties Ltd.	57,000	197,369

		4,259,407
IRELAND — 0.42%
CRH PLC	11,172	389,639
Paddy Power Betfair PLC	1,330	116,679

		506,318
ISRAEL — 0.42%
Bank Hapoalim BM	40,793	274,444
Bank Leumi Le-Israel BM	27,854	145,846
Teva Pharmaceutical Industries Ltd. ADR	5,472	86,786

		507,076
ITALY — 2.11%
Assicurazioni Generali SpA	15,286	273,330
CNH Industrial NV	21,451	243,044
Enel SpA	104,101	629,348
EXOR NV	2,774	177,763
Ferrari NV	95	10,854
Intesa Sanpaolo SpA	120,004	404,620
Snam SpA	56,088	272,733
Terna Rete Elettrica Nazionale SpA	42,123	248,397
UniCredit SpA[a]	15,723	319,465

		2,579,554

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
JAPAN — 23.06%
Aeon Co. Ltd.	11,600	$170,954
AEON Financial Service Co. Ltd.	5,700	120,722
Aisin Seiki Co. Ltd.	3,800	190,932
Ajinomoto Co. Inc.	9,500	187,436
Asahi Kasei Corp.	19,000	227,358
Asics Corp.	7,600	114,421
Astellas Pharma Inc.	30,700	385,912
Bridgestone Corp.	5,700	244,397
Central Japan Railway Co.	1,900	321,615
Chugai Pharmaceutical Co. Ltd.	3,800	154,334
Dai Nippon Printing Co. Ltd.	19,000	224,078
Dai-ichi Life Holdings Inc.	11,400	183,336
Daikin Industries Ltd.	3,800	379,620
Daiwa House Industry Co. Ltd.	9,600	335,555
Denso Corp.	9,600	465,433
East Japan Railway Co.	3,800	348,201
Eisai Co. Ltd.	3,800	196,595
FANUC Corp.	1,900	368,399
Fast Retailing Co. Ltd.	600	171,561
FUJIFILM Holdings Corp.	3,800	149,224
Fujitsu Ltd.	19,000	140,713
Hankyu Hanshin Holdings Inc.	3,800	144,667
Hino Motors Ltd.	8,000	91,804
Hitachi Chemical Co. Ltd.	5,700	154,127
Hitachi Ltd.	57,000	392,050
Hitachi Metals Ltd.	9,500	126,799
Honda Motor Co. Ltd.	19,000	531,883
Hoya Corp.	3,800	217,345
Hulic Co. Ltd.	11,400	112,798
Idemitsu Kosan Co. Ltd.	5,700	139,108
IHI Corp.[a]	20,000	66,146
INPEX Corp.	21,200	202,446
JFE Holdings Inc.	7,600	149,984
JXTG Holdings Inc.	39,900	193,011
Kajima Corp.	19,000	174,187
Kansai Paint Co. Ltd.	3,900	98,829
Kao Corp.	5,700	355,382
Kawasaki Heavy Industries Ltd.	38,000	116,700
KDDI Corp.	23,000	620,034
Keio Corp.	19,000	157,959
Keyence Corp.	900	468,235
Kikkoman Corp.	3,000	93,903
Kintetsu Group Holdings Co. Ltd.	19,000	71,643
Kirin Holdings Co. Ltd.	9,500	215,489

Security	Shares	Value
Kobe Steel Ltd.[a]	11,400	$137,140
Komatsu Ltd.	13,300	359,508
Konica Minolta Inc.	11,400	90,943
Kubota Corp.	13,300	230,085
Kuraray Co. Ltd.	7,600	144,183
Kyocera Corp.	3,800	227,876
Kyowa Hakko Kirin Co. Ltd.	6,000	105,270
Kyushu Railway Co.	1,900	59,386
Lawson Inc.	1,900	127,576
Miraca Holdings Inc.	1,900	86,230
Mitsubishi Chemical Holdings Corp.	7,700	71,571
Mitsubishi Electric Corp.	19,000	280,874
Mitsubishi Estate Co. Ltd.	19,000	326,967
Mitsubishi Heavy Industries Ltd.	38,000	145,323
Mitsubishi Materials Corp.	3,800	136,207
Mitsubishi UFJ Financial Group Inc.	117,800	721,506
Mitsubishi UFJ Lease & Finance Co. Ltd.	16,000	80,829
Mitsui Fudosan Co. Ltd.	7,600	164,209
Mizuho Financial Group Inc.	210,900	362,359
MS&AD Insurance Group Holdings Inc.	5,700	187,946
Murata Manufacturing Co. Ltd.	1,900	290,714
Nabtesco Corp.	1,900	66,377
NEC Corp.	44,000	116,336
NGK Insulators Ltd.	7,700	143,632
NGK Spark Plug Co. Ltd.	7,600	144,667
Nidec Corp.	1,900	215,101
Nintendo Co. Ltd.	1,900	632,528
Nippon Express Co. Ltd.	19,000	131,028
Nippon Steel & Sumitomo Metal Corp.	7,600	181,230
Nippon Telegraph & Telephone Corp.	7,600	377,583
Nitto Denko Corp.	1,900	167,420
Nomura Holdings Inc.	38,000	211,476
Nomura Research Institute Ltd.	2,090	81,276
NTT DOCOMO Inc.	23,200	538,263
Obayashi Corp.	13,300	156,734
Odakyu Electric Railway Co. Ltd.	5,700	110,313
Omron Corp.	3,800	190,587
Oriental Land Co. Ltd./Japan	1,900	142,578
ORIX Corp.	13,300	212,624
Osaka Gas Co. Ltd.	38,000	148,499
Panasonic Corp.	22,800	303,593
Recruit Holdings Co. Ltd.	11,400	226,943
Resona Holdings Inc.	28,500	142,060

SCHEDULES OF INVESTMENTS	15

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Sekisui Chemical Co. Ltd.	11,400	$212,339
Sekisui House Ltd.	11,600	200,676
Seven & I Holdings Co. Ltd.	5,700	226,063
Shimadzu Corp.	5,900	108,340
Shimizu Corp.	19,000	196,111
Shin-Etsu Chemical Co. Ltd.	3,800	335,737
Shionogi & Co. Ltd.	3,800	200,082
Shiseido Co. Ltd.	1,900	78,703
Showa Shell Sekiyu KK	11,400	124,814
SoftBank Group Corp.	7,600	616,093
Sompo Holdings Inc.	5,700	214,151
Sony Corp.	11,400	449,226
Stanley Electric Co. Ltd.	3,800	126,022
Subaru Corp.	5,700	199,702
Sumitomo Chemical Co. Ltd.	38,000	227,530
Sumitomo Dainippon Pharma Co. Ltd.	9,500	128,957
Sumitomo Metal Mining Co. Ltd.	19,000	327,140
Sumitomo Mitsui Financial Group Inc.	11,400	426,128
Sumitomo Mitsui Trust Holdings Inc.	5,800	200,571
Sysmex Corp.	1,900	117,045
T&D Holdings Inc.	11,400	156,250
Taisei Corp.	19,000	190,414
Takeda Pharmaceutical Co. Ltd.	5,700	314,727
TDK Corp.	1,900	127,231
Teijin Ltd.	7,600	154,127
Terumo Corp.	3,800	146,738
THK Co. Ltd.	1,900	63,356
Tokio Marine Holdings Inc.	7,600	303,144
Tokyo Electron Ltd.	1,900	266,891
Tokyo Gas Co. Ltd.	38,000	201,359
Tokyu Corp.	9,500	138,106
Toray Industries Inc.	21,000	199,773
TOTO Ltd.	1,900	72,247
Toyota Motor Corp.	22,800	1,280,869
Toyota Tsusho Corp.	3,800	116,873
West Japan Railway Co.	1,900	137,951
Yamaha Corp.	3,800	132,237
Yamaha Motor Co. Ltd.	3,800	107,378
Yaskawa Electric Corp.	7,600	229,947
Yokogawa Electric Corp.	9,500	147,860

		28,155,783
NETHERLANDS — 3.67%
Aegon NV	16,758	95,553
Akzo Nobel NV	3,838	350,438
ASML Holding NV	4,482	695,388

Security	Shares	Value
Heineken NV	3,173	$332,460
ING Groep NV	27,626	489,384
Koninklijke Ahold Delhaize NV	9,082	163,044
Koninklijke DSM NV	1,653	125,245
Koninklijke KPN NV	39,653	140,063
Koninklijke Philips NV	9,671	365,402
Koninklijke Vopak NV	3,952	167,056
NXP Semiconductors NVa	2,318	261,841
Randstad Holding NV	1,377	80,391
RELX NV	17,955	376,449
Unilever NV CVA	14,003	832,574

		4,475,288
NEW ZEALAND — 0.13%
Fletcher Building Ltd.	12,509	73,105
Ryman Healthcare Ltd.	13,946	90,692

		163,797
NORWAY — 0.96%
DNB ASA	8,322	162,058
Norsk Hydro ASA	43,396	312,368
Orkla ASA	24,168	247,432
Statoil ASA	14,554	274,997
Telenor ASA	8,588	173,419

		1,170,274
PORTUGAL — 0.25%
EDP – Energias de Portugal SA	51,946	199,171
Galp Energia SGPS SA	6,666	110,240

		309,411
SINGAPORE — 1.10%
CapitaLand Ltd.	68,400	190,392
CapitaLand Mall Trust	100,700	160,912
City Developments Ltd.	24,700	212,988
DBS Group Holdings Ltd.	24,700	375,047
Keppel Corp. Ltd.	28,700	133,356
Singapore Telecommunications Ltd.	99,100	270,007

		1,342,702
SPAIN — 3.72%
Abertis Infraestructuras SA	8,550	172,806
Amadeus IT Group SA	5,282	326,987
Banco Bilbao Vizcaya Argentaria SA	81,167	716,219
Banco Santander SA	139,821	907,467
CaixaBank SA	17,975	92,705
Ferrovial SA	7,527	171,326
Gas Natural SDG SA	5,776	140,226
Iberdrola SA	69,672	568,317

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Industria de Diseno Textil SA	16,568	$628,652
Red Electrica Corp. SA	2,584	57,955
Repsol SA	19,983	342,825
Telefonica SA	38,456	414,180

		4,539,665
SWEDEN — 2.81%
Assa Abloy AB Class B	9,129	197,096
Atlas Copco AB Class A	6,631	259,495
Atlas Copco AB Class B	4,256	151,684
Boliden AB	9,386	327,912
Essity AB Class Ba	9,277	257,185
Hennes & Mauritz AB Class B	8,997	227,261
Nordea Bank AB	24,624	330,802
Sandvik AB	10,433	172,149
Skandinaviska Enskilda Banken AB Class A	17,440	226,620
Skanska AB Class B	9,499	214,276
SKF AB Class B	4,908	97,946
Swedbank AB Class A	11,840	319,608
Telefonaktiebolaget LM Ericsson Class B	27,512	161,013
Telia Co. AB	52,190	248,575
Volvo AB Class B	14,193	242,039

		3,433,661
SWITZERLAND — 8.63%
ABB Ltd. Registered	22,154	511,778
Adecco Group AG Registered	2,242	162,143
Barry Callebaut AG Registered	40	57,440
Chocoladefabriken Lindt & Spruengli AG Registered	2	138,834
Cie. Financiere Richemont SA Class A Registered	4,940	440,796
Credit Suisse Group AG Registered	16,099	236,208
Geberit AG Registered	342	155,911
Givaudan SA Registered	114	232,508
Kuehne + Nagel International AG Registered	1,591	287,572
LafargeHolcim Ltd. Registered	5,263	308,606
Lonza Group AG Registered	1,360	343,609
Nestle SA Registered	27,873	2,359,489
Novartis AG Registered	18,753	1,578,686
Roche Holding AG	6,137	1,555,005
SGS SA Registered	76	169,478
Sika AG Bearer	38	268,887
Sonova Holding AG Registered	579	97,665

Security	Shares	Value
Swiss Re AG	4,104	$370,897
Swisscom AG Registered	577	290,361
UBS Group AG	31,920	524,803
Zurich Insurance Group AG	1,501	448,113

		10,538,789
UNITED KINGDOM — 17.44%
3i Group PLC	12,502	156,181
Anglo American PLC	15,827	286,024
Antofagasta PLC	17,613	234,896
Ashtead Group PLC	7,125	152,679
Associated British Foods PLC	3,914	167,541
AstraZeneca PLC	11,723	685,949
Aviva PLC	41,952	282,449
Barclays PLC	141,227	347,760
Barratt Developments PLC	17,651	142,038
Berkeley Group Holdings PLC	3,154	152,038
BP PLC	163,210	936,169
British Land Co. PLC (The)	17,423	137,284
BT Group PLC	60,888	229,527
Bunzl PLC	5,320	158,352
Burberry Group PLC	6,232	144,303
Capita PLC	11,628	97,166
Centrica PLC	63,004	162,286
Cobham PLC	53,939	95,428
Coca-Cola European Partners PLC	5,510	235,634
Coca-Cola HBC AG	7,771	264,752
Compass Group PLC	14,177	301,784
Croda International PLC	4,237	209,757
DCC PLC	1,349	122,460
Diageo PLC	31,217	1,042,623
easyJet PLC	6,182	95,271
Experian PLC	5,092	101,963
Ferguson PLC	3,686	218,624
GKN PLC	30,514	125,388
GlaxoSmithKline PLC	42,845	846,614
Glencore PLC	126,331	585,208
Hammerson PLC	28,747	207,805
HSBC Holdings PLC	144,001	1,392,572
IMI PLC	5,320	77,805
InterContinental Hotels Group PLC	3,511	174,449
Intertek Group PLC	2,888	190,160
Investec PLC	24,263	184,458
ITV PLC	95,736	195,650
J Sainsbury PLC	39,425	119,687
Johnson Matthey PLC	3,952	140,753

SCHEDULES OF INVESTMENTS	17

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Kingfisher PLC	50,426	$194,215
Land Securities Group PLC	7,619	99,156
Legal & General Group PLC	100,700	337,628
Lloyds Banking Group PLC	514,064	422,742
London Stock Exchange Group PLC	2,926	148,927
Marks & Spencer Group PLC	38,760	159,622
Mediclinic International PLC	11,438	112,675
Meggitt PLC	17,898	119,464
Merlin Entertainments PLC[b]	19,551	116,213
Mondi PLC	5,130	139,675
National Grid PLC	38,996	489,770
Next PLC	2,297	122,210
Old Mutual PLC	78,109	208,843
Pearson PLC	11,818	92,358
Prudential PLC	24,947	583,601
Reckitt Benckiser Group PLC	5,814	549,286
RELX PLC	20,995	457,468
Rio Tinto PLC	12,179	587,948
Rolls-Royce Holdings PLC	13,357	157,310
Schroders PLC	6,669	289,424
Segro PLC	40,014	277,393
Shire PLC	6,643	328,141
Sky PLC	14,820	182,561
SSE PLC	16,378	300,730
Standard Chartered PLC[a]	31,122	308,787
Standard Life Aberdeen PLC	20,501	113,486
Tate & Lyle PLC	10,982	96,721
Taylor Wimpey PLC	43,776	113,097
Tesco PLC[a]	87,837	204,747
Travis Perkins PLC	6,460	125,277
Unilever PLC	12,426	723,561
United Utilities Group PLC	13,053	153,057
Vodafone Group PLC	291,023	830,245
Whitbread PLC	2,660	128,807
Wm Morrison Supermarkets PLC	36,328	115,154
Worldpay Group PLC[b]	15,257	81,980
WPP PLC	23,408	428,306

		21,302,072

TOTAL COMMON STOCKS
(Cost: $105,759,288)		121,079,837

PREFERRED STOCKS — 0.45%

GERMANY — 0.28%
Bayerische Motoren Werke AG, Preference Shares	1,577	130,662

Security	Shares	Value
Henkel AG & Co. KGaA, Preference Shares	1,577	$211,019

		341,681
ITALY — 0.17%
Intesa Sanpaolo SpA, Preference Shares	66,614	210,190

		210,190

TOTAL PREFERRED STOCKS
(Cost: $461,344)		551,871

SHORT-TERM INVESTMENTS — 0.11%

MONEY MARKET FUNDS — 0.11%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	121,610	121,646
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	11,692	11,692

		133,338

TOTAL SHORT-TERM INVESTMENTS
(Cost: $133,338)		133,338

TOTAL INVESTMENTS IN SECURITIES — 99.71%
(Cost: $106,353,970)[g]		121,765,046
Other Assets, Less Liabilities — 0.29%		358,277

NET ASSETS — 100.00%		$122,123,323

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $106,613,859. Net unrealized appreciation was $15,151,187, of which $16,779,056 represented gross unrealized appreciation on investments and $1,627,869 represented gross unrealized depreciation on investments.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI EAFE ESG OPTIMIZED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	12,430	109,180	[b]	—	121,610	$121,646	$(30)	$—	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	1,692	10,000	[b]	—	11,692	11,692	—	—	573

						$133,338	$(30)	$—	$573

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$121,079,837	$—	$—	$121,079,837
Preferred stocks	551,871	—	—	551,871
Money market funds	133,338	—	—	133,338

Total	$121,765,046	$—	$—	$121,765,046

See notes to financial statements.

SCHEDULES OF INVESTMENTS	19

Schedule of Investments

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.46%

AUSTRALIA — 1.15%
CSL Ltd.	1,521	$155,044
GPT Group (The)	8,604	34,122
Mirvac Group	54,054	99,465

		288,631
BELGIUM — 3.88%
Umicore SA	13,077	975,589

		975,589
CHINA — 3.79%
3SBio Inc.[a,b]	4,500	6,187
Beijing Enterprises Water Group Ltd.	162,000	137,649
China Everbright International Ltd.[c]	45,000	59,452
China Longyuan Power Group Corp. Ltd. Class H	135,000	101,080
China Vanke Co. Ltd. Class H	102,600	307,415
CSPC Pharmaceutical Group Ltd.	18,000	28,105
GCL-Poly Energy Holdings Ltd.[a,c]	2,097,000	235,785
Huaneng Renewables Corp. Ltd. Class H	252,000	77,276

		952,949
DENMARK — 6.00%
Genmab A/Sa	36	8,390
Novo Nordisk A/S Class B	11,151	531,174
Vestas Wind Systems A/S	10,656	969,200

		1,508,764
FRANCE — 10.94%
Danone SA	7,803	613,672
Fonciere des Regions	333	32,888
Klepierre SA	1,917	77,148
Schneider Electric SE	12,348	994,312
Suez	45,189	856,111
Unibail-Rodamco SE	702	178,231

		2,752,362
GERMANY — 0.96%
KION Group AG	2,637	240,213

		240,213
HONG KONG — 1.82%
Swire Properties Ltd.[c]	7,200	24,931
WH Group Ltd.[b]	414,000	432,702

		457,633
INDONESIA — 0.11%
Indofood CBP Sukses Makmur Tbk PT	21,600	14,125

Security	Shares	Value
Unilever Indonesia Tbk PT	3,600	$13,640

		27,765
JAPAN — 14.80%
Chugai Pharmaceutical Co. Ltd.	1,100	44,676
Daiichi Sankyo Co. Ltd.	9,900	233,782
East Japan Railway Co.	10,700	980,461
Japan Retail Fund Investment Corp.	18	33,086
NH Foods Ltd.	11,000	322,824
Nippon Prologis REIT Inc.	9	19,527
Nisshin Seifun Group Inc.	4,500	78,135
Nissin Foods Holdings Co. Ltd.	900	55,442
Ono Pharmaceutical Co. Ltd.	1,800	36,651
Sekisui House Ltd.	55,800	965,321
Shionogi & Co. Ltd.	900	47,388
Sysmex Corp.	900	55,442
Terumo Corp.	1,800	69,507
TOTO Ltd.	6,300	239,556
Toyo Suisan Kaisha Ltd.	2,700	99,723
Unicharm Corp.	5,400	126,929
Yakult Honsha Co. Ltd.	900	62,311
Yokogawa Electric Corp.	16,200	252,141

		3,722,902
MALAYSIA — 0.03%
PPB Group Bhd	2,000	7,812

		7,812
MEXICO — 0.40%
Gruma SAB de CV Series B	4,860	71,503
Kimberly-Clark de Mexico SAB de CV Series A	15,300	30,132

		101,635
NORWAY — 0.52%
Marine Harvest ASA	6,586	130,453

		130,453
PHILIPPINES — 0.13%
Energy Development Corp.	254,700	33,748

		33,748
SINGAPORE — 0.18%
CapitaLand Commercial Trust	7,200	9,225
CapitaLand Mall Trust	23,200	37,072

		46,297
SOUTH AFRICA — 0.28%
Pioneer Foods Group Ltd.	2,475	24,117
Tiger Brands Ltd.	1,485	46,044

		70,161

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2017

Security	Shares	Value
SOUTH KOREA — 0.93%
Ottogi Corp.	27	$18,222
Samsung SDI Co. Ltd.	1,242	216,436

		234,658
SPAIN — 1.72%
Siemens Gamesa Renewable Energy SA	29,043	433,169

		433,169
SWEDEN — 1.43%
Essity AB Class Ba	12,996	360,285

		360,285
SWITZERLAND — 0.78%
Geberit AG Registered	432	196,940

		196,940
TAIWAN — 0.99%
Uni-President Enterprises Corp.	117,000	248,895

		248,895
THAILAND — 0.03%
Energy Absolute PCL NVDR	6,300	7,162

		7,162
UNITED KINGDOM — 12.64%
Barratt Developments PLC	56,790	456,989
Berkeley Group Holdings PLC	5,949	286,769
Johnson Matthey PLC	27,342	973,800
Pearson PLC	100,530	785,648
Shire PLC	7,002	345,875
Taylor Wimpey PLC	128,646	332,362

		3,181,443
UNITED STATES — 35.95%
AbbVie Inc.	13,005	979,276
Acuity Brands Inc.	1,116	197,298
Akamai Technologies Inc.[a]	5,985	282,193
Amgen Inc.	4,005	711,969
Arista Networks Inc.[a]	495	87,194
BioMarin Pharmaceutical Inc.[a]	603	54,385
Cadence Design Systems Inc.[a,c]	5,697	223,835
Celgene Corp.[a]	3,537	491,395
Citrix Systems Inc.[a]	4,995	390,659
Colgate-Palmolive Co.	4,077	292,076
DexCom Inc.[a]	225	16,787
Digital Realty Trust Inc.[c]	1,530	181,060
Edwards Lifesciences Corp.[a]	846	96,156
Gilead Sciences Inc.	13,500	1,130,085
Hormel Foods Corp.	4,311	132,520
Incyte Corp.[a]	333	45,758

Security	Shares	Value
Jazz Pharmaceuticals PLC[a,c]	405	$60,491
JM Smucker Co. (The)	927	97,112
Kimberly-Clark Corp.	5,247	646,903
Procter & Gamble Co. (The)	10,539	972,434
Rockwell Automation Inc.	2,196	360,276
ServiceNow Inc.[a,c]	1,323	153,719
Tesla Inc.[a,c]	2,664	948,118
United Therapeutics Corp.[a,c]	414	54,151
Vertex Pharmaceuticals Inc.[a]	513	82,357
VMware Inc. Class Aa,c	1,251	135,233
Xylem Inc./NY	3,609	224,011

		9,047,451

TOTAL COMMON STOCKS		25,026,917
(Cost: $22,659,084)

SHORT-TERM INVESTMENTS — 1.94%

MONEY MARKET FUNDS — 1.94%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[d,e,f]	480,537	480,681
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	8,389	8,389

		489,070

TOTAL SHORT-TERM INVESTMENTS
(Cost: $489,062)		489,070

TOTAL INVESTMENTS IN SECURITIES — 101.40%		25,515,987
(Cost: $23,148,146)[g]
Other Assets, Less Liabilities — (1.40)%		(351,930)

NET ASSETS — 100.00%		$25,164,057

NVDR  —  Non-Voting Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[g]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $23,422,175. Net unrealized appreciation was $2,093,812, of which $2,880,433 represented gross unrealized appreciation on investments and $786,621 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	21

Schedule of Investments (Continued)

iSHARES® MSCI GLOBAL IMPACT ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	488,730	—		(8,193)[b]	480,537	$480,681	$351	$8	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	8,389	[b]	—	8,389	8,389	—	—	239

						$489,070	$351	$8	$239

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$24,793,135	$233,782	$—	$25,026,917
Money market funds	489,070	—	—	489,070

Total	$25,282,205	$233,782	$—	$25,515,987

See notes to financial statements.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.82%

AEROSPACE & DEFENSE — 1.88%
Northrop Grumman Corp.	155	$42,193
Raytheon Co.	252	45,866
Rockwell Collins Inc.	363	47,571
United Technologies Corp.	564	67,522

		203,152
AIR FREIGHT & LOGISTICS — 0.95%
Expeditors International of Washington Inc.	471	26,423
FedEx Corp.	60	12,863
United Parcel Service Inc. Class B	559	63,927

		103,213
AIRLINES — 0.21%
Delta Air Lines Inc.	238	11,231
Southwest Airlines Co.	213	11,106

		22,337
AUTOMOBILES — 0.34%
Tesla Inc.[a]	102	36,302

		36,302
BANKS — 5.85%
Bank of America Corp.	5,023	119,999
BB&T Corp.	351	16,177
Citigroup Inc.	1,490	101,365
Citizens Financial Group Inc.	428	14,180
Comerica Inc.	343	23,410
Fifth Third Bancorp.	494	12,908
First Republic Bank/CA	118	11,452
JPMorgan Chase & Co.	1,769	160,784
KeyCorp	1,289	22,184
M&T Bank Corp.	93	13,751
People’s United Financial Inc.	1,640	27,388
PNC Financial Services Group Inc. (The)[b]	453	56,811
Regions Financial Corp.	1,139	16,071
SVB Financial Group[a]	100	16,934
U.S. Bancorp.	384	19,680

		633,094
BEVERAGES — 2.35%
Coca-Cola Co. (The)	2,466	112,326
Molson Coors Brewing Co. Class B	224	20,104
PepsiCo Inc.	1,055	122,095

		254,525

Security	Shares	Value
BIOTECHNOLOGY — 3.25%
AbbVie Inc.	844	$63,553
Alexion Pharmaceuticals Inc.[a]	85	12,105
Amgen Inc.	362	64,353
Biogen Inc.[a]	139	44,002
Celgene Corp.[a]	392	54,461
Gilead Sciences Inc.	727	60,857
Incyte Corp.[a]	94	12,916
Regeneron Pharmaceuticals Inc.[a]	24	11,926
Vertex Pharmaceuticals Inc.[a]	176	28,255

		352,428
BUILDING PRODUCTS — 0.70%
Allegion PLC	254	19,992
Johnson Controls International PLC	1,061	42,005
Masco Corp.	382	14,046

		76,043
CAPITAL MARKETS — 3.97%
Ameriprise Financial Inc.	88	12,189
Bank of New York Mellon Corp. (The)	836	43,706
BlackRock Inc.[b]	166	69,556
Charles Schwab Corp. (The)	495	19,750
CME Group Inc.	182	22,896
Franklin Resources Inc.	471	20,361
Goldman Sachs Group Inc. (The)	224	50,118
Moody’s Corp.	136	18,228
Morgan Stanley	990	45,045
Northern Trust Corp.	379	33,541
S&P Global Inc.	187	28,860
State Street Corp.	439	40,603
T Rowe Price Group Inc.	147	12,401
TD Ameritrade Holding Corp.	296	12,823

		430,077
CHEMICALS — 2.39%
Axalta Coating Systems Ltd.[a]	438	12,930
Dow Chemical Co. (The)	990	65,983
Ecolab Inc.	664	88,511
International Flavors & Fragrances Inc.	175	23,949
Mosaic Co. (The)	601	12,008
PPG Industries Inc.	180	18,778
Praxair Inc.	144	18,942
Sherwin-Williams Co. (The)	52	17,642

		258,743
COMMUNICATIONS EQUIPMENT — 1.11%
Cisco Systems Inc.	3,022	97,339

SCHEDULES OF INVESTMENTS	23

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
Motorola Solutions Inc.	260	$22,911

		120,250
CONSTRUCTION & ENGINEERING — 0.13%
Fluor Corp.	361	13,924

		13,924
CONSUMER FINANCE — 0.77%
Ally Financial Inc.	615	13,899
American Express Co.	675	58,118
Discover Financial Services	191	11,259

		83,276
CONTAINERS & PACKAGING — 0.14%
WestRock Co.	266	15,138

		15,138
DISTRIBUTORS — 0.12%
LKQ Corp.[a]	384	13,306

		13,306
DIVERSIFIED FINANCIAL SERVICES — 1.02%
Berkshire Hathaway Inc. Class Ba	546	98,913
Voya Financial Inc.	309	11,813

		110,726
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.88%
AT&T Inc.	2,293	85,896
CenturyLink Inc.	593	11,694
Level 3 Communications Inc.[a]	240	13,063
Verizon Communications Inc.	1,945	93,302

		203,955
ELECTRIC UTILITIES — 2.83%
American Electric Power Co. Inc.	412	30,335
Duke Energy Corp.	267	23,309
Edison International	352	28,223
Eversource Energy	684	43,092
Exelon Corp.	1,072	40,597
NextEra Energy Inc.	520	78,265
Southern Co. (The)	487	23,503
Xcel Energy Inc.	792	39,204

		306,528
ELECTRICAL EQUIPMENT — 0.46%
Acuity Brands Inc.	66	11,668
Eaton Corp. PLC	216	15,500
Rockwell Automation Inc.	135	22,148

		49,316
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.68%
Corning Inc.	870	25,021

Security	Shares	Value
Flex Ltd.[a]	734	$11,942
TE Connectivity Ltd.	465	37,014

		73,977
ENERGY EQUIPMENT & SERVICES — 0.81%
Baker Hughes a GE Co.	196	6,644
Core Laboratories NV	180	15,872
Halliburton Co.	300	11,691
National Oilwell Varco Inc.	376	11,532
Schlumberger Ltd.	342	21,721
TechnipFMC PLC[a]	780	20,148

		87,608
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.00%
Alexandria Real Estate Equities Inc.	94	11,403
American Tower Corp.	316	46,784
Boston Properties Inc.	250	30,150
Equinix Inc.	105	49,183
HCP Inc.	442	13,176
Host Hotels & Resorts Inc.[c]	710	12,865
Iron Mountain Inc.	464	18,291
Liberty Property Trust	715	30,459
Prologis Inc.	728	46,126
SBA Communications Corp.[a]	105	16,123
UDR Inc.	433	16,809
Welltower Inc.	183	13,399
Weyerhaeuser Co.	602	19,631

		324,399
FOOD & STAPLES RETAILING — 0.82%
Costco Wholesale Corp.	72	11,285
CVS Health Corp.	360	27,842
Kroger Co. (The)	674	14,740
Sysco Corp.	223	11,746
Walgreens Boots Alliance Inc.	285	23,228

		88,841
FOOD PRODUCTS — 2.47%
Archer-Daniels-Midland Co.	404	16,693
Bunge Ltd.	280	20,896
Campbell Soup Co.	569	26,288
Conagra Brands Inc.	333	10,809
General Mills Inc.	943	50,224
JM Smucker Co. (The)	94	9,848
Kellogg Co.	859	56,230
Kraft Heinz Co. (The)	288	23,256
McCormick & Co. Inc./MD NVS	188	17,885
Mondelez International Inc. Class A	883	35,903

		268,032

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
HEALTH CARE EQUIPMENT & SUPPLIES — 1.61%
Abbott Laboratories	790	$40,243
Align Technology Inc.[a]	77	13,609
Becton Dickinson and Co.	228	45,472
Edwards Lifesciences Corp.[a]	186	21,141
IDEXX Laboratories Inc.[a]	95	14,766
Medtronic PLC	336	27,088
ResMed Inc.	159	12,335

		174,654
HEALTH CARE PROVIDERS & SERVICES — 3.88%
Aetna Inc.	116	18,293
AmerisourceBergen Corp.	246	19,741
Anthem Inc.	85	16,663
Cardinal Health Inc.	739	49,853
Cigna Corp.	148	26,945
DaVita Inc.[a]	200	11,712
Envision Healthcare Corp.[a]	222	11,635
HCA Healthcare Inc.[a]	419	32,959
Henry Schein Inc.[a]	314	54,536
Humana Inc.	80	20,610
McKesson Corp.	78	11,646
MEDNAX Inc.[a]	263	11,796
Patterson Companies Inc.	708	27,258
Quest Diagnostics Inc.	267	28,929
UnitedHealth Group Inc.	323	64,245
VCA Inc.[a]	140	13,014

		419,835
HOTELS, RESTAURANTS & LEISURE — 1.54%
Hilton Worldwide Holdings Inc.	255	16,404
Marriott International Inc./MD Class A	276	28,588
McDonald’s Corp.	284	45,432
MGM Resorts International	366	12,064
Royal Caribbean Cruises Ltd.	137	17,051
Starbucks Corp.	470	25,784
Vail Resorts Inc.	95	21,655

		166,978
HOUSEHOLD DURABLES — 0.55%
Mohawk Industries Inc.[a]	99	25,059
Newell Brands Inc.	467	22,547
Whirlpool Corp.	68	11,670

		59,276
HOUSEHOLD PRODUCTS — 2.54%
Clorox Co. (The)	291	40,312
Colgate-Palmolive Co.	611	43,772

Security	Shares	Value
Kimberly-Clark Corp.	381	$46,974
Procter & Gamble Co. (The)	1,556	143,572

		274,630
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.13%
AES Corp./VA	1,320	14,573

		14,573
INDUSTRIAL CONGLOMERATES — 2.73%
3M Co.	603	123,205
General Electric Co.	2,916	71,588
Honeywell International Inc.	639	88,354
Roper Technologies Inc.	56	12,917

		296,064
INSURANCE — 3.00%
Allstate Corp. (The)	245	22,172
American International Group Inc.	344	20,805
Chubb Ltd.	215	30,405
Hartford Financial Services Group Inc. (The)	327	17,681
Lincoln National Corp.	170	11,536
Loews Corp.	239	11,133
Marsh & McLennan Companies Inc.	683	53,329
MetLife Inc.	416	19,481
Principal Financial Group Inc.	317	19,819
Progressive Corp. (The)	396	18,406
Prudential Financial Inc.	428	43,690
Travelers Companies Inc. (The)	321	38,899
Willis Towers Watson PLC	116	17,223

		324,579
INTERNET & DIRECT MARKETING RETAIL — 2.54%
Amazon.com Inc.[a]	190	186,314
Netflix Inc.[a]	211	36,864
Priceline Group Inc. (The)[a]	28	51,858

		275,036
INTERNET SOFTWARE & SERVICES — 4.88%
Alphabet Inc. Class Aa	159	151,883
Alphabet Inc. Class Ca	167	156,868
eBay Inc.[a]	332	11,995
Facebook Inc. Class Aa	1,205	207,224

		527,970
IT SERVICES — 3.50%
Accenture PLC Class A	743	97,155
Automatic Data Processing Inc.	227	24,169
Cognizant Technology Solutions Corp. Class A	370	26,185

SCHEDULES OF INVESTMENTS	25

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
DXC Technology Co.	143	$12,155
International Business Machines Corp.	282	40,334
MasterCard Inc. Class A	409	54,520
PayPal Holdings Inc.[a]	544	33,554
Visa Inc. Class A	876	90,683

		378,755
LEISURE PRODUCTS — 0.22%
Hasbro Inc.	124	12,183
Mattel Inc.	728	11,808

		23,991
LIFE SCIENCES TOOLS & SERVICES — 0.99%
Agilent Technologies Inc.	529	34,237
Illumina Inc.[a]	62	12,677
Mettler-Toledo International Inc.[a]	34	20,573
Quintiles IMS Holdings Inc.[a]	168	16,133
Waters Corp.[a]	126	23,118

		106,738
MACHINERY — 2.22%
Caterpillar Inc.	502	58,980
Cummins Inc.	323	51,480
Deere & Co.	230	26,664
Ingersoll-Rand PLC	372	31,765
Parker-Hannifin Corp.	133	21,398
Snap-on Inc.	87	12,838
Xylem Inc./NY	596	36,994

		240,119
MEDIA — 2.70%
Charter Communications Inc. Class Aa	74	29,492
Comcast Corp. Class A	1,501	60,956
Discovery Communications Inc. Class Aa	510	11,327
Liberty Global PLC Series C NVS[a]	764	25,235
Scripps Networks Interactive Inc. Class A	132	11,306
Time Warner Inc.	591	59,750
Walt Disney Co. (The)	936	94,723

		292,789
METALS & MINING — 0.11%
Nucor Corp.	223	12,290

		12,290
MULTI-UTILITIES — 1.11%
CMS Energy Corp.	440	21,358
Consolidated Edison Inc.	306	25,787
Dominion Energy Inc.	264	20,795
Public Service Enterprise Group Inc.	259	12,131
Sempra Energy	337	39,742

		119,813

Security	Shares	Value
MULTILINE RETAIL — 0.31%
Nordstrom Inc.	259	$11,556
Target Corp.	405	22,085

		33,641
OIL, GAS & CONSUMABLE FUELS — 3.28%
Apache Corp.	322	12,506
ConocoPhillips	997	43,529
Devon Energy Corp.	556	17,458
EQT Corp.	193	12,031
Exxon Mobil Corp.	1,060	80,910
Hess Corp.	490	19,061
Kinder Morgan Inc./DE	800	15,464
Marathon Oil Corp.	1,061	11,798
Marathon Petroleum Corp.	375	19,669
Newfield Exploration Co.[a]	461	12,046
Noble Energy Inc.	673	15,997
Occidental Petroleum Corp.	444	26,507
ONEOK Inc.	261	14,136
Phillips 66	268	22,461
Valero Energy Corp.	287	19,545
Williams Companies Inc. (The)	394	11,714

		354,832
PHARMACEUTICALS — 4.60%
Allergan PLC	105	24,095
Bristol-Myers Squibb Co.	920	55,642
Eli Lilly & Co.	614	49,912
Jazz Pharmaceuticals PLC[a]	79	11,799
Johnson & Johnson	1,307	173,008
Merck & Co. Inc.	1,554	99,238
Pfizer Inc.	1,343	45,555
Zoetis Inc.	629	39,438

		498,687
PROFESSIONAL SERVICES — 0.19%
ManpowerGroup Inc.	188	20,964

		20,964
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.29%
CBRE Group Inc. Class Aa	535	19,303
Jones Lang LaSalle Inc.	98	11,947

		31,250
ROAD & RAIL — 0.94%
AMERCO	32	11,943
CSX Corp.	388	19,478
Norfolk Southern Corp.	191	23,019
Union Pacific Corp.	448	47,174

		101,614

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.43%
Analog Devices Inc.	160	$13,387
Applied Materials Inc.	731	32,983
Broadcom Ltd.	116	29,240
Intel Corp.	3,179	111,487
Lam Research Corp.	132	21,909
Micron Technology Inc.[a]	391	12,500
NVIDIA Corp.	324	54,899
QUALCOMM Inc.	432	22,581
Skyworks Solutions Inc.	113	11,906
Texas Instruments Inc.	735	60,873

		371,765
SOFTWARE — 6.46%
Activision Blizzard Inc.	187	12,260
Adobe Systems Inc.[a]	325	50,427
Autodesk Inc.[a]	179	20,488
CA Inc.	469	15,561
Cadence Design Systems Inc.[a]	596	23,417
Citrix Systems Inc.[a]	165	12,905
Dell Technologies Inc. Class Va	187	14,012
Electronic Arts Inc.[a]	101	12,272
Intuit Inc.	225	31,826
Microsoft Corp.	4,435	331,605
Oracle Corp.	1,815	91,349
salesforce.com Inc.[a]	556	53,092
Symantec Corp.	577	17,298
Workday Inc. Class Aa	121	13,273

		699,785
SPECIALTY RETAIL — 2.24%
Best Buy Co. Inc.	407	22,084
CarMax Inc.[a]	178	11,953
Gap Inc. (The)	592	13,983
Home Depot Inc. (The)	671	100,563
Lowe’s Companies Inc.	542	40,048
Signet Jewelers Ltd.	215	13,560
Tiffany & Co.	313	28,608
Tractor Supply Co.	206	12,259

		243,058
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 4.60%
Apple Inc.	2,583	423,612
Hewlett Packard Enterprise Co.	1,678	30,304
HP Inc.	1,647	31,425
Xerox Corp.	399	12,876

		498,217

Security	Shares	Value
TEXTILES, APPAREL & LUXURY GOODS — 0.81%
NIKE Inc. Class B	956	$50,486
PVH Corp.	120	15,107
VF Corp.	356	22,382

		87,975
THRIFTS & MORTGAGE FINANCE — 0.11%
New York Community Bancorp. Inc.	950	11,448

		11,448

TRADING COMPANIES & DISTRIBUTORS — 0.18%
WW Grainger Inc.	119	19,346

		19,346

TOTAL COMMON STOCKS
(Cost: $10,116,671)		10,809,862

SHORT-TERM INVESTMENTS — 0.32%

MONEY MARKET FUNDS — 0.32%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[b,d,e]	5,359	5,361
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,d]	28,983	28,983

		34,344

TOTAL SHORT-TERM INVESTMENTS
(Cost: $34,344)		34,344

TOTAL INVESTMENTS IN SECURITIES — 100.14%
(Cost: $10,151,015)[f]		10,844,206
Other Assets, Less Liabilities — (0.14)%		(14,688)

NET ASSETS — 100.00%		$10,829,518

NVS  —  Non-Voting Shares

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	All or a portion of this security represents a security on loan. See Note 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $10,203,782. Net unrealized appreciation was $640,424, of which $783,220 represented gross unrealized appreciation on investments and $142,796 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	27

Schedule of Investments (Continued)

iSHARES® MSCI USA ESG OPTIMIZED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 12/01/16[a]	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss)[b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	—	5,359	[c]	—	5,359	$5,361	$(4)	$—	$—	[d]
BlackRock Cash Funds: Treasury, SL Agency Shares	—	28,983	[c]	—	28,983	28,983	—	—	37
BlackRock Inc.	—	212		(46)	166	69,556	671	3,189	1,078
PNC Financial Services Group Inc. (The)	—	538		(85)	453	56,811	1,267	1,529	351

						$160,711	$1,934	$4,718	$1,466

[a]	The Fund commenced operations on December 1, 2016.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.
[d]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$10,809,862	$—	$—	$10,809,862
Money market funds	34,344	—	—	34,344

Total	$10,844,206	$—	$—	$10,844,206

See notes to financial statements.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF	iShares MSCI USA ESG Optimized ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$106,220,632	$22,659,084	$9,995,022
Affiliated (Note 2)	133,338	489,062	155,993

Total cost of investments in securities	$106,353,970	$23,148,146	$10,151,015

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$121,631,708	$25,026,917	$10,683,495
Affiliated (Note 2)	133,338	489,070	160,711
Foreign currency, at value[b]	77,596	43,692	—
Receivables:
Investment securities sold	2,303,456	482,765	640,293
Dividends and interest	268,774	43,777	14,556
Capital shares sold	—	2,770,619	—
Tax reclaims	98,236	20,807	—

Total Assets	124,513,108	28,877,647	11,499,055

LIABILITIES
Payables:
Investment securities purchased	2,245,367	2,266,319	663,298
Collateral for securities on loan (Note 1)	121,706	480,322	5,365
Capital shares redeemed	—	956,655	—
Investment advisory fees (Note 2)	22,712	10,294	874

Total Liabilities	2,389,785	3,713,590	669,537

NET ASSETS	$122,123,323	$25,164,057	$10,829,518

Net assets consist of:
Paid-in capital	$106,461,921	$23,043,586	$10,123,413
Undistributed net investment income	483,168	109,394	28,501
Undistributed net realized loss	(239,078)	(355,946)	(15,587)
Net unrealized appreciation	15,417,312	2,367,023	693,191

NET ASSETS	$122,123,323	$25,164,057	$10,829,518

Shares outstanding[c]	1,900,000	450,000	200,000

Net asset value per share	$64.28	$55.92	$54.15

[a]	Securities on loan with values of $115,722, $463,779 and $5,255, respectively. See Note 1.
[b]	Cost of foreign currency: $77,138, $43,528 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	29

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI EAFE ESG Optimized ETF	iShares MSCI Global Impact ETF	iShares MSCI USA ESG Optimized ETF[a]

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$2,808,196	$489,125	$95,830
Dividends — affiliated (Note 2)	573	239	1,466
Securities lending income — affiliated — net (Note 2)	5,940	13,548	86
Non-cash dividends — unaffiliated	154,431	—	—

Total investment income	2,969,140	502,912	97,382

EXPENSES
Investment advisory fees (Note 2)	322,530	96,746	12,206
Proxy fees	2,669	456	113

Total expenses	325,199	97,202	12,319

Net investment income	2,643,941	405,710	85,063

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(225,102)	(160,843)	(1,995)
Investments — affiliated (Note 2)	(30)	351	132
In-kind redemptions — unaffiliated	1,682,176	729,801	205,565
In-kind redemptions — affiliated (Note 2)	—	—	1,802
Foreign currency transactions	23,761	554	—

Net realized gain	1,480,805	569,863	205,504

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	14,926,841	2,225,580	688,473
Investments — affiliated (Note 2)	—	8	4,718
Translation of assets and liabilities in foreign currencies	6,281	17	—

Net change in unrealized appreciation/depreciation	14,933,122	2,225,605	693,191

Net realized and unrealized gain	16,413,927	2,795,468	898,695

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$19,057,868	$3,201,178	$983,758

[a]	For the period from December 1, 2016 (commencement of operations) to August 31, 2017.
[b]	Net of foreign withholding tax of $272,063, $30,298 and $16, respectively.

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI EAFE ESG Optimized ETF		iShares MSCI Global Impact ETF
	Year ended August 31, 2017	Period from June 28, 2016[a] to August 31, 2016	Year ended August 31, 2017	Period from April 20, 2016[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,643,941	$15,967	$405,710	$145,792
Net realized gain (loss)	1,480,805	(3,110)	569,863	44,290
Net change in unrealized appreciation/depreciation	14,933,122	484,190	2,225,605	141,418

Net increase in net assets resulting from operations	19,057,868	497,047	3,201,178	331,500

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(2,217,000)	—	(449,781)	(69,038)

Total distributions to shareholders	(2,217,000)	—	(449,781)	(69,038)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	112,301,040	5,087,416	13,057,788	17,102,258
Cost of shares redeemed	(12,603,048)	—	(5,529,043)	(2,480,805)

Net increase in net assets from capital share transactions	99,697,992	5,087,416	7,528,745	14,621,453

INCREASE IN NET ASSETS	116,538,860	5,584,463	10,280,142	14,883,915

NET ASSETS
Beginning of period	5,584,463	—	14,883,915	—

End of period	$122,123,323	$5,584,463	$25,164,057	$14,883,915

Undistributed net investment income included in net assets at end of period	$483,168	$16,231	$109,394	$80,692

SHARES ISSUED AND REDEEMED
Shares sold	2,000,000	100,000	250,000	350,000
Shares redeemed	(200,000)	—	(100,000)	(50,000)

Net increase in shares outstanding	1,800,000	100,000	150,000	300,000

[a]	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	31

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

iShares MSCI USA ESG Optimized ETF
Period from December 1, 2016[a] to August 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$85,063
Net realized gain	205,504
Net change in unrealized appreciation/depreciation	693,191

Net increase in net assets resulting from operations	983,758

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(56,562)

Total distributions to shareholders	(56,562)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	12,509,704
Cost of shares redeemed	(2,607,382)

Net increase in net assets from capital share transactions	9,902,322

INCREASE IN NET ASSETS	10,829,518

NET ASSETS
Beginning of period	—

End of period	$10,829,518

Undistributed net investment income included in net assets at end of period	$28,501

SHARES ISSUED AND REDEEMED
Shares sold	250,000
Shares redeemed	(50,000)

Net increase in shares outstanding	200,000

[a]	Commencement of operations.

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI EAFE ESG Optimized ETF

	Year ended Aug. 31, 2017	Period from Jun. 28, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$55.84	$50.87

Income from investment operations:
Net investment income[b]	1.87	0.16
Net realized and unrealized gain[c]	7.68	4.81

Total from investment operations	9.55	4.97

Less distributions from:
Net investment income	(1.11)	—

Total distributions	(1.11)	—

Net asset value, end of period	$64.28	$55.84

Total return	17.16%	9.79%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$122,123	$5,584
Ratio of expenses to average net assets[e]	0.38%	0.40%
Ratio of net investment income to average net assets[e]	3.10%	1.67%
Portfolio turnover rate[f]	9%	5%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	33

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

iShares MSCI Global Impact ETF

	Year ended Aug. 31, 2017	Period from Apr. 20, 2016[a] to Aug. 31, 2016
Net asset value, beginning of period	$49.61	$48.70

Income from investment operations:
Net investment income[b]	1.05	0.49
Net realized and unrealized gain[c]	6.44	0.65

Total from investment operations	7.49	1.14

Less distributions from:
Net investment income	(1.18)	(0.23)

Total distributions	(1.18)	(0.23)

Net asset value, end of period	$55.92	$49.61

Total return	15.27%	2.38%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$25,164	$14,884
Ratio of expenses to average net assets[e]	0.49%	0.49%
Ratio of net investment income to average net assets[e]	2.05%	2.76%
Portfolio turnover rate[f]	32%	28%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2017 and the period ended August 31, 2016 were 32% and 28%, respectively. See Note 4.

See notes to financial statements.

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI USA ESG Optimized ETF

Period from Dec. 1, 2016[a] to Aug. 31, 2017
Net asset value, beginning of period	$47.79

Income from investment operations:
Net investment income[b]	0.71
Net realized and unrealized gain[c]	6.22

Total from investment operations	6.93

Less distributions from:
Net investment income	(0.57)

Total distributions	(0.57)

Net asset value, end of period	$54.15

Total return	14.55%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,830
Ratio of expenses to average net assets[e]	0.27%
Ratio of net investment income to average net assets[e]	1.85%
Portfolio turnover rate[f]	22%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	35

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI EAFE ESG Optimized	Non-diversified
MSCI Global Impact	Non-diversified
MSCI USA ESG Optimized[a]	Non-diversified

[a]	The Fund commenced operations on December 1, 2016.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

NOTES TO FINANCIAL STATEMENTS	37

Notes to Financial Statements (Continued)

iSHARES® TRUST

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

Certain Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

NOTES TO FINANCIAL STATEMENTS	39

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI EAFE ESG Optimized
Morgan Stanley & Co. LLC	$115,722	$115,722	$—

MSCI Global Impact
HSBC Bank PLC	$2,556	$2,556	$—
JPMorgan Securities LLC	83,950	83,950	—
Morgan Stanley & Co. LLC	80,164	80,164	—
Nomura Securities International Inc.	176,876	176,876	—
Scotia Capital (USA) Inc.	120,233	120,233	—

	$463,779	$463,779	$—

iShares MSCI USA ESG Optimized ETF
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	$5,255	$5,255	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each Fund, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Fund, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI EAFE ESG Optimized	0.20%
MSCI Global Impact	0.49
MSCI USA ESG Optimized	0.15

Prior to August 4, 2017, for its investment advisory services to each of the iShares MSCI EAFE ESG Optimized ETF and iShares MSCI USA ESG Optimized ETF, BFA was entitled to an annual investment advisory fee of 0.40% and 0.28%, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the iShares MSCI USA ESG Optimized ETF (the “Group 1 Fund”), retains 71.5% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees.

Pursuant to a securities lending agreement, the iShares MSCI EAFE ESG Optimized and iShares MSCI Global Impact ETFs (the “Group 2 Funds”), retain 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, the Group 1 Fund, pursuant to a securities lending agreement, will retain for the remainder of that calendar year 75% of securities lending income and the amount retained can never be less than 65% of the total of securities lending income plus the collateral investment fees. Each Group 2 Fund will receive for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI EAFE ESG Optimized	$1,550
MSCI Global Impact	3,052
MSCI USA ESG Optimized	38

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, the purchases and sales transactions executed by the iShares MSCI EAFE ESG Optimized ETF pursuant to Rule 17a-7 under the 1940 Act were $4,739 and $190,023, respectively.

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

It is possible that, from time to time, BlackRock and/or funds or other accounts managed by BFA or an affiliate (collectively, “Affiliates”) may purchase and hold shares of a Fund. Affiliates reserve the right, subject to compliance with applicable law, to sell into the market or redeem in Creation Units through an authorized participant at any time some or all of the shares of a Fund acquired for their own accounts. A large sale or redemption of shares of a Fund by Affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund. As of August 31, 2017, the number of affiliated accounts that

NOTES TO FINANCIAL STATEMENTS	41

Notes to Financial Statements (Continued)

iSHARES® TRUST

individually represent more than 10% ownership of a Fund’s total shares outstanding and the aggregate percentage of net assets represented by such holdings were as follows:

iShares ETF	Number of Affiliated Accounts	Aggregate Affiliated Ownership Percentage
MSCI EAFE ESG Optimized	1	37%
MSCI Global Impact	1	14%

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI EAFE ESG Optimized	$14,210,022	$7,828,862
MSCI Global Impact	7,369,662	6,370,062
MSCI USA ESG Optimized	6,288,388	1,498,223

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI EAFE ESG Optimized	$103,878,173	$10,581,666
MSCI Global Impact	9,872,205	3,444,620
MSCI USA ESG Optimized	7,723,686	2,601,957

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

5.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

The economies and markets of European countries are often closely connected and interdependent, and events in one country in Europe can have an adverse impact on other European countries. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns or rising government debt levels in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect European countries. The occurrence of terrorist incidents throughout Europe also could impact financial markets. In addition, the United Kingdom has voted to withdraw from the European Union. The referendum may introduce significant new uncertainties and instability in the financial markets as the United Kingdom negotiates its exit from the European Union.

NOTES TO FINANCIAL STATEMENTS	43

Notes to Financial Statements (Continued)

iSHARES® TRUST

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

6.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to passive foreign investment companies, the use of equalization, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI EAFE ESG Optimized	$1,676,513	$39,996	$(1,716,509)
MSCI Global Impact	722,320	72,773	(795,093)
MSCI USA ESG Optimized	221,091	—	(221,091)

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI EAFE ESG Optimized
Ordinary income	$2,217,000	$	N/A

MSCI Global Impact
Ordinary income	$449,781		$69,038

MSCI USA ESG Optimized
Ordinary income	$56,562	$	N/A

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses)[a]	Total
MSCI EAFE ESG Optimized	$736,692	$(232,713)	$15,157,423	$15,661,402
MSCI Global Impact	240,051	(212,446)	2,092,866	2,120,471
MSCI USA ESG Optimized	65,681	—	640,424	706,105

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of August 31, 2017, the following Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

iShares ETF	Non- Expiring
MSCI EAFE ESG Optimized	$232,713
MSCI Global Impact	212,446

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

7.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

8.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements, except as noted below.

At a meeting held on September 14-15, 2017, the Board approved a line of credit for the iShares MSCI Global Impact ETF. The Fund, along with certain other iShares funds, will be a party to a $275 million credit agreement with State Street Bank and Trust Company, which will expire on October 24, 2018. The line of credit may be used for temporary or emergency purposes, including redemptions, settlement of trades and rebalancing of portfolio holdings. The credit agreement is expected to be effective on or around October 25, 2017.

NOTES TO FINANCIAL STATEMENTS	45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI EAFE ESG Optimized ETF, iShares MSCI Global Impact ETF and

iShares MSCI USA ESG Optimized ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI EAFE ESG Optimized ETF, iShares MSCI Global Impact ETF and iShares MSCI USA ESG Optimized ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI EAFE ESG Optimized	$3,024,649
MSCI Global Impact	474,244
MSCI USA ESG Optimized	93,654

For corporate shareholders, the percentage of income dividends paid during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction were as follows:

iShares ETF	Dividends- Received Deduction
MSCI Global Impact	19.92%
MSCI USA ESG Optimized	73.13

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI EAFE ESG Optimized	$3,234,690	$251,385
MSCI Global Impact	392,004	29,361

The iShares MSCI USA ESG Optimized ETF hereby designates $190 as 20% rate long-term capital gain dividends for the fiscal year ended August 31, 2017.

TAX INFORMATION	47

Board Review and Approval of Investment Advisory

Contract (Unaudited)

iSHARES® TRUST

I. iShares MSCI EAFE ESG Optimized ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and performance of the fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, extent and quality of services provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of services provided to fund and profits realized by BFA and affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	49

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. During the June 19-21, 2017 meeting, the Board approved a permanent reduction to the advisory fee rate charged to the Fund. In addition, the Board noted that should additional material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Global Impact ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and performance of the fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	51

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, extent and quality of services provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of services provided to fund and profits realized by BFA and affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and services provided for other comparable funds/accounts managed by BFA and its affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other benefits to BFA and/or its affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s

BOARD REVIEW AND APPROVAL OF INVESTMENT ADVISORY CONTRACT	53

Board Review and Approval of Investment Advisory

Contract (Unaudited) (Continued)

iSHARES® TRUST

securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI EAFE ESG Optimized	$1.111035	$—	$—	$1.111035	100%	—%	—%	100%
MSCI Global Impact	1.175786	—	—	1.175786	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

SUPPLEMENTAL INFORMATION	55

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI EAFE ESG Optimized ETF

Period Covered: June 28, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.39%
Greater than 1.0% and Less than 1.5%	11	4.33
Greater than 0.5% and Less than 1.0%	86	33.86
Greater than 0.0% and Less than 0.5%	133	52.37
At NAV	3	1.18
Less than 0.0% and Greater than –0.5%	16	6.30
Less than –0.5% and Greater than –1.0%	4	1.57

	254	100.00%

iShares MSCI Global Impact ETF

Period Covered: April 20, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	6	1.98%
Greater than 1.5% and Less than 2.0%	2	0.66
Greater than 1.0% and Less than 1.5%	11	3.63
Greater than 0.5% and Less than 1.0%	85	28.05
Greater than 0.0% and Less than 0.5%	179	59.08
At NAV	3	0.99
Less than 0.0% and Greater than –0.5%	14	4.62
Less than –0.5% and Greater than –1.0%	2	0.66
Less than –1.0%	1	0.33

	303	100.00%

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI USA ESG Optimized ETF

Period Covered: December 1, 2016 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	92	63.01%
At NAV	18	12.33
Less than 0.0% and Greater than –0.5%	36	24.66

	146	100.00%

SUPPLEMENTAL INFORMATION	57

Trustee and Officer Information (Unaudited)

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

TRUSTEE AND OFFICER INFORMATION	59

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Unaudited) (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

[c]	Manish Mehta served as President until October 15, 2016.

TRUSTEE AND OFFICER INFORMATION	61

Notes:

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-817-0817

AUGUST 31, 2017

2017 ANNUAL REPORT

iShares Trust

➢	iShares MSCI All Peru Capped ETF | EPU | NYSE Arca
➢	iShares MSCI Argentina and Global Exposure ETF | AGT | BATS
➢	iShares MSCI Brazil Small-Cap ETF | EWZS | NASDAQ
➢	iShares MSCI China ETF | MCHI | NASDAQ
➢	iShares MSCI China Small-Cap ETF | ECNS | NYSE Arca
➢	iShares MSCI Indonesia ETF | EIDO | NYSE Arca
➢	iShares MSCI Philippines ETF | EPHE | NYSE Arca
➢	iShares MSCI Poland Capped ETF | EPOL | NYSE Arca
➢	iShares MSCI Qatar Capped ETF | QAT | NASDAQ
➢	iShares MSCI Saudi Arabia Capped ETF | KSA | NYSE Arca
➢	iShares MSCI UAE Capped ETF | UAE | NASDAQ

Management’s Discussion of Fund Performance

iSHARES® TRUST

GLOBAL EQUITY MARKET OVERVIEW

Global equity markets posted strong returns for the 12 months ended August 31, 2017 (the “reporting period”). The MSCI ACWI, a broad global equity index that includes both developed and emerging markets, returned 17.11% in U.S. dollar terms for the reporting period.

The primary factor behind the robust performance of global equity markets was improving global economic growth, driven largely by the continuation of accommodative monetary policies from many of the world’s central banks. Signs of stronger economic activity in Europe emerged as the European Central Bank (“ECB”) maintained policies such as quantitative easing and negative interest rates. Economic growth rates in China and Japan, the largest economies in Asia, also increased during the reporting period, reflecting efforts by the People’s Bank of China (“PBOC”) and the Bank of Japan (“BOJ”) to stimulate economic activity. Stronger economic growth led several central banks to consider reducing their economic stimulus measures. For example, late in the reporting period, the ECB discussed the possibility of tapering its quantitative easing program, while the PBOC increased short-term interest rates during the first half of 2017.

On a regional basis, European equity markets posted the best returns among developed markets, advancing by approximately 20% in U.S. dollar terms for the reporting period. European stocks benefited from improving economic conditions and stronger corporate earnings. In addition, election outcomes in France and the Netherlands eased investor concerns about nationalist presidential candidates and their opposition to the European Union (“E.U.”). Currency fluctuations also contributed meaningfully to European equity performance in U.S. dollar terms as the euro appreciated by approximately 6% against the U.S. dollar during the reporting period. The best-performing European stock markets included Austria, Italy, and Spain, while Ireland and Belgium posted the weakest returns.

Equity markets in the Asia-Pacific region gained about 16% in U.S. dollar terms for the reporting period, led by Singapore and Hong Kong. Japanese stocks also posted strong returns, benefiting from improving consumer spending and employment trends that contributed to the ongoing recovery in the Japanese economy. However, equity market returns in Japan were hindered by a decline in the Japanese yen, which depreciated by approximately 6% against the U.S. dollar.

The U.S. stock market returned approximately 15% for the reporting period. Despite mixed U.S. economic data, U.S. stocks advanced initially in anticipation of pro-business fiscal policies from the new presidential administration. Although the administration struggled to implement its fiscal agenda, stocks continued to move higher as better global economic conditions led to a notable improvement in corporate earnings growth, particularly for multinational companies with significant operations outside of the U.S. U.S. stocks advanced despite three short-term interest rate increases by the U.S. Federal Reserve Bank (the “Fed”) during the reporting period, which increased the short-term interest rate target to its highest level since October 2008. The Fed also unveiled a plan to start reducing the amount of U.S. Treasury bonds and mortgage-backed securities on its balance sheet before the end of 2017.

Emerging markets stocks outperformed those in developed markets, returning more than 23% in U.S. dollar terms for the reporting period. Emerging markets in Eastern Europe were the best performers, led by Poland, Greece, and Hungary. Equity markets in the Middle East trailed for the reporting period amid continued geopolitical conflict in the region.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	5

Management’s Discussion of Fund Performance

iSHARES® MSCI ALL PERU CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	16.89%	19.49%	17.93%	16.89%	19.49%	17.93%
5 Years	(0.06)%	0.12%	0.64%	(0.29)%	0.59%	3.23%
Since Inception	7.12%	7.08%	7.89%	75.74%	75.23%	86.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 6/19/09. The first day of secondary market trading was 6/22/09.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,118.60	$3.26	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

6	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

The iShares MSCI All Peru Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Peruvian equities, as represented by the MSCI All Peru Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 16.89%, net of fees, while the total return for the Index was 17.93%.

Peru’s stock market benefited from continuing economic growth during the reporting period. The country’s economy relies heavily on exports, with ore and mineral exports representing more than half of Peru’s total exports. During the reporting period, Peru’s economy benefited from significant increases in sales of some of its largest export products, including copper, gold, zinc, oil, and gas. Benign inflationary conditions led to increased consumer spending, which reached a record high in the second quarter of 2017. In an effort to stimulate economic growth, Peru’s central bank reduced interest rates twice during the reporting period, to the lowest level since December 2015.

The materials sector, the largest sector in the Index, representing approximately 47% of the Index on average for the reporting period, was the largest contributor to the Index’s return. Metals and mining companies contributed the most in the materials sector, benefiting from increased export demand for steel, particularly from China. The financials sector also contributed significantly to the Index’s performance amid strength in Peruvian banks. Other contributors to the Index’s return included the consumer staples and consumer discretionary sectors.

In contrast, the industrials sector detracted from the Index’s return for the reporting period as the construction and engineering industry struggled. The utilities and energy sectors also detracted slightly from the Index’s performance amid a decline in energy prices.

The Peruvian sol, which appreciated approximately 4% relative to the U.S. dollar during the reporting period, contributed to the Index’s performance, as returns on Peruvian investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Materials	49.52%
Financials	29.77
Consumer Staples	8.40
Industrials	5.28
Utilities	3.09
Consumer Discretionary	3.04
Energy	0.90

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Credicorp Ltd.	22.65%
Southern Copper Corp.	12.86
Cia. de Minas Buenaventura SAA ADR	9.43
Alicorp SAA	4.63
Intercorp Financial Services Inc.	4.50
Hochschild Mining PLC	4.03
Volcan Cia. Minera SAA Class B	3.62
Ferreycorp SAA	3.23
Cementos Pacasmayo SAA	3.17
SACI Falabella	3.04

TOTAL	71.16%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	7

Management’s Discussion of Fund Performance

iSHARES® MSCI ARGENTINA AND GLOBAL EXPOSURE ETF

Performance as of August 31, 2017

	Cumulative Total Returns
	NAV	MARKET	INDEX
Since Inception	2.00%	2.15%	2.85%

The inception date of the Fund was 4/25/17. The first day of secondary market trading was 4/27/17.

For the fiscal period ended 8/31/17, the Fund did not have six months of performance and therefore line graphs are not presented.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (4/25/17) [a]	Ending Account Value (8/31/17)	Expenses Paid During Period [b]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [b]	Annualized Expense Ratio
$1,000.00	$1,020.00	$2.09	$1,000.00	$1,022.20	$3.01	0.59%

[a]	The beginning of the period (commencement of operations) is April 25, 2017.
[b]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (128 days for actual and 184 days for hypothetical expenses) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

8	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI ARGENTINA AND GLOBAL EXPOSURE ETF

The iShares MSCI Argentina and Global Exposure ETF (the “Fund”) seeks to track the investment results of the MSCI All Argentina 25/50 Index (the “Index”), a broad-based equity index with exposure to Argentina, as defined by the index provider. The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the period from April 25, 2017 (inception date of the Fund) through August 31, 2017 (the “reporting period”), the total return for the Fund was 2.00%, net of fees, while the total return for the Index was 2.85%.

Argentinian stocks benefited from improving economic conditions during the reporting period. In the second quarter of 2017, the country’s economy grew at the strongest rate since the third quarter of 2015. Construction and manufacturing contributed to the economic expansion. Argentina’s inflation rate decreased modestly in June 2017 for a third consecutive month. In May and June 2017, industrial production improved following 15 months of decline, with the June expansion the fastest since July 2011, due primarily to mining and tobacco production. The country’s unemployment rate decreased in the second quarter of 2017, although the underemployment rate widened.

Information technology, the largest sector in the Index at about 25% on average for the reporting period, contributed the most to the Index’s return, due primarily to the software and services industry. The financials sector also contributed significantly to the Index’s performance as banks generally performed well. The telecommunication services sector was a modest contributor to the Index’s performance for the reporting period, with smaller contributions from the industrials, materials, and utilities sectors.

On the downside, the energy sector detracted the most from the Index’s return for the reporting period as energy prices declined. The real estate sector was also a modest detractor from the Index’s performance.

Currency fluctuations negatively impacted the Index’s return as the Argentinian peso declined by about 12% relative to the U.S. dollar for the reporting period. As a result, returns on Argentinian investments were lower when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	25.27%
Energy	20.88
Financials	19.71
Consumer Staples	9.08
Consumer Discretionary	5.65
Utilities	4.54
Telecommunication Services	4.22
Real Estate	3.83
Industrials	3.49
Materials	3.33

TOTAL	100.00%

TEN LARGEST COUNTRIES

As of 8/31/17

Country	Percentage of Total Investments*

Argentina	51.08%
United States	22.46
Italy	13.06
Canada	5.16
Chile	4.98
Spain	1.66
Mexico	1.60

TOTAL	100.00%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	9

Management’s Discussion of Fund Performance

iSHARES® MSCI BRAZIL SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	45.92%	45.35%	47.08%	45.92%	45.35%	47.08%
5 Years	(6.26)%	(6.09)%	(5.91)%	(27.61)%	(26.95)%	(26.26)%
Since Inception	(3.74)%	(3.78)%	(3.36)%	(23.22)%	(23.41)%	(21.10)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,169.40	$3.34	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

10	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

The iShares MSCI Brazil Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Brazilian equities, as represented by the MSCI Brazil Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 45.92%, net of fees, while the total return for the Index was 47.08%.

The sharp advance in Brazilian small-capitalization stocks was driven largely by a rebound in economic activity. The Brazilian economy grew for the first time in more than three years in the second quarter of 2017. Consumer spending drove economic growth, supported by falling inflation, which hit a record low in June 2017. Exports, an important component of Brazil’s economy, increased significantly, particularly for some of the country’s main export products, including oil, iron ore, and soybeans. The growth in exports was led by demand from Brazil’s largest trading partners, including China, the U.S., and Argentina. To stimulate economic growth, the country’s central bank made its seventh consecutive interest rate reduction in July 2017, which brought borrowing costs to their lowest level since September 2013.

Consumer discretionary, the largest sector in the Index on average during the reporting period, contributed the most to the Index’s performance, led by the retail industry amid stronger consumer spending. The materials sector also contributed significantly to the Index’s return as small-capitalization steel producers benefited from improved demand in China, which contributed to an increase in steel prices.

The utilities sector also helped the Index’s performance for the reporting period, largely due to small-capitalization electric and water utilities. Other contributors to the Index’s return included small-capitalization companies in the industrials, healthcare, and financials sectors.

Currency fluctuations notably impacted the Index’s return as the Brazilian real appreciated by about 3% relative to the U.S. dollar for the reporting period, making returns on Brazilian investments higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Consumer Discretionary	38.16%
Utilities	14.82
Materials	10.96
Industrials	10.82
Real Estate	5.38
Health Care	5.28
Consumer Staples	5.25
Information Technology	4.63
Financials	4.22
Energy	0.48

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Estacio Participacoes SA	5.50%
Bradespar SA (Preferred)	4.77
Fleury SA	3.57
Smiles SA	3.40
Cia. Hering	3.09
MRV Engenharia e Participacoes SA	3.03
CVC Brasil Operadora e Agencia de Viagens SA	3.01
B2W Cia. Digital	2.95
Magazine Luiza SA	2.91
Metalurgica Gerdau SA (Preferred)	2.86

TOTAL	35.09%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	11

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	34.13%	34.39%	35.00%	34.13%	34.39%	35.00%
5 Years	11.55%	11.44%	12.14%	72.69%	71.90%	77.32%
Since Inception	5.62%	5.60%	6.19%	42.14%	41.98%	47.06%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 3/29/11. The first day of secondary market trading was 3/31/11.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,277.00	$3.50	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

12	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA ETF

The iShares MSCI China ETF (the “Fund”) seeks to track the investment results of an index composed of Chinese equities that are available to international investors, as represented by the MSCI China Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 34.13%, net of fees, while the total return for the Index was 35.00%.

The strong performance of Chinese stocks for the reporting period was driven largely by a rebound in the Chinese economy. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. Government stimulus efforts, focused primarily on infrastructure and real estate expansion, which drove property prices higher and led to a large increase in industrial output, also contributed to the advance in Chinese stocks. As economic growth strengthened, China’s central bank tightened monetary policy by increasing short-term interest rates in early 2017. The Chinese government also began a regulatory effort to reduce leverage in the country’s financial system.

From a sector perspective, information technology, the largest sector in the Index on average during the reporting period, contributed the most to the Index’s performance. Within the sector, the internet software and services industry was the leading contributor, benefiting from increased domestic demand for online products and services including e-commerce, transportation, and mobile payments.

The financials sector also contributed significantly to the Index’s performance for the reporting period, due primarily to improved profitability for large Chinese banks. The consumer discretionary sector helped the Index’s return as automobile manufacturers benefited from an improving outlook following a modest start to 2017. The real estate sector also contributed notably to the Index’s performance, benefiting from government stimulus efforts and higher property prices.

The only sector to detract from the Index’s performance for the reporting period was telecommunication services, which declined amid challenges facing the wireless telecommunication services industry.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	39.79%
Financials	23.75
Consumer Discretionary	9.68
Telecommunication Services	5.59
Energy	4.84
Industrials	4.59
Real Estate	4.52
Utilities	2.35
Health Care	1.87
Consumer Staples	1.76
Materials	1.26

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Tencent Holdings Ltd.	16.29%
Alibaba Group Holding Ltd. ADR	13.33
China Construction Bank Corp. Class H	5.03
China Mobile Ltd.	4.42
Baidu Inc. ADR	4.26
Industrial & Commercial Bank of China Ltd. Class H	3.76
Bank of China Ltd. Class H	2.85
Ping An Insurance Group Co. of China Ltd. Class H	2.83
JD.com Inc. ADR	1.88
China Life Insurance Co. Ltd. Class H	1.63

TOTAL	56.28%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	13

Management’s Discussion of Fund Performance

iSHARES® MSCI CHINA SMALL-CAP ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	15.29%	16.35%	12.65%	15.29%	16.35%	12.65%
5 Years	12.03%	12.06%	10.99%	76.44%	76.71%	68.43%
Since Inception	2.20%	2.14%	1.39%	16.25%	15.83%	10.04%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,108.30	$3.24	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

14	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

The iShares MSCI China Small-Cap ETF (the “Fund”) seeks to track the investment results of an index composed of small-capitalization Chinese equities that are available to international investors, as represented by the MSCI China Small Cap Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 15.29%, net of fees, while the total return for the Index was 12.65%.

The positive performance of Chinese small-capitalization stocks for the reporting period was driven largely by a rebound in the Chinese economy. As a major global exporter, China benefited from strengthening economic growth in many regions of the world. Government stimulus efforts, focused primarily on infrastructure and real estate expansion, which drove property prices higher and led to a large increase in industrial output, also contributed to the advance in Chinese small-capitalization stocks. As economic growth strengthened, China’s central bank tightened monetary policy by increasing short-term interest rates in early 2017. The Chinese government also began a regulatory effort to reduce the amount of debt in the country’s financial system.

From a sector perspective, the real estate sector, which represented about 15% of the Index on average during the reporting period, was the largest contributor to the Index’s return. Small-capitalization real estate development companies contributed the most to the real estate sector amid strong home price appreciation.

The information technology sector also contributed significantly to the Index’s return for the reporting period, led by strength in small-capitalization electronic component manufacturers and internet software and services companies. The materials sector was another meaningful contributor to the Index’s performance, benefiting from small-capitalization paper producers.

On the downside, the utilities sector detracted from the Index’s performance for the reporting period, largely due to small-capitalization water utilities. The telecommunication services sector, representing only a fractional weight in the Index on average, also detracted slightly from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Information Technology	18.72%
Consumer Discretionary	18.27
Real Estate	18.12
Industrials	15.51
Materials	8.46
Health Care	7.55
Consumer Staples	4.79
Utilities	3.46
Financials	2.82
Energy	2.19
Telecommunication Services	0.11

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Kingboard Chemical Holdings Ltd.	2.37%
Chong Sing Holdings FinTech Group Ltd.	1.33
Kaisa Group Holdings Ltd.	1.22
BYD Electronic International Co. Ltd.	1.20
Agile Group Holdings Ltd.	1.19
CIFI Holdings Group Co. Ltd.	1.17
Lee & Man Paper Manufacturing Ltd.	1.16
Shenzhen International Holdings Ltd.	1.03
Kingboard Laminates Holdings Ltd.	1.02
Sohu.com Inc.	0.98

TOTAL	12.67%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	15

Management’s Discussion of Fund Performance

iSHARES® MSCI INDONESIA ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	5.53%	6.74%	6.07%	5.53%	6.74%	6.07%
5 Years	0.28%	0.34%	0.77%	1.40%	1.71%	3.91%
Since Inception	3.19%	3.18%	3.69%	25.87%	25.80%	30.38%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/5/10. The first day of secondary market trading was 5/7/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,100.60	$3.23	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

16	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI INDONESIA ETF

The iShares MSCI Indonesia ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Indonesian equities, as represented by the MSCI Indonesia Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 5.53%, net of fees, while the total return for the Index was 6.07%.

Indonesian stocks benefited from a continued expansion of Indonesia’s economy, the largest in Southeast Asia, during the reporting period. Exports were a driver of economic growth as improving economic conditions for Indonesia’s key trading partners, including China and the U.S., led to increased export demand. Recovering prices for key Indonesian exports, including coal, palm oil, tea, and shrimp, also benefited the resource-rich country. Domestic demand, on the other hand, was low as measured by weak growth for investment and private consumption, which constituted more than half of Indonesia’s economy.

From a sector perspective, the financials sector was the most significant contributor to the Index’s performance for the reporting period. Banks were the largest contributors to the sector, benefiting from a series of interest rate reductions by the Bank of Indonesia and a tax amnesty program aimed at repatriating offshore assets. State-owned banks served as gateways for repatriation under the program, which resulted in declared assets equal to approximately 40% of Indonesia’s economy.

The telecommunications and energy sectors also contributed meaningfully to the Index’s return for the reporting period. A shift toward offering data plans and improving network quality were factors benefiting companies in the telecommunications sector. Rising prices for coal and other products benefited the energy sector.

The consumer discretionary and real estate sectors detracted the most from the Index’s performance for the reporting period. Mixed performances in the consumer goods and retail companies detracted from the consumer discretionary sector. In the real estate sector, weak consumer purchasing power reduced demand for residential housing, while oversupply in the office market constrained prices.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	33.01%
Telecommunication Services	15.06
Consumer Staples	14.34
Consumer Discretionary	13.21
Energy	6.32
Materials	5.47
Real Estate	5.30
Industrials	3.60
Health Care	2.37
Utilities	1.32

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Telekomunikasi Indonesia Persero Tbk PT	13.34%
Bank Central Asia Tbk PT	10.53
Bank Rakyat Indonesia Persero Tbk PT	9.45
Astra International Tbk PT	8.97
Bank Mandiri Persero Tbk PT	6.85
Unilever Indonesia Tbk PT	4.44
Bank Negara Indonesia Persero Tbk PT	3.18
United Tractors Tbk PT	2.91
Indofood Sukses Makmur Tbk PT	2.12
Indocement Tunggal Prakarsa Tbk PT	2.09

TOTAL	63.88%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	17

Management’s Discussion of Fund Performance

iSHARES® MSCI PHILIPPINES ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(7.87)%	(6.31)%	(7.32)%	(7.87)%	(6.31)%	(7.32)%
5 Years	4.92%	5.05%	5.67%	27.17%	27.94%	31.78%
Since Inception	6.35%	6.30%	6.91%	53.15%	52.64%	58.77%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/28/10. The first day of secondary market trading was 9/29/10.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,067.10	$3.18	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

18	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI PHILIPPINES ETF

The iShares MSCI Philippines ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Philippine equities, as represented by the MSCI Philippines Investable Market Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -7.87%, net of fees, while the total return for the Index was -7.32%.

Unlike many Asian countries, the Philippines is not heavily dependent on exports for economic growth. Despite a sizable trade deficit during the reporting period, strong domestic demand and government spending led to solid economic growth that ranked as one of Asia’s strongest. Cash remittances from overseas Filipino workers constitute a meaningful component of the economy. Remittances expanded for the reporting period overall and boosted household consumption, although they contracted temporarily late in the reporting period.

Countering the country’s economic strength, the controversial actions of the newly elected Philippine president Duterte contributed to stock market volatility and a weaker currency. A temporary decline in oil prices and corresponding concern about the strength of the global economy, as well as increasing interest rates in the U.S., also detracted from the Philippine stock market’s performance.

Financials, the largest sector in the Index on average for the reporting period, detracted meaningfully from the Index’s performance, due mainly to declines among diversified financial stocks. The consumer staples sector also detracted from the Index’s return, in part due to weakness within the food, beverages, and tobacco industry. Other noteworthy detractors included the industrials and utilities sectors.

On the upside, the consumer discretionary sector contributed to the Index’s performance for the reporting period. Relatively low inflation levels, a continued low interest rate environment, and remittances from overseas workers led to solid consumer spending levels.

Currency fluctuations negatively impacted the Index’s return as the Philippine peso depreciated by 10% relative to the U.S. dollar during the reporting period, lowering returns on Philippine investments when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	26.97%
Real Estate	23.87
Industrials	23.15
Telecommunication Services	6.72
Utilities	6.50
Consumer Discretionary	5.42
Consumer Staples	5.03
Materials	1.50
Energy	0.72
Information Technology	0.12

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Ayala Land Inc.	9.63%
SM Prime Holdings Inc.	9.01
BDO Unibank Inc.	7.78
Ayala Corp.	7.12
JG Summit Holdings Inc.	6.41
SM Investments Corp.	6.08
PLDT Inc.	4.66
Aboitiz Equity Ventures Inc.	4.57
Universal Robina Corp.	4.01
Jollibee Foods Corp.	3.21

TOTAL	62.48%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	19

Management’s Discussion of Fund Performance

iSHARES® MSCI POLAND CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	54.79%	55.46%	55.20%	54.79%	55.46%	55.20%
5 Years	5.17%	5.11%	5.55%	28.69%	28.32%	31.01%
Since Inception	5.02%	5.04%	5.33%	42.79%	42.94%	45.83%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 5/25/10. The first day of secondary market trading was 5/26/10.

Index performance through February 11, 2013 reflects the performance of the MSCI Poland Investable Market Index. Index performance beginning on February 12, 2013 reflects the performance of the MSCI Poland IMI 25/50 Index.

Certain sectors and markets performed exceptionally well based on market conditions during the one-year period. Achieving such exceptional returns involves the risk of volatility and investors should not expect that such exceptional returns will be repeated.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,297.20	$3.71	$1,000.00	$1,022.00	$3.26	0.64%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

20	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI POLAND CAPPED ETF

The iShares MSCI Poland Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Polish equities, as represented by the MSCI Poland IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 54.79%, net of fees, while the total return for the Index was 55.20%.

The Polish economy posted solid growth during the reporting period. At the corporate level, investment spending improved due to increased business confidence, low inflation, and low interest rates. Demand was high for many Polish exports, including furniture, lighting, and prefabricated buildings. Private consumption also rose, driven by increased incomes and social assistance programs. Structural funds from the E.U., which try to reduce regional disparities in income, wealth, and opportunities, also contributed to Poland’s economic momentum.

From a sector perspective, the financials sector, which represented approximately 43% of the Index on average, was the most significant contributor to the Index’s return for the reporting period. Poland’s robust macroeconomic environment led to increased credit ratings of its banks, attracting strong foreign capital inflows. Additionally, new employment opportunities in the nation’s banks are being created as financial jobs depart London due to the U.K.’s impending exit from the E.U.

The energy sector also contributed meaningfully to the Index’s performance for the reporting period. Energy companies’ earnings increased due to high oil refining profits, particularly compared to the previous year. The materials sector, especially the metals and mining industry, also contributed to the Index’s return.

In contrast, the healthcare sector, which represented less than 1% of the Index on average, marginally detracted from the Index’s return for the reporting period.

The Polish zloty, which appreciated about 9% relative to the U.S. dollar during the reporting period, was a large contributor to the Index’s performance, as returns on Polish investments were higher when translated back into U.S. dollars.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	43.37%
Energy	19.55
Materials	9.97
Consumer Discretionary	8.94
Utilities	8.56
Information Technology	3.48
Telecommunication Services	1.92
Industrials	1.90
Consumer Staples	1.23
Real Estate	0.79
Health Care	0.29

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Polski Koncern Naftowy ORLEN SA	12.68%
Powszechna Kasa Oszczednosci Bank Polski SA	11.90
Powszechny Zaklad Ubezpieczen SA	10.08
Bank Pekao SA	6.79
KGHM Polska Miedz SA	4.43
PGE Polska Grupa Energetyczna SA	4.39
Polskie Gornictwo Naftowe i Gazownictwo SA	4.34
LPP SA	4.20
Bank Zachodni WBK SA	4.18
CCC SA	2.73

TOTAL	65.72%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	21

Management’s Discussion of Fund Performance

iSHARES® MSCI QATAR CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	(16.52)%	(15.79)%	(16.00)%	(16.52)%	(15.79)%	(16.00)%
Since Inception	(8.34)%	(8.04)%	(7.84)%	(25.25)%	(24.42)%	(23.83)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$849.20	$2.84	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

22	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI QATAR CAPPED ETF

The iShares MSCI Qatar Capped ETF (the “Fund”) seeks to track the investment results of an index composed of Qatar equities, as represented by the MSCI All Qatar Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was -16.52%, net of fees, while the total return for the Index was -16.00%.

Qatari stocks were negatively impacted by a major diplomatic crisis between Qatar and several other important regional powers, including Saudi Arabia and the United Arab Emirates (the “U.A.E.”). The crisis began when a group of Middle Eastern countries presented Qatar with a list of demands, including the closure of a television network and reducing ties with Iran. After a deadline to meet those demands was not met, the nations ended diplomatic and economic ties with Qatar in June 2017. Qatari stock prices declined in the wake of the crisis as investors anticipated that the ongoing dispute and closure of Qatar’s only land border would negatively impact the economy.

From a sector perspective, the financials sector was the primary detractor from the Index’s performance for the reporting period. Qatari banks were negatively affected by the diplomatic crisis, as the U.A.E., a regional financial center, ended ties with Qatari financial institutions in June 2017. As depositors in nations involved in the standoff with Qatar throughout the region withdrew funds, investors anticipated that the reduction in capital would increase borrowing costs and reduce profits.

The real estate sector was also a significant detractor from the Index’s return for the reporting period. The debt-heavy sector was negatively affected by the diplomatic crisis as Qatari debt was downgraded, impacting the ability of companies to borrow. The sector was also affected by the announcement in May 2017 that a major Qatari real estate company will go private, sharply reducing stock prices.

Other significant detractors from the Index’s performance for the reporting period included the industrials, energy, and telecommunications services sectors. Only the materials sector contributed, fractionally, to the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	54.73%
Industrials	15.64
Real Estate	11.13
Telecommunication Services	7.13
Utilities	4.34
Energy	3.70
Materials	1.29
Health Care	1.06
Consumer Staples	0.98

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Qatar National Bank QPSC	22.19%
Masraf Al Rayan QSC	10.44
Industries Qatar QSC	10.10
Commercial Bank PQSC (The)	4.69
Qatar Insurance Co. SAQ	4.63
Ooredoo QSC	4.62
Qatar Islamic Bank SAQ	4.61
Ezdan Holding Group QSC	4.58
Qatar Electricity & Water Co. QSC	4.34
Qatar Navigation QSC	3.17

TOTAL	73.37%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	23

Management’s Discussion of Fund Performance

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	24.06%	23.41%	25.38%	24.06%	23.41%	25.38%
Since Inception	4.79%	4.57%	5.82%	9.61%	9.16%	11.70%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 9/16/15. The first day of secondary market trading was 9/17/15.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,084.30	$3.89	$1,000.00	$1,021.50	$3.77	0.74%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

24	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

The iShares MSCI Saudi Arabia Capped ETF (the “Fund”) seeks to track the investment results of a broad-based index composed of Saudi Arabian equities, as represented by the MSCI Saudi Arabia IMI 25/50 Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 24.06%, net of fees, while the total return for the Index was 25.38%.

Despite slowing economic growth, Saudi Arabian stocks gained during the reporting period. Early in the reporting period, Saudi stocks made broad-based gains as oil prices rebounded from a low in early 2016 and the country’s first international bond offering increased investor confidence. More recently, Saudi stocks have benefited from the announcement that MSCI is considering upgrading Saudi Arabia to emerging markets status and including Saudi stocks in the MSCI Emerging Markets Index. The elevation of a reformist to crown prince of the country was also seen as encouraging by investors.

From a sector perspective, the largest contributor to the Index’s return was the financials sector, which represented approximately 36% of the Index on average for the reporting period. Within this sector, banks were the leading industry, benefiting from a Moody’s upgraded outlook for the industry and improving profits. Saudi banks also benefited from interest rate increases in the U.S., as the Saudi currency is pegged to the U.S. dollar at a fixed exchange rate. The fixed exchange rate means that interest rates rise in Saudi Arabia when they rise in the U.S., which is generally beneficial for banks.

The materials sector was also a significant contributor to the Index’s performance for the reporting period, with the chemicals industry making up the majority of the gains. This industry was helped by cost cutting measures taken in response to oil prices which remain low by historical standards.

The consumer staples sector contributed to the Index’s return for the reporting period, as Saudi consumer spending remained robust. The telecommunication services sector also contributed moderately to the Index’s return, while the real estate and industrials sectors detracted fractionally from the Index’s performance.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	38.77%
Materials	32.30
Consumer Staples	7.76
Telecommunication Services	7.69
Utilities	4.13
Consumer Discretionary	3.23
Health Care	2.93
Real Estate	1.53
Industrials	1.10
Energy	0.56

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Saudi Basic Industries Corp.	14.60%
Al Rajhi Bank	10.44
National Commercial Bank	8.27
Saudi Telecom Co.	5.93
Almarai Co.	4.60
Samba Financial Group	4.42
Saudi Arabian Mining Co.	4.08
Saudi Electricity Co.	3.90
Riyad Bank	2.67
Yanbu National Petrochemical Co.	2.52

TOTAL	61.43%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	25

Management’s Discussion of Fund Performance

iSHARES® MSCI UAE CAPPED ETF

Performance as of August 31, 2017

	Average Annual Total Returns			Cumulative Total Returns
	NAV	MARKET	INDEX	NAV	MARKET	INDEX
1 Year	7.33%	8.66%	8.19%	7.33%	8.66%	8.19%
Since Inception	(6.24)%	(6.19)%	(5.72)%	(19.38)%	(19.22)%	(17.83)%

GROWTH OF $10,000 INVESTMENT

(SINCE INCEPTION AT NET ASSET VALUE)

The inception date of the Fund was 4/29/14. The first day of secondary market trading was 5/1/14.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. See “About Fund Performance” on page 28 for more information.

Shareholder Expenses
Actual			Hypothetical 5% Return
Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Beginning Account Value (3/1/17)	Ending Account Value (8/31/17)	Expenses Paid During Period [a]	Annualized Expense Ratio
$1,000.00	$1,070.30	$3.18	$1,000.00	$1,022.10	$3.11	0.61%

[a]	Expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days) and divided by the number of days in the year (365 days). See “Shareholder Expenses” on page 28 for more information.

26	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Management’s Discussion of Fund Performance (Continued)

iSHARES® MSCI UAE CAPPED ETF

The iShares MSCI UAE Capped ETF (the “Fund”) seeks to track the investment results of an index composed of UAE equities, as represented by the MSCI All UAE Capped Index (the “Index”). The Fund invests in a representative sample of securities included in the Index that collectively has an investment profile similar to the Index. Due to the use of representative sampling, the Fund may or may not hold all of the securities that are included in the Index. For the 12-month reporting period ended August 31, 2017, the total return for the Fund was 7.33%, net of fees, while the total return for the Index was 8.19%.

The reporting period for the United Arab Emirates (the “U.A.E.”) was characterized by steady but modest economic growth and relatively low equity market volatility. Despite uncertainty created by a diplomatic and economic standoff between Qatar and a group of Arab states including the U.A.E., stock prices rose steadily as foreign investment increased. The U.A.E. government continued its effort to reduce reliance on oil markets and planned for future initial public offerings (“IPOs”) of several important state-owned businesses.

From a sector perspective, the financials sector was the principal contributor to the Index’s return for the reporting period, with banks making up a large portion of the gains. The banks industry, which benefited from increased merger activity, performed well even as the ongoing diplomatic crisis prompted U.A.E. banks to withdraw funds from Qatar. The diversified financials industry also contributed to the Index’s performance, benefiting from cost-saving actions and reductions in provisions for bad loans.

The real estate sector was another major contributor to the Index’s return for the reporting period. The sector was boosted by the announcement that a major company would spin off one of its divisions into an IPO. Increased infrastructure spending related to the upcoming Expo 2020 in Dubai also benefited the sector.

In contrast, the consumer discretionary sector detracted from the Index’s return for the reporting period as the theme park industry struggled. Four major theme parks opened in the Dubai area during the reporting period, and expenses related to the parks were higher than initially expected. The telecommunication services and consumer staples sectors were also modest detractors from the Index’s return.

ALLOCATION BY SECTOR

As of 8/31/17

Sector	Percentage of Total Investments*

Financials	30.46%
Real Estate	30.32
Telecommunication Services	17.59
Industrials	10.77
Health Care	5.04
Energy	2.92
Consumer Discretionary	1.93
Consumer Staples	0.97

TOTAL	100.00%

TEN LARGEST FUND HOLDINGS

As of 8/31/17

Security	Percentage of Total Investments*

Emirates Telecommunications Group Co. PJSC	17.59%
Emaar Properties PJSC	16.72
First Abu Dhabi Bank PJSC	8.06
NMC Health PLC	5.05
DP World Ltd.	4.68
DAMAC Properties Dubai Co. PJSC	4.61
Abu Dhabi Commercial Bank PJSC	4.51
Aldar Properties PJSC	4.33
Dubai Islamic Bank PJSC	4.19
Union National Bank PJSC	3.15

TOTAL	72.89%

*	Excludes money market funds.

MANAGEMENT’S DISCUSSIONS OF FUND PERFORMANCE	27

About Fund Performance

Past performance is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.ishares.com. Performance results assume reinvestment of all dividends and capital gain distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. The investment return and principal value of shares will vary with changes in market conditions. Shares may be worth more or less than their original cost when they are redeemed or sold in the market. Performance for certain funds may reflect a waiver of a portion of investment advisory fees. Without such a waiver, performance would have been lower.

Net asset value or “NAV” is the value of one share of a fund as calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of a fund are listed for trading, as of the time that such fund’s NAV is calculated. Certain funds may have a NAV which is determined prior to the opening of regular trading on its listed exchange and their market returns are calculated using the midpoint of the bid/ask spread as of the opening of regular trading on the exchange. Market and NAV returns assume that dividends and capital gain distributions have been reinvested at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower.

Shareholder Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares and (2) ongoing costs, including management fees and other fund expenses. The expense example, which is based on an investment of $1,000 invested on March 1, 2017 (or commencement of operations, as applicable) and held through August 31, 2017, is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses — The table provides information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. To estimate the expenses that you paid on your account over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number corresponding to your Fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Example for Comparison Purposes — The table also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of fund shares. Therefore, the hypothetical examples are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

28	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 100.02%

BANKS — 29.78%
BBVA Banco Continental SA	3,560,102	$4,349,222
Credicorp Ltd.	190,777	38,697,207
Intercorp Financial Services Inc.	219,512	7,682,920
Scotiabank Peru SAA	12,105	125,102

		50,854,451
CONSTRUCTION & ENGINEERING — 2.05%
Grana y Montero SAA[a]	4,988,192	3,508,585

		3,508,585
CONSTRUCTION MATERIALS — 5.40%
Cementos Pacasmayo SAA	2,193,929	5,414,602
Union Andina de Cementos SAA	4,921,945	3,811,224

		9,225,826
ELECTRIC UTILITIES — 3.09%
Enel Distribucion Peru SAA	1,088,354	1,846,660
Luz del Sur SAA	946,445	3,430,735

		5,277,395
FOOD & STAPLES RETAILING — 2.90%
InRetail Peru Corp.[b]	270,712	4,954,030

		4,954,030
FOOD PRODUCTS — 5.50%
Alicorp SAA	2,927,293	7,901,840
Casa Grande SAA[a]	760,074	1,493,651

		9,395,491
METALS & MINING — 44.13%
Cia. de Minas Buenaventura SAA ADR	1,199,541	16,109,836
Cia. Minera Milpo SAA[a]	4,444,837	5,128,394
Hochschild Mining PLC	1,883,531	6,890,322
Minsur SAa	8,036,756	3,297,512
Pan American Silver Corp.	187,756	3,486,309
Sociedad Minera Cerro Verde SAA[a]	172,469	4,173,750
Southern Copper Corp.	539,915	21,974,540
Tahoe Resources Inc.	778,961	3,702,977
Trevali Mining Corp.[a]	3,846,889	4,418,361
Volcan Cia. Minera SAA Class B	21,558,862	6,185,328

		75,367,329
MULTILINE RETAIL — 3.04%
SACI Falabella	516,920	5,197,084

		5,197,084

Security	Shares	Value
OIL, GAS & CONSUMABLE FUELS — 0.90%
Refineria La Pampilla SAA Relapasa[a]	21,578,849	$1,531,123

		1,531,123
TRADING COMPANIES & DISTRIBUTORS — 3.23%
Ferreycorp SAA	9,306,863	5,512,626

		5,512,626

TOTAL COMMON STOCKS
(Cost: $213,223,911)		170,823,940

SHORT-TERM INVESTMENTS — 0.05%

MONEY MARKET FUNDS — 0.05%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	92,100	92,100

		92,100

TOTAL SHORT-TERM INVESTMENTS
(Cost: $92,100)		92,100

TOTAL INVESTMENTS IN SECURITIES — 100.07%
(Cost: $213,316,011)[e]		170,916,040
Other Assets, Less Liabilities — (0.07)%		(122,150)

NET ASSETS — 100.00%		$170,793,890

ADR — American Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $224,027,776. Net unrealized depreciation was $53,111,736, of which $16,545,741 represented gross unrealized appreciation on investments and $69,657,477 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	29

Schedule of Investments (Continued)

iSHARES® MSCI ALL PERU CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	96,476	—	(4,376)[b]	92,100	$92,100	$29	$—	$1,254

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$170,823,940	$—	$—	$170,823,940
Money market funds	92,100	—	—	92,100

Total	$170,916,040	$—	$—	$170,916,040

See notes to financial statements.

30	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI ARGENTINA AND GLOBAL EXPOSURE ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 98.15%

ARGENTINA — 51.01%
Adecoagro SAa	39,780	$385,866
Arcos Dorados Holdings Inc. Class Aa	52,440	450,984
Banco Macro SA ADR	14,496	1,504,830
BBVA Banco Frances SA ADR	27,792	477,467
Cresud SACIF y A ADR[a]	16,308	314,744
Empresa Distribuidora y Comercializadora Norte SA ADR[a]	4,320	152,064
Globant SAa	11,112	432,146
Grupo Clarin SA Class B GDR[b,c]	14,748	419,581
Grupo Financiero Galicia SA ADR	16,104	734,342
Grupo Supervielle SA ADR	15,720	321,160
IRSA Inversiones y Representaciones SA ADR[a]	11,376	275,299
Pampa Energia SA ADR[a]	8,976	547,626
Telecom Argentina SA ADR	21,684	649,436
Transportadora de Gas del Sur SA ADR[a]	30,996	539,021
YPF SA ADR	33,204	666,072

		7,870,638
CANADA — 5.16%
Finning International Inc.	12,396	282,475
Pan American Silver Corp.	14,112	262,036
SSR Mining Inc.[a]	24,144	251,117

		795,628
CHILE — 3.25%
Cencosud SA	84,144	252,952
Cia. Cervecerias Unidas SA	18,204	248,157

		501,109
ITALY — 13.04%
Tenaris SA	150,660	2,011,513

		2,011,513
MEXICO — 1.60%
Arca Continental SAB de CV	33,600	246,588

		246,588
SPAIN — 1.66%
Prosegur Cia. de Seguridad SA	37,644	255,998

		255,998

Security	Shares	Value
UNITED STATES — 22.43%
MercadoLibre Inc.	13,392	$3,461,430

		3,461,430

TOTAL COMMON STOCKS
(Cost: $15,225,011)		15,142,904

PREFERRED STOCKS — 1.73%

CHILE — 1.73%
Embotelladora Andina SA Class B, Preference Shares	56,460	266,047

		266,047
TOTAL PREFERRED STOCKS
(Cost: $233,427)		266,047

SHORT-TERM INVESTMENTS — 0.28%

MONEY MARKET FUNDS — 0.28%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[d,e]	43,863	43,863

		43,863

TOTAL SHORT-TERM INVESTMENTS
(Cost: $43,863)		43,863

TOTAL INVESTMENTS IN SECURITIES — 100.16%
(Cost: $15,502,301)[f]		15,452,814
Other Assets, Less Liabilities — (0.16)%		(24,978)

NET ASSETS — 100.00%		$15,427,836

ADR — American Depositary Receipts

GDR — Global Depositary Receipts

[a]	Non-income earning security.
[b]	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
[c]	Grupo Clarin SA underwent a partial demerger to spin off its cable television, internet and mobile businesses into a new corporation under the name Cablevision Holding SA, effective on August 31, 2017. For each Grupo Clarin Class B GDR held, the Fund will receive 0.3715 of a new Grupo Clarin Class B GDR and 1.257 of a new Cablevision Holding Class B GDR. The holdings of Grupo Clarin disclosed in the schedule of investments represents the pre-spinoff Grupo Clarin Class B GDRs which is inclusive of its equity interest in its cablevision subsidiary.
[d]	Affiliated issuer. See Schedule 1.
[e]	The rate quoted is the annualized seven-day yield of the fund at period end.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $15,977,105. Net unrealized depreciation was $524,291, of which $619,312 represented gross unrealized appreciation on investments and $1,143,603 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	31

Schedule of Investments (Continued)

iSHARES® MSCI ARGENTINA AND GLOBAL EXPOSURE ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the period ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 04/25/17 [a]	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [b]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	—	43,863	[c]	—	43,863	$43,863	$—	$—	$76

a	The Fund commencement of operations on April 25, 2017.
[b]	Includes realized capital gain distributions from an affiliated fund, if any.
[c]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$15,142,904	$—	$—	$15,142,904
Preferred stocks	266,047	—	—	266,047
Money market funds	43,863	—	—	43,863

Total	$15,452,814	$—	$—	$15,452,814

See notes to financial statements.

32	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 74.05%

AUTO COMPONENTS — 1.23%
Mahle-Metal Leve SA	58,100	$353,610
Tupy SA	77,000	410,640

		764,250
BANKS — 0.03%
Banco ABC Brasil SAa	3,991	21,068

		21,068
COMMERCIAL SERVICES & SUPPLIES — 1.12%
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	109,961	698,603

		698,603
CONSTRUCTION MATERIALS — 0.93%
Magnesita Refratarios SA	46,220	580,238

		580,238
DIVERSIFIED CONSUMER SERVICES — 6.83%
Estacio Participacoes SA	415,800	3,410,764
GAEC Educacao SA	53,900	320,339
Ser Educacional SAb	56,800	526,940

		4,258,043
ELECTRIC UTILITIES — 3.43%
Alupar Investimento SA Units	223,372	1,327,546
Light SAa	123,200	806,598

		2,134,144
FOOD PRODUCTS — 5.22%
Marfrig Global Foods SAa	331,100	750,288
Minerva SA	161,700	595,110
Sao Martinho SA	246,400	1,366,518
SLC Agricola SA	77,000	543,279

		3,255,195
HEALTH CARE PROVIDERS & SERVICES — 5.26%
Alliar Medicos A Frente SAa	61,600	321,073
Fleury SA	219,600	2,212,436
Instituto Hermes Pardini SA	77,000	743,950

		3,277,459
HOTELS, RESTAURANTS & LEISURE — 3.00%
CVC Brasil Operadora e Agencia de Viagens SA	154,000	1,869,663

		1,869,663
HOUSEHOLD DURABLES — 7.14%
Cyrela Brazil Realty SA Empreendimentos e Participacoes	400,400	1,677,214

Security	Shares	Value
Even Construtora e Incorporadora SAa	192,500	$291,829
EZ TEC Empreendimentos e Participacoes SA	84,753	600,136
MRV Engenharia e Participacoes SA	438,900	1,881,727

		4,450,906
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.83%
AES Tiete Energia SA	254,100	1,142,721

		1,142,721
INSURANCE — 0.87%
Wiz Solucoes e Corretagem de Seguros SA	100,100	541,786

		541,786
INTERNET & DIRECT MARKETING RETAIL — 2.93%
B2W Cia. Digital[a]	310,827	1,826,564

		1,826,564
MACHINERY — 1.67%
Iochpe Maxion SA	161,707	1,038,148

		1,038,148
MEDIA — 4.85%
Multiplus SA	77,000	917,946
Smiles SA	95,300	2,105,326

		3,023,272
MULTILINE RETAIL — 3.23%
Magazine Luiza SA	10,000	1,805,209
Marisa Lojas SAa	92,400	209,383

		2,014,592
OIL, GAS & CONSUMABLE FUELS — 0.47%
QGEP Participacoes SA	123,200	295,230

		295,230
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.36%
Aliansce Shopping Centers SAa	138,600	766,464
BR Properties SA	184,800	645,474
Iguatemi Empresa de Shopping Centers SA	136,600	1,623,684
Sonae Sierra Brasil SA	38,500	301,006

		3,336,628
ROAD & RAIL — 1.61%
Cosan Logistica SAa	169,403	432,331
JSL SAa	69,300	173,996
Movida Participacoes SAa	130,900	394,807

		1,001,134

SCHEDULES OF INVESTMENTS	33

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
SOFTWARE — 4.61%
Linx SA	192,500	$1,121,431
TOTVS SA	177,100	1,748,232

		2,869,663
SPECIALTY RETAIL — 4.70%
Cia. Hering	223,300	1,916,159
Via Varejo SA	192,500	1,009,471

		2,925,630
TEXTILES, APPAREL & LUXURY GOODS — 2.44%
Arezzo Industria e Comercio SA	69,300	1,008,296
Guararapes Confeccoes SA	12,800	514,124

		1,522,420
TRANSPORTATION INFRASTRUCTURE — 3.09%
EcoRodovias Infraestrutura e Logistica SA	346,500	1,178,328
Prumo Logistica SAa	115,500	414,801
Santos Brasil Participacoes SAa	361,900	333,553

		1,926,682
WATER UTILITIES — 2.20%
Cia. de Saneamento de Minas Gerais-COPASA	100,100	1,371,486

		1,371,486

TOTAL COMMON STOCKS
(Cost: $26,602,416)		46,145,525

PREFERRED STOCKS — 25.48%

AIRLINES — 0.89%
GOL Linhas Aereas Inteligentes SA, Preference Shares	154,000	554,536

		554,536
BANKS — 3.30%
Banco ABC Brasil SA, Preference Shares	104,265	563,666
Banco do Estado do Rio Grande do Sul SA Class B, Preference Shares	277,200	1,490,640

		2,054,306
ELECTRIC UTILITIES — 1.81%
Cia. Energetica do Ceara Class A, Preference Shares	18,900	312,292
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	161,700	818,149

		1,130,441

Security	Shares	Value
GAS UTILITIES — 1.06%
Cia. de Gas de Sao Paulo – COMGAS, Preference Shares	38,500	$660,745

		660,745
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 2.20%
Cia. Energetica de Sao Paulo Class B, Preference Shares	292,600	1,369,797

		1,369,797
MACHINERY — 2.40%
Marcopolo SA, Preference Shares	754,600	932,922
Randon SA Implemetos e Participacoes, Preference Shares	277,250	562,175

		1,495,097
METALS & MINING — 9.98%
Bradespar SA, Preference Shares	346,500	2,960,136
Metalurgica Gerdau SA, Preference Shares	985,600	1,772,949
Usinas Siderurgicas de Minas Gerais SA Class A, Preference Shares	677,600	1,483,788

		6,216,873
TEXTILES, APPAREL & LUXURY GOODS — 1.63%
Alpargatas SA, Preference Shares	231,000	1,013,142

		1,013,142
WATER UTILITIES — 2.21%
Cia. de Saneamento do Parana, Preference Shares	415,800	1,379,635

		1,379,635
TOTAL PREFERRED STOCKS
(Cost: $7,976,496)		15,874,572

SHORT-TERM INVESTMENTS — 0.00%

MONEY MARKET FUNDS — 0.00%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	1,362	1,362

		1,362

TOTAL SHORT-TERM INVESTMENTS
(Cost: $1,362)		1,362

34	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI BRAZIL SMALL-CAP ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 99.53%
(Cost: $34,580,274)[e]	$62,021,459
Other Assets, Less Liabilities — 0.47%	294,191

NET ASSETS — 100.00%	$62,315,650

[a]	Non-income earning security.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $43,620,505. Net unrealized appreciation was $18,400,954, of which $27,667,605 represented gross unrealized appreciation on investments and $9,266,651 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	32,159	—	(30,797)[b]	1,362	$1,362	$—	$—	$161

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$46,145,525	$—	$—	$46,145,525
Preferred stocks	15,874,572	—	—	15,874,572
Money market funds	1,362	—	—	1,362

Total	$62,021,459	$—	$—	$62,021,459

See notes to financial statements.

SCHEDULES OF INVESTMENTS	35

Schedule of Investments

iSHARES® MSCI CHINA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.57%

AEROSPACE & DEFENSE — 0.09%
AviChina Industry & Technology Co. Ltd. Class Ha	3,765,000	$2,227,312

		2,227,312
AIRLINES — 0.22%
Air China Ltd. Class H	3,344,000	2,973,793
China Southern Airlines Co. Ltd. Class H	3,344,000	2,610,614

		5,584,407
AUTO COMPONENTS — 0.33%
Fuyao Glass Industry Group Co. Ltd. Class Hb	836,000	2,665,091
Minth Group Ltd.	1,254,000	5,776,144

		8,441,235
AUTOMOBILES — 2.48%
Brilliance China Automotive Holdings Ltd.	5,438,000	14,070,172
Byd Co. Ltd. Class H	1,152,500	6,862,179
Chongqing Changan Automobile Co. Ltd. Class B	1,525,784	1,996,311
Dongfeng Motor Group Co. Ltd. Class H	4,598,000	5,968,949
Geely Automobile Holdings Ltd.	8,569,000	21,065,433
Great Wall Motor Co. Ltd. Class Ha	5,434,000	6,818,146
Guangzhou Automobile Group Co. Ltd. Class H	3,782,000	7,461,120

		64,242,310
BANKS — 14.86%
Agricultural Bank of China Ltd. Class H	45,980,000	21,619,815
Bank of China Ltd. Class H	139,612,000	73,494,552
Bank of Communications Co. Ltd. Class H	15,466,200	11,817,347
China CITIC Bank Corp. Ltd. Class H	15,884,800	10,493,189
China Construction Bank Corp. Class H	148,181,000	129,882,854
China Everbright Bank Co. Ltd. Class H	4,807,000	2,309,389
China Merchants Bank Co. Ltd. Class H	6,897,150	25,997,218

Security	Shares	Value
China Minsheng Banking Corp. Ltd. Class H	9,718,800	$9,698,372
Chongqing Rural Commercial Bank Co. Ltd. Class H	4,389,000	3,056,309
Industrial & Commercial Bank of China Ltd. Class H	129,789,000	97,178,611

		385,547,656
BEVERAGES — 0.35%
China Resources Beer Holdings Co. Ltd.	2,926,000	7,342,619
Tsingtao Brewery Co. Ltd. Class H	418,000	1,733,110

		9,075,729
BIOTECHNOLOGY — 0.09%
3SBio Inc.[a,b,c]	1,777,000	2,443,064

		2,443,064
CAPITAL MARKETS — 1.90%
China Cinda Asset Management Co. Ltd. Class H	15,466,000	5,750,508
China Everbright Ltd.	1,672,000	3,819,785
China Galaxy Securities Co. Ltd. Class H	5,747,500	5,206,674
China Huarong Asset Management Co. Ltd. Class Hb	11,077,000	4,727,198
CITIC Securities Co. Ltd. Class H	3,971,000	8,808,152
GF Securities Co. Ltd. Class H	2,382,600	5,083,968
Haitong Securities Co. Ltd. Class H	5,684,800	9,529,809
Huatai Securities Co. Ltd. Class Hb	2,884,200	6,419,611

		49,345,705
CHEMICALS — 0.15%
Sinopec Shanghai Petrochemical Co. Ltd. Class H	6,270,000	3,909,512

		3,909,512
COMMERCIAL SERVICES & SUPPLIES — 0.22%
China Everbright International Ltd.	4,388,000	5,797,254

		5,797,254

36	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2017

Security	Shares	Value
COMMUNICATIONS EQUIPMENT — 0.13%
ZTE Corp. Class Hc	1,254,040	$3,420,932

		3,420,932
CONSTRUCTION & ENGINEERING — 1.05%
China Communications Construction Co. Ltd. Class H	7,733,000	10,295,582
China Railway Construction Corp. Ltd. Class H	3,448,500	4,520,774
China Railway Group Ltd. Class H	6,897,000	5,516,578
China State Construction International Holdings Ltd.	3,344,000	4,845,231
Sinopec Engineering Group Co. Ltd. Class H	2,194,500	1,979,591

		27,157,756
CONSTRUCTION MATERIALS — 0.44%
Anhui Conch Cement Co. Ltd. Class H	2,194,500	8,187,543
China National Building Material Co. Ltd. Class H	5,024,000	3,158,275

		11,345,818
DIVERSIFIED CONSUMER SERVICES — 1.32%
New Oriental Education & Technology Group Inc. ADR	236,170	19,306,898
TAL Education Group Class A ADR	492,822	14,996,573

		34,303,471
DIVERSIFIED FINANCIAL SERVICES — 0.13%
Far East Horizon Ltd.[a]	3,554,000	3,246,823

		3,246,823
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.16%
China Communications Services Corp. Ltd. Class H	4,196,800	2,273,627
China Telecom Corp. Ltd. Class H	24,662,000	12,667,460
China Unicom Hong Kong Ltd.[c]	10,450,000	15,221,461

		30,162,548
ELECTRICAL EQUIPMENT — 0.28%
Shanghai Electric Group Co. Ltd. Class Ha,c	5,024,000	2,278,837
Zhuzhou CRRC Times Electric Co. Ltd. Class H	961,400	5,030,292

		7,309,129

Security	Shares	Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.57%
AAC Technologies Holdings Inc.	1,254,000	$22,864,236
Sunny Optical Technology Group Co. Ltd.	1,254,000	17,977,346

		40,841,582
ENERGY EQUIPMENT & SERVICES — 0.11%
China Oilfield Services Ltd. Class H	3,344,000	2,743,067

		2,743,067
FOOD & STAPLES RETAILING — 0.15%
Sun Art Retail Group Ltd.	4,180,000	3,850,762

		3,850,762
FOOD PRODUCTS — 0.85%
China Huishan Dairy Holdings Co. Ltd.[a,d]	7,446,000	9
China Mengniu Dairy Co. Ltd.	5,016,000	11,715,718
Tingyi Cayman Islands Holding Corp.[a]	3,344,000	4,452,144
Want Want China Holdings Ltd.[a]	8,778,000	5,809,791

		21,977,662
GAS UTILITIES — 0.82%
China Gas Holdings Ltd.	2,930,000	7,397,582
China Resources Gas Group Ltd.[a]	1,672,000	5,896,313
ENN Energy Holdings Ltd.	1,254,000	8,067,374

		21,361,269
HEALTH CARE EQUIPMENT & SUPPLIES — 0.10%
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	3,344,000	2,670,432

		2,670,432
HEALTH CARE PROVIDERS & SERVICES — 0.48%
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	1,212,200	2,983,086
Sinopharm Group Co. Ltd. Class H	2,090,000	9,439,976

		12,423,062
HEALTH CARE TECHNOLOGY — 0.11%
Alibaba Health Information Technology Ltd.[a,c]	5,852,000	2,729,181

		2,729,181
HOTELS, RESTAURANTS & LEISURE — 0.93%
Yum China Holdings Inc.[c]	683,639	24,173,475

		24,173,475

SCHEDULES OF INVESTMENTS	37

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2017

Security	Shares	Value
HOUSEHOLD DURABLES — 0.24%
Haier Electronics Group Co. Ltd.	2,305,000	$6,125,894

		6,125,894
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.96%
CGN Power Co. Ltd. Class Hb	18,601,000	5,133,638
China Longyuan Power Group Corp. Ltd.	5,643,000	4,225,157
China Power International Development Ltd.	5,643,000	1,925,114
China Resources Power Holdings Co. Ltd.	3,344,000	6,135,584
Huaneng Power International Inc. Class H	7,524,000	4,922,140
Huaneng Renewables Corp. Ltd. Class H	8,360,000	2,563,614

		24,905,247
INDUSTRIAL CONGLOMERATES — 1.21%
Beijing Enterprises Holdings Ltd.	945,500	5,279,322
CITIC Ltd.	10,241,000	15,728,309
Fosun International Ltd.[a]	4,493,500	7,796,859
Shanghai Industrial Holdings Ltd.	836,000	2,542,251

		31,346,741
INSURANCE — 6.76%
China Life Insurance Co. Ltd. Class H	13,167,000	42,227,536
China Pacific Insurance Group Co. Ltd. Class H	4,639,800	21,846,000
China Taiping Insurance Holdings Co. Ltd.	2,842,524	8,625,870
New China Life Insurance Co. Ltd. Class H	1,358,500	8,696,261
People’s Insurance Co. Group of China Ltd. (The) Class H	12,540,000	5,912,336
PICC Property & Casualty Co. Ltd. Class H	7,942,308	14,917,610
Ping An Insurance Group Co. of China Ltd. Class H	9,196,000	73,025,625

		175,251,238
INTERNET & DIRECT MARKETING RETAIL — 3.50%
Ctrip.com International Ltd. ADR[c]	694,298	35,721,632
JD.com Inc. ADR[a,c]	1,156,397	48,464,599
Vipshop Holdings Ltd. ADR[c]	711,436	6,623,469

		90,809,700

Security	Shares	Value
INTERNET SOFTWARE & SERVICES — 37.05%
58.com Inc. ADR[a,c]	160,094	$10,026,687
Alibaba Group Holding Ltd. ADR[a,c]	2,005,355	344,399,668
Autohome Inc. ADR[a,c]	92,169	5,923,702
Baidu Inc. ADR[c]	482,790	110,100,259
Momo Inc. ADR[c]	189,981	7,319,968
NetEase Inc. ADR	138,985	38,337,622
SINA Corp./China[c]	100,111	10,194,303
Tencent Holdings Ltd.	10,011,100	420,835,998
Weibo Corp. ADR[a,c]	81,928	8,282,921
YY Inc. ADR[c]	76,494	5,715,632

		961,136,760
IT SERVICES — 0.18%
TravelSky Technology Ltd. Class H	1,672,000	4,571,779

		4,571,779
MACHINERY — 0.71%
China Conch Venture Holdings Ltd.[a]	2,821,500	5,133,638
CRRC Corp. Ltd. Class H	7,315,650	6,599,223
Haitian International Holdings Ltd.	1,045,000	3,137,757
Weichai Power Co. Ltd. Class H	3,553,000	3,659,026

		18,529,644
MEDIA — 0.15%
Alibaba Pictures Group Ltd.[a,c]	22,990,000	4,024,341

		4,024,341
METALS & MINING — 0.48%
Aluminum Corp. of China Ltd. Class Ha,c	7,106,000	5,257,012
Jiangxi Copper Co. Ltd. Class H	2,090,000	3,626,446
Zijin Mining Group Co. Ltd. Class H	10,032,000	3,678,787

		12,562,245
OIL, GAS & CONSUMABLE FUELS — 4.71%
China Coal Energy Co. Ltd. Class Ha	3,762,000	1,893,870
China Petroleum & Chemical Corp. Class H	45,145,000	34,551,879
China Shenhua Energy Co. Ltd. Class H	5,956,500	15,335,621
CNOOC Ltd.	31,559,000	37,742,813
Kunlun Energy Co. Ltd.[a]	5,852,000	5,667,724

38	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2017

Security	Shares	Value
PetroChina Co. Ltd. Class H	37,202,000	$23,766,842
Yanzhou Coal Mining Co. Ltd. Class H	3,344,000	3,358,335

		122,317,084
PAPER & FOREST PRODUCTS — 0.19%
Nine Dragons Paper (Holdings) Ltd.	2,926,000	4,882,617

		4,882,617
PERSONAL PRODUCTS — 0.40%
Hengan International Group Co. Ltd.	1,254,000	10,478,774

		10,478,774
PHARMACEUTICALS — 1.08%
China Medical System Holdings Ltd.[a]	2,090,000	3,845,422
CSPC Pharmaceutical Group Ltd.	7,530,000	11,757,131
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	836,000	3,140,428
Sihuan Pharmaceutical Holdings Group Ltd.	6,688,000	2,572,160
Sino Biopharmaceutical Ltd.	7,733,000	6,787,970

		28,103,111
REAL ESTATE MANAGEMENT & DEVELOPMENT — 4.50%
China Evergrande Group[c]	5,852,000	17,683,599
China Jinmao Holdings Group Ltd.	6,694,000	2,976,461
China Overseas Land & Investment Ltd.	6,688,000	23,371,618
China Resources Land Ltd.	5,016,665	15,672,171
China Vanke Co. Ltd. Class H	2,090,031	6,262,255
Country Garden Holdings Co. Ltd.	9,405,727	12,498,586
Fullshare Holdings Ltd.[a]	11,712,500	4,669,167
Guangzhou R&F Properties Co. Ltd. Class H	1,672,000	3,905,239
Longfor Properties Co. Ltd.	2,612,500	6,275,514
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	1,651,152	2,663,308
Shimao Property Holdings Ltd.	2,090,000	4,315,418
Sino-Ocean Group Holding Ltd.	5,225,000	3,605,083
SOHO China Ltd.	3,657,500	2,131,004

Security	Shares	Value
Sunac China Holdings Ltd.[a]	3,556,000	$10,677,382

		116,706,805
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.28%
GCL-Poly Energy Holdings Ltd.[a,c]	22,781,000	2,561,478
Semiconductor Manufacturing International Corp.[a,c]	4,911,800	4,619,061

		7,180,539
SOFTWARE — 0.13%
Kingsoft Corp. Ltd.[a]	1,465,000	3,474,168

		3,474,168
SPECIALTY RETAIL — 0.08%
GOME Electrical Appliances Holding Ltd.	19,437,000	2,036,471

		2,036,471
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.27%
Lenovo Group Ltd.[a]	12,958,000	7,086,257

		7,086,257
TEXTILES, APPAREL & LUXURY GOODS — 0.61%
ANTA Sports Products Ltd.	1,891,000	7,441,791
Shenzhou International Group Holdings Ltd.[a]	1,045,000	8,371,803

		15,813,594
TRANSPORTATION INFRASTRUCTURE — 0.80%
Beijing Capital International Airport Co. Ltd. Class H	2,508,000	4,056,920
China Merchants Port Holdings Co. Ltd.	2,090,000	6,836,305
COSCO SHIPPING Ports Ltd.[a]	2,930,000	3,462,937
Jiangsu Expressway Co. Ltd. Class H	2,090,000	3,204,518
Zhejiang Expressway Co. Ltd. Class H	2,508,000	3,137,223

		20,697,903
WATER UTILITIES — 0.56%
Beijing Enterprises Water Group Ltd.	8,360,000	7,103,348
Guangdong Investment Ltd.	5,024,000	7,420,662

		14,524,010
WIRELESS TELECOMMUNICATION SERVICES — 4.40%
China Mobile Ltd.	10,763,500	114,147,602

		114,147,602

SCHEDULES OF INVESTMENTS	39

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2017

Security	Shares	Value
TOTAL COMMON STOCKS
(Cost: $2,016,674,889)		$2,583,043,677

RIGHTS — 0.00%

INDUSTRIAL CONGLOMERATES — 0.00%
Fosun International Ltd. (Expires 09/07/17)[c]	2,907	—

		—

TOTAL RIGHTS
(Cost: $0)		—

SHORT-TERM INVESTMENTS — 14.43%

MONEY MARKET FUNDS — 14.43%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	373,781,400	373,893,534
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	527,904	527,904

		374,421,438

TOTAL SHORT-TERM INVESTMENTS
(Cost: $374,364,501)		374,421,438

Value
TOTAL INVESTMENTS IN SECURITIES — 114.00%
(Cost: $2,391,039,390)[h]	$2,957,465,115
Other Assets, Less Liabilities — (14.00)%	(363,217,829)

NET ASSETS — 100.00%	$2,594,247,286

ADR  —  American Depositary Receipts

[a]	All or a portion of this security represents a security on loan. See Note 1.
[b]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[c]	Non-income earning security.
[d]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $2,451,660,866. Net unrealized appreciation was $505,834,520, of which $700,500,028 represented gross unrealized appreciation on investments and $194,665,508 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	260,259,118	113,522,282	[b]	—	373,781,400	$373,893,534	$32,814	$56,937	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	3,910,538	—		(3,382,634)[b]	527,904	527,904	122	—	11,586

						$374,421,438	$32,936	$56,937	$11,586

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

40	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA ETF

August 31, 2017

Schedule 2 — Futures Contracts (Note 5)

Futures contracts outstanding as of August 31, 2017 were as follows:

Description	Number of contracts	Expiration date	Notional amount (000)	Value/ unrealized appreciation (depreciation)
Long Contracts:
H-Shares Index	2,400	Sep 2017	$3,457	$30,271

Schedule 3 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2		Level 3	Total
Investments:
Assets:
Common stocks	$2,583,043,668	$—		$9	$2,583,043,677
Rights	—	0	[a]	—	0	[a]
Money market funds	374,421,438	—		—	374,421,438

Total	$2,957,465,106	$0	[a]	$9	$2,957,465,115

Derivative financial instruments[b]:
Assets:
Futures contracts	$30,271	$—		$—	$30,271

Total	$30,271	$—		$—	$30,271

[a]	Rounds to less than $1.
[b]	Shown at the unrealized appreciation (depreciation) on the contracts.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	41

Schedule of Investments

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.43%

AEROSPACE & DEFENSE — 0.31%
KuangChi Science Ltd.[a,b]	198,000	$67,042

		67,042
AIR FREIGHT & LOGISTICS — 0.80%
Guangdong Yueyen Transportation Co. Ltd. Class H	27,000	17,525
Sinotrans Ltd. Class H	279,000	157,566

		175,091
AIRLINES — 0.14%
Shandong Airlines Co. Ltd. Class B	18,000	30,704

		30,704
AUTO COMPONENTS — 2.70%
Chaowei Power Holdings Ltd.[b]	99,000	51,230
China First Capital Group Ltd.[a]	396,000	158,371
Hunan Tyen Machinery Co. Ltd. Class Ba	29,700	16,097
Launch Tech Co. Ltd.	22,500	26,391
Nexteer Automotive Group Ltd.	117,000	194,341
Tianneng Power International Ltd.	90,000	77,047
Xingda International Holdings Ltd.	126,000	48,298
Zhejiang Shibao Co. Ltd. Class H	45,000	17,019

		588,794
AUTOMOBILES — 0.53%
Hybrid Kinetic Group Ltd.[a,b,c]	2,394,000	55,059
Qingling Motors Co. Ltd. Class H	90,000	28,979
Yadea Group Holdings Ltd.[d]	126,000	31,072

		115,110
BANKS — 0.29%
Bank of Chongqing Co. Ltd. Class H	76,500	64,219

		64,219
BEVERAGES — 0.86%
Anhui Gujing Distillery Co. Ltd. Class B	16,200	69,466
Dynasty Fine Wines Group Ltd.[a,b,c]	128,000	1,145
Tibet Water Resources Ltd.[a,b]	297,000	116,501

		187,112
BIOTECHNOLOGY — 0.28%
China Regenerative Medicine International Ltd.[a,b]	1,395,000	35,292
Shanghai Haohai Biological Technology Co. Ltd.[d]	5,400	26,598

		61,890

Security	Shares	Value
BUILDING PRODUCTS — 0.79%
China Fangda Group Co. Ltd. Class B	59,400	$38,935
China Lesso Group Holdings Ltd.	144,000	103,403
Far East Global Group Ltd.	72,000	9,200
Luoyang Glass Co. Ltd. Class Ha,b	36,000	21,435

		172,973
CAPITAL MARKETS — 1.01%
China Minsheng Financial Holding Corp. Ltd.[a]	1,350,000	87,971
Guolian Securities Co. Ltd.	62,000	31,450
Noah Holdings Ltd. ADR[a,b]	3,483	102,017

		221,438
CHEMICALS — 1.91%
China BlueChemical Ltd. Class H	234,000	72,056
China Lumena New Materials Corp.[a,b,c]	868,000	1
China XLX Fertiliser Ltd.	63,000	16,904
Fufeng Group Ltd.	207,600	131,831
Huabao International Holdings Ltd.	126,000	76,955
Hubei Sanonda Co. Ltd. Class Ba	23,400	23,022
Shanghai Chlor-Alkali Chemical Co. Ltd. Class Ba	58,500	44,109
Sinofert Holdings Ltd.[a,b]	270,000	37,258
Yip’s Chemical Holdings Ltd.[b]	36,000	14,075

		416,211
COMMERCIAL SERVICES & SUPPLIES — 1.08%
Beijing Enterprises Environment Group Ltd.[a]	54,000	8,487
Capital Environment Holdings Ltd.[a]	612,000	22,677
China Greenland Broad Greenstate Group Co Ltd.[b]	108,000	23,459
Dongjiang Environmental Co. Ltd. Class H	28,900	39,880
Dynagreen Environmental Protection Group Co. Ltd. Class H	54,000	28,289
Greentown Service Group Co. Ltd.	90,000	55,082
Shanghai Zhongyida Co. Ltd.[a]	51,300	22,829
Tianjin Capital Environmental Protection Group Co. Ltd. Class H	54,000	34,222

		234,925
COMMUNICATIONS EQUIPMENT — 2.26%
BYD Electronic International Co. Ltd.[b]	94,500	260,808
China All Access Holdings Ltd.[b]	162,000	45,952

42	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
China Fiber Optic Network System Group Ltd.[a,c]	181,600	$12,994
Comba Telecom Systems Holdings Ltd.	192,060	28,957
Eastern Communications Co. Ltd. Class B	41,400	26,662
Nanjing Panda Electronics Co. Ltd. Class H	18,000	10,074
O-Net Technologies Group Ltd.[a,b]	54,000	32,221
Trigiant Group Ltd.	72,000	10,303
Yangtze Optical Fibre and Cable Joint Stock Ltd. Co.[d]	22,500	64,397

		492,368
CONSTRUCTION & ENGINEERING — 0.52%
Baoye Group Co. Ltd. Class Ha	36,000	26,311
Beijing Urban Construction Design & Development Group Co. Ltd.[d]	45,000	29,784
China Singyes Solar Technologies Holdings Ltd.	72,400	23,404
Concord New Energy Group Ltd.	810,000	34,153

		113,652
CONSTRUCTION MATERIALS — 1.34%
Asia Cement China Holdings Corp.	67,500	22,424
China National Materials Co. Ltd. Class H	144,000	62,925
China Shanshui Cement Group Ltd.[a,c]	44,000	24,737
Huaxin Cement Co. Ltd. Class B	31,500	34,839
Shanghai Yaohua Pilkington Glass Group Co. Ltd. Class B	21,600	14,947
TCC International Holdings Ltd.	162,000	74,310
Tongfang Kontafarma Holdings Ltd.[a,b]	216,000	15,179
West China Cement Ltd.[a]	306,000	44,181

		293,542
CONSUMER FINANCE — 1.37%
Chong Sing Holdings FinTech Group Ltd.[a,b]	2,124,000	287,671
Differ Group Holding Co.Ltd.[a]	180,000	11,959

		299,630
CONTAINERS & PACKAGING — 0.51%
CPMC Holdings Ltd.	36,000	22,217
Greatview Aseptic Packaging Co. Ltd.[b]	144,000	88,316

		110,533

Security	Shares	Value
DISTRIBUTORS — 0.66%
China Animation Characters Co. Ltd.[b]	54,000	$21,182
China Beidahuang Industry Group Holdings Ltd.[a]	360,000	16,789
Dah Chong Hong Holdings Ltd.	108,000	53,679
Xinhua Winshare Publishing and Media Co. Ltd. Class H	63,000	51,679

		143,329
DIVERSIFIED CONSUMER SERVICES — 1.33%
China Maple Leaf Educational Systems Ltd.[b]	90,000	76,356
China Yuhua Education Corp Ltd.[d]	108,000	42,226
Fu Shou Yuan International Group Ltd.[b]	117,000	78,334
Tarena International Inc. ADR	4,446	62,778
Wisdom Education International Holdings Co. Ltd.	72,000	30,083

		289,777
DIVERSIFIED FINANCIAL SERVICES — 0.12%
Min Xin Holdings Ltd.[b]	36,000	26,449

		26,449
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.11%
APT Satellite Holdings Ltd.	49,500	24,666

		24,666
ELECTRICAL EQUIPMENT — 1.35%
Boer Power Holdings Ltd.a	36,000	10,166
China Energine International Holdings Ltd.[a]	252,000	15,938
China High Speed Transmission Equipment Group Co. Ltd.	45,000	46,400
FDG Electric Vehicles Ltd.[a,b]	1,980,000	77,162
Foshan Electrical and Lighting Co. Ltd. Class B	39,640	30,592
Hangzhou Steam Turbine Co. Ltd. Class Ba	39,524	41,461
Harbin Electric Co. Ltd. Class H	90,000	45,998
Trony Solar Holdings Co. Ltd.[a,b,c]	216,000	—
Welling Holding Ltd.	145,600	26,417

		294,134
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 5.13%
Anxin-China Holdings Ltd.[a,c]	672,000	16,314

SCHEDULES OF INVESTMENTS	43

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
AVIC International Holdings Ltd. Class H	37,184	$17,626
China Aerospace International Holdings Ltd.[b]	252,000	31,554
China Innovationpay Group Ltd.[a,b]	720,000	36,798
Ju Teng International Holdings Ltd.	108,000	42,778
Kingboard Chemical Holdings Ltd.	94,500	515,579
Kingboard Laminates Holdings Ltd.	130,500	221,434
PAX Global Technology Ltd.[b]	108,000	59,751
Technovator International Ltd.[a,b]	72,000	21,803
Tongda Group Holdings Ltd.[b]	450,000	124,769
Wasion Group Holdings Ltd.[b]	72,000	30,727

		1,119,133
ENERGY EQUIPMENT & SERVICES — 0.35%
Anton Oilfield Services Group/Hong Kong[a,b]	234,000	21,527
Hilong Holding Ltd.	108,000	13,937
Honghua Group Ltd.[a]	252,000	19,963
Wison Engineering Services Co. Ltd.[a]	153,000	21,504

		76,931
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.72%
Spring REIT[b]	99,000	44,779
Yuexiu REIT	171,000	112,522

		157,301
FOOD & STAPLES RETAILING — 0.20%
Lianhua Supermarket Holdings Co. Ltd. Class Ha	54,000	20,216
Springland International Holdings Ltd.	126,000	24,149

		44,365
FOOD PRODUCTS — 3.35%
China Agri-Industries Holdings Ltd.	288,000	134,682
China Foods Ltd.	108,000	57,405
China Huiyuan Juice Group Ltd.[a]	67,500	20,872
China Modern Dairy Holdings Ltd.[a]	198,000	38,960
China Shengmu Organic Milk Ltd.[a,b,d]	486,000	80,726
China Yurun Food Group Ltd.[a,b]	180,000	22,999
COFCO Meat Holdings Ltd.[a,b]	261,000	52,357
Health and Happiness H&H International Holdings Ltd.[a,b]	27,000	96,596
Honworld Group Ltd.[d]	27,000	12,868
Shanghai Greencourt Investment Group Co. Ltd. Class Ba	49,500	28,066
Tenwow International Holdings Ltd.	90,000	18,054

Security	Shares	Value
Yashili International Holdings Ltd.[a,b]	117,000	$22,573
Yihai International Holding Ltd.	72,000	49,218
YuanShengTai Dairy Farm Ltd.[a]	486,000	22,355
Zhou Hei Ya International Holdings Co. Ltd.[d]	81,000	73,378

		731,109
GAS UTILITIES — 0.68%
China Oil and Gas Group Ltd.[b]	736,000	51,722
Towngas China Co. Ltd.	144,000	97,516

		149,238
HEALTH CARE EQUIPMENT & SUPPLIES — 0.54%
Beijing Enterprises Medical & Health Group Ltd.[a]	594,000	37,948
Lifetech Scientific Corp.[a,b]	288,000	63,661
PW Medtech Group Ltd.[a]	81,000	16,559

		118,168
HEALTH CARE PROVIDERS & SERVICES — 1.75%
China NT Pharma Group Co.Ltd.	76,500	17,105
China Pioneer Pharma Holdings Ltd.	54,000	17,111
China Resources Phoenix Healthcare Holdings Co. Ltd.[b]	81,000	102,357
Golden Meditech Holdings Ltd.[a]	144,000	20,607
Harmonicare Medical Holdings Ltd.[d]	63,017	23,753
iKang Healthcare Group Inc. ADR[a]	6,831	99,254
New Century Healthcare Holding Co. Ltd.[a,d]	4,000	4,022
Rici Healthcare Holdings Ltd.[a,d]	63,000	14,409
Universal Medical Financial & Technical Advisory Services Co. Ltd.[b,d]	85,500	71,446
Wenzhou Kangning Hospital Co. Ltd.[d]	2,700	10,833

		380,897
HOTELS, RESTAURANTS & LEISURE — 1.73%
500.com Ltd. ADR[a,b]	3,159	32,664
Ajisen (China) Holdings Ltd.	90,000	37,948
China LotSynergy Holdings Ltd.[a]	1,080,000	20,009
China Travel International Investment Hong Kong Ltd.[b]	288,000	90,156
Haichang Ocean Park Holdings Ltd.[a,d]	162,000	36,638
Huangshan Tourism Development Co. Ltd. Class B	33,300	51,748
Shanghai Jin Jiang International Hotels Group Co. Ltd. Class H	162,000	46,159

44	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Shanghai Jinjiang International Travel Co. Ltd. Class B	9,000	$26,622
Tuniu Corp. ADR[a,b]	4,752	35,640

		377,584
HOUSEHOLD DURABLES — 2.17%
Hefei Meiling Co. Ltd. Class B	18,936	10,888
Hisense Kelon Electrical Holdings Co. Ltd. Class H	54,000	64,029
Konka Group Co. Ltd. Class Ba	94,500	38,035
Lisi Group Holdings Ltd.	270,000	21,389
Ozner Water International Holding Ltd.[a,b,d]	54,000	13,247
Q Technology Group Co. Ltd.[b]	45,000	104,875
Skyworth Digital Holdings Ltd.[b]	270,000	125,229
TCL Multimedia Technology Holdings Ltd.[a]	72,000	34,591
Wuxi Little Swan Co. Ltd. Class B	9,900	41,123
Yuxing InfoTech Investment Holdings Ltd.[a,b]	198,000	20,239

		473,645
HOUSEHOLD PRODUCTS — 0.36%
NVC Lighting Holdings Ltd.[b]	243,000	30,117
Vinda International Holdings Ltd.	27,000	47,953

		78,070
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 1.68%
Canvest Environment Protection Group Co. Ltd.	81,000	44,400
CGN Meiya Power Holdings Co. Ltd.[a,b,d]	162,000	20,906
China Datang Corp. Renewable Power Co. Ltd. Class H	315,000	35,016
China Power Clean Energy Development Co. Ltd.	61,500	34,339
Huadian Energy Co. Ltd. Class Ba	61,200	30,049
Huadian Fuxin Energy Corp. Ltd. Class H	360,000	79,576
Kong Sun Holdings Ltd.[a]	675,000	31,049
Panda Green Energy Group Ltd.[a,b]	504,000	65,685
Shanghai Lingyun Industries Development Co. Ltd. Class Ba	26,100	26,465

		367,485

Security	Shares	Value
INDUSTRIAL CONGLOMERATES — 0.08%
Chongqing Machinery & Electric Co. Ltd. Class H	144,000	$17,663

		17,663
INTERNET & DIRECT MARKETING RETAIL — 0.38%
Cogobuy Group[a,b,d]	81,000	54,852
Jumei International Holding Ltd. ADR[a,b]	8,523	28,893

		83,745
INTERNET SOFTWARE & SERVICES — 4.01%
21Vianet Group Inc. ADR[a,b]	11,421	59,275
Baozun Inc. ADR[a,b]	3,672	99,842
Bitauto Holdings Ltd. ADR[a]	2,916	104,393
Fang Holdings Ltd. ADR[a,b]	35,217	130,303
HC International Inc.	54,000	49,057
INESA Intelligent Tech Inc. Class B	41,400	29,311
Pacific Online Ltd.	45,900	8,152
Phoenix New Media Ltd. ADR[a]	4,419	19,885
Renren Inc. ADR[a]	2,304	17,372
Sino-I Technology Ltd.[a]	1,080,000	14,075
Sohu.com Inc.[a]	3,996	213,146
Tian Ge Interactive Holdings Ltd.[b,d]	72,000	49,678
Xunlei Ltd. ADR[a]	3,249	13,776
Yirendai Ltd. ADR[a]	1,647	65,880

		874,145
IT SERVICES — 1.65%
AGTech Holdings Ltd.[a,b]	360,000	73,596
Chinasoft International Ltd.[b]	288,000	153,081
Digital China Holdings Ltd.[a,b]	81,000	48,850
GDS Holdings Ltd. ADR[a]	2,322	21,711
Hi Sun Technology (China) Ltd.[a]	270,000	62,442

		359,680
LEISURE PRODUCTS — 0.23%
Shanghai Phoenix Enterprise Group Co. Ltd. Class Ba	22,500	21,712
Shenzhen China Bicycle Co. Holdings Ltd.[a]	36,000	14,351
Zhonglu Co. Ltd. Class B	10,860	15,074

		51,137
LIFE SCIENCES TOOLS & SERVICES — 0.23%
Genscript Biotech Corp.[b]	54,000	49,885

		49,885
MACHINERY — 2.97%
Changchai Co. Ltd. Class B	27,900	16,006

SCHEDULES OF INVESTMENTS	45

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
China Ocean Industry Group Ltd.[a,b]	1,515,000	$12,389
China Yuchai International Ltd.	2,124	38,954
CIMC Enric Holdings Ltd.[a]	90,000	53,817
CRCC High-Tech Equipment Corp. Ltd.	63,000	21,975
Dalian Refrigeration Co. Ltd. Class B	18,900	10,819
First Tractor Co. Ltd. Class H	54,000	25,184
Huangshi Dongbei Electrical Appliance Co. Ltd. Class B	13,500	21,897
Kama Co. Ltd.[a]	29,715	30,636
Lonking Holdings Ltd.	270,000	107,290
Sany Heavy Equipment International Holdings Co. Ltd.[a,b]	108,000	18,767
Shang Gong Group Co. Ltd. Class Ba	29,100	29,595
Shanghai Diesel Engine Co. Ltd. Class B	44,145	34,654
Shanghai Highly Group Co. Ltd. Class B	39,600	31,482
Shanghai Lingang Holdings Corp. Ltd. Class Ba	14,400	23,962
Shanghai Prime Machinery Co. Ltd. Class H	108,000	23,735
Sinotruk Hong Kong Ltd.	97,000	107,331
Sunpower Group Ltd.	36,000	16,966
Zhengzhou Coal Mining Machinery Group Co. Ltd. Class H	34,200	21,893

		647,352
MARINE — 0.55%
Chu Kong Shipping Enterprises Group Co. Ltd.	54,000	13,938
Seaspan Corp.	6,723	48,002
Sinotrans Shipping Ltd.	189,000	58,923

		120,863
MEDIA — 1.45%
Huanxi Media Group Ltd.[a,b]	90,000	22,769
Huayi Tencent Entertainment Co. Ltd.[a,b]	720,000	26,219
IMAX China Holding Inc.[a,b,d]	14,400	33,192
Nan Hai Corp. Ltd.	1,800,000	58,647
Phoenix Satellite Television Holdings Ltd.	180,000	26,219
Poly Culture Group Corp. Ltd. Class H	11,700	26,610
SMI Holdings Group Ltd.[b]	151,200	75,151
Viva China Holdings Ltd.[a]	365,600	31,765

Security	Shares	Value
Wisdom Sports Group[a,b]	117,000	$15,398

		315,970
METALS & MINING — 2.76%
Bengang Steel Plates Co. Ltd. Class Ba	56,700	24,125
Chiho Environmental Group Ltd.[a,b]	54,000	31,049
China Daye Non-Ferrous Metals Mining Ltd.[a]	864,000	15,455
China Metal Recycling Holdings Ltd.[a,c]	184,800	—
China Metal Resources Utilization Ltd.[a,b,d]	72,000	27,507
China Silver Group Ltd.[b]	144,000	29,439
Da Ming International Holdings Ltd.	36,000	16,053
Inner Mongolia Eerduosi Resourses Co. Ltd. Class B	43,200	48,082
MMG Ltd.[a]	288,000	140,569
North Mining Shares Co. Ltd.[a]	1,530,000	26,978
Real Gold Mining Ltd.[a,c]	126,000	64
Shougang Concord International Enterprises Co. Ltd.[a]	684,000	25,345
Shougang Fushan Resources Group Ltd.	342,000	77,345
Xinjiang Xinxin Mining Industry Co. Ltd. Class Ha	108,000	15,179
Zhaojin Mining Industry Co. Ltd. Class Hb	144,000	125,114

		602,304
MULTI-UTILITIES — 0.13%
Tianjin Development Holdings Ltd.	54,000	29,048

		29,048
MULTILINE RETAIL — 0.73%
Golden Eagle Retail Group Ltd.	63,000	80,496
Lifestyle China Group Ltd.[a]	112,500	41,973
Maoye International Holdings Ltd.	135,000	13,627
Parkson Retail Group Ltd.[b]	157,500	23,948

		160,044
OIL, GAS & CONSUMABLE FUELS — 1.83%
China Suntien Green Energy Corp. Ltd. Class H	216,000	46,918
Inner Mongolia Yitai Coal Co. Ltd. Class B	153,900	200,378
MIE Holdings Corp.[a]	144,000	12,879
Shanxi Guoxin Energy Corp. Ltd.[a]	17,120	17,137

46	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Sino Oil And Gas Holdings Ltd.[a]	1,215,000	$24,839
Sinopec Kantons Holdings Ltd.[b]	144,000	89,236
Yanchang Petroleum International Ltd.[a]	390,000	7,425

		398,812
PAPER & FOREST PRODUCTS — 1.90%
China Forestry Holdings Co. Ltd.[a,c]	306,000	1
China Wood Optimization Holding Ltd.	36,000	9,982
Foshan Huaxin Packaging Co. Ltd.[c]	39,100	22,581
Lee & Man Paper Manufacturing Ltd.	216,000	251,976
Qunxing Paper Holdings Co. Ltd.[a,c]	148,000	1,702
Shandong Chenming Paper Holdings Ltd. Class B	55,823	81,454
Shandong Chenming Paper Holdings Ltd. Class H	31,500	45,963
Superb Summit International Group Ltd.[a,c]	59,500	456

		414,115
PHARMACEUTICALS — 4.71%
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	36,000	47,470
China Animal Healthcare Ltd.[a,b,c]	140,000	5,009
China Shineway Pharmaceutical Group Ltd.	36,000	32,843
China Traditional Chinese Medicine Holdings Co. Ltd.[b]	270,000	163,522
Consun Pharmaceutical Group Ltd.[b]	54,000	43,744
Dawnrays Pharmaceutical Holdings Ltd.	72,000	42,870
Hua Han Health Industry Holdings Ltd. Class Ha,b,c	651,960	34,987
Hutchison China Meditech Ltd.[a]	2,898	141,994
Lee’s Pharmaceutical Holdings Ltd.[b]	36,000	28,519
Livzon Pharmaceutical Group Inc. Class H	14,066	76,562
Luye Pharma Group Ltd.[b]	157,500	79,691
Pengqi Technology Development Co. Ltd. Class B	32,000	28,896
Shandong Xinhua Pharmaceutical Co. Ltd. Class H	22,000	20,548
Shanghai Fudan-Zhangjiang Bio-Pharmaceutical Co. Ltd. Class H	36,000	18,445
Shanghai Kai Kai Industrial Co. Ltd.	11,700	11,957

Security	Shares	Value
Shanghai Shenqi Pharmaceutical Investment Management Co. Ltd.	5,400	$6,944
SSY Group Ltd.	216,255	100,025
Tianjin ZhongXin Pharmaceutical Group Corp. Ltd.	26,100	29,493
Tong Ren Tang Technologies Co. Ltd. Class H	81,000	113,845

		1,027,364
PROFESSIONAL SERVICES — 1.03%
51job Inc. ADR[a]	3,294	195,664
Zhaopin Ltd. ADR[a]	1,647	30,140

		225,804
REAL ESTATE MANAGEMENT & DEVELOPMENT — 17.28%
Agile Group Holdings Ltd.	216,000	258,876
AVIC International Holding HK Ltd.[a]	468,000	22,424
Beijing Capital Land Ltd. Class H	144,000	72,861
Beijing North Star Co. Ltd. Class H	90,000	36,568
Beijing Properties Holdings Ltd.[a,b]	288,000	12,327
C C Land Holdings Ltd.[a]	216,500	47,580
Carnival Group International Holdings Ltd.[a,b]	810,077	66,243
Central China Real Estate Ltd.[a,b]	99,038	38,216
China Aoyuan Property Group Ltd.[b]	153,000	64,708
China Electronics Optics Valley Union Holding Co Ltd.	360,000	33,119
China Logistics Property Holdings Co. Ltd.[a,b]	171,000	58,337
China Merchants Land Ltd.[b]	180,000	36,108
China Overseas Grand Oceans Group Ltd.	126,000	68,583
China Overseas Property Holdings Ltd.[b]	180,000	38,178
China SCE Property Holdings Ltd.[b]	162,800	83,205
China South City Holdings Ltd.	396,000	81,462
CIFI Holdings Group Co. Ltd.	450,000	252,988
Colour Life Services Group Co. Ltd.[b]	45,000	29,611
Crown International Corp Ltd.[a,b]	126,000	20,607
Fantasia Holdings Group Co. Ltd.	216,000	29,255
Future Land Development Holdings Ltd.	234,000	95,975
Gemdale Properties & Investment Corp. Ltd.	522,000	50,690
Glorious Property Holdings Ltd.[a]	387,000	43,020
Greenland Hong Kong Holdings Ltd.	108,000	37,948

SCHEDULES OF INVESTMENTS	47

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
Greentown China Holdings Ltd.	94,500	$114,707
Guangdong Land Holdings Ltd.[a]	72,000	15,915
Guorui Properties Ltd.[b]	117,000	36,327
HKC Holdings Ltd.	18,920	14,263
Hopson Development Holdings Ltd.	90,000	85,096
Hydoo International Holding Ltd.[a]	180,000	14,719
K Wah International Holdings Ltd.	180,000	104,185
Kaisa Group Holdings Ltd.[a,b]	567,000	265,879
KWG Property Holding Ltd.	166,500	151,471
Logan Property Holdings Co. Ltd.	162,000	151,724
Minmetals Land Ltd.	216,000	30,911
Poly Property Group Co. Ltd.[a]	270,000	141,443
Powerlong Real Estate Holdings Ltd.	162,000	81,968
Renhe Commercial Holdings Co. Ltd.[a]	2,160,000	50,230
Road King Infrastructure Ltd.	36,000	47,838
Ronshine China Holdings Ltd.[a]	54,000	58,095
Shanghai Industrial Urban Development Group Ltd.	198,000	43,261
Shanghai Shibei Hi-Tech Co. Ltd. Class B	71,000	40,683
Shenzhen Investment Ltd.	414,000	188,844
Shenzhen SEG Co. Ltd. Class B	32,400	15,607
Shenzhen Wongtee International Enterprise Co. Ltd. Class Ba	19,800	11,916
Shui On Land Ltd.	535,500	125,212
Sinolink Worldwide Holdings Ltd.[a]	252,000	35,740
SRE Group Ltd.[a]	810,000	21,217
Suncity Group Holdings Ltd.[a,b]	270,000	15,352
Tian Shan Development Holding Ltd.	36,000	14,581
Xinyuan Real Estate Co. Ltd. ADR	5,247	26,340
Yuexiu Property Co. Ltd.	936,000	172,216
Yuzhou Properties Co. Ltd.	180,440	115,967

		3,770,596
ROAD & RAIL — 0.59%
Dazhong Transportation Group Co. Ltd. Class B	97,200	66,485
eHi Car Services Ltd. ADR[a]	3,312	30,636
Shanghai Jinjiang International Industrial Investment Co. Ltd. Class B	23,400	32,034

		129,155

Security	Shares	Value
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.69%
China Electronics Corp. Holdings Co. Ltd.	126,000	$17,870
Hua Hong Semiconductor Ltd.[d]	54,000	71,757
JA Solar Holdings Co. Ltd. ADR[a,b]	5,805	38,777
JinkoSolar Holding Co. Ltd.[a,b]	2,907	80,902
Shanghai Fudan Microelectronics Group Co. Ltd. Class Ha	36,000	24,609
Xinyi Solar Holdings Ltd.[b]	396,000	134,590

		368,505
SOFTWARE — 3.64%
Beijing Beida Jade Bird Universal Sci-Tech Co. Ltd. Class Ha	90,000	18,399
BII Railway Transportation Technology Holdings Co. Ltd.[a,b]	72,000	8,556
Boyaa Interactive International Ltd.[a,b]	72,000	28,519
Changyou.com Ltd. ADR[a]	2,376	95,088
Chanjet Information Technology Co. Ltd. Class Ha	9,000	12,097
Cheetah Mobile Inc. ADR[a,b]	4,437	40,465
Gridsum Holding Inc. ADR[a]	2,025	18,812
IGG Inc.	108,000	169,180
Kingdee International Software Group Co. Ltd.[a,b]	252,022	107,230
Leyou Technologies Holdings Ltd.[a]	180,000	39,558
National Agricultural Holdings Ltd.[a,b,c]	126,000	17,226
NetDragon Websoft Holdings Ltd.[b]	27,000	99,355
NQ Mobile Inc. ADR[a,b]	10,719	35,694
Ourgame International Holdings Ltd.[a,b]	45,000	10,695
Rentian Technology Holdings Ltd.[a]	450,000	21,849
Shanghai Baosight Software Co. Ltd. Class B	31,580	46,044
Sinosoft Technology Group Ltd.[b]	81,012	24,843

		793,610
SPECIALTY RETAIL — 1.94%
Boshiwa International Holding Ltd.[a,b,c]	153,000	1,368
China Harmony New Energy Auto Holding Ltd.[a,b]	117,000	60,545
China ZhengTong Auto Services Holdings Ltd.	121,500	114,880
Hengdeli Holdings Ltd.	288,000	16,559
Pou Sheng International Holdings Ltd.[b]	288,000	53,357
Zhongsheng Group Holdings Ltd.	81,000	175,942

		422,651

48	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.32%
Coolpad Group Ltd.[a,c]	432,000	$35,878
Goldpac Group Ltd.	45,000	13,340
TPV Technology Ltd.	126,000	21,734

		70,952
TEXTILES, APPAREL & LUXURY GOODS — 4.32%
361 Degrees International Ltd.	81,000	34,878
Best Pacific International Holdings Ltd.[b]	36,000	20,147
Bosideng International Holdings Ltd.	378,000	32,359
C.banner International Holdings Ltd.[a,b]	135,000	49,678
China Dongxiang Group Co. Ltd.	459,000	82,106
China Lilang Ltd.	54,000	42,433
China Longevity Group Co. Ltd.[a,c]	96,000	859
Citychamp Watch & Jewellery Group Ltd.	180,000	40,018
Cosmo Lady China Holdings Co. Ltd.[b,d]	81,000	30,428
Fuguiniao Co. Ltd. Class Ha,c	43,200	16,062
HengTen Networks Group Ltd.[a,b]	3,096,000	98,104
HOSA International Ltd.[b]	90,000	27,254
Lao Feng Xiang Co. Ltd. Class B	27,980	107,947
Li Ning Co. Ltd.[a]	216,000	160,073
Luthai Textile Co. Ltd. Class B	33,300	37,315
Shanghai Haixin Group Co. Class B	57,600	39,398
Texhong Textile Group Ltd.[b]	40,500	46,055
Weiqiao Textile Co. Class Ha	54,000	28,703
XTEP International Holdings Ltd.[b]	139,500	49,551

		943,368
TRADING COMPANIES & DISTRIBUTORS — 0.94%
BEP International Holdings Ltd.[b]	1,710,000	41,294
China Aircraft Leasing Group Holdings Ltd.[b]	31,500	33,929
China Chengtong Development Group Ltd.[a,b]	414,000	26,978
CITIC Resources Holdings Ltd.[b]	396,037	45,542
DongfengSci-Tech Group Co. Ltd. Class Ba	92,100	28,831
Shanghai Dasheng Agricultural Finance Technology Co. Ltd.	324,000	28,565

		205,139

Security	Shares	Value
TRANSPORTATION INFRASTRUCTURE — 4.20%
Anhui Expressway Co. Ltd. Class H	54,000	$40,846
COSCO SHIPPING International Hong Kong Co. Ltd.	72,000	30,450
Guangdong Provincial Expressway Development Co. Ltd. Class B	49,500	43,767
HNA Infrastructure Co. Ltd. Class H	18,000	16,260
Hopewell Highway Infrastructure Ltd.	144,000	88,316
Jinzhou Port Co. Ltd. Class B	38,700	20,240
Qingdao Port International Co. Ltd.[d]	153,000	89,144
Qinhuangdao Port Co. Ltd.[a]	99,000	36,557
Shenzhen Chiwan Wharf Holdings Ltd. Class B	17,100	30,217
Shenzhen Expressway Co. Ltd. Class H	108,000	105,427
Shenzhen International Holdings Ltd.	121,500	223,239
Sichuan Expressway Co. Ltd. Class H	126,000	51,518
Tianjin Port Development Holdings Ltd.	252,000	41,536
Xiamen International Port Co. Ltd. Class H	144,000	29,991
Yuexiu Transport Infrastructure Ltd.	90,000	68,997

		916,505
WATER UTILITIES — 0.94%
China Everbright Water Ltd.	97,200	33,641
China Water Affairs Group Ltd.	108,000	62,373
China Water Industry Group Ltd.[a]	144,000	30,175
CT Environmental Group Ltd.	306,000	43,399
Kangda International Environmental Co. Ltd.[d]	99,000	19,227
Yunnan Water Investment Co. Ltd.	45,000	16,444

		205,259

TOTAL COMMON STOCKS
(Cost: $22,439,850)		21,701,186

RIGHTS — 0.04%

DISTRIBUTORS — 0.01%
Digital China Holdings Ltd. (Expires 09/07/17)[a]	20,249	1,656

		1,656

SCHEDULES OF INVESTMENTS	49

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Security	Shares	Value
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.03%
Carnival Group International Holdings Ltd. (Expires 09/21/17)[a]	202,519	$6,210

		6,210

TOTAL RIGHTS
(Cost: $0)		7,866

SHORT-TERM INVESTMENTS — 28.67%

MONEY MARKET FUNDS — 28.67%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[e,f,g]	6,245,946	6,247,819
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[e,f]	8,446	8,446

		6,256,265

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,254,767)		6,256,265

Value
TOTAL INVESTMENTS IN SECURITIES — 128.14%
(Cost: $28,694,617)[h]	$27,965,317
Other Assets, Less Liabilities — (28.14)%	(6,140,481)

NET ASSETS — 100.00%	$21,824,836

ADR  —  American Depositary Receipts

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[d]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[e]	Affiliated issuer. See Schedule 1.
[f]	The rate quoted is the annualized seven-day yield of the fund at period end.
[g]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[h]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $29,293,987. Net unrealized depreciation was $1,328,670, of which $4,842,590 represented gross unrealized appreciation on investments and $6,171,260 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	6,103,400	142,546	[b]	—	6,245,946	$6,247,819	$98	$1,498	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	17,981	—		(9,535)[b]	8,446	8,446	2	—	154

						$6,256,265	$100	$1,498	$154

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

50	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI CHINA SMALL-CAP ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$21,477,324	$—	$223,862	$21,701,186
Rights	1,656	6,210	—	7,866
Money market funds	6,256,265	—	—	6,256,265

Total	$27,735,245	$6,210	$223,862	$27,965,317

The following table includes a rollfoward for the year ended August, 31, 2017 of investments whose values are classified as Level 3 as of the beginning or end of the year.

Common Stocks
Balance at beginning of year	$330,149
Realized gain (loss) and change in unrealized appreciation/depreciation	150,172
Purchases	62,505
Sales	(363,515)
Transfers ina	186,956 [b]
Transfers out[a]	(142,405)[c]

Balance at end of year	$223,862

Net change in unrealized appreciation/depreciation on investments still held at end of year	$(78,740)

[a]	Represents the value as of the beginning of the reporting period.
[b]	Transfers in to Level 3 are due to the suspension of trading of equity securities.
[c]	Transfers out of Level 3 are due to resumption of trading of equity securities.

The following table summarizes the valuation techniques used and unobservable inputs developed by the Global Valuation Committee to determine the fair value of certain of the Fund’s level 3 investments as of August 31, 2017:

	Value	Valuation Approach	Valuation Technique	Unobservable Inputs	Range of Unobservable Inputs [a]	Weighted Average of Unobservable Inputs [b]
Common Stock	$1,702	Market	Market comparables	Recovery rate	n/a	n/a
Common Stock	172,207	Market	Last traded price — adjusted	Liquidity discount	-8% to -25%	14%
Common Stock[c]	25,215	Market	Grey market trade — adjusted	Liquidity discount	-40% to -95%	52%
Common Stock	24,738	Market	Grey market trade	Trade details	n/a	n/a

[a]	An increase in the unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.
[b]	Unobservable inputs are weighted based on the fair value of the investments included in the range.
[c]	During the year ended August 31, 2017, the inputs used to value certain investments in common stocks in the amount of $31,364 were updated to incorporate recent market transactions.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	51

Schedule of Investments

iSHARES® MSCI INDONESIA ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.90%

AIRLINES — 0.07%
Garuda Indonesia Persero Tbk PTa	14,916,000	$364,459

		364,459
AUTOMOBILES — 8.96%
Astra International Tbk PT	76,093,130	44,913,311

		44,913,311
BANKS — 32.40%
Bank Bukopin Tbk	13,863,299	618,248
Bank Central Asia Tbk PT	37,134,758	52,743,492
Bank Danamon Indonesia Tbk PT	13,008,860	5,313,917
Bank Mandiri Persero Tbk PT	34,966,480	34,332,251
Bank Negara Indonesia Persero Tbk PT	28,921,358	15,932,542
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT	9,272,736	1,779,209
Bank Pembangunan Daerah Jawa Timur Tbk PT	12,752,700	678,640
Bank Rakyat Indonesia Persero Tbk PT	41,748,772	47,328,000
Bank Tabungan Negara Persero Tbk PT	16,610,026	3,747,278

		162,473,577
CAPITAL MARKETS — 0.34%
Kresna Graha Investama PT Tbk[a]	50,589,800	1,691,130

		1,691,130
CONSTRUCTION & ENGINEERING — 1.95%
Adhi Karya Persero Tbk PT	6,764,410	1,024,142
Pembangunan Perumahan Persero Tbk PT	11,819,322	2,489,304
Sitara Propertindo Tbk PTa	15,832,200	872,183
Surya Semesta Internusa Tbk PT	11,620,074	579,175
Waskita Karya Persero Tbk PT	18,107,700	3,012,974
Wijaya Karya Persero Tbk PT	11,991,370	1,784,055

		9,761,833
CONSTRUCTION MATERIALS — 4.73%
Holcim Indonesia Tbk PTa	5,904,500	351,827
Indocement Tunggal Prakarsa Tbk PT	7,066,044	10,486,259
Semen Baturaja Persero TBK PT	9,384,700	2,124,254
Semen Indonesia Persero Tbk PT	11,404,155	8,953,569
Waskita Beton Precast Tbk PT	41,533,000	1,357,247

Security	Shares	Value
Wijaya Karya Beton Tbk PT	10,072,300	$426,537

		23,699,693
DIVERSIFIED TELECOMMUNICATION SERVICES — 14.39%
Inovisi Infracom Tbk PTa,b	9,476,400	—
Link Net Tbk PT	4,070,900	1,519,493
Telekomunikasi Indonesia Persero Tbk PT	190,153,090	66,842,902
Tower Bersama Infrastructure Tbk PT	7,885,200	3,797,213

		72,159,608
FOOD & STAPLES RETAILING — 0.05%
Matahari Putra Prima Tbk PTa	5,107,900	254,591

		254,591
FOOD PRODUCTS — 5.88%
Charoen Pokphand Indonesia Tbk PT	28,086,625	5,831,206
Eagle High Plantations Tbk PTa	41,920,852	672,393
Indofood CBP Sukses Makmur Tbk PT	9,037,454	5,910,042
Indofood Sukses Makmur Tbk PT	16,927,730	10,625,824
Japfa Comfeed Indonesia Tbk PT	17,432,800	1,567,933
Nippon Indosari Corpindo Tbk PT	5,834,100	533,473
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	11,664,700	1,202,141
Salim Ivomas Pratama Tbk PT	12,054,500	449,943
Sawit Sumbermas Sarana Tbk PT	9,047,000	1,017,126
Tiga Pilar Sejahtera Food Tbk[a]	7,948,700	616,617
Tunas Baru Lampung Tbk PT	10,148,200	1,064,869

		29,491,567
GAS UTILITIES — 1.31%
Perusahaan Gas Negara Persero Tbk PT	41,518,807	6,597,202

		6,597,202
HEALTH CARE PROVIDERS & SERVICES — 0.21%
Siloam International Hospitals Tbk PTa	1,280,212	1,053,090

		1,053,090
HOUSEHOLD PRODUCTS — 4.45%
Sekawan Intipratama Tbk PTa,b	30,572,100	52,703
Unilever Indonesia Tbk PT	5,870,204	22,240,954

		22,293,657

52	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2017

Security	Shares	Value
INSURANCE — 0.24%
Panin Financial Tbk PTa	63,995,078	$1,189,535

		1,189,535
MARINE — 0.00%
Berlian Laju Tanker Tbk PTa,b	20,137,514	—

		—
MEDIA — 1.68%
Global Mediacom Tbk PT	26,972,600	986,556
Media Nusantara Citra Tbk PT	21,768,100	2,431,005
MNC Investama Tbk PTa	91,292,100	677,404
Surya Citra Media Tbk PT	22,276,800	3,689,981
Visi Media Asia Tbk PTa	31,276,700	665,761

		8,450,707
METALS & MINING — 0.74%
Aneka Tambang Persero Tbk PTa	32,134,754	1,782,320
Krakatau Steel Persero Tbk PTa	14,735,293	612,958
Pelat Timah Nusantara Tbk PTa	1,917,700	494,445
Timah Persero Tbk PT	11,402,680	816,187

		3,705,910
MULTILINE RETAIL — 1.89%
Matahari Department Store Tbk PT	9,443,100	7,077,724
Mitra Adiperkasa Tbk PT	2,838,500	1,489,245
Ramayana Lestari Sentosa Tbk PT	12,132,300	918,425

		9,485,394
OIL, GAS & CONSUMABLE FUELS — 6.31%
Adaro Energy Tbk PT	54,782,039	7,493,421
Bumi Resources Tbk PTa	95,543,900	1,632,739
Harum Energy Tbk PTa	3,081,500	535,833
Indo Tambangraya Megah Tbk PT	1,294,280	1,886,805
Medco Energi Internasional Tbk PTa	5,697,300	1,409,166
PT Delta Dunia Makmur Tbk[a]	17,396,300	1,251,720
Sugih Energy Tbk PTa	119,120,611	446,412
Tambang Batubara Bukit Asam Persero Tbk PT	2,636,150	2,445,087
United Tractors Tbk PT	6,407,596	14,551,803

		31,652,986
PERSONAL PRODUCTS — 0.09%
Industri Jamu Dan Farmasi Sido Muncul Tbk PT	12,639,700	473,681

		473,681

Security	Shares	Value
PHARMACEUTICALS — 2.16%
Indofarma Persero Tbk PTa	2,355,400	$446,647
Kalbe Farma Tbk PT	81,029,485	10,385,281

		10,831,928
REAL ESTATE MANAGEMENT & DEVELOPMENT — 5.29%
Alam Sutera Realty Tbk PT	37,434,816	1,004,472
Bumi Serpong Damai Tbk PT	29,851,422	4,105,633
Ciputra Development Tbk PT	53,000,713	4,647,792
Hanson International Tbk PTa	240,206,935	2,430,515
Intiland Development Tbk PT	23,762,020	730,207
Kawasan Industri Jababeka Tbk PT	57,998,313	1,347,585
Lippo Karawaci Tbk PT	52,780,462	3,105,431
Modernland Realty Tbk PT	33,331,918	674,533
Pakuwon Jati Tbk PT	83,523,877	4,194,349
PP Properti Tbk PT	82,587,939	1,262,775
Summarecon Agung Tbk PT	38,486,858	3,014,448

		26,517,740
ROAD & RAIL — 0.13%
Blue Bird Tbk PT	1,901,000	676,791

		676,791
SPECIALTY RETAIL — 0.49%
Ace Hardware Indonesia Tbk PT	29,958,179	2,447,490

		2,447,490
TEXTILES, APPAREL & LUXURY GOODS — 0.18%
Sri Rejeki Isman Tbk PT	31,788,400	881,555

		881,555
TOBACCO — 3.85%
Gudang Garam Tbk PT	1,841,742	9,552,432
Hanjaya Mandala Sampoerna Tbk PT	35,832,700	9,775,973

		19,328,405
TRADING COMPANIES & DISTRIBUTORS — 0.71%
AKR Corporindo Tbk PT	6,969,700	3,539,178

		3,539,178
TRANSPORTATION INFRASTRUCTURE — 0.74%
Jasa Marga Persero Tbk PT	8,486,808	3,705,266

		3,705,266

SCHEDULES OF INVESTMENTS	53

Schedule of Investments (Continued)

iSHARES® MSCI INDONESIA ETF

August 31, 2017

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 0.66%
XL Axiata Tbk PTa	12,221,800	$3,297,742

		3,297,742

TOTAL COMMON STOCKS
(Cost: $548,795,871)		500,938,026

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	146,022	146,022

		146,022

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $146,022)	$146,022

TOTAL INVESTMENTS IN SECURITIES — 99.93%	501,084,048
(Cost: $548,941,893)[e]
Other Assets, Less Liabilities — 0.07%	327,039

NET ASSETS — 100.00%	$501,411,087

[a]	Non-income earning security.
[b]	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $555,301,837. Net unrealized depreciation was $54,217,789, of which $40,015,266 represented gross unrealized appreciation on investments and $94,233,055 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	104,297	41,725	[b]	—	146,022	$146,022	$3	$—	$1,438

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$500,885,323	$—	$52,703	$500,938,026
Money market funds	146,022	—	—	146,022

Total	$501,031,345	$—	$52,703	$501,084,048

See notes to financial statements.

54	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI PHILIPPINES ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.60%

AIRLINES — 0.71%
Cebu Air Inc.	579,880	$1,227,301

		1,227,301
BANKS — 13.97%
Bank of the Philippine Islands	2,148,589	4,446,660
BDO Unibank Inc.	5,373,714	13,347,646
Metropolitan Bank & Trust Co.	1,739,046	2,977,143
Rizal Commercial Banking Corp.	270,418	271,105
Security Bank Corp.	618,100	3,019,836

		24,062,390
CHEMICALS — 0.80%
D&L Industries Inc.	6,835,500	1,381,260

		1,381,260
CONSTRUCTION MATERIALS — 0.44%
CEMEX Holdings Philippines Inc.[a,b]	6,392,400	749,549

		749,549
DIVERSIFIED FINANCIAL SERVICES — 12.89%
Ayala Corp.	679,388	12,214,910
GT Capital Holdings Inc.	236,970	5,177,496
Metro Pacific Investments Corp.	38,762,500	4,810,277

		22,202,683
ELECTRIC UTILITIES — 0.46%
First Philippine Holdings Corp.	606,129	793,642

		793,642
FOOD & STAPLES RETAILING — 0.54%
Cosco Capital Inc.	6,049,800	926,919

		926,919
FOOD PRODUCTS — 4.47%
Century Pacific Food Inc.	2,421,300	817,668
Universal Robina Corp.	2,410,650	6,882,860

		7,700,528
HOTELS, RESTAURANTS & LEISURE — 5.40%
Bloomberry Resorts Corp.[b]	10,528,365	2,308,545
Jollibee Foods Corp.	1,182,533	5,504,776
Melco Resorts And Entertainment (Philippines) Corp.[b]	4,647,100	807,362
Premium Leisure Corp.	21,619,000	684,440

		9,305,123

Security	Shares	Value
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 4.83%
Aboitiz Power Corp.	4,024,015	$3,106,285
Energy Development Corp.	25,615,420	3,394,031
First Gen Corp.	3,503,437	1,151,608
Lopez Holdings Corp.	5,055,750	667,908

		8,319,832
INDUSTRIAL CONGLOMERATES — 20.70%
Aboitiz Equity Ventures Inc.	5,391,390	7,844,225
Alliance Global Group Inc.	11,231,939	3,051,084
DMCI Holdings Inc.	10,891,000	3,341,581
JG Summit Holdings Inc.	7,833,882	10,992,236
SM Investments Corp.	658,721	10,433,718

		35,662,844
METALS & MINING — 0.26%
Nickel Asia Corp.	3,118,200	439,973

		439,973
OIL, GAS & CONSUMABLE FUELS — 0.71%
Petron Corp.	6,408,400	1,227,327

		1,227,327
REAL ESTATE MANAGEMENT & DEVELOPMENT — 23.78%
Ayala Land Inc.	20,116,240	16,511,278
DoubleDragon Properties Corp.[b]	1,828,990	1,558,412
Filinvest Land Inc.	26,521,590	989,960
Megaworld Corp.	30,852,700	2,978,549
Robinsons Land Corp.	4,477,400	2,030,011
SM Prime Holdings Inc.	23,688,535	15,462,128
Vista Land & Lifescapes Inc.	12,275,000	1,427,325

		40,957,663
SOFTWARE — 0.12%
Xurpas Inc.	1,777,100	201,083

		201,083
TRANSPORTATION INFRASTRUCTURE — 1.64%
International Container Terminal Services Inc.	1,383,480	2,822,656

		2,822,656
WATER UTILITIES — 1.18%
Manila Water Co. Inc.	3,369,529	2,038,048

		2,038,048

SCHEDULES OF INVESTMENTS	55

Schedule of Investments (Continued)

iSHARES® MSCI PHILIPPINES ETF

August 31, 2017

Security	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES — 6.70%
Globe Telecom Inc.	90,735	$3,546,414
PLDT Inc.	236,297	7,988,934

		11,535,348

TOTAL COMMON STOCKS
(Cost: $196,521,985)		171,554,169

SHORT-TERM INVESTMENTS — 0.02%

MONEY MARKET FUNDS — 0.02%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	36,088	36,088

		36,088

Value
TOTAL SHORT-TERM INVESTMENTS
(Cost: $36,088)	$36,088

TOTAL INVESTMENTS IN SECURITIES — 99.62%	171,590,257
(Cost: $196,558,073)[e]
Other Assets, Less Liabilities — 0.38%	654,560

NET ASSETS — 100.00%	$172,244,817

[a]	This security may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933.
[b]	Non-income earning security.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $197,713,864. Net unrealized depreciation was $26,123,607, of which $5,377,063 represented gross unrealized appreciation on investments and $31,500,670 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased	Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	59,257	—	(23,169)[b]	36,088	$36,088	$14	$—	$614

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$171,554,169	$—	$—	$171,554,169
Money market funds	36,088	—	—	36,088

Total	$171,590,257	$—	$—	$171,590,257

See notes to financial statements.

56	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.90%

BANKS — 30.52%
Alior Bank SAa	444,316	$8,206,430
Bank Handlowy w Warszawie SA	173,961	3,456,437
Bank Millennium SAa	3,048,465	6,355,590
Bank Pekao SA	688,775	24,662,439
Bank Zachodni WBK SA	146,807	15,184,381
Getin Noble Bank SAa,b	2,680,538	960,175
mBank SAa	72,618	8,900,958
Powszechna Kasa Oszczednosci Bank Polski SAa	4,210,691	43,221,622

		110,948,032
CAPITAL MARKETS — 0.59%
Warsaw Stock Exchange	162,581	2,143,845

		2,143,845
CHEMICALS — 2.97%
Ciech SAa	146,079	2,564,374
Grupa Azoty SA	232,552	4,483,918
Synthos SA	2,797,626	3,742,277

		10,790,569
CONSTRUCTION & ENGINEERING — 1.05%
Budimex SA	60,117	3,821,452

		3,821,452
CONSUMER FINANCE — 2.15%
KRUK SA	81,857	7,810,249

		7,810,249
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.92%
Netia SA	1,161,514	1,267,673
Orange Polska SAa	3,412,342	5,720,023

		6,987,696
ELECTRIC UTILITIES — 8.55%
Enea SA	1,159,366	4,947,762
Energa SAa	1,126,670	4,300,604
PGE Polska Grupa Energetyczna SA	3,991,677	15,940,346
Tauron Polska Energia SAa	5,374,567	5,895,870

		31,084,582
FOOD & STAPLES RETAILING — 1.23%
Eurocash SA	408,813	4,477,792

		4,477,792

Security	Shares	Value
HEALTH CARE PROVIDERS & SERVICES — 0.28%
Neuca SA	13,742	$1,034,476

		1,034,476
INSURANCE — 10.07%
Powszechny Zaklad Ubezpieczen SA	2,697,593	36,613,103

		36,613,103
MEDIA — 2.01%
Cyfrowy Polsat SAb	972,321	7,292,272

		7,292,272
METALS & MINING — 6.99%
Boryszew SAa,b	535,091	1,549,838
Jastrzebska Spolka Weglowa SAa	267,675	7,790,396
KGHM Polska Miedz SA	455,875	16,087,154

		25,427,388
OIL, GAS & CONSUMABLE FUELS — 19.53%
Grupa Lotos SAa,b	459,305	7,565,538
Lubelski Wegiel Bogdanka SA	76,821	1,633,849
Polski Koncern Naftowy ORLEN SA	1,395,219	46,033,559
Polskie Gornictwo Naftowe i Gazownictwo SA	8,239,705	15,748,918

		70,981,864
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.79%
Globe Trade Centre SA	1,036,808	2,872,446

		2,872,446
ROAD & RAIL — 0.84%
PKP Cargo SAa,b	171,540	3,064,140

		3,064,140
SOFTWARE — 3.48%
Asseco Poland SA	379,368	4,809,249
CD Projekt SA	335,322	7,826,119

		12,635,368
TEXTILES, APPAREL & LUXURY GOODS — 6.93%
CCC SA	135,146	9,916,405
LPP SAb	6,244	15,258,607

		25,175,012

TOTAL COMMON STOCKS
(Cost: $349,831,520)		363,160,286

SCHEDULES OF INVESTMENTS	57

Schedule of Investments (Continued)

iSHARES® MSCI POLAND CAPPED ETF

August 31, 2017

Security	Shares	Value
SHORT-TERM INVESTMENTS — 1.73%

MONEY MARKET FUNDS — 1.73%
BlackRock Cash Funds: Institutional, SL Agency Shares
1.32%[c,d,e]	6,190,556	$6,192,414
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[c,d]	97,375	97,375

		6,289,789

TOTAL SHORT-TERM INVESTMENTS
(Cost: $6,288,195)		6,289,789

Value
TOTAL INVESTMENTS IN SECURITIES — 101.63%	$369,450,075
(Cost: $356,119,715)[f]
Other Assets, Less Liabilities — (1.63)%	(5,913,395)

NET ASSETS — 100.00%	$363,536,680

[a]	Non-income earning security.
[b]	All or a portion of this security represents a security on loan. See Note 1.
[c]	Affiliated issuer. See Schedule 1.
[d]	The rate quoted is the annualized seven-day yield of the fund at period end.
[e]	All or a portion of this security represents an investment of securities lending collateral. See Note 1.
[f]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $373,381,999. Net unrealized depreciation was $3,931,924, of which $42,709,121 represented gross unrealized appreciation on investments and $46,641,045 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	7,546,737	—		(1,356,181)[b]	6,190,556	$6,192,414	$6,755	$1,594	$—	[c]
BlackRock Cash Funds: Treasury, SL Agency Shares	61,697	35,678	[b]	—	97,375	97,375	11	—	843

						$6,289,789	$6,766	$1,594	$843

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.
[c]	Does not include income earned on investment of securities lending cash collateral which is not direct income of the Fund and is reflected as a component of securities lending income in the statement of operations.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$363,160,286	$—	$—	$363,160,286
Money market funds	6,289,789	—	—	6,289,789

Total	$369,450,075	$—	$—	$369,450,075

See notes to financial statements.

58	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI QATAR CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 100.03%

AIR FREIGHT & LOGISTICS — 1.47%
Gulf Warehousing Co.	55,277	$725,641

		725,641
BANKS — 48.32%
Commercial Bank PQSC (The)[a]	283,337	2,319,609
Doha Bank QPSC	179,230	1,484,539
Masraf Al Rayan QSC	492,138	5,156,214
Qatar First Bank[a]	336,926	633,833
Qatar International Islamic Bank QSC	68,487	1,028,833
Qatar Islamic Bank SAQ	89,277	2,280,195
Qatar National Bank QPSC	305,635	10,962,150

		23,865,373
CONSTRUCTION MATERIALS — 1.29%
Qatar National Cement Co. QSC	34,650	637,569

		637,569
DIVERSIFIED FINANCIAL SERVICES — 1.79%
Qatar Industrial Manufacturing Co. QSC	32,628	380,828
Salam International Investment Ltd. QSC	218,406	503,841

		884,669
DIVERSIFIED TELECOMMUNICATION SERVICES — 4.62%
Ooredoo QSC	94,849	2,281,586

		2,281,586
ENERGY EQUIPMENT & SERVICES — 1.05%
Gulf International Services QSC	102,177	516,041

		516,041
FOOD & STAPLES RETAILING — 0.98%
Al Meera Consumer Goods Co. QSC	11,753	484,483

		484,483
HEALTH CARE PROVIDERS & SERVICES — 1.06%
Medicare Group	27,617	523,633

		523,633
INDUSTRIAL CONGLOMERATES — 11.00%
Industries Qatar QSC	199,598	4,988,237
Mannai Corp. QSC	23,923	446,300

		5,434,537
INSURANCE — 4.63%
Qatar Insurance Co. SAQ	126,236	2,288,109

		2,288,109

Security	Shares	Value
MARINE — 3.17%
Qatar Navigation QSC	89,277	$1,564,998

		1,564,998
MULTI-UTILITIES — 4.34%
Qatar Electricity & Water Co. QSC	41,970	2,143,885

		2,143,885
OIL, GAS & CONSUMABLE FUELS — 2.66%
Qatar Gas Transport Co. Ltd.	281,472	1,313,343

		1,313,343
REAL ESTATE MANAGEMENT & DEVELOPMENT — 11.13%
Barwa Real Estate Co.	156,647	1,363,308
Ezdan Holding Group QSC	733,106	2,262,990
Mazaya Qatar Real Estate Development QSC[a]	150,160	408,262
National Leasing	69,501	246,033
United Development Co. QSC	292,397	1,218,170

		5,498,763
WIRELESS TELECOMMUNICATION SERVICES — 2.52%
Vodafone Qatar QSC[a]	544,609	1,241,402

		1,241,402

TOTAL COMMON STOCKS
(Cost: $56,180,245)		49,404,032

SHORT-TERM INVESTMENTS — 0.14%

MONEY MARKET FUNDS — 0.14%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	71,070	71,070

		71,070

TOTAL SHORT-TERM INVESTMENTS
(Cost: $71,070)		71,070

TOTAL INVESTMENTS IN SECURITIES — 100.17%
(Cost: $56,251,315)[d]		49,475,102
Other Assets, Less Liabilities — (0.17)%		(85,002)

NET ASSETS — 100.00%		$49,390,100

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $61,823,019. Net unrealized depreciation was $12,347,917, of which $310,851 represented gross unrealized appreciation on investments and $12,658,768 represented gross unrealized depreciation on investments.

SCHEDULES OF INVESTMENTS	59

Schedule of Investments (Continued)

iSHARES® MSCI QATAR CAPPED ETF

August 31, 2017

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	65,229	5,841	[b]	—	71,070	$71,070	$20	$—	$1,222

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$49,404,032	$—	$—	$49,404,032
Money market funds	71,070	—	—	71,070

Total	$49,475,102	$—	$—	$49,475,102

See notes to financial statements.

60	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.93%

BANKS — 36.18%
Al Rajhi Bank	107,557	$1,910,111
Alinma Bank	100,486	452,565
Arab National Bank	47,948	311,709
Bank Al-Jazira	34,991	116,910
Bank AlBilad	40,145	206,602
Banque Saudi Fransi	49,540	409,773
National Commercial Bank	108,248	1,513,082
Riyad Bank	163,716	488,939
Samba Financial Group	125,117	808,046
Saudi British Bank (The)	30,720	212,244
Saudi Investment Bank (The)	48,465	193,591

		6,623,572
BUILDING PRODUCTS — 0.13%
Saudi Ceramic Co.	3,405	24,560

		24,560
CHEMICALS — 24.45%
Advanced Petrochemical Co.	13,205	158,311
Alujain Corp.	2,542	14,946
National Industrialization Co.[a]	44,861	166,994
Sahara Petrochemical Co.	29,543	104,774
Saudi Arabian Fertilizer Co.	25,582	413,997
Saudi Basic Industries Corp.	101,242	2,670,486
Saudi Industrial Investment Group	30,207	163,914
Saudi International Petrochemical Co.[a]	24,697	93,514
Saudi Kayan Petrochemical Co.[a]	100,728	228,036
Yanbu National Petrochemical Co.	30,693	461,271

		4,476,243
COMMERCIAL SERVICES & SUPPLIES — 0.63%
Saudi Airlines Catering Co.	5,058	115,330

		115,330
CONSTRUCTION MATERIALS — 3.51%
Arabian Cement Co./Saudi Arabia	6,709	57,247
City Cement Co.	12,702	37,054
Eastern Province Cement Co.	5,783	36,978
Najran Cement Co.[a]	11,525	28,734
Northern Region Cement Co.	12,170	30,829
Qassim Cement Co. (The)	6,008	72,461
Saudi Cement Co.	10,223	122,778
Southern Province Cement Co.	8,630	115,797
Yamama Cement Co.	13,594	60,028
Yanbu Cement Co.	10,593	81,096

		643,002

Security	Shares	Value
DIVERSIFIED FINANCIAL SERVICES — 0.20%
Aseer Trading Tourism & Manufacturing Co.	8,498	$35,984

		35,984
DIVERSIFIED TELECOMMUNICATION SERVICES — 5.92%
Saudi Telecom Co.	54,173	1,084,269

		1,084,269
ELECTRIC UTILITIES — 3.90%
Saudi Electricity Co.	113,142	714,114

		714,114
FOOD PRODUCTS — 7.76%
Almarai Co.	38,670	840,796
Halwani Brothers Co.	1,605	20,543
National Agriculture Development Co. (The)[a]	5,657	43,428
Saudia Dairy & Foodstuff Co.	2,184	68,486
Savola Group (The)	35,774	446,722

		1,419,975
GAS UTILITIES — 0.23%
National Gas & Industrialization Co.	5,030	42,344

		42,344
HEALTH CARE PROVIDERS & SERVICES — 2.53%
Al Hammadi Development and Investment Co.[a]	8,037	74,601
Dallah Healthcare Holding Co.	3,649	106,643
Middle East Healthcare Co.	3,755	64,462
Mouwasat Medical Services Co.	3,346	143,772
National Medical Care Co.[a]	3,000	33,062
Saudi Chemical Co.	4,232	39,869

		462,409
HOTELS, RESTAURANTS & LEISURE — 1.25%
Abdul Mohsen Al-Hokair Tourism and Development Co.	3,046	24,887
Al Tayyar Travel Group Holding Co.	14,072	133,358
Dur Hospitality Co.	4,855	26,280
Herfy Food Services Co.	3,118	44,315

		228,840
INSURANCE — 2.37%
Al Rahjhi Co.[a]	2,095	30,317
Bupa Arabia for Cooperative Insurance Co.	5,349	167,764

SCHEDULES OF INVESTMENTS	61

Schedule of Investments (Continued)

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

August 31, 2017

Security	Shares	Value
Co for Cooperative Insurance (The)	8,373	$216,548
Mediterranean & Gulf Insurance & Reinsurance Co. (The)[a]	5,644	19,384

		434,013
MEDIA — 0.47%
Saudi Research & Marketing Group[a]	4,917	86,220

		86,220
METALS & MINING — 4.32%
Al Yamamah Steel Industries	2,344	15,101
Saudi Arabian Mining Co.[a]	55,589	747,076
Zamil Industrial Investment Co.	4,063	28,158

		790,335
OIL, GAS & CONSUMABLE FUELS — 0.56%
Rabigh Refining & Petrochemical Co.[a]	30,105	102,111

		102,111
PHARMACEUTICALS — 0.40%
Saudi Pharmaceutical Industries & Medical Appliances Corp.	8,023	73,273

		73,273
REAL ESTATE MANAGEMENT & DEVELOPMENT — 1.53%
Arriyadh Development Co.	8,991	45,072
Emaar Economic City[a]	57,093	220,443
Red Sea Housing Services Co.	2,912	14,187

		279,702
ROAD & RAIL — 0.33%
Saudi Public Transport Co.	8,459	32,999
United International Transportation Co.	4,822	27,465

		60,464
SPECIALTY RETAIL — 1.50%
Jarir Marketing Co.	6,042	241,844

Security	Shares	Value
Saudi Co. For Hardware LLC	1,163	$33,366

		275,210
WIRELESS TELECOMMUNICATION SERVICES — 1.76%
Etihad Etisalat Co.[a]	51,695	238,887
Mobile Telecommunications Co.[a]	35,827	83,401

		322,288

TOTAL COMMON STOCKS
(Cost: $17,660,885)		18,294,258

SHORT-TERM INVESTMENTS — 0.03%

MONEY MARKET FUNDS — 0.03%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	4,706	4,706

		4,706

TOTAL SHORT-TERM INVESTMENTS
(Cost: $4,706)		4,706

TOTAL INVESTMENTS IN SECURITIES — 99.96%
(Cost: $17,665,591)[d]		18,298,964
Other Assets, Less Liabilities — 0.04%		7,411

NET ASSETS — 100.00%		$18,306,375

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $17,751,030. Net unrealized appreciation was $547,934, of which $1,081,813 represented gross unrealized appreciation on investments and $533,879 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	1,845	2,861	[b]	—	4,706	$4,706	$—	$—	$49

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

62	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI SAUDI ARABIA CAPPED ETF

August 31, 2017

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$18,294,258	$—	$—	$18,294,258
Money market funds	4,706	—	—	4,706

Total	$18,298,964	$—	$—	$18,298,964

See notes to financial statements.

SCHEDULES OF INVESTMENTS	63

Schedule of Investments

iSHARES® MSCI UAE CAPPED ETF

August 31, 2017

Security	Shares	Value
COMMON STOCKS — 99.94%

AIRLINES — 2.02%
Air Arabia PJSC	3,284,476	$1,001,501

		1,001,501
BANKS — 20.95%
Abu Dhabi Commercial Bank PJSC	1,125,157	2,236,162
Ajman Bank PJSC[a]	1,663,629	525,390
Dubai Islamic Bank PJSC	1,254,791	2,080,444
First Abu Dhabi Bank PJSC	1,412,230	3,998,582
Union National Bank PJSC	1,358,981	1,565,024

		10,405,602
BUILDING PRODUCTS — 0.99%
National Central Cooling Co. PJSC	853,460	490,267

		490,267
CAPITAL MARKETS — 5.63%
Amanat Holdings PJSC	2,112,276	638,324
Dubai Financial Market PJSC[a]	2,910,435	895,372
Dubai Investments PJSC	1,991,659	1,263,392

		2,797,088
CONSTRUCTION & ENGINEERING — 3.08%
Arabtec Holding PJSC[a]	1,009,513	879,486
Orascom Construction Ltd.[a]	103,459	651,792

		1,531,278
DIVERSIFIED FINANCIAL SERVICES — 2.90%
Al Waha Capital PJSC	1,519,603	728,132
Gulf General Investment Co.[a]	3,193,041	320,773
SHUAA Capital PSC[a]	1,191,211	392,411

		1,441,316
DIVERSIFIED TELECOMMUNICATION SERVICES — 17.58%
Emirates Telecommunications Group Co. PJSC	1,781,307	8,729,282

		8,729,282
ENERGY EQUIPMENT & SERVICES — 1.14%
Lamprell PLC[a]	441,293	568,628

		568,628
FOOD PRODUCTS — 0.97%
Agthia Group PJSC	320,510	479,923

		479,923
HEALTH CARE PROVIDERS & SERVICES — 5.04%
NMC Health PLC	71,595	2,504,689

		2,504,689

Security	Shares	Value
HOTELS, RESTAURANTS & LEISURE — 1.93%
DXB Entertainments PJSC[a]	4,485,207	$958,560

		958,560
OIL, GAS & CONSUMABLE FUELS — 1.78%
Dana Gas PJSC[a]	5,065,977	882,695

		882,695
REAL ESTATE MANAGEMENT & DEVELOPMENT — 30.30%
Aldar Properties PJSC	3,417,560	2,149,292
DAMAC Properties Dubai Co. PJSC	2,082,553	2,290,576
Deyaar Development PJSC[a]	1,074,452	152,695
Emaar Malls PJSC	1,815,309	1,215,774
Emaar Properties PJSC	3,586,559	8,299,734
Eshraq Properties Co. PJSC[a]	2,053,961	486,495
RAK Properties PJSC	2,484,228	453,141

		15,047,707
THRIFTS & MORTGAGE FINANCE — 0.95%
Amlak Finance PJSC[a]	1,537,816	473,097

		473,097
TRANSPORTATION INFRASTRUCTURE — 4.68%
DP World Ltd.	101,220	2,321,987

		2,321,987

TOTAL COMMON STOCKS
(Cost: $46,528,290)		49,633,620

SHORT-TERM INVESTMENTS — 0.09%

MONEY MARKET FUNDS — 0.09%
BlackRock Cash Funds: Treasury, SL Agency Shares
0.96%[b,c]	46,566	46,566

		46,566

TOTAL SHORT-TERM INVESTMENTS
(Cost: $46,566)		46,566

64	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (Continued)

iSHARES® MSCI UAE CAPPED ETF

August 31, 2017

Value
TOTAL INVESTMENTS IN SECURITIES — 100.03%
(Cost: $46,574,856)[d]	$49,680,186
Other Assets, Less Liabilities — (0.03)%	(16,979)

NET ASSETS — 100.00%	$49,663,207

[a]	Non-income earning security.
[b]	Affiliated issuer. See Schedule 1.
[c]	The rate quoted is the annualized seven-day yield of the fund at period end.
[d]	The cost of investments (including short positions and derivatives, if any) for federal income tax purposes was $54,372,841. Net unrealized depreciation was $4,692,655, of which $5,705,258 represented gross unrealized appreciation on investments and $10,397,913 represented gross unrealized depreciation on investments.

Schedule 1 — Affiliates (Note 2)

Investments in issuers considered to be affiliates of the Fund during the year ended August 31, 2017, for purposes of Section 2(a)(3) of the 1940 Act, and/or related parties of the Fund were as follows:

Affiliated issuer	Shares held at 08/31/16	Shares purchased		Shares sold	Shares held at 08/31/17	Value at 08/31/17	Net realized gain (loss) [a]	Change in unrealized appreciation (depreciation)	Income
BlackRock Cash Funds: Treasury, SL Agency Shares	42,509	4,057	[b]	—	46,566	$46,566	$2	$—	$400

[a]	Includes realized capital gain distributions from an affiliated fund, if any.
[b]	Net of shares purchased and sold.

Schedule 2 — Fair Value Measurements

Various inputs are used in determining the fair value of financial instruments. For description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, see Note 1.

The following table summarizes the value of the Fund’s investments according to the fair value hierarchy as of August 31, 2017. The breakdown of the Fund’s investments into major categories is disclosed in the schedule of investments above.

	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common stocks	$49,633,620	$—	$—	$49,633,620
Money market funds	46,566	—	—	46,566

Total	$49,680,186	$—	$—	$49,680,186

See notes to financial statements.

SCHEDULES OF INVESTMENTS	65

Statements of Assets and Liabilities

iSHARES® TRUST

August 31, 2017

	iShares MSCI All Peru Capped ETF	iShares MSCI Argentina and Global Exposure ETF	iShares MSCI Brazil Small-Cap ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$213,223,911	$15,458,438	$34,578,912
Affiliated (Note 2)	92,100	43,863	1,362

Total cost of investments in securities	$213,316,011	$15,502,301	$34,580,274

Investments in securities, at fair value (Note 1):
Unaffiliated	$170,823,940	$15,408,951	$62,020,097
Affiliated (Note 2)	92,100	43,863	1,362
Foreign currency, at value[a]	64,570	33,769	170,719
Receivables:
Investment securities sold	4,300,918	969,804	254,900
Dividends and interest	29,215	11,009	205,590
Tax reclaims	—	68	—

Total Assets	175,310,743	16,467,464	62,652,668

LIABILITIES
Payables:
Investment securities purchased	4,428,630	955,663	307,052
Capital shares redeemed	1,005	—	—
Foreign taxes (Note 1)	199	5,700	—
Deferred foreign capital gains taxes (Note 1)	—	70,010	—
Investment advisory fees (Note 2)	87,019	8,255	29,966

Total Liabilities	4,516,853	1,039,628	337,018

NET ASSETS	$170,793,890	$15,427,836	$62,315,650

Net assets consist of:
Paid-in capital	$300,198,712	$15,604,385	$83,514,391
Undistributed (distributions in excess of) net investment income	(209,986)	425,301	(143,648)
Accumulated net realized loss	(86,795,156)	(482,510)	(48,499,438)
Net unrealized appreciation (depreciation)	(42,399,680)	(119,340)	27,444,345

NET ASSETS	$170,793,890	$15,427,836	$62,315,650

Shares outstanding[b]	4,550,000	600,000	3,850,000

Net asset value per share	$37.54	$25.71	$16.19

[a]	Cost of foreign currency: $64,091, $33,646 and $170,159, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

66	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares MSCI China ETF	iShares MSCI China Small-Cap ETF	iShares MSCI Indonesia ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$2,016,674,889	$22,439,850	$548,795,871
Affiliated (Note 2)	374,364,501	6,254,767	146,022

Total cost of investments in securities	$2,391,039,390	$28,694,617	$548,941,893

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$2,583,043,677	$21,709,052	$500,938,026
Affiliated (Note 2)	374,421,438	6,256,265	146,022
Foreign currency, at value[b]	10,325,225	29,299	340,665
Foreign currency pledged to broker for futures contracts, at value[b]	547,886	—	—
Receivables:
Investment securities sold	6,753,237	36,192	2,502,266
Dividends and interest	6,562,012	71,409	47,082

Total Assets	2,981,653,475	28,102,217	503,974,061

LIABILITIES
Payables:
Investment securities purchased	12,029,882	20,287	2,303,744
Collateral for securities on loan (Note 1)	373,803,782	6,246,223	—
Capital shares redeemed	157,421	—	—
Futures variation margin	64,945	—	—
Investment advisory fees (Note 2)	1,350,159	10,871	259,230

Total Liabilities	387,406,189	6,277,381	2,562,974

NET ASSETS	$2,594,247,286	$21,824,836	$501,411,087

Net assets consist of:
Paid-in capital	$2,252,481,282	$27,428,857	$615,923,584
Undistributed (distributions in excess of) net investment income	28,186,450	(5,085)	(46,890)
Accumulated net realized loss	(252,872,001)	(4,869,588)	(66,607,242)
Net unrealized appreciation (depreciation)	566,451,555	(729,348)	(47,858,365)

NET ASSETS	$2,594,247,286	$21,824,836	$501,411,087

Shares outstanding[c]	41,800,000	450,000	18,650,000

Net asset value per share	$62.06	$48.50	$26.89

[a]	Securities on loan with values of $363,489,817, $5,411,010 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency including currency pledged to broker for futures contracts, if any: $10,877,099, $29,303 and $341,148, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	67

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF	iShares MSCI Qatar Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$196,521,985	$349,831,520	$56,180,245
Affiliated (Note 2)	36,088	6,288,195	71,070

Total cost of investments in securities	$196,558,073	$356,119,715	$56,251,315

Investments in securities, at fair value (including securities on loana) (Note 1):
Unaffiliated	$171,554,169	$363,160,286	$49,404,032
Affiliated (Note 2)	36,088	6,289,789	71,070
Foreign currency, at value[b]	417,596	429,425	—
Receivables:
Investment securities sold	1,904,198	1,140,029	1,799,879
Dividends and interest	267,010	71,059	120

Total Assets	174,179,061	371,090,588	51,275,101

LIABILITIES
Payables:
Investment securities purchased	1,842,195	1,158,579	1,858,815
Collateral for securities on loan (Note 1)	—	6,184,065	—
Professional fees (Note 8)	—	33,437	—
Investment advisory fees (Note 2)	92,049	177,827	26,186

Total Liabilities	1,934,244	7,553,908	1,885,001

NET ASSETS	$172,244,817	$363,536,680	$49,390,100

Net assets consist of:
Paid-in capital	$232,516,463	$400,397,438	$70,349,334
Undistributed (distributions in excess of) net investment income	(17,537)	2,749,100	1,276
Accumulated net realized loss	(35,285,180)	(52,945,046)	(14,184,560)
Net unrealized appreciation (depreciation)	(24,968,929)	13,335,188	(6,775,950)

NET ASSETS	$172,244,817	$363,536,680	$49,390,100

Shares outstanding[c]	4,800,000	13,300,000	3,050,000

Net asset value per share	$35.88	$27.33	$16.19

[a]	Securities on loan with values of $ —, $5,931,877 and $ —, respectively. See Note 1.
[b]	Cost of foreign currency: $419,011, $426,643 and $ —, respectively.
[c]	No par value, unlimited number of shares authorized.

See notes to financial statements.

68	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities (Continued)

iSHARES® TRUST

August 31, 2017

	iShares MSCI Saudi Arabia Capped ETF	iShares MSCI UAE Capped ETF

ASSETS
Investments in securities, at cost:
Unaffiliated	$17,660,885	$46,528,290
Affiliated (Note 2)	4,706	46,566

Total cost of investments in securities	$17,665,591	$46,574,856

Investments in securities, at fair value (Note 1):
Unaffiliated	$18,294,258	$49,633,620
Affiliated (Note 2)	4,706	46,566
Foreign currency, at value[a]	59,782	6,074
Receivables:
Investment securities sold	48,579	589,706
Dividends and interest	5,440	29

Total Assets	18,412,765	50,275,995

LIABILITIES
Payables:
Investment securities purchased	95,033	587,477
Investment advisory fees (Note 2)	11,357	25,311

Total Liabilities	106,390	612,788

NET ASSETS	$18,306,375	$49,663,207

Net assets consist of:
Paid-in capital	$17,756,677	$66,009,749
Undistributed (distributions in excess of) net investment income	188,633	(240,907)
Accumulated net realized loss	(272,308)	(19,210,954)
Net unrealized appreciation	633,373	3,105,319

NET ASSETS	$18,306,375	$49,663,207

Shares outstanding[b]	700,000	2,800,000

Net asset value per share	$26.15	$17.74

[a]	Cost of foreign currency: $59,782 and $6,071, respectively.
[b]	No par value, unlimited number of shares authorized.

See notes to financial statements.

FINANCIAL STATEMENTS	69

Statements of Operations

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI All Peru Capped ETF	iShares MSCI Argentina and Global Exposure ETF[a]	iShares MSCI Brazil Small-Cap ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[b]	$4,181,905	$38,766	$1,744,892
Dividends — affiliated (Note 2)	1,254	76	161

Total investment income	4,183,159	38,842	1,745,053

EXPENSES
Investment advisory fees (Note 2)	1,298,945	24,707	318,008
Proxy fees	4,643	55	1,314

Total expenses	1,303,588	24,762	319,322

Net investment income	2,879,571	14,080	1,425,731

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated[c]	(2,807,888)	(64,797)	(2,152,996)
In-kind redemptions — unaffiliated	15,379,815	189,110	—
Foreign currency transactions	(13,626)	328	(19,831)
Realized gain distributions from affiliated funds	29	—	—

Net realized gain (loss)	12,558,330	124,641	(2,172,827)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated[d]	12,192,175	(119,497)	18,266,472
Translation of assets and liabilities in foreign currencies	6,406	157	(2,410)

Net change in unrealized appreciation/depreciation	12,198,581	(119,340)	18,264,062

Net realized and unrealized gain	24,756,911	5,301	16,091,235

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$27,636,482	$19,381	$17,516,966

[a]	For the period from April 25, 2017 (commencement of operations) to August 31, 2017.
[b]	Net of foreign withholding tax of $127,981, $1,578 and $83,636, respectively.
[c]	Net of foreign capital gains taxes of $ —, $5,700 and $ —, respectively.
[d]	Net of deferred foreign capital gains taxes of $ —, $70,010 and $ —, respectively.

See notes to financial statements.

70	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI China ETF	iShares MSCI China Small- Cap ETF	iShares MSCI Indonesia ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$52,004,401	$451,755	$9,714,779
Dividends — affiliated (Note 2)	11,586	154	1,438
Securities lending income — affiliated — net (Note 2)	1,861,828	220,282	—

Total investment income	53,877,815	672,191	9,716,217

EXPENSES
Investment advisory fees (Note 2)	14,298,287	123,953	3,257,735
Proxy fees	49,853	440	11,400

Total expenses	14,348,140	124,393	3,269,135

Net investment income	39,529,675	547,798	6,447,082

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(33,976,601)	(8,384)	(12,641,511)
Investments — affiliated (Note 2)	32,814	98	—
In-kind redemptions — unaffiliated	126,855,444	—	38,867,715
Futures contracts	2,543,059	—	—
Foreign currency transactions	(104,996)	(409)	1,693
Realized gain distributions from affiliated funds	122	2	3

Net realized gain (loss)	95,349,842	(8,693)	26,227,900

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	561,144,412	2,353,983	(15,952,498)
Investments — affiliated (Note 2)	56,937	1,498	—
Futures contracts	10,591	—	—
Translation of assets and liabilities in foreign currencies	(2,284)	40	4,109

Net change in unrealized appreciation/depreciation	561,209,656	2,355,521	(15,948,389)

Net realized and unrealized gain	656,559,498	2,346,828	10,279,511

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$696,089,173	$2,894,626	$16,726,593

[a]	Net of foreign withholding tax of $4,557,984, $7,164 and $1,746,492, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	71

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI Philippines ETF	iShares MSCI Poland Capped ETF	iShares MSCI Qatar Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$1,899,035	$5,792,351	$1,679,983
Dividends — affiliated (Note 2)	614	843	1,222
Securities lending income — affiliated — net (Note 2)	—	431,509	—
Foreign withholding tax claims (Note 8)	—	377,598	—

Total investment income	1,899,649	6,602,301	1,681,205

EXPENSES
Investment advisory fees (Note 2)	1,131,578	1,498,182	281,769
Proxy fees	4,136	6,265	960
Professional fees (Note 8)	—	37,954	—

Total expenses	1,135,714	1,542,401	282,729

Net investment income	763,935	5,059,900	1,398,476

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(6,638,294)	(10,848,308)	(5,340,861)
Investments — affiliated (Note 2)	—	6,755	—
In-kind redemptions — unaffiliated	(3,668,515)	11,357,085	—
Foreign currency transactions	(47,836)	43,185	127,984
Realized gain distributions from affiliated funds	14	11	20

Net realized gain (loss)	(10,354,631)	558,728	(5,212,857)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	(13,316,365)	107,278,210	(4,435,138)
Investments — affiliated (Note 2)	—	1,594	—
Translation of assets and liabilities in foreign currencies	(4,879)	34,058	263

Net change in unrealized appreciation/depreciation	(13,321,244)	107,313,862	(4,434,875)

Net realized and unrealized gain (loss)	(23,675,875)	107,872,590	(9,647,732)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(22,911,940)	$112,932,490	$(8,249,256)

[a]	Net of foreign withholding tax of $813,872, $1,021,960 and $ —, respectively.

See notes to financial statements.

72	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Operations (Continued)

iSHARES® TRUST

Year ended August 31, 2017

	iShares MSCI Saudi Arabia Capped ETF	iShares MSCI UAE Capped ETF

NET INVESTMENT INCOME
Dividends — unaffiliated[a]	$369,201	$1,547,782
Dividends — affiliated (Note 2)	49	400

Total investment income	369,250	1,548,182

EXPENSES
Investment advisory fees (Note 2)	61,727	267,537
Proxy fees	188	917

Total expenses	61,915	268,454

Net investment income	307,335	1,279,728

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(104,574)	(2,405,998)
In-kind redemptions — unaffiliated	—	78,754
Foreign currency transactions	(1,812)	(7,743)
Realized gain distributions from affiliated funds	—	2

Net realized loss	(106,386)	(2,334,985)

Net change in unrealized appreciation/depreciation on:
Investments — unaffiliated	1,176,934	4,117,351
Translation of assets and liabilities in foreign currencies	—	(17)

Net change in unrealized appreciation/depreciation	1,176,934	4,117,334

Net realized and unrealized gain	1,070,548	1,782,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,377,883	$3,062,077

[a]	Net of foreign withholding tax of $14,745 and $ —, respectively.

See notes to financial statements.

FINANCIAL STATEMENTS	73

Statements of Changes in Net Assets

iSHARES® TRUST

	iShares MSCI All Peru Capped ETF		iShares MSCI Argentina and Global Exposure ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Period from April 25, 2017[a] to August 31, 2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$2,879,571	$1,962,364	$14,080
Net realized gain (loss)	12,558,330	(35,986,513)	124,641
Net change in unrealized appreciation/depreciation	12,198,581	97,072,346	(119,340)

Net increase in net assets resulting from operations	27,636,482	63,048,197	19,381

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(3,701,557)	(2,162,091)	(6,820)

Total distributions to shareholders	(3,701,557)	(2,162,091)	(6,820)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	35,886,517	72,962,118	20,526,410
Cost of shares redeemed	(107,053,238)	(47,417,453)	(5,111,135)

Net increase (decrease) in net assets from capital share transactions	(71,166,721)	25,544,665	15,415,275

INCREASE (DECREASE) IN NET ASSETS	(47,231,796)	86,430,771	15,427,836

NET ASSETS
Beginning of period	218,025,686	131,594,915	—

End of period	$170,793,890	$218,025,686	$15,427,836

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$(209,986)	$(46,398)	$425,301

SHARES ISSUED AND REDEEMED
Shares sold	1,050,000	2,650,000	800,000
Shares redeemed	(3,150,000)	(1,700,000)	(200,000)

Net increase (decrease) in shares outstanding	(2,100,000)	950,000	600,000

[a]	Commencement of operations.

See notes to financial statements.

74	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Brazil Small-Cap ETF		iShares MSCI China ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,425,731	$798,488	$39,529,675	$42,733,390
Net realized gain (loss)	(2,172,827)	(11,331,557)	95,349,842	(178,902,815)
Net change in unrealized appreciation/depreciation	18,264,062	22,414,456	561,209,656	267,731,484

Net increase in net assets resulting from operations	17,516,966	11,881,387	696,089,173	131,562,059

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,601,858)	(679,799)	(29,342,450)	(41,167,086)

Total distributions to shareholders	(1,601,858)	(679,799)	(29,342,450)	(41,167,086)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	16,706,722	14,888,226	312,129,183	351,971,009
Cost of shares redeemed	(20,393,245)	(3,192,180)	(484,619,997)	(157,677,223)

Net increase (decrease) in net assets from capital share transactions	(3,686,523)	11,696,046	(172,490,814)	194,293,786

INCREASE IN NET ASSETS	12,228,585	22,897,634	494,255,909	284,688,759

NET ASSETS
Beginning of year	50,087,065	27,189,431	2,099,991,377	1,815,302,618

End of year	$62,315,650	$50,087,065	$2,594,247,286	$2,099,991,377

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(143,648)	$(111,469)	$28,186,450	$17,863,598

SHARES ISSUED AND REDEEMED
Shares sold	1,200,000	1,450,000	6,400,000	7,800,000
Shares redeemed	(1,700,000)	(450,000)	(9,400,000)	(3,800,000)

Net increase (decrease) in shares outstanding	(500,000)	1,000,000	(3,000,000)	4,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	75

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI China Small-Cap ETF		iShares MSCI Indonesia ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$547,798	$648,162	$6,447,082	$6,068,963
Net realized gain (loss)	(8,693)	(2,613,330)	26,227,900	(36,634,508)
Net change in unrealized appreciation/depreciation	2,355,521	4,304,580	(15,948,389)	131,755,013

Net increase in net assets resulting from operations	2,894,626	2,339,412	16,726,593	101,189,468

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(775,895)	(768,088)	(6,469,991)	(5,726,092)
Return of capital	—	—	—	(324,115)

Total distributions to shareholders	(775,895)	(768,088)	(6,469,991)	(6,050,207)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	—	1,041	158,333,457	618,736,023
Cost of shares redeemed	—	(6,512,739)	(369,376,936)	(280,057,830)

Net increase (decrease) in net assets from capital share transactions	—	(6,511,698)	(211,043,479)	338,678,193

INCREASE (DECREASE) IN NET ASSETS	2,118,731	(4,940,374)	(200,786,877)	433,817,454

NET ASSETS
Beginning of year	19,706,105	24,646,479	702,197,964	268,380,510

End of year	$21,824,836	$19,706,105	$501,411,087	$702,197,964

Distributions in excess of net investment income included in net assets at end of year	$(5,085)	$(2,599)	$(46,890)	$(62,658)

SHARES ISSUED AND REDEEMED
Shares sold	—	—	6,150,000	27,200,000
Shares redeemed	—	(150,000)	(14,700,000)	(13,300,000)

Net increase (decrease) in shares outstanding	—	(150,000)	(8,550,000)	13,900,000

See notes to financial statements.

76	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Philippines ETF		iShares MSCI Poland Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$763,935	$1,581,916	$5,059,900	$3,948,549
Net realized gain (loss)	(10,354,631)	2,294,809	558,728	(24,759,076)
Net change in unrealized appreciation/depreciation	(13,321,244)	20,746,387	107,313,862	(13,598,460)

Net increase (decrease) in net assets resulting from operations	(22,911,940)	24,623,112	112,932,490	(34,408,987)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,008,827)	(2,096,978)	(4,649,179)	(2,589,910)

Total distributions to shareholders	(1,008,827)	(2,096,978)	(4,649,179)	(2,589,910)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	60,308,205	217,152,095	170,932,433	108,806,967
Cost of shares redeemed	(181,545,734)	(188,547,640)	(95,416,457)	(85,638,124)

Net increase (decrease) in net assets from capital share transactions	(121,237,529)	28,604,455	75,515,976	23,168,843

INCREASE (DECREASE) IN NET ASSETS	(145,158,296)	51,130,589	183,799,287	(13,830,054)

NET ASSETS
Beginning of year	317,403,113	266,272,524	179,737,393	193,567,447

End of year	$172,244,817	$317,403,113	$363,536,680	$179,737,393

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(17,537)	$19,665	$2,749,100	$1,994,555

SHARES ISSUED AND REDEEMED
Shares sold	1,750,000	5,900,000	8,250,000	5,750,000
Shares redeemed	(5,050,000)	(5,300,000)	(4,900,000)	(4,750,000)

Net increase (decrease) in shares outstanding	(3,300,000)	600,000	3,350,000	1,000,000

See notes to financial statements.

FINANCIAL STATEMENTS	77

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI Qatar Capped ETF		iShares MSCI Saudi Arabia Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016	Year ended August 31, 2017	Period from September 16, 2015[a] to August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,398,476	$1,549,144	$307,335	$156,479
Net realized loss	(5,212,857)	(4,086,778)	(106,386)	(168,175)
Net change in unrealized appreciation/depreciation	(4,434,875)	1,313,485	1,176,934	(543,561)

Net increase (decrease) in net assets resulting from operations	(8,249,256)	(1,224,149)	1,377,883	(555,257)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,458,378)	(1,597,151)	(169,819)	(103,109)
Return of capital	—	(37,823)	—	—

Total distributions to shareholders	(1,458,378)	(1,634,974)	(169,819)	(103,109)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	19,964,765	19,039,707	12,793,748	4,962,929
Cost of shares redeemed	(14,353,080)	(7,694,517)	—	—

Net increase in net assets from capital share transactions	5,611,685	11,345,190	12,793,748	4,962,929

INCREASE (DECREASE) IN NET ASSETS	(4,095,949)	8,486,067	14,001,812	4,304,563

NET ASSETS
Beginning of period	53,486,049	44,999,982	4,304,563	—

End of period	$49,390,100	$53,486,049	$18,306,375	$4,304,563

Undistributed (distributions in excess of) net investment income included in net assets at end of period	$1,276	$(66,825)	$188,633	$52,929

SHARES ISSUED AND REDEEMED
Shares sold	1,150,000	950,000	500,000	200,000
Shares redeemed	(750,000)	(400,000)	—	—

Net increase in shares outstanding	400,000	550,000	500,000	200,000

[a]	Commencement of operations.

See notes to financial statements.

78	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets (Continued)

iSHARES® TRUST

	iShares MSCI UAE Capped ETF
	Year ended August 31, 2017	Year ended August 31, 2016

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS:
Net investment income	$1,279,728	$1,196,775
Net realized loss	(2,334,985)	(5,536,914)
Net change in unrealized appreciation/depreciation	4,117,334	3,815,414

Net increase (decrease) in net assets resulting from operations	3,062,077	(524,725)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,550,737)	(1,213,587)

Total distributions to shareholders	(1,550,737)	(1,213,587)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,974,524	20,543,971
Cost of shares redeemed	(4,978,554)	(8,821,510)

Net increase in net assets from capital share transactions	6,995,970	11,722,461

INCREASE IN NET ASSETS	8,507,310	9,984,149

NET ASSETS
Beginning of year	41,155,897	31,171,748

End of year	$49,663,207	$41,155,897

Undistributed (distributions in excess of) net investment income included in net assets at end of year	$(240,907)	$30,133

SHARES ISSUED AND REDEEMED
Shares sold	700,000	1,200,000
Shares redeemed	(300,000)	(500,000)

Net increase in shares outstanding	400,000	700,000

See notes to financial statements.

FINANCIAL STATEMENTS	79

Financial Highlights

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI All Peru Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$32.79	$23.09	$36.60	$33.90	$41.33

Income from investment operations:
Net investment income[a]	0.46	0.33	0.36	0.45	0.94
Net realized and unrealized gain (loss)[b]	4.99	9.73	(13.48)	2.73	(7.07)

Total from investment operations	5.45	10.06	(13.12)	3.18	(6.13)

Less distributions from:
Net investment income	(0.70)	(0.36)	(0.39)	(0.48)	(1.30)

Total distributions	(0.70)	(0.36)	(0.39)	(0.48)	(1.30)

Net asset value, end of year	$37.54	$32.79	$23.09	$36.60	$33.90

Total return	16.89%	44.13%	(36.15)%	9.50%	(15.36)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$170,794	$218,026	$131,595	$252,539	$313,565
Ratio of expenses to average net assets	0.62%	0.63%	0.61%	0.51%	0.51%
Ratio of expenses to average net assets prior to waived fees	n/a	n/a	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.37%	1.23%	1.15%	1.33%	2.24%
Portfolio turnover rate[c]	13%	22%	21%	13%	11%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017 and August 31, 2016 were 12% and 22%, respectively. See Note 4.

See notes to financial statements.

80	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout the period)

iShares MSCI Argentina and Global Exposure ETF
Period from Apr. 25, 2017[a] to Aug. 31, 2017
Net asset value, beginning of period	$25.23

Income from investment operations:
Net investment income[b]	0.03
Net realized and unrealized gain[c]	0.46

Total from investment operations	0.49

Less distributions from:
Net investment income	(0.01)

Total distributions	(0.01)

Net asset value, end of period	$25.71

Total return	2.00%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$15,428
Ratio of expenses to average net assets[e]	0.59%
Ratio of net investment income to average net assets[e]	0.34%
Portfolio turnover rate[f]	17%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	81

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Brazil Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$11.51	$8.12	$21.00	$19.78	$25.65

Income from investment operations:
Net investment income[a]	0.36	0.24	0.37	0.47	0.32
Net realized and unrealized gain (loss)[b]	4.74	3.35	(12.85)	1.13	(5.59)

Total from investment operations	5.10	3.59	(12.48)	1.60	(5.27)

Less distributions from:
Net investment income	(0.42)	(0.20)	(0.40)	(0.38)	(0.43)
Return of capital	—	—	(0.00)[c]	—	(0.17)

Total distributions	(0.42)	(0.20)	(0.40)	(0.38)	(0.60)

Net asset value, end of year	$16.19	$11.51	$8.12	$21.00	$19.78

Total return	45.92%	45.17%	(60.01)%	8.18%	(21.00)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$62,316	$50,087	$27,189	$40,951	$34,608
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.76%	2.77%	2.87%	2.36%	1.25%
Portfolio turnover rate[d]	58%	38%	172%	40%	51%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 26%, 28%, 39%, 35% and 39%, respectively. See Note 4.

See notes to financial statements.

82	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$46.87	$44.49	$50.34	$43.90	$39.68

Income from investment operations:
Net investment income[a]	0.86	0.97	1.41	1.15	1.36
Net realized and unrealized gain (loss)[b]	14.94	2.34	(6.21)	6.24	3.88

Total from investment operations	15.80	3.31	(4.80)	7.39	5.24

Less distributions from:
Net investment income	(0.61)	(0.93)	(1.05)	(0.95)	(1.02)

Total distributions	(0.61)	(0.93)	(1.05)	(0.95)	(1.02)

Net asset value, end of year	$62.06	$46.87	$44.49	$50.34	$43.90

Total return	34.13%	7.63%	(9.86)%	17.03%	13.40%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,594,247	$2,099,991	$1,815,303	$1,132,558	$856,075
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.70%	2.24%	2.65%	2.48%	3.02%
Portfolio turnover rate[c]	6%	27%	14%	7%	10%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015 and August 31, 2014 were 6%, 27%, 14% and 7%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	83

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI China Small-Cap ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$43.79	$41.08	$48.30	$41.98	$32.15

Income from investment operations:
Net investment income[a]	1.22	1.25	1.24	1.09	1.07
Net realized and unrealized gain (loss)[b]	5.21	2.99	(7.18)	6.55	9.87

Total from investment operations	6.43	4.24	(5.94)	7.64	10.94

Less distributions from:
Net investment income	(1.72)	(1.53)	(1.28)	(1.32)	(1.11)

Total distributions	(1.72)	(1.53)	(1.28)	(1.32)	(1.11)

Net asset value, end of year	$48.50	$43.79	$41.08	$48.30	$41.98

Total return	15.29%	10.50%	(12.94)%	18.46%	34.30%

Ratios/Supplemental data:
Net assets, end of year (000s)	$21,825	$19,706	$24,646	$33,808	$31,487
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	2.72%	2.95%	2.44%	2.38%	2.60%
Portfolio turnover rate[c]	26%	31%	35%	33%	27%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered in Creation Units but include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units partially for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, August 31, 2015, August 31, 2014 and August 31, 2013 were 26%, 31%, 32%, 33% and 27%, respectively. See Note 4.

See notes to financial statements.

84	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Indonesia ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$25.82	$20.18	$28.54	$24.78	$28.49

Income from investment operations:
Net investment income[a]	0.31	0.34	0.31	0.37	0.53
Net realized and unrealized gain (loss)[b]	1.11	5.59	(8.29)	3.75	(3.77)

Total from investment operations	1.42	5.93	(7.98)	4.12	(3.24)

Less distributions from:
Net investment income	(0.35)	(0.27)	(0.38)	(0.36)	(0.47)
Return of capital	—	(0.02)	—	—	—

Total distributions	(0.35)	(0.29)	(0.38)	(0.36)	(0.47)

Net asset value, end of year	$26.89	$25.82	$20.18	$28.54	$24.78

Total return	5.53%	29.59%	(28.13)%	16.79%	(11.67)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$501,411	$702,198	$268,381	$576,411	$392,769
Ratio of expenses to average net assets	0.62%	0.63%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	1.22%	1.47%	1.16%	1.41%	1.67%
Portfolio turnover rate[c]	6%	5%	4%	8%	15%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	85

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Philippines ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$39.19	$35.50	$38.19	$31.93	$29.37

Income from investment operations:
Net investment income[a]	0.15	0.21	0.34	0.35	0.42
Net realized and unrealized gain (loss)[b]	(3.26)	3.74	(2.70)	6.22	2.47

Total from investment operations	(3.11)	3.95	(2.36)	6.57	2.89

Less distributions from:
Net investment income	(0.20)	(0.26)	(0.33)	(0.31)	(0.33)

Total distributions	(0.20)	(0.26)	(0.33)	(0.31)	(0.33)

Net asset value, end of year	$35.88	$39.19	$35.50	$38.19	$31.93

Total return	(7.87)%	11.19%	(6.21)%	20.53%[c]	9.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$172,245	$317,403	$266,273	$351,313	$277,824
Ratio of expenses to average net assets	0.62%	0.64%	0.62%	0.62%	0.61%
Ratio of net investment income to average net assets	0.42%	0.58%	0.85%	1.02%	1.14%
Portfolio turnover rate[d]	7%	10%	12%	24%	23%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[c]	The total return disclosed is based on the net asset value (“NAV”) calculated daily for the creation and redemption of shares in the Fund, which may differ from the NAV calculated for financial reporting purposes. Based on the NAV calculated for financial reporting purposes, the total return for the Fund was 20.63%.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

86	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Poland Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Year ended Aug. 31, 2015	Year ended Aug. 31, 2014	Year ended Aug. 31, 2013
Net asset value, beginning of year	$18.06	$21.63	$28.02	$27.12	$24.31

Income from investment operations:
Net investment income[a]	0.45 [b]	0.42	0.65	0.84	0.74
Net realized and unrealized gain (loss)[c]	9.25	(3.70)	(6.25)	1.04	2.94

Total from investment operations	9.70	(3.28)	(5.60)	1.88	3.68

Less distributions from:
Net investment income	(0.43)	(0.29)	(0.79)	(0.98)	(0.87)

Total distributions	(0.43)	(0.29)	(0.79)	(0.98)	(0.87)

Net asset value, end of year	$27.33	$18.06	$21.63	$28.02	$27.12

Total return	54.79%[b]	(15.17)%	(20.31)%	6.82%	15.13%

Ratios/Supplemental data:
Net assets, end of year (000s)	$363,537	$179,737	$193,567	$297,056	$277,933
Ratio of expenses to average net assets	0.63%	0.64%	0.62%	0.62%	0.61%
Ratio of expenses to average net assets excluding professional fees for foreign withholding tax claims (Note 8)	0.62%	n/a	n/a	n/a	n/a
Ratio of net investment income to average net assets	2.07%[b]	2.24%	2.60%	2.83%	2.73%
Portfolio turnover rate[d]	6%	10%	17%	10%	21%

[a]	Based on average shares outstanding throughout each period.
[b]	Reflects the positive effect of foreign withholding tax claims, net of the associated professional fees (See Note 8), which resulted in the following increases for the year ended August 31, 2017:
•	Net investment income per share by $0.03
•	Total return by 0.11%
•	Ratio of net investment income to average net assets by 0.14%
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	87

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Qatar Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Aug. 1, 2015 to Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Jul. 31, 2014
Net asset value, beginning of period	$20.18	$21.43	$22.14	$24.73	$24.26

Income from investment operations:
Net investment income (loss)[c]	0.57	0.67	(0.01)	0.70	(0.02)
Net realized and unrealized gain (loss)[d]	(3.90)	(1.24)	(0.70)	(2.44)	0.49

Total from investment operations	(3.33)	(0.57)	(0.71)	(1.74)	0.47

Less distributions from:
Net investment income	(0.66)	(0.66)	—	(0.85)	—
Return of capital	—	(0.02)	—	—	—

Total distributions	(0.66)	(0.68)	—	(0.85)	—

Net asset value, end of period	$16.19	$20.18	$21.43	$22.14	$24.73

Total return	(16.52)%	(2.32)%	(3.21)%[e]	(7.10)%	1.94%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$49,390	$53,486	$45,000	$47,590	$35,853
Ratio of expenses to average net assets[f]	0.62%	0.64%	0.63%	0.62%	0.61%
Ratio of net investment income (loss) to average net assets[f]	3.05%	3.44%	(0.63)%	2.94%	(0.34)%
Portfolio turnover rate[g]	47%	29%	5%[e]	85%	11%[e]

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 20%, 12%, 2%, 37% and 0%, respectively. See Note 4.

See notes to financial statements.

88	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI Saudi Arabia Capped ETF
	Year ended Aug. 31, 2017	Period from Sep. 16, 2015[a] to Aug. 31, 2016
Net asset value, beginning of period	$21.52	$24.92

Income from investment operations:
Net investment income[b]	0.91	0.81
Net realized and unrealized gain (loss)[c]	4.24	(3.69)

Total from investment operations	5.15	(2.88)

Less distributions from:
Net investment income	(0.52)	(0.52)

Total distributions	(0.52)	(0.52)

Net asset value, end of period	$26.15	$21.52

Total return	24.06%	(11.64)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$18,306	$4,305
Ratio of expenses to average net assets[e]	0.74%	0.74%
Ratio of net investment income to average net assets[e]	3.68%	3.71%
Portfolio turnover rate[f]	21%	17%[d]

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the year ended August 31, 2017 and the period ended August 31, 2016 were 21% and 17%, respectively. See Note 4.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	89

Financial Highlights (Continued)

iSHARES® TRUST

(For a share outstanding throughout each period)

	iShares MSCI UAE Capped ETF
	Year ended Aug. 31, 2017	Year ended Aug. 31, 2016	Period from Aug. 1, 2015 to Year ended Aug. 31, 2015[a]	Year ended Jul. 31, 2015	Period from Apr. 29, 2014[b] to Year ended Jul. 31, 2014
Net asset value, beginning of period	$17.15	$18.34	$20.46	$24.00	$25.04

Income from investment operations:
Net investment income (loss)[c]	0.50	0.68 [d]	(0.01)	1.01	0.01
Net realized and unrealized gain (loss)[e]	0.72	(1.19)	(2.11)	(3.56)	(1.01)

Total from investment operations	1.22	(0.51)	(2.12)	(2.55)	(1.00)

Less distributions from:
Net investment income	(0.63)	(0.68)	—	(0.99)	(0.04)

Total distributions	(0.63)	(0.68)	—	(0.99)	(0.04)

Net asset value, end of period	$17.74	$17.15	$18.34	$20.46	$24.00

Total return	7.33%	(2.66)%	(10.36)%[f]	(10.33)%	(4.00)%[f]

Ratios/Supplemental data:
Net assets, end of period (000s)	$49,663	$41,156	$31,172	$33,756	$51,610
Ratio of expenses to average net assets[g]	0.62%	0.64%	0.63%	0.62%	0.62%
Ratio of net investment income (loss) to average net assets[g]	2.94%	4.09%[d]	(0.76)%	4.81%	0.19%
Portfolio turnover rate[h]	33%	55%	1%[f]	72%	22%[f]

[a]	The Fund’s fiscal year-end was changed from July 31 to August 31.
[b]	Commencement of operations.
[c]	Based on average shares outstanding throughout each period.
[d]	Includes a special distribution from Mediclinic International PLC. Excluding such special distribution, the net investment income would have been $0.52 per share and 3.11% of average net assets.
[e]	The amount reported for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period due to the timing of capital share transactions in relation to the fluctuating market values of the Fund’s underlying securities.
[f]	Not annualized.
[g]	Annualized for periods of less than one year.
[h]	Portfolio turnover rates include portfolio transactions that are executed as a result of the Fund processing capital share transactions in Creation Units solely for cash in U.S. dollars. Excluding such cash transactions, the portfolio turnover rates for the years ended August 31, 2017, August 31, 2016, the period ended August 31, 2015, the year ended July 31, 2015 and the period ended July 31, 2014 were 23%, 29%, 1%, 38% and 1%, respectively. See Note 4.

See notes to financial statements.

90	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

iSHARES® TRUST

iShares Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Delaware statutory trust pursuant to an Agreement and Declaration of Trust dated December 16, 1999.

These financial statements relate only to the following funds (each, a “Fund,” and collectively, the “Funds”):

iShares ETF	Diversification Classification
MSCI All Peru Capped	Non-diversified
MSCI Argentina and Global Exposure[a]	Non-diversified
MSCI Brazil Small-Cap	Diversified
MSCI China	Non-diversified
MSCI China Small-Cap	Diversified
MSCI Indonesia	Non-diversified

iShares ETF	Diversification Classification
MSCI Philippines	Non-diversified
MSCI Poland Capped	Non-diversified
MSCI Qatar Capped	Non-diversified
MSCI Saudi Arabia Capped	Non-diversified
MSCI UAE Capped	Non-diversified

[a]	The Fund commenced operations on April 25, 2017.

The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index. The investment adviser uses a “passive” or index approach to try to achieve each Fund’s investment objective.

Pursuant to the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities that may arise out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

1.	SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of financial statements in conformity with U.S. GAAP requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

SECURITY VALUATION

Each Fund’s investments are valued at fair value each day that the Fund’s listing exchange is open and, for financial reporting purposes, as of the report date should the reporting period end on a day that the Fund’s listing exchange is not open. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) provides oversight of the valuation of investments for the Funds. The investments of each Fund are valued pursuant to policies and procedures developed by the Global Valuation Committee and approved by the Board of Trustees of the Trust (the “Board”).

•	Equity investments traded on a recognized securities exchange are valued at that day’s last reported trade price or the official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last traded price.

NOTES TO FINANCIAL STATEMENTS	91

Notes to Financial Statements (Continued)

iSHARES® TRUST

•	Open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•	Futures contract notional values are determined based on that day’s last reported settlement price on the exchange where the contract is traded.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the fair value of such investment or if a price is not available, the investment will be valued by the Global Valuation Committee, in accordance with policies approved by the Board. The fair valuation approaches that may be utilized by the Global Valuation Committee to determine fair value include market approach, income approach and the cost approach. The valuation techniques used under these approaches take into consideration inputs that include but are not limited to (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) the customary participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other inputs, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and/or default rates. Valuations based on such inputs are reported to the Board on a quarterly basis.

The Global Valuation Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Trust’s pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices, reviews of large movements in market values, and reviews of market related activity.

Fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by the Fund’s underlying index, which in turn could result in a difference between the Fund’s performance and the performance of the Fund’s underlying index.

Various inputs are used in determining the fair value of financial instruments. Inputs may be based on independent market data (“observable inputs”) or they may be internally developed (“unobservable inputs”). These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities;

•	Level 2 — Inputs other than quoted prices included within Level 1 that are observable for the asset or liability either directly or indirectly, including quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not considered to be active, inputs other than quoted prices that are observable for the asset or liability (such as exchange rates, financing terms, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs; and

•	Level 3 — Unobservable inputs for the asset or liability based on the best information available in the circumstances, to the extent observable inputs are not available, including the Global Valuation Committee’s assumptions used in determining the fair value of investments.

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgement exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments is included in its schedule of investments.

92	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. In accordance with the Trust’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of values determined for financial instruments are based on the pricing transparency of the financial instruments and are not necessarily an indication of the risks associated with investing in those securities.

SECURITY TRANSACTIONS AND INCOME RECOGNITION

Security transactions are accounted for on trade date. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recognized on the ex-dividend date, net of any foreign taxes withheld at source. Any taxes withheld that are reclaimable from foreign tax authorities as of August 31, 2017 are reflected in tax reclaims receivable. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be re-designated as a reduction of cost of the related investment and/or realized gain. Non-cash dividends received, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Distributions received by the Funds may include a return of capital that is estimated by management. Such amounts are recorded as a reduction of the cost of investments or reclassified to capital gains. Interest income is accrued daily.

FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currencies, as well as investment securities and other assets and liabilities denominated in foreign currencies, are translated into U.S. dollars using exchange rates deemed appropriate by the investment adviser. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars on the respective dates of such transactions.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities. Such fluctuations are reflected by the Funds as a component of realized and unrealized gains and losses from investments for financial reporting purposes. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

FOREIGN TAXES

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and are reflected in their statements of operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “other foreign taxes”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of August 31, 2017, if any, are disclosed in the Funds’ statements of assets and liabilities.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends and distributions paid by each Fund are recorded on the ex-dividend dates. Distributions are determined on a tax basis and may differ from net investment income and net realized capital gains for financial reporting purposes. Dividends and distributions are paid in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.

NOTES TO FINANCIAL STATEMENTS	93

Notes to Financial Statements (Continued)

iSHARES® TRUST

LOANS OF PORTFOLIO SECURITIES

Each Fund may lend its investment securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Funds. Any additional required collateral is delivered to the Funds and any excess collateral is returned by the Funds on the next business day. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Cash received as collateral for securities on loan may be reinvested in certain short-term instruments either directly on behalf of a fund or through one or more joint accounts or money market funds, including those managed by BlackRock Fund Advisors (“BFA”), the Funds’ investment adviser, or its affiliates. As of August 31, 2017, any securities on loan were collateralized by cash and/or U.S. government obligations. Cash collateral received was invested in money market funds managed by BFA and is disclosed in the schedules of investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan for each Fund are also disclosed in its schedule of investments. The total value of any securities on loan as of August 31, 2017 and the total value of the related cash collateral are disclosed in the statements of assets and liabilities. Income earned by the Funds from securities lending is disclosed in the statements of operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities loaned if the collateral received does not cover the value of the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the value of the loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (“MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency) for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, a Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. The value of the collateral is typically greater than that of the market value of the securities loaned, leaving the lender with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

94	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

The following table is a summary of securities lending agreements which are subject to offset under an MSLA as of August 31, 2017:

iShares ETF and Counterparty	Market Value of Securities on Loan	Cash Collateral Received [a]	Net Amount
MSCI China
Barclays Capital Inc.	$627,310	$627,310	$—
BNP Paribas Prime Brokerage International Ltd.	57,118,835	57,118,835	—
Citigroup Global Markets Inc.	43,808,046	43,808,046	—
Credit Suisse Securities (USA) LLC	1,691,314	1,691,314	—
Deutsche Bank Securities Inc.	10,670,010	10,670,010	—
Goldman Sachs & Co.	7,667,562	7,667,562	—
HSBC Bank PLC	68,763,470	68,763,470	—
Jefferies LLC	591,476	591,476	—
JPMorgan Securities LLC	6,820,576	6,820,576	—
Merrill Lynch, Pierce, Fenner & Smith	140,815,057	140,815,057	—
Morgan Stanley & Co. LLC	15,236,909	15,236,909	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	5,980,388	5,980,388	—
Nomura Securities International Inc.	1,345,311	1,345,311	—
Scotia Capital (USA) Inc.	248,952	248,952	—
State Street Bank & Trust Company	2,104,601	2,104,601	—

	$363,489,817	$363,489,817	$—

MSCI China Small-Cap
Barclays Capital Inc.	134,252	134,252	—
Citigroup Global Markets Inc.	145,394	145,394	—
Credit Suisse Securities (USA) LLC	838,937	838,937	—
Deutsche Bank Securities Inc.	608,994	608,994	—
Goldman Sachs & Co.	496,069	496,069	—
JPMorgan Securities LLC	653,541	653,541	—
Merrill Lynch, Pierce, Fenner & Smith	827,773	827,773	—
Morgan Stanley & Co. LLC	544,591	544,591	—
Morgan Stanley & Co. LLC (U.S. Equity Securities Lending)	113,314	113,314	—
Nomura Securities International Inc.	46,880	46,880	—
Scotia Capital (USA) Inc.	6,337	6,337	—
SG Americas Securities LLC	127,654	127,654	—
State Street Bank & Trust Company	168,833	168,833	—
UBS AG	495,262	495,262	—
UBS Securities LLC	203,179	203,179	—

	$5,411,010	$5,411,010	$—

MSCI Poland Capped
Deutsche Bank Securities Inc.	206,412	206,412	—
Goldman Sachs & Co.	2,404,623	2,404,623	—
JPMorgan Securities LLC	21,492	21,492	—
Merrill Lynch, Pierce, Fenner & Smith	2,186,784	2,186,784	—
Morgan Stanley & Co. LLC	589,313	589,313	—
UBS AG	24,668	24,668	—
UBS Securities LLC	498,585	498,585	—

	$5,931,877	$5,931,877	$—

[a]	Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Fund is disclosed in the Fund’s statement of assets and liabilities.

NOTES TO FINANCIAL STATEMENTS	95

Notes to Financial Statements (Continued)

iSHARES® TRUST

2.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement with the Trust, BFA manages the investment of each Fund’s assets. BFA is a California corporation indirectly owned by BlackRock. Under the Investment Advisory Agreement, BFA is responsible for substantially all expenses of the Funds, except (i) interest and taxes; (ii) brokerage commissions and other expenses connected with the execution of portfolio transactions; (iii) distribution fees; (iv) the advisory fee payable to BFA; and (v) litigation expenses and any extraordinary expenses (in each case as determined by a majority of the independent trustees).

For its investment advisory services to each of the iShares MSCI All Peru Capped, iShares MSCI Brazil Small-Cap, iShares MSCI China, iShares MSCI China Small-Cap, iShares MSCI Indonesia, iShares MSCI Philippines, iShares MSCI Poland Capped, iShares MSCI Qatar Capped and iShares MSCI UAE Capped ETFs, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on each Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds, as follows:

Investment Advisory Fee	Aggregate Average Daily Net Assets
0.74%	First $2 billion
0.69	Over $2 billion, up to and including $4 billion
0.64	Over $4 billion, up to and including $8 billion
0.57	Over $8 billion, up to and including $16 billion
0.51	Over $16 billion, up to and including $24 billion
0.48	Over $24 billion, up to and including $32 billion
0.45	Over $32 billion

For its investment advisory services to each of the following Funds, BFA is entitled to an annual investment advisory fee, accrued daily and paid monthly by the Funds, based on the average daily net assets of each Fund as follows:

iShares ETF	Investment Advisory Fee
MSCI Argentina and Global Exposure	0.59%
MSCI Saudi Arabia Capped	0.74

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BTC bears all operational costs directly related to securities lending. Each Fund is responsible for fees in connection with the investment of cash collateral received for securities on loan in a money market fund managed by BFA, however, BTC has agreed to reduce the amount of securities lending income it receives in order to effectively limit the collateral investment fees each Fund bears to an annual rate of 0.04% (the “collateral investment fees”). Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment fees. The Funds retain a portion of securities lending income and remit the remaining portion to BTC as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees. In addition, commencing the business day following the date that the aggregate securities lending income plus the collateral investment fees generated across all 1940 Act iShares exchange-traded funds (the “iShares ETF Complex”) in a given calendar year exceeds the aggregate securities lending income generated across the iShares ETF Complex in the calendar year 2013, each Fund, pursuant to a

96	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

securities lending agreement, will retain for the remainder of that calendar year 85% of securities lending income and the amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

For the year ended August 31, 2017, the total of securities lending agent services and collateral investment fees paid were as follows:

iShares ETF	Fees Paid to BTC
MSCI China	$544,931
MSCI China Small-Cap	52,199
MSCI Poland Capped	100,450

BlackRock Investments, LLC, an affiliate of BFA, is the distributor for each Fund. Pursuant to the distribution agreement, BFA is responsible for any fees or expenses for distribution services provided to the Funds.

Cross trading is the buying or selling of portfolio securities between funds to which BFA (or an affiliate) serves as investment adviser. At its regularly scheduled quarterly meetings, the Board reviews such transactions as of the most recent calendar quarter for compliance with the requirements and restrictions set forth by Rule 17a-7.

For the year ended August 31, 2017, transactions executed by the Funds pursuant to Rule 17a-7 under the 1940 Act were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$1,146,386	$—
MSCI Argentina and Global Exposure	687,055	28,472
MSCI China	28,611,543	9,598,771
MSCI China Small-Cap	907,596	1,148,955
MSCI Poland Capped	3,038,338	1,600,585
MSCI UAE Capped	—	540,897

Each Fund may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in “Dividends – affiliated” in the statements of operations.

The PNC Financial Services Group, Inc. is the largest stockholder of BlackRock and is considered to be an affiliate of the Funds for 1940 Act purposes.

Certain trustees and officers of the Trust are also officers of BTC and/or BFA.

NOTES TO FINANCIAL STATEMENTS	97

Notes to Financial Statements (Continued)

iSHARES® TRUST

3.	INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments (excluding in-kind transactions and short-term investments) for the year ended August 31, 2017 were as follows:

iShares ETF	Purchases	Sales
MSCI All Peru Capped	$26,445,674	$29,289,088
MSCI Argentina and Global Exposure	2,424,469	1,766,981
MSCI Brazil Small-Cap	30,068,674	34,014,031
MSCI China	382,048,421	135,243,416
MSCI China Small-Cap	5,275,105	5,515,256
MSCI Indonesia	36,138,885	31,980,581
MSCI Philippines	13,378,255	13,199,654
MSCI Poland Capped	20,469,952	15,238,662
MSCI Qatar Capped	27,321,498	21,582,352
MSCI Saudi Arabia Capped	14,801,284	1,852,339
MSCI UAE Capped	20,872,783	14,467,811

In-kind transactions (see Note 4) for the year ended August 31, 2017 were as follows:

iShares ETF	In-kind Purchases	In-kind Sales
MSCI All Peru Capped	$35,032,914	$103,819,833
MSCI Argentina and Global Exposure	19,485,233	4,813,511
MSCI China	65,060,483	479,440,906
MSCI Indonesia	152,035,001	367,534,669
MSCI Philippines	59,794,067	180,978,180
MSCI Poland Capped	165,747,287	94,902,392
MSCI UAE Capped	707,014	398,821

4.	CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by each Fund only in aggregations of a specified number of shares or multiples thereof (“Creation Units”) at NAV. Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in capital shares for each Fund are disclosed in detail in the statements of changes in net assets.

The consideration for the purchase of Creation Units of a fund in the Trust generally consists of the in-kind deposit of a designated portfolio of securities and a specified amount of cash. Certain funds in the Trust may be offered in Creation Units solely or partially for cash in U.S. dollars. Investors purchasing and redeeming Creation Units may pay a purchase transaction fee and a redemption transaction fee directly to State Street Bank and Trust Company, the Trust’s administrator, to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, including Creation Units for cash. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the relevant fund for certain transaction costs (i.e., stamp taxes, taxes on currency or other financial transactions, and brokerage costs) and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” in the statements of changes in net assets.

98	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

5.	FUTURES CONTRACTS

The Fund’s use of futures contracts is generally limited to cash equitization. This involves the use of available cash to invest in index futures contracts in order to gain exposure to the equity markets represented in or by the Fund’s underlying index and is intended to allow the Fund to better track its underlying index. Futures contracts are standardized, exchange-traded agreements to buy or sell a financial instrument at a set price on a future date. Upon entering into a futures contract, a fund is required to pledge to the executing broker which holds segregated from its own assets, an amount of cash, U.S. government securities or other high-quality debt and equity securities equal to the minimum initial margin requirements of the exchange on which the contract is traded.

Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in notional value of the contract. Such receipts or payments are known as margin variation and are recorded by the fund as unrealized appreciation or depreciation. When the contract is closed, the fund records a realized gain or loss equal to the difference between the notional value of the contract at the time it was opened and the notional value at the time it was closed. Losses may arise if the notional value of a futures contract decreases due to an unfavorable change in the market rates or values of the underlying instrument during the term of the contract or if the counterparty does not perform under the contract. The use of futures contracts also involves the risk of an imperfect correlation in the movements in the price of futures contracts and the assets underlying such contracts.

The following table shows the value of futures contracts held by the iShares MSCI China ETF as of August 31, 2017 and the related locations in the statements of assets and liabilities, presented by risk exposure category:

Assets
Equity contracts:
Variation margin / Net assets consist of – net unrealized appreciation (depreciation)[a]	$30,271

[a]	Represents cumulative appreciation of futures contracts as reported in the schedule of investments. Only current day’s variation margin is reported separately within the statement of assets and liabilities.

The following table shows the realized and unrealized gains (losses) on futures contracts held by the iShares MSCI China ETF during the year ended August 31, 2017 and the related locations in the statements of operations, presented by risk exposure category:

	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/Depreciation
Equity contracts:
Futures contracts	$2,543,059	$10,591

The following table shows the average quarter-end balances of open futures contracts for the iShares MSCI China ETF for the year ended August 31, 2017:

Average value of contracts purchased	$3,625,860

NOTES TO FINANCIAL STATEMENTS	99

Notes to Financial Statements (Continued)

iSHARES® TRUST

6.	PRINCIPAL RISKS

In the normal course of business, each Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including, among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate or price fluctuations. Each Fund’s prospectus provides details of the risks to which the Fund is subject.

BFA uses a “passive” or index approach to try to achieve each Fund’s investment objective following the securities included in its underlying index during upturns as well as downturns. BFA does not take steps to reduce market exposure or to lessen the effects of a declining market. Divergence from the underlying index and the composition of the portfolio is monitored by BFA.

MARKET RISK

Market risk arises mainly from uncertainty about future values of financial instruments influenced by price, currency and interest rate movements. It represents the potential loss a fund may suffer through holding market positions in the face of market movements. A fund is exposed to market risk by its investment in equity, fixed income and/or financial derivative instruments or by its investment in underlying funds. The fair value of securities held by a fund may decline due to general market conditions, economic trends or events that are not specifically related to the issuers of the securities including local, regional or global political, social or economic instability or to factors that affect a particular industry or group of industries. The extent of a fund’s exposure to market risk is the market value of the investments held as shown in the fund’s schedule of investments.

A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its schedule of investments.

Investing in the securities of non-U.S. issuers involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: differences in accounting, auditing and financial reporting standards; more substantial governmental involvement in the economy; higher inflation rates, greater social, economic and political uncertainties; possible nationalization or expropriation of assets; less availability of public information about issuers; imposition of withholding or other taxes; higher transaction and custody costs and delays in settlement procedures; and lower level of regulation of the securities markets and issuers. Non-U.S. securities may be less liquid, more difficult to value, and have greater price volatility due to exchange rate fluctuations. These and other risks are heightened for investments in issuers from countries with less developed capital markets.

When a fund concentrates its investments in issuers located in a single country, it assumes the risk that economic, political and social conditions in that country may have a significant impact on its investment performance.

CREDIT RISK

Credit risk is the risk that an issuer or guarantor of debt instruments or the counterparty to a financial transaction, including derivatives contracts, repurchase agreements or loans of portfolio securities, is unable or unwilling to make timely interest and/or principal payments or to otherwise honor its obligations. BFA and its affiliates manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose a fund to issuer and counterparty credit

100	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

risks, consist principally of financial instruments and receivables due from counterparties. The extent of a fund’s exposure to credit and counterparty risks with respect to those financial assets is approximated by their value recorded in its statement of assets and liabilities.

7.	INCOME TAX INFORMATION

Each Fund is treated as an entity separate from the Trust’s other funds for federal income tax purposes. It is the policy of each Fund to qualify as a regulated investment company by complying with the provisions applicable to regulated investment companies, as defined under Subchapter M of the Internal Revenue Code of 1986, as amended, and to annually distribute substantially all of its ordinary income and any net capital gains (taking into account any capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income and excise taxes. Accordingly, no provision for federal income taxes is required.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. The following permanent differences as of August 31, 2017, attributable to the characterization of corporate actions, passive foreign investment companies, the characterization of expenses, distributions paid in excess of taxable income, foreign currency transactions and realized gains (losses) from in-kind redemptions, were reclassified to the following accounts:

iShares ETF	Paid-in Capital	Undistributed Net Investment Income/Distributions in Excess of Net Investment Income	Undistributed Net Realized Gain/Accumulated Net Realized Loss
MSCI All Peru Capped	$11,041,761	$658,398	$(11,700,159)
MSCI Argentina and Global Exposure	189,110	418,041	(607,151)
MSCI Brazil Small-Cap	—	143,948	(143,948)
MSCI China	95,418,109	135,627	(95,553,736)
MSCI China Small-Cap	—	225,611	(225,611)
MSCI Indonesia	32,387,760	38,677	(32,426,437)
MSCI Philippines	(7,687,387)	207,690	7,479,697
MSCI Poland Capped	6,790,317	343,824	(7,134,141)
MSCI Qatar Capped	—	128,003	(128,003)
MSCI Saudi Arabia Capped	—	(1,812)	1,812
MSCI UAE Capped	77,656	(31)	(77,625)

NOTES TO FINANCIAL STATEMENTS	101

Notes to Financial Statements (Continued)

iSHARES® TRUST

The tax character of distributions paid during the years ended August 31, 2017 and August 31, 2016 was as follows:

iShares ETF	2017	2016
MSCI All Peru Capped
Ordinary income	$3,701,557		$2,162,091

MSCI Argentina and Global Exposure
Ordinary income	$6,820	$	N/A

MSCI Brazil Small-Cap
Ordinary income	$1,601,858		$679,799

MSCI China
Ordinary income	$29,342,450		$41,167,086

MSCI China Small-Cap
Ordinary income	$775,895		$768,088

MSCI Indonesia
Ordinary income	$6,469,991		$5,726,092
Return of capital	—		324,115

	$6,469,991		$6,050,207

MSCI Philippines
Ordinary income	$1,008,827		$2,096,978

MSCI Poland Capped
Ordinary income	$4,649,179		$2,589,910

MSCI Qatar Capped
Ordinary income	$1,458,378		$1,597,151
Return of capital	—		37,823

	$1,458,378		$1,634,974

MSCI Saudi Arabia Capped
Ordinary income	$169,819		103,109

MSCI UAE Capped
Ordinary income	$1,550,737		$1,213,587

102	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements (Continued)

iSHARES® TRUST

As of August 31, 2017, the tax components of accumulated net earnings (losses) were as follows:

iShares ETF	Undistributed Ordinary Income	Capital Loss Carryforwards	Net Unrealized Gains (Losses) [a]	Qualified Late-Year Losses [b]	Total
MSCI All Peru Capped	$264,879	$(76,558,388)	$(53,111,313)	$—	$(129,404,822)
MSCI Argentina and Global Exposure	425,301	(7,706)	(594,144)	—	(176,549)
MSCI Brazil Small-Cap	1,936,896	(41,539,751)	18,404,114	—	(21,198,741)
MSCI China	31,387,778	(195,451,853)	505,830,079	—	341,766,004
MSCI China Small-Cap	171,500	(4,446,803)	(1,328,718)	—	(5,604,021)
MSCI Indonesia	—	(60,294,188)	(54,218,309)	—	(114,512,497)
MSCI Philippines	—	(34,129,389)	(26,124,720)	(17,537)	(60,271,646)
MSCI Poland Capped	5,709,508	(38,643,170)	(3,927,096)	—	(36,860,758)
MSCI Qatar Capped	2,920	(8,614,500)	(12,347,654)	—	(20,959,234)
MSCI Saudi Arabia Capped	188,633	(186,869)	547,934	—	549,698
MSCI UAE Capped	256,183	(11,910,059)	(4,692,666)	—	(16,346,542)

[a]	The difference between book-basis and tax-basis unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales, the characterization of corporate actions, and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.
[b]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of August 31, 2017, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

iShares ETF	Non- Expiring [a]	Expiring 2019	Total
MSCI All Peru Capped	$76,077,364	$481,024	$76,558,388
MSCI Argentina and Global Exposure	7,706	—	7,706
MSCI Brazil Small-Cap	41,539,751	—	41,539,751
MSCI China	195,451,853	—	195,451,853
MSCI China Small-Cap	4,446,803	—	4,446,803
MSCI Indonesia	60,273,859	20,329	60,294,188
MSCI Philippines	34,129,389	—	34,129,389
MSCI Poland Capped	38,643,165	5	38,643,170
MSCI Qatar Capped	8,614,500	—	8,614,500
MSCI Saudi Arabia Capped	186,869	—	186,869
MSCI UAE Capped	11,910,059	—	11,910,059

[a]	Must be utilized prior to losses subject to expiration.

The Funds may own shares in certain foreign investment entities, referred to, under U.S. tax law, as “passive foreign investment companies.” The Funds may elect to mark-to-market annually the shares of each passive foreign investment company and would be required to distribute to shareholders any such marked-to-market gains.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2017, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	103

Notes to Financial Statements (Continued)

iSHARES® TRUST

8.	FOREIGN WITHHOLDING TAX CLAIMS

The iShares MSCI Poland Capped ETF has filed claims to recover taxes withheld by Poland on dividend income on the basis that Poland had purportedly violated certain provisions in the Treaty on the Functioning of the European Union. The Fund has received payments on certain of the claims resulting from a favorable court ruling that the imposition of a withholding tax by a European Union member state on dividends paid to a nonresident company, including the Fund, while exempting domestic funds from such taxes results in discriminatory tax withholding contrary to the free movement of capital. The Fund continues to evaluate developments in Poland for potential impacts on recoverable withholding taxes. Polish withholding tax claims received are disclosed in the statement of operations. Professional fees associated with the filing of tax claims in Poland that result in the recovery of foreign withholding taxes have been approved by the Board as appropriate expenses of the Fund.

The Internal Revenue Service has issued guidance to address U.S. income tax liabilities attributable to fund shareholders resulting from the recovery of foreign taxes withheld in prior years. These withheld foreign taxes were passed through to shareholders in the form of foreign tax credits in the year the taxes were withheld. Assuming there are sufficient foreign taxes paid which the Fund is able to pass through to its shareholders as a foreign tax credit in the current year, the Fund will be able to offset the prior years’ withholding taxes recovered against the foreign taxes paid in the current year. Accordingly, no federal income tax liability is recorded by the Fund.

9.	LEGAL PROCEEDINGS

On June 16, 2016, investors (the “Plaintiffs”) in certain iShares funds (iShares Core S&P Small-Cap ETF, iShares Russell 1000 Growth ETF, iShares Core S&P 500 ETF, iShares Russell Mid-Cap Growth ETF, iShares Russell Mid-Cap ETF, iShares Russell Mid-Cap Value ETF, iShares Select Dividend ETF, iShares Morningstar Mid-Cap ETF, iShares Morningstar Large-Cap ETF, iShares U.S. Aerospace & Defense ETF and iShares U.S. Preferred Stock ETF) filed a putative class action lawsuit against iShares Trust, BlackRock, Inc. and certain of its advisory affiliates, and certain directors/trustees and officers of the Funds (collectively, “Defendants”). The lawsuit alleges the Defendants violated federal securities laws by failing to adequately disclose in the prospectuses issued by the funds noted above the risks of using stop-loss orders in the event of a ‘flash crash’, such as the one that occurred on May 6, 2010. On September 18, 2017, the Court issued a Statement of Decision holding that the Plaintiffs lack standing to assert their claims. On October 11, 2017, the Court entered final judgment dismissing all of Plaintiffs’ claims with prejudice.

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available to be issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

104	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of iShares Trust and

Shareholders of the iShares MSCI All Peru Capped ETF,

iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF,

iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF,

iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Saudi Arabia Capped ETF and iShares MSCI UAE Capped ETF

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of iShares MSCI All Peru Capped ETF, iShares MSCI Argentina and Global Exposure ETF, iShares MSCI Brazil Small-Cap ETF, iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF, iShares MSCI Poland Capped ETF, iShares MSCI Qatar Capped ETF, iShares MSCI Saudi Arabia Capped ETF and iShares MSCI UAE Capped ETF (constituting funds of the iShares Trust, hereafter referred to as the “Funds”) as of August 31, 2017, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of August 31, 2017 by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures where replies were not received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

October 23, 2017

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Tax Information (Unaudited)

iSHARES® TRUST

The following maximum amounts are hereby designated as qualified dividend income for individuals for the fiscal year ended August 31, 2017:

iShares ETF	Qualified Dividend Income
MSCI All Peru Capped	$1,905,342
MSCI Argentina and Global Exposure	33,778
MSCI China	34,820,373
MSCI China Small-Cap	107,401

iShares ETF	Qualified Dividend Income
MSCI Indonesia	$11,396,136
MSCI Philippines	2,698,036
MSCI Poland Capped	6,704,788
MSCI UAE Capped	22,077

For corporate shareholders, the percentage of income dividends paid by the iShares MSCI All Peru Capped ETF during the fiscal year ended August 31, 2017 that qualified for the dividends-received deduction was 6.44%.

For the fiscal year ended August 31, 2017, the following Funds earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders:

iShares ETF	Foreign Source Income Earned	Foreign Taxes Paid
MSCI All Peru Capped	$4,718,171	$127,789
MSCI Argentina and Global Exposure	461,232	7,278
MSCI Brazil Small-Cap	1,828,528	83,636
MSCI China	56,562,508	4,557,984
MSCI China Small-Cap	494,692	7,164
MSCI Indonesia	11,461,271	1,745,714
MSCI Philippines	2,712,907	813,602
MSCI Poland Capped	6,814,311	501,534	[a]
MSCI Qatar Capped	1,679,983	—
MSCI Saudi Arabia Capped	383,945	14,745
MSCI UAE Capped	1,547,782	—

[a]	Amount has been reduced by the foreign withholding tax claims recovered from Poland in the current year. See Note 8.

106	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Board Review and Approval of Investment Advisory

Contract

iSHARES® TRUST

I. iShares MSCI All Peru Capped ETF, iShares MSCI Brazil Small-Cap ETF and iShares MSCI Poland Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were higher than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds. The Board further noted that the Peer Group for each of iShares MSCI All Peru Capped ETF and iShares MSCI Brazil Small-Cap ETF contained only four comparison funds identified by Broadridge, excluding iShares funds. In addition, the Board noted that the Peer Group for iShares MSCI Poland Capped ETF contained only three comparison funds identified by Broadridge, excluding iShares funds.

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In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

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Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars

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or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

II. iShares MSCI Argentina and Global Exposure ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required to consider and approve the proposed Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the terms of the proposed Advisory Contract.

At a meeting held on September 28-29, 2016, the Board, including all of the Independent Trustees, approved the selection of BFA as investment adviser and approved the proposed Advisory Contract for the Fund, based on its review of qualitative and quantitative information provided by BFA. The Board also considered information previously provided by BFA, BlackRock Institutional Trust Company, N.A. (“BTC”), and BlackRock, Inc. (“BlackRock”), as applicable, at prior Board meetings. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review.

In selecting BFA and approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and made the following conclusions:

Expenses of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of Broadridge’s proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were within range of the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

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Board Review and Approval of Investment Advisory

Contract (Continued)

iSHARES® TRUST

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the proposed investment advisory fee and expense level of the Fund supported the Board’s approval of the Advisory Contract.

Nature, Extent and Quality of Services to be Provided by BFA — The Board reviewed the scope of services to be provided by BFA under the Advisory Contract. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting iShares funds and their shareholders. The Board considered representations by BFA, BTC, and BlackRock that the scope and quality of services to be provided to the Fund would be similar to the scope and quality of services provided to other iShares funds. The Board also considered BFA’s compliance program and its compliance record with respect to other iShares funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons who will be responsible for the day-to-day management of the Fund, as well as the resources that will be available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures.

Based on the review of this information, the Board concluded that the nature, extent and quality of services to be provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the Advisory Contract.

Costs of Services to be Provided to the Fund and Profits to be Realized by BFA and Affiliates — The Board did not consider the profitability of the Fund to BFA based on the fees payable under the Advisory Contract or revenue to be received by BFA or its affiliates in connection with services to be provided to the Fund since the proposed relationship had not yet commenced. The Board noted that it expects to receive profitability information from BFA periodically following the Fund’s launch and will thus be in a position to evaluate whether any new or additional breakpoints or other adjustments in Fund fees would be appropriate.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets. The Board noted that it had previously received and considered information regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints, waivers, or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale exist in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider this issue periodically, determined to approve the Advisory Contract.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the

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“Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA previously provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the iShares funds, including in terms of the different and generally more extensive services provided to the iShares funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded exchange traded fund, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — Except as noted below, the Board did not consider the “fallout” benefits or ancillary revenue to be received by BFA and/or its affiliates in connection with the services to be provided to the Fund by BFA since the proposed relationship had not yet commenced. However, the Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board considered the potential payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also considered the potential for revenue to BTC, the Fund’s securities lending agent, and its affiliates in the event of any loaning of portfolio securities of the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, will be reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the Advisory Contract.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services to be rendered and that could not have been the product of arm’s-length bargaining, and concluded that it is in the best interest of the Fund and its shareholders to approve the Advisory Contract.

III. iShares MSCI China ETF, iShares MSCI China Small-Cap ETF, iShares MSCI Indonesia ETF, iShares MSCI Philippines ETF, iShares MSCI Qatar Capped ETF and iShares MSCI UAE Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Funds. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management

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agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Funds, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Funds, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Funds — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of each Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising such Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the applicable Peer Groups. The Board further noted that due to the limitations in providing comparable funds in the various Peer Groups, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Funds in all instances.

The Board also noted that the investment advisory fee rates and overall expenses (net of waivers and reimbursements) for the Funds were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in their respective Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as any particular Fund, Broadridge also provided, and the Board reviewed, a comparison of such Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

The Board noted that each Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on each Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that each Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of each Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and

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analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Funds. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Funds, as well as the resources available to them in managing the Funds. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that each Fund had met its investment objective consistently since its respective inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Funds under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Funds and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Funds to BlackRock, on a Fund-by-Fund basis and in the aggregate, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Funds’ operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Funds. The Board also discussed BFA’s profit margin as reflected in the Funds’ profitability analyses and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Funds and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Funds’ assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Funds already provided for breakpoints in the Funds’ investment advisory fee rates as the assets of the Funds, on an aggregated basis with the assets of certain other iShares funds, increase. The Board noted that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding new or revised breakpoints in the future.

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Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objectives and strategies as the Funds and that track the same index as the Funds. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Funds, including in terms of the different and generally more extensive services provided to the Funds, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Funds, as publicly traded ETFs, as compared to the Other Accounts that are institutional clients in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Funds’ advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rates under the Advisory Contract for the Funds were generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Funds by BFA, such as payment of revenue to BTC, the Funds’ securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Funds in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Funds. The Board further noted that any portfolio transactions on behalf of the Funds placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Funds’ shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that each Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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IV. iShares MSCI Saudi Arabia Capped ETF

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board of Trustees (the “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (the “Independent Trustees”), is required annually to consider and approve the Investment Advisory Contract between the Trust and BFA (the “Advisory Contract”) on behalf of the Fund. The Independent Trustees requested, and BFA provided, such information as the Independent Trustees, with advice from independent counsel, deemed reasonably necessary to evaluate the Advisory Contract. A committee of all of the Independent Trustees (the “15(c) Committee”), with independent counsel, met with management on May 5, 2017 and May 12, 2017. At these meetings, the 15(c) Committee reviewed and discussed information provided in response to the 15(c) Committee’s initial requests, and requested certain additional information, which management agreed to provide. At a meeting held on May 18, 2017, management presented information to the Board relating to the continuance of the Advisory Contract, including information requested by the 15(c) Committee during its meetings. The Board, including the Independent Trustees, reviewed and discussed such information at length. The Independent Trustees requested from management certain additional information, which management agreed to provide. At a meeting held on June 19-21, 2017, the Board, including the Independent Trustees, reviewed the additional information provided by management in response to these requests. After extensive discussions, the Board, including all of the Independent Trustees, approved the continuance of the Advisory Contract for the Fund, based on a review of qualitative and quantitative information provided by BFA. The Board noted its satisfaction with the extent and quality of information provided and its frequent interactions with management, as well as the detailed responses and other information provided by BFA. The Board also noted that the Board and BFA agreed to discuss potential further enhancements to the 15(c) process for the coming year. The Independent Trustees were advised by their independent counsel throughout the process, including about the legal standards applicable to their review. In approving the Advisory Contract for the Fund, the Board, including the Independent Trustees, considered the following factors, no one of which was controlling, and reached the following conclusions:

Expenses and Performance of the Fund — The Board reviewed statistical information prepared by Broadridge Financial Solutions Inc. (“Broadridge”), an independent provider of investment company data, regarding the expense ratio components, including gross and net total expenses, waivers/reimbursements (if any), and underlying fund fees and expenses (if any) of the Fund in comparison with the same information for other exchange traded funds (“ETFs”) (including, where applicable, funds sponsored by an “at cost” service provider) and, in the limited instances where no comparable ETFs existed and the comparison group would not otherwise be reasonable in Broadridge’s judgment, pure index institutional mutual funds, objectively selected by Broadridge as comprising the Fund’s applicable peer group pursuant to Broadridge’s proprietary ETF methodology (the “Peer Group”). The Board was provided with a detailed description of the proprietary ETF methodology used by Broadridge to determine the Fund’s Peer Group. The Board further noted that due to the limitations in providing comparable funds in the Peer Group, the statistical information provided in Broadridge’s report may or may not provide meaningful direct comparisons to the Fund in all instances.

The Board also noted that the investment advisory fee rate and overall expenses (net of waivers and reimbursements) for the Fund were lower than the median of the investment advisory fee rates and overall expenses (net of waivers and reimbursements) of the funds in its Peer Group, excluding iShares funds.

In addition, to the extent that any of the comparison funds included in the Peer Group, excluding iShares funds, track the same index as the Fund, Broadridge also provided, and the Board reviewed, a comparison of the Fund’s performance for the one-, three-, five-, ten-year, and since inception periods, as applicable, and for the quarter ended December 31, 2016, to that of relevant comparison funds for the same periods.

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The Board noted that the Fund seeks to track its specified underlying index and that, during the year, the Board received periodic reports on the Fund’s short- and longer-term performance in comparison with its underlying index. Such periodic comparative performance information, including any additional detailed information requested by the Boards, was also considered. The Board noted that the Fund generally performed in line with its underlying index over the relevant periods.

Based on this review, the other factors considered at the meeting, and their general knowledge of ETF pricing, the Board concluded that the investment advisory fee rate and the historical performance of the Fund supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Nature, Extent and Quality of Services Provided by BFA — Based on management’s representations, including information about recent and proposed enhancements to the iShares business, including with respect to capital markets support and analysis, technology, product design, compliance and risk management, and other services, the Board expected that there would be no diminution in the scope of services required of or provided by BFA under the Advisory Contract for the coming year as compared to the scope of services provided by BFA during prior years. In reviewing the scope of these services, the Board considered BFA’s investment philosophy and experience, noting that BFA and its affiliates have committed significant resources over time, including during the past year, to supporting the iShares funds and their shareholders. The Board also considered BFA’s compliance program and its compliance record with respect to the Fund. In that regard, the Board noted that BFA reports to the Board about portfolio management and compliance matters on a periodic basis in connection with regularly scheduled meetings of the Board, and on other occasions as necessary and appropriate, and has provided information and made appropriate officers available as needed to provide further assistance with these matters. The Board also reviewed the background and experience of the persons responsible for the day-to-day management of the Fund, as well as the resources available to them in managing the Fund. In addition to the above considerations, the Board reviewed and considered detailed presentations regarding BFA’s investment performance, investment and risk management processes and strategies provided at the June 19-21, 2017 meeting and throughout the previous year, and matters related to BFA’s portfolio compliance policies and procedures. The Board noted that the Fund had met its investment objective consistently since its inception date.

Based on review of this information, and the performance information discussed above, the Board concluded that the nature, extent and quality of services provided by BFA to the Fund under the Advisory Contract supported the Board’s approval of the continuance of the Advisory Contract for the coming year.

Costs of Services Provided to Fund and Profits Realized by BFA and Affiliates — The Board reviewed information about the profitability of the Fund to BlackRock, based on the fees payable to BFA and its affiliates (including fees under the Advisory Contract), and other sources of revenue and expense to BFA and its affiliates from the Fund’s operations for the last calendar year. The Board reviewed BlackRock’s profitability methodology for the iShares funds, including supplemental information that was responsive to requests of the 15(c) Committee. The Board noted that the 15(c) Committee had focused on the methodology and profitability presentation during its meetings. The Board discussed the sources of direct and ancillary revenue with management, including the revenues to BTC, a BFA affiliate, from securities lending by the Fund. The Board also discussed BFA’s profit margin as reflected in the Fund’s profitability analysis and reviewed information regarding potential economies of scale (as discussed below). Based on this review, the Board concluded that the profits realized by BFA and its affiliates under the Advisory Contract and from other relationships between the Fund and BFA and/or its affiliates, if any, were within a reasonable range in light of the factors considered.

Economies of Scale — The Board reviewed information regarding potential economies of scale or other efficiencies that may result from increases in the Fund’s assets, noting that the issue of economies of scale had been focused on by the 15(c) Committee during its meetings and addressed by management, including through supplemental information. The Board and the 15(c) Committee reviewed information provided by BFA regarding scale benefits shared with the iShares funds through relatively

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iSHARES® TRUST

low fee rates established at inception, breakpoints and waivers or other fee reductions, as well as through additional investment in the iShares business and the provision of improved or additional infrastructure and services to the iShares funds and their shareholders. The Board and the 15(c) Committee received information regarding BlackRock’s historical profitability, including BFA’s and its affiliates’ costs in providing services. The cost information distinguished, among other things, between fixed and variable costs, and explained how the level of fixed and variable costs, as well as the nature of such costs, may impact the existence or size of scale benefits. The Board noted that the Advisory Contract for the Fund did not provide for any breakpoints in the Fund’s investment advisory fee rate as the assets of the Fund increase. However, the Board noted that should material economies of scale be identified in the future that are not otherwise shared, a breakpoint structure for the Fund may be appropriate, and that it would continue to monitor the sharing of economies of scale to determine the appropriateness of adding breakpoints in the future.

Based on this review, as well as the other factors considered at the meeting, the Board, recognizing its responsibility to consider the Advisory Contract at least annually, determined to approve the continuance of the Advisory Contract for the coming year.

Fees and Services Provided for Other Comparable Funds/Accounts Managed by BFA and its Affiliates — The Board received and considered information regarding the investment advisory/management fee rates for other funds/accounts in the U.S. for which BFA (or its affiliates) provides investment advisory/management services, including open-end funds registered under the 1940 Act (including sub-advised funds), collective trust funds, and institutional separate accounts (together, the “Other Accounts”), and acknowledged BFA’s assertion that the iShares funds are fundamentally different investment vehicles from the Other Accounts. The Board noted that BFA and its affiliates do not manage Other Accounts with substantially the same investment objective and strategy as the Fund and that track the same index as the Fund. The Board further noted that BFA provided the Board with detailed information regarding how the Other Accounts (particularly institutional clients) generally differ from the Fund, including in terms of the different and generally more extensive services provided to the Fund, as well as other significant differences. In that regard, the Board considered that the pricing of services to institutional clients is typically based on a number of factors beyond the nature and extent of the specific services to be provided and often depends on the overall relationship between the client and its affiliates and the adviser and its affiliates. In addition, the Board considered the relative complexity and inherent risks and challenges of managing and providing other services to the Fund, as a publicly traded ETF, as compared to the Other Accounts that are institutional clients, in light of differing regulatory requirements and client-imposed mandates. The Board also acknowledged BFA’s expressed business purpose for launching a suite of iShares “Core” ETFs that generally are subject to lower investment advisory fees than iShares non-Core ETFs that may provide a similar investment exposure. The Board also considered the “all-inclusive” nature of the Fund’s advisory fee structure, and the Fund expenses borne by BFA under this arrangement. The Board noted that the investment advisory fee rate under the Advisory Contract for the Fund was generally higher than the investment advisory/management fee rates for certain of the Other Accounts (particularly institutional clients) and concluded that the differences appeared to be consistent with the factors discussed.

Other Benefits to BFA and/or its Affiliates — The Board reviewed the “fallout” benefits or ancillary revenue received by BFA and/or its affiliates in connection with the services provided to the Fund by BFA, such as payment of revenue to BTC, the Fund’s securities lending agent, for loaning portfolio securities (which was included in the profit margins reviewed by the Board pursuant to BFA’s profitability methodology), and payment of advisory fees and/or administration fees to BFA and BTC (or their affiliates) in connection with any investments by the Fund in other funds for which BFA (or its affiliates) provides investment advisory services and/or administration services. The Board also noted the revenue received by BFA and/or its affiliates pursuant to an agreement that permits a service provider to use certain portions of BlackRock’s technology platform to service accounts managed by BFA and/or its affiliates, including the iShares funds. The Board noted that BFA generally does not use soft dollars or consider the value of research or other services that may be provided to BFA (including its affiliates) in selecting brokers for portfolio transactions for the Fund. The Board further noted that any portfolio transactions on behalf of the Fund placed through a BFA affiliate or purchased from an underwriting syndicate in which a BFA affiliate participates, are reported to the Board pursuant to

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iSHARES® TRUST

Rule 17e-1 or Rule 10f-3, as applicable, under the 1940 Act. The Board concluded that any such ancillary benefits would not be disadvantageous to the Fund’s shareholders and thus would not alter the Board’s conclusion with respect to the appropriateness of approving the continuance of the Advisory Contract for the coming year.

Conclusion — Based on the considerations described above, the Board determined that the Fund’s investment advisory fee rate under the Advisory Contract does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining, and concluded to approve the continuance of the Advisory Contract for the coming year.

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Supplemental Information (Unaudited)

iSHARES® TRUST

Proxy Results

A special meeting of the shareholders of each series of iShares Trust (the “Trust”) was held on June 19, 2017, to elect five Trustees to the Board of Trustees of the Trust. The five nominees were Jane D. Carlin, Richard L. Fagnani, Drew E. Lawton, Madhav V. Rajan and Mark Wiedman, all of whom were elected as Trustees at the special meeting. The other Trustees whose terms of office as Trustees continued after the special meeting are Cecilia H. Herbert, Charles A. Hurty, John E. Kerrigan, John E. Martinez and Robert S. Kapito.

Trustee	Votes For	Votes Withheld
Jane D. Carlin	8,669,874,031	59,322,838
Richard L. Fagnani	8,672,718,914	56,477,955
Drew E. Lawton	8,670,713,236	58,483,633
Madhav V. Rajan	8,653,682,870	75,513,999
Mark Wiedman	8,664,674,816	64,522,053

Section 19(a) Notices

The amounts and sources of distributions reported are estimates and are provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Fund’s investment experience during the year and may be subject to changes based on the tax regulations. Shareholders will receive a Form 1099-DIV each calendar year that will inform them how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the Fiscal Year				% Breakdown of the Total Cumulative Distributions for the Fiscal Year
iShares ETF	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MSCI All Peru Capped	$0.679551	$—	$0.016342	$0.695893	98%	—%	2%	100%
MSCI Brazil Small-Cap	0.357171	—	0.059611	0.416782	86	—	14	100
MSCI China Small-Cap	1.724212	—	—	1.724212	100	—	—	100
MSCI Indonesia	0.354848	—	—	0.354848	100	—	—	100
MSCI Philippines	0.126699	—	0.077861	0.204560	62	—	38	100
MSCI Poland Capped	0.425292	—	—	0.425292	100	—	—	100
MSCI Saudi Arabia Capped	0.524400	—	—	0.524400	100	—	—	100
MSCI UAE Capped	0.632954	—	—	0.632954	100	—	—	100

Premium/Discount Information

The Premium/Discount Information section is intended to present information about the differences between the daily market price on secondary markets for shares of a fund and that fund’s NAV. NAV is the price at which a fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a fund generally is determined using the midpoint between the highest bid and the lowest ask on the primary securities exchange on which shares of such fund are listed for trading, as of the time that the fund’s NAV is calculated. A fund’s Market Price may be at, above or below its NAV. The NAV of a fund will fluctuate with changes in the value of its portfolio holdings. The Market Price of a fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

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iSHARES® TRUST

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a fund on a given day, generally at the time the NAV is calculated. A premium is the amount that a fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a fund is trading below the reported NAV, expressed as a percentage of the NAV.

Premium/discount information for the Funds covering the most recently completed calendar year and the most recently completed calendar quarters since that year (or the life of the Fund, if shorter) is publicly accessible, free of charge, at www.iShares.com.

The following information shows the frequency of distributions of premiums and discounts for the Funds for the immediately preceding five calendar years (or from the inception date of the Fund, if less than five years) through the date of the most recent calendar quarter-end. Each line in each table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by each table. All data presented here represents past performance, which cannot be used to predict future results.

iShares MSCI All Peru Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.14%
Greater than 1.0% and Less than 1.5%	35	2.53
Greater than 0.5% and Less than 1.0%	136	9.83
Greater than 0.0% and Less than 0.5%	292	21.11
At NAV	8	0.58
Less than 0.0% and Greater than –0.5%	425	30.74
Less than –0.5% and Greater than –1.0%	402	29.07
Less than –1.0% and Greater than –1.5%	67	4.84
Less than –1.5% and Greater than –2.0%	11	0.80
Less than –2.0% and Greater than –2.5%	4	0.29
Less than –2.5%	1	0.07

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Argentina and Global Exposure ETF

Period Covered: April 25, 2017 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 0.0% and Less than 0.5%	44	91.66%
At NAV	2	4.17
Less than 0.0% and Greater than –0.5%	2	4.17

	48	100.00%

iShares MSCI Brazil Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	8	0.58
Greater than 2.0% and Less than 2.5%	12	0.87
Greater than 1.5% and Less than 2.0%	39	2.82
Greater than 1.0% and Less than 1.5%	82	5.93
Greater than 0.5% and Less than 1.0%	197	14.24
Greater than 0.0% and Less than 0.5%	322	23.28
At NAV	12	0.87
Less than 0.0% and Greater than –0.5%	385	27.85
Less than –0.5% and Greater than –1.0%	226	16.34
Less than –1.0% and Greater than –1.5%	70	5.06
Less than –1.5% and Greater than –2.0%	14	1.01
Less than –2.0% and Greater than –2.5%	8	0.58
Less than –2.5% and Greater than –3.0%	6	0.43

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI China ETF

Period Covered: January, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	1	0.07%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	6	0.43
Greater than 2.0% and Less than 2.5%	19	1.37
Greater than 1.5% and Less than 2.0%	32	2.31
Greater than 1.0% and Less than 1.5%	86	6.22
Greater than 0.5% and Less than 1.0%	245	17.72
Greater than 0.0% and Less than 0.5%	388	28.06
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	308	22.28
Less than –0.5% and Greater than –1.0%	165	11.93
Less than –1.0% and Greater than –1.5%	72	5.21
Less than –1.5% and Greater than –2.0%	34	2.46
Less than –2.0% and Greater than –2.5%	7	0.51
Less than –2.5% and Greater than –3.0%	3	0.22
Less than –3.0% and Greater than –3.5%	2	0.14
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	1	0.07
Less than –4.5% and Greater than –5.0%	1	0.07

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI China Small-Cap ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	2	0.14%
Greater than 2.5% and Less than 3.0%	2	0.14
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	21	1.52
Greater than 1.0% and Less than 1.5%	71	5.13
Greater than 0.5% and Less than 1.0%	158	11.42
Greater than 0.0% and Less than 0.5%	312	22.56
At NAV	2	0.14
Less than 0.0% and Greater than –0.5%	345	24.96
Less than –0.5% and Greater than –1.0%	222	16.06
Less than –1.0% and Greater than –1.5%	128	9.26
Less than –1.5% and Greater than –2.0%	47	3.40
Less than –2.0% and Greater than –2.5%	30	2.17
Less than –2.5% and Greater than –3.0%	14	1.01
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	9	0.65
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5% and Greater than –5.0%	3	0.22
Less than –5.0% and Greater than –5.5%	1	0.07
Less than –5.5%	1	0.07

	1,383	100.00%

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Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Indonesia ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 4.5%	1	0.07%
Greater than 4.0% and Less than 4.5%	1	0.07
Greater than 3.5% and Less than 4.0%	1	0.07
Greater than 3.0% and Less than 3.5%	4	0.29
Greater than 2.5% and Less than 3.0%	5	0.36
Greater than 2.0% and Less than 2.5%	21	1.52
Greater than 1.5% and Less than 2.0%	43	3.11
Greater than 1.0% and Less than 1.5%	81	5.86
Greater than 0.5% and Less than 1.0%	230	16.63
Greater than 0.0% and Less than 0.5%	266	19.24
At NAV	7	0.51
Less than 0.0% and Greater than –0.5%	234	16.92
Less than –0.5% and Greater than –1.0%	210	15.18
Less than –1.0% and Greater than –1.5%	125	9.04
Less than –1.5% and Greater than –2.0%	64	4.63
Less than –2.0% and Greater than –2.5%	35	2.53
Less than –2.5% and Greater than –3.0%	22	1.59
Less than –3.0% and Greater than –3.5%	7	0.51
Less than –3.5% and Greater than –4.0%	9	0.65
Less than –4.0% and Greater than –4.5%	6	0.43
Less than –4.5% and Greater than –5.0%	2	0.14
Less than –5.0%	9	0.65

	1,383	100.00%

SUPPLEMENTAL INFORMATION	125

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Philippines ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	1	0.07
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	14	1.01
Greater than 1.5% and Less than 2.0%	37	2.68
Greater than 1.0% and Less than 1.5%	88	6.36
Greater than 0.5% and Less than 1.0%	214	15.47
Greater than 0.0% and Less than 0.5%	282	20.40
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	254	18.37
Less than –0.5% and Greater than –1.0%	224	16.20
Less than –1.0% and Greater than –1.5%	144	10.41
Less than –1.5% and Greater than –2.0%	58	4.19
Less than –2.0% and Greater than –2.5%	24	1.74
Less than –2.5% and Greater than –3.0%	16	1.16
Less than –3.0% and Greater than –3.5%	4	0.29
Less than –3.5% and Greater than –4.0%	2	0.14
Less than –4.0% and Greater than –4.5%	2	0.14
Less than –4.5%	5	0.36

	1,383	100.00%

126	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Poland Capped ETF

Period Covered: January 1, 2012 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5%	3	0.22%
Greater than 3.0% and Less than 3.5%	2	0.14
Greater than 2.5% and Less than 3.0%	1	0.07
Greater than 2.0% and Less than 2.5%	9	0.65
Greater than 1.5% and Less than 2.0%	8	0.58
Greater than 1.0% and Less than 1.5%	64	4.63
Greater than 0.5% and Less than 1.0%	264	19.09
Greater than 0.0% and Less than 0.5%	442	31.97
At NAV	10	0.72
Less than 0.0% and Greater than –0.5%	357	25.81
Less than –0.5% and Greater than –1.0%	159	11.50
Less than –1.0% and Greater than –1.5%	38	2.75
Less than –1.5% and Greater than –2.0%	17	1.23
Less than –2.0% and Greater than –2.5%	5	0.36
Less than –2.5% and Greater than –3.0%	2	0.14
Less than –3.0% and Greater than –3.5%	1	0.07
Less than –3.5% and Greater than –4.0%	1	0.07

	1,383	100.00%

iShares MSCI Qatar Capped ETF

Period Covered: April 29, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	2	0.25%
Greater than 2.5% and Less than 3.0%	2	0.25
Greater than 2.0% and Less than 2.5%	7	0.87
Greater than 1.5% and Less than 2.0%	19	2.37
Greater than 1.0% and Less than 1.5%	77	9.61
Greater than 0.5% and Less than 1.0%	128	15.98
Greater than 0.0% and Less than 0.5%	154	19.23
At NAV	9	1.12
Less than 0.0% and Greater than –0.5%	174	21.73
Less than –0.5% and Greater than –1.0%	146	18.23
Less than –1.0% and Greater than –1.5%	61	7.62
Less than –1.5% and Greater than –2.0%	16	2.00
Less than –2.0% and Greater than –2.5%	1	0.12
Less than –2.5% and Greater than –3.0%	4	0.50
Less than –3.0%	1	0.12

	801	100.00%

SUPPLEMENTAL INFORMATION	127

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI Saudi Arabia Capped ETF

Period Covered: September 16, 2015 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.0%	1	0.22%
Greater than 4.5% and Less than 5.0%	2	0.44
Greater than 4.0% and Less than 4.5%	2	0.44
Greater than 3.5% and Less than 4.0%	5	1.11
Greater than 3.0% and Less than 3.5%	24	5.31
Greater than 2.5% and Less than 3.0%	45	9.96
Greater than 2.0% and Less than 2.5%	95	21.02
Greater than 1.5% and Less than 2.0%	116	25.67
Greater than 1.0% and Less than 1.5%	88	19.47
Greater than 0.5% and Less than 1.0%	44	9.73
Greater than 0.0% and Less than 0.5%	15	3.32
At NAV	1	0.22
Less than 0.0% and Greater than –0.5%	4	0.88
Less than –0.5% and Greater than –1.0%	5	1.11
Less than –1.0% and Greater than –1.5%	2	0.44
Less than –1.5% and Greater than –2.0%	2	0.44
Less than –2.0%	1	0.22

	452	100.00%

128	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

iShares MSCI UAE Capped ETF

Period Covered: April 29, 2014 through June 30, 2017

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.5% and Less than 4.0%	1	0.12%
Greater than 3.0% and Less than 3.5%	1	0.12
Greater than 2.5% and Less than 3.0%	4	0.50
Greater than 2.0% and Less than 2.5%	3	0.37
Greater than 1.5% and Less than 2.0%	9	1.12
Greater than 1.0% and Less than 1.5%	38	4.74
Greater than 0.5% and Less than 1.0%	77	9.61
Greater than 0.0% and Less than 0.5%	116	14.49
At NAV	9	1.12
Less than 0.0% and Greater than –0.5%	196	24.48
Less than –0.5% and Greater than –1.0%	178	22.23
Less than –1.0% and Greater than –1.5%	112	13.99
Less than –1.5% and Greater than –2.0%	39	4.87
Less than –2.0% and Greater than –2.5%	14	1.75
Less than –2.5% and Greater than –3.0%	1	0.12
Less than –3.0% and Greater than –3.5%	2	0.25
Less than –3.5% and Greater than –4.0%	1	0.12

	801	100.00%

Regulation under the Alternative Investment Fund Managers Directive

The Alternative Investment Fund Managers Directive (“AIFMD”) imposes obligations on fund managers established in the European Union (the “EU”). These do not currently apply to managers established outside the EU, such as BFA. Rather, non-EU managers are only required to comply with certain disclosure, reporting and transparency obligations of AIFMD if such managers market a fund to EU investors.

BFA has registered the iShares MSCI China ETF and iShares MSCI Philippines ETF (each a “Fund”, collectively the “Funds”) for marketing to investors in the United Kingdom, the Netherlands, Finland, Sweden and Luxembourg.

Report on Remuneration

BFA is required under AIFMD to make quantitative disclosures of remuneration. These disclosures are made in line with BlackRock’s interpretation of currently available regulatory guidance on quantitative remuneration disclosures. As market or regulatory practice develops BlackRock may consider it appropriate to make changes to the way in which quantitative remuneration disclosures are calculated. Where such changes are made, this may result in disclosures in relation to a fund not being comparable to the disclosures made in the prior year, or in relation to other BlackRock fund disclosures in that same year.

Disclosures are provided in relation to both (a) the staff of BFA; (b) staff who are senior management; and (c) staff who have the ability to materially affect the risk profile of the Funds.

SUPPLEMENTAL INFORMATION	129

Supplemental Information (Unaudited) (Continued)

iSHARES® TRUST

All individuals included in the aggregated figures disclosed are rewarded in line with BlackRock’s remuneration policy for their responsibilities across the relevant BlackRock business area. As all individuals have a number of areas of responsibilities, only the portion of remuneration for those individuals’ services attributable to each Fund is included in the aggregate figures disclosed.

BlackRock has a clear and well defined pay-for-performance philosophy, and compensation programs which support that philosophy. For senior management, a significant percentage of variable remuneration is deferred over time. All employees are subject to a claw-back policy.

Compensation decisions for employees are made based on BlackRock’s full-year financial results and other non-financial goals and objectives. Alongside financial performance, individual compensation is also based on strategic and operating results and other considerations such as management and leadership capabilities. No set formulas are established and no fixed benchmarks are used in determining annual incentive awards.

Bonus pools are reviewed by BlackRock’s independent compensation committee, taking into account both actual and projected financial information together with information provided by the Operational Risk and Regulatory Compliance departments in relation to any activities, incidents or events that warrant consideration in making compensation decisions.

Functions such as Finance, Operational Risk, Legal & Compliance, and Human Resources each have their own organizational structures which are independent of the business units. Functional bonus pools are determined with reference to the performance of each individual function and the remuneration of the senior members of control functions is directly overseen by BlackRock’s independent compensation committee. No individual is involved in setting his or her own remuneration.

Members of staff and senior management of BFA typically provide both AIFMD and non-AIFMD related services in respect of multiple funds, clients and functions of BFA and across the broader BlackRock group. Therefore, the figures disclosed are a sum of each individual’s portion of remuneration attributable to each Fund according to an objective apportionment methodology which acknowledges the multiple-service nature of BFA. Accordingly the figures are not representative of any individual’s actual remuneration or their remuneration structure.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2016 was USD 229.22 thousand. This figure is comprised of fixed remuneration of USD 90.17 thousand and variable remuneration of USD 139.05 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI China ETF in respect of BFA’s financial year ending December 31, 2016, to its senior management was USD 31.70 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 7.64 thousand.

The amount of the total remuneration awarded by BFA to its staff which has been attributed to the iShares MSCI Philippines ETF in respect of BFA’s financial year ending December 31, 2016 was USD 15.15 thousand. This figure is comprised of fixed remuneration of USD 5.96 thousand and variable remuneration of USD 9.19 thousand. There were a total of 325 beneficiaries of the remuneration described above.

The amount of the aggregate remuneration awarded by BFA, which has been attributed to the iShares MSCI Philippines ETF in respect of the BFA’s financial year ending December 31, 2016, to its senior management was USD 2.10 thousand, and to members of its staff whose actions have a material impact on the risk profile of the Fund was USD 0.50 thousand.

130	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

iSHARES® TRUST

The Board of Trustees has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, resignation or removal. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”).

The registered investment companies advised by BFA or its affiliates (the “BlackRock-advised Funds”) are organized into one complex of closed-end funds, two complexes of open-end funds and one complex of exchange-traded funds (“Exchange-Traded Fund Complex”) (each, a “BlackRock Fund Complex”). Each Fund is included in the BlackRock Fund Complex referred to as the Exchange-Traded Fund Complex. Each Trustee also serves as a Director of iShares, Inc. and a Trustee of iShares U.S. ETF Trust and, as a result, oversees a total of 344 funds (as of August 31, 2017) within the Exchange-Traded Fund Complex. Drew E. Lawton, from October 2016 to June 2017, and Richard L. Fagnani, from April 2017 to June 2017, served as Advisory Board Members for iShares Trust, iShares, Inc. and iShares U.S. ETF Trust with respect to all funds within the Exchange-Traded Fund Complex. With the exception of Robert S. Kapito, Mark K. Wiedman, Charles Park, Martin Small and Benjamin Archibald, the address of each Trustee, and officer is c/o BlackRock, Inc., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito, Mr. Wiedman, Mr. Park, Mr. Small and Mr. Archibald is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated Cecilia H. Herbert as its Independent Board Chair. Additional information about the Funds’ Trustees and officers may be found in the Funds’ combined Statement of Additional Information, which is available without charge, upon request, by calling toll-free 1-800-iShares (1-800-474-2737).

Interested Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito[a] (60)	Trustee (since 2009).	President, BlackRock, Inc. (since 2006); Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group (since its formation in 1998) and BlackRock, Inc.’s predecessor entities (since 1988); Trustee, University of Pennsylvania (since 2009); President of Board of Directors, Hope & Heroes Children’s Cancer Fund (since 2002).	Director of BlackRock, Inc. (since 2006); Director of iShares, Inc. (since 2009); Trustee of iShares U.S. ETF Trust (since 2011).

Mark K. Wiedman[b] (46)	Trustee (since 2013).	Senior Managing Director, BlackRock, Inc. (since 2014); Managing Director, BlackRock, Inc. (2007-2014); Global Head of BlackRock’s ETF and Index Investments Business (since 2016); Global Head of iShares (2011-2016); Head of Corporate Strategy, BlackRock, Inc. (2009-2011).	Director of iShares, Inc. (since 2013); Trustee of iShares U.S. ETF Trust (since 2013); Director of PennyMac Financial Services, Inc. (since 2008).

[a]	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.
[b]	Mark K. Wiedman is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc. and its affiliates.

TRUSTEE AND OFFICER INFORMATION	131

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Cecilia H. Herbert (68)	Trustee (since 2005); Independent Board Chair (since 2016).	Trustee and Member of the Finance, Technology and Quality Committee of Stanford Health Care (since 2016); Trustee and Member of the Investment Committee, WNET, a New York public media company (since 2011); Chair (1994-2005) and Member (since 1992) of the Investment Committee, Archdiocese of San Francisco; Director (1998-2013) and President (2007-2011) of the Board of Directors, Catholic Charities CYO; Trustee (2002-2011) and Chair of the Finance and Investment Committee (2006-2010) of the Thacher School.	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Independent Board Chair of iShares, Inc. and iShares U.S. ETF Trust (since 2016); Trustee of Forward Funds (14 portfolios) (since 2009); Trustee of Salient MF Trust (4 portfolios) (since 2015).

Jane D. Carlin (61)	Trustee (since 2015); Risk Committee Chair (since 2016).	Consultant (since 2012); Managing Director and Global Head of Financial Holding Company Governance & Assurance and the Global Head of Operational Risk Management of Morgan Stanley (2006-2012).	Director of iShares, Inc. (since 2015); Trustee of iShares U.S. ETF Trust (since 2015); Director of PHH Corporation (mortgage solutions) (since 2012); Director of The Hanover Insurance Group, Inc. (since 2016).

Richard L. Fagnani (62)	Trustee (since 2017); Equity Plus Committee Chair (since 2017).	Partner, KPMG LLP (2002-2016).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

Charles A. Hurty (73)	Trustee (since 2005); Audit Committee Chair (since 2006).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011); Director of SkyBridge Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (2 portfolios) (since 2002).

John E. Kerrigan (62)	Trustee (since 2005); Securities Lending Committee Chair (since 2016).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005); Trustee of iShares U.S. ETF Trust (since 2011).

Drew E. Lawton (58)	Trustee (since 2017); 15(c) Committee Chair (since 2017).	Senior Managing Director of New York Life Insurance Company (2010-2015).	Director of iShares, Inc. (since 2017); Trustee of iShares U.S. ETF Trust (since 2017).

132	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information (Continued)

iSHARES® TRUST

Independent Trustees (Continued)

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
John E. Martinez (56)	Trustee (since 2003); Fixed Income Plus Committee Chair (since 2016).	Director of Real Estate Equity Exchange, Inc. (since 2005).	Director of iShares, Inc. (since 2003); Trustee of iShares U.S. ETF Trust (since 2011).

Madhav V. Rajan (53)	Trustee (since 2011); Nominating and Governance Committee Chair (since 2017).

Dean, and George Pratt Shultz Professor of Accounting, University of Chicago Booth School of Business (since 2017); Robert K. Jaedicke Professor of Accounting, Stanford

University Graduate School of

Business (2001-2017); Professor of

Law (by courtesy), Stanford Law

School (2005-2017); Senior Associate Dean for Academic Affairs and Head of MBA Program, Stanford University Graduate School of Business (2010-2016).

Director of iShares, Inc. (since 2011); Trustee of iShares U.S. ETF Trust (since 2011); Director, Cavium, Inc. (since 2013).

TRUSTEE AND OFFICER INFORMATION	133

Trustee and Officer Information (Continued)

iSHARES® TRUST

Officersc

Name (Age)	Position(s)	Principal Occupation(s) During the Past 5 Years
Martin Small (42)	President (since 2016).	Managing Director, BlackRock, Inc. (since 2010); Head of U.S. iShares (since 2015); Co-Head of the U.S. Financial Markets Advisory Group, BlackRock, Inc. (2008-2014).

Jack Gee (57)	Treasurer and Chief Financial Officer (since 2008).	Managing Director, BlackRock, Inc. (since 2009); Senior Director of Fund Administration of Intermediary Investor Business, BGI (2009).

Benjamin Archibald (42)	Secretary (since 2015).	Managing Director, BlackRock, Inc. (since 2014); Director, BlackRock, Inc. (2010-2013): Secretary of the BlackRock-advised mutual funds (since 2012).

Alan Mason (56)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (since 2009).

Steve Messinger (55)	Executive Vice President (since 2016).	Managing Director, BlackRock, Inc. (2007-2014 and since 2016); Managing Director, Beacon Consulting Group (2014-2016).

Charles Park (49)	Chief Compliance Officer (since 2006).	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex (since 2014); Chief Compliance Officer of BFA (since 2006).

Scott Radell (48)	Executive Vice President (since 2012).	Managing Director, BlackRock, Inc. (since 2009); Head of Portfolio Solutions, BlackRock, Inc. (since 2009).

c	Manish Mehta served as President until October 15, 2016.

134	2017 iSHARES ANNUAL REPORT TO SHAREHOLDERS

For more information visit www.iShares.com or call 1-800-474-2737

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current prospectus.

Investing involves risk, including possible loss of principal.

The iShares Funds are distributed by BlackRock Investments, LLC (together with its affiliates, “BlackRock”).

The iShares Funds are not sponsored, endorsed, issued, sold or promoted by MSCI Inc., nor does this company make any representation regarding the advisability of investing in the iShares Funds. BlackRock is not affiliated with the company listed above.

A description of the policies that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ending June 30 is available without charge, upon request, by calling toll-free 1-800-474-2737; on the Funds’ website at www.iShares.com; and on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also disclose their complete schedules of portfolio holdings on a daily basis on the Funds’ website.

©2017 BlackRock, Inc. All rights reserved. iSHARES and BLACKROCK are registered trademarks of BlackRock, Inc. or its subsidiaries. All other marks are the property of their respective owners.

iS-AR-806-0817

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to clarify an inconsistency in to whom persons covered by the code should report suspected violations of the code. The amendment clarifies that such reporting should be made to BlackRock’s General Counsel, and retains the alternative option of anonymous reporting following “whistleblower” policies. Other non-material changes were also made in connection with this amendment. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-474-2737.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has more than one audit committee financial expert, as that term is defined under Item 3(b) and 3(c), serving on its audit committee. The audit committee financial experts serving on the registrant’s audit committee are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017 and was designated as an audit committee financial expert serving on the audit committee effective as of September 15, 2017), John E. Kerrigan, and Madhav V. Rajan, all of whom are independent, as that term is defined under Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

The principal accountant fees disclosed in items 4(a), 4(b), 4(c), 4(d) and 4(g) are for the forty-seven series of the registrant for which the fiscal year-end is August 31, 2017 (the “Funds”), and whose annual financial statements are reported in Item 1.

(a)	Audit Fees – The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $632,030 for the fiscal year ended August 31, 2016 and $665,800 for the fiscal year ended August 31, 2017.

(b)	Audit-Related Fees – There were no fees billed for the fiscal years ended August 31, 2016 and August 31, 2017 for assurance and related services by the principal accountant that were reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (a) of this Item.

(c)	Tax Fees – The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning for the Funds were $170,145 for the fiscal year ended August 31, 2016 and $177,707 for the fiscal year ended August 31, 2017. These services related to the review of the Funds’ tax returns and excise tax calculations.

(d)	All Other Fees – There were no other fees billed in each of the fiscal years ended August 31, 2016 and August 31, 2017 for products and services provided by the principal accountant, other than the services reported in (a) through (c) of this Item.

(e)	(1) The registrant’s audit committee charter, as amended, provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the principal accountant to annually audit and provide their opinion on the registrant’s financial statements. The audit committee must also approve, prior to appointment, the engagement of the principal accountant to provide non-audit services to the registrant or to any entity controlling, controlled by or under common control with the registrant’s investment adviser (“Adviser Affiliate”) that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(2) There were no services described in (b) through (d) above that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the Funds’ financial statements for the fiscal year ended August 31, 2017 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the Funds, and rendered to the registrant’s investment adviser, and any Adviser Affiliate that provides ongoing services to the registrant for the last two fiscal years were $170,145 for the fiscal year ended August 31, 2016 and $177,707 for the fiscal year ended August 31, 2017. The aggregate non-audit fees for the fiscal year ended August 31, 2016 included in this report are different from those included in the previously filed report covering the 12-month period ended August 31, 2016 as this report excludes non-audit fees for services that were rendered to the registrant’s investment adviser or any Adviser Affiliate that provides ongoing services to the registrant but that were not related to the registrant.

(h)	The registrant’s audit committee has considered whether the provision of non-audit services rendered to the registrant’s investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if any, is compatible with maintaining the principal accountant’s independence, and has determined that the provision of these services, if any, does not compromise the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

(a) The registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act of 1934 and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act of 1934. The registrant’s audit committee members are Charles A. Hurty, Richard L. Fagnani (began serving on the audit committee effective as of June 20, 2017), John E. Kerrigan, and Madhav V. Rajan.

(b) Not applicable.

Item 6.	Investments.

(a) Schedules of investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The President (the registrant’s Principal Executive Officer) and Treasurer and Chief Financial Officer (the registrant’s Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rules 13a-15(b) or 15d-15(b) under the Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 13.	Exhibits.

(a) (1) Code of Ethics is not filed as an exhibit; please refer to Item 2.

(a) (2) Section 302 Certifications are attached.

(a) (3) Not applicable.

(a) (4) Not applicable.

(b) Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

iShares Trust

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: May 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Martin Small
Martin Small, President (Principal Executive Officer)

Date: May 4, 2018

By: /s/ Jack Gee
Jack Gee, Treasurer and Chief Financial Officer (Principal Financial Officer)

Date: May 4, 2018